                                                                 Exhibit 10.6

                                             CONFIDENTIAL TREATMENT REQUESTED
                                             --------------------------------
                                               FOR PORTIONS OF THIS DOCUMENT.
                                               ------------------------------
                                    PORTIONS FOR WHICH CONFIDENTIAL TREATMENT
                                    -----------------------------------------
              IS REQUESTED ARE DENOTED BY [confidential treatment requested].
              ---------------------------------------------------------------
                                    CONFIDENTIAL INFORMATION OMITTED HAS BEEN
                                    -----------------------------------------
                                                    FILED SEPARATELY WITH THE
                                                    -------------------------
                                          SECURITIES AND EXCHANGE COMMISSION.
                                          -----------------------------------




                             INFORMATION TECHNOLOGY

                                SERVICE AGREEMENT



                                     BETWEEN



                                KELLWOOD COMPANY



                                       AND



                       ELECTRONIC DATA SYSTEMS CORPORATION






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KELLWOOD COMPANY / ELECTRONIC DATA SYSTEMS CORPORATION   IT SERVICE AGREEMENT

                                              TABLE OF CONTENTS

                                                                                                          PAGE
                                                                                                          ----
1.   SCOPE OF SERVICES....................................................................................   9

     1.1.   GENERAL DESCRIPTION OF SERVICES...............................................................   9
            1.1.1.  Scope of Services.....................................................................  10
     1.2.   TRANSITION....................................................................................  10
            1.2.1.  Transformation Services...............................................................  10
            1.2.2.  Critical Milestones...................................................................  10
            1.2.3.  Progress Reports......................................................................  10
     1.3.   MANAGEMENT SERVICES...........................................................................  11
            1.3.1.  Procurement...........................................................................  11
            1.3.2.  Disaster Recovery.....................................................................  11
            1.3.3.  Security Management...................................................................  11
     1.4.   TECHNOLOGY MANAGEMENT; UPGRADES AND ENHANCEMENTS..............................................  12
            1.4.1.  Technological Enhancements............................................................  12
            1.4.2.  Technology Planning...................................................................  12
            1.4.3.  Baseline Technology Upgrades..........................................................  14
            1.4.4.  Shared Resources......................................................................  14
     1.5.   VIRUSES AND DISABLING DEVICES.................................................................  14
     1.6.   END-USER SATISFACTION AND COMMUNICATION.......................................................  15
     1.7.   STANDARDS AND PROCEDURES MANUAL...............................................................  15
            1.7.1.  Development of Manual.................................................................  15
            1.7.2.  Content of Manual.....................................................................  15
     1.8.   SERVICE COMPATIBILITY.........................................................................  16
     1.9.   MASLs.........................................................................................  16
            1.9.1.  Commitment to MASLs...................................................................  16
            1.9.2.  MASL Measurement and Reporting........................................................  17
            1.9.3.  Root-Cause Analysis and Resolution....................................................  17
            1.9.4.  Improvements in Performance...........................................................  18
            1.9.5.  Service Compliance Relief.............................................................  18
     1.10.  NON-EXCLUSIVITY...............................................................................  18
     1.11.  1996 CONTRACT.................................................................................  19

2.   ASSETS AND THIRD-PARTY CONTRACTS.....................................................................  19

     2.1.   KELLWOOD-OWNED EQUIPMENT......................................................................  19
     2.2.   KELLWOOD-LEASED EQUIPMENT.....................................................................  19
     2.3.   THIRD-PARTY APPROVALS.........................................................................  19
     2.4.   RETURN OF KELLWOOD EQUIPMENT..................................................................  20
     2.5.   PROVISION OF EDS ASSETS.......................................................................  20
            2.5.1.  Use of EDS Equipment by EDS Employees.................................................  20
            2.5.2.  Provision of EDS Equipment to Kellwood................................................  20
            2.5.3.  Installation of EDS Equipment.........................................................  20
            2.5.4.  Maintenance of EDS Equipment..........................................................  20
     2.6.   RETURN AND ACQUISITION OF EDS EQUIPMENT BY KELLWOOD...........................................  21
     2.7.   KELLWOOD MAINTENANCE AGREEMENTS...............................................................  21
     2.8.   FURTHER ASSURANCES............................................................................  21

3.   HUMAN RESOURCES......................................................................................  22

     3.1.   EDS EMPLOYEES.................................................................................  22
     3.2.   SOLICITATION OF PERSONNEL.....................................................................  22

4.   PROVISION OF RESOURCES BY KELLWOOD...................................................................  22

     4.1.   OFFICE SPACE AND FURNISHINGS..................................................................  22

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                                    PAGE 2

     4.2.   SPECIFIC HARDWARE AND CARRIER CHARGES.........................................................  23
     4.3.   ACCESS TO PERSONNEL AND INFORMATION...........................................................  23
     4.4.   OTHER FACILITY-RELATED OBLIGATIONS............................................................  23

5.   RETAINED AUTHORITY...................................................................................  24

     5.1.   STRATEGIC AND OPERATIONAL PLANNING............................................................  25
     5.2.   SERVICE DESIGN AND DELIVERY...................................................................  25
     5.3.   MOVES, ADDS, AND CHANGES; APPLICATIONS DEVELOPMENT............................................  25
     5.4.   CONTRACT MANAGEMENT...........................................................................  26
     5.5.   BUDGET MANAGEMENT.............................................................................  26
     5.6.   VALIDATION AND VERIFICATION...................................................................  26
     5.7.   OTHER RETAINED AUTHORITY......................................................................  26
     5.8.   REVIEW AND ACCEPTANCE.........................................................................  26
            5.8.1.  Acceptance Testing....................................................................  26
            5.8.2.  Cure..................................................................................  27
            5.8.3.  Final Acceptance......................................................................  27

6.   FINANCIAL TERMS......................................................................................  28

     6.1.   [CONFIDENTIAL TREATMENT REQUESTED]............................................................  29
     6.2.   PRICING AUDIT.................................................................................  29
     6.3.   REDUCTION OF PAYMENTS.........................................................................  30
     6.4.   TAXES.........................................................................................  30
     6.5.   BENCHMARKING..................................................................................  30
     6.6.   OTHER SERVICES................................................................................  31
     6.7.   INITIATIVE FEES...............................................................................  32
     6.8.   FEE REDUCTIONS................................................................................  32
     6.9.   ONLY PAYMENTS.................................................................................  32
     6.10.  SET OFF.......................................................................................  32
     6.11.  DISPUTED AMOUNTS..............................................................................  32
     6.12.  PROCUREMENT...................................................................................  33
     6.13.  COST OF LIVING ADJUSTMENT.....................................................................  33
            6.13.1.  Adjustment...........................................................................  33
            6.13.2.  Change of Index......................................................................  34

7.   RELATIONSHIP MANAGEMENT..............................................................................  34

     7.1.   PERSONNEL.....................................................................................  34
            7.1.1.  EDS' Key Personnel....................................................................  34
            7.1.2.  EDS Contract Manager..................................................................  35
            7.1.3.  Kellwood Key Personnel and Representatives............................................  36
            7.1.4.  Additional Personnel Requirements.....................................................  36
            7.1.5.  Minimum Proficiency Levels............................................................  36
            7.1.6.  Specialized Personnel.................................................................  37
            7.1.7.  Training..............................................................................  37
            7.1.8.  Replacement of Personnel..............................................................  37
            7.1.9.  Supervision and Conduct of EDS Personnel..............................................  37
     7.2.   MANAGEMENT COMMITTEE..........................................................................  38
     7.3.   PARTIES' RELATIONSHIP.........................................................................  38
     7.4.   WORK ORDER PROCEDURES; CHANGE MANAGEMENT PROCEDURE............................................  38

8.   INITIATIVES..........................................................................................  39

     8.1.   INITIATIVE REQUIREMENTS AND PROCESS...........................................................  39
     8.2.   COOPERATION AND COORDINATION..................................................................  40
     8.3.   RIGHT OF FIRST REFUSAL........................................................................  40

9.   LIMITATION OF FUTURE CONTRACTS.......................................................................  41

10.  PROPRIETARY RIGHTS...................................................................................  41

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                                    PAGE 3

     10.1.  OWNERSHIP OF WORK PRODUCT.....................................................................  41
            10.1.1.  Kellwood Sole Owner..................................................................  41
            10.1.2.  Existing Intellectual Property.......................................................  42
            10.1.3.  EDS Methodologies....................................................................  42
            10.1.4.  Intellectual Property................................................................  42
            10.1.5.  Third-Party Underlying Works.........................................................  43
     10.2.  RIGHTS AND LICENSES...........................................................................  43
            10.2.1.  Necessary to the Services............................................................  43
            10.2.2.  Advance Consents.....................................................................  43
     10.3.  KELLWOOD DATA.................................................................................  43
     10.4.  INFRINGEMENT..................................................................................  44
     10.5.  COOPERATION...................................................................................  44

11.  SECURITY AND PROTECTION OF INFORMATION...............................................................  45

     11.1.  SECURITY......................................................................................  45
            11.1.1.  Security and Policies................................................................  45
            11.1.2.  Information Access...................................................................  45
            11.1.3.  Background Checks....................................................................  45
            11.1.4.  Other Policies.......................................................................  46
            11.1.5.  Minimum Security Standards and Audit.................................................  46
     11.2.  PROTECTION OF KELLWOOD CONFIDENTIAL INFORMATION...............................................  46
            11.2.1.  Nondisclosure; EDS Policies and Procedures...........................................  46
            11.2.2.  Disclosure Requests..................................................................  47
            11.2.3.  Permitted Disclosure.................................................................  47
            11.2.4.  Publicity............................................................................  47
     11.3.  LEGALLY REQUIRED DISCLOSURE...................................................................  47
     11.4.  NOTIFICATION..................................................................................  47
     11.5.  INJUNCTIVE RELIEF.............................................................................  48
     11.6.  RETURN OF CONFIDENTIAL INFORMATION............................................................  48
     11.7.  EDS CONFIDENTIAL INFORMATION..................................................................  48

12.  TERM    .............................................................................................  49

     12.1.  INITIAL TERM; RENEWALS........................................................................  49
            12.1.1.  Initial Term.........................................................................  49
            12.1.2.  Extensions by Kellwood...............................................................  49
     12.2.  EARLY TERMINATION FOR CONVENIENCE.............................................................  49
     12.3.  TERMINATION FOR DEFAULT.......................................................................  50
            12.3.1.  Termination for EDS Default..........................................................  50
            12.3.2.  Termination for Kellwood Default.....................................................  50
     12.4.  TERMINATION FOR FORCE MAJEURE EVENT...........................................................  50
     12.5.  TERMINATION FOR INSOLVENCY....................................................................  51
     12.6.  TERMINATION FOR DISBARMENT....................................................................  51
     12.7.  EFFECT OF ENDING OF TERM......................................................................  51
     12.8.  NO TERMINATION BY EDS.........................................................................  51

13.  DISENTANGLEMENT......................................................................................  51

     13.1.  GENERAL OBLIGATIONS...........................................................................  51
     13.2.  DISENTANGLEMENT PROCESS.......................................................................  52
     13.3.  SPECIFIC OBLIGATIONS..........................................................................  52
            13.3.1.  Full Cooperation and Information.....................................................  52
            13.3.2.  No Interruption or Adverse Impact....................................................  53
            13.3.3.  Third-Party Authorizations...........................................................  53
            13.3.4.  Licenses to Proprietary Software.....................................................  53
            13.3.5.  Transfer of Assets...................................................................  53
            13.3.6.  Transfer of Leases, Licenses, and Contracts..........................................  54
            13.3.7.  Delivery of Kellwood Confidential Information........................................  54

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                                    PAGE 4

            13.3.8.  Hiring of Employees..................................................................  54
     13.4.  PREPARATION FOR DISENTANGLEMENT...............................................................  55
            13.4.1.  Complete Documentation...............................................................  55
            13.4.2.  Maintenance of Assets................................................................  55
            13.4.3.  Advance Written Consents.............................................................  55
            13.4.4.  All Necessary Cooperation and Actions................................................  55

14.  REMEDIES; LIMITATIONS OF LIABILITY...................................................................  56

     14.1.  REMEDIES CUMULATIVE...........................................................................  56
     14.2.  ATTORNEYS' FEES...............................................................................  56
     14.3.  LIMITATION OF LIABILITY AND DISCLAIMERS.......................................................  56
     14.4.  FORCE MAJEURE EVENTS..........................................................................  57

15.  INSURANCE............................................................................................  58

     15.1.  REQUIRED GENERAL LIABILITY INSURANCE COVERAGE.................................................  58
            15.1.1.  Commercial General Liability Insurance...............................................  58
            15.1.2.  Additional Insureds..................................................................  59
            15.1.3.  Primary Insurance Endorsement........................................................  59
            15.1.4.  Form of General Liability Insurance Policies.........................................  59
     15.2.  BUSINESS AUTOMOBILE LIABILITY INSURANCE.......................................................  59
     15.3.  STATUTORY WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY INSURANCE............................  59
     15.4.  PROFESSIONAL ERRORS AND OMISSIONS LIABILITY INSURANCE/ELECTRONIC ERRORS AND OMISSIONS.........  59
     15.5.  EMPLOYEE DISHONESTY AND COMPUTER FRAUD........................................................  60
     15.6.  PROPERTY INSURANCE............................................................................  60
     15.7.  GENERAL PROVISIONS............................................................................  60
            15.7.1.  Evidence of Insurance................................................................  60
            15.7.2.  "Claims-Made Coverage"...............................................................  60
            15.7.3.  Notice of Cancellation or Change of Coverage.........................................  61

16.  INVOICES AND REPORTS.................................................................................  61

     16.1.  INVOICES......................................................................................  61
            16.1.1.  General..............................................................................  61
            16.1.2.  Fee-Reductions.......................................................................  62
            16.1.3.  Other Services.......................................................................  62
            16.1.4.  Initiatives..........................................................................  62
     16.2.  REPORTS.......................................................................................  62
            16.2.1.  General..............................................................................  62
            16.2.2.  Media................................................................................  62

17.  RECORDKEEPING AND AUDIT RIGHTS.......................................................................  63

     17.1.  RECORDKEEPING.................................................................................  63
     17.2.  OPERATIONAL AUDIT RIGHTS......................................................................  63

18.  LEGAL COMPLIANCE.....................................................................................  64

     18.1.  COMPLIANCE WITH ALL LAWS AND REGULATIONS......................................................  64
     18.2.  EDS PERMITS AND LICENSE.......................................................................  64
     18.3.  HAZARDOUS MATERIALS...........................................................................  64

19.  REPRESENTATIONS AND WARRANTIES.......................................................................  65

     19.1.  EDS REPRESENTATIONS, WARRANTIES, AND RELATED COVENANTS........................................  65
            19.1.1.  Performance of the Services..........................................................  65
            19.1.2.  Conflict of Interest.................................................................  65
            19.1.3.  Financial Condition and Information..................................................  66
            19.1.4.  Litigation and Service of Process....................................................  67
            19.1.5.  Proprietary Rights Infringement......................................................  67
            19.1.6.  Legal and Corporate Authority........................................................  67

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                                    PAGE 5

            19.1.7.  Violations...........................................................................  68
            19.1.8.  Information Furnished to Kellwood....................................................  68
            19.1.9.  Previous Contracts...................................................................  68
     19.2.  KELLWOOD'S REPRESENTATIONS, WARRANTIES, AND COVENANTS.........................................  68
            19.2.1.  Legal Authority......................................................................  68
            19.2.2.  Disclaimer...........................................................................  68
            19.2.3.  Information Furnished to EDS.........................................................  69
     19.3.  WARRANTY DISCLAIMER...........................................................................  69
     19.4.  WAIVER........................................................................................  69

20.  INDEMNIFICATION......................................................................................  69

     20.1.  BY EDS........................................................................................  69
            20.1.1.  Technology...........................................................................  69
            20.1.2.  Injury, Property, or Other Damage....................................................  70
            20.1.3.  Third-Party Contracts................................................................  70
            20.1.4.  [confidential treatment requested]...................................................  70
            20.1.5.  Hazardous Material...................................................................  71
            20.1.6.  Proprietary Information Disclosure...................................................  71
     20.2.  BY KELLWOOD...................................................................................  71
            20.2.1.  Technology...........................................................................  71
            20.2.2.  Third-Party Contracts................................................................  71
            20.2.3.  Hazardous Materials..................................................................  72
            20.2.4.  Injury, Property or Other Damage.....................................................  72
     20.3.  WAIVER OF SUBROGATION.........................................................................  72
     20.4.  GENERAL OBLIGATION............................................................................  72

21.  DISPUTE RESOLUTION...................................................................................  73

     21.1.  RESOLUTION PROCESS............................................................................  73
     21.2.  MEDIATION.....................................................................................  73
     21.3.  LEGAL ACTION..................................................................................  74
     21.4.  DE MINIMIS DISPUTES...........................................................................  74
     21.5.  NO TERMINATION OR SUSPENSION OF SERVICES......................................................  74
     21.6.  NO LIMITATION ON KELLWOOD REMEDIES FOR DEFAULT................................................  74

22.  KELLWOOD APPROVAL OF PROMOTIONS......................................................................  75

23.  EDS APPROVAL OF PROMOTIONS...........................................................................  75

24.  USE OF AFFILIATES AND SUBCONTRACTORS.................................................................  75

     24.1.  APPROVAL; KEY SUBCONTRACTORS..................................................................  75
     24.2.  SUBCONTRACTOR AGREEMENTS......................................................................  75
     24.3.  LIABILITY AND REPLACEMENT.....................................................................  76
     24.4.  DIRECT AGREEMENTS.............................................................................  76

25.  DEFINITIONS..........................................................................................  76

     25.1.  AFFILIATE.....................................................................................  76
     25.2.  AGREEMENT.....................................................................................  76
     25.3.  BASELINE TECHNOLOGY...........................................................................  76
     25.4.  COLA..........................................................................................  76
     25.5.  CONFIDENTIAL INFORMATION......................................................................  77
     25.6.  CONTRACT YEAR OR CY...........................................................................  77
     25.7.  EDS INDEMNITEES...............................................................................  77
     25.8.  EDS KEY PERSONNEL.............................................................................  77
     25.9.  CRITICAL MILESTONES...........................................................................  77
     25.10. DEFAULT.......................................................................................  77
     25.11. END-USER......................................................................................  78
     25.12. ENVIRONMENTAL LAWS............................................................................  78

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

     25.13. FEES..........................................................................................  78
     25.14. FORCE MAJEURE EVENT...........................................................................  79
     25.15. GAAP..........................................................................................  79
     25.16. HAZARDOUS MATERIALS...........................................................................  79
     25.17. KELLWOOD CONFIDENTIAL INFORMATION.............................................................  79
     25.18. KELLWOOD DATA.................................................................................  80
     25.19. KELLWOOD INDEMNITEES..........................................................................  80
     25.20. KELLWOOD REPRESENTATIVE.......................................................................  80
     25.21. KELLWOOD SOFTWARE.............................................................................  80
     25.22. KEY SUBCONTRACTORS............................................................................  81
     25.23. MANAGED CONTRACTS AND LEASES..................................................................  81
     25.24. MASL..........................................................................................  81
     25.25. OTHER SERVICES................................................................................  81
     25.26. PARTY.........................................................................................  81
     25.27. PERSON........................................................................................  81
     25.28. PROBLEM.......................................................................................  81
     25.29. PROBLEM RESOLUTION REPORT.....................................................................  82
     25.30. RESIDUALS.....................................................................................  82
     25.31. SERVICES......................................................................................  82
     25.32. SUBCONTRACTOR.................................................................................  82
     25.33. UNDERLYING WORKS..............................................................................  83
     25.34. WORK ORDER....................................................................................  83
     25.35. WORK PRODUCT..................................................................................  83

26.  MISCELLANEOUS........................................................................................  83

     26.1.  ENTIRE AGREEMENT..............................................................................  83
     26.2.  ORDER OF PRECEDENCE...........................................................................  84
     26.3.  CAPTIONS; REFERENCES; TERMINOLOGY.............................................................  84
     26.4.  ASSIGNMENT....................................................................................  84
     26.5.  NOTICES TO A PARTY............................................................................  84
     26.6.  AMENDMENTS; WAIVERS...........................................................................  85
     26.7.  RELATIONSHIP BETWEEN, AND LEGAL STATUS OF, THE PARTIES........................................  86
     26.8.  SEVERABILITY..................................................................................  86
     26.9.  COUNTERPARTS..................................................................................  86
     26.10. LAWS AND REGULATIONS..........................................................................  86
     26.11. VENUE AND JURISDICTION........................................................................  87
     26.12. NO THIRD-PARTY BENEFICIARIES..................................................................  87
     26.13. EXPENSES......................................................................................  87
     26.14. SURVIVAL......................................................................................  87
     26.15. NEITHER PARTY CONSIDERED DRAFTER..............................................................  87
     26.16. FINALIZATION OF SCHEDULES.....................................................................  87

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                                    PAGE 7

                                    SCHEDULES
                                    ---------



Schedule A            Distributed Computing Service Level Requirements

Schedule B            Applications Service Level Requirements

Schedule C            Network Service Level Requirements

Schedule D            Voice Communications Service Level Requirements

Schedule E            Help Desk Service Level Requirements

Schedule F            Enterprise Operations Center Service Level Requirements

Schedule G            Incentives and Fee Reductions

Schedule H            Pricing Schedule

Schedule I            Management Committee

Schedule J            Work Order Form; Change Management Procedures

Schedule K            Kellwood Policies

Schedule L            List of Managed Assets

Schedule M            List of Managed Contracts and Leases

Schedule N            EDS' Key Personnel

Schedule O            Kellwood Key Personnel

Schedule P            Early Termination Fees

Schedule Q            List of Approved Subcontractors

Schedule R            In-Scope Locations

Schedule S            EDS Documentation Guidelines

Schedule T            EDS Leases and Assets



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                                     PAGE 8

                             INFORMATION TECHNOLOGY
                             ----------------------

                               SERVICES AGREEMENT
                               ------------------



                  This INFORMATION TECHNOLOGY SERVICE AGREEMENT (the "Agreement") is entered into as of the latest date following the signatures of the Parties (the "Contract Signing Date"), by and between KELLWOOD COMPANY, a Missouri corporation, ("Kellwood") with corporate offices at 600 Kellwood Parkway, Chesterfield Missouri, 63017 and ELECTRONIC DATA SYSTEMS CORPORATION, a Delaware corporation, ("EDS Corporation"), and EDS INFORMATION SERVICES L.L.C., a Delaware limited liability company ("EIS") with corporate offices at 5400 Legacy Drive, H3-3A-05, Plano, Texas 75024-3105. The obligations of EDS Corporation set forth in this Agreement will be performed by EDS Corporation, itself and through its direct and indirect wholly-owned subsidiaries, including EIS (collectively, "EDS" or "Provider"). EDS Corporation will remain responsible for the obligations performed by EIS and such other subsidiaries to the same extent as if such obligations were performed by EDS Corporation. By executing this Agreement, EIS also agrees to be bound by, and subject to, the terms and conditions of this Agreement to the same extent as EDS Corporation. EDS and Kellwood may be referred to in this Agreement individually as a "Party" and together as "Parties".


                                    RECITALS

WHEREAS, Kellwood, is approaching the sixth year of its information technology ("IT") outsourcing contract with EDS, dated June 21, 1996, Kellwood seeks to enter into a new agreement and thereby extend and update its contractual arrangement with EDS.

         NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the receipt, sufficiency, and adequacy of which are hereby acknowledged, the Parties, intending to be legally bound, hereby contract and agree as follows:


1.       SCOPE OF SERVICES

         1.1.     GENERAL DESCRIPTION OF SERVICES


         Subject at all times to Kellwood's exercise of its management and oversight functions and prerogatives, as identified in Section 5 or otherwise, and subject to the provisions of the Agreement hereof; EDS shall perform all of the Services outlined in this Agreement, including those in this Section, and all Schedules attached to this Agreement, in which obligations of Kellwood and EDS are set forth in detail.

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                                     PAGE 9

         In all cases, EDS shall deliver high-quality, value-added services in compliance with this agreement and the attached Schedules that assist Kellwood in effectively utilizing IT to increase the efficiency and productivity of Kellwood business operations. Unless otherwise expressly stated in the Schedules to this Agreement or elsewhere in this Agreement, EDS shall commence all Services under this Agreement at 12:01 a.m., local time, on the Contract Signing Date.

                  1.1.1.   SCOPE OF SERVICES.

                  Starting on the Contract Signing Date and continuing during the Term, EDS shall provide and perform the Services to and for Kellwood as follows:

                  (a) each of the Services specifically described and defined in this Section 1, the attached Schedules, or elsewhere in this Agreement; and

                  (b) if any Services, functions, responsibilities or tasks not specifically described in this Agreement are required for the proper performance and provision of the Services and are an inherent part of, or a necessary sub-part included within, the Services described above and elsewhere in this Agreement, such services, functions, responsibilities and tasks shall be deemed to be implied by and included within the scope of the Services to the same extent and in the same manner as if specifically described in this Agreement.

         1.2.     TRANSITION

                  1.2.1.   TRANSFORMATION SERVICES

                  EDS shall accomplish the transparent, seamless, orderly, and uninterrupted transition from the manner in which Kellwood currently receives all services pursuant to the 1996 Contract to the Services described in this Agreement.

                  1.2.2.   CRITICAL MILESTONES

                  The Parties recognize and agree that time is of the essence for a successful transformation and they have designated certain actions and projects in this Agreement as Critical Milestones. If EDS fails to meet any Critical Milestone by the date corresponding thereto, EDS shall be subject to Fee Reductions pursuant to the MASL's attached as Schedule G hereof.

                  1.2.3.   PROGRESS REPORTS

                  EDS shall provide to the Kellwood CIO (or his/her Representative) a written update as to progress of the transition and transformation implementation, at least monthly until such implementation and each of EDS' responsibilities thereunder have been met.

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         1.3.     MANAGEMENT SERVICES

                  Commencing at 12:01 a.m., local time, on the Contract Signing Date, and at all times thereafter during the Term, except as otherwise expressly stated herein, EDS shall perform, at all in-scope Kellwood Sites, as described in Schedule R, all Services under this Agreement.

                  1.3.1.   PROCUREMENT

                  EDS shall procure, for its use in providing the Services, all hardware, software, and network facilities needed in order for EDS to provide the Services in accordance with this Agreement. EDS' procurement responsibilities shall include: procurement of additional assets; evaluation of vendor qualifications and independence; negotiation of prices; obtaining the [confidential treatment requested] rates and discounts available; distribution and installation of all procured items; and software license compliance. All procurement activities necessary for EDS to administer this Agreement, and all purchase prices, license fees, lease payments, and support and maintenance fees for all EDS owned or leased assets in Schedule T, shall be paid for by EDS.

                  1.3.2.   DISASTER RECOVERY

                  Not later than ninety (90) days after the Contract Signing Date, EDS shall provide Kellwood a complete disaster recovery plan, for Kellwood's review and approval, designed to provide for the continuing availability of Services as designated in this Agreement, during any event that would, under the circumstances, otherwise affect EDS' ability to deliver the Services. Commencing not later than ninety (90) days after Kellwood's approval, EDS shall implement the plan and provide or make available the disaster recovery services to Kellwood. EDS shall provide such disaster recovery services at all times without regard to any Force Majeure Event or the failure of any system (or any component thereof) to be Y2K Compliant. Such disaster recovery services shall include the preparation and regular testing and updating of a disaster recovery plan (including plans for data, backups, storage management, contingency operations), the reservation of capacity at alternate site facilities, and disaster recovery services in the event that Kellwood determines that a disaster has occurred. EDS shall update and test all disaster recovery procedures not less frequently than once annually. Kellwood will bear the expense for hot site agreements for Kellwood-Owned Equipment and EDS Equipment dedicated to Kellwood at Kellwood sites.

                  1.3.3.   SECURITY MANAGEMENT

                  EDS shall provide physical and logical protection for Kellwood hardware, software, applications and data that meet or exceed industry standards at EDS facilities utilized to provide Services under this Agreement. This may include, without limitation, the use of: 1) a security force, 2) gates and other barriers, 3) electronic or physical locks,
4) man-traps, 5) biological identification systems, such as fingerprint scanners, 6) system identifiers and passwords, 7) database locks and passwords, and 8) periodic security checks. EDS shall provide Kellwood with access, subject to EDS' reasonable access security requirements,

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seven days a week, 24 hours a day to EDS data centers and other locations as appropriate for the purposes of inspection and monitoring access and use of Kellwood data and maintaining Kellwood systems provided Kellwood requests access in advance and is escorted by an EDS account representative. EDS shall provide such assistance which may be reasonably required in connection with any such inspection and monitoring.

         1.4.     TECHNOLOGY MANAGEMENT; UPGRADES AND ENHANCEMENTS

                  1.4.1.   TECHNOLOGICAL ENHANCEMENTS

                  It is expected that, as part of the Services provided by EDS under this Agreement and included within the Fees, EDS shall provide the technology management and upgrade services as set forth herein, and as described in this Agreement, throughout the Term. Unless otherwise directed by Kellwood, such Services shall include installation, implementation and maintenance of upgraded and replacement assets for all assets used in the provision of Current Services and/or the Services.

                  EDS shall provide resources to perform such upgrades and replacements at no additional cost beyond the Fees and shall schedule such upgrades and replacements in advance and in such a way as to prevent any interruption or disruption of Services, or any diminution in the nature or level of any portion of the Services. EDS shall be required to obtain the prior written consent of Kellwood before maintaining, upgrading, or replacing any asset that is used in the satisfaction of this if such maintenance, upgrade, or replacement could result in any material change in the method, manner or types of Services that are being provided hereunder to Kellwood. Kellwood shall be financially responsible for the acquisition of upgrades and replacements of Kellwood owned or leased assets and for assets specifically called out as Kellwood's responsibility in Schedule T. EDS shall be financially responsible for the acquisition of upgrades and replacements of EDS leased or owned assets required for EDS to meet MASL's.

                  1.4.2.   TECHNOLOGY PLANNING

                  Each Contract Year, EDS and Kellwood shall jointly prepare a plan (the "Technology Plan") in accordance with the following procedures:

                  (a) The Technology Plan will be composed of short-term and long-range plans, which tie into business goals. The long-range plan will include strategic and flexible use of information technology systems in light of Kellwoods anticipated business goals, current mission, objectives and its priorities and strategies. The short-term plan will include information technology budget development for the next fiscal year and an identification of proposed software and hardware, as appropriate, for which technology refresh may be needed in the next Contract Year, and a projected time schedule for obtaining the necessary software, hardware and services and implementing the proposed changes. EDS will on a regular basis and prior to the


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                           preparation of each Annual Technology Plan (i)
                           identify EDS and non-EDS products and technology services that may benefit Kellwood and support the mission, goals and objectives of Kellwood,
                           (ii) identify EDS or Kellwood resources required to complete the long-range and short-term plans and (iii) upon request of Kellwood investigate the requirements, costs and benefits of new technology.

                  (b) Kellwood and EDS will prepare the initial draft of the first Technology Plan based on the Agreement. EDS will provide input and information regarding industry trends in production capabilities and pricing and the implementation of proposed hardware and software changes. The first Technology Plan will then be amended and updated by EDS each Contract Year, and will, upon approval by Kellwood establish the mutual agreement by the Parties as to the strategic approach to EDS' conduct and implementation of the technology management and upgrade services as set forth herein, throughout the balance of the Term and as part of the Fees.

                  (c) The first Technology Plan under this Agreement will be completed on or before 180 days into the Agreement and annually during the Term.

                  (d) Notwithstanding the development of the Technology Plan on an annual basis, EDS shall also have a regular and ongoing responsibility during each Contract Year to provide Kellwood with information regarding any newly improved or enhanced commercially available information technology, including equipment and improved processes, that could reasonably be expected to have a positive impact in terms of increased efficiency, increased quality, or reduced costs ("Enhanced Technology") for evaluation. At a minimum, at least once during the first six months and once during the second six months of each Contract Year, EDS shall meet with Kellwood and provide Kellwood with a written report to inform Kellwood of Enhanced Technology that EDS and its principal Subcontractors are developing and to provide information about IT trends and directions of which Kellwood should be made aware.

                  (e) Upon the identification of any Enhanced Technology that the Parties believe would materially improve performance, or reduce the cost, of the Services, the Parties will meet and discuss in good faith the terms upon which such Enhanced Technology may be implemented into the Services, including detailed MASLs specific to each enhancement and in the format used in Schedules A through F hereof for the Services.


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                  1.4.3.   BASELINE TECHNOLOGY UPGRADES

                  EDS will keep all Services under this Agreement current with industry advances as described below. Within ninety (90) days of the Contract Signing Date EDS will develop, subject to Kellwood approval, a Technology Refresh Plan and Schedule for upgrade and replacement. As a base requirement, EDS must support maintaining Kellwood current with leading technology standards. In this regard, EDS shall provide the personnel resources necessary to upgrade all the hardware and software in Schedules A - F, L, M and T so it will be kept at levels supportable by manufacturers and equipment will be upgraded or replaced as required to meet agreed upon Service Level Agreements (SLAs) or manufacturer recommended requirements. In the event the upgrade will cause an incompatibility with 3rd party provided hardware or software, then the Parties will mutually agree on the appropriate actions to be taken relative to such upgrade. Additionally, as hardware and software upgrades and maintenance become available from their respective vendors, EDS is to notify Kellwood within thirty (30) days and coordinate implementation of the upgrades and maintenance. EDS will provide personnel to support all Baseline Technology upgrades without an increase in charges to Kellwood. If EDS fails to satisfy this requirement and Kellwood incurs additional costs due to acquiring a 3rd party to perform the upgrades, maintenance or replacements due to EDS' failure, EDS shall reimburse or credit Kellwood for such additional 3rd party costs and expenses. Kellwood shall be financially responsible for the acquisition of upgrades, maintenance and replacements of Kellwood owned or leased assets, Schedules L and M, and for assets specifically called out as Kellwood's responsibility in Schedule
T. EDS shall be financially responsible for the acquisition of upgrades, maintenance and replacements of EDS leased or owned assets required for EDS to meet MASL's.

                  1.4.4.   SHARED RESOURCES

                  Prior to migrating or relocating any of the hardware or software in Schedules L, M or T to a shared hardware or software environment, or to any shared network or platform ("Shared Resources"), EDS shall provide for review and approval to Kellwood, a proposal for such migration or relocation, including a listing of all Shared Use Assets used to provide the service and a breakdown of the price benefits and savings or risks to Kellwood during the Term and following the expiration or termination of this Agreement. As part of the Disentanglement, upon the expiration or termination of this Agreement, EDS shall identify and assist Kellwood in procuring suitable functionally equivalent replacements for any Shared Resources or Shared Use Assets, such as hardware, software, networks or platforms then used by EDS, to provide the Services.

         1.5.     VIRUSES AND DISABLING DEVICES

                  EDS shall implement and use commercially reasonable practices at all times during the Term to identify, screen, and prevent, and shall not itself intentionally install, any Disabling Device in resources utilized by EDS, Kellwood, or any third party, in connection with the Services. A "Disabling Device" is any virus, timer, clock, counter, time lock, time bomb, or other limiting design, instruction, or routine that could, if triggered, erase data or

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

programming or cause the resources to become inoperable or otherwise incapable of being used in the full manner for which such resources were intended to be used. EDS shall be responsible to reduce or eliminate the effects of any Disabling Device installed or injected by any third party and discovered in such resources and use commercially reasonable efforts to prevent or minimize a loss of operating efficiency or data.

         1.6.     END-USER SATISFACTION AND COMMUNICATION

                  EDS shall conduct End-User satisfaction surveys during the Term in accordance with this section. The surveys shall cover a representative sample of the End-Users and, as a separate sample category, senior Kellwood management. Kellwood shall provide reasonable assistance to EDS to: (i) identify the appropriate sample of End-Users; (ii) distribute the surveys; and (iii) encourage participation by such End-Users in order to obtain meaningful results. The EDS Contract Manager shall review the results of the survey with Kellwood. Additionally, within ninety (90) days of the Signing Date, EDS shall submit an End-User communication plan to Kellwood, for its review and approval. Such plan shall include, at a minimum, monthly updates to the End-Users regarding the results of the satisfaction surveys. The communication plan shall be reviewed and modified by the Parties, as appropriate, not less frequently than once annually.

         1.7.     STANDARDS AND PROCEDURES MANUAL

                  1.7.1.   DEVELOPMENT OF MANUAL

                  Within ninety (90) days after the Contract Signing Date, EDS shall deliver a reasonable and appropriate draft Standards and Procedures Manual to Kellwood for its review, comment, and approval. EDS shall incorporate all comments or suggestions of Kellwood and shall finalize the Standards and Procedures Manual within one hundred eighty (180) days after the Contract Signing Date. EDS shall periodically (but not less than quarterly) update the Standards and Procedures Manual to reflect changes in the operations or procedures described therein. Updates of the Standards and Procedures Manual shall be provided to Kellwood for review and approval.

                  1.7.2.   CONTENT OF MANUAL

                  The Standards and Procedures Manual shall be provided to Kellwood and its end-users electronically (and in a manner such that it can be accessed via either Kellwood's intranet or the Internet). The Standards and Procedures Manual should describe how EDS shall perform the Services under this Agreement, the equipment and software being and to be used, and the documentation (including, e.g., operations manuals, user guides, specifications, and end-user support) that provide further details of such activities. The Standards and Procedures Manual shall further describe the activities EDS shall undertake in order to provide the Services including, where appropriate, direction, supervision, monitoring, staffing, quality assurance, reporting, planning, and oversight activities. The Standards and Procedures Manual is intended to describe to Kellwood how the Services shall be performed and act as a guide to end-users seeking assistance in the Services offered under this

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Agreement. The Standards and Procedures Manual shall in no event be interpreted as an amendment to this Agreement or so as to relieve EDS of any of its performance obligations under this Agreement.

         1.8.     SERVICE COMPATIBILITY

                  EDS will use commercially reasonable efforts to provide Services, equipment, networks, software, enhancements, upgrades, modifications, and other resources (collectively, the "Resources") utilized by EDS or approved by EDS for utilization by Kellwood in connection with the Services, that shall be successfully integrated and interfaced, and that shall be compatible, with the services, systems, items, and other resources (collectively, the "Third-Party Resources") that are being provided to, recommended to, or approved for use by, Kellwood by third-party service providers as of the Contract Signing Date. Further, EDS represents and agrees that none of the Services or other items provided to Kellwood by EDS shall be adversely affected by, or shall adversely affect, those of any such third-party providers, whether as to functionality, speed, service levels, interconnectivity, reliability, availability, performance, response times, or similar measures. To the extent that any interfaces need to be developed or modified in order for the Resources to integrate successfully, and be compatible, with the Third-Party Resources, EDS shall develop or modify such interfaces as part of the Services, pursuant to the process set forth in
Section 7.4. In the event of any dispute as to whether a particular defect, malfunction, or other difficulty was caused by products or services furnished by EDS or by products or services furnished by any provider of the Third-Party Resources, EDS shall be responsible for correcting at its cost, such defect, malfunction, or difficulty, except to the extent that EDS can demonstrate, to Kellwood's satisfaction, by means of a root-cause analysis, that the cause was not a product or service furnished by EDS. In addition, EDS agrees that at all times during the Term it shall cooperate with third-party service providers of Kellwood to coordinate its provision of the Services with the services and systems of such third-party service providers. Such cooperation and access, subject to reasonable confidentiality requirements, shall include providing: (i) applicable written information concerning any or all of the systems, data, computing environment, and technology direction used in providing the Services; (ii) reasonable assistance and support services to such third-party providers; (iii) access to EDS and Kellwood systems and architecture configurations to the extent reasonably required for the activities of such third-party providers; and
(iv) access to and use of the Resources.

         1.9.     MASLs

                  1.9.1.   COMMITMENT TO MASLs

                  Except as otherwise specified in this Agreement, EDS shall perform all Services under this Agreement at least in accordance with and in such manner as to meet or exceed the MASLs.

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                  1.9.2.   MASL MEASUREMENT AND REPORTING

                  EDS shall measure and report its performance against the MASLs, if applicable, during each month by the tenth (10th) business day of the following month. For continuing Failures that occur in consecutive measurement periods, EDS shall report such Failures in the month such Failure commences. Kellwood shall give EDS reasonable advance notice of anticipated changes in numbers of End-Users or processing volumes. EDS' report shall be delivered in accordance with the MASL metrics in Schedules A through F. EDS shall meet with Kellwood at least quarterly, or more frequently if requested by Kellwood, to review EDS' actual performance against the MASLs and shall recommend remedial actions to resolve any performance deficiencies.

                  1.9.3.   ROOT-CAUSE ANALYSIS AND RESOLUTION

                  Promptly, and in no event later than ten (10) business days unless a shorter period is specified in Schedules A - F, after EDS' discovery of, or, if earlier, EDS' receipt of a notice from Kellwood regarding, (i) EDS' failure to provide any of the Services in accordance with the MASLs, or
(ii) EDS' failure to meet a Critical Milestone, EDS shall: (A) perform a root-cause analysis to identify the cause of such failure; (B) correct such failure (regardless of whether caused by EDS); (C) provide Kellwood with a written report detailing the cause of, and procedure for correcting, such failure; and (D) provide Kellwood with satisfactory evidence that such failure will not recur when within EDS or EDS' Subcontractors' control. The correction of any such failure shall be performed entirely at EDS' expense unless it has been determined, by mutual agreement of the Parties or through the dispute-resolution process specified in this Agreement, that Kellwood (or its Subcontractors, agents, or third Parties provided by Kellwood and not managed by EDS) was the predominant contributing cause of the failure and EDS could not have worked around the failure without expending a material amount of additional time or cost. In such an event: (i) EDS shall be entitled to temporary relief from its obligation to timely comply with the affected MASL or Critical Milestone, but only to the extent and for the duration so affected; and (ii) Kellwood shall reimburse EDS for EDS' expenses to correct such failure, but only to the extent Kellwood (or its Subcontractors, agents, or third Parties provided by Kellwood and not managed by EDS) caused such failure, unless the Parties otherwise mutually agree. Further, if it has been determined by either mutual agreement of the Parties or through the dispute-resolution process specified in this Agreement, that Kellwood (or its Subcontractors, agents, or third Parties provided by Kellwood and not managed by EDS) was the predominant contributing cause of the failure, or EDS' inability to achieve an Incentive with respect to an affected Critical Milestone, the date by which EDS was obligated to complete the affected Critical Milestone shall be deferred by one (1) day for each day so affected by Kellwood, and EDS' opportunity to earn applicable Incentives with respect to any such affected Critical Milestone shall not be prejudiced thereby, provided EDS subsequently timely complies with its obligations as measured against the deferred date. For purposes hereof, the preexisting condition of Kellwood's properties and systems shall not be deemed a contributing cause of any failure.

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                  1.9.4.   IMPROVEMENTS IN PERFORMANCE

                  The Parties shall review and discuss the MASLs and Fees from time to time, but not less frequently than once each Contract Year. The MASLs and Fees may be adjusted as set forth in Section 6.5, for the benefit of Kellwood, to reflect improved performance requirements based upon advances in available technology and methods that are suitable for use in performing the Services, the increased capabilities of any hardware or software acquired for use by Kellwood, and other changes in circumstances. EDS shall continuously evaluate ways to improve its performance and shall make these improvements available to Kellwood as soon as possible.
                  1.9.5.   SERVICE COMPLIANCE RELIEF

                  EDS shall be entitled to temporary relief from its obligations to timely comply with the MASLs, Critical Milestones, or other Service specifications, if and to the extent: (i) it has been determined, by mutual agreement of the Parties or through the dispute-resolution process specified in this Agreement, that such failure by EDS directly results from Kellwood's failure to perform its obligations under this Agreement or from a failure in performance of any Kellwood Subcontractor, agent, or third party not managed by EDS; and (ii) EDS provides Kellwood with reasonable prior written notice of, and a reasonable opportunity to correct, such failure to the extent that EDS has or should have knowledge of such failure; and (iii) EDS could not have worked around the failure without expending a material amount of additional time or cost. Such temporary relief shall be only to the extent and for the duration that EDS' performance is so affected and EDS shall in all events use commercially reasonable efforts to return to compliance with its obligations.

         1.10.    NON-EXCLUSIVITY

                  Nothing herein shall prevent Kellwood from obtaining any type of Services, or any other services, from itself or any other provider during the Term, and thereby relieving EDS of responsibility for providing and Kellwood of responsibility for paying EDS for, any or all of the following services:

                  (a) any information technology project or group of services that is outside the scope of the Services;

                  (b) any Schedule or portion of the Services Kellwood chooses within a Schedule (up to and including the entire Schedule) in which EDS' performance has been, [confidential treatment requested], below any applicable weighted MASL in the Schedule; or in breach or default of its obligations under this Agreement with respect to such portion of the Services, of which breach or default EDS has received at least thirty (30) days' written notice and EDS has failed to cure such breach or default within thirty (30) days;

                  (c) any portion of the Services, that the Parties may otherwise mutually agree in writing may be obtained from a provider other than EDS.

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                  Except to the extent set forth above, EDS shall be the
exclusive provider of the Services.

         1.11.    1996 CONTRACT

                  The Parties agree that on the Contract Signing Date the June 21, 1996 outsourcing contract between the Parties (the "1996 Contract") will terminate as if mutually terminated by both Parties and will no longer be in force and affect except as provided in this Section. To the extent that terms related to the delivery of services under the 1996 Contract provide for survival, or by their nature are understood to survive, they shall survive the termination of the 1996 Contract. Any disputes that arise between the Parties under the 1996 Contract will be governed by the 1996 Contract and the provisions of the 1996 Contract will survive for purposes of governing any such disputes. The Parties agree that task orders and work orders issued under the 1996 Contract that have not been completed shall be transferred to, and shall be deemed governed by, this Agreement.

2.       ASSETS AND THIRD-PARTY CONTRACTS

         2.1.     KELLWOOD-OWNED EQUIPMENT

                  During the Term, Kellwood will furnish to EDS, for EDS' use at no charge, the equipment and software owned or licensed by Kellwood that is listed on the attached Schedule L in accordance with information and schedules provided by Kellwood and refined by EDS (the "Kellwood-Owned Equipment"), which Kellwood-Owned Equipment will remain the property of Kellwood and a Kellwood retained expense.

         2.2.     KELLWOOD-LEASED EQUIPMENT

                  During the term of this Agreement, Kellwood will furnish to EDS, for EDS' use at no charge, the equipment leased by Kellwood that is listed on the Schedule M in accordance with information and schedules provided by Kellwood and refined by EDS (the "Kellwood-Leased Equipment"). Kellwood-Leased Equipment is a Kellwood retained expense.

         2.3.     THIRD-PARTY APPROVALS

                  Kellwood will take all actions reasonably necessary to obtain any consents, approvals, or authorizations from third parties necessary for EDS to lawfully access, operate, and use (at or from any location where Services are to be provided) the Kellwood-Owned Equipment and the Kellwood-Leased Equipment, including without limitation the payment of all costs and expenses associated therewith. Kellwood hereby appoints EDS as its single point of contact for all matters pertaining to the Kellwood-Owned Equipment and the Kellwood-Leased Equipment and will promptly notify all appropriate third parties of such appointment. Kellwood's Representatives may at any time exercise control over EDS' actions with respect to such third parties.

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         2.4.     RETURN OF KELLWOOD EQUIPMENT

                  Upon the expiration or termination of this Agreement, EDS will return each item of Kellwood-Owned Equipment and Kellwood-Leased Equipment to Kellwood in substantially the same condition it was in when initially provided to EDS, reasonable wear and tear excepted.

         2.5.     PROVISION OF EDS ASSETS

                  "EDS Equipment" means equipment owned or leased by EDS and software license agreements. Such equipment will be identified on Schedule T. Notwithstanding the location of EDS Equipment at a Kellwood facility or failure to list any item of EDS Equipment on Schedule T, all right, title and interest in and to any EDS Equipment will be and remain in EDS, and Kellwood will have no interest in that EDS Equipment.

                  2.5.1.   USE OF EDS EQUIPMENT BY EDS EMPLOYEES

                  The EDS Contract Manager may provide EDS Equipment for use by EDS employees on behalf of Kellwood, at no additional charge to Kellwood.

                  2.5.2.   PROVISION OF EDS EQUIPMENT TO KELLWOOD

                  EDS may, upon mutual agreement with Kellwood as to equipment and charges (if any), provide to Kellwood certain EDS Equipment at mutually agreed location(s). Kellwood, with the advice of EDS, will prepare and maintain, at Kellwood's cost and expense, any Kellwood facility in which EDS Equipment will be installed in accordance with the manufacturers' specifications and all applicable codes, statutes, regulations and standards.

                  2.5.3.   INSTALLATION OF EDS EQUIPMENT

                  EDS will arrange for, and will determine the mode of, the transportation and installation of each item of EDS Equipment to such location(s) as may be mutually agreed to by the parties. In the event that Kellwood relocates any Kellwood facility in which EDS Equipment may be installed, Kellwood will be responsible for the relocation costs of EDS Equipment.

                  2.5.4.   MAINTENANCE OF EDS EQUIPMENT

                  EDS will be responsible for maintenance of all EDS Equipment after installation at a Kellwood location; provided, however, that Kellwood will be responsible for all costs and expenses of repair or replacement to correct any damage to EDS Equipment or any part thereof (reasonable wear and tear excepted) caused by Kellwood, its employees, or its agents or invitees (exclusive of EDS).

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         2.6.     RETURN AND ACQUISITION OF EDS EQUIPMENT BY KELLWOOD

                  Upon the expiration or any termination of this Agreement, Kellwood and EDS shall manage the return and acquisition of EDS equipment subject to the provisions of Section 13 of this Agreement. Specifically, such assets shall be transferred to Kellwood, upon its request, consistent with
Section 13.3.5, at the lesser of [confidential treatment requested] or [confidential treatment requested] if such transfer occurs greater than thirty (30) months past the Contract Signing Date or at the lesser of [confidential treatment requested] or the average of [confidential treatment requested] and [confidential treatment requested] if such transfer occurs less than or equal to thirty (30) months past the Contract Signing Date.

         2.7.     KELLWOOD MAINTENANCE AGREEMENTS

                  Kellwood will retain all of Kellwood's right, title and interest in and to the agreements listed in Schedule M (the "Kellwood Maintenance Agreements") relating to the maintenance of Kellwood-Owned Equipment and Kellwood-Leased Equipment. EDS will manage the administration of the Kellwood Maintenance Agreements. Kellwood represents and warrants to EDS that, as of the Contract Signing Date, (i) it is not (and, to its knowledge, the provider of the maintenance services is not) in default in any material respect under any of the Kellwood Maintenance Agreements and (ii) it will deliver to EDS full and complete copies of the Kellwood Maintenance Agreements (including any amendments thereto) prior to the Contract Signing Date.

         2.8.     FURTHER ASSURANCES

                  Kellwood and EDS agree to execute and deliver such other instruments and documents as either party reasonably requests to evidence or effect the transactions contemplated by this Article. Upon EDS' request and at EDS' expense, Kellwood agrees to execute UCC-1 filing statements for EDS Equipment, solely for notice purposes.


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3.       HUMAN RESOURCES

         3.1.     EDS EMPLOYEES

                  Neither EDS nor EDS' employees are or shall be deemed to be employees of Kellwood. EDS shall be solely responsible for the payment of compensation, including provisions for employment taxes, workers' compensation and any similar taxes associated with employment of EDS' personnel.

                  EDS will provide employees who perform outsourcing services under this Agreement who are competent to do so.

                  It is understood by EDS and EDS represents that all persons employed, directly or indirectly, by EDS to perform services for Kellwood shall be employees or agents of EDS exclusively, for all purposes and at all times and at no time shall be authorized to act as agents, servants or employees of Kellwood, unless under the specific authorization of Kellwood.

         3.2.     SOLICITATION OF PERSONNEL

                  During the Term of this Agreement and for a period of 12 months following its termination, neither Kellwood nor EDS, unless otherwise agreed to by the Parties in writing, shall directly or indirectly solicit, recruit, employ, or contract for the services of any employee of the other who is assigned to perform services pursuant to this Agreement.

4.       PROVISION OF RESOURCES BY KELLWOOD

         4.1.     OFFICE SPACE AND FURNISHINGS

                  Kellwood shall make reasonably necessary office space, furnishings, and storage space (the "Kellwood Facilities") available to EDS' on-site personnel performing Services at all Locations throughout the Term and shall maintain Kellwood Facilities in areas and at a level similar to that which it maintains for its own employees performing similar work. Office space, furnishings, storage space, and assets installed or operated on Kellwood premises, and supplies allocated, are provided "AS IS, WHERE IS," and are to be used exclusively for performance of Services for Kellwood. Kellwood shall provide EDS reasonably unencumbered access to such facilities as is reasonably required for EDS to provide the Services. Any furnishings (other than basic office furnishings) and office supplies for the use of EDS' (and its Subcontractors') personnel are the exclusive responsibility of EDS. EDS shall be entitled to make improvements to any space where EDS' personnel are performing Services on-site at a Location, provided that: (i) such improvements shall have been previously approved in writing by Kellwood (which approval may be withheld in Kellwood's sole discretion); (ii) such improvements shall be made at no cost to Kellwood; (iii) any Subcontractors used by EDS to perform such improvements shall

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have been identified or otherwise approved in writing by Kellwood; and
(iv) Kellwood shall be granted, without further consideration, all rights of ownership in such improvements.

         4.2.     SPECIFIC HARDWARE AND CARRIER CHARGES

                  EDS shall provide and be responsible for all such telephone and modem lines, telephones, computers and peripheral devices, computer connections, and network access, as may be necessary for EDS to provide the Services. EDS shall be responsible for all usage-based carrier charges incurred by EDS personnel and all usage-based carrier charges incurred to provide a telecommunications link between EDS and Kellwood Facilities.

         4.3.     ACCESS TO PERSONNEL AND INFORMATION

                  The Parties shall cooperate with each other in all matters relating to EDS' performance of the Services. With respect to Kellwood, such cooperation shall be limited to providing, as reasonably required by EDS for the performance of the Services, access to Kellwood's administrative and technical personnel, other similar personnel, and network management records and information.

         4.4.     OTHER FACILITY-RELATED OBLIGATIONS

(a) Except as expressly provided in this Agreement, EDS shall use Kellwood Facilities for the sole and exclusive purpose of providing the Services. Use of such facilities by EDS does not constitute a leasehold interest in favor of EDS.

(b)      EDS shall use Kellwood Facilities in a reasonably efficient manner.

(c) EDS, and its Subcontractors, employees, and agents, shall keep Kellwood Facilities in good order, shall not commit or permit waste or damage to such facilities, and shall not use such facilities for any unlawful purpose or act. EDS shall comply with all applicable laws and regulations, including all of Kellwood's standard policies and procedures that are provided to EDS in writing regarding access to and use of Kellwood Facilities, including procedures for the physical security of Kellwood Facilities.

(d) Provided that Kellwood adheres to any mutually agreed upon security procedures implemented by EDS at Kellwood Facilities, EDS shall permit Kellwood and its agents and representatives to enter into those portions of Kellwood Facilities occupied by EDS staff at any time to perform facilities-related services.

(e) EDS shall not make any improvements or changes involving structural, mechanical, or electrical alterations to Kellwood Facilities without Kellwood's prior written approval.

(f) When Kellwood Facilities are no longer required for performance of the Services, EDS shall return such facilities to Kellwood in substantially the same condition as when EDS began use of such facilities, subject to reasonable wear and tear.

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(g)      EDS shall not cause the breach of any lease agreements governing use of Kellwood Facilities.

(h) Kellwood shall provide and maintain, for all Kellwood Facilities, adequate heating, ventilation, and air conditioning, electrical connections (to the wall plate), safety and security equipment, and connections to any facility-wide uninterruptable power supply. Kellwood shall provide EDS with reasonable notice of proposed changes to any of the foregoing that may adversely affect EDS' hardware located at any such facility and, in such cases, EDS must relocate such hardware and Kellwood shall reimburse EDS for its actual costs incurred directly in connection therewith. To the extent provided by Kellwood, Kellwood shall maintain any uninterruptable power supply that is dedicated to support any Kellwood Facility. EDS shall provide and maintain any uninterruptable power supply dedicated to EDS' hardware and shall provide and maintain all connections from the wall plate to the hardware used to provide the Services.

(i) For any Locations added by Kellwood after the Contract Signing Date, EDS shall provide to Kellwood, for its review and approval, detailed plans and specifications conforming to the hardware manufacturer's requirements that are necessary for EDS to provide the Services to such Locations.

5.       RETAINED AUTHORITY

         Kellwood shall retain the exclusive right and authority to set Kellwood's IT strategy and to determine, alter, and define any or all of Kellwood's requirements or business processes. Kellwood shall also have the right to approve or reject any and all proposed decisions regarding infrastructure design, technical platform, architecture, and standards and, subject to the change management procedure described in this Agreement, will have the right and authority to cause EDS at any time to change any or all of the foregoing. To the extent that EDS can demonstrate that a particular exercise of Kellwood's rights and authorities as stated in this Section may interfere with or degrade EDS' provision of the Services or have a materially detrimental impact on EDS' cost of providing the Services or time for delivery of the Services, the Parties shall mutually agree to any proposed exercise of such right or authority pursuant to the change management procedure to be mutually agreed pursuant to this Agreement, prior to the implementation thereof. EDS shall actively participate in any of the foregoing as Kellwood requests. Kellwood shall consult with EDS to inform EDS of significant changes in Kellwood's IT strategy and changes in its requirements and business processes relating to the Services. EDS shall also provide Kellwood with advice, information, and assistance in identifying and defining IT projects and future IT requirements to meet Kellwood's objectives. Without limiting the generality of the foregoing, Kellwood shall retain exclusive authority, discretion, and rights of approval for the following IT activities:


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         5.1.     STRATEGIC AND OPERATIONAL PLANNING

                  Strategic and operational planning, which includes the following:

(a) Developing a series of comprehensive standards and planning guidelines pertaining to the development, acquisition, implementation, and oversight and management of IT systems;

(b) Identifying and implementing opportunities for reducing costs for IT systems considering alternatives provided by EDS;

(c) Approving or disapproving, in accordance with guidelines established by Kellwood, each proposed acquisition of hardware or software for an IT system;

(d) Approving or disapproving, in accordance with guidelines established by Kellwood, all requests or proposed contracts for consultants for IT systems;

(e) Defining and evaluating IT services including: service availability and minimum acceptable service levels; service specifications, standards, and benchmarking; selection of suppliers; security requirements; scheduling, prioritization, and service conflict resolution among End-Users; help desk rules; and general operational management guidelines; and

(f) Service-provider strategy including: selection of providers; specialized provider relationships (e.g., telecommunications); and quality assurance standards.

         5.2.     SERVICE DESIGN AND DELIVERY

                  Service design and delivery, which includes the following:

(a) Selecting designs of specific technologies and services from alternatives provided by EDS;

(b) Selecting specific technologies, hardware, and software, from alternatives provided by EDS, for implementation of such designs;

(c) Selecting providers of specific technologies, hardware, and software from alternatives provided by EDS; and

(d) Selecting implementation schedules and activities from alternatives provided by EDS.

5.3.     MOVES, ADDS, AND CHANGES; APPLICATIONS DEVELOPMENT

                  Ordering move, add, and change activities with respect to resources used in connection with the Services and designating Kellwood's requirements for applications development and enhancement.

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         5.4.     CONTRACT MANAGEMENT

                  Managing this Agreement and Kellwood's relationship with EDS.

         5.5.     BUDGET MANAGEMENT

                  Managing Kellwood's annual budget for all Kellwood operations, utilizing EDS' estimates for services included in the scope of this Agreement and for additional services planned or anticipated throughout the Term.

         5.6.     VALIDATION AND VERIFICATION

                  Performing validation and verification activities in relation to key projects and operational processes.

         5.7.     OTHER RETAINED AUTHORITY

                  EDS must obtain the prior written authorization of Kellwood before undertaking any activity that is within the exclusive authority of Kellwood pursuant to the terms hereof.

         5.8.     REVIEW AND ACCEPTANCE

                  Kellwood's Representative, on behalf of Kellwood, shall have the right to review and accept or reject all components, deliverables, and systems to be provided by EDS to Kellwood under this Agreement, pursuant to the methodology set forth in this Section 5.8. Within thirty (30) days after the Contract Signing Date, EDS shall develop a methodology for the implementation of the process described in this Section 5.8 by the delivery of control documents, the preparation of deliverable acceptance documents, the tracking of accepted deliverables, the maintenance of all deliverables and deliverable acceptance documents, and the development of other documents and processes.

                  5.8.1.   ACCEPTANCE TESTING

                  Upon EDS' notification to Kellwood that EDS has completed any component or deliverable identified in this Agreement or in any Work Order or that is developed by EDS under this Agreement or any Work Order, Kellwood shall begin testing the component or deliverable using the test procedures and standards set forth in the Work Order or such other standards as the Parties mutually agree in writing ("Acceptance Test Procedures"), to determine whether such component or deliverable meets, in all material respects, the specifications or acceptance criteria set forth in such applicable Work Order or such other criteria as the Parties mutually agree in writing (the "Acceptance Criteria"). After Kellwood has completed such testing or upon expiration of the agreed-upon testing period specified in the applicable Work Order or such other testing period upon which the Parties mutually agree in writing (the "Acceptance Testing Period"), Kellwood shall notify EDS in writing either that: (i) the component or deliverable so meets the Acceptance Criteria and that acceptance of such component or deliverable has occurred ("Acceptance"); or (ii) the Acceptance

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Criteria have not been met. If the component or deliverable is identified in this Agreement, the applicable Work Order, or in the written specifications developed and mutually agreed upon by the Parties therefor, as being part of a larger, integrated system being developed thereunder, then such Acceptance shall be understood as being conditional acceptance ("Conditional Acceptance"), and such component or deliverable shall be subject to Final Acceptance in accordance with Section 5.8.3.

                  5.8.2.   CURE

                  If Kellwood determines that a component or deliverable does not conform with, in all material respects, the applicable Acceptance Criteria, Kellwood shall promptly deliver to EDS an exception report describing the nonconformity (the "Exception Report"). EDS shall promptly investigate the alleged nonconformity and shall correct such nonconformity in all material respects within thirty (30) days of receipt of the Exception Report or, if the nonconformity is incapable of cure within such thirty (30) day period, EDS shall present Kellwood, within such 30-day period, a mutually agreeable plan to cure such nonconformity within a reasonable amount of time. Upon EDS' notice to Kellwood that EDS has so cured such nonconformity, Kellwood shall re-test the defective component or deliverable in accordance with the applicable Acceptance Test Procedures and Acceptance Criteria for an additional testing period of up to thirty (30) days or such other period as the Parties mutually agree in writing, at the end of which period the process described above in Section 5.8.1 shall be repeated. If Kellwood fails to deliver an Exception Report within fifteen (15) days after the expiration of the applicable Acceptance Testing Period, Kellwood shall not have the right to withhold any payment that, under this Agreement or a Work Order, is conditioned on Acceptance or Conditional Acceptance, as a result of a claim by Kellwood that the component or deliverable does not conform with the Acceptance Criteria therefor.

                  5.8.3.   FINAL ACCEPTANCE

                  Upon completion of all of the Services to be provided under a Work Order, including completion of all components or deliverables that are identified in a Work Order or are developed by EDS and are subject to Conditional Acceptance or all components or deliverables comprising an individual system with respect to the applications developed as part of the Transformation Services, Kellwood shall begin testing the system that is comprised of such components or deliverables, using the test procedures and standards set forth in the Work Order or such other standards as the Parties mutually agree in writing (the "Final Acceptance Test Procedures"), in order to determine whether such system performs as an integrated whole and meets, in all material respects, the specifications or acceptance criteria set forth in such applicable Work Order or thereafter developed by the Parties and mutually agreed upon in writing by the Parties (the "Final Acceptance Criteria"). After Kellwood has completed such testing or upon expiration of the testing period specified in the applicable Work Order or such other testing period as the Parties mutually agree in writing (the "Final Acceptance Testing Period"), Kellwood shall notify EDS in writing that:
(i) the system, and all components and deliverables that are a part thereof, meet the Final Acceptance Criteria and that final acceptance of the system and such components and deliverables has occurred ("Final Acceptance"); or
(ii) that the Final Acceptance Criteria

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have not been met. If Kellwood determines that the Final Acceptance Criteria have not been so met, the process described in Section 5.8.2 shall be initiated, with all references to "Acceptance Criteria" being references to "Final Acceptance Criteria," all references to "component or deliverable" being references to the "system," all references to "Acceptance Test Procedures" being references to "Final Acceptance Test Procedures," and all references to the "Acceptance Testing Period" being references to the "Final Acceptance Testing Period." Neither Conditional Acceptance, Acceptance, nor Final Acceptance by Kellwood shall constitute a waiver by Kellwood of any right to assert claims based upon defects not discernable through conduct of the applicable test procedures and subsequently discovered in a component or deliverable or the system within [confidential treatment requested] of Kellwood's Final Acceptance thereof, not withstanding the foregoing, EDS will not be liable for such claims after termination of this Agreement unless otherwise mutually agreed upon. Upon completion of all of the Services to be provided under a Work Order, to the extent that the Services provided do not result in the development of a system subject to testing as stated above, the Final Acceptance Test Procedures shall consist of Kellwood's verification that all of the Services to be provided by EDS under such Work Order have been provided in all material respects in accordance with the Work Order or such other acceptance criteria thereafter developed by the Parties and mutually agreed upon in writing by the Parties . EDS shall notify Kellwood when EDS believes it has so completed the Services under a Work Order. After Kellwood has completed its review of such Services or upon expiration of the agreed-upon review period specified in the applicable Work Order or such other period as the Parties mutually agree in writing, Kellwood shall advise EDS whether or not Kellwood believes EDS has so completed such Services. If Kellwood determines that the Services have not been so completed, Kellwood shall promptly deliver to EDS a written statement describing the reasons therefor. EDS shall correct such deficiencies in all material respects within thirty (30) days of receipt of such statement or, if the deficiencies are not correctable within such thirty (30) day period, EDS shall present Kellwood with a mutually agreeable plan to fix such defects within a reasonable amount of time. Upon EDS' notification to Kellwood that EDS has so corrected such deficiencies, Kellwood shall once again determine whether the Services have been so completed within an additional period as agreed in writing by the Parties, at the end of which the process described in the second and first preceding sentences shall be repeated. If Kellwood fails to deliver a statement of the deficiencies in the Services before the expiration of the applicable review period, Kellwood shall not have the right to withhold any payment which under a Work Order is conditioned on the Services having not been so completed.

6.       FINANCIAL TERMS

         As the sole and entire financial consideration for all of the Services to be performed by EDS and for all of the other tasks, services, and obligations of EDS under this Agreement on behalf of Kellwood, Kellwood shall pay to EDS the amounts set forth in this Section 6 unless expressly set forth elsewhere in this Agreement. Except as specifically provided in this Section or as otherwise mutually agreed upon by the parties in writing, at no time and under no circumstance shall Kellwood pay Fees for Services in any Contract Year that exceed, in the aggregate, the [confidential treatment requested], as determined in accordance with such

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Section, for such Contract Year. Work performed by EDS for Kellwood prior to the Contract Signing Date in order for EDS to be prepared for a smooth cutover of operational responsibility for the Services, including work in preparation for accomplishment of the Transition, shall not obligate
Kellwood to make any additional payments to EDS but rather shall be reserved as part of the Fees; provided, however, that if (i) the Contract Signing
Date does not occur as a result of any circumstance other than EDS' Default then EDS shall be reimbursed by Kellwood for EDS' costs or expenses incurred by EDS, in connection with preparation for the Transition after the Contract Signing Date, provided such costs and expenses were approved in advance and in writing by a Kellwood Representative or if the Contract Signing Date does occur, then upon any early termination for convenience under Section 12.2 hereof such costs or expenses shall be reimbursed by Kellwood as part of the expenses included in the Early Termination Fee set out on Schedule P.

         6.1.     [CONFIDENTIAL TREATMENT REQUESTED]

                  The parties hereby agree that the [confidential treatment requested] for the first year of this Agreement shall be $[confidential treatment requested]. Within thirty (30) days prior to the end of each Contract Year, Kellwood shall determine, in its sole discretion, the [confidential treatment requested] for the forthcoming Contract Year, and shall notify EDS of such amount. Such amount shall be based, in part, upon Kellwood and EDS' projection of Kellwood's requirements for Services for such Contract.

                  On a monthly basis, EDS shall report to Kellwood the Fees incurred to-date during each Contract Year and the amount of Fees projected to be incurred in the remaining months of the Contract Year. If either EDS or Kellwood reasonably determine, based upon such monthly report, [confidential treatment requested].

                  [confidential treatment requested]

         6.2.     PRICING AUDIT

                  EDS shall, upon request, allow auditors designated by Kellwood, that are not competitors of EDS or its Subcontractors with respect to the provision of services under this Agreement, to fully audit EDS' or its Subcontractors and their respective Affiliates books and records to the extent necessary to verify any amounts paid or payable hereunder twice a year unless otherwise mutually agreed upon. EDS shall provide such auditors with full access to such information relating to this Agreement and EDS' books and records, excluding profit information, personnel records, cost information (other than information to support cost plus billings) and EDS internal audit reports, as may be necessary to confirm the accuracy of EDS' invoices, documents, and other information supporting such invoices, and any pricing adjustment computations. All such audits shall be conducted during business hours, with reasonable written advance notice, and shall include access to all [confidential treatment requested] of EDS and its Subcontractors to the extent necessary to comply with the provisions of this Section 6.2. An EDS account representative must escort Kellwood's auditor. If any such audit reveals that EDS has overcharged Kellwood in question in excess of five percent (5%) during the period to which the audit relates as determined prior to the

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commencement of the audit, then EDS shall promptly refund such overcharges to Kellwood with interest at [confidential treatment requested]% per annum, and the cost of such audit shall be borne by EDS. If any audit reveals a material inadequacy or deficiency in EDS' performance, Kellwood can, at its own discretion, perform a follow-up audit within three (3) months above and beyond the twice a year limit. Following an audit, Kellwood will conduct an exit conference with EDS to discuss issues identified in the audit that pertain to EDS, and Kellwood will give EDS a copy of any portion of the audit report pertaining to EDS. The Parties will review each EDS audit issue and will determine (i) what, if any, actions will be taken in response to such audit issues, when and by whom and (ii) which Party will be responsible for the cost, if any, of taking the actions necessary to resolve such issues.

         6.3.     REDUCTION OF PAYMENTS

                  If Kellwood terminates as to any of the categories of Services described in this Agreement, pursuant to the terms of Section 1.10 or Section 12.2 hereof, then the adjustments to the fees for such category of Services, as mutually agreed upon by the parties, shall go into effect upon the Effective Date of such termination.

         6.4.     TAXES

                  (a) All fees payable to EDS hereunder shall be inclusive of all taxes imposed as of the Contract Signing Date by any domestic or foreign taxing authority in respect of the provision of the Services hereunder, including any sales, use, excise, value-added, services, consumption, or other tax (collectively, "Tax(es)"); provided, however, that Kellwood shall not be responsible for, and such fees shall not include, any personal property taxes on property EDS owns or leases, for franchise and privilege taxes on EDS' business, gross receipts taxes to which EDS is subject, and for income taxes based on EDS' net income. In the event that a Tax becomes effective after the Contract Signing Date and is assessed on the provision of Services by EDS that are within scope as of the Contract
Signing Date or on EDS' charges under this Agreement related thereto, however levied or assessed, Kellwood shall be responsible for and pay its share of any such Tax.

                  (b) The Parties agree to cooperate with each other to enable each to more accurately determine its own tax liability and to minimize such liability to the extent legally permissible. EDS' invoices shall separately state the amounts of any taxes EDS is properly collecting pursuant to the terms hereof. Additionally, prior to collecting any taxes, EDS shall provide Kellwood with the opportunity to review and mutually agree upon the taxes prior to being invoiced.

         6.5.     BENCHMARKING

                  With Kellwood's direction and cooperation, and as part of the Services, EDS shall conduct a continuing benchmarking program that shall enable Kellwood to compare the Fees and MASLs set forth in this Agreement with, and to ensure that said Fees and MASLs are among, the industry's best rates and practices. Kellwood may request a benchmarking for any particular category of Services described in this Agreement hereof, at any time during

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the Term, and may request a benchmarking for all Services, in the aggregate, not more than once during any period of twelve (12) consecutive months during the Term. EDS shall work with and provide information to any benchmarking firm that Kellwood selects that is not a competitor of EDS or its Subcontractors in the information technology markets with respect to the provision of services similar to the Services and that such firm shall be an industry recognized benchmarking firm (e.g. Gartner, Meta, Giga, AnswerThink). Kellwood shall have the opportunity to advise the benchmarking firm of any information or factors that it deems relevant to the conduct of the benchmarking, so long as such information, where material, is disclosed to EDS. The benchmarking firm shall provide interim reports to Kellwood during the process and a final report to Kellwood at the conclusion of the benchmarking process. If, as a result of any such benchmarking, the benchmarking firm determines that the Fees or MASLs are not as good, from the perspective of Kellwood, as the Fees and MASLs in the top [confidential treatment requested]% of the benchmark, but are equal to or not more than [confidential treatment requested]% outside the top [confidential treatment requested]% of the benchmark Fees and MASLs, then Kellwood shall provide EDS a copy of the final report and then the Parties shall within [confidential treatment requested] days of delivery of the final report to EDS make appropriate adjustments to the relevant Fees or MASLs in order that they fall within such Fees and MASLs in the top [confidential treatment requested]%. If, as a result of any such benchmarking, the benchmarking firm determines that the Fees or MASLs are not as good, from the perspective of Kellwood, as the Fees and MASLs in the top [confidential treatment requested]% of the benchmark and are more than [confidential treatment requested]% outside the Fees and MASLs in the top [confidential treatment requested]% of the benchmark, then Kellwood shall provide EDS a copy of the final report and the Parties shall within [confidential treatment requested] days of delivery of the final report to EDS mutually agree upon the appropriate adjustments to the relevant Fees or MASLs. If agreement is not reached in the [confidential treatment requested] days, then either Party has the option to use the dispute resolution process, but the relevant Fees or MASLs will be adjusted in Kellwood's favor by [confidential treatment requested]% after the [confidential treatment requested] days until mutual agreement is reached or the dispute is resolved. As an example for the purposes of determining the Fees and MASLs in the top [confidential treatment requested]% of the benchmark, if there are 8 companies in the benchmark, then the top [confidential treatment requested]% represents the Fees or MASLs of the best [confidential treatment requested] performing companies in the benchmark. If there are 9 companies in the benchmark, then the top [confidential treatment requested]% represents the Fees or MASLs of the best [confidential treatment requested] performing companies in the benchmark and so on. Falling within the Fees and MASLs of the top [confidential treatment requested]% means matching or doing better than the Fees and MASLs of any of the companies in the top [confidential treatment requested]%.

         6.6.     OTHER SERVICES

                  EDS shall do invoicing for Other Services with documentation that references Kellwood's authorizing documentation, Kellwood account number, charges, and description. No invoice with respect to Other Services shall be paid unless such Other Services were, authorized in advance, in writing, by Kellwood. The total payments by Kellwood to EDS

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with respect to any Other Services shall not exceed the amount specified for such Other Services, unless authorized in advance, in writing.

         6.7.     INITIATIVE FEES

                  For Initiatives, EDS shall be paid such amounts as may be determined through the provisions of Section 9 hereof.

         6.8.     FEE REDUCTIONS

                  Schedule G specifies certain "Fee Reductions" that may be imposed in the event of any Failure in respect of EDS' actual performance of Services as measured against the Critical Milestones or the Critical MASLs. The Parties acknowledge and agree that these Fee Reductions are intended to reflect, to some extent, the diminished value of the Services as a result of any such Failure; which diminished value reflects the damages from such Failure, which are difficult or impossible to measure. Such Fee Reductions are not intended to constitute penalties, but rather are intended as liquidated damages, or other compensation for any such Failure. In no event shall Fee Reductions be the sole and exclusive remedy with respect to any Failure of EDS.

         6.9.     ONLY PAYMENTS

                  The Fees set forth in this Section 6 are the only payments to be made by Kellwood to EDS under this Agreement. Except as otherwise expressly stated in this Section 6 or elsewhere in this Agreement, Kellwood shall not pay EDS any additional fees, assessments, reimbursements, or expenses for labor and general business expenses (including travel, meals, and overhead expenses) unless otherwise mutually agreed upon by the parties in writing.

         6.10.    SET OFF

                  Kellwood may set off against any and all amounts otherwise payable to EDS pursuant to any of the provisions of this Agreement: any and all amounts owed by EDS to it under the provisions of this Agreement or [confidential treatment requested]. Within ten (10) business days of any such set off, Kellwood shall provide to EDS a written accounting of such set off and a written statement of the reasons therefor.

         6.11.    DISPUTED AMOUNTS

                  Subject to and in accordance with the provisions of this
Section 6.11, Kellwood may withhold payment of any EDS invoice (or part thereof) that it in good faith disputes are due or owing. In such case, Kellwood shall, by the applicable due date, pay any amounts then due that are not disputed and provide to EDS a written explanation of the basis for the dispute as to the disputed amounts. The failure of Kellwood to pay a disputed invoice, or to pay the disputed part of an invoice, shall not constitute a breach or default by Kellwood, so long as Kellwood complies with the provisions of this Section 6.11. For purposes of Section 21, any dispute relating to amounts owed by a Party hereunder shall be

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considered a Problem. In any such event, the Parties shall diligently pursue an expedited resolution of the dispute. If and to the extent that the aggregate amount being disputed exceeds $[confidential treatment requested], then, within ten (10) days after unsuccessful mediation as outlined in
Section 21 or such later date upon which any such amount may become due, Kellwood shall deposit any disputed amount in excess of $[confidential treatment requested] into an interest-bearing escrow account in a nationally-recognized financial institution reasonably acceptable to EDS and shall furnish evidence of such deposit to EDS; provided, however, that the aggregate amount withheld in respect of amounts being disputed, including amounts paid into escrow, shall in no event exceed [confidential treatment requested]% of the [confidential treatment requested] for the year in which the dispute arose, notwithstanding any such dispute. Upon the resolution of any dispute as to which funds have been deposited into escrow, the funds paid into the escrow account in respect of such dispute, together with any interest earned thereon and any expenses of opening and maintaining the escrow account, shall be allocated between the Parties in accordance with the resolution of the dispute.

         6.12.    PROCUREMENT

                  EDS shall notify Kellwood in writing prior to entering into any transaction for the acquisition of EDS's hardware or software assets to be utilized in connection with the Services and dedicated to Kellwood the value of which transaction exceeds $5,000. EDS' notification shall include a description of the schedule for, technical specifications of, and terms and conditions of, such acquisition. If, within ten (10) days after the receipt of such notification, Kellwood notifies EDS in writing it wants to acquire the relevant assets in EDS' notification itself, EDS and Kellwood shall work together to expeditiously acquire the assets, on Kellwood's books, per EDS' specifications. If such notification is not provided by Kellwood to EDS within ten (10) days, then EDS can proceed on its own. In addition, and where appropriate by mutual agreement, the Parties will adjust the related fees for services downward.

         6.13.    COST OF LIVING ADJUSTMENT

                  6.13.1.  ADJUSTMENT

                           "ECI" means the Employment Cost Index for total
compensation, private industry, not seasonally adjusted, white-collar occupations (June 1989 = 100) as published in the Bureau of Labor Statistics of the Department of Labor. The ECI as of the Contract Signing Date, will be the "Initial Base Index." If the ECI on the second anniversary or any subsequent anniversary of the Contract Signing Date (each, a "Current Index") be higher than the Initial Base Index or the highest ECI at any previous anniversary of the Contract Signing Date (such highest ECI, the "Base Index"), then effective as such anniversary, all fees outlined in Schedule B under this Agreement attributable to the period following such anniversary date (other than charges based upon then current EDS mantime rates), as previously adjusted pursuant to this Section, shall be increased by the percentage (up to and including but not to exceed five percentage points per year) that the Current Index increased from the Base Index.

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                  6.13.2.  CHANGE OF INDEX

                              In the event that the Bureau of Labor
Statistics should stop publishing the ECI or should substantially change the content or format thereof, EDS and Kellwood shall substitute therefore another comparable measure published by a mutually acceptable source.

7.       RELATIONSHIP MANAGEMENT

         7.1.     PERSONNEL

                  7.1.1.   EDS' KEY PERSONNEL

                  Each of the initial EDS' Key Personnel, including the EDS Contract Manager, is designated on, and shall have the functions assigned to him or her as set forth in, Schedule N. Such Schedule may be modified from time to time in accordance with this Agreement, and shall be deemed modified upon any approved replacement or substitution of a new person for any EDS' Key Personnel already listed on Schedule N as amended from time to time. Prior to the Contract Signing Date, Kellwood shall have the right to interview and approve the initial EDS' Key Personnel listed on Schedule N, including the EDS Contract Manager, and if any such EDS' Key Personnel or the EDS Contract Manager are not approved by Kellwood then upon written notice from Kellwood to EDS such unapproved personnel shall be replaced in accordance with this Section 7.1.1 and Sections 7.1.2 and 7.1.8 below.

                  After the Contract Signing Date, Kellwood shall have the right, prior to the assignment, hiring or designation of any person to fill the position or perform the duties provided by any EDS Key Personnel or the EDS Contract Manager, to interview and participate in the selection of such person to fill the position or perform the duties provided by EDS' Key Personnel and/or the EDS Contract Manager, as and to the extent Kellwood deems necessary or desirable. Whether or not Kellwood conducts an interview or participates in such selection, EDS shall not hire, assign or designate any new person to fill the position or perform the duties provided by any EDS Key Personnel or replace its EDS Contract Manager without Kellwood's prior written consent, which shall not be unreasonably withheld. All EDS Key Personnel shall be assigned to the performance of the Services on a full time basis, and EDS shall not, without Kellwood's prior written consent, (i) undertake any action with respect to any EDS Key Personnel or the EDS Contract Manager resulting in the alteration or reduction of time expended by such EDS Key Personnel or the EDS Contract Manager in performance of EDS' duties under this Agreement; or (ii) except as set forth in Schedule N, transfer, reassign or otherwise remove or redeploy any EDS Key Personnel or the EDS Contract Manager from performance of EDS' duties under this Agreement except in the case of a termination based on just cause. If any one of EDS' Key Personnel or The EDS Contract Manager becomes incapacitated, voluntarily terminates their employment with EDS (and/or any of EDS' Affiliates or Subcontractors), is terminated for just cause by EDS or is transferred with the consent of Kellwood, EDS shall, within ten (10) business days, replace such person with another person approved by Kellwood and that is at

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least as well qualified as the person who initially performed that person's functions. For purposes of this Section 8.1.1, the movement of EDS' Key Personnel from the employ of EDS to a Subcontractor of EDS shall be considered a reassignment requiring Kellwood's consent and not a cessation of employment.

                  EDS shall maintain detailed written succession plans and conduct the replacement procedures for EDS' Key Personnel in such a manner so as to assure an orderly succession for any EDS Key Personnel that are replaced.

                  7.1.2.   EDS CONTRACT MANAGER

                  The EDS Contract Manager appointed by EDS must be (i) knowledgeable about the Services and each of EDS' and its Subcontractors products and services, (ii) experienced at running information technology systems and networks of a size and scope of at least to that of Kellwood, and
(iii) otherwise acceptable to Kellwood. EDS represents that its EDS Contract Manager is an experienced manager who is experienced as a project leader in a project of such size and who is knowledgeable as to the Services. The EDS Contract Manager shall act as the primary liaison between EDS and Kellwood's Representatives, shall have overall responsibility for directing all of EDS' activities hereunder, and shall be vested by EDS with all necessary authority to act for EDS in connection with all aspects of this Agreement and fulfill that responsibility. EDS and Subcontractor staff shall be managed in the performance of their duties by the EDS Contract Manager who will serve as EDS' senior executive at Kellwood. The EDS Contract Manager shall report to a Kellwood Representative and will perform duties as though part of Kellwood's management organization in the same manner as would be expected of an employee of Kellwood.

                  Notwithstanding anything else herein to the contrary, EDS shall not replace the EDS Contract Manager during the Term without Kellwood's prior written consent. Before any desired replacement of the EDS Contract Manager EDS, shall notify Kellwood of the proposed replacement and assignment of a new EDS Contract Manager, introduce the individual to appropriate Kellwood representatives and provide Kellwood with a resume and any other information about the individual reasonably requested by Kellwood. Kellwood shall have the right, prior to the assignment, hiring or designation of any such person to fill the position or perform the duties provided by the EDS Contract Manager, to interview and participate in the selection of such person to fill the position or perform the duties of the EDS Contract Manager, as set forth above. EDS agrees to discuss with Kellwood any objections Kellwood may have to such assignment and the Parties will attempt to resolve such concerns on a mutually agreed basis; provided that if Kellwood and EDS cannot agree, such person will not be assigned as the EDS Contract Manager by EDS, but an alternative candidate or candidates will be identified for consideration and approval as above. Whether or not Kellwood consents to any reassignments or replacements of the EDS Contract Manager, EDS will be in Default of its obligations under this Agreement if it assign more than three (3) different individuals to the position of the EDS Contract Manager during the initial Term, unless Kellwood requests such reassignment or replacement, or unless EDS employee voluntarily resigns from EDS or is unable to work due to his or her death or disability.

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                  EDS shall cause its EDS Contract Manager to be stationed in the greater Chesterfield, Missouri metropolitan area and to devote his or her full working time and effort to his or her responsibilities for the provision of the Services under this Agreement. For any bonus compensation payable by EDS to the EDS Contract Manager, Kellwood's management's evaluation of the EDS Contract Manager's performance will be taken into account.

                  EDS shall maintain detailed written succession plans and conduct the replacement procedures for the EDS Contract Manager in such a manner so as to assure an orderly succession if the EDS Contract Manager must be replaced.

                  7.1.3.   KELLWOOD KEY PERSONNEL AND REPRESENTATIVES

                  Kellwood Key Personnel will be identified in Schedule O by Kellwood before or concurrently with the Contract Signing Date. Kellwood Key Personnel shall provide advice and assistance to EDS in areas requiring particular technical or functional expertise or work experience. If any one of Kellwood Key Personnel is unable to perform the functions or responsibilities assigned to him or her in connection with this Agreement, or if he or she is no longer employed by Kellwood, Kellwood shall replace such person or reassign the functions or responsibilities to another person. Kellwood's CIO or his/her designee(s) (hereinafter "Kellwood Representatives") shall act as the primary liaison between Kellwood and the EDS Contract Manager and shall have overall responsibility for day-to-day oversight of EDS' performance under this Agreement and coordination of Kellwood's retained authorities.

                  7.1.4.   ADDITIONAL PERSONNEL REQUIREMENTS

                  In addition to EDS' Key Personnel, EDS shall provide and make available such additional staff and personnel as EDS deems necessary to properly perform all of EDS' obligations under this Agreement, all of whom (excluding the Transitioned Employees) shall, prior to their assignment to perform Services, have been subject to drug screening and security clearances by EDS based on EDS' policies in effect as of the date any such personnel are assigned to EDS' staff. All costs and expenses associated with providing, equipping and retaining EDS staff and other personnel is included within the Fees, including, without limitation, all wages and benefits and associated staffing costs such as training and education, office supplies, PC refreshment, travel and lodging costs and recruiting and relocation expenses. EDS shall, on the Contract Signing Date and at the end of every six-month period after the Contract Signing Date, provide Kellwood with a written list of all EDS and Subcontractor personnel whose time is dedicated fifty percent (50%) or more to providing Services under this Agreement.

                  7.1.5.   MINIMUM PROFICIENCY LEVELS

                  EDS' Key Personnel, and all other personnel assigned by EDS or its Subcontractors to perform EDS' obligations under this Agreement, shall have experience, training, and expertise at least equal to commercially reasonable standards applicable to such

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personnel for their responsibilities in the business of providing information technology services. In addition, the Services shall conform to commercially reasonable standards applicable to such Services in the information technology services marketplace.

                  7.1.6.   SPECIALIZED PERSONNEL

                  EDS agrees that as part of its provision of Services, it shall provide EDS personnel (and the personnel of any Subcontractors) that are trained, qualified, and available to perform all Services required in work areas requiring specific health, security, or safety precautions.

                  7.1.7.   TRAINING

                  EDS shall provide, and cause its Subcontractors to provide, all such training to the employees of EDS and its Subcontractors (including the Transitioned Employees) as may be necessary for them to perform, on behalf of EDS, all of EDS' duties under this Agreement, and, in any event, levels of training equal to or greater than the average levels of training given to other EDS or EDS-Affiliate employees holding corresponding positions.

                  7.1.8.   REPLACEMENT OF PERSONNEL

                  Notwithstanding Section 7.1.1, if Kellwood believes that the performance or conduct of any Person employed or retained by EDS to perform EDS' obligations under this Agreement is unsatisfactory for any reason or is not in compliance with the provisions of this Agreement, Kellwood shall so notify EDS in writing and EDS shall promptly address the performance or conduct of such person, or, at the Kellwood CIO's request, immediately replace such Person with another Person acceptable to Kellwood and with sufficient knowledge and expertise to perform the Services in accordance with this Agreement.

                  7.1.9.   SUPERVISION AND CONDUCT OF EDS PERSONNEL

                  EDS or, in respect of Persons who work for EDS' Subcontractors, EDS Subcontractors, shall be responsible for their own staff assigned to provide Services under this Agreement, and, subject to this
Section 7, EDS (directly or through EDS Subcontractors) shall have the sole right to direct and control the management of such staff. EDS and, in respect of Persons who work for EDS' Subcontractors, EDS' Subcontractors shall (a) determine and pay all wages and salaries, (b) provide welfare and retirement benefits, as it deems necessary or desirable, (c) comply with applicable Law, including income tax and employment tax withholding laws, workers' compensation insurance coverage, and (d) file all applicable reports with federal, State and local agencies and authorities as required by Law.

                  While at or on the premises of Kellwood, personnel of EDS and EDS' Subcontractors shall (1) conduct themselves in a businesslike manner and (2) comply with the requests and standard rules of Kellwood regarding safety and health, personal and professional conduct (including the wearing of identification badge or personal protective equipment and adhering to plant regulations and general safety practices or procedures) as may be required for such locations.
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         7.2.     MANAGEMENT COMMITTEE

                  The Management Committee, which shall be chaired by a Kellwood Representative, shall meet on a monthly basis (or as otherwise requested by either Party), to review the effectiveness and value of the Services provided to Kellwood by EDS and to provide guidance to improve such effectiveness and value. The Management Committee shall include an equal number of Kellwood representatives and EDS representatives. The initial representatives of each Party are listed on Schedule I, and each Party may change its representatives from time to time upon written notice to the other. Once annually, the Management Committee shall meet to (i) discuss innovative and emerging ideas and strategies for more effective use of IT and related business transformation services with EDS and industry thought leaders, and (ii) facilitate discussion on how these innovative ideas and strategies can more effectively impact the enterprise transformation of the business of Kellwood. For each such annual meeting, EDS shall prepare a suggested agenda, in concert with a Kellwood Representative. Further, the Management Committee may invite industry thought leaders to participate in such annual meetings to facilitate the information exchange and increase the value of the strategies discussed. Additionally, the Management Committee shall have the discretion to form subcommittees for any purpose it deems appropriate.

         7.3.     PARTIES' RELATIONSHIP

                  From time to time during the Term, but on not less than a quarterly basis, EDS shall discuss with Kellwood (and provide reports on) its current financial plans and operational plans related to this Agreement, and EDS shall make available its senior management personnel to answer questions from Kellwood's senior management personnel regarding such plans.

         7.4.     WORK ORDER PROCEDURES; CHANGE MANAGEMENT PROCEDURE

(a) If Kellwood requires the performance of work that is not being performed at a particular time but that is within the scope of the Services, or if Kellwood wishes to have EDS perform any Other Services, Kellwood shall deliver to the EDS Contract Manager a Work Order, in the form set forth in Schedule J, specifying the proposed work with sufficient detail to enable EDS to evaluate it. Unless the Parties mutually agree in writing to proceed otherwise, or mutually agree to an expedited process, within ten (10) days, except as otherwise specifically stated in the Agreement, following the date of receipt of such Work Order, EDS shall provide Kellwood with an evaluation of the Work Order and a written proposal containing the following: a detailed description of the Services to be performed; specifications (if applicable); implementation plans, with implementation to commence not later than thirty (30) days after approval thereof, unless otherwise mutually agreed; the timeframe for performance; and the estimated price for such performance. The Parties understand and agree that all services requested in such written requests shall be presumed to be within the scope of the Services (and therefore subject to the [confidential treatment requested]), unless EDS can demonstrate otherwise to Kellwood's satisfaction (in which

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event they shall be deemed Other Services). All Work Orders shall be governed by the terms and conditions of this Agreement. Within the timeframe specified in EDS' proposal (the "Response Period"), Kellwood shall notify EDS in writing whether to proceed with the Work Order. If, within the Response Period, Kellwood notifies EDS in writing (i) not to proceed, or fails to notify EDS, then the Work Order shall be deemed withdrawn and EDS shall take no further action with respect to it or (ii) to proceed with the Work Order, then EDS shall proceed in accordance therewith. A Work Order may alter a MASL if and to the extent EDS' ability to perform at such MASL is materially affected by the Work Order, and a Kellwood Representative has expressly agreed to such alteration in writing. Work Orders must be executed by authorized representatives of the Parties to be valid. In the event EDS wishes to perform work that it is not currently providing but that is within the scope of the Services, it shall provide Kellwood with a Work Order and a written proposal; thereafter, the procedure shall be as stated above.

(b) Within thirty (30) days after the Contract Signing Date, EDS shall develop a change management procedure, in accordance with the requirements and specifications set forth in Schedule J, subject to Kellwood's review and approval. Such change management procedure shall be incorporated in the Operations and Procedure Manual, as defined in such Schedule.

8.       INITIATIVES

         8.1.     INITIATIVE REQUIREMENTS AND PROCESS

                  Kellwood may, at any time and from time to time, propose a project outside the scope of Services (an "Initiative") to EDS and solicit a response from EDS for the performance of such Initiative. EDS shall submit its response in respect of each Initiative proposed by Kellwood within fifteen (15) days after EDS' receipt of Kellwood's proposed Initiative, or, if the scope of the Initiative is such that fifteen (15) days would be insufficient, within a mutually agreeable period of time. EDS' proposed fees for performance of each Initiative shall be at a [confidential treatment requested] (to the extent the Initiative consists of design, build, or other development services) or at a [confidential treatment requested] per unit of performance or other benefit to be received by Kellwood (to the extent the Initiative consists of operational or other ongoing services). Each such response shall be in writing and shall contain the following requirements and be in conformance with the process set forth herein: EDS' response to Kellwood's description and specifications for the Initiative, including all services to be performed, categories of personnel (and number of personnel within each category) required to complete the Initiative, and implementation plans; the amount, schedule, and method of payment; the timeframe for performance; completion and acceptance criteria; and any proposed MASLs for new Services that would result from the Initiative. In the event Kellwood selects EDS as its provider with respect to, or the Parties otherwise reach agreement on the terms and conditions of, any Initiative, the obligations of EDS with respect to the Initiative shall be deemed "Other Services" under this Agreement and the Initiative shall be governed by all the terms and conditions of this Agreement, to the extent that such terms are not inconsistent with those agreed to by the Parties with respect to such Initiative.

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         8.2.     COOPERATION AND COORDINATION

                  With respect to each Initiative as to which EDS is not selected to be the sole or principal provider, Kellwood shall notify EDS and EDS shall cooperate and coordinate with the selected provider to facilitate the successful accomplishment of the Initiative, provided that such third-party provider complies and is subject to in all material respects with EDS' reasonable technical and confidentiality requirements and to the extent that the personnel otherwise assigned to perform the delivery of Services under this Agreement can reasonably do so without materially and adversely affecting the MASLs or other aspects of the Services delivered. Such cooperation shall include: (i) providing information concerning any or all of the systems, data, computing environment, and technology direction used in providing the Services; (ii) cooperating with such third party in the implementation and integration of the Initiative in Kellwood's environment;
(iii) providing access to and use of EDS resources; and (iv) performing tasks assigned to EDS in connection with the Initiative. If EDS is required to provide material assistance outside the scope of Services, EDS will notify Kellwood in writing of its required assistance, mutually agree upon with Kellwood payment for the assistance and receive written authorization from a Kellwood Representative therefor. EDS shall not be required to provide such material assistance absent such authorization. EDS acknowledges that Kellwood has the right to solicit or accept proposals on any Initiative from any other provider and may award any Initiative to any such proposer or any reason; provided that EDS' performance under this Agreement shall be excused to the extent that such other source adversely affects EDS' ability to provide the Services and/or to meet the MASLs, on the condition that EDS notifies Kellwood as soon as it becomes aware that EDS' ability is being so adversely affected.

         8.3.     RIGHT OF FIRST REFUSAL

                  During the term of this Agreement, Kellwood hereby grants to EDS a right of first refusal to provide services similar to those described in Schedules A, B, C, D, E and F that are not expressly provided for by this Agreement before obtaining such services from a third-party. As part of the Request for Proposal process, EDS will bid at the same time as third party bidders. Prior to advising Kellwood whether EDS will exercise right of first refusal, EDS will be permitted the same amount of time to review such information and material as the third party was provided to prepare its offer. EDS may exercise such right of first refusal if (i) EDS offers to provide such services within the same time period as that proposed by the third party, (ii) EDS offers such services at the same price, or a price better than, that of the third party, and (iii) EDS has resources available with the skill sets required to deliver the services. If EDS exercises this right of first refusal, Kellwood will obtain those services from EDS, and, if EDS does not exercise such right of first refusal, Kellwood may obtain the services from the third-party. This right of first refusal does not apply to project work or services not described in Schedules A, B, C, D, E and F.

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9.       LIMITATION OF FUTURE CONTRACTS

         The Parties acknowledge and agree that EDS will be restricted in its future contracting with Kellwood as described in this Section; except as specifically provided herein, EDS shall be free to compete for future business with Kellwood on an equal basis with other Persons. If EDS, under the terms of this Agreement, or through the performance of tasks pursuant hereto, develops specifications or statements of work, and such specifications or statements of work are to be incorporated into a solicitation, EDS shall be ineligible to perform the work described within that solicitation as a prime contractor or Subcontractor under a future Kellwood contract, unless otherwise approved by Kellwood. Provided, however, Kellwood will not, as part of a Work Order or otherwise, unilaterally require EDS to prepare such specifications or statements of work under this Agreement.

10.      PROPRIETARY RIGHTS

         10.1.    OWNERSHIP OF WORK PRODUCT

                  10.1.1.  KELLWOOD SOLE OWNER

                           Kellwood  shall be the sole and exclusive owner
of all of the Work Product, and of all copyright and trade secret rights (excluding trade secrets incorporated in EDS Underlying Works) in the Work Product. Ownership of Work Product shall inure to the benefit of Kellwood from the date of conception, creation, or fixation in a tangible medium of expression (whichever occurs first), of such Work Product. To the extent it qualifies as such, each copyrightable aspect of the Work Product shall be considered a "work made for hire" within the meaning of the Copyright Act of 1976, as amended. EDS hereby assigns to Kellwood exclusively all right, title, and interest in and to the copyright and trade secrets of the Work Product, and all copies thereof, and the copyright, trade secret, and all other non-patent proprietary rights (excluding trade secrets incorporated in EDS Underlying Works) therein, that EDS may have or obtain, without further consideration, free from any claim, lien for balance due, or rights of retention thereto on the part of EDS. EDS shall obtain similar written undertakings from all Subcontractors, employees, and consultants who will perform any Services, so as to ensure Kellwood's ownership of the Work Product as provided herein, and shall not commence the deployment of any such Subcontractor, employee, or consultant until such a written undertaking has been obtained from such Subcontractor, employee, or consultant and delivered to EDS. To the extent the Work Product incorporates or includes trade secrets incorporated in EDS Underlying Works, EDS agrees to grant to Kellwood a perpetual, irrevocable, non-exclusive, royalty-free, fully paid-up, worldwide license in such trade secrets to the extent necessary to give Kellwood unrestricted use and enjoyment of such Work Product and the proprietary rights therein. EDS acknowledges that the Parties do not intend EDS to be a joint author of the Work Product within the meaning of the Copyright Act of 1976, as amended, and that in no event shall EDS be deemed the joint author of any Work Product. Kellwood shall have access under reasonable terms and conditions to all EDS materials, premises, and computer files containing the Work Product at no cost to Kellwood. EDS shall promptly and fully disclose and deliver all Work Product to Kellwood, in writing and (with respect to computer

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programs) in both source code and object code form and with all available user manuals and other documentation, as requested by Kellwood, and shall execute and deliver any and all copyright, or other applications, assignments, and other documents that Kellwood requests for protecting the Work Product, whether in the United States or any other country. Kellwood shall have the full and sole power to prosecute such applications and to take all other action concerning the Work Product, and EDS shall cooperate, at Kellwood's expense, in the preparation and prosecution of all such applications and in any legal actions and proceedings concerning the Work Product. EDS shall provide to Kellwood, on a quarterly basis, a written report with appropriate information to enable Kellwood to pursue all intellectual property registrations or other protections for Kellwood's interests in the Work Product. The Parties will cooperate with each other and execute such other documents as may be appropriate to achieve the objectives in this Section.

                  10.1.2.  EXISTING INTELLECTUAL PROPERTY

                           Kellwood  hereby  grants to EDS (and any
Subcontractors set forth on Schedule Q) a non-transferable, non-exclusive, royalty-free, fully paid-up, personal license to use any Work Product solely for the provision of Services to Kellwood. Neither EDS nor any such Subcontractor may use the Work Product in connection with the provision of services to its other customers without the prior written consent of Kellwood, which may be withheld in Kellwood's sole discretion. Each Party shall remain the owner of all software, documentation, tools, methodologies, and trade secrets owned by it as of the Contract Signing Date, and of anything developed by it or for it outside of this Agreement. The Parties agree to execute as soon as reasonably possible a document assigning to Kellwood the ownership of the intellectual property described in Schedule B Attachment B, the "Assigned Software", created pursuant to the 1996 Contract.

                  10.1.3.  EDS METHODOLOGIES

                           Nothing in this  Agreement  shall preclude EDS
from using knowledge, experience and know how including among other things, ideas, methods, processes, concepts, tools, methodologies, and techniques, in developing, independently from the work or information of Kellwood, anything for itself or for third parties, provided such materials do not breach EDS' obligations of confidentiality or otherwise infringe on Kellwood's rights.

                  10.1.4.  INTELLECTUAL PROPERTY

                           EDS shall be the sole and exclusive owner of all
EDS Underlying Works, and all derivatives thereof that do not contain any Work Product ("EDS Derivatives"). EDS grants to Kellwood a perpetual, worldwide, paid up, non-exclusive and nontransferable license to EDS' tools and methodologies to use, copy and modify solely for the purpose of maintaining, enhancing, or modifying the Work Product. Kellwood is hereby granted a non-exclusive transferable (only as set forth below) patent license to use and sell pursuant to any presently owned or hereinafter acquired EDS patent to which use or sale of the Work Product as delivered by EDS would require such a license. Such patent license

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granted is transferable only with the Work Product and not separately therefrom, and extends to any of Kellwood's customers only to the extent needed by that customer to use or resell the Work Product.

                  10.1.5.  THIRD-PARTY UNDERLYING WORKS

                           Notwithstanding  anything to the contrary provided
in this Agreement, including this Section 10.1, the sole and exclusive owner of any third party's Underlying Works, and of all derivative works thereof that are created, invented, or conceived of by such third party (such derivatives, collectively with the third party's Underlying Works, the "Third-Party Works") shall be the applicable third party; provided, however, that EDS shall not implement or utilize any Third-Party Works in the provision of any Services unless the Third-Party Works are commercially available or EDS shall have caused such third party to agree to grant to Kellwood and (for purposes of their providing services to Kellwood) any third-party service providers engaged by Kellwood, at Kellwood's expense, a perpetual, irrevocable, non-exclusive, royalty-free, fully-paid, worldwide license to use, copy, modify, and sublicense the Third-Party Works in connection with the conduct of Kellwood's business.

         10.2.    RIGHTS AND LICENSES

                  10.2.1.  NECESSARY TO THE SERVICES

                  EDS shall obtain from third Parties all rights and licenses required to perform the Services, and the terms and conditions of all such rights and licenses shall be subject to the review and approval of a Kellwood Representative prior to their implementation by EDS. With respect to all technology used and to be used by EDS to perform the Services hereunder, whether proprietary to EDS or known to be proprietary to any other Person, EDS hereby grants and agrees to grant to Kellwood, or shall cause to be granted by the licensor thereof, as the case may be, without additional charge, such licenses and sublicenses as may be necessary in order for Kellwood, and its authorized representatives (including third-party service providers), to use, or receive the benefit of the use by EDS of, such technology in connection with the Services.

                  10.2.2.  ADVANCE CONSENTS

                           EDS shall obtain  advance  consents from EDS'
licensors and lessors to the conveyance or assignment, at no cost to Kellwood, of all licenses and leases related to the Services to Kellwood upon Disentanglement. If such advance consents cannot be obtained, EDS shall promptly notify Kellwood and Kellwood shall have the option to enter into the applicable license or lease in its own name.

         10.3.    KELLWOOD DATA

                  Kellwood shall permit EDS to have access to Kellwood Data solely to the extent EDS requires such access to such data to provide the Services and maintain the

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MASLs. EDS may only access and process Kellwood Data in connection herewith or as directed by Kellwood in writing and may not otherwise modify Kellwood Data, merge it with other data, commercially exploit it, or do any other thing that may in any manner adversely affect the integrity, security, or confidentiality of such data, other than as specified herein or as directed by Kellwood in writing. EDS understands and agrees that Kellwood owns all right, title, and interest in Kellwood Data and in any modification, compilation, or derivative work therefrom (collectively, "Data and Modified Data"), and also owns all copyright, trademark, trade secrets, and other proprietary rights (except inventions conceived by an EDS employee) in the Data and Modified Data. To the extent it qualifies as such, EDS agrees that all copyrightable aspects of such Data and Modified Data shall be considered "work made for hire" within the meaning of the Copyright Act of 1976, as amended. EDS hereby assigns to Kellwood exclusively all right, title, and interest in and to the Data and Modified Data and to all copyright or other proprietary rights (except inventions conceived by an EDS employee) therein that it may obtain, without further consideration, free from any claim, lien for balance due, or rights of retention thereto on the part of EDS. EDS also acknowledges that the Parties do not intend EDS to be a joint author of the Data and Modified Data within the meaning of the Copyright Act of 1976, as amended, and that in no event shall EDS be deemed a joint author thereof. Furthermore, EDS and all Subcontractors will not publish or disclose in any manner privacy and security safeguards related to any federal, State, or Kellwood data or any other data of which EDS or any Subcontractor has custody.

         10.4.    INFRINGEMENT

                  Each of the Parties promises to perform its responsibilities under this Agreement in a manner that does not infringe, or constitute an infringement or misappropriation of, any patent, trade secret, copyright, or other proprietary right of any third party, or a violation of the other Party's software license agreements or intellectual property rights disclosed to or known by such Party.

         10.5.    COOPERATION

                  If at any time Kellwood brings, or investigates the possibility of bringing, any claim against any third party for infringement of any patent, trademark, copyright, or similar proprietary right of Kellwood provided by EDS or its Subcontractors under this Agreement, including misappropriation of trade secrets and misuse of confidential information, then EDS, upon the request and at the expense of Kellwood, shall cooperate with and assist Kellwood in the investigation or pursuit of such claim, and provide Kellwood with any information in the possession of EDS that may be of use to Kellwood in the investigation or pursuit of such claim.

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11.      SECURITY AND PROTECTION OF INFORMATION

         11.1.    SECURITY

                  11.1.1.  SECURITY AND POLICIES

                           At all times during the Term, EDS shall provide
the Services, and use the resources related thereto, in a secure manner and in accordance with Kellwood's security requirements, including the prevention and detection of fraud, abuse, or other inappropriate use or access of systems and networks by appropriate means, including network management and maintenance applications and tools, and the use of appropriate encryption technologies. In addition, EDS personnel (including personnel of any Subcontractors) shall be subject to and shall at all times conform to Kellwood's laws, rules, and requirements for the protection of premises, materials, equipment, and personnel, as they have been previously disclosed to EDS in writing, including those set forth on Schedule K. Any violations or disregard of these rules shall be cause for denial of access by such personnel to Kellwood's property. EDS shall exercise due care and diligence to prevent any injury to person or damage to property while on Kellwood's premises. The operation of EDS vehicles or private vehicles of EDS personnel on Kellwood's property shall conform to posted and other regulations and safe driving practices. Vehicular accidents on Kellwood's property and involving EDS personnel shall be reported promptly to the appropriate Kellwood security personnel.

                  11.1.2.  INFORMATION ACCESS

                           EDS warrants that during the Term, it, and its
employees, agents, and Subcontractors, shall comply with all Kellwood policies and procedures made available to EDS regarding data access and security, including those prohibiting or restricting remote access to Kellwood systems and data. Kellwood shall authorize and EDS shall issue any necessary information-access mechanisms, including access IDs and passwords, and EDS promises that the same shall be used only by the personnel to whom they are issued. EDS shall provide to such personnel only such level of access as is required to perform the tasks and functions for which such personnel are responsible. EDS shall from time to time, upon request from Kellwood but at least quarterly, provide Kellwood with an updated list of those EDS personnel having access to Kellwood's systems, software, and data. Computer data and software, including Kellwood Data, provided by Kellwood or accessed by EDS personnel, shall be used by EDS personnel only in connection with EDS' obligations hereunder, and shall not be commercially exploited by EDS in any manner whatsoever. In addition, failure of EDS to comply with the provisions of this Section 11 may result in Kellwood restricting offending personnel from access to Kellwood computer systems or Kellwood Data. EDS shall maintain and ensure the confidentiality and security of Kellwood Data.

                  11.1.3.  BACKGROUND CHECKS

                           If EDS assigns, as a full-time resource, Persons
(whether employees, independent contractors, or agents), other than Transitioned Employees, to

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perform work at any Location, EDS shall have conducted a background check, as permitted by law, on all such Persons before Kellwood will grant access to such Location. Such background check shall be in the form generally used or relied upon by EDS in its initial hiring of employees or contracting for independent contractors, as applicable, during the employment-screening process. On an annual basis, EDS shall certify that the background check required by this Section 11.1.3 has been conducted in respect of all Persons assigned by EDS to perform work at any Location.

                  11.1.4.  OTHER POLICIES

                           EDS shall, and shall cause its Subcontractors
and employees to, abide by all Kellwood policies generally applicable to Kellwood employees and other contractors that may be established by Kellwood from time to time, and which are made available to EDS.

                  11.1.5.  MINIMUM SECURITY STANDARDS AND AUDIT

                           In no event  shall EDS' actions or inaction
result in any situation that is less secure than either: (i) the security Kellwood provided as of the Contract Signing Date; or (ii) the security EDS then provides for its own systems and data. Upon reasonable written notice, Kellwood may engage any such organization that is not a competitor of EDS or its Subcontractors in the IT markets with respect to the provision of services similar to the Services as it may deem suitable to conduct an audit of the IT environment used to provide the Services, including security, policies, and operational matters. Any such audit shall be in accordance with sections 17.2 and 6.2.

         11.2.    PROTECTION OF KELLWOOD CONFIDENTIAL INFORMATION

                  11.2.1.  NONDISCLOSURE; EDS POLICIES AND PROCEDURES

(a) All Kellwood Confidential Information shall be deemed the sole property of Kellwood and shall be used solely by EDS or any of its Subcontractors for the purpose of performing its obligations under this Agreement, and shall not be published, transmitted, released, or disclosed by EDS or its Subcontractors to any other Person without the prior written consent of Kellwood, which consent Kellwood may withhold in its sole discretion.

(b) EDS shall implement and maintain appropriate policies and procedures to safeguard the confidentiality of Kellwood Confidential Information in accordance with subsection (a) above, including the policies and procedures described in Sections 11.1.1 and 11.1.2 hereof. Kellwood Confidential Information shall not include information that EDS can demonstrate was:
(i) at the time of disclosure to EDS, in the public domain; (ii) after disclosure to EDS, published or otherwise made a part of the public domain through no fault of EDS; (iii) in the possession of EDS at the time of disclosure to it, if EDS was not then under an obligation of confidentiality with respect thereto; (iv) received after disclosure by Kellwood to EDS from a third party who had a lawful right to disclose such information to EDS;
or (v) independently developed by EDS without reference to Kellwood Confidential Information. For purposes of

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this provision, information is in the public domain if it is generally known
(through no fault of EDS) to third Parties who are not subject to nondisclosure restrictions similar to those in this Agreement.

(c) EDS shall require as a condition of any subcontract that the Subcontractor expressly acknowledges and agrees to be bound by substantially the same confidentiality requirements by which EDS is bound under this Agreement.

                  11.2.2.  DISCLOSURE REQUESTS

                  Any and all requests from third parties not authorized to access Kellwood Confidential Information for copies of or access to, or other disclosure of, any Kellwood Confidential Information shall be promptly submitted to Kellwood for disposition.

                  11.2.3.  PERMITTED DISCLOSURE

                  Notwithstanding the above provisions of this Section 11.2, EDS may disclose Kellwood Confidential Information to its employees, agents, and Subcontractors who have: (i) a need to know such Kellwood Confidential Information in order to perform their duties under this Agreement, as determined by an appropriate Kellwood official; and (ii) a legal duty to protect Kellwood Confidential Information. Subject to the terms of Section 14.3, EDS shall be fully liable for the acts or omissions of its Subcontractors and employees with respect to such Kellwood Confidential Information.

                  11.2.4.  PUBLICITY

                  EDS shall not release any information concerning the Services or any part thereof to any member of the public or the press or any representative of any business entity or official body, unless prior written consent is obtained from Kellwood.

         11.3.    LEGALLY REQUIRED DISCLOSURE

                  Either Party may disclose Confidential Information of the other Party to the extent disclosure is based on the good faith written opinion of such Party's legal counsel that disclosure is required by law or by order of a court or governmental agency; provided, however, that such Party shall give prompt notice of such requirement and use commercially reasonable efforts to assist the owner of such Confidential Information if the owner wishes to obtain a protective order or otherwise protect the confidentiality of such Confidential Information. The owner of such Confidential Information reserves the right to obtain a protective order or otherwise protect the confidentiality of such Confidential Information. For purposes of this Section 11.3, Kellwood's General Counsel shall act as Kellwood's legal counsel.

         11.4.    NOTIFICATION

                  In the event of any disclosure, loss, or destruction of Confidential Information, the receiving Party shall immediately notify the disclosing Party.

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         11.5.    INJUNCTIVE RELIEF

                  If either Party publishes, transmits, releases, or discloses any Confidential Information of the other Party in violation of this Section 11, or if either Party anticipates that the other Party shall violate or continue to violate any restriction set forth in this Section 11, the first Party shall have the right to have the provisions of this Section 11 specifically enforced by any court having equity jurisdiction, and shall be required to post bond or other security but shall not have to prove the inadequacy of available remedies at law, it being acknowledged and agreed that any such violation shall cause irreparable injury to such first Party and that monetary damages shall not provide an adequate remedy to it. In addition, the first Party and any individuals that were the subject of such Confidential Information may take all such other actions and shall have such other remedies available to it or them at law or in equity and shall be entitled to such damages as it or they can show have been sustained by reason of such violation.

         11.6.    RETURN OF CONFIDENTIAL INFORMATION

                  Promptly upon the expiration or termination of the Term, and at any other time upon written request by either Party to the other Party, the other Party shall promptly return to the sole custody of the requesting Party, all Confidential Information of the requesting Party then in its possession or control, in whatever form, or, in the case of written request by the requesting Party, such Confidential Information specified in such request as then in the other Party's possession or control, in whatever form. In addition, unless the requesting Party otherwise consents in writing, the other Party shall also deliver to the requesting Party or, if requested by the requesting Party, shall delete or destroy, any copies, duplicates, summaries, abstracts, or other representations of any such Confidential Information or any part thereof, in whatever form, then in the possession or control of the other Party. Notwithstanding the foregoing: (i) EDS may retain one (1) copy of documentation and data, excluding Kellwood Data, for archival purposes or warranty support; and (ii) Kellwood may retain copies of EDS Confidential Information to the extent required by law or regulation or to the extent otherwise permitted under this Agreement.



         11.7.    EDS CONFIDENTIAL INFORMATION

                  Kellwood shall use the same care to prevent disclosure of the records, data, and other information that is obtained by Kellwood from EDS or its Subcontractors in connection with its performance of this Agreement, whether oral, written, recorded on electronic media, or otherwise, and including all financial information, personnel information, reports, documents, correspondence, plans, and specifications, and other records, data, or information collected, received, stored, or transmitted in any manner, and that are exempt from disclosure under law (collectively, the "EDS Confidential Information"), as it uses to prevent disclosure of its own information of a similar nature, but in no event less than a reasonable degree of care. EDS Confidential Information shall not include information that Kellwood can demonstrate was: (i) at the time of disclosure to

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Kellwood, in the public domain; (ii) after disclosure to Kellwood, published or otherwise made a part of the public domain through no fault of Kellwood;
(iii) in the possession of Kellwood at the time of disclosure to it, if Kellwood was not then under an obligation of confidentiality with respect thereto; (iv) received after disclosure by EDS to Kellwood from a third party who had a lawful right to disclose such information to Kellwood; or
(v) independently developed by Kellwood without reference to EDS
Confidential Information. For purposes of this provision, information is in the public domain if it is generally known (through no fault of Kellwood) to third Parties who are not subject to nondisclosure restrictions similar to those in this Agreement.

12.      TERM

         12.1.    INITIAL TERM; RENEWALS

                  12.1.1.  INITIAL TERM

                  The period during which EDS shall be obligated to provide the Services under this Agreement shall commence on the Contract Signing Date (except as otherwise specified herein) and shall end on the seventh (7th) anniversary of the Contract Signing Date (the "Initial Term").

                  12.1.2.  EXTENSIONS BY KELLWOOD

                  Kellwood may, at its sole option and discretion, upon at least one hundred twenty (120) days' notice to EDS, extend any expiration or termination of the Term for successive periods of not less than one hundred twenty (120) days each, with such extension periods not to exceed two hundred forty (240) days in the aggregate. Each such extension shall be upon the same terms and conditions in effect immediately prior to such extension. Any adjustments to the Fees applicable to any extension period shall be mutually agreed by the Parties, consistent with the pricing methodology set forth in Schedules A through F; in the event the Parties are unable to agree on such applicable Fees, the Fees shall be the same Fees as were applicable in the immediately preceding Contract Year or extension period, as the case may be, subject to COLA.

         12.2.    EARLY TERMINATION FOR CONVENIENCE

                  Kellwood shall have the right after contract month 30 to terminate as to any category of the Services described in this Agreement (i.e., any Service described in any Section thereof), for its convenience, or to end the Term for its convenience, effective at 11:59 p.m. on the intended date of termination (the "Termination Date"), by delivering to EDS a written notice of termination (the "Termination Notice") at least one hundred eighty
(180) days before the Termination Date. In the event Kellwood terminates all of the Services and the Term pursuant to this section, and EDS has performed its obligations (including its Disentanglement obligations), Kellwood shall pay to EDS on or before the sixtieth (60th) day after the Termination Date, an amount determined in accordance with Schedule P. In the event Kellwood elects to terminate any category of Service (but not all

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Services in the aggregate) pursuant to the terms hereof, EDS shall perform its Disentanglement obligations hereunder to the extent applicable to the Service or Services being terminated. In the event Kellwood elects to terminate a category of Service described in this Agreement, rather than all of the Services, the charge associated with the termination of such category or Service shall instead be an amount mutually agreed upon in advance in writing and shall not exceed amounts in Schedule P.

         12.3.    TERMINATION FOR DEFAULT

                  12.3.1.  TERMINATION FOR EDS DEFAULT

                  Section 21 hereof notwithstanding, the Term may be ended by Kellwood by a Termination Notice delivered to EDS if EDS commits a Default. Termination shall be effective at 11:59 p.m. on the Termination Date specified in the Termination Notice, subject to the provisions of Section
21.5 hereof; provided, however, that EDS shall continue to perform its Disentanglement obligations hereunder until they are fulfilled. No termination pursuant to this Section 12.3.1 shall be deemed a termination for convenience subject to Section 12.2 or otherwise require Kellwood to make any payments to EDS not otherwise required under Section 6 hereof. Termination shall not constitute Kellwood's exclusive remedy for such Default, and Kellwood shall not be deemed to have waived any of its rights accruing hereunder prior to such Default. If EDS' Default is a result of EDS' breach of any obligation under Section 11.2.1, Kellwood's right to end the Term by a Termination Notice pursuant to this Section 12.3.1 shall be subject to Kellwood authorizing such termination based on a determination that as a result of such Default the continued providing of the Services by EDS is not in the best interests of Kellwood.

                  12.3.2.  TERMINATION FOR KELLWOOD DEFAULT

                  Section 21 hereof notwithstanding, the Term may be ended by EDS by a Termination Notice delivered to Kellwood if Kellwood commits a Default pursuant to Section 25.10 (b) (i). Termination shall be effective at 11:59 p.m. on the Termination Date specified in the Termination Notice, subject to the provisions of Section 21.5 hereof; provided, however, that EDS shall continue to perform its Disentanglement obligations hereunder until they are fulfilled.

         12.4.    TERMINATION FOR FORCE MAJEURE EVENT

                  If a delay or interruption of performance by EDS resulting from its experiencing a Force Majeure Event exceeds ten (10) days, despite EDS' use of its best efforts (that shall not involve the payment of funds that would not be commercially reasonable under the circumstances), Kellwood may terminate as to any of the categories of Services (in whole or in part), effective at 11:59 p.m. on the Termination Date, by delivering to EDS a Termination Notice specifying the Termination Date; provided, however, that EDS shall continue to perform its Disentanglement obligations in respect of such terminated Services until such obligations are fulfilled. Except as provided in this Section 12.4, no termination pursuant to this Section 12.4 shall require Kellwood to make any payments to

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EDS not otherwise required under Section 6 hereof. In the event Kellwood terminates the Services pursuant to this Section, and EDS has performed its material obligations (including its Disentanglement obligations), Kellwood shall pay to EDS, on or before the sixtieth (60th) day after the Termination Date, the amount in accordance with, the Early Termination
Fees in Schedule P.

         12.5.    TERMINATION FOR INSOLVENCY

                  In the event of a judicial declaration of the insolvency of either Party; the general failure of either Party to pay its debts in the normal course of business; the entrance of either Party into receivership or any arrangement or composition with creditors generally; the filing of a voluntary or involuntary petition that is not dismissed within sixty (60) days for the bankruptcy, reorganization, dissolution, or winding-up of either Party; a general assignment for the benefit of creditors of either Party; or a seizure or a sale of a material part of either Party's property by or for the benefit of any creditor or governmental agency, the other Party shall have the right to terminate this Agreement, however, that EDS shall continue to perform its Disentanglement obligations hereunder until they are fulfilled.

         12.6.    TERMINATION FOR DISBARMENT

                  Kellwood shall have the right to terminate this Agreement in the event of disbarment of EDS from performing services with respect to all business with the federal government, however that EDS shall continue to perform its Disentanglement obligations hereunder until they are fulfilled.

         12.7.    EFFECT OF ENDING OF TERM

                  The expiration or termination of the Term shall not constitute a termination of this Agreement or any provision hereof that by its nature shall continue in force and effect, including EDS' obligations with respect to Disentanglement.

         12.8.    NO TERMINATION BY EDS

                  EDS may not, for any reason whatsoever except as provided in Section 12.3 or 12.5, terminate the Term prior to its expiration, terminate this Agreement, or otherwise repudiate this Agreement or refuse to perform its obligations hereunder.

13.      DISENTANGLEMENT

         13.1.    GENERAL OBLIGATIONS

                  EDS shall accomplish a complete transition of the Services being terminated from EDS and the Subcontractors to Kellwood, or to any replacement provider designated by Kellwood, without any interruption of or adverse impact on the Services or any other services provided by third Parties (the "Disentanglement"). EDS shall cooperate with Kellwood and any new service provider and otherwise promptly take all steps required to assist Kellwood in effecting a complete Disentanglement. EDS shall provide all information

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regarding the Services or as otherwise needed for Disentanglement, including data conversion, interface specifications, and related professional services. EDS shall provide for the prompt and orderly conclusion of all work, as Kellwood may direct, including completion or partial completion of projects, documentation of work in process, and other measures to assure an orderly transition to Kellwood or Kellwood's designee. All services related to Disentanglement shall be deemed a part of the Services and shall be performed by EDS at no additional cost to Kellwood beyond what Kellwood would pay for the Services absent the performance of the Disentanglement services. EDS' obligation to provide the Services shall not cease until EDS' obligations in Section 13 have been completed to Kellwood's satisfaction, including the performance by EDS of all asset-transfers.

         13.2.    DISENTANGLEMENT PROCESS

                  The Disentanglement process shall begin on any of the following dates: (i) the date designated by Kellwood not earlier than one hundred eighty (180) days prior to the end of any initial or extended term that Kellwood has not elected to extend pursuant to Section 12.1; (ii) the date any Termination Notice is delivered, if Kellwood elects to terminate any or all of the Services pursuant to Sections 12.2, 12.3, 12.4, 12.5 or 12.6; or (iii) the date any Termination Notice is delivered , if EDS elects to terminate the Services pursuant to Sections 12.3 or 12.5. Subject to Section 12.1.2, EDS' obligation to perform Services, and Kellwood's obligation to pay for Services, shall expire: (A) at the end of the initial or extended term set forth in Section 12.1; or (B) on the Termination Date, pursuant to Sections 12.2, 12.3, 12.4, 12.5, or 12.6 (with the applicable date on which EDS' obligation to perform the Services expires being referred to herein as the "Expiration Date"); provided, however, that EDS shall remain obligated to provide Disentanglement services for up to nine (9) months or as mutually agreed upon after any such Expiration Date, at rates that are the lower of:
(1) the applicable rates set forth in Schedule H for the applicable Services; or (2) rates mutually agreed upon by both parties in writing. EDS and Kellwood shall discuss in good faith a plan for determining the nature and extent of EDS' Disentanglement obligations and for the transfer of Services in process provided, however, that EDS' obligation under this Agreement to provide all Services necessary for Disentanglement shall not be lessened in any respect. EDS shall perform its Disentanglement obligations on an expedited basis if Kellwood terminates the Term pursuant to Sections 12.3, 12.4, 12.5 or 12.6.

         13.3.    SPECIFIC OBLIGATIONS

                  The Disentanglement shall include the performance of the following specific obligations:

                  13.3.1.  FULL COOPERATION AND INFORMATION

                  Upon Disentanglement, the Parties shall cooperate fully with one another to facilitate a smooth transition of the Services being terminated from EDS to Kellwood or Kellwood's designated replacement provider. Such cooperation shall include the provision (both before and after the cessation of EDS' providing all or any part of the Services under this Agreement) by EDS to Kellwood of full, complete, detailed, and sufficient information

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(including information then being utilized by EDS) to enable Kellwood's personnel (or that of third Parties) to fully assume and continue without interruption the provision of the Services.

                  13.3.2.  NO INTERRUPTION OR ADVERSE IMPACT

                  EDS shall cooperate with Kellwood and all of Kellwood's other service providers to provide a smooth transition at the time of Disentanglement and will use commercially reasonable efforts to maintain the MASLs and reasonably provide for no interruption of Services, no adverse impact on the provision of Services or Kellwood's activities, no interruption of any services provided by third Parties, and no adverse impact on the provision of services provided by third Parties within EDS' control.

                  13.3.3.  THIRD-PARTY AUTHORIZATIONS

                  Without limiting the obligations of EDS pursuant to Section 10.2, EDS shall, subject to the terms of any third-party contracts, procure at no charge to Kellwood any third-party authorizations necessary to grant Kellwood the use and benefit of any third-party contracts between EDS and third-party contractors used to provide the Services, pending their assignment to Kellwood pursuant to Section 13.3.6.

                  13.3.4.  LICENSES TO PROPRIETARY SOFTWARE

                  EDS shall provide a nonexclusive, nontransferable, fully-paid, perpetual, irrevocable, royalty-free worldwide license to Kellwood (or other service provider, as the case may be), at no charge to Kellwood, to use, copy, and modify, all EDS Underlying Works and EDS Derivatives that would be needed in order to allow Kellwood to continue to perform for itself, or obtain from other providers, the Services as the same might exist at the time of Disentanglement. EDS shall also provide Kellwood with a copy of each such program, in such media as requested by Kellwood, together with object code, source code, and appropriate documentation. To the extent that EDS offers this service to its other commercial customers, EDS shall offer to Kellwood the right to receive maintenance (including all enhancements and upgrades) and support with respect to such EDS Underlying Works and EDS Derivatives for so long as Kellwood requires, at the rates EDS is offering to other major customers for services of a similar nature and scope.

                  13.3.5.  TRANSFER OF ASSETS

                  EDS shall convey to Kellwood, from among those assets then held by EDS for the provision of Services to Kellwood, other than those assets expressly identified by the Parties from time to time as Shared Resources, such assets as Kellwood may select, at a price which is the lesser of the [confidential treatment requested] or [confidential treatment requested] if such transfer occurs greater than thirty (30) months past the Contract Signing Date or at the lesser of [confidential treatment requested] or the [confidential treatment requested] and [confidential treatment requested] if such transfer occurs less than or equal to thirty
(30) months past the Contract Signing Date. Such assets will be provided on an "AS

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IS, WHERE IS" basis. EDS shall promptly remove from Kellwood's premises any EDS assets that Kellwood, or its designee, chooses not to purchase.

                  13.3.6.  TRANSFER OF LEASES, LICENSES, AND CONTRACTS

                  EDS, at its expense, shall convey or assign to Kellwood or its designee such leases, licenses, and other contracts used by EDS, Kellwood, or any other Person in connection with the Services, as Kellwood may select; provided, however, EDS shall convey or assign to Kellwood or its designee, as Kellwood shall determine, and Kellwood or its designee shall assume the leases, licenses, and other contracts utilized by EDS in connection with the Services. EDS' obligation under this Section 13.3.6 shall include EDS' performance of all obligations under such leases, licenses, and other contracts to be performed by it with respect to periods prior to the date of conveyance or assignment and EDS shall reimburse Kellwood for any Losses resulting from any claim that EDS did not perform any such obligations.

                  13.3.7.  DELIVERY OF KELLWOOD CONFIDENTIAL INFORMATION

                  EDS shall deliver to Kellwood or its designee, at Kellwood's request, all Kellwood Confidential Information and data , held by EDS, and EDS shall destroy all copies thereof not turned over to Kellwood, all at no charge to Kellwood. Notwithstanding the foregoing, EDS may retain one (1) copy of the documentation and data, excluding Kellwood Data, for archival purposes or warranty support.

                  13.3.8.  HIRING OF EMPLOYEES

                  EDS shall cooperate and not interfere with Kellwood in offering employment, at the sole discretion of Kellwood, to any or all Transitionable Employees (as defined in the 1996 Contract) with EDS that are substantially involved in the provision of Services whether such offers are made at the time of, after, or in anticipation of expiration or termination of the Term.

                  Additionally, EDS shall cooperate in good faith with Kellwood in offering employment, at the sole discretion of Kellwood, to any or all EDS employees that are not Transitionable Employees that are substantially involved in the provision of Services whether such offers are made at the time of, after, or in anticipation of expiration or termination of the Term under the condition Kellwood follows the outlined steps: (1) Kellwood notifies EDS in advance in writing of the EDS employees Kellwood is interested in offering employment, (2) EDS has the opportunity, prior to Kellwood meeting with any employee to discuss employment opportunities with Kellwood, to meet with each individual to discuss potential opportunities within EDS, the potential opportunities at Kellwood (based upon a mutually agreed upon script) and the employees interest or lack thereof in speaking with Kellwood regarding employment, (3) EDS and Kellwood jointly meet with any EDS employee who, in step 2, expressed a lack of interest in employment with Kellwood to jointly verify such lack of interest. If the EDS employee expresses a desire to not continue discussions with Kellwood in this meeting, Kellwood will not meet with this individual again to discuss

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employment with Kellwood unless the employee changes their mind and communicates such change to EDS, (4) Relative to each EDS employee that expresses an interest in employment with Kellwood as a result of step 2 or 3, Kellwood shall be allowed to meet with the employee as often as required without interference from EDS to further discuss employment opportunities with Kellwood.

                  EDS shall be solely responsible for, and shall pay, all severance and related payments, if any are payable pursuant to EDS' standard policies, to any such employees of EDS hired by Kellwood or its designee.

         13.4.    PREPARATION FOR DISENTANGLEMENT

                  13.4.1.  COMPLETE DOCUMENTATION

                  EDS shall provide to Kellwood complete information, including complete documentation, as required to be provided pursuant Schedule S, in accordance with the standards and methodologies to be implemented by EDS, for all software (including applications developed as part of the Services) and hardware, that is sufficient to enable Kellwood, or another service provider, to fully assume the provision of the Services to Kellwood. EDS shall provide such documentation for all upgrades to or replacements of software or hardware, concurrently with the installation thereof.

                  13.4.2.  MAINTENANCE OF ASSETS

                  EDS shall maintain all of the hardware, software, systems, networks, technologies, and other assets utilized in providing Services to Kellwood (including leased and licensed assets) in good condition, reasonable wear and tear excepted, and in such locations and configurations as to be readily identifiable and transferable back to Kellwood or its designees in accordance with the provisions of this Agreement; in addition, EDS shall insure such assets in accordance with the requirements of Section 15.

                  13.4.3.  ADVANCE WRITTEN CONSENTS

                  EDS shall obtain, in accordance with Section 10.2 hereof, advance written consents from all licensors and lessors to the conveyance or assignment of licenses and leases to Kellwood or its designee upon Disentanglement. EDS shall also obtain for Kellwood the right, upon Disentanglement, to obtain maintenance (including all enhancements and upgrades) and support with respect to the assets that are the subject of such leases and licenses at the price at which, and for so long as, such maintenance and support is made commercially available to other customers of such third Parties whose consent is being procured hereunder.

                  13.4.4.  ALL NECESSARY COOPERATION AND ACTIONS

                  EDS shall provide cooperation, take such additional actions, and perform such additional tasks, as may be necessary to provide for a timely Disentanglement in compliance

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with the provisions of this Section 13, including performance, on or before the Expiration Date, of EDS' obligations under this Section.

14.      REMEDIES; LIMITATIONS OF LIABILITY

         14.1.    REMEDIES CUMULATIVE

                  Except as otherwise expressly limited in Section 14.3, below, or elsewhere in this Agreement, the remedies provided in this Section and elsewhere in this Agreement are neither exclusive nor mutually exclusive, and the Parties shall be entitled to resort to any and all such remedies, and any other remedy or remedies available at law or in equity, by statute or otherwise, individually or in any combination thereof. No delay in exercising or failure to exercise any right or remedy shall operate as a waiver thereof except where specifically provided herein.

         14.2.    ATTORNEYS' FEES

                  The prevailing Party shall be entitled to recover from the non-prevailing Party reasonable attorneys' fees and costs in connection with any legal proceedings related to this Agreement.

         14.3.    LIMITATION OF LIABILITY AND DISCLAIMERS

                  Subject to the express provisions and limitations of this
Section 14.3, the Parties intend that each Party shall be liable to the other Party for all damages incurred as a result of the breaching Party's failure to perform its obligations.

(a) EXCEPT AS OTHERWISE EXPRESSLY PROVIDED BELOW, THE AGGREGATE CUMULATIVE MONETARY LIABILITY OF KELLWOOD HEREUNDER FOR ALL DAMAGES ARISING UNDER OR RELATING TO THIS AGREEMENT, NOTWITHSTANDING THE FORM (e.g., CONTRACT, TORT, OR OTHERWISE) IN WHICH ANY ACTION IS BROUGHT, SHALL BE LIMITED TO $[CONFIDENTIAL TREATMENT REQUESTED]. THE FOREGOING LIMITATIONS UPON KELLWOOD'S LIABILITY SHALL NOT APPLY TO: (i) LOSSES SUBJECT TO INDEMNIFICATION BY KELLWOOD PURSUANT TO SECTION 20.2.1 (TECHNOLOGY) OR
20.2.4 (INJURY, PROPERTY OR OTHER DAMAGE); (ii) LOSSES ARISING FROM KELLWOOD'S REPUDIATION OF THIS AGREEMENT; (iii) LOSSES ARISING OUT OF THE WILLFUL MISCONDUCT OR GROSS NEGLIGENCE OF KELLWOOD; OR (iv) KELLWOOD'S NONPERFORMANCE OF ITS PAYMENT OBLIGATIONS TO EDS EXPRESSLY SET FORTH IN THIS AGREEMENT (INCLUDING, KELLWOOD'S OBLIGATION TO MAKE PAYMENTS, SUBJECT TO SECTIONS 6.11 AND 21, TO EDS DURING THE ORIGINAL TERM OF THIS AGREEMENT AS REQUIRED HEREBY, WHETHER IN THE FORM OF CHARGES FOR SERVICES PERFORMED HEREUNDER OR FOR PAYMENT OR REIMBURSEMENT OF TAXES OR PASS-THROUGH EXPENSES.

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(b)      EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS SECTION 14.3, THE
AGGREGATE CUMULATIVE MONETARY LIABILITY OF EDS HEREUNDER FOR ALL DAMAGES ARISING UNDER OR RELATING TO THIS AGREEMENT, NOTWITHSTANDING THE FORM (e.g., CONTRACT, TORT, OR OTHERWISE) IN WHICH ANY ACTION IS BROUGHT, SHALL BE LIMITED TO $[CONFIDENTIAL TREATMENT REQUESTED]. THE FOREGOING LIMITATION UPON THE TYPES AND AMOUNTS OF EDS' LIABILITY SHALL NOT APPLY TO: (A) LOSSES SUBJECT TO INDEMNIFICATION BY EDS PURSUANT TO SECTION 20.1.1 (TECHNOLOGY) OR
20.1.2 (INJURY, PROPERTY OR OTHER DAMAGE); ; (B) "WILLFUL ABANDONMENT OF ALL OR SUBSTANTIALLY ALL OF EDS' OBLIGATIONS UNDER THIS AGREEMENT, PROVIDED THAT EDS' GOOD FAITH EXERCISE OF ITS RIGHTS UNDER SECTION 12.3.2 SHALL NOT BE CONSIDERED "WILLFUL ABANDONMENT" EVEN IF IT IS LATER DETERMINED THAT EDS' EXERCISE OF SUCH RIGHT WAS WRONGFUL."; AND (C) LOSSES ARISING OUT OF THE WILLFUL MISCONDUCT OR GROSS NEGLIGENCE OF EDS.

(c) EACH PARTY ACKNOWLEDGES AND AGREES THAT THE TYPES OF DAMAGES THAT THE OTHER PARTY MAY RECOVER FROM THE PARTY SHALL INCLUDE ALL ADDITIONAL COSTS AND EXPENSES PAID OR INCURRED BY THE OTHER PARTY AND PROVEN TO BE THE DIRECT RESULT OF ANY FAILURE BY THE PARTY TO PERFORM ITS OBLIGATIONS HEREUNDER.

(d)      EXCEPT TO THE EXTENT ANY OF THE LOSSES DESCRIBED IN CLAUSES
(i) - (iv) OF SUBSECTION (a), CLAUSES (A), (B), AND (C) OF SUBSECTION (b) OR SUBSECTION (c) MAY BE DEEMED TO BE SUCH DAMAGES, NEITHER PARTY SHALL BE LIABLE FOR CONSEQUENTIAL, SPECIAL, INDIRECT, OR INCIDENTAL DAMAGES, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES AND REGARDLESS OF THE FORM IN WHICH ANY ACTION IS BROUGHT. NEITHER PARTY SHALL BE LIABLE FOR EXEMPLARY OR PUNITIVE DAMAGES REGARDLESS OF THE FORM IN WHICH ANY ACTION IS BROUGHT.

         14.4.    FORCE MAJEURE EVENTS

                  If a Force Majeure Event is the material contributing cause of a Party's failure to perform any of its obligations hereunder, such obligations, after notification by such Party to the other Party, shall be deemed suspended to the extent such obligations are directly affected by such Force Majeure Event, until the Force Majeure Event has ended and a reasonable period of time for overcoming the effects thereof has passed; provided, however, that if a Force Majeure Event results in EDS being unable to perform during any period any or all of the Services in accordance with the terms hereof, Kellwood shall: (i) not be required to pay for any such Services that EDS is unable to perform; (ii) be entitled, without the payment of the fees described in Section 12.2, to engage an alternate provider, on an interim basis, to perform the Services that EDS is unable to perform as a result of such Force Majeure Event; (iii) be entitled to a share of EDS' resources devoted to returning EDS to full performance of all Services hereunder, that is equal to or greater than the share of such resources that EDS allocates to other of its customers with whom it has agreements that are

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similar to this Agreement; and (iv) have the right to terminate this
Agreement in accordance with the terms of Section 12.4 hereof. Both Parties shall use their best efforts to minimize delays that occur due to a Force Majeure Event. Notwithstanding the above, EDS shall in no event be excused from those obligations not directly affected by a Force Majeure Event (including disaster recovery services), and if the Force Majeure Event is caused by EDS' failure to comply with any of its obligations under this Agreement or by EDS' negligence or omission, there shall be no relief from any of its obligations under this Agreement.

15.      INSURANCE

         EDS shall provide and maintain, during the Term and for such other period as may be required herein, at its sole expense, insurance in the amounts and form described below. The fact that EDS has obtained the insurance required in this Section 15 shall in no manner lessen, increase or otherwise effect EDS' other obligations or liabilities set forth in this Agreement, including its obligations to defend, indemnify, and hold Kellwood Indemnitees harmless in accordance with Section 20 hereof.

         15.1.    REQUIRED GENERAL LIABILITY INSURANCE COVERAGE

                  EDS shall procure Commercial General Liability Insurance in the amounts and form set forth below:

                  15.1.1.  COMMERCIAL GENERAL LIABILITY INSURANCE

                           A policy of Commercial General Liability
Insurance that provides limits of not less than:

                           (i) Per Occurrence: $[confidential treatment requested]

                           (ii)  Products/Completed Operations:
                                 $[confidential treatment requested]

                           (iii) Personal and Advertising Injury:
                                 $[confidential treatment requested]

                            Any deductible or self-insured retention shall
be the responsibility of EDS. Required General Liability Policy Coverage.

                  Any general liability policy provided by EDS hereunder shall include the following coverage: (i) Premises and Operations; (ii) Products/Completed Operations; (iii) Contractual Liability; (iv) Personal Injury and Advertising Injury Liability; (v) Independent EDS' Liability; and
(vi) Severability of Interest Clause.

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                  15.1.2.  ADDITIONAL INSUREDS

                  Any general or business automobile liability policy provided by EDS hereunder shall name: Kellwood; and the officers, agents and employees of Kellwood, individually and collectively, as additional insureds.

                  15.1.3.  PRIMARY INSURANCE ENDORSEMENT

                  The coverage afforded to EDS and Kellwood under any general or business automobile liability policy described herein shall apply as primary insurance, and any other insurance maintained by Kellwood, or its officers, agents, employees, and volunteers, or any Kellwood self-funded program, shall be excess only and not contributing with such coverage.

                  15.1.4.  FORM OF GENERAL LIABILITY INSURANCE POLICIES

                  All general liability policies shall be written to apply to bodily injury, including death, property damage, personal injury, and other covered loss, occurring during the policy term, and shall insure the performance by EDS of its obligations under Section 20.1.2, below.

         15.2.    BUSINESS AUTOMOBILE LIABILITY INSURANCE

                  EDS shall procure Business Automobile Liability Insurance written for bodily injury and property damage occurring during the policy term, in the amount of not less than $[confidential treatment requested], combined single limit per accident, applicable to all owned, non-owned, and hired vehicles.

         15.3.    STATUTORY WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY
                  INSURANCE

                  EDS shall maintain a policy of Workers' Compensation coverage in the statutory amount, and Employers' Liability coverage for not less than $[confidential treatment requested] each accident; $[confidential treatment requested] each employee for disease; $[confidential treatment requested] policy limit for disease per occurrence for all employees of EDS engaged in the performance of Services or operations under this Agreement.

         15.4.    PROFESSIONAL ERRORS AND OMISSIONS LIABILITY
                  INSURANCE/ELECTRONIC ERRORS AND OMISSIONS

                  EDS shall obtain professional errors and omissions liability insurance in an amount of not less than $[confidential treatment requested] per claim, with an aggregate limit of not less than $[confidential treatment requested], providing coverage for wrongful acts in the rendering of, or failure to render, professional services. As of the Signing Date, the coverage will not contain specific, express exclusions for design errors, destruction of data (other than casualty exclusions) or failure to design an adequate system arising out of EDS' wrongful acts in the rendering of, or failure to render, professional services to Kellwood. EDS will make commercially reasonable efforts to provide that such specific, express

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exclusions will not be contained in the insurance during the Term of this
Agreement. Any deductible or self-insured retention shall be the responsibility of EDS. This coverage shall be maintained for a minimum of two
(2) years following termination or completion of EDS' performance of its obligations under this Agreement.

         15.5.    EMPLOYEE DISHONESTY AND COMPUTER FRAUD

                  EDS shall maintain employee dishonesty coverage, in an amount not less than $[confidential treatment requested] per occurrence. Such insurance shall cover all of EDS' employees. Coverage shall include a loss payee endorsement to Kellwood. However, should any covered losses involve the dishonest acts of the employees of both EDS and Kellwood, then any claim amounts otherwise payable to Kellwood hereunder shall be reduced by [confidential treatment requested]%. Any deductible or self-insured retention shall be the responsibility of EDS.

         15.6.    PROPERTY INSURANCE

                  EDS shall provide insurance on all property owned by EDS and provided under this Agreement. Such policy shall provide "all risk" perils, including flood and earthquake, and shall be written on a basis of one hundred percent (100%) replacement value of the property. Coverage shall include real and business personal property, tenant improvements, business interruption, property of others, in the care, custody, and control of the insured, and transit. EDS shall be responsible for any deductible or self-insured retention.

         15.7.    GENERAL PROVISIONS

                  15.7.1.  EVIDENCE OF INSURANCE

                  EDS shall, as soon as practicable following the placement of insurance required hereunder, but in no event later than thirty (30) days after the Contract Signing Date, deliver to Kellwood certificates of insurance evidencing the same, evidencing that EDS has obtained such coverage. Thereafter, copies of certificates shall be delivered to Kellwood within thirty (30) days after the expiration thereof. The provisions of such policies shall constitute EDS Confidential Information; provided, however, such information may be disclosed by Kellwood to the extent necessary to enforce the terms of this Agreement.

                  15.7.2.  "CLAIMS-MADE COVERAGE"

                  If coverage is written on a "claims-made" basis, the Certificate of Insurance shall clearly so state. In addition to the coverage requirements specified above, and so long as the coverage is commercially available and reasonably priced, EDS will provide that:

                                  (i)    The policy's retroactive date shall
                             coincide with or precede EDS' commencement of the performance of Services (including subsequent policies purchased as renewals or replacements);

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                                  (ii)   Similar insurance is maintained
                             during the required extended period of
                             coverage following expiration of the Agreement;

                                  (iii)  If insurance is terminated for
                             any reason, EDS shall purchase a replacement claims-made policy with the same or an earlier retroactive date or shall purchase an extended reporting provision to report claims arising in connection with this Agreement for a minimum of two (2) years following termination or completion of the Services; and

                                  (iv)   All claims-made policies shall allow
                             the reporting of circumstances or incidents that might give rise to future claims is permissible.

                  15.7.3.  NOTICE OF CANCELLATION OR CHANGE OF COVERAGE

                  All certificates of insurance provided by EDS must evidence that the insurance provider will give Kellwood thirty (30) days' written notice, except ten (10) days in the case of non-payment of premium, in advance of any cancellation, lapse, reduction, or other adverse change in respect of such insurance.

16.      INVOICES AND REPORTS

         16.1.    INVOICES

                  16.1.1.  GENERAL

                  All invoices submitted by EDS must meet with the approval of Kellwood prior to payment. EDS shall not submit invoices until the last day of each month where services were delivered, or as may be otherwise specified in this Agreement. Invoices must reference this Agreement and provide detailed information as requested by Kellwood in accordance with Schedules A through F. Invoices shall be accompanied by information and data that support the invoiced Fees. Unless otherwise provided , invoices are payable within [confidential treatment requested] of invoice correct as to the form agreed by the Parties. Kellwood may dispute any invoice in accordance with the provisions of this Agreement. Any undisputed amount not paid when due will bear interest until paid at the lessor of (a) the maximum rate of interest allowed by applicable law or (b) a rate of interest equal to the following:

                  . Upon the first occurrence of late payment, the interest rate shall [confidential treatment requested] established from time to time by Citibank of New York, "Prime"

                  . Upon the second separate occurrence of late payment, the interest rate shall equal [confidential treatment requested]

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                  .   Upon the third and subsequent separate occurrences
                      of late payment, the interest rate shall equal [confidential treatment requested]

                  16.1.2.  FEE-REDUCTIONS

Any Fee-Reductions in accordance with Section 6.8 of this Agreement may be applied against EDS' invoices with appropriate information attached.

                  16.1.3.  OTHER SERVICES

                  Invoicing with respect to Other Services that are out-of-scope of this Agreement shall be consistent with the requirements for such Other Services approved in accordance with Section 6.6.

                  16.1.4.  INITIATIVES

                  Invoicing with respect to Initiatives will be consistent with the requirements approved for each Initiative.

         16.2.    REPORTS

                  16.2.1.  GENERAL

                  EDS shall furnish Kellwood with reports that Kellwood may reasonably request from time to time. EDS' reports shall also include information regarding: EDS' performance of the Services; cost-management; Subcontractor relationships; End-User satisfaction; and human resources. EDS shall promptly (but not later than two (2) days after gaining knowledge thereof) inform Kellwood of any deficiencies, omissions, or irregularities in Kellwood's requirements or in EDS' performance of the Services that come to EDS' attention. EDS shall furnish Kellwood with existing and future research and development resources, such as published materials, and industry studies conducted for or by EDS, that come to its attention and pertain to the Services and that might assist Kellwood in setting its IT policies or requirements. The EDS Contract Manager shall also advise Kellwood of all other matters of a material nature, that he or she believes would be helpful to Kellwood in setting or revising its IT policies or requirements.

                  16.2.2.  MEDIA

                  EDS shall furnish Kellwood with all reports in both hard copy and electronic form per Kellwood's specifications as in effect on the Contract Signing Date and as reasonably requested by Kellwood from time to time thereafter.

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17.      RECORDKEEPING AND AUDIT RIGHTS

         17.1.    RECORDKEEPING

                  EDS shall maintain complete and accurate records and books of account with respect to this Agreement utilizing generally accepted accounting principles ("GAAP"), consistently applied and complying in all respects with all applicable State or federal laws or regulations. Such records and books, and the accounting controls related thereto, shall be considered EDS Confidential Information and shall be sufficient to provide reasonable assurance that:

(a) transactions are recorded so as to permit the preparation of EDS' financial statements in accordance with GAAP and to maintain accountability for its assets; and

(b) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  Such records and books of account of EDS' business shall be maintained by EDS at its principal business offices and Kellwood may examine and make extracts of information and copy any part thereof at any reasonable time during normal business hours in accordance with Section 6.2 or 17.2. EDS shall retain and maintain accurate records and documents relating to performance of Services under this Agreement until the latest of: (i) [confidential treatment requested] after the final payment by Kellwood to EDS hereunder; (ii) [confidential treatment requested] following the final resolution of all audits or the conclusion of any litigation with respect to this Agreement; or (iii) such longer time period as may be required by applicable law or regulation.

         17.2.    OPERATIONAL AUDIT RIGHTS

                  Kellwood, or its authorized representatives that are not competitors of EDS or its Subcontractors in the IT markets with respect to the provision of services similar to the Services, shall have the right, at any time and with reasonable written advance notice, to perform an operational or security audit at each operational location on an annual basis, unless otherwise mutually agreed upon, with respect to EDS' performance hereunder. EDS shall grant Kellwood and its representatives full and complete access to EDS' books and records, excluding profit information, personnel records, cost information (other than information to support cost plus billings) and EDS internal audit reports, and other documents of EDS and its Subcontractors, as they relate to this Agreement, or as they may be required in order for Kellwood to ascertain any facts relative to EDS' performance hereunder. EDS shall provide Kellwood, or its authorized representatives, such information and assistance as requested in order to perform such audits; provided, however, that the Parties shall endeavor to arrange such assistance in such a way that it does not interfere with the performance of EDS' duties and obligations hereunder. If any audit reveals a material inadequacy or deficiency in EDS' performance, the cost of such audit shall be borne by EDS, and Kellwood has the option, at its own discretion, to perform a follow-up audit at the same location within six (6) months. At Kellwood's request, EDS shall provide Kellwood with

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copies of all documents, data, or information in the possession or control of EDS that pertain to the Services, the accuracy of EDS' invoices, or any pricing adjustments. EDS shall provide such documents, data, or information on such media as Kellwood might request, including hard copy, optical or magnetic disk, or tape. EDS shall incorporate this paragraph verbatim into any Agreement into which it enters with any Subcontractor providing Services under this Agreement. Following an audit, Kellwood will conduct an exit conference with EDS to discuss issues identified in the audit that pertain to EDS, and Kellwood will give EDS a copy of any portion of the audit report pertaining to EDS. The Parties will review each EDS audit issue and will determine (i) what, if any, actions will be taken in response to such audit issues, when and by whom and (ii) which Party will be responsible for the cost, if any, of taking the actions necessary to resolve such issues.

18.      LEGAL COMPLIANCE

         18.1.    COMPLIANCE WITH ALL LAWS AND REGULATIONS

                  Both EDS and Kellwood shall at all times perform their obligations hereunder in compliance with all applicable federal, State, and local laws and regulations of all applicable jurisdictions, and in such a manner as not to cause the other to be in violation of any applicable laws or regulations, including any applicable requirements of any federal, State, or local authority. Additionally, EDS shall comply with all applicable Kellwood policies and rules (see Schedule K). No provision of this Agreement, including any Work Order, shall have any force or effect if it would cause a violation of any federal or State law, ordinance, statute, rule, regulation, or order, or would require any consent or approval to prevent any such violation.

         18.2.    EDS PERMITS AND LICENSE

                  EDS shall obtain and maintain, and shall cause its Subcontractors to obtain and maintain, at no cost to Kellwood, all approvals, permissions, permits, licenses, and other forms of documentation required in order to comply with all existing foreign or domestic statutes, ordinances, and regulations, or other laws, that may be applicable to performance of Services hereunder. Kellwood reserves the right to reasonably request and review all such permits and licenses prior to the commencement of any Services hereunder. If requested, Kellwood shall cooperate with EDS, at EDS' cost and expense, to obtain any such approvals, permits, and licenses.

         18.3.    HAZARDOUS MATERIALS

                  EDS shall be responsible for EDS' compliance with all Environmental Laws and all other laws, rules, regulations, and requirements regarding Hazardous Materials, health and safety, notices, and training. EDS agrees that it will not store any Hazardous Materials at any Kellwood Facility for periods in excess of the applicable site storage limitations imposed by Environmental Law. EDS agrees to take, at its expense, all actions necessary to protect third Parties, including, without limitation, employees and agents of Kellwood, from any exposure to Hazardous Materials generated or utilized in its performance under this

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Agreement. EDS agrees to report to the appropriate governmental agencies all discharges, releases, and spills of Hazardous Materials by EDS that are required to be reported by any Environmental Law and to immediately notify Kellwood of same. EDS shall not be liable to Kellwood for Kellwood's failure to comply with, or violation of, any Environmental Law.


19.      REPRESENTATIONS AND WARRANTIES

         19.1.    EDS REPRESENTATIONS, WARRANTIES, AND RELATED COVENANTS

                  19.1.1.  PERFORMANCE OF THE SERVICES

                  EDS agrees that it is capable in all respects of providing and shall provide all Services in accordance with this Agreement. EDS further agrees that: (i) all Services provided under this Agreement shall be provided in a timely, professional, and workmanlike manner consistent with commercially reasonable standards of quality and integrity and shall meet the performance standards required under this Agreement; and (ii) no amendment to this Agreement or additional cost or expense shall be required by EDS during the Term in order for it to be able to perform the Services in accordance with the MASLs.

                  19.1.2.  CONFLICT OF INTEREST

                           EDS agrees that:

(a)      No Financial Interest

                  Neither EDS or any of its Affiliates, nor any employee of either associated with the delivery of Kellwood Services, has, shall have, or shall acquire, any contractual, financial, business, or other interest, direct or indirect, that would conflict in any manner or degree with EDS' performance of its duties and responsibilities to Kellwood under this Agreement or otherwise create an appearance of impropriety with respect to the award or performance of this Agreement; and EDS shall use commercially reasonable efforts to inform Kellwood of any such interest that may be incompatible with the interests of Kellwood;

(b)      No Abuse of Authority for Financial Gain

                  Neither EDS or any of its Affiliates, nor any employee of either associated with the delivery of Kellwood Services, has used or shall use the authority provided or to be provided under this Agreement to obtain financial gain for EDS, or any such Affiliate or employee, or a member of the immediate family of any such employee;

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(c)      No Use of Information for Financial Gain

                  Neither EDS or any of its Affiliates, nor any employee of either associated with the delivery of Kellwood Services, has used or shall use any Kellwood Confidential Information acquired in the award or performance of the Agreement to obtain financial gain for EDS, or any such Affiliate or employee, or a member of the immediate family of any such employee;

(d)      Independent Judgment

                  Neither EDS or any of its Affiliates, nor any employee of either associated with the delivery of Kellwood Services, has accepted or shall accept another Kellwood contract that would impair the independent judgment of EDS in the performance of this Agreement;

(e)      No Influence

                  Neither EDS or any of its Affiliates, nor any employee of either associated with the delivery of Kellwood Services, has accepted or shall accept anything of value based on an understanding that the actions of EDS or any such Affiliate or employee on behalf of Kellwood would be influenced; and EDS shall not attempt to influence any Kellwood employee by the direct or indirect offer of anything of value;

(f)      No Payment Tied to Award

                  Neither EDS or any of its Affiliates, nor any employee of either associated with the delivery of Kellwood Services, has paid or agreed to pay any Person, other than bona fide employees working solely for EDS or such Affiliate or its Subcontractors, any fee, commission, percentage, brokerage fee, gift, or any other consideration, contingent upon or resulting from the award or making of this Agreement; and

(g)      Independent Prices

                  The prices presented to Kellwood were arrived at independently, without consultation, communication, or agreement with any other proposer for the purpose of restricting competition; the prices quoted were not knowingly disclosed by EDS to any other proposer; and no attempt was made by EDS to induce any other Person to submit or not to submit a proposal for the purpose of restricting competition.

                  19.1.3.  FINANCIAL CONDITION AND INFORMATION

(a)      Financial Condition

                  EDS agrees that it has, and shall maintain throughout the Term, a financial condition commensurate with the requirements of this Agreement. If, during the Term, EDS experiences a change in its financial condition that may adversely affect its ability to perform under this Agreement, then it shall immediately notify Kellwood of such change.

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(b)      Accuracy of Information

                  EDS represents that all financial statements, reports, and other information furnished by EDS to Kellwood in connection with the award of this Agreement fairly and accurately represent the business, properties, financial condition, and results of operations of EDS as of the respective dates, or for the respective periods, covered by such financial statements, reports, or other information. Since the respective dates or periods covered by such financial statements, reports, or other information, there has been no material adverse change in the business, properties, financial condition, or results of operations of EDS.

                  19.1.4.  LITIGATION AND SERVICE OF PROCESS

                  EDS represents that there is no pending or anticipated civil or criminal litigation in any judicial forum that involves EDS or any of its Affiliates or Subcontractors that may adversely affect EDS' ability to perform its obligations under this Agreement. EDS shall notify Kellwood, within a commercially reasonable timeframe of EDS' knowledge of its occurrence, of any such pending or anticipated civil or criminal litigation. EDS shall notify Kellwood, within forty-eight (48) hours in the event process is served on EDS in connection with this Agreement, including any subpoena of EDS' records, and shall send a written notice of the service together with a copy of the same to Kellwood within seventy-two (72) hours of such service.

                  19.1.5.  PROPRIETARY RIGHTS INFRINGEMENT

                  Each Party represents that at no time during the Term shall the use of any services, techniques, or products provided or used and made available by the other Party infringe upon any third party's patent, trademark, copyright, or other intellectual-property right, nor make use of any misappropriated trade secrets.

                  19.1.6.  LEGAL AND CORPORATE AUTHORITY

                  EDS represents that: (i) EDS Corporation is a Delaware corporation and EIS is a Delaware L.L.C., and each is qualified and registered to transact business in all locations where the performance of its obligations hereunder would require such qualification; (ii) it has all necessary rights, powers, and authority to enter into and perform this Agreement, and the execution, delivery, and performance of this Agreement by EDS have been duly authorized by all necessary corporate action; (iii) the execution and performance of this Agreement by EDS shall not violate any law, statute, or regulation and shall not breach any agreement, covenant, court order, judgment, or decree to which EDS is a party or by which it is bound;
(iv) it has, and shall maintain in effect, all governmental licenses and permits necessary for it to provide the Services contemplated by this Agreement; and (v) it owns or leases and shall own or lease, free and clear of all liens and encumbrances, other than lessors' interests, or security interests of EDS' lenders, all right, title, and interest in and to the tangible property and technology and the like that EDS intends to use or uses to provide such Services and in and to the related patent, copyright, trademark, and other proprietary rights, or has received appropriate licenses, leases, or other rights from third Parties to permit such use.

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                  19.1.7.  VIOLATIONS

                  Each Party agrees that it is not, and shall not be, in violation of any laws, ordinances, statutes, rules, regulations, or orders of governmental or regulatory authorities to which it is subject, and has not failed, and shall not fail, to obtain any licenses, permits, franchises, or other governmental authorizations necessary for the ownership of its properties or the conduct of its business, which violation or failure, either individually or in the aggregate, might adversely affect its business, properties, or financial condition, the consummation of the transactions contemplated by this Agreement, or the performance of its obligations hereunder.

                  19.1.8.  INFORMATION FURNISHED TO KELLWOOD

                  EDS represents that all written information furnished to Kellwood prior to the Contract Signing Date by or on behalf of EDS in connection with this Agreement, is true, accurate, and complete, and contains no untrue statement of a material fact or omits any material fact necessary to make such information not misleading.

                  19.1.9.  PREVIOUS CONTRACTS

                  EDS represents that neither it, nor any of its Affiliates or Subcontractors, is in default or breach of any other contract or agreement related to information systems facilities, equipment, or services that it or they may have with Kellwood. EDS further represents that neither it, nor any of its Affiliates or Subcontractors, has been a party to any contract for information system facilities, equipment, or services with Kellwood that was finally terminated within the previous five (5) years for the reason that EDS or such Person failed to perform or otherwise breached an obligation of such contract.

         19.2.    KELLWOOD'S REPRESENTATIONS, WARRANTIES, AND COVENANTS

                  19.2.1.  LEGAL AUTHORITY

                  Kellwood represents that it has all necessary rights, powers, and authority to enter into and perform this Agreement; that the execution, delivery, and performance of this Agreement by EDS has been duly authorized by Kellwood.

                  19.2.2.  DISCLAIMER

                  Kellwood does not make any representation or warranty, express or implied, with respect to the Services or any component thereof, or the skills, capabilities, or medical or other condition of any of Kellwood's employees transitioned to EDS. All hardware, software, networks, and other IT-related assets made available or conveyed by Kellwood to EDS under this Agreement are made available or conveyed to EDS "AS IS, WHERE IS" and there are no warranties of any kind with respect to the condition, capabilities, or other attributes of such items, except as otherwise expressly stated in this Agreement.

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                  19.2.3.  INFORMATION FURNISHED TO EDS

                  Subject to Section 19.4, Kellwood represents that all written information furnished to EDS prior to the Contract Signing Date by or on behalf of Kellwood in connection with this Agreement, is true, accurate, and complete, and contains no untrue statement of a material fact or omits any material fact necessary to make such information not misleading.

         19.3.    WARRANTY DISCLAIMER

                  EXCEPT AS EXPRESSLY STATED IN THIS AGREEMENT, THERE ARE NO EXPRESS WARRANTIES BY EITHER PARTY. THERE ARE NO IMPLIED WARRANTIES OR CONDITIONS, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, OR OTHERWISE ARISING FROM A COURSE OF DEALING OR USAGE OF TRADE.

         19.4.    WAIVER

                  Having had reasonable access to pertinent Kellwood information and Kellwood personnel, and a reasonable time within which to perform due diligence investigation, and having taken into account the possibility that the information it has received might possibly be incorrect or incomplete, EDS hereby waives and releases any and all claims that it now has or hereafter may have against Kellwood based upon the inaccuracy or incompleteness of the information it has received from, or with regard to, Kellwood. Further, EDS consents and agrees that it shall not seek any judicial rescission, cancellation, termination, reformation, or modification of this Agreement or any provision hereof, nor any adjustment in the fees to be paid for the Services, based upon any such inaccuracy or incompleteness of information except where such information was intentionally withheld or intentionally misrepresented.

20.      INDEMNIFICATION

         20.1.    BY EDS

                  20.1.1.  TECHNOLOGY

                  EDS shall indemnify, defend, and hold Kellwood Indemnitees harmless from, and shall pay all settlements and final damages and costs awarded against any of them, arising out of, any claim brought by any third party against any of them for actual or alleged infringement of any patent, trademark, copyright, or similar proprietary right, including misappropriation of trade secrets, based upon technology used by EDS in providing the Services (collectively, "Infringement Claim"); and EDS shall defend, indemnify, and hold Kellwood Indemnitees harmless from and against any and all claims, demands, judgments, awards, fines, mechanics' liens or other liens, liabilities, losses, costs, damages, and expenses, including reasonable attorneys' fees and disbursements and court costs (collectively, "Losses"), associated with any such claim or action incurred by any of them in

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connection with any Infringement Claim. Also, notwithstanding the foregoing, EDS shall defend, indemnify, and hold harmless Kellwood Indemnitees from and against all Losses that could have been avoided by moving to a new release or version of the infringing software and EDS was offered the new release or version and did not move to same. In the event that Kellwood's right to use any such technology is enjoined, EDS may, in its reasonable discretion and at EDS' sole expense, either procure a license to enable Kellwood to continue to use such technology or develop or obtain a non-infringing substitute acceptable to Kellwood. EDS shall have no obligation with respect to any claim or action to the extent that it is based solely upon: (i) modification of a program or machine by Kellwood, any third-party contractor of Kellwood, or any agent of Kellwood that was not approved by EDS; (ii) Kellwood's combination, operation, or use with apparatus, data, or programs neither furnished nor approved by EDS; (iii) the use by Kellwood of any software provided by any third party other than in accordance with relevant software licenses; or (iv) the use of software owned by or licensed to Kellwood by a party other than EDS and supplied by Kellwood to EDS. EDS shall have no obligation with respect to any Infringement Claim or Loss to the extent that it is based upon any Assigned Contract, as it exists as of the Contract Signing Date.

                  20.1.2.  INJURY, PROPERTY, OR OTHER DAMAGE

                  Without limiting EDS' obligations with respect to insurance as provided in Section 15.2 hereof, EDS shall indemnify, defend, and hold Kellwood Indemnitees harmless with respect to any and all Losses related to any third-party claim alleging bodily injury or death, damage to tangible personal or real property, or any other damage, notwithstanding the form in which any such action is brought (e.g., contract, tort, or otherwise), to the extent such injuries or damages arise directly or indirectly from acts, errors, or omissions that constitute negligence, willful misconduct, or violations of law, by EDS or its personnel, agents, or Subcontractors.

                  20.1.3.  THIRD-PARTY CONTRACTS

                  EDS shall indemnify, defend, and hold Kellwood Indemnitees harmless from and against any and all Losses based upon or related to third-party services utilized by EDS in providing Services or based upon an alleged breach by EDS of any agreement with any third party.

                  20.1.4.  [CONFIDENTIAL TREATMENT REQUESTED]

                  EDS shall indemnify, defend, and hold Kellwood Indemnitees harmless with respect to any and all Losses related to any third-party claim based upon or resulting from [confidential treatment requested].

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                  20.1.5.  HAZARDOUS MATERIAL

                  EDS shall indemnify, defend, and hold Kellwood Indemnitees harmless from and against any claim by any third party and any and all Losses sustained or incurred by such Kellwood Indemnitees as a result of: (i) EDS' failure to comply in all material respects with any applicable Environmental Laws; or (ii) the presence of any Hazardous Material upon, above, or beneath EDS' facilities or locations, if the Hazardous Material was present or if the Hazardous Material was released into the environment by EDS.

                  20.1.6.  PROPRIETARY INFORMATION DISCLOSURE

                  EDS shall indemnify, defend, and hold Kellwood Indemnitees harmless from and against any and all Losses based upon or resulting from any third-party claim or challenge with respect to the disclosure or nondisclosure of EDS Confidential Information or its Subcontractors' confidential or proprietary information, except to the extent that Kellwood has failed to comply with its applicable policies with respect to the disclosure of such information.

         20.2.    BY KELLWOOD

                  20.2.1.  TECHNOLOGY

                  Kellwood shall indemnify, defend, and hold EDS Indemnitees harmless from, and shall pay all settlements and final damages and costs awarded against any of them, arising out of any claim brought by any third party against any of them for actual or alleged infringement of any patent, trademark, copyright, or similar proprietary right, including misappropriation of trade secrets, based upon software that is proprietary to Kellwood or a third party and is provided to EDS by Kellwood either before or after the Contract Signing Date; and Kellwood shall defend, indemnify, and hold EDS Indemnitees harmless from and against any and all Losses, associated with any such claim or action incurred by any of them in connection with any such claim. With respect to the "Assigned Software", the indemnity obligations of the 1996 Contract between the Parties shall continue to apply. In the event that EDS' right to use such software is enjoined, Kellwood may, in its reasonable discretion and at Kellwood's sole expense, either procure a license to enable EDS to continue use of such software or develop or obtain a non-infringing replacement. Kellwood shall have no obligation with respect to any claim or action to the extent it is based solely upon: (i) modification of the software by EDS or any of its Affiliates or Subcontractors; (ii) EDS' combination, operation, or use of such software with EDS-approved apparatus, data, or programs.

                  20.2.2.  THIRD-PARTY CONTRACTS

                  Kellwood shall indemnify, defend, and hold EDS Indemnitees harmless from and against any and all Losses based upon, or related to, third-party claims based upon an alleged breach by Kellwood of any agreement with any third party, including an alleged

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breach by Kellwood prior to the Contract Signing Date with respect to any
Assigned Contract.


                  20.2.3.  HAZARDOUS MATERIALS

                  Kellwood shall indemnify, defend, and hold EDS Indemnitees harmless from and against any claim by any third party and any and all Losses sustained or incurred by such EDS Indemnitees as a result of: (i) Kellwood's failure to comply in all material respects with any applicable Environmental Laws; or (ii) the presence of any Hazardous Material upon, above, or beneath Kellwood's facilities or locations, if the Hazardous Material was present or if the Hazardous Material was released into the environment by Kellwood.

                  20.2.4.  INJURY, PROPERTY OR OTHER DAMAGE

                  Kellwood shall indemnify, defend, and hold EDS Indemnitees harmless with respect to any and all Losses related to any third-party claim alleging bodily injury or death, damage to tangible personal or real property, or any other damage, notwithstanding the form in which any such action is brought (e.g., contract, tort, or otherwise), to the extent such injuries or damages arise directly or indirectly from acts, errors, or omissions that constitute negligence, willful misconduct, or violations of law, by Kellwood or its personnel, agents, or contractors (exclusive of EDS' subcontractors).

         20.3.    WAIVER OF SUBROGATION

                  EDS and Kellwood waive all rights to recover against each other for any Loss to their respective tangible personal property (whether owned or leased) from any cause covered by insurance maintained by each of them, including their respective deductibles or self-insured retentions. EDS and Kellwood will cause their respective insurers to issue appropriate waivers of subrogation rights endorsements to all property insurance policies maintained by each Party. Each Party will give the other written notice if a waiver of subrogation is unobtainable or obtainable only at additional expense. If the Party receiving such notice agrees to reimburse the other Party for such additional expense, the other Party will obtain such waiver of subrogation. If a waiver is unobtainable or if a Party elects not to pay the additional expense of a waiver, then neither Party nor their insurers will waive such subrogation rights.

         20.4.    GENERAL OBLIGATION

                  If any legal action governed by this Section 20 is commenced against a Kellwood Indemnitee or a EDS Indemnitee, such Party shall give written notice thereof to the indemnifying Party promptly after such legal action is commenced; provided, however, that failure to give prompt notice shall not reduce the indemnifying Party's obligations under this
Section 20, except to the extent the indemnifying Party is prejudiced thereby. After such notice, if the indemnifying Party shall acknowledge in writing to the other Party that the right

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of indemnification under this Agreement applies with respect to such claim, then the indemnifying Party shall be entitled, if it so elects in a written notice delivered to the other Party not fewer than ten (10) days prior to the date on which a response to such claim is due, to take control of the defense and investigation of such claim and to employ and engage attorneys of its choice, that are reasonably satisfactory to the other Party, to handle and defend same, at the indemnifying Party's expense. The other Party shall cooperate in all reasonable respects with the indemnifying Party and its attorneys in the investigation, trial, and defense of such claim and any appeal arising therefrom; provided, however, that the other Party may participate, at its own expense, through its attorneys or otherwise, in such investigation, trial, and defense of such claim and any appeal arising therefrom. No settlement of a claim that involves a remedy other than the payment of money by the indemnifying Party shall be entered into by the indemnifying Party without the prior written consent of the other Party, which consent may be withheld in the other Party's sole discretion. If the indemnifying Party does not assume the defense of a claim subject to such defense as provided in this Section, the indemnifying Party may participate in such defense, at its expense, and the other Party shall have the right to defend the claim in such manner as it may deem appropriate, at the expense of the indemnifying Party.

21.      DISPUTE RESOLUTION

         21.1.    RESOLUTION PROCESS

                  If a Problem or dispute arises, the Parties' respective designated representatives shall attempt to resolve the Problem. If such Problem cannot be promptly resolved, Kellwood's Representatives and EDS' Contract Manager shall discuss and endeavor to resolve such Problem If the Parties have resolved the Problem, such Persons shall execute a Problem Resolution Report and each Party shall commence the resolution of the Problem in accordance therewith. In the event the Parties have failed to resolve the Problem within thirty (30) days after the referral of the Problem to them or as mutually agreed in writing, the Parties may escalate the Problem to Kellwood's Chief Executive Officer and EDS' Information Solutions USA President for resolution.

         21.2.    MEDIATION

                  If any Problem or other dispute, other than a dispute involving a claim of breach under Section 11 hereof, arises between the Parties, and the disputed matter has not been resolved within thirty (30) days after such dispute has been referred to Kellwood's Chief Executive Officer and EDS' Information Solutions USA President, or such longer period as agreed to in writing by the Parties, the parties agree to attempt to settle the claim by non-binding mediation to be held in St. Louis County, Missouri prior to the initiation of any legal proceedings. If the Parties cannot agree upon a mediator, the Party claiming violation of the contract shall submit a written request to the American Arbitration Association ("AAA") requesting the appointment of a mediator. If the Parties do not agree upon the mediator appointed by AAA, unless the Parties mutually agree otherwise, the Parties shall follow the procedures of AAA for selection of an alternate mediator. Neither Party shall be obligated to comply with this
Section 21.2 in regard to breaches of Section 11 hereof or for

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any other breach as to which injunctive relief is sought. Each Party will bear its own costs and expenses with respect to the mediation, including one-half of the fees and expenses of the mediator.

         21.3.    LEGAL ACTION

                  If any Problem or other dispute, other than a dispute involving a claim of breach under Section 11 hereof, arises between the Parties, and if the dispute cannot be resolved by agreement of the Parties or mediation, , and without regard to whether either Party has contested whether these procedures, including the duty of good faith, have been followed, each Party shall have the right to commence any legal proceeding as permitted by law. Neither Party shall be obligated to comply with this Section 21.3 in regard to breaches of Section 11 hereof or for any other breach as to which injunctive relief is sought.

         21.4.    DE MINIMIS DISPUTES

                  Notwithstanding anything to the contrary provided in this
Section 21 or elsewhere in this Agreement, if: (i) Kellwood requests services, products, or resources from EDS and the Parties disagree in good faith as to whether any such request is within the scope of the Services; and
(ii) the financial impact on EDS of satisfying such request is less than $[confidential treatment requested], then the disagreement shall not be deemed a Problem, but absent mutual agreement of the Parties, shall be deemed resolved in Kellwood's favor. The maximum financial impact on EDS of disagreements that shall not be deemed Problems, but shall instead be resolved in Kellwood's favor pursuant to this Section 21.4, [confidential treatment requested] in the aggregate during any Contract Year.

         21.5.    NO TERMINATION OR SUSPENSION OF SERVICES

                  Notwithstanding anything to the contrary contained herein, and even if any Problem or other dispute arises between the Parties and regardless of whether or not it requires at any time the use of the dispute resolution procedures described above, in no event nor for any reason shall EDS interrupt the provision of Services to Kellwood or any obligations related to Disentanglement, disable any hardware or software used to provide Services, or perform any other action that prevents, impedes, or reduces in any way the provision of Services or Kellwood's ability to conduct its activities, unless: (i) authority to do so is granted by Kellwood or conferred by a court of competent jurisdiction; or (ii) the Term of this Agreement has been terminated or has expired pursuant to Section 12 hereof and a Disentanglement satisfactory to Kellwood has been completed.

         21.6.    NO LIMITATION ON KELLWOOD REMEDIES FOR DEFAULT

                  The procedure described in this Section 21 shall not be deemed to limit Kellwood's rights under Section 12 or either Party's rights under Section 14 in connection with a Default by either Party.

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22.      KELLWOOD APPROVAL OF PROMOTIONS

                  Unless specifically authorized in writing by Kellwood on a case-by-case basis, EDS shall have no right to use, and shall not use, the name of Kellwood, its officials or employees, or the logos or trademarks of
Kellwood: (i) in any advertising, publicity, promotion; or (ii) to express or to imply any endorsement of EDS' products or services; or (iii) in any other manner (whether or not similar to uses prohibited by subparagraphs (i) and (ii) above), except only to deliver the Services in accordance with this Agreement.

23.      EDS APPROVAL OF PROMOTIONS

                  Unless specifically authorized in writing by EDS on a case-by-case basis, Kellwood shall have no right to use, and shall not use, the name of EDS, its officials or employees, or the logos or trademarks of
EDS: (i) in any advertising, publicity, promotion; or (ii) to express or to imply any endorsement of Kellwood's products or services.

24.      USE OF AFFILIATES AND SUBCONTRACTORS

         24.1.    APPROVAL; KEY SUBCONTRACTORS

                  EDS shall not perform the Services through the use of EDS-selected Subcontractors, including providers of hardware and software, without the advance written consent of a Kellwood Representative as to the selection of the Subcontractor, which consent will not be unreasonably withheld, and the execution by such Subcontractor of a confidentiality agreement in accordance with Section 11.2.1(c) hereof; provided, however, that EDS may subcontract, without a Kellwood Representative's advance written consent, for goods and services that are incidental to the performance of the Services and do not involve the anticipated expenditure under this Agreement of more than $[confidential treatment requested] within any [confidential treatment requested] day period. Kellwood hereby consents to the Subcontractors identified in Schedule Q; provided, that each such Subcontractor shall execute a confidentiality agreement in accordance with
Section 11.2.1(c) hereof. Additionally, each Subcontractor shall be properly licensed in the State to perform the Services for which such Subcontractor is responsible. EDS agrees that it shall continue throughout the Term to retain the Subcontractors identified as "Key Subcontractors" in Schedule Q, and that such Persons shall continue to provide the Services initially provided, unless EDS has obtained Kellwood's prior written consent, which will not be unreasonably withheld. Furthermore, Kellwood may at any time require that a particular Service that initially is subcontracted be provided by a certain Subcontractor. In no event shall EDS be entitled to perform the Services through the use of any Subcontractor who has been disbarred from performing services for the United States government.

         24.2.    SUBCONTRACTOR AGREEMENTS

                  EDS represents and warrants that the Subcontractor agreements related to the performance of this Agreement contain materially the same terms and conditions as this Agreement.

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         24.3.    LIABILITY AND REPLACEMENT

                  In no event shall EDS be relieved of its obligations under this Agreement as a result of its use of any Subcontractors. EDS shall supervise the activities and performance of each Subcontractor and shall be jointly and severally liable with each such Subcontractor for any act or failure to act by such Subcontractor. If Kellwood determines that the performance or conduct of any Subcontractor is unsatisfactory, Kellwood may notify EDS of its determination in writing, indicating the reasons therefor, in which event EDS shall promptly take all necessary actions to remedy the performance or conduct of such Subcontractor or to replace such Subcontractor by another third party or by EDS personnel.

         24.4.    DIRECT AGREEMENTS

                  Upon expiration or termination of the Term for any reason, Kellwood shall have the right to enter into direct agreements with any Subcontractors. EDS represents and agrees that its arrangements with such Subcontractors shall not prohibit or restrict such Subcontractors from entering into direct agreements with Kellwood.

25.      DEFINITIONS

         The following words and phrases, when used in this Agreement, shall have the indicated meanings. (Terms capitalized within a particular definition have been defined elsewhere within this Agreement.)

         25.1.    AFFILIATE

                  "Affiliate" shall mean, as to any Person, any other Person that, directly or indirectly, controls, is controlled by, or is under common control with, such Person, whether through ownership of voting securities or otherwise. For this purpose, and without limiting the foregoing, any Person that owns more than fifty-one percent (51%) of the outstanding voting securities of any other Person shall be deemed to control such other Person.

         25.2.    AGREEMENT

                  "Agreement" shall mean this Information Technology Service Agreement including all attachments, Exhibits, and Schedules hereto, as amended from time to time.

         25.3.    BASELINE TECHNOLOGY

                  "Baseline Technology" includes all hardware, software and other technologies necessary for the provisioning of Services under this Agreement.

         25.4.    COLA

                  "COLA" is the acronym for "cost of living adjustment."

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         25.5.    CONFIDENTIAL INFORMATION

                  "Confidential Information" shall mean Kellwood Confidential Information or EDS Confidential Information, as the case may be.

         25.6.    CONTRACT YEAR OR CY

                  "Contract Year" or "CY" shall mean each twelve (12) month period beginning on the Contract Signing Date (with "Contract Year 1" or "CY1"), and on each subsequent anniversary thereof during the Term.

         25.7.    EDS INDEMNITEES

                  "EDS Indemnitees" shall mean EDS, and each of its officers, directors, employees, agents, successors, and assigns.

         25.8.    EDS KEY PERSONNEL

                  "EDS Key Personnel" shall mean, initially, those personnel of EDS and its Subcontractors who are so designated in Schedule N and Q.

         25.9.    CRITICAL MILESTONES

                  "Critical Milestones" shall mean those actions and projects identified as such in Schedules A, B, C, D, E, F, G and the Transition Plan.

         25.10.   DEFAULT

                  "Default" shall mean the occurrence of any of the following:

                  (a) With respect to EDS, the occurrence of any of the following:

                         (i) EDS' failure to provide the Services in accordance with the MASLs such that, per
                                Section 1.10, Kellwood has chosen to relieve
                                EDS of responsibility for providing services within two different Schedules out of Schedules A, B, C, D, E and F;

                         (ii)   EDS fails to provide the Services in
                                accordance with the MASLs such that EDS is assessed cumulative Fee Reductions within any calendar month during the Term in excess of the total At-Risk Amount for such calendar month;

                         (iii)  a failure by EDS to use commercially
                                reasonable efforts to remedy any interruption or shutdown (of any material duration) of any essential Kellwood facility or operation;

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

                         (iv) an assignment or attempted assignment by EDS to a non-Affiliate in violation of this Agreement; or

                         (v) a material breach by EDS of any of its other obligations under this Agreement and (A) the failure by EDS to cure such breach within thirty (30) days after EDS has received written notice of such breach; or (B) if the failure is not one that could reasonably be corrected within thirty (30) days, (1) the failure by EDS to adopt, within thirty (30) days after receiving notice of such breach, a plan to cure such breach within a commercially reasonable time period after EDS received notice of the breach, or (2) the failure by EDS to cure such breach within such sixty (60)-day period.

                  (b) With respect to Kellwood, the occurrence of any of the following:

                         (i)    a breach by Kellwood in making payment
                                of any amount payable to EDS under this
                                Agreement within sixty (60) days after the due date specified in this Agreement for such payment and the failure by Kellwood to cure such breach within thirty (30) days after Kellwood has received written notice of such breach

         25.11.   END-USER

                  "End-User" shall mean any Kellwood employee, or any other Person providing products or services to Kellwood, who is determined by Kellwood, in its sole discretion, to require access to any of the Services.

         25.12.   ENVIRONMENTAL LAWS

                  "Environmental Laws" shall mean all applicable federal, state, or local statutes, laws, regulations, rules, ordinances, codes, licenses, orders, or permits of any governmental entity relating to environmental matters including, but not limited to: (i) the Clean Air Act (42 U.S.C. 7401 et seq.); the Federal Water Pollution Control Act (33 U.S.C.ss.1251); the Safe Drinking Water Act (42 U.S.C.ss.5 300f et seq.); the Toxic Substances Control Act (15 U.S.C. 55 2601 et seq.); the Endangered Species Act (16 U.S.C.ss.1531 et seq.); the Emergency Planning and Community Right-to-Know Act of 1986 (42 U.S.C. 55 110011 et seq.); and (ii) similar state and local provisions.

         25.13.   FEES

                  "Fees" shall mean the fees payable by Kellwood to EDS hereunder in consideration of EDS' provision of the Services.


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

         25.14.   FORCE MAJEURE EVENT

                  "Force Majeure Event" shall mean an act of God, act of governmental body or military authority other than a Kellwood governmental body, fire, explosion, power failure, flood, epidemic, riot or civil disturbance, war, sabotage, accidents, insurrections, blockades, embargoes, storms, labor disputes, or similar event beyond the reasonable control of the non-performing Party. Notwithstanding the foregoing, "Force Majeure Event" expressly excludes the following: any event that EDS could reasonably have prevented by testing either required to be performed pursuant to the Services or necessary to provide the Services, work-around, or other exercise of diligence; any event resulting from any strike, walkout, or other labor shortage that could have been prevented by a reasonable amount of automation of functions either required to be performed pursuant to the Services or necessary to provide the Services; and any failure of any systems, facilities, or hardware that could have been prevented by testing either required to be performed pursuant to the Services or necessary to provide the Services.

         25.15.   GAAP

                  "GAAP," is the acronym for "generally accepted accounting principles."

         25.16.   HAZARDOUS MATERIALS

                  "Hazardous Materials" shall mean any substances the presence of which requires investigation or remediation under any Environmental Law, or that is or becomes defined as a "hazardous waste," "hazardous substance," pollutant, or contaminant under any Environmental Law.

         25.17.   KELLWOOD CONFIDENTIAL INFORMATION

                  "Kellwood Confidential Information" shall mean records, data, and other information that is obtained by EDS or any of its employees or subcontractors from (or with regard to) Kellwood in connection with the performance of this Agreement, whether in tangible or intangible form, and whether in written form or readable by machine, and including:

(a)      all Kellwood Data;

(b) all financial information, personnel information, reports, documents, correspondence, plans, and specifications relating to Kellwood;

(c) all technical information, materials, data, reports, programs, documentation, diagrams, ideas, concepts, techniques, processes, inventions, knowledge, know-how, and trade secrets, developed or acquired by Kellwood, including Work Product;

(d) any information that Kellwood identifies to EDS as confidential by a stamp or other similar notice; and


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

(e) all other records, data, or information collected, received, stored, or transmitted in any manner connected with the provision of Services hereunder.

                  Kellwood Confidential Information shall not include information that EDS can demonstrate was: (i) at the time of disclosure to EDS, in the public domain; (ii) after disclosure to EDS, published or otherwise made a part of the public domain through no fault of EDS; (iii) in the possession of EDS at the time of disclosure to it, if EDS was not then under an obligation of confidentiality with respect thereto; (iv) received after disclosure by Kellwood to EDS from a third party who had a lawful right to disclose such information to EDS; or (v) independently developed by EDS without reference to Kellwood Confidential Information. For purposes of this provision, information is in the public domain if it is generally known (through no fault of EDS) to third parties who are not subject to nondisclosure restrictions similar to those in this Agreement.

         25.18.   KELLWOOD DATA

                  "Kellwood Data" shall mean, in or on any media or form of any kind: (i) all data and summarized data related to Kellwood or the Services that is in the possession of Kellwood and all data concerning or indexing such data (regardless of whether or not owned by Kellwood or generated or compiled by Kellwood), including data that is in Kellwood's databases or otherwise in Kellwood's possession on the Cutover Date or at any time during the Term; and (ii) all other Kellwood records, data, files, input materials, reports, forms, and other such items that may be received, computed, developed, used, or stored by EDS, or by any of its Subcontractors, in the performance of EDS' duties under this Agreement.

         25.19.   KELLWOOD INDEMNITEES

                  "Kellwood Indemnitees" shall mean Kellwood, all of its offices, and each of their respective officers, directors, elected officials, employees, agents, successors, and assigns.

         25.20.   KELLWOOD REPRESENTATIVE

                  "Kellwood Representative" shall be the Chief Information Officer of Kellwood or his/her designee(s).

         25.21.   KELLWOOD SOFTWARE

                  "Kellwood Software" shall mean software created or acquired by Kellwood that Kellwood instructs EDS to utilize in connection with the Services, before or after the Cutover Date, and all supporting documentation, media, and related materials including any and all modifications, enhancements, updates, replacements, and other derivative works thereof.

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

         25.22.   KEY SUBCONTRACTORS

                  "Key Subcontractors" shall mean those Persons identified as such in Schedule Q.

         25.23.   MANAGED CONTRACTS AND LEASES

(a) "Managed Contracts" shall mean those written maintenance agreements, service contracts, software license agreements, hardware leases, and subcontractor agreements under which Kellwood receives third-party services relating to its IT requirements listed on Schedule M, and such others relating to the Services as may be identified by Kellwood in a written notice delivered to EDS, that EDS will manage pursuant to Kellwood's instructions after the Contract Signing Date, if EDS identifies a maintenance agreement, service contract, software license agreement, hardware lease, or subcontractor agreement relating to the Services that was inadvertently omitted from Schedule M, EDS shall notify Kellwood in writing and the Parties shall make a reasonable accommodation therefor.

         25.24.   MASL

                  "MASL," which is the acronym for "minimum acceptable service level," shall mean the minimum functional and operational performance levels specified in Schedules A, B, C, D, E, F, and G for any task or service.

         25.25.   OTHER SERVICES

                  "Other Services" shall mean any IT-related services that are requested by Kellwood from time to time and that: (i) are not Services; or (ii) are otherwise designated in this Agreement as being Other Services.

         25.26.   PARTY

                  "Party" shall mean Kellwood or EDS; "the Parties" shall mean both of them.

         25.27.   PERSON

                  "Person" shall mean any natural person, corporation, limited liability company, limited liability partnership, general partnership, limited partnership, trust, association, governmental organization or agency, political subdivision, body politic, or other legal person or entity of any kind, legally constituted.

         25.28.   PROBLEM

                  "Problem" shall mean any problem or circumstance that results from any of the following:

(a) an alleged failure by either Party to perform its obligations under this Agreement;

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

(b) an alleged inadequacy or delay of either Party's performance under this Agreement;

(c) a request for products, services, or resources, where the Parties disagree whether such products, services, or resources are within the Services (and therefore subject to the [confidential treatment requested]) or otherwise within the scope of this Agreement; or

(d) a disagreement as to the responsibilities either Party has under this Agreement.

         25.29.   PROBLEM RESOLUTION REPORT

                  "Problem Resolution Report" shall mean a written report executed by both Parties describing a solution to a Problem.

         25.30.   RESIDUALS

                  "Residuals" shall mean EDS' general knowledge, skill, and experience, any ideas, concepts, know-how, and technologies that are within the scope of EDS' business practice and are used, acquired, or developed by it in the course of providing the Services; provided, however, that the Residuals shall not include any Work Product or any of Kellwood's Confidential Information.

         25.31.   SERVICES

                  "Services" shall mean all of the services, functions, and activities in any one or more of the following categories:

(a)      Current Services;

(b)      The services described in Section 1;

(c)      Transformation Services;

(d) Any other services specified elsewhere in this Agreement and not designated as Other Services;

(e) Any other IT-related services that are requested by Kellwood from time to time during the Term and do not require additional start-up expenses or the use of additional resources not otherwise required for the performance of the Services; and

                  Any management, planning, and other services that are ancillary to and appropriate for the performance of any of the foregoing.

         25.32.   SUBCONTRACTOR

                  "Subcontractor" shall mean any Person other than EDS that provides Services to Kellwood pursuant to an agreement with EDS. Any EDS Affiliate that provides Services to Kellwood pursuant to such an agreement shall be deemed a Subcontractor.

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

         25.33.   UNDERLYING WORKS

                  "Underlying Works" shall mean all tangible information and developments that: (i) had already been conceived, invented, created, or acquired by EDS or third parties prior to the Signing Date and were not conceived or created for Kellwood's use or benefit in connection with this Agreement; or (ii) were conceived, invented, created, or acquired, by EDS or third parties after the Signing Date, but only to the extent such information and developments do not constitute Work Product hereunder. An Underlying Work includes all intermediate and/or partial versions thereof, including all source code and object code with respect thereto, and all designs, specifications, inventions, discoveries, improvements, materials, program materials, software, flow charts, notes, outlines, lists, compilations, manuscripts, writings, pictorial materials, schematics, other creations, and the like, whether or not patented or patentable or otherwise protectable by law. "EDS Underlying Works" are those conceived, invented, created, or acquired by EDS, rather than by a third party.

         25.34.   WORK ORDER

                  "Work Order" shall mean a request, in the form set forth in Schedule J, for the performance of work that is not being performed at a particular time but that is within the scope of the Services.

         25.35.   WORK PRODUCT

                  "Work Product" shall mean all information, computer programs (and all configurations and set-ups of any such program and all templates reflecting same), and other developments and all intermediate and/or partial versions thereof, including all source code and object code with respect thereto, and all designs, specifications, materials, program materials, software, flow charts, notes, outlines, lists, compilations, manuscripts, writings, pictorial materials, schematics, and the like, provided for the use or benefit of Kellwood in connection with this Agreement, by any EDS or Kellwood personnel or by any other Person engaged by EDS or Kellwood; Notwithstanding the foregoing, Work Product shall not include any EDS Derivatives.

26.      MISCELLANEOUS

         26.1.    ENTIRE AGREEMENT

                  This Agreement, including the Schedules hereto and the assignment referenced in Section 10.1.2, constitutes the entire understanding and agreement between the Parties with respect to the transactions contemplated herein and supersedes all prior or contemporaneous oral or written communications with respect to the subject matter hereof, all of which are merged herein. No usage of trade, or other regular practice or method of dealing between the Parties or others, may be used to modify, interpret, supplement, or alter in any manner the express terms of this Agreement.

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

         26.2.    ORDER OF PRECEDENCE

                  In the event of conflict in substance or impact between the terms and conditions contained in Sections 1 through 25 of this Agreement and any terms and conditions contained in any Schedule or Attachment hereto, the terms and conditions contained in such Sections shall control.

         26.3.    CAPTIONS; REFERENCES; TERMINOLOGY

                  Captions, Tables of Contents, Indices of Definitions, and Schedule titles are used herein for convenience of reference only and may not be used in the construction or interpretation of this Agreement. Any reference herein to a particular Section number (e.g., "Section 2"), shall be deemed a reference to all Sections of this Agreement that bear sub-numbers to the number of the referenced Section (e.g., Sections 2.1, 2.1.1, etc.). Any reference herein to a particular Schedule (e.g., Schedule ___) shall be deemed a reference to the Schedule hereto that bears the same letter. As used herein, the word "including" shall mean "including, but not limited to."

         26.4.    ASSIGNMENT

                  Except for subcontracting permitted under the terms of
Section 24 hereof, neither this Agreement, nor any interest therein, nor any of the rights and obligations of EDS hereunder, may be directly or indirectly assigned, sold, delegated, or otherwise disposed of by EDS, in whole or in part, without the prior written consent of Kellwood, which may be withheld in its sole discretion.

         26.5.    NOTICES TO A PARTY

                  Except as expressly otherwise stated herein, all notices, requests, consents, approvals, or other communications provided for, or given under, this Agreement, shall be in writing and shall be deemed to have been duly given to a Party if delivered personally, or transmitted by facsimile or electronic mail to such Party at its telecopier number or e-mail address set forth below (with the original sent by recognized overnight courier or first-class mail to the Party at its address set forth below), or sent by first class mail or overnight courier to such Party at its address set forth below, or at such other telecopier number or address, as the case may be, as shall have been communicated in writing by such Party to the other Party in accordance with this Section. All notices shall be deemed given when received in the case of personal delivery or delivery by mail or overnight courier, or when sent in the case of transmission by facsimile or electronic mail with a confirmation, if confirmed by copy sent by overnight courier within one (1) day of sending the facsimile.

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

Notices to Kellwood shall be addressed as follows:

                  Kellwood Company
                  Attention: Chief Information Officer
                  600 Kellwood Parkway
                  Chesterfield, Missouri 63017

                           Telecopier No.: (314) 576-3375





with a copy to the attention of Kellwood's General Counsel addressed as follows:

                  Kellwood Company
                  Attention: General Counsel
                  600 Kellwood Parkway
                  Chesterfield, Missouri 63017

                           Telecopier No.: (314) 576-3388

Notices to EDS shall be addressed as follows:

                  Electronic Data Systems Corporation
                  Attention: Midwest Regional President
                  222 West Adams
                  17th Floor
                  Chicago, Illinois 60606

                           Telecopier No.:

with a copy to the attention of EDS' General Counsel at:

                  Electronic Data Systems Corporation
                  Attention: General Counsel
                  5400 Legacy Drive
                  H3-3A-05
                  Plano, Texas 75024-3105

                           Telecopier No.:

         26.6.    AMENDMENTS; WAIVERS

                  Except as expressly provided herein, this Agreement may not be modified, amended, or in any way altered except by a written document duly executed by both of the Parties hereto. No waiver of any provision of this Agreement, nor of any rights or obligations

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

of any Party hereunder, shall be effective unless in writing and signed by the Party waiving compliance, and such waiver shall be effective only in the specific instance, and for the specific purpose, stated in such writing. No waiver of breach of, or default under, any provision of this Agreement shall be deemed a waiver of any other provision, or of any subsequent breach or default of the same provision, of this Agreement.

         26.7.    RELATIONSHIP BETWEEN, AND LEGAL STATUS OF, THE PARTIES

                  This Agreement shall not be construed to deem either Party as a representative, agent, employee, partner, or joint venturer of the other. EDS shall be an independent contractor for the performance under this Agreement. EDS shall not have the authority to enter into any agreement, nor to assume any liability, on behalf of Kellwood, nor to bind or commit Kellwood in any manner, except as provided hereunder. EDS' employees who provide services pursuant to this Agreement or who are located on Kellwood's premises shall remain employees of EDS, and EDS shall have sole responsibility for such employees including responsibility for payment of compensation to such personnel and for injury to them in the course of their employment. EDS shall be responsible for all aspects of labor relations with such employees including their hiring, supervision, evaluation, discipline, firing, wages, benefits, overtime and job and shift assignments, and all other terms and conditions of their employment, and Kellwood shall have no responsibility therefor. EDS shall defend, indemnify, and hold harmless Kellwood Indemnitees from and against any and all Losses based upon or related to a claim that EDS' or its Subcontractors' employees are employees of Kellwood.

         26.8.    SEVERABILITY

                  If any provision of this Agreement is determined to be invalid or unenforceable, that provision shall be deemed stricken and the remainder of this Agreement shall continue in full force and effect insofar as it remains a workable instrument to accomplish the intent and purposes of the Parties; the Parties shall replace the severed provision with the provision that will come closest to reflecting the intention of the Parties underlying the severed provision but that will be valid, legal, and enforceable.

         26.9.    COUNTERPARTS

                  This Agreement may be executed in duplicate counterparts. Each such counterpart, if executed by both Parties, shall be an original and both together shall constitute but one and the same document. This Agreement shall not be deemed executed unless and until at least one counterpart bears the signatures of both Parties' designated signatories.

         26.10.   LAWS AND REGULATIONS

                  This Agreement shall be interpreted under, and governed by, the laws and court decisions of the State of Missouri and the United States of America, without giving effect to the State's principles of conflicts of laws.

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         26.11.   VENUE AND JURISDICTION

                  All actions or proceedings arising out of, or related to, this Agreement shall be brought only in an appropriate federal or State court in the County of St. Louis, Missouri and the Parties hereby consent to the jurisdiction of such courts over themselves and the subject matter of such actions or proceedings. EDS hereby appoints EDS' General Counsel and his or her successors in office to be its agent upon whom any process, in any action or proceeding against it arising out of this Agreement, may be served.

         26.12.   NO THIRD-PARTY BENEFICIARIES

                  This Agreement is an agreement between the Parties and confers no rights upon any of the Parties' employees, agents, or contractors, or upon any other Person.

         26.13.   EXPENSES

                  Each Party shall pay all expenses paid or incurred by it in connection with the planning, negotiation, and consummation of this Agreement, subject to the provisions of Section 12.2.

         26.14.   SURVIVAL

                  The provisions of Sections 9, 10, 12, 13, 14, 16, 17, 18, 19, 20, and 24, and any Sections of this Agreement that by their nature may reasonably be presumed to survive any termination or expiration of this Agreement, shall survive any termination or expiration hereof.

         26.15.   NEITHER PARTY CONSIDERED DRAFTER

                  Despite the possibility that one Party may have prepared the initial draft of this Agreement or played the greater role in the physical preparation of subsequent drafts, the Parties agree that neither of them shall be deemed the drafter of this Agreement and that, in construing this Agreement in case of any claim that any provision hereof may be ambiguous, no such provision shall be construed in favor of one Party on the ground that such provision was drafted by the other.

         26.16.   FINALIZATION OF SCHEDULES

                  The Parties agree that the Schedules attached hereto and incorporated herein by reference are substantially complete. The Parties agree to use their good faith efforts to complete them within 30 days after Contract Signing Date. It is understood and agreed that certain information in the Schedules provided by EDS has not yet been verified by Kellwood. Once the Parties have reached final agreement on this information, the Schedules will be revised appropriately. Although units and unit pricing may be adjusted as a result of the above reviews, the Parties have agreed that the initial annualized price for the Services is $[confidential treatment requested].

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


         The Parties have executed this Agreement as of the 31st day of March 2002.


KELLWOOD COMPANY                          ELECTRONIC DATA SYSTEMS CORPORATION

By: /s/ Hal J. Upbin                      By: /s/ Byrne Mulrooney
                                                  ---------------

Title: Chairman, President and Chief      Title: President, MW Region
Executive Officer

Date: March 31, 2002                      Date: March 31, 2002


                                          EDS INFORMATION SERVICES L.L.C

                                          By: /s/ Byrne Mulrooney

                                          Title: President, MW Region

                                          Date: March 31, 2002


                                          EDS DATA SYSTEMS CORPORATION

                                          By: /s/ Paulett Eberhart

                                          Title: President Information
                                                 Solutions US

                                          Date: March 31, 2002




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


                                                                      SCHEDULE A
                                                                      ----------





                                                  Distributed Computing Services
                                                      Service Level Requirements

Schedule A
                         DISTRIBUTED COMPUTING SERVICES
                           SERVICE LEVEL REQUIREMENTS
================================================================================

                                TABLE OF CONTENTS

1    INTRODUCTION............................................................. 3
     1.1   Distributed Computing Services..................................... 3
           1.1.1      General Responsibilities................................ 3
2    DEFINITION OF SERVICES................................................... 4
     2.1   Distributed Computing Services..................................... 4
           2.1.1      Desktop Services........................................ 4
           2.1.2      Storage Services........................................ 4
           2.1.3      Desktop Applications Services........................... 4
           2.1.4      Intranet/Internet Services.............................. 4
           2.1.5      LAN Services............................................ 4
     2.2   Distributed Computing Support Services............................. 5
           2.2.1      Planning and Analysis................................... 5
           2.2.2      Requirements Definition................................. 5
           2.2.3      Design Specification.................................... 5
           2.2.4      Procurement Services.................................... 6
           2.2.5      Construction/Development................................ 6
           2.2.6      Integration and Testing................................. 6
           2.2.7      Implementation and Migration............................ 7
           2.2.8      Operations and Administration........................... 7
           2.2.9      Maintenance............................................. 8
           2.2.10     Technical Support....................................... 9
           2.2.11     Monitoring and reporting................................ 9
           2.2.12     Configuration Management/Change Control................. 9
           2.2.13     Training Support........................................ 9
           2.2.14     Documentation........................................... 9
           2.2.15     Refreshment and Replenishment........................... 9
3    SERVICE ENVIRONMENT......................................................10
     3.1   Equipment and Software.............................................10
     3.2   Facilities and Locations...........................................10
     3.3   Policies, Procedures and Standards.................................10
     3.4   Agreements and Licenses............................................10
     3.5   Work-In-Progress...................................................10
4    SERVICE LEVELS...........................................................11
     4.1   Objectives.........................................................11
     4.2   Definitions........................................................11
     4.3   Service Levels - Years 1 & 2.......................................13
     4.4   Disaster Recovery and Backup Restoration...........................20
           4.4.1      Disaster Recovery.......................................20
           4.4.2      Backup and Restoration..................................20
5    ROLES AND RESPONSIBILITIES...............................................21
6    SERVICE UTILIZATION......................................................28
     6.1   Devices............................................................28
     6.2   Types of Products..................................................28
7    PRICING REQUIREMENTS.....................................................28

ATTACHMENT A - SERVERS AND THEIR CONFIGURATION................................30

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Schedule A
                         DISTRIBUTED COMPUTING SERVICES
                           SERVICE LEVEL REQUIREMENTS
================================================================================

ATTACHMENT D - BUSINESS ESSENTIAL SOFTWARE....................................32
ATTACHMENT H - WORK IN PROGRESS...............................................50




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Schedule A
                         DISTRIBUTED COMPUTING SERVICES
                           SERVICE LEVEL REQUIREMENTS
================================================================================

1    INTRODUCTION

     This service level agreement provides a description of the distributed computing service area, the environment, service level requirements (SLRs), and roles and responsibilities for the provision of products and services in support of Kellwood.

     1.1  DISTRIBUTED COMPUTING SERVICES

          Distributed Computing, as provided to the desktop/end user, is defined as the local information technology (IT) hardware and software resources that connect to the computer system or local area network that supports individual and collective use in the business environment.

          Distributed Computing hardware resources include networked and non-networked (standalone or isolated networked machines) personal computer (PC) systems (e.g., desktop, tower, workstation and laptop computers), servers (e.g., file, print, communications, mail, license, etc.) and peripheral devices (e.g., PDAs, printers, scanners, plotters, facsimile machines, compact disc (CD) jukeboxes, media libraries, uninterruptible power supplies (UPS), etc.).

          Distributed Computing software includes network operating systems
          (NOS), PC operating systems, office automation applications, software suites, electronic mail and messaging and utilities that provide functionality to the above mentioned hardware resources.

          Distributed Computing LAN services include activities associated with the provision of LAN communications, including all network traffic originating from desktop devices, file and print servers, application servers, database servers, peripherals, firewalls/routers, other network devices and other user premise devices. The LAN ends at the interface to the network device and extends up to the router interface.

          1.1.1    GENERAL RESPONSIBILITIES

                   The following are general responsibilities that, pursuant to other Kellwood guidelines, EDS shall be responsible for:

                   a. Providing the services, defined in Section 2, covering the service environment described in Section 3, at the service levels prescribed in Section 4. EDS and Kellwood are respectively responsible for performing the roles and responsibilities defined in more detail in
                        Section 5.

                   b. Providing the distributed computing services as defined in this SLA document as of the commencement date.

                   c. Complying with Kellwood policies, regulations and standards applicable to Kellwood for information, information systems, personnel, and physical and technical security.

                   d. Conforming to changes in laws, regulations, and policies. Major changes shall be proposed on an Initiative basis to alter the environment to conform to the new requirements.

                   e. Reporting performance against service level requirements.

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Schedule A
                         DISTRIBUTED COMPUTING SERVICES
                           SERVICE LEVEL REQUIREMENTS
================================================================================

                   f. Coordinating all changes to the Information Technology Infrastructure that may affect the service levels of any other service area with Kellwood IT Management.

2    DEFINITION OF SERVICES

     The following sections prescribe the major services provided under this Agreement.

     2.1  DISTRIBUTED COMPUTING SERVICES

          The following section identifies the distributed computing capabilities required by end users.

          2.1.1    DESKTOP SERVICES

                   Desktop Services are the support services necessary to permit Kellwood's end users to access and utilize the distributed computing hardware, distributed computing software and distributed computing peripherals to perform routine business functions, such as word processing and sending and receiving email messages

          2.1.2    STORAGE SERVICES

                   Storage services are the IT resources necessary to meet user requirements for storing non-shared and shared information on file and print servers at the Kellwood service locations identified in SCHEDULE R.

          2.1.3    DESKTOP APPLICATIONS SERVICES

                   The desktop applications services are the IT resources which are necessary to make available to Kellwood's end users the distributed computing software required to perform their business functions. Included are personal productivity and office applications services (in accordance with Kellwood policies), including electronic mail (e-mail), and the basic IT resources necessary to meet the user requirement for performing typical office and business functions using commercially developed applications and office suites.

          2.1.4    INTRANET/INTERNET SERVICES

                   Intranet / Internet services are the IT resources which are necessary to provide access to Kellwood's intranet and the Internet including firewall, DMZ and security management services. Protection for Internet access is provided by firewalls.

          2.1.5    LAN SERVICES

                   LAN Services are defined as the activities associated with the provision of LAN communications, including all network traffic originating from desktop devices, file and print servers, application servers, database servers, peripherals, firewalls/routers, other network devices and other user premise devices. The LAN ends at the interface to the network device and extends up to the router interface.

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Schedule A
                         DISTRIBUTED COMPUTING SERVICES
                           SERVICE LEVEL REQUIREMENTS
================================================================================

     2.2  DISTRIBUTED COMPUTING SUPPORT SERVICES

          Distributed computing support services are defined as all life-cycle activities associated with the provision of the Services defined in the previous section. It is important Kellwood and EDS agree to the scope of these support services to clarify the breadth of the primary services in Section 2.1. Support services include:

          2.2.1    PLANNING AND ANALYSIS

                   Planning and analysis services include the research of new technical trends, products and services, such as hardware components and system software that offer opportunities to improve the efficiency and effectiveness of the technical distributed computing infrastructure. It is also critical for the proactive mitigation of vulnerabilities. Such activities include:

                   a. Investigating and documenting new products and services, such as hardware components and system software

                   b. Performing operational planning for capacity and performance purposes

                   c. Conducting feasibility studies for the implementation of new technologies, as mutually agreed

                   d.   Performing routine day-to-day management and estimation

                   e. Participating in regular technical and business planning sessions to establish standards, architecture and project initiatives

                   f. Participating in security planning and analysis (including risk analysis) of new technologies

                   g.   Conducting semi-annual technical reviews

                   h. Conducting semi-annual workshops on industry trends and best practices

                   i. Planning for disaster recovery in accordance with the policies listed in Schedule K.

                   j. Conducting security planning in accordance with the policies listed in Schedule K.

          2.2.2    REQUIREMENTS DEFINITION

                   EDS will provide requirements definition services. These services include activities associated with the assessment of user needs and requirements that are used to determine technical design. Such activities include:

                   a.   Conducting interviews, group workshops and surveys

                   b.   Meeting with requirements groups and representatives

          2.2.3    DESIGN SPECIFICATION

                   EDS will provide design specification services. These services include the activities and deliverables that translate user requirements into detailed technical system specifications. Such activities include obtaining Kellwood oversight and approval through coordination with the appropriate architectural or technical oversight authority.

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Schedule A
                         DISTRIBUTED COMPUTING SERVICES
                           SERVICE LEVEL REQUIREMENTS
================================================================================

          2.2.4    PROCUREMENT SERVICES

                   Acquisition services are the activities associated with the RFP development, evaluation, selection, and acquisition of new and upgraded hardware and software. Such activities include:

                   a.   Developing and issuing requests for proposals

                   b.   Rating Provider proposals

                   c. Maintaining a catalog of standard equipment and pricing on Lotus Notes

                   d.   Coordinating delivery

                   e. Ensuring compliance with established Kellwood IT standards and architectures

                   f.   Coordinating activities with the Help Desk

                   g.   Adhering to Kellwood acceptance processes

          2.2.5    CONSTRUCTION/DEVELOPMENT

                   EDS will provide construction and/or development services. These services include the activities associated with the construction and/or development of technical infrastructure tools and utilities that enhance custom or third-party software solutions operating in the distributed computing environment. Such services include:

                   a. Creating standard Kellwood Desktop/End-User Device profiles

                   b. Developing, implementing and maintaining scripts to automate standard Kellwood Desktop/End-User Device processes

                   c. Developing, implementing, and maintaining macro programs for Kellwood standard Desktop/End-User Device applications and processes

          2.2.6    INTEGRATION AND TESTING

                   Integration and testing services are the activities that ensure that all infrastructure components that are configured with or added to the distributed computing environment work properly together in the Kellwood IT infrastructure as a cohesive system. In addition, EDS must ensure that the system performs all of the intended functions. Application services associated with the integration of custom or third-party application software to address a specific business function or process are not included in the scope of these services. Integration and testing services include:

                   a.   Performing integration and in-house development tests

                   b.   Staging systems before implementation

                   c. Performing modifications and performance enhancement adjustments to system software and utilities as a result of changes to architectural standards

                   d. Managing the distributed computing integration test environment

                   e.   Conducting configuration management and change control

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Schedule A
                         DISTRIBUTED COMPUTING SERVICES
                           SERVICE LEVEL REQUIREMENTS
================================================================================

          2.2.7    IMPLEMENTATION AND MIGRATION

                   Implementation services are the activities associated with the installation of replacements and/or routine upgrades within the scope of Vendor's software and other maintenance agreements then in effect to the distributed computing Hardware and distributed computing Software. Such activities include:

                   a. Performing distributed computing upgrades as a result of new and enhanced applications and architectures,

                   b.   Installing new or enhanced functions or features

                   c. Installing new or enhanced hardware, software, peripherals and configurations

                   d. Installing new or enhanced networking hardware, software, peripherals, and configurations, including network interface cards

                   e. Performing data migration, by either electronic or manual methods

                   f.   Supporting test to production turnover implementation

                   g. Installing wiring and cabling for networking devices. Some wiring and cabling is included in the base price, such as individual users, but larger efforts will be on an Initiative basis.

                   h. Conducting pre-installation site audits for customizing, moving, installation or removing of devices
                   Implementation activities associated with the installation of non-routine upgrades will be performed as mutually agreed upon. Implementation of additional File and Print, Internet or Notes servers is considered to be routine.

          2.2.8    OPERATIONS AND ADMINISTRATION

                   Operations and administration services are the activities associated with the provisioning and day-to-day management of the installed systems and software environment. Such activities include:

                   a. Operations for centralized and remote workstations, laptop computers and servers, including:

                        i. Providing data backup and recovery for personal and organizational data stores residing on file servers, with and without end-user involvement

                        ii. Providing controls and access for centralized distributed computing input and output resources, such as scanners and printers, in accordance with Kellwood's access policies

                        iii. Providing access to the distributed computing
                             software exclusive of EDS-developed applications using those products

                        iv. Providing a common suite of centralized workstation tools that will allow users to produce, communicate and function within Kellwood's systems environment

                        v. Performing and supporting distributed computing hardware and distributed computing software moves, adds, changes, installations, re-installations (IMAC's), updates and downloads

                        vi. Assist Kellwood with the implementation of data and applications associated with the distributed computing software that is necessary

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Schedule A
                         DISTRIBUTED COMPUTING SERVICES
                           SERVICE LEVEL REQUIREMENTS
================================================================================

                             due to any distributed computing hardware or distributed computing software moves, adds, changes, installations and re-installations

                        vii. Providing resource and information security
                             services and support (e.g., intrusion prevention and detection anti-virus protection, etc.) in accordance with Kellwood's security policies.

                   b.   Administration activities include:

                        i.   Managing user, group, and computer accounts

                        ii.  Providing usage accountability, i.e.,
                             "charge-back," to users of resources and services, as defined by Kellwood

                        iii. Providing hardware and software asset management,
                             including inventory management, support for centralized and regional warranty and license management, configuration control of workstation and network applications to include automatic electronic distribution of changes, modifications and version updates of supported applications, (i.e., applications distribution) and hardware/software redeployment, decommissioning and donations.

                        iv. Monitoring and documenting physical (e.g., equipment) and logical (e.g., IP address) moves, adds, changes, installations and re-installations, in accordance with Vendor's change management procedures

          2.2.9    MAINTENANCE

                   Maintenance services are the activities associated with the maintenance and repair of hardware and software, to include "break-and-fix" services for the Kellwood locations identified on Schedule R.

                   Installed platform and product version levels are not to be more than one version behind the current commercial release, unless otherwise authorized by the Kellwood Representative. This includes any open source, commercial product patch, "bug fix," service pack installation or upgrades to the current installed version.

                   Activities include:

                   a. Dispatching repair technicians to the point-of-service location, where necessary

                   b. Performing diagnostics on distributed computing hardware and software

                   c. Installing manufacturer field change orders, service packs, firmware and software maintenance releases, BIOS upgrades, etc. and documenting these changes

                   d. Software distribution and version control, both electronic and manual

                   e. Replacement of defective parts and systems, including for preventative maintenance as prudent

                   f. Maintenance and parts management and monitoring during warranty and off-warranty periods

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Schedule A
                         DISTRIBUTED COMPUTING SERVICES
                           SERVICE LEVEL REQUIREMENTS
================================================================================

          2.2.10   TECHNICAL SUPPORT

                   Technical support services are the activities associated with the tuning of system software and utilities for optimal performance. Also included is technical assistance for the Help Desk, support for end users, other IT professionals, external entities using Kellwood IT services and Kellwood field locations.

          2.2.11   MONITORING AND REPORTING

                   Monitoring and reporting services are the activities associated with ongoing health checks, status reporting and problem management (ongoing surveillance, tracking, escalation, resolution and tracking of problems) of distributed computing services, including the LAN. Problem management activities described within this document require EDS to coordinate activities with the Help Desk. In addition, EDS is responsible for publishing reports on actual service level performance.

          2.2.12   CONFIGURATION MANAGEMENT/CHANGE CONTROL

                   Configuration management/change control activities include all the life-cycle services required to appropriately manage and document changes (e.g., version control, profiles, security plans, etc.) to the existing distributed computing environment.

          2.2.13   TRAINING SUPPORT

                   Training support services are the activities associated with providing distributed computing support, as described in the previous sections, for classrooms, labs and electronic training delivery. Also included is providing initial end-user training on new and current products and services and improving "how-to-use" skills related to systems, information systems security, and applications. Formal training may be provided on an Initiative basis.

          2.2.14   DOCUMENTATION

                   Documentation services are the activities associated with developing, revising, maintaining, reproducing, and making available information electronically, such as via the intranet, etc. The types of documents include:

                   a. System specifications and documentation, end-user profiles

                   b.   End-user documentation

                   c.   Self-help resources

                   d.   Site and system security plans

                   e.   Standard operating procedures.

          2.2.15   REFRESHMENT AND REPLENISHMENT

                   Refreshment and replenishment are the activities associated with modernizing the IT infrastructure on a continual basis. This includes planning and management of the processes and rapid infusion and refreshment of IT skills.

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Schedule A
                         DISTRIBUTED COMPUTING SERVICES
                           SERVICE LEVEL REQUIREMENTS
================================================================================

3    SERVICE ENVIRONMENT

     This section describes the scope of the distributed computing Services described in Section 2. This includes distributed computing hardware and software, facilities and locations, personnel, policies and procedures, licenses and agreements, and work-in-progress. Schedules and attachments are associated with each section to allow for quarterly updates and changes.

     3.1  EQUIPMENT AND SOFTWARE

          All hardware and software used for the provision of the distributed computing services described in this document that are installed, on-order, or used by Kellwood as of the commencement date, are included in the Service Level Agreement.

          All devices prescribed under the purview of distributed computing services hardware and software will meet the minimal configuration, performance, information system security, and standardization requirements as defined by the Kellwood Representative.

          A list of equipment and software assets can be found in Schedules L, M and T and Attachment A.

     3.2  FACILITIES AND LOCATIONS

          The Kellwood locations that are included in the scope of the document are listed in Schedule R.

     3.3  POLICIES, PROCEDURES AND STANDARDS

          EDS is responsible for complying with Kellwood policies, directives, regulations, procedures and standards, including governance standards. See Schedule K.

     3.4  AGREEMENTS AND LICENSES

          Kellwood currently has agreements and licenses with a number of existing Providers to provide some of the services defined in the scope of this document. These Providers are responsible for all work under these contracts at the service levels prescribed in the contracts. A listing of existing agreements is contained in Schedule M.

     3.5  WORK-IN-PROGRESS

          Kellwood currently has a number of projects and Initiatives in progress that are included in the scope of this document and are the responsibility of EDS to complete within the time frames specified by Kellwood. A list of these projects is provided in Attachment H.

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Schedule A
                         DISTRIBUTED COMPUTING SERVICES
                           SERVICE LEVEL REQUIREMENTS
================================================================================

4    SERVICE LEVELS

     4.1  OBJECTIVES

          A key objective of Kellwood's decision to outsource IT services is to attain required service levels. The desired service levels are detailed in the following sections.

     4.2  DEFINITIONS

          TARGET TIME - is the desired level of service Kellwood is seeking for that particular service level metric.

          SCHEDULE TIME - The time during which service is to be operational as designated in the applicable service level requirement table.

          PERFORMANCE REQUIREMENT - the percentage of time or instances that the target service level requirement must be met.

          WEIGHTING FACTOR % - "Weighting Factor" means, for any MASL, or Critical Milestone, the factor that is applied to the At-Risk Amount for purposes of calculating the Service Level Fee Reductions in the event of any Failure during a given Measurement Interval. The Weighting Factor for each MASL and each Critical Milestone is set forth in Schedule G. The total of the Weighting Factors (i) for Contract Year 1, is (confidential treatment requested); (ii) for Contract Year 2, is (confidential treatment requested); and (iii) for each of Contract Years 3-5, shall not exceed (confidential treatment requested).

          MEASUREMENT INTERVAL - the period of time performance will be calculated. This takes into consideration the impact of continuous outage. For example, a monthly measurement interval for a 99% Minimum Performance for a 7x24 system with 8 hours of weekly planned downtime would allow 6.4 hours of a continuous outage with no other outages during the month. A weekly interval would only allow 1.6 hours of a continuous outage.

          YEAR 1, YEAR 2 - refers to the first two annual periods of the contract.

          BUSINESS DAY - 12 hours in duration, 0700 - 1900 local time.

          WEEK - a week is 7 days, or 5 business days, excluding company holidays. If a trouble incident is reported at 1430 hours and the hours of operation for the services or system are from 0730 to 1430, then the problem can be repaired during the next business day. If the hours of operation are 0000 - 2400, then the problem should be corrected within the agreed time to repair.

          SCHEDULE - All references to schedule (e.g., 0730 hours) in the SLR tables are local time for the point of service.

          AVAILABILITY - The percentage of time the service is fully operational. Availability represents a measure of the fraction of time during a defined period when the service provided is deemed to be better than the defined Quality of Service (QoS) threshold .

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Schedule A
                         DISTRIBUTED COMPUTING SERVICES
                           SERVICE LEVEL REQUIREMENTS
================================================================================

                  Availability (%) = 100% - Unavailability (%)
                       Where Unavailability is defined as:

                         (SIGMA) Outage Duration x 100%
                         ------------------------------
                         Schedule Time - Planned Outage

          USER ACCOUNT: (Install, move, add or change)--Completion of one or more steps necessary to establish or modify an account for a user, to include:

          .   (Re)set up user login environment

          .   (Re)set up home directory and shared directory access

          .   (Re)set up e-mail access

          .   (Re)set up permissions.

          Note: User account administration is also included in the Help Desk
          SLA.

          INCIDENT - A single support issue, typically denoted by a request for service or identification of a problem.

          INCIDENT SEVERITY LEVELS FOR LAN FILE AND PRINT SERVERS

                  SEVERE - System or primary function inoperable, multiple users affected

                  MAJOR - Major feature/function not operating, not operating correctly or operating with significant performance degradation ("how to" use not included in this distributed computing Statement of Work)

                  MINOR - Cosmetic feature change ("how to" use not included in this Distributed computing Statement of Work)

          INCIDENT SEVERITY LEVELS FOR DESKTOP

                  SEVERE - The desktop is completely inoperable

                  MAJOR - One or more applications on the desktop are not functioning

                  MINOR - Cosmetic feature issue, slow desktop response time or other similar problem

          INCIDENT RESOLUTION TIME - The time elapsed from the initiation of a ticket until service is restored. EDS will put tickets in a pending status upon resolution until confirmation from the end user is received that the ticket should be closed or five business days have passed from the time the user was asked to verify closure of the ticket. Upon either positive confirmation of closure from the user or the passage of five business days, the ticket will be considered closed. If the user indicates the issue was not resolved, then the ticket will be put back in open status.

          RESPONSE TIME - Duration between when a request for service or problem resolution is reported to the help desk initiating a ticket and a support technician or engineer provides initial feedback to the customer via telephone, voicemail or e-mail.

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Schedule A
                         DISTRIBUTED COMPUTING SERVICES
                           SERVICE LEVEL REQUIREMENTS
================================================================================

     4.3  SERVICE LEVELS - YEARS 1 & 2

          The following minimum service levels are required at contract commencement. On the 13th month (Year 2), EDS will deliver the IT services at improved service levels where described.

---------------------------------------------------------------------------------------------------------------------
 Availability                                    Year 1                                     Year 2
                                           Quality of Service                         Quality of Service
---------------------------------------------------------------------------------------------------------------------
                   Measure
---------------------------------------------------------------------------------------------------------------------
Desktop/        Schedule Time                12x5                                       12x5
Laptop Support
Availability                                 (NY City
                                             business day
                                             is 0800 - 1900
                                             local time due
                                             to bldg. access)
---------------------------------------------------------------------------------------------------------------------
                Performance                  (confidential                              (confidential
                Requirement                  treatment                                  treatment
                                             requested)                                 requested)
---------------------------------------------------------------------------------------------------------------------
                Weighting                    (confidential                              TBD
                Factor %                     treatment
                                             requested)
---------------------------------------------------------------------------------------------------------------------
                Measurement                  Measure                                    Measure
                Interval                     Weekly,                                    Weekly,
                                             Report                                     Report
                                             Monthly                                    Monthly
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
LAN File &      Schedule Time                24x7                                       24x7
Print Server                                 (Excluding                                 (Excluding
Availability                                 maintenance)                               maintenance)

---------------------------------------------------------------------------------------------------------------------
                Performance                  (confidential                              (confidential
                Requirement                  treatment                                  treatment
                                             requested)                                 requested)
---------------------------------------------------------------------------------------------------------------------
                Weighting                    (confidential                              TBD
                Factor %                     treatment
                                             requested)
---------------------------------------------------------------------------------------------------------------------
                Measurement                  Measure                                    Measure
                Interval                     Weekly,                                    Weekly,
                                             Report                                     Report
                                             Monthly                                    Monthly
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

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Schedule A
                         DISTRIBUTED COMPUTING SERVICES
                           SERVICE LEVEL REQUIREMENTS
================================================================================


---------------------------------------------------------------------------------------------------------------------
 Availability                                    Year 1                                     Year 2
                                           Quality of Service                         Quality of Service
---------------------------------------------------------------------------------------------------------------------
                   Measure
---------------------------------------------------------------------------------------------------------------------
Peripherals     Schedule                     24x7                                       24x7
                Time                         (Excluding                                 (Excluding
                                             maintenance)                               maintenance)
---------------------------------------------------------------------------------------------------------------------
                Performance                  (confidential                              (confidential
                Requirement                  treatment                                  treatment
                                             requested)                                 requested)
---------------------------------------------------------------------------------------------------------------------
                Weighting                    (confidential                              TBD
                Factor %                     treatment
                                             requested)
---------------------------------------------------------------------------------------------------------------------
                Measurement                  Measure                                    Measure
                Interval                     Weekly,                                    Weekly,
                                             Report                                     Report
                                             Monthly                                    Monthly
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
LAN             Schedule                     24x7                                       24x7
Availability    Time                        (Excluding                                  (Excluding
                                             maintenance)                               maintenance)
---------------------------------------------------------------------------------------------------------------------
                Performance                  (confidential                              (confidential
                Requirement                  treatment                                  treatment
                                             requested)                                 requested)
---------------------------------------------------------------------------------------------------------------------
                Weighting                    (confidential                              TBD
                Factor %                     treatment
                                             requested)
---------------------------------------------------------------------------------------------------------------------
                Measurement                  Measure                                    Measure
                Interval                     Weekly,                                    Weekly,
                                             Report                                     Report
                                             Monthly                                    Monthly
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Distributed Computing SLA            Page 14

Schedule A
                         DISTRIBUTED COMPUTING SERVICES
                           SERVICE LEVEL REQUIREMENTS
================================================================================


-------------------------------------------------------------------------------------------------------------------------------
     Imac                                           Year 1                                         Year 2
                                              Quality of Service                             Quality of Service
-------------------------------------------------------------------------------------------------------------------------------
                    Measure
-------------------------------------------------------------------------------------------------------------------------------
IMAC (Desktop)                                  Completed                                      Completed
                                                within                                         within
1 to 5          Target Time                     (confidential                                  (confidential
                                                treatment                                      treatment
                                                requested)                                     requested)
                                                business days                                  business days
----------------                -----------------------------------------------------------------------------------------------
                                                Completed                                      Completed
6 to 20                                         within                                         within
                                                (confidential                                  (confidential
                                                treatment                                      treatment
                                                requested)                                     requested)
                                                Business days                                  business days
-------------------------------------------------------------------------------------------------------------------------------
(greater than) 20                               Case by case                                   Case by case
                                                project                                        project
-------------------------------------------------------------------------------------------------------------------------------
                Performance                     (confidential                                  (confidential
                Requirement                     treatment                                      treatment
                                                requested)                                     requested)
-------------------------------------------------------------------------------------------------------------------------------
                Weighting                       (confidential                                  TBD
                Factor %                        treatment
                                                requested)
-------------------------------------------------------------------------------------------------------------------------------
                Measurement                     Measure                                        Measure
                Interval                        Monthly,                                       Monthly,
                                                Report                                         Report
                                                Monthly                                        Monthly
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
IMAC w/Date                                     Completed                                      Completed
Requirement (5                                  on date                                        on date
business days   Target Time                     requested                                      requested
notice
required)
-------------------------------------------------------------------------------------------------------------------------------
                Performance                     (confidential                                  (confidential
                Requirement                     treatment                                      treatment
                                                requested)                                     requested)
-------------------------------------------------------------------------------------------------------------------------------
                Weighting                       (confidential                                  TBD
                Factor %                        treatment
                                                requested)
-------------------------------------------------------------------------------------------------------------------------------
                Measurement                     Measure                                        Measure
                Interval                        Monthly,                                       Monthly,
                                                Report                                         Report
                                                Monthly                                        Monthly
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
IMAC (Server)                                   Completed                                      Completed
                                                within                                         within
1 to 3          Target Time                     (confidential                                  (confidential
                                                treatment                                      treatment
                                                requested)                                     requested)
                                                business days                                  business days
----------------                -----------------------------------------------------------------------------------------------
(greater than) 3                                Case by case                                   Case by case
                                                project                                        project


--------------------------------------------------------------------------------
Distributed Computing SLA            Page 15

Schedule A
                         DISTRIBUTED COMPUTING SERVICES
                           SERVICE LEVEL REQUIREMENTS
================================================================================


-----------------------------------------------------------------------------------------------------------------------------------
                Performance                     (confidential                                       (confidential
                Requirement                     treatment                                           treatment
                                                requested)                                          requested)
-----------------------------------------------------------------------------------------------------------------------------------
                Weighting                       (confidential                                       TBD
                Factor %                        treatment
                                                requested)
-----------------------------------------------------------------------------------------------------------------------------------
                Measurement                     Measure                                             Measure
                Interval                        Monthly,                                            Monthly,
                                                Report                                              Report
                                                Monthly                                             Monthly
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
DESKTOP                                              YEAR 1                                           YEAR 2
INCIDENT                                        QUALITY OF SERVICE                              QUALITY OF SERVICE
RESOLUTION

Resolution      Target Time                         (confidential                                   (confidential
Time*                                               treatment                                       treatment
                                                    requested)                                      requested)
                                                    hours                                           hours
-----------------------------------------------------------------------------------------------------------------------------------
                Performance                         (confidential                                   (confidential
                Requirement                         treatment                                       treatment
                                                    requested)                                      requested)
                                                    (HW per                                         (HW per
                                                     warranty)                                      warranty)
-----------------------------------------------------------------------------------------------------------------------------------
                Weighting                           (confidential                                   TBD
                Factor %                            treatment
                                                    requested)
-----------------------------------------------------------------------------------------------------------------------------------
                Measurement                         Measure                                         Measure
                Interval                            Monthly,                                        Monthly,
                                                    Report                                          Report
                                                    Monthly                                         Monthly
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Resolution Time -                    SEVERE           MAJOR          MINOR            SEVERE           MAJOR           MINOR
SEVERITY LEVEL                    (Includes VIP
                                scheduled events
                                  and requests)
-----------------------------------------------------------------------------------------------------------------------------------
                Target          (confidential       (confidential  (confidential    (confidential   (confidential   (confidential
                Resolution      treatment           treatment      treatment        treatment       treatment       treatment
                Time            requested)          requested)     requested)       requested)      requested)      requested)
                                hours               hours          business day     hours           hours           business day
-----------------------------------------------------------------------------------------------------------------------------------
                Target          (confidential       (confidential  (confidential    (confidential   (confidential   (confidential
                Response        treatment           treatment      treatment        treatment       treatment       treatment
                Time            requested)          requested)     requested)       requested)      requested)      requested) day
                                min                 min            day              min             min
-----------------------------------------------------------------------------------------------------------------------------------
                Performance     (confidential       (confidential  (confidential    (confidential   (confidential   (confidential
                Requirement     treatment           treatment      treatment        treatment       treatment       treatment
                                requested)          requested)     requested)       requested)      requested)      requested)
-----------------------------------------------------------------------------------------------------------------------------------
                Weighting       (confidential       (confidential  (confidential    TBD             TBD             TBD
                Factor %        treatment           treatment      treatment
                                requested)          requested)     requested)
-----------------------------------------------------------------------------------------------------------------------------------
                Measurement     Measure Monthly,    Measure        Measure          Measure         Measure         Measure
                Interval        Report Monthly      Monthly,       Monthly,         Monthly,        Monthly,        Monthly,
                                                    Report         Report           Report          Report          Report
                                                    Monthly        Monthly          Monthly         Monthly         Monthly
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------


Note: Time to Repair is prioritized by both user/device classes - and the severity level of the problem - severe, major, minor.

* - Kellwood is financially responsible for personal computer system repairs not under warranty.


--------------------------------------------------------------------------------
Distributed Computing SLA            Page 16

Schedule A
                         DISTRIBUTED COMPUTING SERVICES
                           SERVICE LEVEL REQUIREMENTS
================================================================================

----------------------------------------------------------------------------------------------------------------------------------
      SERVER                                            YEAR 1                                         YEAR 2
     INCIDENT                                     Quality of Service                             Quality of Service
   RESOLUTION --
----------------------------------------------------------------------------------------------------------------------------------
                        MEASURE
----------------------------------------------------------------------------------------------------------------------------------

LAN File & Print    Target Time to                 (confidential                                  (confidential
Servers                 repair                       treatment                                      treatment
                                                     requested)                                     requested)
                                                       hours                                          hours
                                                      (NY City
                                                    business day
                                                     is 0800 -
                                                     1900 local
                                                    time due to
                                                   bldg. access)

----------------------------------------------------------------------------------------------------------------------------------
                    Performance                    (confidential                                  (confidential
                    Requirement                      treatment                                      treatment
                                                     requested)                                     requested)
                    --------------------------------------------------------------------------------------------------------------
                    Weighting                      (confidential                                       TBD
                    Factor %                         treatment
                                                     requested)
                    --------------------------------------------------------------------------------------------------------------
                    Measurement                       Measure                                        Measure
                    Interval                          Monthly,                                       Monthly,
                                                   Report Monthly                                 Report Monthly
                    --------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Resolution Time -                       SEVERE         MAJOR           MINOR           SEVERE         MAJOR           MINOR
SEVERITY LEVEL
----------------------------------------------------------------------------------------------------------------------------------

                    Target Time     (confidential  (confidential   (confidential   (confidential  (confidential   (confidential
                                      treatment      treatment       treatment       treatment      treatment       treatment
                                      requested)     requested)      requested)      requested)     requested)      requested)
                                        hours          hours        business day       hours          hours        business day
                    --------------------------------------------------------------------------------------------------------------
                    Target          (confidential  (confidential   (confidential   (confidential  (confidential   (confidential
                    response time     treatment      treatment       treatment       treatment      treatment       treatment
                                      requested)     requested)      requested)      requested)     requested)      requested)
                                       minutes        minutes       business day      minutes        minutes       business day
                    --------------------------------------------------------------------------------------------------------------
                    Performance     (confidential  (confidential   (confidential   (confidential  (confidential   (confidential
                    Requirement       treatment      treatment       treatment       treatment      treatment       treatment
                                      requested)     requested)      requested)      requested)     requested)      requested)
                    --------------------------------------------------------------------------------------------------------------
                    Weighting       (confidential  (confidential   (confidential        TBD            TBD             TBD
                    Factor %          treatment      treatment       treatment
                                      requested)     requested)      requested)
                    --------------------------------------------------------------------------------------------------------------
                    Measurement        Measure        Measure         Measure         Measure        Measure         Measure
                    Interval           Monthly,       Monthly,        Monthly,        Monthly,       Monthly,        Monthly,
                                    Report Monthly Report Monthly  Report Monthly  Report Monthly Report Monthly  Report Monthly
                    --------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
LAN File &          Target scope    Provide reporting on CPU, memory and DASD      Provide reporting on CPU, memory and DASD
Print Servers       and time        utilization. Escalate with recommendations     utilization. Escalate with recommendations
monitoring and                      within 24 hours according to documented        within 24 hours according to documented
reporting                           procedures when CPU utilization hits 95%       procedures when CPU utilization hits
                                    over 2 hours, DASD utilization exceeds         95% over 2 hours, DASD utilization exceeds
                                    85%, or average memory utilization hits 95%    85%, or average memory utilization hits 95%
                                    over 2 hours for a given server                over 2 hours for a given server
----------------------------------------------------------------------------------------------------------------------------------
                    Performance           (confidential treatment requested)             (confidential treatment requested)
                    Requirement
                    --------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Distributed Computing SLA            Page 17

Schedule A
                         DISTRIBUTED COMPUTING SERVICES
                           SERVICE LEVEL REQUIREMENTS
================================================================================




                    Weighting             (confidential treatment requested)                            TBD
                    Factor %
                    --------------------------------------------------------------------------------------------------------------
                    Measurement           Measure Quarterly, Report Monthly              Measure Quarterly, Report Monthly
                    Interval
                    --------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Note: Time to Repair is prioritized by both user/device classes and severity level of the problem - severe, major, minor.

--------------------------------------------------------------------------------
Distributed Computing SLA            Page 18

Schedule A
                         DISTRIBUTED COMPUTING SERVICES
                           SERVICE LEVEL REQUIREMENTS
================================================================================

---------------------------------------------------------------------------------------------------------------------
                                                      YEAR 1                                 YEAR 2
    TECHNOLOGY                                  QUALITY OF SERVICE                     QUALITY OF SERVICE
      REFRESH            MEASURE
---------------------------------------------------------------------------------------------------------------------
Refresh for         Target Population   (confidential treatment requested)   (confidential treatment requested) per
workstations                                         per Year                                 Year
---------------------------------------------------------------------------------------------------------------------
                    Performance         (confidential treatment requested)     (confidential treatment requested)
                    Requirement
                    -------------------------------------------------------------------------------------------------
                    Weighting Factor    (confidential treatment requested)                     TBD
                    %
                    -------------------------------------------------------------------------------------------------
                       Measurement       Measure Monthly, Report Monthly         Measure Monthly, Report Monthly
                        Interval
                    -------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Refresh for NT      Target Population   (confidential treatment requested)   (confidential treatment requested) per
servers                                              per Year                                 Year
                                         (This is an aggregate percentage       (This is an aggregate percentage
                                         between the Distributed SLA and         between the Distributed SLA and
                                                 Enterprise SLA)                         Enterprise SLA)
---------------------------------------------------------------------------------------------------------------------
                    Performance         (confidential treatment requested)     (confidential treatment requested)
                    Requirement
                    -------------------------------------------------------------------------------------------------
                    Weighting Factor    (confidential treatment requested)                     TBD
                    %
                    -------------------------------------------------------------------------------------------------
                       Measurement      Measure Quarterly, Report Monthly       Measure Quarterly, Report Monthly
                        Interval
                    -------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Upgrade standard       Target Time    Within (confidential treatment              Within (confidential treatment
desktop software,                     requested) of both the receipt of         requested) of both the receipt of
e.g., MS XP,                          Kellwood's request and the software      Kellwood's request and the software
Office*                               supplier's latest version is made         supplier's latest version is made
                                      available, whichever is later               available, whichever is later
---------------------------------------------------------------------------------------------------------------------
                    Performance         (confidential treatment requested)      (confidential treatment requested)
                    Requirement
                    -------------------------------------------------------------------------------------------------
                    Weighting Factor    (confidential treatment requested)                     TBD
                    %
                    -------------------------------------------------------------------------------------------------
                       Measurement       Measure Quarterly, Report Monthly      Measure Quarterly, Report Monthly
                        Interval
                    -------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Planning and           Target Time    Deliver answer to request within        Deliver answer to request within
analysis requests                     (confidential treatment requested)      (confidential treatment requested)
                                      business days of request unless         business days of request unless
                                      otherwise mutually agreed upon          otherwise mutually agreed upon
---------------------------------------------------------------------------------------------------------------------
                    Performance         (confidential treatment requested)      (confidential treatment requested)
                    Requirement
                    -------------------------------------------------------------------------------------------------
                    Weighting Factor    (confidential treatment requested)                     TBD
                    %
                    -------------------------------------------------------------------------------------------------
                       Measurement       Measure Quarterly, Report Monthly      Measure Quarterly, Report Monthly
                        Interval
                    -------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

* - NOTE: Business essential software upgrades are handled via the IMAC process within the scope of services


--------------------------------------------------------------------------------
Distributed Computing SLA            Page 19

Schedule A
                         DISTRIBUTED COMPUTING SERVICES
                           SERVICE LEVEL REQUIREMENTS
================================================================================

     4.4  DISASTER RECOVERY AND BACKUP RESTORATION

          4.4.1    DISASTER RECOVERY

                   The following disaster recovery requirements are effective contract commencement for the Kellwood environment. The following requirements apply to each Kellwood system.

      -------------------------------------------------------------------------------
      DESKTOP/END-USER DEVICE COMPUTING SERVICES
      -------------------------------------------------------------------------------
      Disaster recovery source                         Sunguard
      -------------------------------------------------------------------------------
      Disaster recovery site type                      TWorksite Configuration
      -------------------------------------------------------------------------------
      Disaster recovery site locations                 Sunguard - St. Louis
                                                       location configuration
      -------------------------------------------------------------------------------
      Percentage of workstations covered               1% to 5% varies by location
      -------------------------------------------------------------------------------
      Percentage of servers covered                     Day 180 item
      -------------------------------------------------------------------------------
      Percentage of output services covered            T30% covered workstations
      -------------------------------------------------------------------------------
      Time to recovery                                 8 hours
      -------------------------------------------------------------------------------
      Annual test allowance                            48 hours for all towers (Apps,
                                                       DSS, and Ent.)
      -------------------------------------------------------------------------------

          4.4.2    BACKUP AND RESTORATION

                   Routine system wide backup and recovery procedures are critical for the entire environment. Kellwood's backup/restoration requirements are in effect from the commencement date and must be performed in accordance with Attachment XX.


      --------------------------------------------------------------------------------------------------------------
      DESKTOP/END-USER DEVICE COMPUTING SERVICES--BACKUP SCHEDULE
      --------------------------------------------------------------------------------------------------------------
      Type of Backup            Backup Frequency                 Storage Site             Retention Period
      --------------------------------------------------------------------------------------------------------------
      Incremental               Daily                            On-site                  30 days
      --------------------------------------------------------------------------------------------------------------
      Full (Backup)             Weekly                           Off-site                 6 months
      --------------------------------------------------------------------------------------------------------------
      Full (Archive)            Monthly                          Off-site                 7 years
      --------------------------------------------------------------------------------------------------------------


      --------------------------------------------------------------------------------------------------------------
      Desktop/End-User Device Computing Services--Recovery Goals
      --------------------------------------------------------------------------------------------------------------
      Age of Data                                           Time to Restore
      --------------------------------------------------------------------------------------------------------------
      1 month or less                                       3 business days
      --------------------------------------------------------------------------------------------------------------
      6 months or less                                      3 business days
      --------------------------------------------------------------------------------------------------------------
      More than 6 months                                    5 business days
      --------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Distributed Computing SLA            Page 20

Schedule A
                         DISTRIBUTED COMPUTING SERVICES
                           SERVICE LEVEL REQUIREMENTS
================================================================================

5    ROLES AND RESPONSIBILITIES

----------------------------------------------------------------------------------------------------------------------
                               Roles and Responsibilities                                   EDS          Kellwood
----------------------------------------------------------------------------------------------------------------------
DISTRIBUTED COMPUTING CAPABILITIES
----------------------------------------------------------------------------------------------------------------------
1.       Define Desktop/end user capability requirements                                                     X
----------------------------------------------------------------------------------------------------------------------
2.       Define services and standards for desktop/end-user capabilities                     X
----------------------------------------------------------------------------------------------------------------------
3.       Participate in defining services and standards for desktop/end-user                                 X
         capabilities
----------------------------------------------------------------------------------------------------------------------
4.       Provide processing services                                                         X
----------------------------------------------------------------------------------------------------------------------
5.       Provide input/output services                                                       X
----------------------------------------------------------------------------------------------------------------------
6.       Provide storage services                                                            X
----------------------------------------------------------------------------------------------------------------------
7.       Provide personal productivity and office automation services                        X
----------------------------------------------------------------------------------------------------------------------
8.       Provide support for applications services                                           X
----------------------------------------------------------------------------------------------------------------------
9.       Provide intranet/internet services                                                  X
----------------------------------------------------------------------------------------------------------------------
10.      Provide stand-alone desktop services                                                X
----------------------------------------------------------------------------------------------------------------------
11.      Provide LAN services                                                                X
----------------------------------------------------------------------------------------------------------------------
DISTRIBUTED COMPUTING INFRASTRUCTURE PRODUCTS
----------------------------------------------------------------------------------------------------------------------
1.       Define services and standards for infrastructure products                           X
----------------------------------------------------------------------------------------------------------------------
2.       Approve services and standards for infrastructure products                                          X
----------------------------------------------------------------------------------------------------------------------
3.       Provide desktops/laptops                                                                            X
4.       Provide servers                                                                     X               X
----------------------------------------------------------------------------------------------------------------------
5.       Provide desktop/laptop peripherals                                                                  X
----------------------------------------------------------------------------------------------------------------------
6.       Provide server storage devices                                                      X               X
----------------------------------------------------------------------------------------------------------------------
7.       Provide desktop software                                                                            X
8.       Provide server software                                                             X               X
----------------------------------------------------------------------------------------------------------------------
9.       Provide network interface adapters on desktops                                                      X
10.      Provide network interface adapters on servers                                       X               X
----------------------------------------------------------------------------------------------------------------------
DISTRIBUTED COMPUTING SUPPORT SERVICES
----------------------------------------------------------------------------------------------------------------------
PLANNING AND ANALYSIS
----------------------------------------------------------------------------------------------------------------------
1.       Define services and standards for planning and analysis activities                  X
----------------------------------------------------------------------------------------------------------------------
2.       Participate in defining services and standards for planning and analysis                            X
         activities
----------------------------------------------------------------------------------------------------------------------
3.       Recommend policies and procedures to implement planning and analysis                X
         activities
----------------------------------------------------------------------------------------------------------------------
4.       Authorize policies and procedures                                                                   X
----------------------------------------------------------------------------------------------------------------------
5.       Perform business liaison function to operational units                                              X
----------------------------------------------------------------------------------------------------------------------
6.       Perform technical planning for capacity and performance                             X
----------------------------------------------------------------------------------------------------------------------
7.       Continuously monitor technical trends through independent research; document        X
         and report on products and services with potential use for Kellwood
----------------------------------------------------------------------------------------------------------------------
8.       Perform feasibility studies for the implementation of new technologies that         X
         best meet Kellwood business needs and expense/service level expectations
----------------------------------------------------------------------------------------------------------------------
9.       Perform project management and estimation functions (including the creation         X
         of project plans and appropriate management documentation)
----------------------------------------------------------------------------------------------------------------------
10.      Conduct annual technical and business planning sessions to establish                                X
         standards, architecture and project initiatives
----------------------------------------------------------------------------------------------------------------------
11.      Participate in annual technical and business planning sessions to establish         X
         standards, architecture and project initiatives
----------------------------------------------------------------------------------------------------------------------
12.      Conduct semi-annual technical reviews                                               X
----------------------------------------------------------------------------------------------------------------------
13.      Conduct semi-annual workshops on industry trends and best practices                 X
----------------------------------------------------------------------------------------------------------------------
14.      Define Kellwood disaster recovery scenarios                                                         X
----------------------------------------------------------------------------------------------------------------------
15.      Perform disaster recovery planning                                                  X
----------------------------------------------------------------------------------------------------------------------
16.      Perform security planning                                                           X
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Distributed Computing SLA            Page 21

Schedule A
                         DISTRIBUTED COMPUTING SERVICES
                           SERVICE LEVEL REQUIREMENTS
================================================================================

----------------------------------------------------------------------------------------------------------------------
                               Roles and Responsibilities                                   EDS          Kellwood
----------------------------------------------------------------------------------------------------------------------
17.      Provide standards, procedures and policies regarding security                                       X
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Distributed Computing SLA            Page 22

Schedule A
                         DISTRIBUTED COMPUTING SERVICES
                           SERVICE LEVEL REQUIREMENTS
================================================================================

----------------------------------------------------------------------------------------------------------------------
Roles and Responsibilities                                                                  EDS          Kellwood
----------------------------------------------------------------------------------------------------------------------
Requirements Definition
----------------------------------------------------------------------------------------------------------------------
1.  Ensure requirements are met within security policies                                     X
----------------------------------------------------------------------------------------------------------------------
2.  Define requirements determination standards                                              X
----------------------------------------------------------------------------------------------------------------------
3.  Approve requirements determination standards                                                            X
----------------------------------------------------------------------------------------------------------------------
4.  Conduct interviews, group workshops and surveys to determine user                        X
    requirements
----------------------------------------------------------------------------------------------------------------------
5.  Meet with Kellwood requirements groups and representatives                               X
----------------------------------------------------------------------------------------------------------------------
6.  Serve on appropriate requirements groups and panels                                      X
----------------------------------------------------------------------------------------------------------------------
7.  Determine software upgrade conversion requirements for hardware and software             X
----------------------------------------------------------------------------------------------------------------------
8.  Document all requirements in agreed to formats (e.g., system specifications,             X
    data models, network design schematics)
----------------------------------------------------------------------------------------------------------------------
9.  Approve all requirements documents                                                                     X
----------------------------------------------------------------------------------------------------------------------
10. Define system acceptance test criteria                                                   X
----------------------------------------------------------------------------------------------------------------------
11. Define and approve user acceptance test criteria                                                       X
----------------------------------------------------------------------------------------------------------------------
DESIGN SPECIFICATION
----------------------------------------------------------------------------------------------------------------------
1.  Design and configure technical environment through an annual technology plan             X
    based on Kellwood standards, architecture and project initiatives
----------------------------------------------------------------------------------------------------------------------
2.  Authorize technology plan through coordination with the appropriate Kellwood                           X
    technology standards group
----------------------------------------------------------------------------------------------------------------------
3.  Conduct site surveys for design efforts as required                                      X
----------------------------------------------------------------------------------------------------------------------
4.  Provide design documentation for non-proprietary products and services                   X
----------------------------------------------------------------------------------------------------------------------
5.  Approve design documentation for non-proprietary products and services                                  X
----------------------------------------------------------------------------------------------------------------------
ACQUISITION
----------------------------------------------------------------------------------------------------------------------
1.  Establish acquisition policies and procedures to agreed set of vendors                   X
----------------------------------------------------------------------------------------------------------------------
2.  Approve acquisition policies and procedures                                                             X
----------------------------------------------------------------------------------------------------------------------
3.  Approve selected strategic vendors                                                                      X
----------------------------------------------------------------------------------------------------------------------
4.  Develop and issue requests for proposals                                                 X              X
----------------------------------------------------------------------------------------------------------------------
5.  Rate the supplier proposals                                                              X              X
----------------------------------------------------------------------------------------------------------------------
6.  Negotiate supplier contracts                                                             X              X
----------------------------------------------------------------------------------------------------------------------
7.  Procure assets                                                                           X              X
----------------------------------------------------------------------------------------------------------------------
8.  Manage/track service orders                                                              X              X
----------------------------------------------------------------------------------------------------------------------
9.  Coordinate delivery and installation of new products and services                        X
----------------------------------------------------------------------------------------------------------------------
10. Ensure compliance with established Kellwood IT standards and architectures               X
----------------------------------------------------------------------------------------------------------------------
11. Adhere to Kellwood acceptance process                                                    X
----------------------------------------------------------------------------------------------------------------------
12. Provide secure space for equipment at Kellwood locations in queue for                                   X
    install or hold for reallocation or disposal.
----------------------------------------------------------------------------------------------------------------------
CONSTRUCTION/DEVELOPMENT
----------------------------------------------------------------------------------------------------------------------
1.  Establish construction/development policies and procedures                               X
----------------------------------------------------------------------------------------------------------------------
2.  Participate in establishing construction/development policies and procedures                            X
----------------------------------------------------------------------------------------------------------------------
3.  Perform engineering functions required to implement design plans for                     X
    additional or new products and services
----------------------------------------------------------------------------------------------------------------------
4.  Perform engineering functions required to implement facilities and leasehold             X
    improvements (EDS-managed premises)
----------------------------------------------------------------------------------------------------------------------
5.  Perform engineering functions required to implement facilities and leasehold                            X
    improvements (Kellwood-managed premises)
----------------------------------------------------------------------------------------------------------------------
6.  Manage construction/development efforts using formal project management                  X
    tools and methodologies
----------------------------------------------------------------------------------------------------------------------
7.  Conduct development reviews and provide results to Kellwood                              X
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Distributed Computing SLA            Page 23

Schedule A
                         DISTRIBUTED COMPUTING SERVICES
                           SERVICE LEVEL REQUIREMENTS
================================================================================

----------------------------------------------------------------------------------------------------------------------
                               Roles and Responsibilities                                   EDS          Kellwood
----------------------------------------------------------------------------------------------------------------------
8.       Create standard Kellwood infrastructure profiles specific to IT service area        X
         (e.g., desktop profiles for distributed computing)
----------------------------------------------------------------------------------------------------------------------
9.       Develop scripts and macro programs to automate standard Kellwood processes          X
         as appropriate (e.g., upgrading desktop profiles)
----------------------------------------------------------------------------------------------------------------------
10.      Approve construction/development plans and procedures where there is an                             X
         impact on other Kellwood entities/facilities and/or other Kellwood third party agreements.
----------------------------------------------------------------------------------------------------------------------
INTEGRATION AND TESTING
----------------------------------------------------------------------------------------------------------------------
1.       Develop integration and testing policies and procedures                             X
----------------------------------------------------------------------------------------------------------------------
2.       Conduct integration and testing for all new and upgraded equipment, software        X
         or services to include unit, system, integration and regression testing
----------------------------------------------------------------------------------------------------------------------
3.       Evaluate all new and upgraded equipment, software or services for compliance        X
         with Kellwood security policies, regulations and procedures.
----------------------------------------------------------------------------------------------------------------------
4.       Perform all user acceptance testing for new and upgraded equipment, software                        X
         and services
----------------------------------------------------------------------------------------------------------------------
5.       Stage new and upgraded equipment, software or services to smoothly                  X
         transition into existing environment
----------------------------------------------------------------------------------------------------------------------
6.       Perform modifications and performance-enhancement adjustments to Kellwood           X
         system software and utilities as a result of changes to architectural standards
----------------------------------------------------------------------------------------------------------------------
7.       Test new releases of supported hardware and software to ensure conformance          X
         with Kellwood SLRs
----------------------------------------------------------------------------------------------------------------------
8.       Manage Kellwood integration test environment                                        X
----------------------------------------------------------------------------------------------------------------------
9.       Perform configuration management and change control activities                      X
----------------------------------------------------------------------------------------------------------------------
10.      Approve change control results                                                                      X
----------------------------------------------------------------------------------------------------------------------
Implementation and Migration
----------------------------------------------------------------------------------------------------------------------
1.       Define equipment migration and redeployment policies                                X
----------------------------------------------------------------------------------------------------------------------
2.       Approve equipment migration and redeployment policies                                               X
----------------------------------------------------------------------------------------------------------------------
3.       Conduct pre-installation site surveys                                               X
----------------------------------------------------------------------------------------------------------------------
4.       Coordinate and perform physical movement of equipment within facilities             X
----------------------------------------------------------------------------------------------------------------------
5.       Install enhancements to technical architecture or services provided                 X
----------------------------------------------------------------------------------------------------------------------
6.       Install new or enhanced functions or features--hardware, software,                  X
         peripherals and configurations
----------------------------------------------------------------------------------------------------------------------
7.       Coordinate support activities with Help Desk                                        X
----------------------------------------------------------------------------------------------------------------------
8.       Provide technical assistance during conversion as requested                         X
----------------------------------------------------------------------------------------------------------------------
9.       Install infrastructure as required (e.g., desktops, operating systems, etc.)        X
----------------------------------------------------------------------------------------------------------------------
10.      Perform data migration (excludes conversions) by either electronic or manual        X
         methods as a result of implementation or migration
----------------------------------------------------------------------------------------------------------------------
11.      Perform appropriate tests on all installs, moves, adds and changes                  X
----------------------------------------------------------------------------------------------------------------------
12.      Conduct and approve user acceptance tests                                                           X
----------------------------------------------------------------------------------------------------------------------
13.      Provide IT professional training for new products and services                      X
----------------------------------------------------------------------------------------------------------------------
14.      Provide end-user training for new products and services                             X
----------------------------------------------------------------------------------------------------------------------
15.      Approve implementation and migration "Go/No Go" decisions                                           X
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Distributed Computing SLA            Page 24

Schedule A
                         DISTRIBUTED COMPUTING SERVICES
                           SERVICE LEVEL REQUIREMENTS
================================================================================


----------------------------------------------------------------------------------------------------------------------
                               Roles and Responsibilities                                   EDS          Kellwood
----------------------------------------------------------------------------------------------------------------------
OPERATIONS AND ADMINISTRATION
----------------------------------------------------------------------------------------------------------------------
1.       Define operations and administration policies                                       X
----------------------------------------------------------------------------------------------------------------------
2.       Define test-to-production turnover requirements                                     X
----------------------------------------------------------------------------------------------------------------------
3.       Participate in defining test-to-production turnover requirements                                    X
----------------------------------------------------------------------------------------------------------------------
4.       Perform test-to-production tasks                                                    X
----------------------------------------------------------------------------------------------------------------------
5.       Authorize test-to-production turnover changes                                                       X
----------------------------------------------------------------------------------------------------------------------
6.       Report on results from test-to-production activities                                X
----------------------------------------------------------------------------------------------------------------------
7.       Perform quality control on test-to-production results                               X
----------------------------------------------------------------------------------------------------------------------
8.       Approve quality control report on test-to-production results                                        X
----------------------------------------------------------------------------------------------------------------------
9.       Coordinate user support activities with the Help Desk as appropriate                X
----------------------------------------------------------------------------------------------------------------------
10.      Answer and respond to inquiries and incident resolution items and escalate          X
         in accordance with established procedures
----------------------------------------------------------------------------------------------------------------------
11.      Perform system backups per established procedures                                   X
----------------------------------------------------------------------------------------------------------------------
12.      Perform day-to-day service area operations and administration activities as         X
         defined in Section 2
----------------------------------------------------------------------------------------------------------------------
13.      Issue reports on IT service area performance                                        X
----------------------------------------------------------------------------------------------------------------------
14.      Identify possible product enhancement opportunities for improved performance        X
         and potential cost savings
----------------------------------------------------------------------------------------------------------------------
15.      Approve projects to implement product enhancement opportunity                                       X
----------------------------------------------------------------------------------------------------------------------
16.      Provide data storage and processing facilities                                      X
----------------------------------------------------------------------------------------------------------------------
17.      Provide input processing support for activities such as loading media,              X
         receiving  batch electronic file transmissions, etc.
----------------------------------------------------------------------------------------------------------------------
18.      Provide support for the development and control of local databases used for         X
         local applications, i.e., database development, storage and access support
----------------------------------------------------------------------------------------------------------------------
19.      Provide centralized, yet separate, Internet, Intranet, and extranet Web             X
         access, hosting, and server services for Web pages, applications and electronic commerce
----------------------------------------------------------------------------------------------------------------------
20.      Perform LAN administration to include file and print sharing, logon user-id         X
         and password maintenance
----------------------------------------------------------------------------------------------------------------------
21.      Mount and remove tape volumes as needed                                             X
----------------------------------------------------------------------------------------------------------------------
22.      Maintain a tape library, tape management system and transport tapes to production area as needed
----------------------------------------------------------------------------------------------------------------------
23.      Define backup/recovery requirements                                                                 X
----------------------------------------------------------------------------------------------------------------------
24.      Define file/database ownership and retention requirements                                           X
----------------------------------------------------------------------------------------------------------------------
25.      Perform periodic incremental and full tape backups                                  X
----------------------------------------------------------------------------------------------------------------------
26.      Exchange backup tapes with offsite storage facility                                 X
----------------------------------------------------------------------------------------------------------------------
27.      Manage paper/forms/consumables inventory for local printers                         X
----------------------------------------------------------------------------------------------------------------------
28.      Change paper/forms/consumables in printers for local printers                       X               X
----------------------------------------------------------------------------------------------------------------------
29.      Remove desktop/end-user device print jobs and place in output bins, courier         X
         and/or mail as instructed
----------------------------------------------------------------------------------------------------------------------
30.      Distribute desktop/end-user device print jobs to user locations                     X               X
----------------------------------------------------------------------------------------------------------------------
31.      Define automated output distribution requirements                                                   X
----------------------------------------------------------------------------------------------------------------------
32.      Maintain automated output distribution tables                                       X
----------------------------------------------------------------------------------------------------------------------
33.      Perform configuration management and change control activities                      X
----------------------------------------------------------------------------------------------------------------------
34.      Approve change control results                                                                      X
----------------------------------------------------------------------------------------------------------------------
35.      Provide asset management function for distributed computing assets                  X
----------------------------------------------------------------------------------------------------------------------
36.      Maintain central asset repository of IT assets based on ongoing IMAC                X
         activity including network or midrange connected devices such as printers, fax machines, and scanners
----------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Distributed Computing SLA            Page 25

Schedule A
                         DISTRIBUTED COMPUTING SERVICES
                           SERVICE LEVEL REQUIREMENTS
================================================================================


----------------------------------------------------------------------------------------------------------------------
                               Roles and Responsibilities                                   EDS          Kellwood
----------------------------------------------------------------------------------------------------------------------
37.      Monitor activities versus Kellwood standards and procedures                         X
----------------------------------------------------------------------------------------------------------------------
38.      Perform project management role for asset management related activities             X
----------------------------------------------------------------------------------------------------------------------
39.      Maintain OEM warranty information                                                   X
----------------------------------------------------------------------------------------------------------------------
40.      Manage software license information for standard and business essential             X
         software
----------------------------------------------------------------------------------------------------------------------
41.      Integrate auto-discovery tool with Distributed Computing Services solution          X
         and the asset repository
----------------------------------------------------------------------------------------------------------------------
42.      Conduct ongoing analysis of equipment maintenance and call history to track         X
         service trends
----------------------------------------------------------------------------------------------------------------------
43.      Provide advanced notification of OEM equipment upgrades or replacements             X
----------------------------------------------------------------------------------------------------------------------
44.      Administer and coordinate the physical and logical configuration of the             X
         firewall and DMZ
----------------------------------------------------------------------------------------------------------------------
45.      Coordinate proactive, centralized monitoring and configuration management of        X
         the firewall and DMZ with the appropriate 3rd parties
----------------------------------------------------------------------------------------------------------------------
46.      Coordinate firewall and DMZ fault isolation, trouble ticket generation and          X
         management of the recovery of firewall related problems, which consists of interface with carrier and other vendors for circuits, CSU / DSUs and routers
----------------------------------------------------------------------------------------------------------------------
47.      Collect and analyze firewall and DMZ performance data to evaluate efficiency        X
         and measure availability
----------------------------------------------------------------------------------------------------------------------
48.      Coordinate firewall and DMZ change requests in accordance and frequency with        X
         the IMAC process
----------------------------------------------------------------------------------------------------------------------
49.      Coordinate the change, configuration and testing of standard firewall and           X
         DMZ equipment and related devices and services
----------------------------------------------------------------------------------------------------------------------
50.      Perform IMACs for the firewall and DMZ including addition or deletion of            X
         users, IP addresses, policies, protocols, and network security device installations, deletions or moves
----------------------------------------------------------------------------------------------------------------------
51.      Monitor Internet usage and access for improper use as defined by Kellwood           X
         policies and procedures and escalate potential violations as mutually agreed upon
----------------------------------------------------------------------------------------------------------------------
52.      Provide support to Kellwood leadership and HR for the investigation of              X
         improper Internet use as defined by Kellwood policies and procedures and identified by the Kellwood CIO, Corporate VP of HR or Legal Counsel
----------------------------------------------------------------------------------------------------------------------
53.      Develop and maintain automated electronic forms for IMAC, procurement, new          X
         employee, employee separation and security change processes.  Additional processes to be handled as mutually agreed upon
----------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Distributed Computing SLA            Page 26

Schedule A
                         DISTRIBUTED COMPUTING SERVICES
                           SERVICE LEVEL REQUIREMENTS
================================================================================


----------------------------------------------------------------------------------------------------------------------
                               Roles and Responsibilities                                   EDS          Kellwood
----------------------------------------------------------------------------------------------------------------------
MAINTENANCE
----------------------------------------------------------------------------------------------------------------------
1.       Define maintenance and repair policies and procedures                               X
----------------------------------------------------------------------------------------------------------------------
2.       Dispatch repair technicians to the point-of-service location                        X
----------------------------------------------------------------------------------------------------------------------
3.       Perform diagnostics on hardware, software, peripherals and services (as             X
         appropriate)
----------------------------------------------------------------------------------------------------------------------
4.       Install manufacturer field change orders, IS security patches, service              X
         packs, firmware and software maintenance releases, BIOS upgrades, etc.
----------------------------------------------------------------------------------------------------------------------
5.       Perform software distribution and version control, both electronic and manual       X
----------------------------------------------------------------------------------------------------------------------
6.       Replace defective parts and systems, including preventive maintenance               X
         according to the manufacturer's published mean-time-between failure rates
----------------------------------------------------------------------------------------------------------------------
7.       Conduct maintenance and parts management and monitoring during warranty and         X
         off-warranty periods
----------------------------------------------------------------------------------------------------------------------
8.       Perform routine system management on support applications, e.g., system             X
         tuning
----------------------------------------------------------------------------------------------------------------------
9.       Perform maintenance on peripherals and special purpose devices                      X
----------------------------------------------------------------------------------------------------------------------
TECHNICAL SUPPORT
----------------------------------------------------------------------------------------------------------------------
1.       Define technical support policies and procedures                                    X
----------------------------------------------------------------------------------------------------------------------
2.       Participate in defining technical support policies and procedures                                   X
----------------------------------------------------------------------------------------------------------------------
3.       Test, install and tune technical environment hardware, software, peripherals        X
         and services.
----------------------------------------------------------------------------------------------------------------------
4.       Manage hardware, software, peripherals and services to optimize service             X
         level and minimize Kellwood resource requirements
----------------------------------------------------------------------------------------------------------------------
5.       Provide level two technical assistance for end-user and production support          X
         as requested by the Help Desk
----------------------------------------------------------------------------------------------------------------------
MONITORING AND REPORTING
----------------------------------------------------------------------------------------------------------------------
1.       Approve and document SLOs, SLRs and reporting cycles                                                X
----------------------------------------------------------------------------------------------------------------------
2.       Measure and analyze performance relative to requirements                            X
----------------------------------------------------------------------------------------------------------------------
3.       Develop improvement plans where appropriate                                         X
----------------------------------------------------------------------------------------------------------------------
4.       Implement improvement plans                                                         X
----------------------------------------------------------------------------------------------------------------------
5.       Report on service level performance results                                         X
----------------------------------------------------------------------------------------------------------------------
CONFIGURATION MANAGEMENT/CHANGE CONTROL
----------------------------------------------------------------------------------------------------------------------
1.       Define configuration management and change control policies and procedures          X
----------------------------------------------------------------------------------------------------------------------
2.       Participate in defining configuration management and change control policies                        X
         and procedures
----------------------------------------------------------------------------------------------------------------------
3.       Perform configuration management and change control activities throughout           X
         life cycle of support services
----------------------------------------------------------------------------------------------------------------------
4.       Approve change control results                                                                      X
----------------------------------------------------------------------------------------------------------------------
TRAINING ACTIVITIES
----------------------------------------------------------------------------------------------------------------------
1.       Establish training plans and procedures                                             X
----------------------------------------------------------------------------------------------------------------------
2.       Provide training for Kellwood personnel to improve "how-to-use" skills              X
         related to IT service area systems and applications
----------------------------------------------------------------------------------------------------------------------
3.       Provide distributed computing support for classrooms, labs and electronic           X
         learning events
----------------------------------------------------------------------------------------------------------------------
DOCUMENTATION
----------------------------------------------------------------------------------------------------------------------
1.       Define documentation requirements and formats                                       X
----------------------------------------------------------------------------------------------------------------------
2.       Participate in definition of documentation requirements and formats                                 X
----------------------------------------------------------------------------------------------------------------------
3.       Provide output for support of activities throughout the life cycle of               X
         services
----------------------------------------------------------------------------------------------------------------------
4.       Develop and maintain distributed computing self help resources                      X
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Distributed Computing SLA            Page 27

Schedule A
                         DISTRIBUTED COMPUTING SERVICES
                           SERVICE LEVEL REQUIREMENTS
================================================================================

6    SERVICE UTILIZATION

     6.1  DEVICES

          The following describes the number of end user devices.

          .  (confidential treatment requested) Desktop Users

          .  (confidential treatment requested) Laptop Users

          . (confidential treatment requested) (note many others have been purchased outside of the IT organization and support has not been requested).

          .  (confidential treatment requested) Servers

          . (confidential treatment requested) network attached printers (number to be validated with auto discovery feature of Asset Insight.

          .  Estimated at (confidential treatment requested)

     6.2  TYPES OF PRODUCTS

          The following describes the standard desktop products list.

          .  Microsoft Windows

          .  Lotus Notes

          .  Cheyenne AntiVirus

          .  SMS

          .  Microsoft Office

               .  Word

               .  Excel

               .  Powerpoint

               .  Access

          .  Rumba

          .  EBA Clients (Oracle and Richter)

          .  PAL / VPN Client

          .  Adobe Acrobat Reader

          .  Palm OS

          .  Internet Explorer

          .  Microsoft Project

          .  Visio

          In addition to the standard desktop products list, there is business essential desktop software defined by site (e.g. UPS). See Attachment D.

7    PRICING REQUIREMENTS

     .  Price per PC

        -   Desktop (Confidential Treatment Requested) per unit per month.

        -   Laptop (Confidential Treatment Requested) per unit per month.

        -

        -

--------------------------------------------------------------------------------
Distributed Computing SLA            Page 28

Schedule A
                         DISTRIBUTED COMPUTING SERVICES
                           SERVICE LEVEL REQUIREMENTS
================================================================================

        .  Price per Server


        - Server Class One Under Warranty (Confidential Treatment Requested) per month per unit (0).

        - Server Class Two Under Warranty (Confidential Treatment Requested) per month per unit (39)

        - Server Class Three Under Warranty (Confidential Treatment Requested) per month per unit (0)

        - Server Class One Not Under Warranty (Confidential Treatment Requested) per month per unit (2)

        - Server Class Two Not Under Warranty (Confidential Treatment Requested) per month per unit (7)

        - Server Class Three Not Under Warranty (Confidential Treatment Requested) per month per unit (8)



--------------------------------------------------------------------------------
Distributed Computing SLA            Page 29

Schedule A
                         DISTRIBUTED COMPUTING SERVICES
                           SERVICE LEVEL REQUIREMENTS
================================================================================



     ATTACHMENT A - Servers and Their Configuration


              Server                           Server                 Server                 Server      In Warranty?
            Mfr/Model                           Name                 Location  Quantity       Type          yes/no
(confidential treatment requested)(confidential treatment requested) FRIT-02     1        Domain Cont.          NO
(confidential treatment requested)(confidential treatment requested) KNE-02      1        Domain Cont.          NO
(confidential treatment requested)(confidential treatment requested) KIA-04      1        Domain Cont.          NO
(confidential treatment requested)(confidential treatment requested) ARP-04      1        Domain Cont.          NO
(confidential treatment requested)(confidential treatment requested) KIA-12      1        Domain Cont.          NO
(confidential treatment requested)(confidential treatment requested) KNE-01      1        Domain Cont.          NO
(confidential treatment requested)(confidential treatment requested) KWR-01      1        Domain Cont.          NO
(confidential treatment requested)(confidential treatment requested) SPT-01      1        Domain Cont.          NO
(confidential treatment requested)(confidential treatment requested) KIA-01      1        Domain Cont.          NO
(confidential treatment requested)(confidential treatment requested) SPT-10      1        Domain Cont.          YES
(confidential treatment requested)(confidential treatment requested) SPT-17      1        Domain Cont.          YES
(confidential treatment requested)(confidential treatment requested) ARP-12      1        Domain Cont.          YES
(confidential treatment requested)(confidential treatment requested) KIA-02      1        Domain Cont.          YES
(confidential treatment requested)(confidential treatment requested) ARP-11      1        Domain Cont.          YES
(confidential treatment requested)(confidential treatment requested) SPT-06      1        Domain Cont.          YES
(confidential treatment requested)(confidential treatment requested) KIA-10      1        Domain Cont.          YES
(confidential treatment requested)(confidential treatment requested) SPT-07      1        Domain Cont.          YES
(confidential treatment requested)(confidential treatment requested) KIA-06      1        Domain Cont.          YES
(confidential treatment requested)(confidential treatment requested) ARP-14      1        Domain Cont.          YES
(confidential treatment requested)(confidential treatment requested) ARP-09      1        Domain Cont.          YES
(confidential treatment requested)(confidential treatment requested) CLC-03      1        Domain Cont.          YES
(confidential treatment requested)(confidential treatment requested) ENC-03      1        Domain Cont.          YES
(confidential treatment requested)(confidential treatment requested) HAL-01      1        Domain Cont.          YES
(confidential treatment requested)(confidential treatment requested) KIA-05      1        Domain Cont.          YES
(confidential treatment requested)(confidential treatment requested) DDDG-05     1        Domain Cont.          YES
(confidential treatment requested)(confidential treatment requested) SPT-03      1        Domain Cont.          YES
(confidential treatment requested)(confidential treatment requested) SPT-11      1        Domain Cont.          YES
(confidential treatment requested)(confidential treatment requested) KDD-01      1        Domain Cont.          YES
(confidential treatment requested)(confidential treatment requested) HAL-02      1        Domain Cont.          YES
(confidential treatment requested)(confidential treatment requested) ARP-01      1        Domain Cont.          YES
(confidential treatment requested)(confidential treatment requested) WHQ-01      1        Domain Cont.          YES
(confidential treatment requested)(confidential treatment requested) WHQ-01      1        Domain Cont.          YES
(confidential treatment requested)(confidential treatment requested) WHQ-01      1        Domain Cont.          YES
(confidential treatment requested)(confidential treatment requested) WHQ-01      1        File & Print          NO
(confidential treatment requested)(confidential treatment requested) KIA-01      1        File & Print          NO


--------------------------------------------------------------------------------
Distributed Computing SLA            Page 30

Schedule A
                         DISTRIBUTED COMPUTING SERVICES
                           SERVICE LEVEL REQUIREMENTS
================================================================================


(confidential treatment requested)(confidential treatment requested) KWR-01      1        File & Print          NO
(confidential treatment requested)(confidential treatment requested) KWR-01      1        File & Print          NO
(confidential treatment requested)(confidential treatment requested) SPT-01      1        File & Print          NO
(confidential treatment requested)(confidential treatment requested) WHQ-01      1        File & Print          YES
(confidential treatment requested)(confidential treatment requested) WHQ-01      1        File & Print          YES
(confidential treatment requested)(confidential treatment requested) ARP-08      1        File & Print          YES
(confidential treatment requested)(confidential treatment requested) KNE-01      1        File & Print          YES
(confidential treatment requested)(confidential treatment requested) ARP-01      1        File & Print          YES
(confidential treatment requested)(confidential treatment requested) SPT-08      1        File & Print          YES
(confidential treatment requested)(confidential treatment requested) WHQ-01      1        Messaging             NO
(confidential treatment requested)(confidential treatment requested) SPT-01      1        Messaging             NO
(confidential treatment requested)(confidential treatment requested) KIA-01      1        Messaging             NO
(confidential treatment requested)(confidential treatment requested) KNE-01      1        Messaging             YES
(confidential treatment requested)(confidential treatment requested) KWR-01      1        Messaging             YES
(confidential treatment requested)(confidential treatment requested) DORBY-01    1        Messaging             YES
(confidential treatment requested)(confidential treatment requested) HAL-02      1        Messaging             YES
(confidential treatment requested)(confidential treatment requested) WHQ-01      1        Messaging             YES
(confidential treatment requested)(confidential treatment requested) WHQ-01      1        Messaging             YES
(confidential treatment requested)(confidential treatment requested) ARP-01      1        Messaging             YES
(confidential treatment requested)(confidential treatment requested) WHQ-01      1        Messaging             YES
(confidential treatment requested)(confidential treatment requested) WHQ-01      1        Messaging             YES


--------------------------------------------------------------------------------
Distributed Computing SLA            Page 31

Schedule A
                         DISTRIBUTED COMPUTING SERVICES
                           SERVICE LEVEL REQUIREMENTS
================================================================================

ATTACHMENT D - BUSINESS ESSENTIAL SOFTWARE

 Draft


----------------------------------------------------------------------------------------------------------
Business Unit   Site  Software Vendor         Product Name         Version   License    2000 Compatible
----------------------------------------------------------------------------------------------------------
                                         (confidential treatment
ARP                                      requested)                                            N
----------------------------------------------------------------------------------------------------------
                                         (confidential treatment
ARP                   Adobe              requested)                                            N
----------------------------------------------------------------------------------------------------------
                                         (confidential treatment
ARP                                      requested)                                            N
----------------------------------------------------------------------------------------------------------
                                         (confidential treatment
ARP                   AOL                requested)                                            N
----------------------------------------------------------------------------------------------------------
                                         (confidential treatment
ARP                                      requested)                                            N
----------------------------------------------------------------------------------------------------------
                                         (confidential treatment
ARP                                      requested)                                            N
----------------------------------------------------------------------------------------------------------
                                         (confidential treatment
ARP                                      requested)                                            N
----------------------------------------------------------------------------------------------------------
                                         (confidential treatment
ARP                                      requested)                                            N
----------------------------------------------------------------------------------------------------------
                                         (confidential treatment
ARP                                      requested)                                            N
----------------------------------------------------------------------------------------------------------
                                         (confidential treatment
ARP                                      requested)                                            N
----------------------------------------------------------------------------------------------------------
                                         (confidential treatment
ARP                                      requested)                                            N
----------------------------------------------------------------------------------------------------------
                                         (confidential treatment
ARP                                      requested)                                            N
----------------------------------------------------------------------------------------------------------
                                         (confidential treatment
ARP                                      requested)                                            N
----------------------------------------------------------------------------------------------------------
                                         (confidential treatment
ARP                                      requested)                                            N
----------------------------------------------------------------------------------------------------------
                                         (confidential treatment
ARP                                      requested)                                            N
----------------------------------------------------------------------------------------------------------
                                         (confidential treatment
ARP                                      requested)                                            N
----------------------------------------------------------------------------------------------------------
                                         (confidential treatment
ARP                                      requested)                                            N
----------------------------------------------------------------------------------------------------------
                                         (confidential treatment
ARP                   Lotus              requested)                    V.5                     N
----------------------------------------------------------------------------------------------------------
                                         (confidential treatment
ARP                   Lotus              requested)                                            N
----------------------------------------------------------------------------------------------------------
                                         (confidential treatment
ARP                                      requested)                                            N
----------------------------------------------------------------------------------------------------------
                                         (confidential treatment
ARP                                      requested)                                            N
----------------------------------------------------------------------------------------------------------
                                         (confidential treatment
ARP                                      requested)                                            N
----------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Distributed Computing SLA            Page 32

Schedule A
                         DISTRIBUTED COMPUTING SERVICES
                           SERVICE LEVEL REQUIREMENTS
================================================================================

                                    (confidential treatment
ARP              Microsoft          requested)                             N
--------------------------------------------------------------------------------
                                    (confidential treatment
ARP              Microsoft          requested)                             N
--------------------------------------------------------------------------------
                                    (confidential treatment
ARP                                 requested)                             N
--------------------------------------------------------------------------------
                                    (confidential treatment
ARP              Netscape           requested)                             N
--------------------------------------------------------------------------------
                                    (confidential treatment
ARP              Norton             requested)                             N
--------------------------------------------------------------------------------
                                    (confidential treatment
ARP                                 requested)                             N
--------------------------------------------------------------------------------
                                    (confidential treatment
ARP                                 requested)                             N
--------------------------------------------------------------------------------
                                    (confidential treatment
ARP                                 requested)                             N
--------------------------------------------------------------------------------
                                    (confidential treatment
ARP              Palm               requested)                             N
--------------------------------------------------------------------------------
                                    (confidential treatment
ARP                                 requested)                             N
--------------------------------------------------------------------------------
                                    (confidential treatment
ARP                                 requested)                             N
--------------------------------------------------------------------------------
                                    (confidential treatment
ARP                                 requested)                             N
--------------------------------------------------------------------------------
                                    (confidential treatment
ARP                                 requested)                             N
--------------------------------------------------------------------------------
                                    (confidential treatment
ARP                                 requested)                             N
--------------------------------------------------------------------------------
                                    (confidential treatment
ARP                                 requested)                             N
--------------------------------------------------------------------------------
                                    (confidential treatment
ARP              Apple              requested)                             N
--------------------------------------------------------------------------------
                                    (confidential treatment
ARP                                 requested)                             N
--------------------------------------------------------------------------------
                                    (confidential treatment
ARP                                 requested)                             N
--------------------------------------------------------------------------------
ARP                                 (confidential treatment
                                    requested)                             N
--------------------------------------------------------------------------------
ARP                                 (confidential treatment
                                    requested)                             N
--------------------------------------------------------------------------------
                                    (confidential treatment
ARP                                 requested)                             N
--------------------------------------------------------------------------------
                                    (confidential treatment
ARP              Symantic           requested)                             N
--------------------------------------------------------------------------------
                                    (confidential treatment
ARP                                 requested)                             N
--------------------------------------------------------------------------------
                                    (confidential treatment
ARP                                 requested)                             N
--------------------------------------------------------------------------------
                                    (confidential treatment
ARP                                 requested)                             N
--------------------------------------------------------------------------------
                                    (confidential treatment
ARP                                 requested)                             N
--------------------------------------------------------------------------------
                                    (confidential treatment
ARP              Microsoft          requested)                             N
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Distributed Computing SLA            Page 33

Schedule A
                         DISTRIBUTED COMPUTING SERVICES
                           SERVICE LEVEL REQUIREMENTS
================================================================================

                        (confidential treatment
ARP                     requested)                                   N
--------------------------------------------------------------------------------
                        (confidential treatment
ARP                     requested)                                   N
--------------------------------------------------------------------------------
                        (confidential treatment
ARP                     requested)                                   N
--------------------------------------------------------------------------------
ARP                     (confidential treatment                      N
                        requested)
--------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
Business Unit       Site       Software Vendor          Product Name          Version    License    2000 Compatible
----------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield                     (confidential treatment                                  N
                                                  requested)
----------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield                     (confidential treatment                                  N
                                                  requested)
----------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield                     (confidential treatment                                  N
                                                  requested)
----------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield                     (confidential treatment                                  N
                                                  requested)
----------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield                     (confidential treatment                                  N
                                                  requested)
----------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield  AOL                (confidential treatment                                  N
                                                  requested)
----------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield                     (confidential treatment                                  N
                                                  requested)
----------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield                     (confidential treatment                                  N
                                                  requested)
----------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield                     (confidential treatment                                  N
                                                  requested)
----------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield                     (confidential treatment                                  N
                                                  requested)
----------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield                     (confidential treatment                                  N
                                                  requested)
----------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield                     (confidential treatment                                  N
                                                  requested)
----------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield  Bank of America    (confidential treatment                                  N
                                                  requested)
----------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield                     (confidential treatment                                  N
                                                  requested)
----------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield                     (confidential treatment                                  N
                                                  requested)
----------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield                     (confidential treatment                                  N
                                                  requested)
----------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield                     (confidential treatment                                  N
                                                  requested)
----------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield                     (confidential treatment                                  N
                                                  requested)
----------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield                     (confidential treatment                                  N
                                                  requested)
----------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield                     (confidential treatment                                  N
                                                  requested)
----------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield                     (confidential treatment                                  N
                                                  requested)
----------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield                     (confidential treatment                                  N
                                                  requested)
----------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield                     (confidential treatment                                  N
                                                  requested)
----------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield  Compuserve         (confidential treatment
                                                  requested)                                               N
----------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield                     (confidential treatment                                  N
                                                  requested)
----------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield                     (confidential treatment                                  N
                                                  requested)
----------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield                     (confidential treatment                                  N
                                                  requested)
----------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield                     (confidential treatment                                  N
                                                  requested)
----------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield                     (confidential treatment                                  N
                                                  requested)
----------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield                     (confidential treatment                                  N
                                                  requested)
----------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield                     (confidential treatment                                  N
                                                  requested)
----------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield                     (confidential treatment                                  N
                                                  requested)
----------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield                     (confidential treatment                                  N
                                                  requested)
----------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield                     (confidential treatment                                  N
                                                  requested)
----------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield                     (confidential treatment                                  N
                                                  requested)
----------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield                     (confidential treatment                                  N
                                                  requested)
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Distributed Computing SLA            Page 34

Schedule A
                         DISTRIBUTED COMPUTING SERVICES
                           SERVICE LEVEL REQUIREMENTS
================================================================================

Corporate        Chesterfield                     (confidential treatment                                      N
                                                  requested)
--------------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield                     (confidential treatment                                      N
                                                  requested)
--------------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield                     (confidential treatment                                      N
                                                  requested)
--------------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield                     (confidential treatment                                      N
                                                  requested)
--------------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield                     (confidential treatment                                      N
                                                  requested)
--------------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield                     (confidential treatment                                      N
                                                  requested)
--------------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield  Bank of America    (confidential treatment                                      Y
                                                  requested)
--------------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield                     (confidential treatment                                      N
                                                  requested)
--------------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield                     (confidential treatment                                      N
                                                  requested)
--------------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield                     (confidential treatment                                      N
                                                  requested)
--------------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield                     (confidential treatment                                      N
                                                  requested)
--------------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield                     (confidential treatment                                      N
                                                  requested)
--------------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield                     (confidential treatment                                      N
                                                  requested)
--------------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield                     (confidential treatment                                      N
                                                  requested)
--------------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield                     (confidential treatment                                      N
                                                  requested)
--------------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield                     (confidential treatment                                      N
                                                  requested)
--------------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield                     (confidential treatment                                      N
                                                  requested)
--------------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield                     (confidential treatment                                      N
                                                  requested)
--------------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield                     (confidential treatment
                                                  requested)                          1.5                      N
--------------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield                     (confidential treatment
                                                  requested)                          4.3                      N
--------------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield                     (confidential treatment                                      N
                                                  requested)
--------------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield                     (confidential treatment                                      N
                                                  requested)
--------------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield                     (confidential treatment                                      N
                                                  requested)
--------------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield                     (confidential treatment                                      N
                                                  requested)
--------------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield                     (confidential treatment                                      N
                                                  requested)
--------------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield                     (confidential treatment                                      N
                                                  requested)
--------------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield                     (confidential treatment                                      N
                                                  requested)
--------------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield                     (confidential treatment                                      N
                                                  requested)
--------------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield                     (confidential treatment                                      N
                                                  requested)
--------------------------------------------------------------------------------------------------------------------------
Cororate         Chesterfield  Macromedia         (confidential treatment
                                                  requested)                                                   N
--------------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield                     (confidential treatment                                      N
                                                  requested)
--------------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield                     (confidential treatment                                      N
                                                  requested)
--------------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield                     (confidential treatment                                      N
                                                  requested)
--------------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield                     (confidential treatment                                      N
                                                  requested)
--------------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield  Microsoft          (confidential treatment
                                                  requested)                                                   N
--------------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield  Microsoft          (confidential treatment
                                                  requested)                                                   N
--------------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield  Microsoft          (confidential treatment
                                                  requested)                                                   N
--------------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield  Microsoft          (confidential treatment
                                                  requested)                                                   N
--------------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield                     (confidential treatment                                      N
                                                  requested)
--------------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield  Microsoft          (confidential treatment
                                                  requested)                                                   N
--------------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield                     (confidential treatment                                      N
                                                  requested)
--------------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield  Microsoft          (confidential treatment
                                                  requested)                                                   N
--------------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield  Netscape           (confidential treatment
                                                  requested)                                                   N
--------------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield                     (confidential treatment                                      N
                                                  requested)
--------------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield                     (confidential treatment                                      N
                                                  requested)
--------------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield                     (confidential treatment                                      N
                                                  requested)
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Distributed Computing SLA            Page 35

Schedule A
                         DISTRIBUTED COMPUTING SERVICES
                           SERVICE LEVEL REQUIREMENTS
================================================================================

Corporate        Chesterfield                     (confidential treatment                                      N
                                                  requested)
--------------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield  Norton             (confidential treatment
                                                  requested)                                                   N
--------------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield                     (confidential treatment                                      N
                                                  requested)
--------------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield                     (confidential treatment                                      N
                                                  requested)
--------------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield                     (confidential treatment                                      N
                                                  requested)
--------------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield                     (confidential treatment                                      N
                                                  requested)
--------------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield                     (confidential treatment
                                                  requested)                          3.1                      N
--------------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield                     (confidential treatment
                                                  requested)                         3.01                      N
--------------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield                     (confidential treatment                                      N
                                                  requested)
--------------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield                     (confidential treatment                                      N
                                                  requested)
--------------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield                     (confidential treatment                                      N
                                                  requested)
--------------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield                     (confidential treatment                                      N
                                                  requested)
--------------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield  Palm               (confidential treatment
                                                  requested)                                                   N
--------------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield                     (confidential treatment                                      N
                                                  requested)
--------------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield                     (confidential treatment                                      N
                                                  requested)
--------------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield                     (confidential treatment                                      N
                                                  requested)
--------------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield                     (confidential treatment                                      N
                                                  requested)
--------------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield                     (confidential treatment                                      N
                                                  requested)
--------------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield                     (confidential treatment                                      N
                                                  requested)                         6.2
--------------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield                     (confidential treatment                                      N
                                                  requested)
--------------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield                     (confidential treatment                                      N
                                                  requested)
--------------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield                     (confidential treatment                                      N
                                                  requested)
--------------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield                     (confidential treatment                                      N
                                                  requested)
--------------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield                     (confidential treatment                                      N
                                                  requested)
--------------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield                     (confidential treatment                                      N
                                                  requested)
--------------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield                     (confidential treatment                                      N
                                                  requested)
--------------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield                     (confidential treatment                                      N
                                                  requested)
--------------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield                     (confidential treatment                                      N
                                                  requested)
--------------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield  Apple              (confidential treatment
                                                  requested)                                                   N
--------------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield  Real               (confidential treatment
                                                  requested)                                                   N
--------------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield  Real               (confidential treatment
                                                  requested)                                                   N
--------------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield                     (confidential treatment                                      N
                                                  requested)
--------------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield                     (confidential treatment
                                                  requested)                          1.1                      N
--------------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield                     (confidential treatment                                      N
                                                  requested)
--------------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield                     (confidential treatment                                      N
                                                  requested)
--------------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield                     (confidential treatment                                      N
                                                  requested)
--------------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield                     (confidential treatment                                      N
                                                  requested)
--------------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield                     (confidential treatment                                      N
                                                  requested)
--------------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield  MacroMedia         (confidential treatment
                                                  requested)                         7.03                      N
--------------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield                     (confidential treatment                                      N
                                                  requested)
--------------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield                     (confidential treatment                                      N
                                                  requested)
--------------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield                     (confidential treatment                                      N
                                                  requested)
--------------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield                     (confidential treatment                                      N
                                                  requested)
--------------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield                     (confidential treatment                                      N
                                                  requested)
--------------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield                     (confidential treatment                                      N
                                                  requested)
--------------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield                     (confidential treatment                                      N
                                                  requested)
--------------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield                     (confidential treatment                                      N
                                                  requested)
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Distributed Computing SLA            Page 36

Schedule A
                         DISTRIBUTED COMPUTING SERVICES
                           SERVICE LEVEL REQUIREMENTS
================================================================================

Corporate        Chesterfield                     (confidential treatment                                      N
                                                  requested)
--------------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield                     (confidential treatment                                      N
                                                  requested)
--------------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield                     (confidential treatment                                      N
                                                  requested)
--------------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield                     (confidential treatment                                      N
                                                  requested)
--------------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield                     (confidential treatment                                      N
                                                  requested)
--------------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield  Microsoft          (confidential treatment                                      N
                                                  requested)
--------------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield  Microsoft          (confidential treatment                                      N
                                                  requested)
--------------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield  Microsoft          (confidential treatment                                      N
                                                  requested)
--------------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield                     (confidential treatment                                      N
                                                  requested)
--------------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield                     (confidential treatment                                      N
                                                  requested)
--------------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield                     (confidential treatment                                      N
                                                  requested)
--------------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield                     (confidential treatment                                      N
                                                  requested)
--------------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield                     (confidential treatment                                      N
                                                  requested)
--------------------------------------------------------------------------------------------------------------------------
Corporate        Chesterfield  Visa               (confidential treatment                                      N
                                                  requested)
--------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------------
  Business Unit       Site       Software Vendor            Product Name            Version  License    2000 Compatible
--------------------------------------------------------------------------------------------------------------------------

DDDG             Chesterfield                     (confidential treatment                                      N
                                                  requested)
--------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------
  Business Unit     Site      Software Vendor            Product Name            Version  License    2000 Compatible
-----------------------------------------------------------------------------------------------------------------------
Halmode          Roanoke    Chase              (confidential treatment                                      Y
                                               requested)
-----------------------------------------------------------------------------------------------------------------------
Halmode          Roanoke    Bank of America    (confidential treatment            3.11                      N
                                               requested)
-----------------------------------------------------------------------------------------------------------------------
Halmode          Roanoke    Bank of America    (confidential treatment             2.7                      N
                                               requested)
-----------------------------------------------------------------------------------------------------------------------
Halmode          Roanoke    Dun & Bradstreet   (confidential treatment                                      Y
                                               requested)
-----------------------------------------------------------------------------------------------------------------------
Halmode          Roanoke    Bank of America    (confidential treatment                                      Y
                                               requested)
-----------------------------------------------------------------------------------------------------------------------
Halmode          Roanoke                       (confidential treatment                                      N
                                               requested)
-----------------------------------------------------------------------------------------------------------------------
Halmode          Roanoke                       (confidential treatment              6                       Y
                                               requested)
-----------------------------------------------------------------------------------------------------------------------
Halmode          Roanoke                       (confidential treatment                                      N
                                               requested)
-----------------------------------------------------------------------------------------------------------------------
Halmode          Roanoke    Gerber             (confidential treatment                                      N
                                               requested)
-----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
   Business Unit    Site  Software Vendor         Product Name          Version          License          2000 Compatible
----------------------------------------------------------------------------------------------------------------------------

Intimate Apparel         BTE Products                                                                            N
----------------------------------------------------------------------------------------------------------------------------
Intimate Apparel                           (confidential treatment                                               N
                                           requested)
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment                                               N
Intimate Apparel                           requested)
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment                                               N
Intimate Apparel                           requested)
----------------------------------------------------------------------------------------------------------------------------
Intimate Apparel         Microsoft         (confidential treatment                                               N
                                           requested)
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Distributed Computing SLA            Page 37

Schedule A
                         DISTRIBUTED COMPUTING SERVICES
                           SERVICE LEVEL REQUIREMENTS
================================================================================

Intimate Apparel         Microsoft         (confidential treatment
                                           requested)                                                            N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel                           requested)                                                            N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel         Compton's         requested)                                                            N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel         Aol               requested)                                                            N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel                           requested)                                                            N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel                           requested)                                                            N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel         AutoDesk          requested)                                                            N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel         AutoDesk          requested)                      2                                     N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel         AutoDesk          requested)                     2.0                                    N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel         AutoDesk          requested)                     6.0                                    N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel         AutoDesk          requested)                     7.0                                    N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel         MicroSolutions    requested)                                                            N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel         MicroSolutions    requested)                                                            N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel         MicroSolutions    requested)                                                            N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel         MicroSolutions    requested)                                                            N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel         MicroSolutions    requested)                                                            N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel         MicroSolutions    requested)                                                            N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel                           requested)                                                            N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel         Bank of America   requested)                                                            N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel         TL Ashford        requested)                                                            N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel         Bell South        requested)                                                            N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel                           requested)                                                            N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel         PowerUp           requested)                                                            N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel         PowerUp           requested)                                                            N
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Distributed Computing SLA            Page 38

Schedule A
                         DISTRIBUTED COMPUTING SERVICES
                           SERVICE LEVEL REQUIREMENTS
================================================================================

                                           (confidential treatment
Intimate Apparel         Olympus           requested)                                                            N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel         Olympus           requested)                     1.11                                   N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel         Olympus           requested)                     1.2                                    N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel         Olympus           requested)                     4.5                                    N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel         IBM               requested)                                                            N
----------------------------------------------------------------------------------------------------------------------------
Intimate Apparel         Colorado Memory   (confidential treatment        2.90                                   N
                         Systems Inc       requested)
----------------------------------------------------------------------------------------------------------------------------
Intimate Apparel         Yellow Freight    (confidential treatment                                               N
                                           requested)
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel         Netscape          requested)                     4.5                                    N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel                           requested)                                                            N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel                           requested)                                                            N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel                           requested)                                                            N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel                           requested)                                                            N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel                           requested)                                                            N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel         Palm              requested)                     3.1                                    N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel         Webshots          requested)                                                            N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel         MicroFrontier     requested)                                                            N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel         Shortcut to:      requested)                                                            N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel                           requested)                                                            N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel         Digital Origin    requested)                                                            N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel                           requested)                     4.0                                    N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel                           requested)                                                            N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel         Wilcom            requested)                     6.1                                    N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel         Wilcom            requested)                     5.1                                    N
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Distributed Computing SLA            Page 39

Schedule A
                         DISTRIBUTED COMPUTING SERVICES
                           SERVICE LEVEL REQUIREMENTS
================================================================================

                                           (confidential treatment
Intimate Apparel         Wilcom            requested)                     5.2                                    N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel         Wilcom            requested)                     5.5                                    N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel         Expert Softwae    requested)                     1.0                                    N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel         Bank of America   requested)                                                            Y
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel         Microsoft         requested)                     2.6                                    N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel         Microsoft         requested)                                                            N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel         Microsoft         requested)                     2.6                                    N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel         Sierra            requested)                                                            N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel         Wacom             requested)                                                            N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel                           requested)                                                            N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel                           requested)                                                            N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment                ABW800R7123522-351
Intimate Apparel         Adobe             requested)                     8.0                                    N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel                           requested)                                                            N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel         AOL               requested)                                                            N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel         Yahoo             requested)                                                            N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel         Sharp             requested)                                                            N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel                           requested)                                                            N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel                           requested)                                                            N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel                           requested)                                                            N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel         Juno              requested)                                                            N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel         JJWhite           requested)                                                            N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel         JJ White          requested)                                                            N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel                           requested)                                                            N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel         JJ White          requested)                                                            N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment

--------------------------------------------------------------------------------
Distributed Computing SLA            Page 40

Schedule A
                         DISTRIBUTED COMPUTING SERVICES
                           SERVICE LEVEL REQUIREMENTS
================================================================================

                                           (confidential treatment
Intimate Apparel         Panasonic         requested)                                                            N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel         TL Ashford        requested)                                                            N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel         JJ White          requested)                                                            N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel                           requested)                                                            N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel         Loftware          requested)                                                            N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel         JJ White          requested)                     3.0                                    N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel         JJ White          requested)                                                            N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel         JJ White          requested)                                                            N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel         JJ White          requested)                                                            N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel         3Com              requested)                                                            N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel         USRobotics        requested)                                                            N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel                           requested)                     1.2                                    N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel                           requested)                     2.1                                    N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel                           requested)                                                            N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel         Microsoft         requested)                                                            N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel         Microsoft         requested)                     8.0                                    N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel         Microsoft         requested)                                                            N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel         Microsoft         requested)                      97                                    N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel         Microsoft         requested)                                                            N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel                           requested)                                                            N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel                           requested)                      1                                     N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel                           requested)                      4                                     N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel         Key               requested)                                                            N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel         Human Concepts    requested)                     3.5                                    N
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Distributed Computing SLA            Page 41

Schedule A
                         DISTRIBUTED COMPUTING SERVICES
                           SERVICE LEVEL REQUIREMENTS
================================================================================


                                           (confidential treatment
Intimate Apparel         Microsoft         requested)                      8                                     N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel         Presto            requested)                                                            N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel         3COM              requested)                                                            N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel                           requested)                                                            N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel         Federal Reserve   requested)                                                            N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel                           requested)                                                            N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel                           requested)                                                            N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel                           requested)                                                            N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel                           requested)                                                            N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel         Wacom             requested)                    1.0.1                                   N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel         Presto            requested)                                                            N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel         Ricoh             requested)                    1.0.1                                   N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel         Adobe             requested)                                                            N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel                           requested)                                                            N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel         AllSoft           requested)                     2.0                                    N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel                           requested)                                                            N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel         Kodak             requested)                  Vol2, Iss2                                N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel         PKWare            requested)                   2.60.03                                  N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel                           requested)                                                            N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel                           requested)                                                            N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel         HP                requested)                                                            N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel                           requested)                                                            N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel                           requested)                                                            N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel                           requested)                                                            N
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Distributed Computing SLA            Page 42

Schedule A
                         DISTRIBUTED COMPUTING SERVICES
                           SERVICE LEVEL REQUIREMENTS
================================================================================

                                           (confidential treatment
Intimate Apparel                           requested)                                                            N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel         PCA               requested)                                                            N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel         JJ White          requested)                                                            N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel         JJ White          requested)                                                            N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel         Enroute           requested)                                                            N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel         Apple             requested)                     4.0                                    N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel         Apple             requested)                                                            N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel         Real              requested)                      G2                                    N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel         WallData          requested)                                                            N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel         WallData          requested)                                                            N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel                           requested)                                                            N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel                           requested)                     1.25                                   N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel         Hewlett Packard   requested)                                                            N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel         MacroMedia        requested)                                                            N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel                           requested)                     2.5                                    N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel                           requested)                                                            N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel         Yellow Freight    requested)                                                            N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel         Lotus             requested)                                                            N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel                           requested)                                                            N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel         JJ White          requested)                                                            N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel                           requested)                                                            N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel         Rand McNally      requested)                                                            N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel                           requested)                                                            N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel         Zoom              requested)                                                            N
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Distributed Computing SLA            Page 43

Schedule A
                         DISTRIBUTED COMPUTING SERVICES
                           SERVICE LEVEL REQUIREMENTS
================================================================================

                                           (confidential treatment
Intimate Apparel                           requested)                                                            N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel                           requested)                                                            N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel         UPS               requested)                                                            N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel         UPS               requested)                                                            N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel                           requested)                                                            N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel         JLIP              requested)                                                            N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel         Microsoft         requested)                                                            N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel         UDL               requested)                                                            N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel         UDL               requested)                                                            N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel                           requested)                                                            N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel                           requested)                                                            N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel                           requested)                                                            N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel                           requested)                                                            N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel                           requested)                                                            N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel                           requested)                     7.0                                    N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel         NicoMak           requested)                                                            N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel         WinZip            requested)                                                            N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel                           requested)                     6.1                                    N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel         NikoMak           requested)                     6.1                                    N
----------------------------------------------------------------------------------------------------------------------------
                                           (confidential treatment
Intimate Apparel                           requested)                                                            N
----------------------------------------------------------------------------------------------------------------------------
Intimate Apparel         IOmega            (confidential treatment                                               N
                                           requested)
----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------
  Business Unit  Site   Software Vendor        Product Name       Version   License   2000 Compatible
--------------------------------------------------------------------------------------------------------

KDD                   Dun & Bradstreet   (confidential treatment                             N
                                         requested)
--------------------------------------------------------------------------------------------------------
KDD                                      (confidential treatment                             N
                                         requested)
--------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Distributed Computing SLA            Page 44

Schedule A
                         DISTRIBUTED COMPUTING SERVICES
                           SERVICE LEVEL REQUIREMENTS
================================================================================

---------------------------------------------------------------------------------------------------------------------
  Business Unit      Site       Software Vendor        Product Name          Version    License    2000 Compatible
---------------------------------------------------------------------------------------------------------------------
KNE              Brockton     ADI                (confidential treatment     8.2.7c                       Y
                                                 requested)
---------------------------------------------------------------------------------------------------------------------
KNE              Brockton     Adobe              (confidential treatment        8                         N
                                                 requested)
---------------------------------------------------------------------------------------------------------------------
                                                 (confidential treatment
KNE              Brockton     Adobe              requested)                    5.5                        N
---------------------------------------------------------------------------------------------------------------------
                                                 (confidential treatment
KNE              Brockton     Adobe              requested)                     4                         N
---------------------------------------------------------------------------------------------------------------------
KNE              Brockton     Applied Intranet   (confidential treatment        5                         N
                                                 requested)
---------------------------------------------------------------------------------------------------------------------
KNE              Brockton     Bank of America    (confidential  treatment                                 Y
                                                 requested
---------------------------------------------------------------------------------------------------------------------
KNE              Brockton     Firstar            (confidential treatment       4.4                        Y
                                                 requested)
---------------------------------------------------------------------------------------------------------------------
                                                 (confidential treatment
KNE              Brockton     Gerber             requested)                  3.7.169                      Y
---------------------------------------------------------------------------------------------------------------------
KNE              Brockton     Human Concepts     (confidential treatment       3.01                       N
                                                 requested)
---------------------------------------------------------------------------------------------------------------------
KNE              Brockton     Macromedia         (confidential treatment        5                         Y
                                                 requested)
---------------------------------------------------------------------------------------------------------------------
                                                 (confidential treatment
KNE              Brockton     Micrografx         requested)                     7                         N
---------------------------------------------------------------------------------------------------------------------
                                                 (confidential treatment
KNE              Brockton     Microsoft          requested)                   4.0.2                       Y
---------------------------------------------------------------------------------------------------------------------
                                                 (confidential treatment
KNE              Brockton     Microsoft          requested)                     3                         Y
---------------------------------------------------------------------------------------------------------------------
                                                 (confidential treatment
KNE              Brockton     Palm               requested)                                               N
---------------------------------------------------------------------------------------------------------------------
                                                 (confidential treatment
KNE              Brockton     Primavision        requested)                   II d                        N
---------------------------------------------------------------------------------------------------------------------
                                                 (confidential treatment
KNE              Brockton     Quark              requested)                    4.1                        Y
---------------------------------------------------------------------------------------------------------------------
                                                 (confidential treatment
KNE              Brockton     STS                requested)                   4.0b                        N
---------------------------------------------------------------------------------------------------------------------
                                                 (confidential treatment
KNE              Brockton     Symantec           requested)                   8.01                        N
---------------------------------------------------------------------------------------------------------------------
                                                 (confidential treatment
KNE              Brockton     UPS Online         requested)                    3.1                        Y
---------------------------------------------------------------------------------------------------------------------
                                                 (confidential treatment
KNE              Brockton     WallData           requested)                     6                         Y
---------------------------------------------------------------------------------------------------------------------
KNE              Brockton     Zenographics       (confidential treatment   5.00.318.0                     N
                                                 requested)
---------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
  Business Unit        Site         Software Vendor         Product Name          Version    License   2000 Compatible
-------------------------------------------------------------------------------------------------------------------------
KWR              City of Industry Adobe              (confidential treatment        3.0                       N
                                                     requested)
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Distributed Computing SLA            Page 45

Schedule A
                         DISTRIBUTED COMPUTING SERVICES
                           SERVICE LEVEL REQUIREMENTS
================================================================================

KWR              City of Industry Adobe              (confidential treatment        5.5                       N
                                                     requested)
-------------------------------------------------------------------------------------------------------------------------
                                                     (confidential treatment
KWR              City of Industry Adobe              requested)                     4.0                       N
-------------------------------------------------------------------------------------------------------------------------
                                                     (confidential treatment
KWR              City of Industry AOL                requested)                     5.0                       N
-------------------------------------------------------------------------------------------------------------------------
                                                     (confidential treatment
KWR              City of Industry Jonathon Cope      requested)                     4.0                       N
-------------------------------------------------------------------------------------------------------------------------
                                                     (confidential treatment
KWR              City of Industry FedEx              requested)                                               N
-------------------------------------------------------------------------------------------------------------------------
                                                     (confidential treatment
KWR              City of Industry Gerber             requested)                    7.6.2                      N
-------------------------------------------------------------------------------------------------------------------------
                                                     (confidential treatment
KWR              City of Industry Gerber             requested)                    9.6.2                      N
-------------------------------------------------------------------------------------------------------------------------
                                                     (confidential treatment
KWR              City of Industry Gerber             requested)                    1.4.1                      N
-------------------------------------------------------------------------------------------------------------------------
                                                     (confidential treatment
KWR              City of Industry Gerber             requested)                    6.0m                       N
-------------------------------------------------------------------------------------------------------------------------
                                                     (confidential treatment
KWR              City of Industry Gerber             requested)                    7.2k                       N
-------------------------------------------------------------------------------------------------------------------------
                                                     (confidential treatment
KWR              City of Industry Gerber             requested)                    1.5.2                      N
-------------------------------------------------------------------------------------------------------------------------
                                                     (confidential treatment
KWR              City of Industry Gerber             requested)                  3.7.1736                     N
-------------------------------------------------------------------------------------------------------------------------
                                                     (confidential treatment
KWR              City of Industry                    requested)                     3.4                       N
-------------------------------------------------------------------------------------------------------------------------
                                                     (confidential treatment
KWR              City of Industry                    requested)                     5.0                       N
-------------------------------------------------------------------------------------------------------------------------
                                                     (confidential treatment
KWR              City of Industry                    requested)                     9.0                       N
-------------------------------------------------------------------------------------------------------------------------
                                                     (confidential treatment
KWR              City of Industry Macromedia         requested)                     4.0                       N
-------------------------------------------------------------------------------------------------------------------------
                                                     (confidential treatment
KWR              City of Industry Macromedia         requested)                     8.0                       N
-------------------------------------------------------------------------------------------------------------------------
                                                     (confidential treatment
KWR              City of Industry Macromedia         requested)                     1.1                       N
-------------------------------------------------------------------------------------------------------------------------
                                                     (confidential treatment
KWR              City of Industry Microrafx          requested)                     4.1                       N
-------------------------------------------------------------------------------------------------------------------------
                                                     (confidential treatment
KWR              City of Industry Microsoft          requested)                    SR-1                       N
-------------------------------------------------------------------------------------------------------------------------
                                                     (confidential treatment
KWR              City of Industry Microsoft          requested)                 3.0.2.1330                    N
-------------------------------------------------------------------------------------------------------------------------
                                                     (confidential treatment
KWR              City of Industry Microsoft          requested)                     5.0                       N
-------------------------------------------------------------------------------------------------------------------------
                                                     (confidential treatment
KWR              City of Industry                    requested)                    3.01                       N
-------------------------------------------------------------------------------------------------------------------------
                                                     (confidential treatment
KWR              City of Industry Palm               requested)                    3.0.1                      N
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Distributed Computing SLA            Page 46

Schedule A
                         DISTRIBUTED COMPUTING SERVICES
                           SERVICE LEVEL REQUIREMENTS
================================================================================

                                                     (confidential treatment
KWR              City of Industry                    requested)                 8.02 & 9.0                    N
-------------------------------------------------------------------------------------------------------------------------
                                                     (confidential treatment
KWR              City of Industry                    requested)                     4.0                       N
-------------------------------------------------------------------------------------------------------------------------
                                                     (confidential treatment
KWR              City of Industry Apple              requested)                     3.0                       N
-------------------------------------------------------------------------------------------------------------------------
                                                     (confidential treatment
KWR              City of Industry                    requested)                     5.0                       N
-------------------------------------------------------------------------------------------------------------------------
                                                     (confidential treatment
KWR              City of Industry                    requested)                                               Y
-------------------------------------------------------------------------------------------------------------------------
                                                     (confidential treatment
KWR              City of Industry                    requested)                     9.0                       N
-------------------------------------------------------------------------------------------------------------------------
KWR              City of Industry                    (confidential treatment        6.3                       N
                                                     requested)
-------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
  Business Unit      Site      Software Vendor         Product Name        Version   License    2000 Compatible
------------------------------------------------------------------------------------------------------------------

Sportswear       Rutherford  Adobe              (confidential treatment       5                        N
                                                requested)
------------------------------------------------------------------------------------------------------------------
Sportswear       Rutherford                     (confidential treatment     Rel 4                      N
                                                requested)
------------------------------------------------------------------------------------------------------------------
Sportswear       Rutherford                     (confidential treatment                                N
                                                requested)
------------------------------------------------------------------------------------------------------------------
                                                (confidential treatment
Sportswear       Rutherford  Bank of America    requested)                 Ver 2.7                     N
------------------------------------------------------------------------------------------------------------------
                                                (confidential treatment
Sportswear       Rutherford                     requested)                 Ver 5.0                     N
------------------------------------------------------------------------------------------------------------------
Sportswear       Rutherford                     (confidential treatment    Ver 2.2                     N
                                                requested)
------------------------------------------------------------------------------------------------------------------
Sportswear       Rutherford                     (confidential treatment     Ver 5                      N
                                                requested)
------------------------------------------------------------------------------------------------------------------
                                                (confidential treatment
Sportswear       Rutherford                     requested)                                             N
------------------------------------------------------------------------------------------------------------------
                                                (confidential treatment
Sportswear       Rutherford  Dun & Bradstreet   requested)                Ver 5.10A                    N
------------------------------------------------------------------------------------------------------------------
Sportswear       Rutherford                     (confidential treatment                                N
                                                requested)
------------------------------------------------------------------------------------------------------------------
                                                (confidential treatment
Sportswear       Rutherford                     requested)                                             N
------------------------------------------------------------------------------------------------------------------
Sportswear       Rutherford                     (confidential treatment    Ver 1.5B                    N
                                                requested)
------------------------------------------------------------------------------------------------------------------
Sportswear       Rutherford                     (confidential treatment                                N
                                                requested)
------------------------------------------------------------------------------------------------------------------
                                                (confidential treatment
Sportswear       Rutherford                     requested)                                             N
------------------------------------------------------------------------------------------------------------------
                                                (confidential treatment
Sportswear       Rutherford                     requested)                                             N
------------------------------------------------------------------------------------------------------------------
                                                (confidential treatment
Sportswear       Rutherford  Microsoft          requested)                 Ver 2.6                     N
------------------------------------------------------------------------------------------------------------------
                                                (confidential treatment
Sportswear       Rutherford  Microsoft          requested)                                             N
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Distributed Computing SLA            Page 47

Schedule A
                         DISTRIBUTED COMPUTING SERVICES
                           SERVICE LEVEL REQUIREMENTS
================================================================================

                                                (confidential treatment
Sportswear       Rutherford  Microsoft          requested)                                             N
------------------------------------------------------------------------------------------------------------------
                                                (confidential treatment
Sportswear       Rutherford                     requested)                  Rel 25                     N
------------------------------------------------------------------------------------------------------------------
                                                (confidential treatment
Sportswear       Rutherford  Palm               requested)                                             N
------------------------------------------------------------------------------------------------------------------
                                                (confidential treatment
Sportswear       Rutherford  Palm               requested)                                             N
------------------------------------------------------------------------------------------------------------------
                                                (confidential treatment
Sportswear       Rutherford                     requested)                 Ver 2.0                     N
------------------------------------------------------------------------------------------------------------------
                                                (confidential treatment
Sportswear       Rutherford                     requested)                                             N
------------------------------------------------------------------------------------------------------------------
                                                (confidential treatment
Sportswear       Rutherford                     requested)                 Ver 1.2                     N
------------------------------------------------------------------------------------------------------------------
                                                (confidential treatment
Sportswear       Rutherford                     requested)                 Ver 4.01                    N
------------------------------------------------------------------------------------------------------------------
                                                (confidential treatment
Sportswear       Rutherford                     requested)                 Ver 2.4                     N
------------------------------------------------------------------------------------------------------------------
                                                (confidential treatment
Sportswear       Rutherford                     requested)                 Ver 1.3                     N
------------------------------------------------------------------------------------------------------------------
                                                (confidential treatment
Sportswear       Rutherford                     requested)                                             N
------------------------------------------------------------------------------------------------------------------
                                                (confidential treatment
Sportswear       Rutherford                     requested)                                             N
------------------------------------------------------------------------------------------------------------------
                                                (confidential treatment
Sportswear       Rutherford                     requested)                                             N
------------------------------------------------------------------------------------------------------------------
                                                (confidential treatment
Sportswear       Rutherford                     requested)                                             Y
------------------------------------------------------------------------------------------------------------------
                                                (confidential treatment
Sportswear       Rutherford                     requested)                  Rel 26                     N
------------------------------------------------------------------------------------------------------------------
                                                (confidential treatment
Sportswear       Rutherford                     requested)                 Ver 8.0                     N
------------------------------------------------------------------------------------------------------------------
                                                (confidential treatment
Sportswear       Rutherford                     requested)                   6.3                       N

------------------------------------------------------------------------------------------------------------------------------------
   Business Unit         Site         Software Vendor         Product Name          Version        License        2000 Compatible
------------------------------------------------------------------------------------------------------------------------------------

                                                       (confidential treatment
                   NY               Adobe              requested)                                                        N
------------------------------------------------------------------------------------------------------------------------------------
                                                       (confidential treatment
                   NY               Adobe              requested)                     1.1                                N
------------------------------------------------------------------------------------------------------------------------------------
                                                       (confidential treatment
                   NY               Adobe              requested)                     5.5                                N
------------------------------------------------------------------------------------------------------------------------------------
                                                       (confidential treatment
                   NY               AOL                requested)                      4                                 N
------------------------------------------------------------------------------------------------------------------------------------
                                                       (confidential treatment
                   NY               AOL                requested)                      5                                 N
------------------------------------------------------------------------------------------------------------------------------------
                                                       (confidential treatment
                   NY                                  requested)                                                        N
------------------------------------------------------------------------------------------------------------------------------------
                                                       (confidential treatment
                   NY                                  requested)                                                        N
------------------------------------------------------------------------------------------------------------------------------------
                                                       (confidential treatment
                   NY               Gerber             requested)                    7.6.2                               N
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Distributed Computing SLA            Page 48

Schedule A
                         DISTRIBUTED COMPUTING SERVICES
                           SERVICE LEVEL REQUIREMENTS
================================================================================

                                                       (confidential treatment
                   NY               Gerber             requested)                    9.6.2                               N
------------------------------------------------------------------------------------------------------------------------------------
                                                       (confidential treatment
                   NY               Gerber             requested)                    1.4.1                               N
------------------------------------------------------------------------------------------------------------------------------------
                                                       (confidential treatment
                   NY               Gerber             requested)                    1.5.2                               N
------------------------------------------------------------------------------------------------------------------------------------
                                                       (confidential treatment
                   NY               Gerber             requested)                   3.7.1736                             N
------------------------------------------------------------------------------------------------------------------------------------
                                                       (confidential treatment
                   NY                                  requested)                     5.0                                N
------------------------------------------------------------------------------------------------------------------------------------
                                                       (confidential treatment
                   NY               Lotus              requested)                                                        N
------------------------------------------------------------------------------------------------------------------------------------
                                                       (confidential treatment
                   NY                                  requested)                                                        N
------------------------------------------------------------------------------------------------------------------------------------
                                                       (confidential treatment
                   NY               Microrafx          requested)                     4.1                                N
------------------------------------------------------------------------------------------------------------------------------------
                                                       (confidential treatment
                   NY               Microsoft          requested)                                                        N
------------------------------------------------------------------------------------------------------------------------------------
                                                       (confidential treatment
                   NY               Microsoft          requested)                                                        Y
------------------------------------------------------------------------------------------------------------------------------------
                                                       (confidential treatment
                   NY               Microsoft          requested)                                                        N
------------------------------------------------------------------------------------------------------------------------------------
                                                       (confidential treatment
                   NY                                  requested)                                                        N
------------------------------------------------------------------------------------------------------------------------------------
                                                       (confidential treatment
                   NY               Palm               requested)                    3.0.1                               N
------------------------------------------------------------------------------------------------------------------------------------
                                                       (confidential treatment
                   NY                                  requested)                                                        N
------------------------------------------------------------------------------------------------------------------------------------
                                                       (confidential treatment
                   NY                                  requested)                                                        N
------------------------------------------------------------------------------------------------------------------------------------
                                                       (confidential treatment
                   NY                                  requested)                                                        N
------------------------------------------------------------------------------------------------------------------------------------
                                                       (confidential treatment
                   NY                                  requested)                                                        N
------------------------------------------------------------------------------------------------------------------------------------
                                                       (confidential treatment
                   NY                                  requested)                                                        N
------------------------------------------------------------------------------------------------------------------------------------
                                                       (confidential treatment
                   NY                                  requested)                     6.3                                N
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Distributed Computing SLA            Page 49

Schedule A
                         DISTRIBUTED COMPUTING SERVICES
                           SERVICE LEVEL REQUIREMENTS
================================================================================

ATTACHMENT H - WORK IN PROGRESS

No work in progress
































--------------------------------------------------------------------------------
Distributed Computing SLA           Page 50

                                                                      SCHEDULE B


                                                           Applications Services
                                                      Service Level Requirements

Schedule B
                                  APPLICATIONS
                           SERVICE LEVEL REQUIREMENTS
================================================================================

                                Table of Contents

1    INTRODUCTION ..........................................................   3

  1.1     General Responsibilities .........................................   3

2    DEFINITION OF SERVICES ................................................   4

  2.1     Application Development Services .................................   4
    2.1.1    Planning and Analysis .........................................   4
    2.1.2    Requirements Definition .......................................   4
    2.1.3    Design Specifications .........................................   5
    2.1.4    Acquisition ...................................................   5
    2.1.5    Construction/Development ......................................   5
    2.1.6    Integration and Testing .......................................   6
    2.1.7    Implementation and Migration ..................................   6
    2.1.8    Monitoring and Reporting ......................................   7
    2.1.9    Configuration Management/Change Control .......................   7
    2.1.10   Training ......................................................   7
    2.1.11   Documentation .................................................   7
    2.1.12   Emergency .....................................................   8
  2.2     Application Maintenance Services .................................   8
     2.2.1   Corrective Maintenance ........................................   8
     2.2.2   Preventive Maintenance ........................................   8
     2.2.3   Adaptive Maintenance ..........................................   9
     2.2.4   Perfective Maintenance ........................................   9
     2.2.5   Release Packaging .............................................   9
     2.2.6   Technical and End-User Support ................................   9
     2.2.7   Monitoring and Reporting                                         10

3    SERVICE ENVIRONMENT ...................................................  11

  3.1     Equipment ........................................................  11
  3.2     Entities and Locations ...........................................  11
  3.3     Policies, Procedures and Standards ...............................  11
  3.4     Agreements and Licenses ..........................................  11
  3.5     Work in Progress .................................................  11

4    SERVICE LEVELS ........................................................  12

  4.1     Objectives .......................................................  12
  4.2     Definitions ......................................................  12
  4.3     Service Levels ...................................................  15
  4.4     Customer Satisfaction ............................................  22

5    ROLES AND RESPONSIBILITIES ............................................  24

6    SERVICE UTILIZATION ...................................................  29

7    PRICING REQUIREMENTS ..................................................  29

--------------------------------------------------------------------------------
Application Services SLA               i

Schedule B
                                  APPLICATIONS
                           SERVICE LEVEL REQUIREMENTS
================================================================================

ATTACHMENT B - APPLICATION LISTING .......................................... 30

ATTACHMENT H - WORK IN PROGRESS ............................................. 34

ATTACHMENT I - EDI PRODUCTION SUPPORT ROLES AND RESPONSIBILITIES DEFINITION
(TO BE FINALIZED WITHIN 30 DAYS AFTER THE CONTRACT SIGNING DATE) ............  1

LIST OF TABLES

TABLE 1.   APPLICATION DEVELOPMENT SERVICE LEVEL REQUIREMENTS ............... 15
TABLE 2.   APPLICATION OPERATIONS AND MAINTENANCE SERVICE LEVEL
           REQUIREMENTS ..................................................... 19


--------------------------------------------------------------------------------
Application Services SLA               ii

Schedule B
                                  APPLICATIONS
                           SERVICE LEVEL REQUIREMENTS
================================================================================

1    INTRODUCTION

     This service level agreement provides a description of the applications service area, the environment, service level requirements (SLRs), and roles and responsibilities for the provision of products and services in support of Kellwood.

     1.1    General Responsibilities

            The following are general responsibilities that, pursuant to other Kellwood guidelines, EDS shall be responsible for:
            a. Providing the services, defined in Section 2, covering the service environment described in Section 3, at the service levels prescribed in Section 4. EDS and Kellwood are respectively responsible for performing the roles and responsibilities defined in more detail in Section 5.
            b. Providing the application development and maintenance services as defined in this SLA document as of the commencement date.
            c. Complying with Kellwood policies, regulations and standards applicable to Kellwood for information, information systems, personnel, physical and technical security.
            d. Conforming to changes in laws, regulations, and policies. Major changes shall be proposed on an Initiative basis to alter the environment to conform to the new requirements.
            e. Reporting performance against service level requirements.
            f. Coordinating all changes to the Information Technology
               Infrastructure that may affect the service levels of any other service area with Kellwood IT Management.

--------------------------------------------------------------------------------
Application Services                    3

Schedule B
                                  APPLICATIONS
                           SERVICE LEVEL REQUIREMENTS
================================================================================

2    DEFINITION OF SERVICES

     2.1  Application Development Services

          Application development services are defined as all life-cycle activities associated with the provision of services related to the development of new applications and major enhancements. Application development services are defined as work effort of greater than 30 man-days. Application development services are performed on an Initiative basis and include the following life-cycle activities.

     2.1.1  Planning and Analysis

            Planning and analysis services are the activities associated with the research of new application development trends, products, and services that offer opportunities to improve the efficiency and effectiveness of the application environment, as well as for meeting business requirements. Such activities include:

            a. Investigating and documenting new products and services, such as hardware components, system software and transmission facilities.
            b. Assessing process re-engineering methodologies.
            c. Performing operational planning for capacity and performance purposes.
            d. Conducting feasibility studies for the implementation of new technologies.
            e. Performing project estimation using a commercial project estimation tool.
            f. Participating in annual technical and business planning sessions to establish standards, architecture and project initiatives.
            g. Conducting semi-annual technical reviews and workshop on trends and best practices
            h. Planning for disaster recovery.
            i. Conducting security planning.

     2.1.2  Requirements Definition

               Requirements definition services are the activities associated with the assessment of user requirements that are used to determine detailed application design. Such activities include:


--------------------------------------------------------------------------------
Application Services SLA               4

Schedule B
                                  APPLICATIONS
                           SERVICE LEVEL REQUIREMENTS
================================================================================

       a. Conducting interviews, group workshops and surveys.
       b. Meeting with Kellwood requirements groups and representatives.
       c. Developing and maintaining functional requirements documents, logical and physical data models, etc.

2.1.3  Design Specifications

       Design specification services are the activities associated with developing application design specifications that meet Kellwood technical architectural standards and identifies and describes the following elements that are required to deliver the most cost-effective solution to the implementation option under consideration. Design activities include:
       a. Creating documentation that specifies all components, program modules, data stores, interfaces, interface components and associated operations procedures for the Kellwood technical environment.
       b. Obtaining Kellwood oversight and approval through coordination with the appropriate architectural or technical oversight authority.

2.1.4  Acquisition

       Acquisition services are the activities associated with the evaluation, selection, and acquisition of new and upgraded hardware and software. Such activities include:
       a. Developing and issuing requests for proposals.
       b. Rating Provider proposals.
       c. Negotiating contracts.
       d. Coordinating delivery.
       e. Ensuring compliance with established Kellwood IT standards and architectures.
       f. Adhering to Kellwood acceptance processes.

2.1.5  Construction/Development

       Construction and/or development services are the activities associated with the construction and/or development of the application modules using the information from the previous phases as critical input. Construction can be accomplished by in-house custom development, customization of commercial off-the-shelf (COTS) products or implementation of COTS packages.


--------------------------------------------------------------------------------
Application Services SLA               5

Schedule B
                                  APPLICATIONS
                           SERVICE LEVEL REQUIREMENTS
================================================================================

2.1.6  Integration and Testing

       Integration and testing services are the activities associated with ensuring that all individual program components configured with or added to the applications environment work together properly as a single system performing all of the intended functions. This includes application interfaces to other applications in production. Such activities include:
       a. Performing all appropriate life-cycle integration and in-house development tests (e.g., unit testing, end-to-end testing, stress testing, regression testing, etc.).
       b. Selective random independent testing, where the random selection includes some complex modules (i.e., independent verification and validation testing).
       c. User acceptance and assurance testing.
       d. Maintaining test data.
       e. Staging systems before implementation.
       f. Performing modifications and performance enhancement adjustments to Kellwood system software and utilities as a result of changes to architectural standards.
       g. Managing the integration test environment.

2.1.7  Implementation and Migration

       Implementation and migration services are the activities associated with the installation and migration of new and upgraded components to the production environment. Such activities include:



--------------------------------------------------------------------------------
Application Services SLA               6

Schedule B
                                  APPLICATIONS
                           SERVICE LEVEL REQUIREMENTS
================================================================================

       a. Installing new or enhanced functions or features.
       b. Installing new or enhanced hardware items, components, peripherals, or configuration and system management tools to operate with the support application environment.
       c. Performing data migration from existing systems to new systems, by either electronic or manual methods.
       d. Delivering system and user documentation.
       e. Conducting pre-installation site surveys.
       f. Test to production turnover implementation support.

2.1.8  Monitoring and Reporting

       Monitoring and reporting services are the activities associated with the ongoing surveillance, tracking, problem escalation, resolution and reporting of application development problems. These problem management activities require coordination with the help desk for level 2 support. Additionally, EDS shall on a monthly basis, provide to Kellwood, a consolidated list of Initiatives under development, including status.

2.1.9  Configuration Management/Change Control

       Configuration management/change control activities include services required to appropriately manage and document (e.g., version control, profiles, security plans, etc.) changes to the existing applications environment.

2.1.10 Training

       Training services are the activities associated with the improvement of skills through education and instruction. Delivery methods that are offered for training include classroom style and computer-based instruction. Additionally, training includes the initial end-user training on new and current products and services. Training services are provided to Kellwood end users for improving "how-to-use" skills related to systems and applications.

2.1.11 Documentation

       Documentation services are the activities associated with developing, revising, maintaining, reproducing and distributing information in hard copy and electronic form. The types of documents include:


--------------------------------------------------------------------------------
Application Services SLA               7

Schedule B
                                  APPLICATIONS
                           SERVICE LEVEL REQUIREMENTS
================================================================================

           a. System specifications and documentation.
           b. End-user documentation.
           c. Site and system security plans.
           d. Standard operating procedures.
           e. Updates and release notes.

    2.1.12 Emergency

           Emergency services are defined as activities to provide application development and maintenance services as specified above to support user requirements under emergency conditions while maintaining current service levels. Emergency events may increase work volumes substantially within a short period of time and may persist for a specified duration. EDS shall support these services by providing a structured process for supporting, managing, monitoring and reporting actions related to unanticipated changes in operational requirements.

2.2 Application Maintenance Services

    Application maintenance services are the activities associated with repairing defects and developing minor functional enhancements (less than 30 man days) for production application programs and systems listed in Attachment B. Application maintenance services include all life-cycle support activities described above. Additionally, application maintenance services have the following specific activities:

    2.2.1 Corrective Maintenance

          The repair of defects to enable applications, which are in production, to provide the required functionality to meet service levels. Full recovery of the application(s) is to be completed unless otherwise approved by Kellwood and is to cover files/deliverables, such as:
          a. Databases.
          b. Printed reports.
          c. Microfiche.
          d. Interface files.
          e. Web pages.

    2.2.2 Preventive Maintenance

          Covers events, which if not addressed proactively, could impact applications in production, such as:



--------------------------------------------------------------------------------
Application Services SLA               8

Schedule B
                                  APPLICATIONS
                           SERVICE LEVEL REQUIREMENTS
================================================================================

           a. Changing business volumes.
           b. Special testing for events, such as:
              . Public holidays.
              . End of financial year.
              . End of calendar year.
              . Daylight savings.

     2.2.3 Adaptive Maintenance

           Ensuring that application performance is not affected by changes to interfacing applications, new applications or packages and technical environment changes, which if not addressed proactively, could impact applications in production, such as:
           a. Upgrades of operating software
           b. New/changed equipment
           c. Interface changes.

     2.2.4 Perfective Maintenance

           Ensuring that applications operate at peak efficiency including application and end user failure point elimination, process streamlining and implementation of 3/rd/ party upgrades, new releases and emergency fixes with particular focus on areas such as:
           a. System CPU hours.
           b. Storage space.
           c. Response time.
           d. Database performance tuning.

     2.2.5 Release Packaging

           Release packaging activities are the activities associated with the packaging of software changes into suitable releases by support application as approved by Kellwood. Software version control, both electronic and manual, is included. Regularity of releases could vary depending upon size and urgency of individual changes having regard to risk mitigation. EDS shall develop an ongoing process for the implementation of a 12-month rolling application release timetable (with associated variation mechanism). The ongoing process and the initial 12-month rolling timetable for each application are to be approved by Kellwood.

     2.2.6 Technical and End-User Support

           Technical support services are the activities associated with expert technical assistance required for the tuning of support



-------------------------------------------------------------------------------
Application Services SLA               9

Schedule B
                                  APPLICATIONS
                           SERVICE LEVEL REQUIREMENTS
================================================================================

           applications and utilities for optimal system performance. Also included is expert Tier 1 and Tier 2 technical assistance for the help desk and for Kellwood end-users.

     2.2.7 Monitoring and Reporting

           Monitoring and reporting services are the activities associated with the ongoing health checks, status reporting, and problem management (ongoing surveillance, tracking, escalation, resolution, and tracking of problems) of application development and support activities. Problem management activities described within this document require coordination with the Help Desk. Additionally, EDS shall:
           a. Define an ongoing process for monthly reporting to Kellwood of application production problems on a defect basis within three months after commencement date.
           b. Provide an electronic copy of a consolidated list of applications being maintained with related information on a monthly basis.





--------------------------------------------------------------------------------
Application Services SLA              10

Schedule B
                                  APPLICATIONS
                           SERVICE LEVEL REQUIREMENTS
================================================================================

3  SERVICE ENVIRONMENT

   This section describes the scope of services described in Section 2. This includes assets, locations, policies and procedures, licenses and agreements and work in progress. Schedules and attachments are associated with each section to allow for quarterly updates and changes.

   3.1 Equipment

       All hardware and software for the provision of the services described in this document that are installed, on-order, or used by EDS and Kellwood in the application service area as of the commencement date, are included in the SLRs. A list is provided in Schedules L, M and T.


   3.2 Entities and Locations

       The Kellwood locations that are included in the scope of this document are listed in Schedule R.

   3.3 Policies, Procedures and Standards

       EDS is responsible for complying with Kellwood policies, directives, regulations and procedures, including governance standards. See Schedule K.

   3.4 Agreements and Licenses

       Kellwood currently has agreements and licenses with a number of existing Providers to provide some of the services defined in the scope of this document. These Providers are responsible for all work under these contracts at the service levels prescribed in the contracts. A list of existing agreements and licenses is contained in Schedule M.

   3.5 Work in Progress

       Kellwood currently has a number of projects and Initiatives in progress that are included in the scope of this document, and are the responsibility of EDS to complete within the time frames specified by Kellwood. A list of these projects is provided in Attachment H.




--------------------------------------------------------------------------------
Application Services SLA              11

Schedule B
                                  APPLICATIONS
                           SERVICE LEVEL REQUIREMENTS
================================================================================

4  SERVICE LEVELS

   4.1 Objectives

       A key objective of Kellwood's decision to outsource IT services is to attain required service levels. The desired service levels are detailed in the following sections.

   4.2 Definitions

       Target - is the desired level of service Kellwood is seeking for that particular service level requirement.

       Performance Requirement - the percentage of time or instances that the target service level must be met.

       Weighting Factor % - "Weighting Factor" means, for any MASL, or Critical Milestone, the factor that is applied to the At-Risk Amount for purposes of calculating the Service Level Fee Reductions in the event of any Failure during a given Measurement Interval. The Weighting Factor for each MASL and each Critical Milestone is set forth in Schedule G. The total of the Weighting Factors (i) for Contract Year 1, is (confidential treatment requested); (ii) for Contract Year 2, is (confidential treatment requested); and (iii) for each of Contract Years 3-5, shall not exceed (confidential treatment requested).

       Measurement Interval - the period of time performance will be calculated. This takes into consideration the impact of continuous outage. A monthly measurement interval for a 99% Minimum Performance for a 7x24 system with 8 hours of weekly planned downtime would allow 6.4 hours of a continuous outage with no other outages during the month. A weekly interval would only allow 1.6 hours of a continuous outage.

       Year 1, Year 2 - refers to the first two annual periods of the contract.

       Business Day - 12 hours in duration, 0700 - 1900 local time.

       Week - a week is 7 days, or 5 business days, excluding holidays. If a trouble incident is reported at 1430 hours and the hours of operation for the services or system are from 0730 to 1430, then the problem can be repaired during the next business day. If the hours of operation are 0000 - 2400, then the problem should be corrected within the agreed to time to repair (in hours).

       Schedule - All references to schedule (e.g., 0730 hours) in the SLR tables are local time for the point of service.

--------------------------------------------------------------------------------
Application Services SLA              12

Schedule B
                                  APPLICATIONS
                           SERVICE LEVEL REQUIREMENTS
================================================================================

              Project Estimation Methods and Tools - a set of disciplines and techniques that allow an IT professional to quantify labor and materials to determine schedule and cost, which is adjusted for risk. Project estimation tools provide a series of questions that allow the professional to input values to a system. The system provides a common frame of reference for EDS and Kellwood to understand how cost and schedule were derived.

              Milestone - a point in a project plan when completion of a significant component or module is to be completed. Typically, milestones are expressed as deliverables to the client in a statement of work. The client reviews the deliverable to determine that it has been completed to the satisfaction of the terms of the statement of work. If the deliverable is satisfactory, the client signs off that the milestone has been completed.

              Specifications - the functional and technical requirements of a solution, which are codified in a document.

              Service Request - a request by Kellwood submitted to EDS for application enhancements or new development.

              SEI/CMM Level - The Software Engineering Institute/Capability Maturity Model is a reference model that is used for determining a software development organization's level of competency. Level 1 is characterized by an organization's adhoc development processes, Level 2 has repeatable processes, Level 3 has defined or documented processes that are consistently used, Level 4 build has metrics for managing the processes, and Level 5 includes processes for optimization and improvement.

              Availability - The percentage of time the service is fully operational. Availability represents a measure of the fraction of time during a defined period when the service provided is deemed to be better than the defined Quality of Service (QoS) threshold.



                   Availability(%) = 100% - Unavailability (%)

                       Where Unavailability is defined as:

                         (SIGMA) Outage Duration x 100%

                         Schedule Time - Planned Outages


--------------------------------------------------------------------------------
Application Services SLA              13

Schedule B
                                  APPLICATIONS
                           SERVICE LEVEL REQUIREMENTS
================================================================================

                 o Availability of support staff - refers to the schedule of time that EDS will have staff available to respond to service requests or Tier 2 calls.

                 o Availability of application - refers to the time applications will be running and operable according to specifications.

              Custom  - refers to home-grown applications (e.g. DOS-400, EBA)

              Package - refers to 3rd party purchased applications (e.g. Manhattan Associates PkMS, Oracle, EXTOL, Infinium)

              Incident - A single support issue, typically denoted by a request for service or identification of a problem. For example, incidents may be for "how-to" use a particular application function or may be to fix a problem or defect in an application

              Incident Resolution Time - The time elapsed from the initiation of a ticket until service is restored. EDS will put tickets in a pending status upon resolution until confirmation from the end user is received that the ticket should be closed or five business days have passed from the time the user was asked to verify closure of the ticket. Upon either positive confirmation of closure from the user or the passage of five business days, the ticket will be considered closed. If the user indicates the issue was not resolved, then the ticket will be put back in open status.

              Response Time - Duration between when a request for service or problem resolution is reported to the help desk initiating a ticket and a support technician or engineer provides initial feedback to the customer via telephone, voicemail or e-mail.



--------------------------------------------------------------------------------
Application Services SLA              14

Schedule B
                                  APPLICATIONS
                           SERVICE LEVEL REQUIREMENTS
================================================================================

     4.3  Service Levels

          The following minimum service levels are required at contract commencement. On the 13th month (Year 2), EDS will deliver the IT services at improved service levels where described.

          Table 1. Application Development Service Level Requirements*

---------------------------------------------------------------------------------------------------------------------------------
Categories                Measure                           Year 1                                     Year 2
                                                      Quality of Service                         Quality of Service
                                          ---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
Project Estimation        Target                        (confidential                              (confidential
Methods and Tools Used                                  treatment                                  treatment
For Cost and Schedule                                   requested) of                              requested)
                                                        projects                                   of projects
---------------------------------------------------------------------------------------------------------------------------------
                          Performance                   (confidential                              (confidential
                          Requirement                   treatment                                  treatment
                                                        requested)                                 requested)
---------------------------------------------------------------------------------------------------------------------------------
                          Weighting                     (confidential                              TBD
                          Factor %                      treatment
                                                        requested)
---------------------------------------------------------------------------------------------------------------------------------
                          Measurement                   Measure                                    Measure
                          Interval                      Monthly,                                   Monthly,
                                                        Report Monthly                             Report Monthly
---------------------------------------------------------------------------------------------------------------------------------
Project Estimation        Target Cost                   Actual Estimate                             Actual
(actual cost versus                                                                                 Estimate
estimated cost
---------------------------------------------------------------------------------------------------------------------------------
                          Performance                   Actual no                                  Actual no
                          Requirement                   more than                                  more than
                                                        (confidential                              (confidential
                                                        treatment                                  treatment
                                                        requested)                                 requested)
                                                        higher than                                higher than
                                                        estimate.                                  estimate.
---------------------------------------------------------------------------------------------------------------------------------
                          Weighting                     (confidential                              TBD
                          Factor %                      treatment
                                                        requested)
---------------------------------------------------------------------------------------------------------------------------------
                          Measurement                   Measure                                    Measure
                          Interval                      Monthly,                                   Monthly,
                                                        Report Monthly                             Report Monthly
---------------------------------------------------------------------------------------------------------------------------------
Service Requests          Target Time                   Deliver                                    Deliver
                                                        proposal                                   proposal
                                                        within                                     within
                                                        (confidential                              (confidential
                                                        treatment                                  treatment
                                                        requested)                                 requested)
                                                        business days                              business
                                                        of request                                 days of request
---------------------------------------------------------------------------------------------------------------------------------
                          Performance                   (confidential                              (confidential
                          Requirement                   treatment                                  treatment
                                                        requested)                                 requested)
---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Application Services SLA              15

Schedule B
                                  APPLICATIONS
                           SERVICE LEVEL REQUIREMENTS
================================================================================

--------------------------------------------------------------------------------
                                              Year 1               Year 2
 Categories         Measure            Quality of Service     Quality of Service
                                       -----------------------------------------
--------------------------------------------------------------------------------
                    Weighting             (confidential             TBD
                    Factor %              treatment
                                          requested)
--------------------------------------------------------------------------------
                    Measurement           Measure                   Measure
                    Interval              Monthly, Report           Monthly,
                                          Monthly                   Report
                                                                    Monthly
--------------------------------------------------------------------------------

     * - Application development will not adversely affect performance and response time of Kellwood applications without prior approval from the Kellwood Representative.



--------------------------------------------------------------------------------
Application Services SLA              16

Schedule B
                                  APPLICATIONS
                           SERVICE LEVEL REQUIREMENTS
================================================================================

---------------------------------------------------------------------------------------------------------------------------------
Categories                Measure                            Year 1                                    Year 2
                                                       Quality of Service                        Quality of Service
                                            -------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
Milestone Completion      Target Milestones             (confidential                              (confidential
                                                        treatment                                  treatment
                                                        requested) of                              requested)
                                                        milestones by                              of milestones
                                                        scheduled                                  by scheduled
                                                        completion                                 completion
                                                        date                                       date
---------------------------------------------------------------------------------------------------------------------------------
                          Minimum                       (confidential                              (confidential
                          Performance                   treatment                                  treatment
                                                        requested)                                 requested)
---------------------------------------------------------------------------------------------------------------------------------
                          Weighting                     (confidential                              TBD
                          Factor %                      treatment
                                                        requested)
---------------------------------------------------------------------------------------------------------------------------------
                          Measurement                   Measure                                    Measure
                          Interval                      Monthly,                                   Monthly,
                                                        Report                                     Report
                                                        Monthly                                    Monthly
---------------------------------------------------------------------------------------------------------------------------------
Planning and analysis        Target Time    Deliver answer to request within         Deliver answer to request within
requests                                    (confidential treatment requested)       (confidential treatment requested)
                                            business days of request unless          business days of request unless otherwise
                                            otherwise mutually agreed upon           mutually agreed upon
---------------------------------------------------------------------------------------------------------------------------------
                          Performance          (confidential treatment requested)        (confidential treatment requested)
                          Requirement
---------------------------------------------------------------------------------------------------------------------------------
                          Weighting            (confidential treatment requested)                        TBD
                          Factor %
---------------------------------------------------------------------------------------------------------------------------------
                             Measurement       Measure Quarterly, Report Monthly          Measure Quarterly, Report Monthly
                              Interval
---------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
Application Services SLA             17

Schedule B
                                  APPLICATIONS
                           SERVICE LEVEL REQUIREMENTS
================================================================================


---------------------------------------------------------------------------------------------------------------------------------
Categories       Measure                            Year 1                                          Year 2
                                              Quality of Service                              Quality of Service
                                 ------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
Productivity*    Target
                 Productivity
---------------------------------------------------------------------------------------------------------------------------------
                 Target
                 Deviations
---------------------------------------------------------------------------------------------------------------------------------
                 Performance
                 Requirement
---------------------------------------------------------------------------------------------------------------------------------
                 Weighting                    TBD                                               TBD
                 Factor %
---------------------------------------------------------------------------------------------------------------------------------
                 Measurement                  Measure Monthly,                                  Measure Monthly,
                 Interval                     Report Monthly                                    Report Monthly
---------------------------------------------------------------------------------------------------------------------------------
SEI/CMM Level    Target Level                 (confidential                                     (confidential
                                              treatment                                         treatment
                                              requested) of                                     requested) of
                                              projects                                          projects
---------------------------------------------------------------------------------------------------------------------------------
                 Performance                  Level 2                                           Level 3
                 Requirement                  compliant with                                    compliant
                                              Level 3
                                              characteristics
---------------------------------------------------------------------------------------------------------------------------------
                 Weighting                    (confidential                                     TBD
                 Factor %                     treatment
                                              requested)
---------------------------------------------------------------------------------------------------------------------------------
                 Measurement                  Annual                                            Annual
                 Interval
---------------------------------------------------------------------------------------------------------------------------------


* - NOTE: Kellwood and EDS will mutually agree upon a method for measuring application development and maintenance productivity and implement this methodology by January 1, 2003. Kellwood will be financially responsible for the cost of tools and training required to implement the methodology and EDS will actively support and assist in the implementation. Once the methodology is identified, Kellwood and EDS will mutually agree upon the appropriate MASL's for inclusion in this Schedule and begin tracking against these MASL's no later than January 1, 2003. These MASL's, at a minimum, will cover productivity and defects. Kellwood can in its sole discretion decide not to implement or delay implementation of this methodology.


--------------------------------------------------------------------------------
Application Services SLA               18

Schedule B
                                  APPLICATIONS
                           SERVICE LEVEL REQUIREMENTS
================================================================================


Table 2.   Application Operations and Maintenance Service Level Requirements*


------------------------------------------------------------------------------------------------------------------------------------
Categories     Measure                              Year 1                                               Year 2
                                              Quality of Service                                   Quality of Service
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Service        Target Time                     Deliver reply                                       Deliver reply
Requests**                                     within                                              within
                                               (confidential                                       (confidential
                                               treatment                                           treatment
                                               requested)                                          requested)
                                               business days                                       business days of
                                               of request                                          request ("High"
                                               ("High"                                             priorities only)
                                               priorities only)
------------------------------------------------------------------------------------------------------------------------------------
               Performance                     (confidential                                       (confidential
               Requirement                     treatment                                           treatment
                                               requested)                                          requested)
------------------------------------------------------------------------------------------------------------------------------------
               Weighting                       (confidential                                       TBD
               Factor %                        treatment
                                               requested)
------------------------------------------------------------------------------------------------------------------------------------
               Measurement                     Measure Monthly,                                    Measure Monthly,
               Interval                        Report Monthly                                      Report Monthly
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Incident       Target                          (confidential                                       (confidential
Resolution     Resolution                      treatment                                           treatment
Time**         Time                            requested) day                                      requested) day
                                               (Severe/Major)                                      (Severe/Major)
------------------------------------------------------------------------------------------------------------------------------------
               Performance                     (confidential                                       (confidential
               Requirement                     treatment                                           treatment
                                               requested)                                          requested)
------------------------------------------------------------------------------------------------------------------------------------
               Weighting                       (confidential                                       TBD
               Factor %                        treatment
                                               requested)
------------------------------------------------------------------------------------------------------------------------------------
               Measurement                     Measure Monthly,                                    Measure Monthly,
               Interval                        Report Monthly                                      Report Monthly
------------------------------------------------------------------------------------------------------------------------------------
               Target                          1 hour                                              1 hour
               Response
               Time
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Incident                          Severe           Major            Minor /         Severe            Major               Minor /
Resolution                         (Stop       (High Urgent)       Cosmetic          (Stop         (High Urgent)         Cosmetic
Time       -                     Production)                      (High, Medium    Production)                         (High, Medium
Severity                                                            / Low)                                               / Low)
Level
------------------------------------------------------------------------------------------------------------------------------------
               Target          (confidential   (confidential     Per mutually    (confidential      (confidential      Per mutually
               Resolution        treatment       treatment        agreed upon      treatment          treatment        agreed upon
               Time           requested) hours requested) hours  prioritization  requested) hours  requested) hours   prioritization
------------------------------------------------------------------------------------------------------------------------------------
               Performance     (confidential   (confidential          TBD        (confidential     (confidential           TBD
               Requirement       treatment       treatment                         treatment         treatment
                                requested)       requested)                        requested)        requested)
------------------------------------------------------------------------------------------------------------------------------------
               Weighting      (confidential    (confidential     (confidential   (confidential          TBD                TBD
               Factor %         treatment        treatment         treatment       treatment
                                requested)       requested)        requested)      requested)
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
Applications Services SLA              19

Schedule B
                                  APPLICATIONS
                           SERVICE LEVEL REQUIREMENTS
================================================================================



                Measurement       Measure          Measure          Measure          Measure         Measure          Measure
                Interval          Monthly,         Monthly,         Monthly,         Monthly,        Monthly,         Monthly,
                                  Report           Report           Report           Report          Report           Report
                                  Monthly          Monthly          Monthly          Monthly         Monthly          Monthly
------------------------------------------------------------------------------------------------------------------------------------
                Target            (confidential    (confidential    (confidential    (confidential   (confidential    (confidential
                Response          treatment        treatment        treatment        treatment       treatment        treatment
                Time              requested) min   requested) min   requested) day   requested) min  requested) min   requested) day
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
SEI/CMM         Target Level                       (confidential                                     (confidential
Level                                              treatment                                         treatment
                                                   requested)                                        requested) of
                                                   projects                                          projects
------------------------------------------------------------------------------------------------------------------------------------
                Performance                        Level 2                                           Level 3
                Requirement                        compliant with                                    compliant
                                                   Level 3
                                                   characteristics
------------------------------------------------------------------------------------------------------------------------------------
                Weighting                          (confidential                                     TBD
                Factor %                           treatment
                                                   requested)
------------------------------------------------------------------------------------------------------------------------------------
                Measurement                        Measure                                           Measure
                Interval                           Annually,                                         Annually, Report
                                                   Report Annually                                   Annually
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

* - Application operations and maintenance will not adversely affect performance and response time of Kellwood applications without prior approval from the Kellwood Representative.
** - Joint planning session to be held every two weeks to review Service Requests and Incidents and plan releases. Priorities for resolution of Minor / Cosmetic items will be reviewed during these sessions.


--------------------------------------------------------------------------------
Application Services SLA               20

Schedule B
                                  APPLICATIONS
                           SERVICE LEVEL REQUIREMNTS
================================================================================


------------------------------------------------------------------------------------------------------------------------------------
Categories      Measure                                Year 1                                               Year 2
                                                 Quality of Service                                   Quality of Service
                                ----------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Availability    Target                            Normal day                                          Normal day
(of support     Availability                      shift with                                          shift with
staff)                                            24-hour call in                                     24-hour call in
                                                  support for                                         support for
                                                  Severe / Major                                      Severe / Major
                                                  Incidents (30                                       Incidents (30
                                                  min. response                                       min. response
                                                  time).                                              time).
                                                  0000-2400 for                                       0000-2400 for
                                                  Severe / Major                                      Severe / Major
                                                  Incident                                            Incident
                                                  Resolution                                          Resolution
------------------------------------------------------------------------------------------------------------------------------------
                Performance                       (confidential                                       (confidential
                Requirement                       treatment                                           treatment
                                                  requested)                                          requested)
------------------------------------------------------------------------------------------------------------------------------------
                Weighting                         (confidential                                       TBD
                Factor %                          treatment
                                                  requested)
------------------------------------------------------------------------------------------------------------------------------------
                Measurement                       Measure Monthly,                                    Measure  Monthly,
                Interval                          Report Monthly                                      Report Monthly
------------------------------------------------------------------------------------------------------------------------------------
Availability    Target                            Available 100%                                      Available 100%
(of             Availability                      of the time                                         of the time (not
application)                                      (not incl                                           incl scheduled
                                                  scheduled                                           outages)
                                                  outages)
------------------------------------------------------------------------------------------------------------------------------------
                Performance                       At least                                            At least
                Requirement                       (confidential                                       (confidential
                                                  treatment                                           treatment
                                                  requested) of                                       requested) of
                                                  the time.                                           the time.
------------------------------------------------------------------------------------------------------------------------------------
                Weighting                         (confidential                                       TBD
                Factor %                          treatment
                                                  requested)
------------------------------------------------------------------------------------------------------------------------------------
                Measurement                       Measure Monthly,                                    Measure Monthly,
                Interval                          Report Monthly                                      Report Monthly


--------------------------------------------------------------------------------
Application Services SLA              21

Schedule B
                                  APPLICATIONS
                           SERVICE LEVEL REQUIREMENTS
================================================================================


---------------------------------------------------------------------------------------------------------------------------------
Categories        Measure                                    Year 1                                    Year 2
                                                       Quality of Service                        Quality of Service
---------------------------------------------------------------------------------------------------------------------------------
Productivity*     Target Productivity
---------------------------------------------------------------------------------------------------------------------------------
                  Target  Deviations
---------------------------------------------------------------------------------------------------------------------------------
                  Performance Requirement
---------------------------------------------------------------------------------------------------------------------------------
                  Weighting Factor %        TBD                                      TBD
---------------------------------------------------------------------------------------------------------------------------------
                  Measurement Interval      Measure Quarterly, Reported Quarterly    Measure Quarterly, Reported Quarterly


* - NOTE: Kellwood and EDS will mutually agree upon a method for measuring application development and maintenance productivity and implement this methodology by January 1, 2003. Kellwood will be financially responsible for the cost of tools and training required to implement the methodology and EDS will actively support and assist in the implementation. Once the methodology is identified, Kellwood and EDS will mutually agree upon the appropriate MASL's for inclusion in this Schedule and begin tracking against these MASL's no later than January 1, 2003. These MASL's, at a minimum, will cover productivity and defects. Kellwood can in its sole discretion decide not to implement or delay implementation of this methodology.

     4.4  Customer Satisfaction

          Kellwood Company and EDS shall establish a service level linked to customer satisfaction using a mutually agreed-upon survey. In designing the survey, the parties shall consider surveying sections of the population throughout the year. For example, the survey could be sent monthly to a statistically valid percent of the Kellwood population.

          EDS shall supply to Kellwood semi-annual reports of customer satisfaction integrating the results of on-going customer satisfaction surveys. Upon delivery of each such report, the parties shall meet to jointly identify any areas of customer dissatisfaction. To address each such area, EDS shall prepare a project plan, with Kellwood's input and approval that includes deliverables and overall schedule.

          EDS shall implement the customer satisfaction projects in accordance with the project plans, and shall report on their progress on a quarterly basis. Each year the parties shall review EDS' performance of the customer satisfaction projects that have been delivered to their functional specifications that year.


--------------------------------------------------------------------------------
Application Services SLA              22

Schedule B
                                  APPLICATIONS
                           SERVICE LEVEL REQUIREMENTS
================================================================================


------------------------------------------------------------------------------------------------------------------------------------
Customer                                                 Year 1                                           Year 2
Satisfaction                                       Quality of Service                               Quality of Service
------------------------------------------------------------------------------------------------------------------------------------
                   Measure
------------------------------------------------------------------------------------------------------------------------------------
                   Target                           (confidential                                    (confidential
                                                    treatment                                        treatment
                                                    requested)                                       requested)
                                                    surveyed very                                    surveyed very
                                                    satisfied or                                     satisfied or
                                                    satisfied                                        satisfied
------------------------------------------------------------------------------------------------------------------------------------
                   Performance                      (confidential                                    (confidential
                   Requirement                      treatment                                        treatment
                                                    requested)                                       requested)
                                                    surveyed very                                    surveyed very
                                                    satisfied or                                     satisfied or
                                                    satisfied                                        satisfied
------------------------------------------------------------------------------------------------------------------------------------
                   Weighting                        (confidential                                    TBD
                   Factor %                         treatment
                                                    requested)
------------------------------------------------------------------------------------------------------------------------------------
                   Measurement                      Measure and                                      Measure and
                   Interval                         Report                                           Report
                                                    Semi-Annually                                    Semi-Annually
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Application Services SLA               23

Schedule B
                                  APPLICATIONS
                           SERVICE LEVEL REQUIREMENTS
================================================================================

5  ROLES AND RESPONSIBILITIES

  -------------------------------------------------------------------------------------------------------------------
  Roles and Responsibilities                                                               EDS          Kellwood
  -------------------------------------------------------------------------------------------------------------------
  Application Development and Maintenance Support Services
  Planning and Analysis
  -------------------------------------------------------------------------------------------------------------------
  1.  Define services and standards for planning and analysis activities.                   X
  -------------------------------------------------------------------------------------------------------------------
  2.  Approve services and standards for planning and analysis activities.                                 X
  -------------------------------------------------------------------------------------------------------------------
  3.  Recommend policies and procedures to implement planning and analysis                  X
      activities.
  -------------------------------------------------------------------------------------------------------------------
  4.  Authorize and approve policies and procedures.                                                       X
  -------------------------------------------------------------------------------------------------------------------
  5.  Perform business liaison function to operational units.                                              X
  -------------------------------------------------------------------------------------------------------------------
  6.  Perform business planning for capacity and performance.                               X
  -------------------------------------------------------------------------------------------------------------------
  7.  Continuously monitor technical trends through independent research;                   X
      document and report on products and services with potential use for the
      Kellwood.
  -------------------------------------------------------------------------------------------------------------------
  8.  Perform feasibility studies for the implementation of new technologies                X
      that best meet Kellwood business needs and expense/service level expectations.
  -------------------------------------------------------------------------------------------------------------------
  9.  Perform project management and estimation functions (including the                    X
      creation of project plans and appropriate management documentation).
  -------------------------------------------------------------------------------------------------------------------
  10. Conduct annual technical and business planning sessions to establish                  X
      standards, architecture and project initiatives.
  -------------------------------------------------------------------------------------------------------------------
  11. Participate in annual technical and business planning sessions to                                    X
      establish standards, architecture and project initiatives.
  -------------------------------------------------------------------------------------------------------------------
  12. Conduct semi-annual technical reviews.                                                X
  -------------------------------------------------------------------------------------------------------------------
  13. Conduct semi-annual workshops on industry trends and best practices.                  X
  -------------------------------------------------------------------------------------------------------------------
  14. Perform disaster recovery planning.                                                   X
  -------------------------------------------------------------------------------------------------------------------
  15. Perform security planning.                                                            X
  -------------------------------------------------------------------------------------------------------------------
  16. Provide standards, procedures and policies regarding security.                                       X
  -------------------------------------------------------------------------------------------------------------------
  Requirements Definition
  -------------------------------------------------------------------------------------------------------------------
  1.  Define requirements determination standards.                                          X
  -------------------------------------------------------------------------------------------------------------------
  2.  Approve requirements determination standards.                                                        X
  -------------------------------------------------------------------------------------------------------------------
  3.  Conduct interviews, group workshops and surveys to determine user                     X
      requirements.
  -------------------------------------------------------------------------------------------------------------------
  4.  Meet with Kellwood requirements groups and representatives.                           X
  -------------------------------------------------------------------------------------------------------------------
  5.  Serve on appropriate requirements groups and panels.                                  X
  -------------------------------------------------------------------------------------------------------------------
  6.  Determine software upgrade conversion requirements for COTS hardware and              X
      software.
  -------------------------------------------------------------------------------------------------------------------
  7.  Document all requirements in required formats (e.g., system                           X
      specifications, data models, and network design schematics).
  -------------------------------------------------------------------------------------------------------------------
  8.  Approve all requirements documents.                                                                  X
  -------------------------------------------------------------------------------------------------------------------
  9.  Recommend system and user acceptance test criteria.                                   X
  -------------------------------------------------------------------------------------------------------------------
  10. Approve system and user acceptance test criteria.                                                    X
  -------------------------------------------------------------------------------------------------------------------
  Design Specification
  -------------------------------------------------------------------------------------------------------------------
  1.  Design and configure technical environment through an annual technology               X
      plan based on Kellwood standards, architecture and project initiatives.
  -------------------------------------------------------------------------------------------------------------------
  2.  Authorize and approve technology plan through coordination with the                                  X
      appropriate Kellwood technology standards group.
  -------------------------------------------------------------------------------------------------------------------
  3.  Conduct site surveys for design efforts as required.                                  X
  -------------------------------------------------------------------------------------------------------------------
  4.  Provide design documentation in required Kellwood formats for all                     X
      products and services.
  -------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Application Services SLA               24

Schedule B
                                  APPLICATIONS
                           SERVICE LEVEL REQUIREMENTS
================================================================================

  -------------------------------------------------------------------------------------------------------------------
  Roles and Responsibilities                                                               EDS          Kellwood
  -------------------------------------------------------------------------------------------------------------------
  5.  Approve design documentation for products and services.                                              X
  -------------------------------------------------------------------------------------------------------------------
  Acquisition
  -------------------------------------------------------------------------------------------------------------------
  1.  Establish acquisition policies and procedures.                                        X
  -------------------------------------------------------------------------------------------------------------------
  2.  Approve acquisition policies and procedures.                                                         X
  -------------------------------------------------------------------------------------------------------------------
  3.  Develop and issue requests for proposals.                                             X              X
  -------------------------------------------------------------------------------------------------------------------
  4.  Rate the supplier proposals.                                                          X              X
  -------------------------------------------------------------------------------------------------------------------
  5.  Negotiate supplier contracts.                                                         X              X
  -------------------------------------------------------------------------------------------------------------------
  6.  Procure assets.                                                                       X              X
  -------------------------------------------------------------------------------------------------------------------
  7.  Manage/track service orders.                                                          X              X
  -------------------------------------------------------------------------------------------------------------------
  8.  Co-ordinate delivery and installation of new products and services.                   X
  -------------------------------------------------------------------------------------------------------------------
  9.  Ensure compliance with established Kellwood IT standards and                          X
      architectures.
  -------------------------------------------------------------------------------------------------------------------
  10. Adhere to Kellwood acceptance process.                                                X
  -------------------------------------------------------------------------------------------------------------------
  Construction/Development
  -------------------------------------------------------------------------------------------------------------------
  1.  Establish construction/development policies and procedures.                           X
  -------------------------------------------------------------------------------------------------------------------
  2.  Approve construction/development policies and procedures.                                            X
  -------------------------------------------------------------------------------------------------------------------
  3.  Perform engineering functions required to implement design plans for                  X
      additional or new products and services.
  -------------------------------------------------------------------------------------------------------------------
  4.  Manage construction/development efforts using industry standard project               X
      management tools and methodologies.
  -------------------------------------------------------------------------------------------------------------------
  5.  Conduct development reviews and provide results to Kellwood.                          X
  -------------------------------------------------------------------------------------------------------------------
  6.  Approve construction/development plans and procedures where there is an                              X
      impact on other Kellwood entities/facilities.
  -------------------------------------------------------------------------------------------------------------------
  Integration and Testing
  -------------------------------------------------------------------------------------------------------------------
  1.  Develop integration and testing policies and procedures.                              X
  -------------------------------------------------------------------------------------------------------------------
  2.  Approve integration and testing policies and procedures.                                             X
  -------------------------------------------------------------------------------------------------------------------
  3.  Conduct integration and testing for all new and upgraded equipment,                   X
      software or services to include unit, system, integration and regression testing.
  -------------------------------------------------------------------------------------------------------------------
  4.  Evaluate all new and upgraded equipment, software or services for                     X
      compliance with Kellwood security policies, regulations and procedures.
  -------------------------------------------------------------------------------------------------------------------
  5.  Approve all integration, user acceptance and security testing for new and                            X
      upgraded equipment, software or services.
  -------------------------------------------------------------------------------------------------------------------
  6.  Stage new and upgraded equipment, software or services to smoothly                    X
      transition into existing environment.
  -------------------------------------------------------------------------------------------------------------------
  7.  Perform modifications and performance-enhancement adjustments to Kellwood             X
      system software and utilities as a result of changes to architectural standards.
  -------------------------------------------------------------------------------------------------------------------
  8.  Test new releases of supported hardware and software to ensure                        X
      conformance with Kellwood SLRs.
  -------------------------------------------------------------------------------------------------------------------
  9.  Oversee the Kellwood integration test environment.                                                   X
  -------------------------------------------------------------------------------------------------------------------
  10. Manage the Kellwood integration test environment.                                     X
  -------------------------------------------------------------------------------------------------------------------
  11. Perform configuration management and change control activities.                       X
  -------------------------------------------------------------------------------------------------------------------
  12. Approve configuration management and change control results.                                         X
  -------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Application Services SLA               25

Schedule B
                                  APPLICATIONS
                           SERVICE LEVEL REQUIREMENTS
================================================================================

----------------------------------------------------------------------------------------------------------------------
  Roles and Responsibilities                                                                EDS          Kellwood
----------------------------------------------------------------------------------------------------------------------
Implementation and Migration
----------------------------------------------------------------------------------------------------------------------
1.   Define equipment migration and redeployment policies.                                   X
----------------------------------------------------------------------------------------------------------------------
2.   Approve equipment migration and redeployment policies.                                                  X
----------------------------------------------------------------------------------------------------------------------
3.   Conduct pre-installation site surveys.                                                  X
----------------------------------------------------------------------------------------------------------------------
4.   Install enhancements to technical architecture or services provided.                    X
----------------------------------------------------------------------------------------------------------------------
5.   Install new or enhanced functions or features--hardware, software,                      X
     peripherals and configurations.
----------------------------------------------------------------------------------------------------------------------
6.   Coordinate support activities with the help desk.                                       X
----------------------------------------------------------------------------------------------------------------------
7.   Provide technical assistance during conversion as requested.                            X
----------------------------------------------------------------------------------------------------------------------
8.   Perform data migration by either electronic or manual methods as a result of            X
     implementation or migration.
----------------------------------------------------------------------------------------------------------------------
9.   Perform appropriate tests on all installs, moves, additions and changes.                X
----------------------------------------------------------------------------------------------------------------------
10.  Conduct user acceptance tests.                                                                          X
----------------------------------------------------------------------------------------------------------------------
11.  Approve user acceptance results.                                                                        X
----------------------------------------------------------------------------------------------------------------------
12.  Provide end-user training for new products and services.                                X
----------------------------------------------------------------------------------------------------------------------
13.  Approve implementation and migration "Go/No Go" decisions.                                              X
----------------------------------------------------------------------------------------------------------------------
Operations and Administration
----------------------------------------------------------------------------------------------------------------------
1.   Define Operations and Administration policies.                                          X
----------------------------------------------------------------------------------------------------------------------
2.   Approve Operations and Administration polices.                                                          X
----------------------------------------------------------------------------------------------------------------------
3.   Define test-to-production turnover requirements.                                        X
----------------------------------------------------------------------------------------------------------------------
4.   Approve test-to-production turnover requirements.                                                       X
----------------------------------------------------------------------------------------------------------------------
5.   Perform test-to-production tasks per instructions.                                      X
----------------------------------------------------------------------------------------------------------------------
6.   Authorize and approve test-to-production turnover changes.                                              X
----------------------------------------------------------------------------------------------------------------------
7.   Report on results from test-to-production activities.                                   X
----------------------------------------------------------------------------------------------------------------------
8.   Perform quality control on test-to-production results.                                  X
----------------------------------------------------------------------------------------------------------------------
9.   Approve quality control report on test-to-production results.                                           X
----------------------------------------------------------------------------------------------------------------------
10.  Co-ordinate user support activities with the help desk as appropriate.                  X
----------------------------------------------------------------------------------------------------------------------
11.  Answer and respond to telephone inquiries and trouble resolution items and              X
     escalate in accordance with established procedures.
----------------------------------------------------------------------------------------------------------------------
12.  Perform day-to-day service area operations and administration activities as defined in Section 2, for example:
     -  Identify and resolve problems.
     -  Provide resource and information assurance/security services and support,            X
        e.g., intrusion prevention and detection, anti-virus protection, etc.
     -  Provide usage accountability, i.e., "charge back" to users of resources and services as defined by Kellwood.
     -  Provide inventory tracking and management including support for centralized warranty and license management.
----------------------------------------------------------------------------------------------------------------------
13.  Perform system backups and handle per established procedures.                           X
----------------------------------------------------------------------------------------------------------------------
14.  Identify possible product enhancement opportunities for improved performance            X
     and potential cost savings.
----------------------------------------------------------------------------------------------------------------------
15.  Approve projects to implement product enhancement opportunity.                                          X
----------------------------------------------------------------------------------------------------------------------
16.  Provide operations activity support as described in Section 2.                          X
----------------------------------------------------------------------------------------------------------------------
17.  Provide administration activity support as described in Section 2.                      X
----------------------------------------------------------------------------------------------------------------------
18.  Perform configuration management and change control activities.                         X
----------------------------------------------------------------------------------------------------------------------
19.  Approve configuration management and change control results.                                            X
----------------------------------------------------------------------------------------------------------------------
Maintenance
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Application Services SLA               26

Schedule B
                                  APPLICATIONS
                           SERVICE LEVEL REQUIREMENTS
================================================================================

  Roles and Responsibilities                                                                EDS          Kellwood
----------------------------------------------------------------------------------------------------------------------
1.  Define maintenance and repair policies and procedures.                                   X
----------------------------------------------------------------------------------------------------------------------
2.  Approve maintenance and repair policies and procedures.                                                  X
----------------------------------------------------------------------------------------------------------------------
3.  Dispatch repair technicians to the point-of-service location.                            X
----------------------------------------------------------------------------------------------------------------------
4.  Perform diagnostics on hardware, software, peripherals and services (as                  X
    appropriate).
----------------------------------------------------------------------------------------------------------------------
5.  Install manufacturer field change orders, service packs, firmware and                    X
    software maintenance releases, BIOS upgrades, etc.
----------------------------------------------------------------------------------------------------------------------
6.  Perform software distribution and version control, both electronic and                   X
    manual.
----------------------------------------------------------------------------------------------------------------------
7.  Perform routine system management on applications such as system tuning.                 X
----------------------------------------------------------------------------------------------------------------------
8.  Provide corrective maintenance as described in Section 2.                                X
----------------------------------------------------------------------------------------------------------------------
9.  Provide preventive maintenance as described in Section 2.                                X
----------------------------------------------------------------------------------------------------------------------
10. Provide adaptive maintenance as described in Section 2.                                  X
----------------------------------------------------------------------------------------------------------------------
11. Provide perfective maintenance as described in Section 2.                                X
----------------------------------------------------------------------------------------------------------------------
12. Provide release packaging of software changes described in Section 2.                    X
----------------------------------------------------------------------------------------------------------------------
13. Approve release packaging of software changes.                                                           X
----------------------------------------------------------------------------------------------------------------------
14. Establish the priority of service requests.                                                              X
----------------------------------------------------------------------------------------------------------------------
Technical Support
----------------------------------------------------------------------------------------------------------------------
1.  Define technical support policies and procedures.                                        X
----------------------------------------------------------------------------------------------------------------------
2.  Approve technical support policies and procedures.                                                       X
----------------------------------------------------------------------------------------------------------------------
3.  Test, install and tune technical environment hardware, software,  peripherals            X
    and services.
----------------------------------------------------------------------------------------------------------------------
4.  Manage hardware, software, peripherals, and services to optimize service                 X
    level and minimize Kellwood resource requirements.
----------------------------------------------------------------------------------------------------------------------
5.  Provide technical assistance as requested for level one and two end user and             X
    production support including business problem  resolution related to the applications.
----------------------------------------------------------------------------------------------------------------------
Monitoring and Reporting
----------------------------------------------------------------------------------------------------------------------
1.  Define SLRs and reporting cycles.                                                        X
----------------------------------------------------------------------------------------------------------------------
2.  Approve SLRs and reporting cycles.                                                                       X
----------------------------------------------------------------------------------------------------------------------
3.  Document service level objectives and requirements.                                      X
----------------------------------------------------------------------------------------------------------------------
4.  Measure and analyze performance relative to requirements.                                X
----------------------------------------------------------------------------------------------------------------------
5.  Develop improvement plans.                                                               X
----------------------------------------------------------------------------------------------------------------------
6.  Authorize and approve improvement plans.                                                                 X
----------------------------------------------------------------------------------------------------------------------
7.  Implement improvement plan.                                                              X
----------------------------------------------------------------------------------------------------------------------
8.  Report on service level results.                                                         X
----------------------------------------------------------------------------------------------------------------------
9.  Co-ordinate monitoring and reporting with the help desk.                                 X
----------------------------------------------------------------------------------------------------------------------
10. Provide appropriate metrics and measures of performance to appropriate                   X
    Kellwood representatives.
----------------------------------------------------------------------------------------------------------------------
Configuration Management/Change Control
----------------------------------------------------------------------------------------------------------------------
1.  Define configuration management and change control policies and procedures.              X
----------------------------------------------------------------------------------------------------------------------
2.  Approve configuration management and change control policies and procedures.                             X
----------------------------------------------------------------------------------------------------------------------
3.  Perform configuration management and change control activities throughout                X
    life cycle of support services.
----------------------------------------------------------------------------------------------------------------------
4.  Approve configuration management and change control results.                                             X
----------------------------------------------------------------------------------------------------------------------
Training Activities
----------------------------------------------------------------------------------------------------------------------
1.  Establish training plans and procedures.                                                 X
----------------------------------------------------------------------------------------------------------------------
2.  Approve training plans and procedures.                                                                   X
----------------------------------------------------------------------------------------------------------------------
3.  Provide training for Kellwood end-users to improve "how-to-use" skills                   X
    related to IT service area systems and applications.
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Application Services SLA               27

Schedule B
                                  APPLICATIONS
                           SERVICE LEVEL REQUIREMENTS
================================================================================

----------------------------------------------------------------------------------------------------------------------
  Roles and Responsibilities                                                                EDS          Kellwood
----------------------------------------------------------------------------------------------------------------------
Documentation
----------------------------------------------------------------------------------------------------------------------
1.   Define documentation requirements and formats.                                          X
----------------------------------------------------------------------------------------------------------------------
2.   Approve documentation requirements and formats.                                                         X
----------------------------------------------------------------------------------------------------------------------
3.   Provide output in the format specified by Kellwood for support of activities            X
     throughout the life cycle of services.
----------------------------------------------------------------------------------------------------------------------
4.   Approve documentation delivered.                                                                        X
----------------------------------------------------------------------------------------------------------------------
Emergency Services
----------------------------------------------------------------------------------------------------------------------
1.   Define requirements for emergency capability.                                           X
----------------------------------------------------------------------------------------------------------------------
2.   Approve requirements for emergency capability.                                                          X
----------------------------------------------------------------------------------------------------------------------
3.   Provide a structured process for monitoring, managing and reporting on                  X
     actions related to emergency activities.
----------------------------------------------------------------------------------------------------------------------
4.   Identify Emergency Response Team.                                                       X
----------------------------------------------------------------------------------------------------------------------
5.   Develop Emergency management plan to meet Emergency requirements.                       X
----------------------------------------------------------------------------------------------------------------------
6.   Approve Emergency management plan.                                                                      X
----------------------------------------------------------------------------------------------------------------------
7.   Perform emergency processes as require by Kellwood.                                     X
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Application Services SLA               28

Schedule B
                                  APPLICATIONS
                           SERVICE LEVEL REQUIREMENTS
================================================================================

6   SERVICE UTILIZATION

    .  See Attachment B for a listing of existing applications

7   PRICING REQUIREMENTS

    EDS must price applications services using the charging units described below. Pricing must account for known timing of transitioning of legacy systems onto the new Enterprise Business Application during years 1 and 2.

    1. Price per application listed in Attachment B for maintenance support (To be filled in within 30 days after the Contract Signing Date)

Case by case fixed price per Initiative, using the rates by type of resource outlined in Schedule H


--------------------------------------------------------------------------------
Application Services SLA               29

Schedule B
                                  APPLICATIONS
                           SERVICE LEVEL REQUIREMENTS
================================================================================


ATTACHMENT B - Application Listing


                                                           Attachment B - Application Listing
#     Summary                                       Detail Description
------------------------------------------------------------------------------------------------------
      (confidential treatment requested)
         (confidential treatment requested)         System written to Support Kellwood Business Units
         (confidential treatment requested)         Treasury Management System
         (confidential treatment requested)         Consolidated A/R
         (confidential treatment requested)         Equipment Management System
------------------------------------------------------------------------------------------------------









------------------------------------------------------------------------------------------------------
      (confidential treatment requested)
         (confidential treatment requested)
         (confidential treatment requested)         EDI Translator
         (confidential treatment requested)         Value Added Network (VAN)
         (confidential treatment requested)         Value Added Network (VAN)
------------------------------------------------------------------------------------------------------
      (confidential treatment requested)
         (confidential treatment requested)         3rd Prty Infinium
         (confidential treatment requested)         3rd Prty Infinium
         (confidential treatment requested)         3rd Prty Infinium
         (confidential treatment requested)         3rd Prty Infinium
         (confidential treatment requested)         3rd Prty Infinium
      (confidential treatment requested)            3rd Prty Gary Brown & Assoc.
      (confidential treatment requested)
      (confidential treatment requested)
------------------------------------------------------------------------------------------------------
      (confidential treatment requested)
         (confidential treatment requested)
         (confidential treatment requested)
         (confidential treatment requested)
------------------------------------------------------------------------------------------------------
     5(confidential treatment requested)
         (confidential treatment requested)
------------------------------------------------------------------------------------------------------
         (confidential treatment requested)


--------------------------------------------------------------------------------
Application Services SLA              30

Schedule B
                                  APPLICATIONS
                           SERVICE LEVEL REQUIREMENTS
================================================================================

       (confidential treatment requested)
       (confidential treatment requested)
       (confidential treatment requested)
       (confidential treatment requested)
       (confidential treatment requested)

--------------------------------------------------------------------------------
  (confidential treatment requested)
       (confidential treatment requested)
       (confidential treatment requested)
       (confidential treatment requested)
       (confidential treatment requested)
       (confidential treatment requested)
       (confidential treatment requested)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  (confidential treatment requested)
  (confidential treatment requested)
       (confidential treatment requested)
       (confidential treatment requested)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  (confidential treatment requested)
  (confidential treatment requested)
       (confidential treatment requested)
       (confidential treatment requested)
       (confidential treatment requested)
       (confidential treatment requested)
       (confidential treatment requested)
       (confidential treatment requested)
       (confidential treatment requested)
       (confidential treatment requested)
       (confidential treatment requested)
       (confidential treatment requested)
       (confidential treatment requested)
  (confidential treatment requested)
  (confidential treatment requested)
  (confidential treatment requested)
  (confidential treatment requested)
  (confidential treatment requested)
  (confidential treatment requested)
  (confidential treatment requested)
  (confidential treatment requested)
  (confidential treatment requested)
  (confidential treatment requested)
--------------------------------------------------------------------------------
  (confidential treatment requested)
       (confidential treatment requested)    A 3rd party product - Consulting
                                             Only and Interface to 3rd party

--------------------------------------------------------------------------------
Application Services SLA              31

Schedule B
                                  APPLICATIONS
                           SERVICE LEVEL REQUIREMENTS
================================================================================


                  (confidential treatment requested)
                  (confidential treatment requested)
                  (confidential treatment requested)
                  (confidential treatment requested)
                  (confidential treatment requested)
                  (confidential treatment requested)
                  (confidential treatment requested) Described in G:\EBA Oracle Support\Interfaces
                  (confidential treatment requested)
                  (confidential treatment requested)
                  (confidential treatment requested)
                  (confidential treatment requested)
                  (confidential treatment requested)
                  (confidential treatment requested) Excluding Manhatten Associates PkMS Interfaces
                  (confidential treatment requested)
                  (confidential treatment requested)
                  (confidential treatment requested)
                  (confidential treatment requested)
                  (confidential treatment requested)
                  (confidential treatment requested) Previously a local application
                  (confidential treatment requested)
                  (confidential treatment requested)
                  (confidential treatment requested)
                  (confidential treatment requested)
                  (confidential treatment requested)
                  (confidential treatment requested) TLAshford
-----------------------------------------------------------------------------------------------------
      (confidential treatment requested)             A 3rd party product
                  (confidential treatment requested) Consulting
                  (confidential treatment requested) Previously a local application
                  (confidential treatment requested)
                  (confidential treatment requested)
                  (confidential treatment requested)
                  (confidential treatment requested)
                  (confidential treatment requested)
-----------------------------------------------------------------------------------------------------
      (confidential treatment requested)
                  (confidential treatment requested)
                  (confidential treatment requested)


--------------------------------------------------------------------------------
Application Services SLA               32

Schedule B
                                  APPLICATIONS
                           SERVICE LEVEL REQUIREMENTS
================================================================================

                  (confidential treatment requested)

                  (confidential treatment requested)

                  (confidential treatment requested)



--------------------------------------------------------------------------------
Application Services SLA               33

Schedule B
                                  APPLICATIONS
                           SERVICE LEVEL REQUIREMENTS
================================================================================

ATTACHMENT H - Work in Progress

1.  EDI conversion support for planned EBA migrations in Year 1 and Year 2
      a. Fritzi
      b. Dorby
      c. Halmode
      d. KNE
2.  EBA planned migrations in Year 1 and Year 2
      a. Fritzi
      b. Dorby
      c. Halmode
      d. KNE



--------------------------------------------------------------------------------
Application Services SLA               34

Schedule B
                                  APPLICATIONS
                           SERVICE LEVEL REQUIREMENTS
================================================================================


Attachment I - EDI Production Support Roles and Responsibilities Definition (to be finalized within 30 days after the Contract Signing Date)


------------------------------------------------------------------------------------------------------------------------------------
Project Name:      EDI Production Support                  Doc. Version No:    1.1        Date:   09/11/00
------------------------------------------------------------------------------------------------------------------------------------
Status: DRAFT                                     (Doc. Version  No. and Date are used for configuration control of deliverables.)
------------------------------------------------------------------------------------------------------------------------------------
Version: 1.2                            04/22/02 - Gary D. Wellman: Revised

                                        .  Added Koret

                                        .  Added Biblex

                                        .  Added Dorby

                                        .  Combined RSDB and Goodman into KNE

                                        .  Activity below reflects actions as of 6/10/02 (after Dorby migration to EBA)

                                        05/08/02

                                        .  Changed Fritzi to My Michelle

                                        .  Added Democracy to David Dart

                                        .  Changed Sportswear to Menswear/Sag Harbor/CLC.

                                        .  Delete CLC column

                                        .  Combine IVY with ENC.

                                        .  Delete IVY Column

                                        .  Changed 1. f) to reference other core business systems in addition to DOS400

                                        .  Changed 4.d) to reference other EDI outbound transactions in addition to 810's and 856's

                                        .  Note: As Business Units migrated to EBA or DSO400, the Roles and

                                        Responsibilities for the Business Unit will change to match other business units on EBA or DOS400
------------------------------------------------------------------------------------------------------------------------------------

Application Services SLA               1

Schedule B
                                  APPLICATIONS
                           SERVICE LEVEL REQUIREMENTS
================================================================================

L = local responsibility,   C = St. Louis centralized responsibility

------------------------------------------------------------------------------------------------------------------------------------
 EDI Support Activities
                             ARP  Koret  Biflex    David     Dorby  ENC/     My     KNE  Halmode KDD  Intimates  Menswear/  Vintage
                                                   Dart/            IVY   Miichelle                                Sag       Blue
                                                 Democracyr                                                       Harbor/
                                                                                                                   CLC
------------------------------------------------------------------------------------------------------------------------------------
1)   Implement and oversee
     new trading partner
     setup and ongoing
     relationships
------------------------------------------------------------------------------------------------------------------------------------
     a) Work with client's    L     L      L         L         L     L       L       L     L      L       L         L          L
        customer service
        and sales
        departments to
        identify new
        trading partners
        that want to
        establish EDI
        trading partner
        relationships
------------------------------------------------------------------------------------------------------------------------------------
     b) Contact the trading  L/C   L/C     L/C       C         C     C      L/C      C     L      C       C         C          C
        partner's EDI
        office/third party
        (i.e. (confidential
        treatment
        requested)) and
        establish the
        communications
        needed to exchange
        information with
        the trading partner
------------------------------------------------------------------------------------------------------------------------------------
     c) Obtain the required  L/C   L/C    L/C        C         C     C      L/C      C     L      C       C         C          C
        EDI information
        (i.e. communication
        id, mailbox account
        and user id, EDI
        transaction specs,
        logistics guide,
        contact names,
        phone numbers and
        email addresses) to
        setup the
        partnership and
        provide the trading
        partner/third party
        (i.e. (confidential
        treatment requested))
        with the information
        (i.e. communication
        id, VAN, mailbox
        account and user id,
        contact names, phone
        numbers and email
        addresses) they need
        to do the same from
        their side
------------------------------------------------------------------------------------------------------------------------------------
     d) Work with the        L/C   L/C    L/C       C          C     C      L/C      C     L      C       C         C          C
        trading partner/
        third party (i.e.
        (confidential
        treatment requested))
        to conduct testing
        and resolve issues
        as needed
------------------------------------------------------------------------------------------------------------------------------------
     e) Work with EDS                                L         L     L               L            L       L         L          L
        programming team to
        schedule programming,
        testing and problem
        resolution
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Application Services SLA               2

Schedule B
                                  APPLICATIONS
                           SERVICE LEVEL REQUIREMENTS
================================================================================

L = local responsibility,   C = St. Louis centralized responsibility

------------------------------------------------------------------------------------------------------------------------------------
 EDI Support Activities
                             ARP  Koret  Biflex    David     Dorby  ENC/     My     KNE  Halmode KDD  Intimates  Menswear/  Vintage
                                                   Dart/            IVY   Miichelle                                Sag       Blue
                                                 Democracyr                                                       Harbor/
                                                                                                                   CLC
------------------------------------------------------------------------------------------------------------------------------------
     f) Work with trading    L/C   L/C    L/C       L/C      L/C    L/C     L/C     L/C   L/C    L/C     L/C       L/C       L/C
        partner core
        business system such
        as DOS400, EBA, etc.
        team and/or the EDI
        support personnel at
        the business unit/
        division whenever a
        problem arises in the
        day-to-day operations
        of the EDI function
        after the
        relationship has been
        set up
------------------------------------------------------------------------------------------------------------------------------------
     g) Work with trading    L/C   L/C    L/C        C         C     C       L       C     L      C       C         C         C
        partner whenever
        there is a change in
        transaction
        specifications, a new
        transaction setup
        and/or version
        upgrade by
        maintaining/creating
        new programs
------------------------------------------------------------------------------------------------------------------------------------
     h) Maintain a list of   L/C   L/C    L/C        C         C     C      L/C      C     L      C       C         C         C
        existing EDI
        relationships,
        transaction types and
        setup status by
        trading partner for
        client reference
------------------------------------------------------------------------------------------------------------------------------------
2)   Maintain EDI translation software
------------------------------------------------------------------------------------------------------------------------------------
     a) Work with vendor to   L     L      L         C         C     C       L       C     L      C       C        C          C
        install software
        upgrades
------------------------------------------------------------------------------------------------------------------------------------
     b) Maintain EDI          L     L      L         C         C     C       L       C     L      C       C        C          C
        transaction mappings
        to comply with
        trading partner
        specifications
------------------------------------------------------------------------------------------------------------------------------------
     c) Maintain EDI          L     L      L         C         C     C       L       C     L      C       C         C         C
        translation software
        when there is a
        version update and/or
        setup of a new
        transaction for a
        trading partner
------------------------------------------------------------------------------------------------------------------------------------
     d) Work with vendor to   L     L      L         C         C     C       L       C     L      C       C        C          C
        get them to execute
        customer-initiated
        changes to the
        templates or other
        specifications
------------------------------------------------------------------------------------------------------------------------------------
3)   Execute daily
     transaction receipt and
     transmission with VANs
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Application Services SLA                3

Schedule B
                                  APPLICATIONS
                           SERVICE LEVEL REQUIREMENTS
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
 EDI Support Activities
                             ARP  Koret  Biflex    David     Dorby  ENC/     My     KNE  Halmod  KDD  Intimates  Menswear/  Vintage
                                                   Dart/            IVY   Miichelle                                Sag       Blue
                                                 Democracyr                                                       Harbor/
                                                                                                                   CLC
------------------------------------------------------------------------------------------------------------------------------------
     a) Log into the Kellwood L     L      L         C        C      C       C       C     C      C       C         C         C
        mailboxes on the
        (confidential
        treatment requested)
        VANS and into WIN
        (Wal-Mart Information
        Network) and download
        all inbound EDI data.
------------------------------------------------------------------------------------------------------------------------------------
     b) Send outbound EDI     L     L      L         C        C      C       C       C     C      C       C         C        C
        data for trading
        partners to the
        Kellwood mailboxes
        on the (confidential
        treatment requested)
        VANS and into WIN
        (Wal-Mart Information
        Network). Then
        (confidential
        treatment requested)
        forward the data onto
        the correct trading
        partners mailbox for
        pickup by the trading
        partner
------------------------------------------------------------------------------------------------------------------------------------
     c) Verify that           L     L      L         C        C      C       C       C     C      C       C         C        C
        communication between
        Kellwood Corporate
        and the VAN was
        successful when
        transmitting inbound/
        outbound EDI data.
------------------------------------------------------------------------------------------------------------------------------------
4)   Processing of EDI data
------------------------------------------------------------------------------------------------------------------------------------
     a) Translate all        L/C   L/C    L/C        C        C      C       L       C     L      C       C         C         C
        inbound EDI data and
        send a file and/or
        report to the
        appropriate business
        unit/division
------------------------------------------------------------------------------------------------------------------------------------
     b) PO's must be printed  L     L      L         C        C      C       L       C     L      C       C         C         C
        and given to the
        customer service
        department or
        prepared for loading
        directly to the
        client's sales order
        system
------------------------------------------------------------------------------------------------------------------------------------
     c) Run sales journal and                                                              L                                  L
        other associated
        reports on the
        client's system and
        the EDI PC to confirm
        that all prior day
        and current
        transactions have
        been processed and
        confirmed
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Application Services SLA               4

Schedule B
                                  APPLICATIONS
                           SERVICE LEVEL REQUIREMENTS
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
 EDI Support Activities
                             ARP  Koret  Biflex    David     Dorby  ENC/     My     KNE  Halmode KDD  Intimates  Menswear/  Vintage
                                                   Dart/            IVY   Miichelle                                Sag       Blue
                                                 Democracyr                                                       Harbor/
                                                                                                                   CLC
------------------------------------------------------------------------------------------------------------------------------------
     d) Prepare 856 (ASNs) and L    L      L         C        C      C       L       C     L      C       C         C        C
        810 (invoices) and
        other outbound EDI
        transactions for
        transmission from the
        client's legacy system
        to the VANs. When
        appropriate transfer
        these documents to the
        EDI PC and from there
        transmit the data to
        the VANs
------------------------------------------------------------------------------------------------------------------------------------
5)   Maintain the VAN UPC catalogs
------------------------------------------------------------------------------------------------------------------------------------
     a) Maintain trading       L    L      L         C        C      C       L       C     L      C       C         C         C
        partner access to the
        specific business
        units/divisions select
        codes on the Kellwood
        (confidential treatment
        requested) catalogs as
        requested by the
        business unit/division.
------------------------------------------------------------------------------------------------------------------------------------
     b) Monitor (confidential  L    L      L         C        C      C       L       C     L      C       C         C         C
        treatment requested)
        catalog maintenance
        errors and notify the
        appropriate Kellwood
        business unit/division
        for resolution
------------------------------------------------------------------------------------------------------------------------------------
     c) Work with clients      L    L      L         L        L      L       L       L     L      L       L         L         L
        production or customer
        service department to
        determine when UPCs can
        be created and sent to
        the VAN catalogs
------------------------------------------------------------------------------------------------------------------------------------
     d) Create UPCs and        L    L      L         L        L      L       L       L     L      L       L         L         L
        transmit to the VANs
        as required
------------------------------------------------------------------------------------------------------------------------------------
     e) Monitor UPC numbers    L    L      L         L        L      L       L       L     L      L       L         L         L
        usage and work with
        the EDS programming
        team to maintain an
        adequate supply of
        available UPC numbers
------------------------------------------------------------------------------------------------------------------------------------
     f) Work with the VANs to  L    L      L         L        L      L       L       L     L      L       L         L         L
        remove expired UPCs as
        needed
------------------------------------------------------------------------------------------------------------------------------------
     g) Modify UPCs on the VAN L    L      L         C        C      C       L       C     L      C       C         C         C
        catalog manually when
        errors develop and
        work with the EDS
        programming team to
        resolve this and other
        issues that may arise
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Application Services SLA               5

Schedule B
                                  APPLICATIONS
                           SERVICE LEVEL REQUIREMENTS
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
 EDI Support Activities
                             ARP  Koret  Biflex    David     Dorby  ENC/     My     KNE  Halmode KDD  Intimates  Menswear/  Vintage
                                                   Dart/            IVY   Miichelle                                Sag       Blue
                                                 Democracyr                                                       Harbor/
                                                                                                                   CLC
------------------------------------------------------------------------------------------------------------------------------------
6) Monthly Billing Process -                         C        C      C       C      C      C      C       C         C         C
   Run billing process to
   determine the monthly VAN
   communication cost per
   Kellwood unit/division.
   Information is provided
   to the Procurement
   Department for disbursing
   charges to the Kellwood
   unit/divisions.
------------------------------------------------------------------------------------------------------------------------------------
7) Work with the client to
   research and resolve
   any EDI issue
------------------------------------------------------------------------------------------------------------------------------------
   a) Help resolve charge-
      back issues.            L     L      L        L/C       L/C    L/C     L/C   L/C     L/C    L/C    L/C       L/C       L/C
------------------------------------------------------------------------------------------------------------------------------------
   b) Assist with other EDI
      issues that arise.      L     L      L         C         C      C       L     C      L       C      C         C         C

------------------------------------------------------------------------------------------------------------------------------------
   c) Accessing customer web  L     L      L        L/C       L/C    L/C      L    L/C     L      L/C    L/C       L/C       L/C
      sites to examine and
      download vendor guide
      information and EDI-
      related information and
      updates
------------------------------------------------------------------------------------------------------------------------------------
   d) Train client personnel  L     L      L         L         L      L       L     L      L       L      L         L         L
      on what EDI is and what
      their personnel need to
      know to execute a
      successful EDI setup
------------------------------------------------------------------------------------------------------------------------------------
8) EDI Processing
   Alternatives - Contact     L     L      L         C         C      C      L/C     C     L/C     C      C         C         C
   vendors that provide
   alternative EDI communi-
   cation capabilities (i.e.
   internet) and gather
   information to determine
   the feasibility for use
   with Kellwood Company's
   EDI processing.
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Application Services SLA               6

                                                                      SCHEDULE C
                                                                      ----------

                                                                Network Services
                                                      Service Level Requirements

Schedule C - DRAFT
                                NETWORK SERVICES
                           SERVICE LEVEL REQUIREMENTS
================================================================================

                                TABLE OF CONTENTS

1. INTRODUCTION ..............................................................1

   1.1   Networking Services .................................................1
      1.1.1  General Responsibilities: .......................................1

2. DEFINITION OF SERVICES ....................................................2

   2.1  Network Services .....................................................2
   2.2    LAN Services .......................................................2
   2.3    WAN Services .......................................................3
   2.4    Internet Services ..................................................3
   2.5    Video Services .....................................................3
   2.6    Network Support Services ...........................................3
      2.6.1  Planning and Analysis ...........................................3
      2.6.2  Requirements Definition .........................................4
      2.6.3  Design Specification ............................................4
      2.6.4  Acquisition .....................................................4
      2.6.5  Construction/Development ........................................4
      2.6.6  Integration and Testing .........................................4
      2.6.7  Implementation and Migration ....................................5
      2.6.8  Operations and Administration ...................................5
      2.6.9  Maintenance .....................................................6
      2.6.10 Technical Support ...............................................6
      2.6.11 Monitoring and Reporting ........................................6
      2.6.12 Configuration Management/Change Control .........................7
      2.6.13 Training ........................................................7
      2.6.14 Documentation ...................................................7

3. SERVICE ENVIRONMENT .......................................................9

   3.1 Equipment .............................................................9
   3.2 Facilities ............................................................9
   3.3 Entities and Locations ................................................9
   3.4 Policies, Procedures and Standards ....................................9
   3.5 Agreements and Licenses ...............................................9
   3.6 Work in Progress .....................................................10

4. SERVICE LEVEL REQUIREMENTS ...............................................11

   4.1 Objective ............................................................11
   4.2 Definitions ..........................................................11
   4.3  Service Level Requirements - Year 1 and Year 2 ......................13

5. ROLES AND RESPONSIBILITIES ...............................................20


3. SERVICE UTILIZATION ......................................................25

4. PRICING REQUIREMENTS .....................................................25




--------------------------------------------------------------------------------
Network Services SLA                   i

Schedule C - DRAFT
                                NETWORK SERVICES
                           SERVICE LEVEL REQUIREMENTS
================================================================================

1.  INTRODUCTION

    This service level agreement provides a description of the networking service area, the environment, service level requirements (SLRs), and roles and responsibilities for the provision of products and services in support of Kellwood.

1.1 Networking Services

       Networking services include the provision of and the ongoing support of multi-platform, multi-protocol electronic data and video communications networks.

       1.1.1  General Responsibilities:

              The following are general responsibilities that, pursuant to other Kellwood guidelines, EDS shall be responsible for:

              a. Providing the services, defined in Section 2, covering the service environment described in Section 3, at the service levels prescribed in Section 4. EDS and Kellwood are responsible respectively for performing the roles and responsibilities defined in more detail in Section 5.

               b. Complying with Kellwood policies, regulations and standards applicable to Kellwood for information, information systems, personnel, physical and technical security.

               c. Conforming to changes in laws, regulations, and policies.
                  Major changes shall be proposed on an Initiative basis to alter the environment to conform to the new requirements.

               d. Reporting performance against service level requirements

               e. Coordinating all changes to the Information Technology
                  Infrastructure that may affect the service levels of any other service area with Kellwood IT management.







--------------------------------------------------------------------------------
Network Services SLA                   1

Schedule C - DRAFT
                                NETWORK SERVICES
                           SERVICE LEVEL REQUIREMENTS
================================================================================

2.  DEFINITION OF SERVICES

2.1 Network Services

       The graphic below depicts a logical view of the relationship between the Kellwood LAN and WAN infrastructures.


                                   [GRAPHIC]



                     Figure 1 Network Services Logical View

       The following are definitions of the various components and concepts represented in the above figure:

       . Wide Area Network (WAN)--A WAN is a network that covers a larger geographic area than a single facility.
       . Local Area Network (LAN)--A LAN is a collection of network devices interconnected by a common physical segment or interconnected segments. The geographic expanse of a LAN is usually confined to a single facility or portion of a facility.
       . Management--IS security and network management bridge all defined networking planes in terms of component management and monitoring, information protection and component addressing methods.

2.2 LAN Services

       This service is defined as all life-cycle activities associated with the provision of LAN communications, including all network traffic originating from desktop devices, file and print servers, application servers, database servers, peripherals, firewalls/routers, other network devices and other user premise devices. This service ends at, but does not include, the interface point to the edge device at the WAN.





--------------------------------------------------------------------------------
Network Services SLA                  2

Schedule C - DRAFT
                                NETWORK SERVICES
                           SERVICE LEVEL REQUIREMENTS
================================================================================

2.3  WAN Services

       This service is defined as all life-cycle activities associated with the provision of WAN communications, including all network traffic between LAN-edge and external devices. Transmission facilities include private circuits, virtual lines, dial-up, microwave, and satellite and radio systems. EDS shall work with public carriers and other current Kellwood 3rd party providers to perform any of the WAN services. Any work required by public carriers is considered within the scope of services.

2.4  Internet Services

       This service is defined as all life-cycle activities associated with the provision of Internet services. Services include access to the Internet for Kellwood users from any node on the network and remote access via public network access (e.g., VPN), private network access (e.g., UUNet) and dial-up.

2.5  Video Services

       This service is defined as life-cycle activities associated with the provision of video services. Services include Video Teleconferencing
       (VTC) for fixed sites.

2.6  Network Support Services

       Network support services include defined as all life-cycle activities associated with the provision of services for the network environments described above. Network support services include the following life-cycle activities.

       2.6.1  Planning and Analysis

              Planning and analysis services include the activities associated with the research of new technical trends, products and services, such as hardware components, system software, and transmission facilities that offer opportunities to improve the efficiency and effectiveness of the network infrastructure. Such activities include:

              a. Investigating and documenting new products and services, such as hardware components and system software
              b. Assessing process re-engineering opportunities
              c. Performing operational planning for capacity and performance purposes
              d. Conducting feasibility studies for the implementation of new technologies
              e. Performing project management and estimation
              f. Participating in regular technical and business planning sessions to establish standards, architecture and project initiatives
              g. Participating in security planning and analysis (including risk analysis) of new technologies
              h. Conducting semi-annual technical reviews
              i. Conducting semi-annual workshops on industry trends and best practices
              j. Planning for disaster recovery




--------------------------------------------------------------------------------
Network Services SLA                  3

Schedule C - DRAFT
                                NETWORK SERVICES
                           SERVICE LEVEL REQUIREMENTS
================================================================================

     2.6.2  Requirements Definition

            Requirements definition services include the activities associated with the assessment of user needs and security policy requirements that are used to determine technical design. Such activities include:

            a. Conducting interviews, group workshops and surveys
            b. Meeting with Kellwood requirements groups and representatives
            c. Information systems security activities in accordance with
               Kellwood policies and procedures.

     2.6.3  Design Specification

            Design specification services include the activities and deliverables associated with translating user and information system security requirements into detailed technical system specifications. Such activities include obtaining Kellwood oversight and approval through coordination with the appropriate architectural or technical oversight authority.

     2.6.4  Acquisition

            Acquisition services include the activities associated with the evaluation, selection, and acquisition of new and upgraded hardware and software. Such activities include:

            a. Developing and issuing requests for proposals
            b. Rating 3rd party provider proposals
            c. Coordinating delivery
            d. Ensuring compliance with established Kellwood IT standards and architectures
            e. Adhering to Kellwood acceptance processes

     2.6.5  Construction/Development

            Construction and/or development services include the activities associated with the construction and/or development of technical infrastructure tools and utilities that enhance custom or third party software solutions operating in the network environment. Such services include:

            a. Enhancing and upgrading existing transmission and switching facilities
            b. Enhancing and upgrading existing service delivery points

     2.6.6  Integration and Testing

            Integration and testing services include the activities associated with ensuring that all individual networking communications components configured with or added to the infrastructure work together properly as a cohesive networking environment performing all of the intended functions. Integration and testing activities include adjustments to Kellwood's network infrastructure as a result of



--------------------------------------------------------------------------------
Network Services SLA                   4

Schedule C - DRAFT
                                NETWORK SERVICES
                           SERVICE LEVEL REQUIREMENTS
================================================================================

            changes to architectural standards or discovered security vulnerabilities. Integration and testing services include such activities as:

            a. Performing integration and in-house development tests
            b. Staging systems before implementation
            c. Performing modifications and performance enhancement adjustments to Kellwood system software and utilities as a result of changes to architectural standards
            d. Managing the networks integration test environment
            e. Conducting configuration management and change control

      2.6.7 Implementation and Migration

            Implementation and migration services include the activities associated with the installation of new and upgraded hardware, system software components and transmission facilities. Such activities include:

            a. Performing network upgrades as a result of new and enhanced applications and architectures
            b. Installing new or enhanced functions or features
            c. Installing new or enhanced hardware items, components,
               peripherals or configuration and system management tools
            d. Installing new or enhanced network configurations, including bandwidth provisioning, switches, bridges, transmission
               facilities (e.g., microwave systems, satellite systems, commercial points of presence (PoPs), etc.)
            e. Performing migration of data, either electronic or manual, for network system management repositories, address tables, Management Information Bases (MIBs) and other network management elements
            f. Test to production turnover implementation support
            g. Installing wiring and cabling
            h. Conducting pre-installation site surveys

      2.6.8 Operations and Administration

            Operations services include the activities associated with the provisioning and day-to-day management of the installed hardware, systems software and transmission facilities environment.
            a. Operations activities include:
               i. Network systems management (e.g., performance, problem, change and capacity monitoring)
               ii.  Bandwidth management
               iii. Working with public carriers and other 3rd party providers to implement new or upgraded data communications networks
               iv.  Network disaster backup and recovery
               v. Working with public carriers and other 3rd party providers to perform any operations activities




--------------------------------------------------------------------------------
Network Services SLA                   5

Schedule C - DRAFT
                                NETWORK SERVICES
                           SERVICE LEVEL REQUIREMENTS
================================================================================

               b. Administration services include activities such as:
                  i.   Managing router tables, IP addresses and firewalls
                  ii. Providing volume/metric data for services, as agreed with Kellwood
                  iii. Asset management including software licenses
                  iv. Physical (e.g., equipment) and logical (e.g., IP address change) installs, moves, adds and changes are included.

        2.6.9  Maintenance

               Maintenance services include the activities associated with the maintenance and repair of hardware and software, to include "break-and-fix" services. Installed platform and product version levels are not to be more than one version behind the current commercial release, unless coordinated with the Kellwood representative. Such activities include:

               a. Performing diagnostics on hardware and software, peripherals and services
               b. Dispatching repair technicians to the point-of-service
                  location if necessary
               c. Installing manufacturer field change orders, service packs, firmware and software maintenance releases
               d. Software distribution and version control, both electronic and manual
               e. Replacing defective parts and systems, including for
                  preventive maintenance as required (e.g., per manufacturer's published mean-time-between failure rates)
               f. Maintenance, parts management and monitoring during warranty and off-warranty periods
               g. Disaster recovery testing on an agreed to basis

        2.6.10 Technical Support

               Technical support services include the activities associated with providing technical resources required for the tuning of system software and utilities for optimal performance. Also included is expertise to provide Level Two technical assistance for the Help Desk, support for end users, other IT professionals, external entities using Kellwood IT services and Kellwood field locations.

        2.6.11 Monitoring and Reporting

               Monitoring and reporting services include the activities associated with the ongoing health checks, status reporting and problem management (ongoing surveillance, tracking, escalation and resolution of problems) of network services. Problem management activities described within this document require EDS to coordinate with the Help Desk. EDS shall report system management information (e.g., performance metrics and system accounting information) to the designated Kellwood representative in a format agreed to by Kellwood. Such activities could include:

               a. Performance Management



--------------------------------------------------------------------------------
Network Services SLA                   6

Schedule C - DRAFT
                                NETWORK SERVICES
                           SERVICE LEVEL REQUIREMENTS
================================================================================

                    . Event Management
                    . Capacity, Storage and Workload Management
                    . Trend Analysis
                    . Planning and Strategy
                 b. Fault Management
                    . Problem Management and Troubleshooting
                    . Contingency Planning and Disaster Recovery
                    . Repair Hardware
                    . Repair and Return (Parts Resolution)
                 c. System Administration
                    . Hardware Installation
                    . Software Installation (Operating System Administration &
                      Software Distribution)
                    . User Account Management
                 d. Customer Support
                    . Help Desk coordination
                    . Initial Customer Training
                 e. Configuration Management
                    . Asset Management
                 f. Other
                    . Procurement--Hardware and Software
                    . Licensing

          2.6.12 Configuration Management/Change Control

                 Configuration management/change control activities include all the life-cycle services required to manage and document (e.g., network schematics and topologies, security documentation, etc.) changes to the existing network environment and information system security activities in accordance with Kellwood's change management and security policies.

          2.6.13 Training

                 Training services include the activities associated with the improvement of skills through education and instruction for the EDS staff. In addition, training will be provided for retained IT technical staff for the express purpose of full exploitation of the functions and features of the network infrastructure.

          2.6.14 Documentation

                 Documentation services include the activities associated with developing, revising, maintaining, reproducing, and distributing information in hard copy and electronic form. The types of documents include:

                 a. Network system specifications and topologies
                 b. End-user documentation
                 c. Site and system security plans



--------------------------------------------------------------------------------
Network Services SLA                   7

Schedule C - DRAFT
                                NETWORK SERVICES
                           SERVICE LEVEL REQUIREMENTS
================================================================================

                    d. Standard operating procedures.








--------------------------------------------------------------------------------
Network Services SLA                   8

Schedule C - DRAFT
                                NETWORK SERVICES
                           SERVICE LEVEL REQUIREMENTS
================================================================================

3.  SERVICE ENVIRONMENT

    Network services provide secure connectivity between the local and wide area components of the Kellwood enterprise and the specific set of IT services required by the users. The network is currently composed of Intermediate Systems (IS) such as routers, gateways, multiplexers and switches.

    The LAN service provides the interconnection for user groups to the WAN service. LANs are predominantly implemented using Ethernet.

    The WAN service transports customer information between major locations and branch offices in the enterprise. The WAN also allows interface to external wide-area services delivered by other 3rd party providers. WAN connections are furnished through a mix of leased links.

    The Video-Conferencing services include a comprehensive service encompassing local facilities and equipment, enterprise network resources, and support services.

3.1 Equipment

       All hardware and software required for the provision of the services in this Service Level Agreement that are installed, on-order, or used by Kellwood as of the Commencement Date are included in the scope of this Service Level Agreement (see Attachment A).

3.2 Facilities

       Public carrier transmission facilities installed and on-order are included in the scope of this agreement. Kellwood's current communications networking environment is supported by a mixture of leased wned facilities supporting multiple protocols. A description of Kellwood's networks and topologies are provided in Attachment B.

3.3 Entities and Locations

       Kellwood entities and locations receiving the services, including headquarters, associates, joint ventures and subsidiaries, etc., domestic and international are included and listed in Attachment D along with a summary of the services provided (updated annually). Certain external Kellwood suppliers and customers are also affected by these services, especially as points of connectivity, and are listed in Attachment E (updated annually).

3.4 Policies, Procedures and Standards

       EDS will comply with documented Kellwood policies and standards (see Schedule K) at the commencement of the contract, including any applicable industry regulatory laws.

3.5 Agreements and Licenses

       Kellwood currently has agreements and licenses with a number of existing 3rd party providers to provide some of the services defined in the scope of this document. EDS will be responsible for managing all work specified under these contracts at the service levels


--------------------------------------------------------------------------------
Network Services SLA                   9

Schedule C - DRAFT
                                NETWORK SERVICES
                           SERVICE LEVEL REQUIREMENTS
================================================================================

         prescribed either in these agreements or in this document as of the commencement date. A list of these agreements is provided in Schedule M

3.6 Work in Progress

              Kellwood currently has a number of projects and Initiatives in progress that are included in the scope of this document, and are the responsibility of EDS to complete within the time frames specified by Kellwood. A list of these projects is provided in Attachment H.




--------------------------------------------------------------------------------
Network Services SLA                  10

Schedule C - DRAFT
                                NETWORK SERVICES
                           SERVICE LEVEL REQUIREMENTS
================================================================================

4. SERVICE LEVEL REQUIREMENTS

   4.1 Objective

       A key objective of Kellwood's decision to outsource IT services is the desire to attain required service levels. The current service levels and the desired service levels are detailed in the following sections. One year following commencement of this agreement, the desired service level requirements will be in effect as the performance standard.

   4.2 Definitions

       Network - The network is comprised of the local area network and wide area network.

       Availability - The percentage of time the service is fully operational. Availability represents a measure of the fraction of time during a defined period when the service provided is deemed to be better than the defined Quality of Service (QoS) threshold.

               Availability (%) = 100% - Unavailability (%)

                       Where Unavailability is defined as:

                         (SIGMA) Outage Duration x 100%
                         Schedule Time - Planned Outages

       Outage Reporting - Upon detection of a service outage, EDS will notify the designated Kellwood contact within the specified time-to-notify interval.

       IMAC - Defined as an installation, move, add or change, of a user, device, or segment of the network.

       Performance Requirement - The percentage of time or instances that the target service level must be met.

       Weighting Factor % - "Weighting Factor" means, for any MASL, or Critical Milestone, the factor that is applied to the At-Risk Amount for purposes of calculating the Service Level Fee Reductions in the event of any Failure during a given Measurement Interval. The Weighting Factor for each MASL and each Critical Milestone is set forth in Schedule G. The total of the Weighting Factors for Contract Years 1 - 7 is (confidential treatment requested).

        Measurement Interval - The covered time span of the measurement. The measurement period can differ from the reporting period.

        Year 1, Year 2 - The annual time period of the contract.

        Incident - A single support issue, typically denoted by a request for service or identification of a problem.



--------------------------------------------------------------------------------
Network Services SLA                  11

Schedule C - DRAFT
                                NETWORK SERVICES
                           SERVICE LEVEL REQUIREMENTS
================================================================================

     Outage Duration / Incident Resolution Time - The time elapsed from the initiation of a ticket until service is restored. EDS will put tickets in a pending status upon resolution until confirmation from the end user is received that the ticket should be closed or five business days have passed from the time the user was asked to verify closure of the ticket. Upon either positive confirmation of closure from the user or the passage of five business days, the ticket will be considered closed. If the user indicates the issue was not resolved, then the ticket will be put back in open status.

     Response Time - Duration between when a request for service or problem resolution is reported to the help desk initiating a ticket and a support technician or engineer provides initial feedback to the customer via telephone, voicemail or e-mail.

     Mean Time to Restore (MTTR) - A single restore time is measured from the time the provider records the outage until the location / outage is restored. MTTR is the average of all restore times for the month.

     Solution Design - The technical and management specification for a new or upgraded service.

     Video Conferencing Bridge Port Availability -

       ((Total of Scheduled Bridge Minutes in Month) - (Total Outage Minutes))
       -----------------------------------------------------------------------

                  (Total of Scheduled Bridge Minutes in Month)

     Video Conferencing Operational Quality -

     ((Total Number of Calls Completed in Month) - (Calls with Operational
     ---------------------------------------------------------------------
     Difficulties in Month))
     -----------------------
                        (Total number of Calls in Month)



--------------------------------------------------------------------------------
Network Services SLA                  12

Schedule C   DRAFT
                                NETWORK SERVICES
                           SERVICE LEVEL REQUIREMENTS
================================================================================


4.3   Service Level Requirements -- Year 1 and Year 2

                            Data Network Requirements

------------------------------------------------------------------------------------------------------------------------------
Requirement        Measure                            Year 1                                         Year 2
                                               Quality of Service                             Quality of Service
                                  --------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Network            Schedule                  Monday-Sunday, 0000-2400                       Monday-Sunday, 0000-2400
Availability --
Total Network by
Business Unit*
------------------------------------------------------------------------------------------------------------------------------
                   Performance          (confidential treatment requested)             (confidential treatment requested)
                   Requirement
------------------------------------------------------------------------------------------------------------------------------
                   Weighting       (confidential treatment requested)                                  TBD
                   Factor %
------------------------------------------------------------------------------------------------------------------------------
                   Measurement            Measure Monthly, Report Monthly              Measure Monthly, Report Monthly
                   Interval
------------------------------------------------------------------------------------------------------------------------------
Internet           Schedule        Monday-Sunday, 0000-2400                       Monday-Sunday, 0000-2400
Availability
------------------------------------------------------------------------------------------------------------------------------
                   Performance          (confidential treatment requested)             (confidential treatment requested)
                   Requirement
------------------------------------------------------------------------------------------------------------------------------
                   Weighting            (confidential treatment requested)                             TBD
                   Factor %
------------------------------------------------------------------------------------------------------------------------------
                   Measurement          Measure Monthly, Report Monthly                Measure Monthly, Report Monthly
                   Interval
------------------------------------------------------------------------------------------------------------------------------


* - Business Units are: Sag/CLC/Mens/Rutherford Ops, Halmode, KNE, NYC, IAG, KWR, ARP, Corporate / SS, Dorby, Koret, New Campaign, KDD



--------------------------------------------------------------------------------
Network Services SLA                  13

Schedule C - DRAFT
                                NETWORK SERVICES
                           SERVICE LEVEL REQUIREMENTS
================================================================================

----------------------------------------------------------------------------------------------------------------------------
Requirement        Measure                            Year 1                                         Year 2
                                                Quality of Service                             Quality of Service
                                  ------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
IMAC Circuit       Target               Complete in (confidential treatment           Complete in (confidential treatment
                                      requested) days or on day committed to        requested) days or on day committed to
----------------------------------------------------------------------------------------------------------------------------
                   Performance          (confidential treatment requested)             (confidential treatment requested)
                   Requirement
----------------------------------------------------------------------------------------------------------------------------
                   Weighting         (confidential treatment requested)             TBD
                   Factor %
----------------------------------------------------------------------------------------------------------------------------
                   Measurement          Measure Monthly, Report Monthly                Measure Monthly, Report Monthly
                   Interval
----------------------------------------------------------------------------------------------------------------------------
IMAC Router        Target               Complete in (confidential treatment         Complete in (confidential treatment
                                      requested) days or on day committed to        requested) days or on day committed to
----------------------------------------------------------------------------------------------------------------------------
                   Performance          (confidential treatment requested)             (confidential treatment requested)
                   Requirement
----------------------------------------------------------------------------------------------------------------------------
                   Weighting            (confidential treatment requested)                           TBD
                   Factor %
----------------------------------------------------------------------------------------------------------------------------
                   Measurement          Measure Monthly, Report Monthly                Measure Monthly, Report Monthly
                   Interval
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
  RESPONSIVENESS                                           Year 1                                     Year 2
OF SUPPORT RESOURCES                                  Quality of Service                         Quality of Service
                        ----------------------------------------------------------------------------------------------------
   Requirement             Measure
----------------------------------------------------------------------------------------------------------------------------
  Technology Solution        Performance    Within (confidential treatment               Within (confidential treatment
  Design                     Requirement    requested) business days of request          requested) business days of request
----------------------------------------------------------------------------------------------------------------------------
  Traffic Volume Changes     Performance    Semi-annual review per site                  Semi-annual review per site
  Review by Location,        Requirement
  Country, & Vendor
----------------------------------------------------------------------------------------------------------------------------
  Access Line                Performance    Annual review per site                       Annual review per site
  Installation               Requirement
  Review by Country/Vendor
----------------------------------------------------------------------------------------------------------------------------
                             Weighting         (confidential treatment requested)                        TBD
                             Factor %
----------------------------------------------------------------------------------------------------------------------------
  Planning and analysis      Target Time    Deliver answer to request within             Deliver answer to request within
  requests                                  (confidential treatment requested)           (confidential treatment requested)
                                            business days of request unless              business days of request unless
                                            otherwise mutually agreed upon               otherwise mutually agreed upon
----------------------------------------------------------------------------------------------------------------------------
                             Performance       (confidential treatment requested)         (confidential treatment requested)
                             Requirement
----------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
Network Services SLA                  14

Schedule C - DRAFT
                                NETWORK SERVICES
                           SERVICE LEVEL REQUIREMENTS
================================================================================


-------------------------------------------------------------------------------------------
     Weighting       (confidential treatment requested)              TBD
     Factor %
-------------------------------------------------------------------------------------------
    Measurement      Measure Quarterly, Report Monthly    Measure Quarterly, Report Monthly
     Interval
-------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
Network Services SLA                  15

Schedule C - DRAFT
                                NETWORK SERVICES
                           SERVICE LEVEL REQUIREMENTS
================================================================================

                       Data Network Requirements (Cont'd)


--------------------------------------------------------------------------------------------------------------------
Requirement        Measure                          Year 1                                    Year 2
                                              Quality of Service                        Quality of Service
                                     -------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Incident           Target Time                    (confidential                            (confidential
Notification                                      treatment                                treatment
Response                                          requested)                               requested)
                                                  Minutes                                  Minutes

--------------------------------------------------------------------------------------------------------------------
                   Performance                    (confidential                            (confidential
                   Requirement                    treatment                                treatment
                                                  requested)                               requested)
--------------------------------------------------------------------------------------------------------------------
                   Weighting                      (confidential                            TBD
                   Factor %                       treatment
                                                  requested)
--------------------------------------------------------------------------------------------------------------------
                   Measurement                    Measure                                  Measure
                   Interval                       Monthly,                                 Monthly,
                                                  Report                                   Report
                                                  Monthly                                  Monthly
--------------------------------------------------------------------------------------------------------------------
Incident           Target Time                    Level 1:                                 Level 1:
Resolution /                                      (confidential                            (confidential
MTTR*                                             treatment                                treatment
                                                  requested)                               requested)
                                                  hrs                                      hrs

                                                  Level 2:                                 Level 2:
                                                  (confidential                            (confidential
                                                  treatment                                treatment
                                                  requested)                               requested)
                                                  hrs                                      hrs

                                                  Level 3:                                 Level 3:
                                                  (confidential                            (confidential
                                                  treatment                                treatment
                                                  requested)                               requested)
                                                  bus. days                                bus. days




--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Network Services SLA                  16

Schedule C - DRAFT
                                NETWORK SERVICES
                           SERVICE LEVEL REQUIREMENTS
================================================================================

--------------------------------------------------------------------------------

                   Performance                    (confidential                            (confidential
                   Requirement                    treatment                                treatment
                                                  requested)                               requested)
                   --------------- -------------- -------------- ----------- ------------- --------------- -----------
                   Weighting                      (confidential                             TBD
                   Factor %                       treatment
                                                  requested)
                   --------------- -------------- -------------- ----------- ------------- --------------- -----------
                   Measurement     Measure        Measure        Measure     Measure       Measure         Measure
                   Interval        Monthly,       Monthly,       Monthly,    Monthly,      Monthly,        Monthly,
                                   Report         Report         Report      Report        Report Monthly  Report
                                   Monthly        Monthly        Monthly     Monthly                       Monthly
                   --------------- -------------- -------------- ----------- ------------- --------------- -----------
------------------ --------------- -------------- -------------- ----------- ------------- --------------- -----------

* - Definitions:
      - Level 1:
      - Level 2:
      - Level 3:
      - Level 4:

--------------------------------------------------------------------------------
Network Services SLA                   17

Schedule C - DRAFT
                                NETWORK SERVICES
                           SERVICE LEVEL REQUIREMENTS
================================================================================


                                                          Data Network Requirements (Cont'd)

--------------------------------------------------------------------------------------------------------------------------
  Performance                                      Year 1                                       Year 2
   Reporting                                 Quality of Service                           Quality of Service
                                 -----------------------------------------------------------------------------------------
                     Measure
--------------------------------------------------------------------------------------------------------------------------
 Network          Target           Provide reports at the end of each month    Provide reports at the end of each month
 Reporting
--------------------------------------------------------------------------------------------------------------------------
                   Performance       (confidential treatment requested)           (confidential treatment requested)
                   Requirement
                 ---------------------------------------------------------------------------------------------------------
                  Weighting          (confidential treatment requested)                          TBD
                  Factor %
                 ---------------------------------------------------------------------------------------------------------
                  Measurement          Measure Monthly, Report Monthly             Measure Monthly, Report Monthly
                  Interval
                 ---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
 Monthly          Target           Bill sent by X working day of subsequent    Bill sent by X working day of subsequent
 Billing                                            month                                        month
 Timeliness
--------------------------------------------------------------------------------------------------------------------------
                   Performance       (confidential treatment requested)           (confidential treatment requested)
                   Requirement
                 ---------------------------------------------------------------------------------------------------------
                  Weighting          (confidential treatment requested)                          TBD
                  Factor %
                 ---------------------------------------------------------------------------------------------------------
                  Measurement          Measure Monthly, Report Monthly             Measure Monthly, Report Monthly
                  Interval
                 ---------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Network Services SLA                   18

Schedule C - DRAFT
                                NETWORK SERVICES
                           SERVICE LEVEL REQUIREMENTS
================================================================================

         Video Network Requirements


---------------------------------------------------------------------------------------------------------------------
                                                     Year 1                                  Year 2
Requirement         Measure                    Quality of Service                      Quality of Service
------------------- ---------------- --------------------------------------- ----------------------------------------
Availability of    Schedule                  Mon.--Sun., 0000-2400                    Mon.--Sun., 0000-2400
Video
Communications
---------------------------------------------------------------------------------------------------------------------
                   Performance                   (confidential                           (confidential
                   Requirement                   treatment                               treatment
                                                 requested)                              requested)
                   --------------------------------------------------------------------------------------------------
                   Weighting                     (confidential                           TBD
                   Factor %                      treatment
                                                 requested)
                   --------------------------------------------------------------------------------------------------
                   Measurement                   Measure                                 Measure
                   Interval                      Monthly,                                Monthly,
                                                 Report Monthly                          Report Monthly
                   --------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
Video              Target -                      (confidential                           (confidential
Conferencing       Percentage of                 treatment                               treatment
Operational        trouble-free                  requested)                              requested)
Quality            conferences
---------------------------------------------------------------------------------------------------------------------
                   Performance                   N/A                                     N/A
                   Requirement
                   --------------------------------------------------------------------------------------------------
                   Weighting                     (confidential                           TBD
                   Factor %                      treatment
                                                 requested)
                   --------------------------------------------------------------------------------------------------
                   Measurement                   Measure                                 Measure
                   Interval                      Monthly,                                Monthly,
                                                 Report Monthly                          Report Monthly
                   --------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
Video              Target Time                   (confidential                           (confidential
Conferencing                                     treatment                               treatment
Incident                                         requested)                              requested) Hour
Resolution Time                                  Hour
---------------------------------------------------------------------------------------------------------------------
                   Minimum                       (confidential                           (confidential
                   Performance                   treatment                               treatment
                                                 requested)                              requested)
                   --------------------------------------------------------------------------------------------------
                   Weighting                     (confidential                           TBD
                   Factor %                      treatment
                                                 requested)
                   --------------------------------------------------------------------------------------------------
                   Measurement                   Measure                                 Measure
                   Interval                      Monthly,                                Monthly,
                                                 Report Monthly                          Report Monthly
                   --------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Network Services SLA                   19

Schedule C - DRAFT
                                NETWORK SERVICES
                           SERVICE LEVEL REQUIREMENTS
================================================================================

5.  ROLES AND RESPONSIBILITIES

-----------------------------------------------------------------------------------------------------------------------
                          Roles and Responsibilities                              EDS         Kellwood     3rd Party
                                                                                                            provider
                                                                                                           ----------
-----------------------------------------------------------------------------
LAN Services
-----------------------------------------------------------------------------------------------------------------------
1.   Define services and standards for LAN services                                X
-----------------------------------------------------------------------------------------------------------------------
2.   Approve services and standards for LAN services                                             X
-----------------------------------------------------------------------------------------------------------------------
3.   Provide support for LAN communications, including all network traffic originating from desktop devices, file and print servers, application servers, database servers, peripherals, firewall/routers, X other network devices and other user premise devices. This service ends at the interface to the edge device at the WAN.
-----------------------------------------------------------------------------
WAN Services
-----------------------------------------------------------------------------
1.   Define services and standards for WAN services                                X
-----------------------------------------------------------------------------------------------------------------------
2.   Approve services and standards for WAN services                                             X
-----------------------------------------------------------------------------------------------------------------------
3.   Provision of WAN communications, including all network traffic
     originating from wide-area-edge devices, LAN devices and external             X                           X
     devices. Transmission facilities include private circuits, virtual lines, dial-up, microwave, satellite and radio.
-----------------------------------------------------------------------------
Video Services
-----------------------------------------------------------------------------
1.   Define services and standards for video services                              X
-----------------------------------------------------------------------------------------------------------------------
2.   Approve services and standards for video services                                           X
-----------------------------------------------------------------------------------------------------------------------
3.   Provide video services                                                        X                           X
-----------------------------------------------------------------------------------------------------------------------
Network Support Services
-----------------------------------------------------------------------------
Planning and Analysis
-----------------------------------------------------------------------------
1.   Define Kellwood functional and service requirements                                         X
-----------------------------------------------------------------------------------------------------------------------
2.   Define services and standards for planning and analysis activities            X
-----------------------------------------------------------------------------------------------------------------------
3.   Participate in defining services and standards for planning and                             X
     analysis activities
-----------------------------------------------------------------------------------------------------------------------
4.   Recommend policies and procedures to implement planning and                   X
     analysis activities
-----------------------------------------------------------------------------------------------------------------------
5.   Authorize and approve policies and procedures                                               X
-----------------------------------------------------------------------------------------------------------------------
6.   Perform business liaison function to operational units                                      X
-----------------------------------------------------------------------------------------------------------------------
7.   Perform technical planning for capacity and performance                       X
-----------------------------------------------------------------------------------------------------------------------
8.   Continuously monitor technical trends through independent                     X
     research; document and report on products and services with potential use for Kellwood
-----------------------------------------------------------------------------------------------------------------------
9.   Perform feasibility studies for the implementation of new                     X
     technologies that best meet Kellwood business needs and
     expense/service level expectations
-----------------------------------------------------------------------------------------------------------------------
10.  Perform project management and estimation functions (including the            X
     creation of project plans and appropriate management documentation)
-----------------------------------------------------------------------------------------------------------------------
11.  Conduct annual technical and business planning sessions to                                  X
     establish standards, architecture and project initiatives
-----------------------------------------------------------------------------------------------------------------------
12.  Participate in annual technical and business planning sessions to             X
     establish standards, architecture and project initiatives
-----------------------------------------------------------------------------------------------------------------------
13.  Conduct semi-annual technical reviews                                         X
-----------------------------------------------------------------------------------------------------------------------
14.  Conduct semi-annual workshops on industry trends and best practices           X
-----------------------------------------------------------------------------------------------------------------------
15.  Define Kellwood disaster recovery scenarios                                                 X
-----------------------------------------------------------------------------------------------------------------------
16.  Perform disaster recovery planning                                            X
-----------------------------------------------------------------------------------------------------------------------
17.  Provide standards, procedures and policies regarding security                               X
-----------------------------------------------------------------------------------------------------------------------
18.  Perform security planning consistent with Kellwood security                   X
     policies
-----------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Network Services SLA                   20

Schedule C - DRAFT
                                NETWORK SERVICES
                           SERVICE LEVEL REQUIREMENTS
================================================================================

-----------------------------------------------------------------------------------------------------------------------
                          Roles and Responsibilities                              EDS         Kellwood     3rd Party
                                                                                                            provider
                                                                                                           ----------
--------------------------------------------------------------------------------
Requirements Definition
--------------------------------------------------------------------------------
1.   Define requirements determination standards                                   X
-----------------------------------------------------------------------------------------------------------------------
2.   Participate in defining requirements determination standards                                X
-----------------------------------------------------------------------------------------------------------------------
3.   Conduct interviews, group workshops and surveys to determine user             X
     requirements
-----------------------------------------------------------------------------------------------------------------------
4.   Meet with Kellwood requirements groups and representatives                    X
-----------------------------------------------------------------------------------------------------------------------
5.   Serve on appropriate requirements groups and panels                           X
-----------------------------------------------------------------------------------------------------------------------
6.   Document all technical requirements in required formats (e.g.,                X
     system specifications, data models, network design schematics)
-----------------------------------------------------------------------------------------------------------------------
7.   Approve all requirements documents                                                          X
-----------------------------------------------------------------------------------------------------------------------
8.   Define systems acceptance criteria                                            X
-----------------------------------------------------------------------------------------------------------------------
9.   Define and approve user acceptance test criteria                                            X
--------------------------------------------------------------------------------
Design Specification
--------------------------------------------------------------------------------
1.   Design and configure technical environment through an annual                  X
     technology plan based on Kellwood standards, architecture and project initiatives
-----------------------------------------------------------------------------------------------------------------------
2.   Authorize technology plan through coordination with the                                     X
     appropriate Kellwood technology standards group
-----------------------------------------------------------------------------------------------------------------------
3.   Conduct site surveys for design efforts as required                           X
-----------------------------------------------------------------------------------------------------------------------
4.   Provide design documentation for all non-proprietary products and             X
     services
-----------------------------------------------------------------------------------------------------------------------
5.   Approve design documentation for non-proprietary products and                               X
     services
--------------------------------------------------------------------------------
Acquisition
--------------------------------------------------------------------------------
1.   Establish acquisition policies and procedures to agreed set of                X
     vendors
-----------------------------------------------------------------------------------------------------------------------
2.   Approve acquisition policies and procedures                                                 X
-----------------------------------------------------------------------------------------------------------------------
3.   Approve selected, strategic vendors                                                         X
-----------------------------------------------------------------------------------------------------------------------
4.   Develop and issue requests for proposals                                      X             X
-----------------------------------------------------------------------------------------------------------------------
5.   Rate supplier proposals                                                       X             X
-----------------------------------------------------------------------------------------------------------------------
6.   Negotiate supplier contracts                                                  X             X
-----------------------------------------------------------------------------------------------------------------------
7.   Procure assets                                                                X             X
-----------------------------------------------------------------------------------------------------------------------
8.   Manage/track service orders                                                   X
-----------------------------------------------------------------------------------------------------------------------
9.   Co-ordinate delivery and installation of new products and services            X
-----------------------------------------------------------------------------------------------------------------------
10.  Ensure compliance with established Kellwood IT standards and                  X
     architectures
-----------------------------------------------------------------------------------------------------------------------
11.  Adhere to Kellwood acceptance process                                         X
--------------------------------------------------------------------------------
Construction/Development
--------------------------------------------------------------------------------
1.   Establish construction/development policies and procedures                    X
-----------------------------------------------------------------------------------------------------------------------
2.   Participate in construction/development policies and procedures,                            X
     as appropriate
-----------------------------------------------------------------------------------------------------------------------
3.   Perform engineering functions required to implement design plans              X
     for additional or new products and services
-----------------------------------------------------------------------------------------------------------------------
4.   Perform engineering functions required to implement facilities and            X
     leasehold improvements (EDS-managed premises)
-----------------------------------------------------------------------------------------------------------------------
5.   Perform engineering functions required to implement facilities and                          X
     leasehold improvements (Kellwood-managed premises)
-----------------------------------------------------------------------------------------------------------------------
6.   Manage construction/development efforts using formal project                  X
     management tools and methodologies
-----------------------------------------------------------------------------------------------------------------------
7.   Conduct development reviews and provide results to Kellwood                   X
-----------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Network Services SLA                   21

Schedule C - DRAFT
                                NETWORK SERVICES
                           SERVICE LEVEL REQUIREMENTS
================================================================================


-----------------------------------------------------------------------------------------------------------------------
8.   Approve construction/development plans and procedures where there                           X
     is an impact on other Kellwood entities/facilities and/or third party agreements
--------------------------------------------------------------------------------
Integration and Testing
--------------------------------------------------------------------------------
1.   Develop integration and testing policies and procedures                       X
-----------------------------------------------------------------------------------------------------------------------
2.   Approve integration and testing policies and procedures                                     X
-----------------------------------------------------------------------------------------------------------------------
3.   Conduct integration and security testing for all new and upgraded             X                           X
     equipment, software or services to include unit, system, integration and regression testing
-----------------------------------------------------------------------------------------------------------------------
4.   Evaluate all new and upgraded equipment, software or services for             X
     compliance with Kellwood security policies, regulations and procedures
-----------------------------------------------------------------------------------------------------------------------
5.   Perform and approve all user acceptance testing for new and                                 X
     upgraded equipment, software or services
-----------------------------------------------------------------------------------------------------------------------
6.   Stage new and upgraded equipment, software or services to smoothly            X                           X
     transition into existing environment
-----------------------------------------------------------------------------------------------------------------------
7.   Perform modifications and performance-enhancement adjustments to              X                           X
     Kellwood system software and utilities as a result of changes to architectural standards
-----------------------------------------------------------------------------------------------------------------------
8.   Manage the Kellwood integration test environment                              X
-----------------------------------------------------------------------------------------------------------------------
9.   Perform configuration management and change control activities                X                           X
-----------------------------------------------------------------------------------------------------------------------
10.  Approve change control results                                                              X
--------------------------------------------------------------------------------
Implementation and Migration
--------------------------------------------------------------------------------
1.   Define equipment migration and redeployment policies and procedures           X
-----------------------------------------------------------------------------------------------------------------------
2.   Approve equipment migration and redeployment policies and                                   X
     procedures
-----------------------------------------------------------------------------------------------------------------------
3.   Notify Kellwood of equipment migration and redeployment plans                 X
-----------------------------------------------------------------------------------------------------------------------
4.   Conduct pre-installation site surveys                                         X                           X
-----------------------------------------------------------------------------------------------------------------------
5.   Install enhancements to technical architecture or services provided           X                           X
-----------------------------------------------------------------------------------------------------------------------
6.   Install new or enhanced functions or features, hardware, software,            X                           X
     peripherals and configurations
-----------------------------------------------------------------------------------------------------------------------
7.   Co-ordinate support activities                                                X
-----------------------------------------------------------------------------------------------------------------------
8.   Provide technical assistance during conversion as requested                   X                           X
-----------------------------------------------------------------------------------------------------------------------
9.   Install infrastructure as required (e.g., wiring and cables)                  X                           X
-----------------------------------------------------------------------------------------------------------------------
10.  Perform data migration, excluding conversion, by electronic or                X
     manual methods as a result of implementation or migration
-----------------------------------------------------------------------------------------------------------------------
11.  Perform appropriate tests on all installs, moves, adds and changes            X                           X
-----------------------------------------------------------------------------------------------------------------------
12.  Conduct and approve user acceptance tests                                                   X
-----------------------------------------------------------------------------------------------------------------------
13.  Provide Kellwood IT with training on new products and services on             X
     request
-----------------------------------------------------------------------------------------------------------------------
14.  Provide end-user training for new products and services on request            X
-----------------------------------------------------------------------------------------------------------------------
15.  Approve implementation "go/no go" decisions                                                 X
--------------------------------------------------------------------------------
Operations and Administration
--------------------------------------------------------------------------------
1.   Define operations and administration policies in compliance with              X
     Kellwood Security Policies
-----------------------------------------------------------------------------------------------------------------------
2.   Audit operations and administration polices for compliance with                             X
     Kellwood security policies
-----------------------------------------------------------------------------------------------------------------------
3.   Co-ordinate user support activities                                           X
-----------------------------------------------------------------------------------------------------------------------
4.   Answer and respond to inquiries and trouble resolution items and              X
     escalate in accordance with established procedures
-----------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Network Services SLA                   22

Schedule C - DRAFT
                                NETWORK SERVICES
                           SERVICE LEVEL REQUIREMENTS
================================================================================

Rules and Responsibilities                                                       EDS       Kellwood       3rd Party
                                                                                                           Provider
-----------------------------------------------------------------------------------------------------------------------
5.       Perform day-to-day operations and administration activities as            X                           X
         defined in Section 2 .
-----------------------------------------------------------------------------------------------------------------------
6.       Perform system backups and handle per established procedures              X
-----------------------------------------------------------------------------------------------------------------------
7.       Conduct Disaster Recovery testing as agreed upon                          X
-----------------------------------------------------------------------------------------------------------------------
8.       Analyze and reconcile invoices from data network circuit providers        X
-----------------------------------------------------------------------------------------------------------------------
9.       Approve invoices for payment                                                            X
-----------------------------------------------------------------------------------------------------------------------
10.      Respond quickly and efficiently to all installation and                   X                           X
         maintenance initiatives
-----------------------------------------------------------------------------------------------------------------------
11.      Perform configuration management and change control activities            X                           X
-----------------------------------------------------------------------------------------------------------------------
12.      Approve change control results                                                          X
-----------------------------------------------------------------------------------------------------------------------
Maintenance
-----------------------------------------------------------------------------------------------------------------------
1.       Define maintenance and repair policies and procedures                     X
-----------------------------------------------------------------------------------------------------------------------
2.       Participate in defining maintenance and repair policies and                             X
         procedures
-----------------------------------------------------------------------------------------------------------------------
3.       Dispatch repair technicians to the point-of-service location if           X                           X
         necessary
-----------------------------------------------------------------------------------------------------------------------
4.       Perform diagnostics on hardware, software, peripherals and                X                           X
         services (as appropriate)
-----------------------------------------------------------------------------------------------------------------------
5.       Install manufacturer field change orders, service packs, firmware         X                           X
         and software maintenance releases, etc.
-----------------------------------------------------------------------------------------------------------------------
6.       Perform software distribution and version control                         X                           X
-----------------------------------------------------------------------------------------------------------------------
7.       Replace defective parts and systems, including preventive                 X                           X
         maintenance according to the manufacturer's published
         mean-time-between failure rates
-----------------------------------------------------------------------------------------------------------------------
8.       Conduct maintenance and parts management and monitoring during            X                           X
         warranty and off-warranty periods
-----------------------------------------------------------------------------------------------------------------------
9.       Perform routine system management on support applications such as         X                           X
         system tuning
-----------------------------------------------------------------------------------------------------------------------
10.      Perform maintenance on peripherals and special purpose devices            X                           X
-----------------------------------------------------------------------------------------------------------------------
Technical Support
-----------------------------------------------------------------------------------------------------------------------
1.       Define technical support policies and procedures                          X
-----------------------------------------------------------------------------------------------------------------------
2.       Test, install and tune technical environment hardware, software,          X                           X
         peripherals and services
----------------------------------------------------------------------------------------------------------------------
3.       Manage hardware, software, peripherals, and services to meet              X
        service levels
-----------------------------------------------------------------------------------------------------------------------
4.       Provide technical assistance as requested for level two end-user          X
         and production support as requested by the Help Desk
-----------------------------------------------------------------------------------------------------------------------
Service Level Monitoring and Reporting
-----------------------------------------------------------------------------------------------------------------------
1.       Define, approve and document  SLOs, SLRs and reporting cycles                           X
-----------------------------------------------------------------------------------------------------------------------
2.       Measure and analyze performance relative to requirements                  X
-----------------------------------------------------------------------------------------------------------------------
3.       Develop improvement plans where appropriate                               X
-----------------------------------------------------------------------------------------------------------------------
4.       Authorize and approve improvement plans                                                 X
-----------------------------------------------------------------------------------------------------------------------
5.       Implement improvement plans                                               X
-----------------------------------------------------------------------------------------------------------------------
6.       Report on service level results                                           X
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
7.       Co-ordinate SLA monitoring and reporting with designated Kellwood         X
         representative
-----------------------------------------------------------------------------------------------------------------------
Training Activities
-----------------------------------------------------------------------------------------------------------------------
1.       Establish training plans and procedures                                   X
-----------------------------------------------------------------------------------------------------------------------
2.       Approve requested training plans and procedures                                         X
-----------------------------------------------------------------------------------------------------------------------
3.       Provide advanced training, as agreed, to technical groups to              X
         facilitate full exploitation of all relevant functional features
-----------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Network Services SLA                       23

Schedule C -DRAFT
                                NETWORK SERVICES
                           SERVICE LEVEL REQUIREMENTS
================================================================================

-----------------------------------------------------------------------------------------------------------------------
                          Roles and Responsibilities                              EDS         Kellwood     3rd Party
                                                                                                            provider
                                                                                                           ----------
--------------------------------------------------------------------------------
Documentation
--------------------------------------------------------------------------------
1.   Define documentation requirements and formats                                 X
-----------------------------------------------------------------------------------------------------------------------
2.   Participate in defining documentation requirements and formats as                           X
     appropriate
-----------------------------------------------------------------------------------------------------------------------
3.   Provide output in agreed format for support of activities                     X
     throughout the life cycle of services as appropriate
-----------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Network Services SLA                   24

Schedule C -DRAFT
                                NETWORK SERVICES
                           SERVICE LEVEL REQUIREMENTS
================================================================================

3. SERVICE UTILIZATION

   See Attachments A and B for a listing of Kellwood voice / data and video network components and sites.

4. PRICING REQUIREMENTS

   Vendor must price network management services using the charging units described below.

   .


--------------------------------------------------------------------------------
Network Services SLA                   25

                                                                      SCHEDULE D

                                                   Voice Communications Services
                                                      Service Level Requirements

Schedule D - DRAFT

                              VOICE COMMUNICATIONS
                           SERVICE LEVEL REQUIREMENTS
================================================================================

                                TABLE OF CONTENTS

1    INTRODUCTION .........................................................   1

     Voice Communications Services ........................................   1
        1.1.1  General Responsibilities ...................................   1

2    DEFINITION OF SERVICES ...............................................   2

     Voice Communications Services ........................................   2
     Voice Communications Support Services ................................   2
        2.2.1  Planning and Analysis ......................................   2
        2.2.2  Requirements Definition ....................................   2
        2.2.3  Design Specification .......................................   3
        2.2.4  Acquisition ................................................   3
        2.2.5  Construction/Development ...................................   3
        2.2.6  Integration and Testing ....................................   3
        2.2.7  Implementation and Migration ...............................   4
        2.2.8  Operations and Administration ..............................   4
        2.2.9  Maintenance ................................................   4
        2.2.10 Technical Support ..........................................   5
        2.2.11 Monitoring and Reporting ...................................   5
        2.2.12 Configuration Management/Change Control ....................   6
        2.2.13 Documentation ..............................................   6
        2.2.14 Technology Refreshment and Replenishment ...................   6

3    SERVICE ENVIRONMENT ..................................................   1

     3.1  Equipment .......................................................   1
     3.2  Affected Kellwood Entities and Locations ........................   1
     3.3  Policies and Standards ..........................................   1
     3.4  Third Party Suppliers ...........................................   1
     3.5  Work-in-Progress ................................................   1

4    SERVICE LEVELS .......................................................   2

     4.1  Objective .......................................................   2
     4.2  Definitions .....................................................   2
     4.3  Service Levels - Years 1 & 2 ....................................   4

5    ROLES AND RESPONSIBILITIES ...........................................   8

6    SERVICE UTILIZATION ..................................................  14

7    PRICING REQUIREMENTS .................................................  14


--------------------------------------------------------------------------------
Voice of Communications SLA          Page i

Schedule D - Draft

                              VOICE COMMUNICATIONS
                           SERVICE LEVEL REQUIREMENTS
================================================================================

1    INTRODUCTION

     This service level agreement provides a description of the voice communications service area, the environment, service level requirements
     (SLRs), and roles and responsibilities for the provision of products and services in support of Kellwood.

     1.1  Voice Communications Services

          1.1.1 General Responsibilities

                The following are general responsibilities that, pursuant to other Kellwood guidelines, EDS shall be responsible for:

                a. Providing the services, defined in Section 2, covering the service environment described in Section 3, at the service levels prescribed in Section 4. EDS and Kellwood are responsible for performing the roles and responsibilities defined in more detail in Section 5.

                b. Providing the voice communication services as defined in this SLA document as of the commencement date.

                c. Complying with Kellwood policies, regulations and standards applicable to Kellwood for information, information systems, personnel, and physical and technical security.

                d. Conforming to changes in laws, regulations, and policies. Major changes shall be proposed on an Initiative basis to alter the environment to conform to the new requirements.

                e.  Reporting performance against service level requirements.

                f. Coordinating all changes to the Information Technology Infrastructure that may affect the service levels of any other service area with Kellwood IT management.

--------------------------------------------------------------------------------
Voice Communications SLA             Page 1

Schedule D - DRAFT

                              VOICE COMMUNICATIONS
                           SERVICE LEVEL REQUIREMENTS
================================================================================

2    DEFINITION OF SERVICES

     The following sections prescribe the major services provided under this Agreement.

     2.1  Voice Communications Services
          Voice communications services are defined as the provision of local and long-distance communications services globally. EDS' responsibilities include the procurement of, and the engineering, installation coordination, maintenance coordination and management of the voice network. EDS shall monitor, to the extent capable of being monitored, the lines and circuits to determine the cause of network problems, in which case EDS shall initiate the appropriate support processes.

     2.2  Voice Communications Support Services
          Voice communications support services are defined as all life-cycle activities associated with the provision of services for the voice services described above. Voice support services include the following life-cycle activities.

          2.2.1   Planning and Analysis
                  Planning and analysis services include the activities associated with the research of new technical trends, products and services, such as hardware components, system software, and transmission facilities that offer opportunities to improve the efficiency and effectiveness of the voice infrastructure. Such activities include:
                  a. Investigating and documenting new products and services, such as hardware components and system software
                  b.  Assessing process re-engineering opportunities
                  c. Performing operational planning for capacity and performance purposes
                  d. Conducting feasibility studies for the implementation of new technologies
                  e.  Performing project management and estimation
                  f. Participating in regular technical and business planning sessions to establish standards, architecture and project initiatives
                  g. Participating in security planning and analysis (including risk analysis) of new technologies
                  h.  Conducting semi-annual technical reviews
                  i. Conducting semi-annual workshops on industry trends and best practices
                  j.  Planning for disaster recovery

          2.2.2   Requirements Definition
                  Requirements definition services include the activities associated with the assessment of user and security needs and requirements that are used to determine technical design. Such activities include:
                  a.  Conducting interviews, group workshops and surveys
                  b.  Meeting with requirements groups and representatives
                  c. Information system security activities in accordance with Kellwood policies and procedures.

--------------------------------------------------------------------------------
Voice Communications SLA             Page 2

Schedule D - DRAFT

                              VOICE COMMUNICATIONS
                           SERVICE LEVEL REQUIREMENTS
================================================================================

          2.2.3   Design Specification
                  Design specification services include the activities and deliverables that translate user and information system security requirements into detailed technical system specifications. Such activities include obtaining Kellwood oversight and approval through coordination with the appropriate architectural or technical oversight authority.

          2.2.4   Acquisition
                  Acquisition services include the activities associated with the evaluation, selection, and acquisition of new and upgraded hardware and software. Such activities include:
                  a.  Developing and issuing requests for proposals
                  b.  Rating Provider proposals
                  c.  Coordinating delivery
                  d. Ensuring compliance with established Kellwood IT standards and architectures
                  e.  Adhering to Kellwood acceptance processes

          2.2.5   Construction/Development
                  Construction and/or development services include the activities associated with the construction and/or development of technical infrastructure tools and utilities that enhance custom or third party software solutions operating in the voice network environment. Such services include:
                  a. Enhancing and upgrading existing transmission and voice switching facilities
                  b.  Enhancing and upgrading existing service delivery points

          2.2.6   Integration and Testing
                  Integration and testing services include the activities that ensure that all individual telephony and video communications components configured with or added to the infrastructure work together properly as a cohesive communications environment performing all of the intended functions. Integration and testing activities include adjustments to Kellwood's voice communications infrastructure as a result of changes to architectural standards or discovered security vulnerabilities. Integration and testing services include such activities as:
                  a.  Performing integration and in-house development tests
                  b.  Staging systems before implementation
                  c. Performing modifications and performance enhancement adjustments to Kellwood system software and utilities as a result of changes to architectural standards
                  d. Managing the voice communications infrastructure integration test environment
                  e.  Conducting configuration management and change control




--------------------------------------------------------------------------------
Voice Communications SLA             Page 3

Schedule D - DRAFT

                              VOICE COMMUNICATIONS
                           SERVICE LEVEL REQUIREMENTS
================================================================================

          2.2.7   Implementation and Migration
                  Implementation and migration services include the activities associated with the installation of new and upgraded hardware, system software components and transmission facilities. Such activities include:
                  a. Performing voice network upgrades as a result of new and enhanced applications and architectures
                  b.  Installing new or enhanced functions or features
                  c. Installing new or enhanced hardware items, components, peripherals or configuration and system management tools
                  d.  Installing new or enhanced voice network configurations
                  e. Performing migration of data, either electronic or manual, for voice system management repositories, address tables, Management Information Bases (MIBs) and other network management elements
                  f. Performing the installation of new or upgraded voice network premise devices are included as operational installs/moves/adds/changes (IMACs)
                  g.  Test to production turnover implementation support
                  h.  Installing wiring and cabling
                  i.  Conducting pre-installation site surveys

          2.2.8   Operations and Administration
                  Operations services include the activities associated with the provisioning and day-to-day management of the installed hardware, systems software and voice transmission facilities environment.
                  a.  Operations activities include:
                      i. Network systems management (e.g., performance, problem, change and capacity monitoring)
                      ii. Working with public carriers and other providers to implement new or upgraded voice communications networks
                      iii.  Voice communications network contingency planning
                      iv. Working with public carriers and other providers to perform any operations activities

                  b.  Administration services include activities such as:
                      i.    Managing PBXs
                      ii. Providing volume/metric data for services, as agreed with Kellwood
                      iii.  Asset management, including software licenses
                      iv. Physical (e.g., equipment) and logical installs, moves, adds and changes .

          2.2.9   Maintenance
                  Maintenance services include the activities associated with the maintenance and repair of hardware and software, to include "break-and-fix" services. Installed platform and product version levels are not to be more than one version behind the current commercial release, unless coordinated with Kellwood IT managment. Such activities include:
                  a. Dispatching repair technicians to the point-of-service location if necessary





--------------------------------------------------------------------------------
Voice Communications SLA             Page 4

Schedule D - DRAFT

                              VOICE COMMUNICATIONS
                           SERVICE LEVEL REQUIREMENTS
================================================================================

                  b. Performing diagnostics on hardware and software, peripherals and services
                  c. Installing manufacturer field change orders, service packs, firmware and software maintenance releases with agreement of Kellwood.
                  d. Software distribution and version control, both electronic and manual
                  e. Replacing defective parts and systems, including for preventive maintenance as required (e.g., per manufacturer's published mean-time-between failure rates)
                  f. Maintenance, parts management and monitoring during warranty and off-warranty periods
                  g.  Disaster recovery testing on an agreed to basis
                  h. Working and coordinating with public carriers and other providers to perform any maintenance activities

          2.2.10  Technical Support
                  Technical support services include the activities associated with providing technical resources required for the tuning of system software and utilities for optimal performance. Also included is level two technical assistance for the Kellwood Help Desk, support for end users, external entities using Kellwood IT services and Kellwood field locations.

          2.2.11  Monitoring and Reporting
                  Monitoring and reporting services include the activities associated with ongoing health checks, status reporting and problem management (ongoing surveillance, tracking, escalation and resolution of problems) of voice network services. Problem management activities described within this document and in the Help Desk service level agreement require EDS to coordinate with the Help Desk and other providers. EDS shall report system management information (e.g., performance metrics and system accounting information) to the designated Kellwood representative in a format agreed to by Kellwood. Such activities to be reported on shall be agreed to by Kellwood and EDS and could include:

                  a.  Performance Management
                      .  Event Management
                      .  Capacity, Storage and Workload Management
                      .  Software Metering
                      .  Trend Analysis
                      .  Planning and Strategy

                  b.  Fault Management
                      .  Problem Management and Troubleshooting
                      . Contingency Planning and Disaster Recovery . Repair Hardware
                      .  Repair and Return (Parts Resolution)

                  c.  System Administration
                      .  Hardware Installation





--------------------------------------------------------------------------------
Voice Communications SLA             Page 5

Schedule D - DRAFT

                              VOICE COMMUNICATIONS
                           SERVICE LEVEL REQUIREMENTS
================================================================================

                      .  Software Installation
                      .  User Account Management

                  d.  Customer Support
                      .  Help Desk
                      .  Initial Customer Training

                  e.  Configuration Management
                      .  Asset Management

                  f.  Other
                      .  Procurement--Hardware and Software
                      .  Licensing

          2.2.12  Configuration Management/Change Control
                  Configuration management/change control activities include all the life-cycle services required to manage and document (e.g., voice network schematics and topologies, security documentation, etc.) changes to the existing voice network environment and information system security activities in accordance with Kellwood's security policy.

          2.2.13  Documentation
                  Documentation services include the activities associated with developing, revising, maintaining, reproducing, and distributing information in hard copy and electronic form. The types of documents include:
                  a.  Voice network system specifications and topologies
                  b.  End-user documentation
                  c.  Site and system security plans
                  d.  Call usage details
                  e.  Standard operating procedures.

          2.2.14  Technology Refreshment and Replenishment
                  Technology refreshment and replenishment activities include the activities associated with modernizing the voice infrastructure on a continual basis. This includes planning and management of the processes and rapid infusion and refreshment of IT skills.





--------------------------------------------------------------------------------
Voice Communications SLA             Page 6

Voice Communications Management Services
--------------------------------------------------------------------------------
                                                           Statement of Services
--------------------------------------------------------------------------------

3     SERVICE ENVIRONMENT

      This section describes the scope of the services described in Section 2. This includes assets, facilities and locations, personnel, policies and procedures, licenses and agreements, and work-in-progress. Schedules and attachments are associated with each section to allow for quarterly updates and changes.

      3.1  Equipment
           All hardware and software required for the provision of the services in this document that are installed, on-order, or used by Kellwood as of the Contract Effective Date, are included in the scope of this Service Level Agreement (see Attachment A). Following is a list of equipment to be included in Attachment A:

               .  Voice Lines (dial tone)         .  Key Systems ---- ???
               .  Voice Lines (Voice network)     .  PBX
               .  Telephone Sets                  .  CTI --- ???
               .  Modems                          .  Long Distance Services
                                                  .  IVR ---- ???
               .  Hubs                            .  Voice Features
               .  Voice Switches                  .  Call Logging (CDR) ---- ???

      3.2  Affected Kellwood Entities and Locations
           Kellwood entities and locations that are included in the scope of this document and the services provided are listed in Attachment D. Certain external Kellwood suppliers and customers are also affected by these services, especially as points of connectivity, and are listed in Attachment E.

      3.3  Policies and Standards
           EDS will comply with Kellwood policies and standards applicable to Kellwood for information, and information systems security at the commencement of the Agreement. These policies and standards are outlined in Schedule K.

      3.4  Third Party Suppliers
           Kellwood currently has agreements with a number of third parties to provide some of the services defined in this Service Level Agreement. Based on agreement with Kellwood, the provider is responsible for all work under these contracts at the service levels prescribed either in the third party contract or in this Service Level Agreement as of the Commencement Date. A list of these third party suppliers and a description of the type of work performed is provided in Attachment G.

      3.5  Work-in-Progress
           Kellwood currently has a number of projects in progress that are included in this Service Level Agreement and are the responsibility of the Provider to complete within the time frames specified by Kellwood. A list of these projects is provided in Attachment H.
--------------------------------------------------------------------------------
                                                                          Page 1

Voice Communications Management Services
--------------------------------------------------------------------------------
                                                           Statement of Services
--------------------------------------------------------------------------------

4     SERVICE LEVELS

      4.1  Objective
           A key objective of Kellwood's decision to outsource IT services is the desire to attain required service levels. The desired service levels are detailed in the following sections.

      4.2  Definitions
           Availability - The percentage of time the service is fully operational. Availability represents a measure of the fraction of time during a defined period when the service provided is deemed to be better than the defined Quality of Service (QoS) threshold.

           Availability (%) = 100% - Unavailability (%)

           Where Unavailability is defined as:

           E Outage Duration x 100%
                Schedule Time - Planned Outages
           Outage Reporting - Upon detection of a service outage, EDS will notify the designated Kellwood contact within the specified time-to-notify interval.

           IMAC - Defined as an installation, move, add or change, of a user, device, or segment of the network.
           Incident - A single support issue, typically denoted by a request for service or identification of a problem.

           Outage Duration / Incident Resolution Time - The time elapsed from the initiation of a ticket until service is restored. EDS will put tickets in a pending status upon resolution until confirmation from the end user is received that the ticket should be closed or five business days have passed from the time the user was asked to verify closure of the ticket. Upon either positive confirmation of closure from the user or the passage of five business days, the ticket will be considered closed. If the user indicates the issue was not resolved, then the ticket will be put back in open status.

           Response Time - Duration between when a request for service or problem resolution is reported to the help desk initiating a ticket and a support technician or engineer provides initial feedback to the customer via telephone, voicemail or e-mail.

           Performance Requirement - The percentage of time or instances that the target service level must be met.

--------------------------------------------------------------------------------
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

Voice Communications Management Services
--------------------------------------------------------------------------------
                                                           Statement of Services
--------------------------------------------------------------------------------

           Weighting Factor % - "Weighting Factor" means, for any MASL, or Critical Milestone, the factor that is applied to the At-Risk Amount for purposes of calculating the Service Level Fee Reductions in the event of any Failure during a given Measurement Interval. The Weighting Factor for each MASL and each Critical Milestone is set forth in Schedule G. The total of the Weighting Factors for Contract Years 1 - 7 is (confidential treatment requested).

           Reporting Interval - The covered time span of a performance report.

           Measurement Interval -The covered time span of the measurement. The measurement period can differ from the reporting period.

           Year 1, Year 2 - Refers to the first two annual periods of the contract.

           Solution Design - The technical and management specification for a new or upgraded service.

           Mean Time to Restore (MTTR) - A single restore time is measured from the time the provider records the outage until the location / outage is restored. MTTR is the average of all restore times for the month.

--------------------------------------------------------------------------------
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

Voice Communications Management Services
--------------------------------------------------------------------------------
                                                           Statement of Services
--------------------------------------------------------------------------------

      4.3  Service Levels - Years 1 & 2
           The following minimum service levels are required at contract commencement. On the 13th month (Year 2), EDS will deliver the IT services at improved service levels where described.

--------------------------------------------------------------------------------------------------------------------------------
  AVAILABILITY                                              Year 1                                     Year 2
                                                      Quality of Service                         Quality of Service
                           -----------------------------------------------------------------------------------------------------
                              Measure
--------------------------------------------------------------------------------------------------------------------------------
Availability of Entire     Schedule                     Mon - Sat,                                 Mon - Sat,
Network (by Business                                    0000-2400                                  0000-2400
Unit)
                           -----------------------------------------------------------------------------------------------------
                           Performance                  (confidential                              (confidential
                           Requirement                  treatment                                  treatment
                                                        requested)                                 requested)
                           -----------------------------------------------------------------------------------------------------
                           Weighting                    (confidential                              TBD
                           Factor %                     treatment
                                                        requested)
                           -----------------------------------------------------------------------------------------------------
                           Measurement                  Measure                                    Measure
                           Interval                     Monthly,                                   Monthly,
                                                        Report                                     Report
                                                        Monthly                                    Monthly
                           -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Long Distance and Toll     Target Time                  (confidential                              (confidential
Free Mean Time to                                       treatment                                  treatment
Restore (MTTR)                                          requested)                                 requested)
                                                        hours                                      hours
--------------------------------------------------------------------------------------------------------------------------------
                           Performance                  (confidential                              (confidential
                           Requirement                  treatment                                  treatment
                                                        requested)                                 requested)
                           -----------------------------------------------------------------------------------------------------
                           Weighting                    (confidential                              TBD
                           Factor %                     treatment
                                                        requested)
                           -----------------------------------------------------------------------------------------------------
                           Measurement                  Measure                                    Measure
                           Interval                     Monthly,                                   Monthly,
                                                        Report                                     Report
                                                        Monthly                                    Monthly
                           -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                          Page 4

Voice Communications Management Services
--------------------------------------------------------------------------------
                                                           Statement of Services
--------------------------------------------------------------------------------










--------------------------------------------------------------------------------
                                                                          Page 5

Voice Communications Management Services
--------------------------------------------------------------------------------
                                                           Statement of Services
--------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
    IMACs                                         Year 1                                         Year 2
                                            Quality of Service                             Quality of Service
               -------------------------------------------------------------------------------------------------------------
                  Measure
----------------------------------------------------------------------------------------------------------------------------
IMAC (station                                Completed                                       Completed
service and                                  within                                          within
voice mail)        Target Time               (confidential                                   (confidential
1 to 5                                       treatment                                       treatment
                                             requested)                                      requested)
                                             business days                                   business day
---------------               ----------------------------------------------------------------------------------------------
                                             Completed                                       Completed
6 to 20                                      within                                          within
                                             (confidential                                   (confidential
                                             treatment                                       treatment
                                             requested)                                      requested)
                                             business days                                   business days
---------------               ----------------------------------------------------------------------------------------------
Over 20                                       Case by Case                                    Case by Case
----------------------------------------------------------------------------------------------------------------------------
               Performance                    (confidential                                  (confidential
               Requirement                      treatment                                      treatment
                                               requested)                                      requested)
               -------------------------------------------------------------------------------------------------------------
               Weighting                      (confidential                                       TBD
               Factor %                         treatment
                                               requested)
               -------------------------------------------------------------------------------------------------------------
               Measurement                       Measure                                        Measure
               Interval                      Weekly, Report                                     Weekly,
                                                 Monthly                                     Report Monthly
               -------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
IMAC w/Date
Require-
ment (up        Target Time    Complete on Date Requested                     Complete on Date Requested
to 20
with
5 days
notice
required)
----------------------------------------------------------------------------------------------------------------------------
               Performance          (confidential treatment requested)             (confidential treatment requested)
               Requirement
               -------------------------------------------------------------------------------------------------------------
               Weighting            (confidential treatment requested)                            TBD
               Factor %
               -------------------------------------------------------------------------------------------------------------
                Measurement        Measure Quarterly, Report Quarterly            Measure Quarterly, Report Quarterly
                  Interval
               -------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
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

Voice Communications Management Services
--------------------------------------------------------------------------------
                                                           Statement of Services
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
 RESPONSIVE-                                      Year 1                                       Year 2
   NESS OF                                  Quality of Service                          Quality of Service
   SUPPORT
  RESOURCES
                      ------------------------------------------------------------------------------------------------------
                        Measure
----------------------------------------------------------------------------------------------------------------------------
Technology Solution   Performance       Within (confidential treatment            Within (confidential treatment
Design                Requirement       requested) business days of request       requested) business days of request
----------------------------------------------------------------------------------------------------------------------------
Traffic Volume        Performance      Semi-annual review per site                Semi-annual review per site
Changes Review by     Requirement
Location, Country, &
Vendor
----------------------------------------------------------------------------------------------------------------------------
Access Line           Performance      Annual review per site                     Annual review per site
Installation          Requirement
Review by
Country/Vendor
----------------------------------------------------------------------------------------------------------------------------
                      Weighting        (confidential treatment requested)         TBD
                      Factor %
                      ------------------------------------------------------------------------------------------------------

Planning and          Target Time      Deliver answer to request within           Deliver answer to request within
analysis requests                      (confidential treatment requested)         (confidential treatment requested)
                                       business days of request unless otherwise  business days of request unless
                                       mutually agreed upon                       otherwise mutually agreed upon
----------------------------------------------------------------------------------------------------------------------------
                      Performance          (confidential treatment requested)        (confidential treatment requested)
                      Requirement
                      ------------------------------------------------------------------------------------------------------
                      Weighting            (confidential treatment requested)                        TBD
                      Factor %
                      ------------------------------------------------------------------------------------------------------
                      Measurement           Measure Quarterly, Report Monthly          Measure Quarterly, Report Monthly
                       Interval
                      ------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
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

Voice Communications Management Services
--------------------------------------------------------------------------------
                                                           Statement of Services
--------------------------------------------------------------------------------

5    ROLES AND RESPONSIBILITIES

------------------------------------------------------------------------------------------------------------------------------
                          Roles and Responsibilities                                 EDS          Kellwood    3/rd/ Party
                                                                                                                provider
                                                                                                              ------------
-----------------------------------------------------------------------------
Voice Communications Support Services
-----------------------------------------------------------------------------
Planning and Analysis
------------------------------------------------------------------------------------------------------------------------------

1.   Define Kellwood functional and service  requirements                                            X
------------------------------------------------------------------------------------------------------------------------------
2.   Define services and standards for planning and analysis activities               X
------------------------------------------------------------------------------------------------------------------------------
3.   Participate in defining services and standards for planning and                                 X
     analysis activities
------------------------------------------------------------------------------------------------------------------------------
4.   Recommend policies and procedures to implement planning and                      X
     analysis activities
------------------------------------------------------------------------------------------------------------------------------
5.   Perform business liaison function to operational units                                          X
------------------------------------------------------------------------------------------------------------------------------
6.   Perform technical planning for capacity and performance                          X
------------------------------------------------------------------------------------------------------------------------------
7.   Continuously monitor technical trends through independent research;              X
     document and report on products and services with potential use for
     Kellwood
------------------------------------------------------------------------------------------------------------------------------
8.   Perform feasibility studies for the implementation of new                        X
     technologies that best meet Kellwood business needs and expense/service level expectations
------------------------------------------------------------------------------------------------------------------------------
9.   Perform project management and estimation functions (including the               X
     creation of project plans and appropriate management documentation)
------------------------------------------------------------------------------------------------------------------------------
10.  Conduct annual technical and business planning sessions to                                      X
     establish standards, architecture and project initiatives
------------------------------------------------------------------------------------------------------------------------------
11.  Participate in annual technical and business planning sessions to                X
     establish standards, architecture and project initiatives
------------------------------------------------------------------------------------------------------------------------------
12.  Conduct semi-annual technical reviews                                            X
------------------------------------------------------------------------------------------------------------------------------
13.  Conduct semi-annual workshops on industry trends and best practices              X
------------------------------------------------------------------------------------------------------------------------------
14.  Define Kellwood disaster recovery scenarios                                                     X
------------------------------------------------------------------------------------------------------------------------------
15.  Perform disaster recovery planning                                               X
------------------------------------------------------------------------------------------------------------------------------
16.  Provide standards, procedures and policies regarding security                                   X
------------------------------------------------------------------------------------------------------------------------------
17.  Perform security planning consistent with Kellwood security policies             X
------------------------------------------------------------------------------------------------------------------------------
Requirements Definition
------------------------------------------------------------------------------------------------------------------------------
1.   Define requirements determination standards                                      X
------------------------------------------------------------------------------------------------------------------------------
2.   Ensure requirements are met within security policies                             X
------------------------------------------------------------------------------------------------------------------------------
3.   Participate in defining requirements determination standards                                    X
------------------------------------------------------------------------------------------------------------------------------
4.   Conduct interviews, group workshops and surveys to determine user                X
     requirements
------------------------------------------------------------------------------------------------------------------------------
5.   Meet with Kellwood requirements groups and representatives                       X
------------------------------------------------------------------------------------------------------------------------------
6.   Serve on appropriate requirements groups and panels                              X
------------------------------------------------------------------------------------------------------------------------------
7.   Document all technical requirements in required formats (e.g.,                   X
     system specifications, data models, network design schematics)
------------------------------------------------------------------------------------------------------------------------------
8.   pprove all requirements documents                                                               X
------------------------------------------------------------------------------------------------------------------------------
9.   Define system acceptance criteria                                                X
------------------------------------------------------------------------------------------------------------------------------
10.  Define and approve user acceptance test criteria                                                X
------------------------------------------------------------------------------------------------------------------------------
Design Specification
------------------------------------------------------------------------------------------------------------------------------
1.   Design and configure technical environment through an annual                     X
     technology plan based on Kellwood standards, architecture and project initiatives
------------------------------------------------------------------------------------------------------------------------------
2.   Authorize technology plan through coordination with the appropriate                             X
     Kellwood technology standards group
------------------------------------------------------------------------------------------------------------------------------
3.   Conduct site surveys for design efforts as required                              X
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
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

Voice Communications Management Services
----------------------------------------------------------------------
                                                 Statement of Services
----------------------------------------------------------------------

--------------------------------------------------------------------------------
      Roles and Responsibilities            EDS   Kellwood  3/rd/ Party provider
                                                                        --------
--------------------------------------------------------------------------------
4.  Provide design documentation for
    non-proprietary products and services    X

--------------------------------------------------------------------------------
5.  Approve design documentation for
    non-proprietary products and services            X
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
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

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--------------------------------------------------------------------------------
                                                           Statement of Services
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                           Roles and Responsibilities                                 EDS        Kellwood    3/rd/ Party provider
------------------------------------------------------------------------------------------------------------------------------------
Acquisition
------------------------------------------------------------------------------------------------------------------------------------
1.   Establish acquisition policies and procedures to agreed set of vendors            X
------------------------------------------------------------------------------------------------------------------------------------
2.   Approve acquisition policies and procedures                                                     X
------------------------------------------------------------------------------------------------------------------------------------
3.   Approve selected, strategic vendors                                                             X
------------------------------------------------------------------------------------------------------------------------------------
4.   Develop and issue requests for proposals                                          X             X
------------------------------------------------------------------------------------------------------------------------------------
5.   Rate supplier proposals                                                           X             X
------------------------------------------------------------------------------------------------------------------------------------
6.   Negotiate supplier contracts                                                      X             X
------------------------------------------------------------------------------------------------------------------------------------
7.   Procure assets                                                                    X             X
------------------------------------------------------------------------------------------------------------------------------------
8.   Manage/track service orders                                                       X
------------------------------------------------------------------------------------------------------------------------------------
9.   Co-ordinate delivery and installation of new products and services                X
------------------------------------------------------------------------------------------------------------------------------------
10.  Ensure compliance with established Kellwood IT standards and architectures        X
------------------------------------------------------------------------------------------------------------------------------------
11.  Adhere to Kellwood acceptance process                                             X
------------------------------------------------------------------------------------------------------------------------------------
Construction/Development
------------------------------------------------------------------------------------------------------------------------------------
1.   Establish construction/development policies and procedures                        X
------------------------------------------------------------------------------------------------------------------------------------
2.   Participate in establishing construction/development policies and procedures                    X
------------------------------------------------------------------------------------------------------------------------------------
3.   Perform engineering functions required to implement design plans for              X
     additional or new products and services
------------------------------------------------------------------------------------------------------------------------------------
4.   Perform engineering functions required to implement facilities and                X
     leasehold improvements (EDS managed premises)
------------------------------------------------------------------------------------------------------------------------------------
5.   Perform engineering functions required to implement facilities and                              X
     leasehold improvements (Kellwood managed premises)
------------------------------------------------------------------------------------------------------------------------------------
6.   Manage construction/development efforts using formal project                      X
     management tools and methodologies
------------------------------------------------------------------------------------------------------------------------------------
7.   Conduct development reviews and provide results to Kellwood                       X
------------------------------------------------------------------------------------------------------------------------------------
8.   Approve construction/development plans and procedures where there is                            X
     an impact on other Kellwood entities/facilities and/or third party agreements
------------------------------------------------------------------------------------------------------------------------------------
Integration and Testing
------------------------------------------------------------------------------------------------------------------------------------
1.   Develop integration and testing policies and procedures                           X
------------------------------------------------------------------------------------------------------------------------------------
2.   Approve integration and testing policies and procedures                                         X
------------------------------------------------------------------------------------------------------------------------------------
3.   Conduct integration and security testing for all new and upgraded                 X                              X
     equipment, software or services to include unit, system, integration and regression testing
------------------------------------------------------------------------------------------------------------------------------------
4.   Evaluate all new and upgraded equipment, software or services for                 X
     compliance with Kellwood security policies, regulations and procedures
------------------------------------------------------------------------------------------------------------------------------------
5.   Perform and approve all user acceptance testing for new and upgraded                            X
     equipment, software or services
------------------------------------------------------------------------------------------------------------------------------------
6.   Stage new and upgraded equipment, software or services to smoothly                X                              X
     transition into existing environment
------------------------------------------------------------------------------------------------------------------------------------
7.   Perform modifications and performance-enhancement adjustments to                  X                              X
     Kellwood system software and utilities as a result of changes to architectural standards
------------------------------------------------------------------------------------------------------------------------------------
8.   Test new releases of supported hardware and software to ensure                    X
     conformance with Kellwood SLRs
------------------------------------------------------------------------------------------------------------------------------------
9.   Manage Kellwood's integration test environment                                    X
------------------------------------------------------------------------------------------------------------------------------------
10.  Perform configuration management and change control activities                    X                              X
------------------------------------------------------------------------------------------------------------------------------------
11.  Approve change control results                                                                  X
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
                                                           Statement of Services
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                           Roles and Responsibilities                      EDS          Kellwood    3/rd/ Party provider
------------------------------------------------------------------------------------------------------------------------------------
Implementation and Migration
------------------------------------------------------------------------------------------------------------------------------------
 1.  Define equipment migration and redeployment policies                   X
------------------------------------------------------------------------------------------------------------------------------------
 2.  Approve equipment migration and redeployment policies
------------------------------------------------------------------------------------------------------------------------------------
 3.  Notify Kellwood of equipment migration and redeployment plans          X
------------------------------------------------------------------------------------------------------------------------------------
 4.  Conduct pre-installation site surveys                                  X                                 X
------------------------------------------------------------------------------------------------------------------------------------
 5.  Install enhancements to technical architecture or services provided    X                                 X
------------------------------------------------------------------------------------------------------------------------------------
 6.  Install new or enhanced functions or features, hardware, software,     X                                 X
     peripherals and configurations
------------------------------------------------------------------------------------------------------------------------------------
 7.  Co-ordinate support activities                                         X
------------------------------------------------------------------------------------------------------------------------------------
 8.  Provide technical assistance during conversion as requested            X                                 X
------------------------------------------------------------------------------------------------------------------------------------
 9.  Install infrastructure as required (e.g., wiring and cables)           X                                 X
------------------------------------------------------------------------------------------------------------------------------------
10.  Perform data migration by either electronic or manual methods as a     X
     result of implementation or migration
------------------------------------------------------------------------------------------------------------------------------------
11.  Perform appropriate tests on all installs, moves, adds and changes     X                                 X
------------------------------------------------------------------------------------------------------------------------------------
12.  Conduct and approve user acceptance tests                                              X
------------------------------------------------------------------------------------------------------------------------------------
13.  Provide IT with training on new products and services                  X
------------------------------------------------------------------------------------------------------------------------------------
14.  Provide end-user training for new products and services on request     X
------------------------------------------------------------------------------------------------------------------------------------
15.  Approve implementation and migration "go/no go" decisions                              X
------------------------------------------------------------------------------------------------------------------------------------
Operations and Administration
------------------------------------------------------------------------------------------------------------------------------------
 1.  Define operations and administration policies in compliance w/         X
     Kellwood Security Policies
------------------------------------------------------------------------------------------------------------------------------------
 2.  Audit operations and administration polices for compliance w/                          X
     Kellwood security policies
------------------------------------------------------------------------------------------------------------------------------------
 3.  Co-ordinate user support activities with the Help Desk as              X
     appropriate
------------------------------------------------------------------------------------------------------------------------------------
 4.  Answer and respond to inquiries and trouble resolution items and       X
     escalate in accordance with established procedures
------------------------------------------------------------------------------------------------------------------------------------
 5.  Perform day-to-day operations and administration activities as         X
     defined in Section 2.
------------------------------------------------------------------------------------------------------------------------------------
 6.  Perform system backups and handle per established procedures           X
------------------------------------------------------------------------------------------------------------------------------------
 7.  Conduct Disaster Recovery testing as agreed upon                       X
------------------------------------------------------------------------------------------------------------------------------------
 8.  Respond quickly and efficiently to all installation and maintenance    X
     initiatives
------------------------------------------------------------------------------------------------------------------------------------
 9.  Perform Calling Card administration                                    X
------------------------------------------------------------------------------------------------------------------------------------
10.  Perform configuration management and change control activities         X
------------------------------------------------------------------------------------------------------------------------------------
11.  Approve change control results                                                         X
------------------------------------------------------------------------------------------------------------------------------------
12.  Provide service billing and inquiry                                    X
------------------------------------------------------------------------------------------------------------------------------------
Maintenance
------------------------------------------------------------------------------------------------------------------------------------
 1.  Define maintenance and repair policies and procedures                  X
------------------------------------------------------------------------------------------------------------------------------------
 2.  Dispatch repair technicians to the point-of-service location if        X
     necessary
------------------------------------------------------------------------------------------------------------------------------------
 3.  Perform diagnostics on hardware, software, peripherals and             X                                 X
     services (as appropriate)
------------------------------------------------------------------------------------------------------------------------------------
 4.  Install manufacturer field change orders, service packs, firmware      X                                 X
     and software maintenance releases, etc.
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                         Page 11

Voice Communications Management Services
--------------------------------------------------------------------------------
                                                           Statement of Services
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
5.  Perform software distribution and version control                  X                    X
---------------------------------------------------------------------------------------------------
6.  Replace defective parts and systems, including preventive          X                    X
    maintenance according to the manufacturer's published
    mean-time-between failure rates
---------------------------------------------------------------------------------------------------
7.  Conduct maintenance and parts management and monitoring            X                    X
    during warranty and off-warranty periods
---------------------------------------------------------------------------------------------------
8.  Perform routine system management on support applications          X                    X
    such as system tuning
---------------------------------------------------------------------------------------------------
9.  Perform maintenance on peripherals and special purpose             X                    X
    devices
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                         Page 12

Voice Communications Management Services
--------------------------------------------------------------------------------
                                                           Statement of Services
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                          Roles and Responsibilities                                 EDS          Kellwood     3/rd/ Party provider
------------------------------------------------------------------------------------------------------------------------------------
Technical Support
------------------------------------------------------------------------------------------------------------------------------------
1.   Define technical support policies and procedures                                 X
------------------------------------------------------------------------------------------------------------------------------------
2.   Test, install and tune technical environment hardware, software,                 X                                X
     peripherals and services
------------------------------------------------------------------------------------------------------------------------------------
3.   Manage hardware, software, peripherals, and services to meet service             X
     levels
------------------------------------------------------------------------------------------------------------------------------------
4.   Provide technical assistance as requested for level two end-user and             X                                X
     production support
------------------------------------------------------------------------------------------------------------------------------------
5.   Co-ordinate level two end-user and product support with the Help Desk            X
------------------------------------------------------------------------------------------------------------------------------------
Service Level Monitoring and Reporting
------------------------------------------------------------------------------------------------------------------------------------
1.   Define, approve and document SLOs, SLRs and reporting cycles                                     X
------------------------------------------------------------------------------------------------------------------------------------
2.   Measure and analyze performance relative to requirements                         X
------------------------------------------------------------------------------------------------------------------------------------
3.   Develop improvement plans where appropriate                                      X
------------------------------------------------------------------------------------------------------------------------------------
4.   Authorize and approve improvement plans                                                          X
------------------------------------------------------------------------------------------------------------------------------------
5.   Implement improvement plans                                                      X
------------------------------------------------------------------------------------------------------------------------------------
6.   Report on service level results                                                  X
------------------------------------------------------------------------------------------------------------------------------------
7.   Co-ordinate SLA monitoring and reporting with designated Kellwood                X
     representative
------------------------------------------------------------------------------------------------------------------------------------
Training Activities
------------------------------------------------------------------------------------------------------------------------------------
1.   Establish training plans and procedures                                          X
------------------------------------------------------------------------------------------------------------------------------------
2.   Provide training for Kellwood personnel to improve "how-to-use" skills           X
     related to IT service area systems and applications
------------------------------------------------------------------------------------------------------------------------------------
3.   Provide advanced training, as agreed, to technical groups to facilitate          X
     full exploitation of all relevant functional features
------------------------------------------------------------------------------------------------------------------------------------
Documentation
------------------------------------------------------------------------------------------------------------------------------------
     1.  Define documentation requirements and formats                                X
------------------------------------------------------------------------------------------------------------------------------------
     2.  Participate in definition of documentation requirements and formats                          X
------------------------------------------------------------------------------------------------------------------------------------
     3.  Provide output in agreed format for support of activities                    X
         the life cycle of services as appropriate
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                         Page 13

Voice Communications Management Services
--------------------------------------------------------------------------------
                                                           Statement of Services
--------------------------------------------------------------------------------


6    SERVICE UTILIZATION
     . See Attachment A for a listing of Kellwood voice and video volumes by business unit.

7    PRICING REQUIREMENTS
     Vendor must price voice communications services using the charging units described below.

     1.

--------------------------------------------------------------------------------
                                                                         Page 14

                                                                      SCHEDULE E


                                                                       Help Desk
                                                      Service Level Requirements

Schedule E

                                   HELP DESK
                           SERVICE LEVEL REQUIREMENTS
================================================================================


TABLE OF CONTENTS

1. INTRODUCTION                                                                1
   1.1. Help Desk Services ...............................................     1
      1.1.1. General Responsibilities ....................................     1
2. DEFINITION OF SERVICES                                                      2
   2.1. Help Desk Services ...............................................     2
      2.1.1. Single Point of Contact .....................................     2
      2.1.2. Escalation ..................................................     2
      2.1.3. Self Help ...................................................     2
      2.1.4. Root Cause Analysis .........................................     2
      2.1.5. Monitoring and Reporting ....................................     3
3. SERVICE ENVIRONMENT                                                         4
   3.1. Equipment ........................................................     4
   3.2. Facilities .......................................................     4
   3.3. Data and Applications ............................................     4
   3.4. Entities and Locations ...........................................     4
   3.5. Policies and Standards ...........................................     4
   3.6. Third Party Suppliers ............................................     4
   3.7. Work-In-Progress .................................................     4
4. SERVICE LEVELS                                                              5
   4.1. Objectives .......................................................     5
   4.2. Definitions ......................................................     5
   4.3. Service Level Requirements--Years 1 & 2 ..........................     8
   4.4. Customer Satisfaction ............................................    16
5. ROLES AND RESPONSIBILITIES                                                 18
6. SERVICE UTILIZATION                                                        21
   6.1. Types of Devices .................................................    21
   6.2. Types of Software Products .......................................    21
7. PRICING REQUIREMENTS                                                       21
ATTACHMENT A - Equipment                                                      22
ATTACHMENT B - Facilities                                                     23
ATTACHMENT C - Data and Applications                                          24
ATTACHMENT D - Business Essential Software                                    25
ATTACHMENT H - Work in Progress                                               26


--------------------------------------------------------------------------------
Help Desk SLA                        Page i

Schedule E

                                   HELP DESK
                           SERVICE LEVEL REQUIREMENTS
================================================================================


   1. INTRODUCTION

   This service level agreement provides a description of the Help Desk service area, the environment, service level requirements (SLRs), and roles and responsibilities for the provision of products and services in support of Kellwood.

   1.1. Help Desk Services

        1.1.1. General Responsibilities
               The following are general responsibilities that, pursuant to other Kellwood guidelines, the EDS shall be responsible for:

               a. Providing the services, defined in Section 2, covering the service environment described in Section 3, at the service levels prescribed in Section 4. EDS and Kellwood are respectively responsible for performing the roles and responsibilities defined in more detail in Section 5.

               b. Providing the help desk services as defined in this SLA document as of the commencement date.

               c. Complying with Kellwood policies, regulations and standards applicable to Kellwood for information, information systems, personnel, physical and technical security.

               d. Conforming to changes in laws, regulations, and policies.
                  Major changes shall be proposed on an Initiative basis to alter the environment to conform to the new requirements.

               e. Reporting performance against service level requirements.

               f. Coordinating all changes to the Information Technology
                  Infrastructure that may affect the service levels of any other service area with Kellwood Company IT Management.


--------------------------------------------------------------------------------
Help Desk SLA                        Page 1

Schedule E

                                   HELP DESK
                           SERVICE LEVEL REQUIREMENTS
================================================================================


2. DEFINITION OF SERVICES

    2.1. Help Desk Services
         Help Desk Services include the provision of a single point of contact for the logging, tracking, reporting and resolution of IT problems for Kellwood's end-users. The Help Desk provides end-to-end ownership of problems which may need to be referred/escalated to more specialized entities for resolution. The Help Desk provides self-help facilities to enable users to service themselves using automated tools. In addition, it will own and manage the root cause analysis process to understand or prevent recurring problems and/or trends.

         2.1.1. Single Point of Contact
                A single point of contact will be provided for service requests, including:
                a. Problem tracking and first level resolution
                b. Installs, Moves, Adds and Changes (IMACs)
                c. Catalog quotations
                d. Catalog procurement
                e. "How-to" assistance for Kellwood shrink wrap applications
                f. User account administration, including password resets
                g. End-to-end ownership for problem resolution and closure

         2.1.2. Escalation
                Escalation to second level specialists through a well defined process, including EDS' resources, third parties such as hardware and software suppliers, other Providers and Kellwood's internal support resources.

         2.1.3. Self Help
                Self help refers to intranet-based, automated means made available directly to end users to assist in fulfilling various service requests, including password resets, catalog procurement, "how to" queries, etc. This service will be available by 11/01/2002.

         2.1.4. Root Cause Analysis
                Root cause analysis process exists to understand or prevent recurring problems and/or trends which could result in problems. EDS will do the following:

                a. Identify the root cause of such problems or failures
                b. Allocate resources as may be necessary to remedy the
                   failure, and any consequences of the failure
                c. Provide Kellwood with a written report detailing the cause of, and procedure for correcting, such failure. Provide updates on a monthly basis until closure
                d. Substantiate to Kellwood that all reasonable actions have been taken to prevent recurrence of such failure

--------------------------------------------------------------------------------
Help Desk SLA                       Page 2

Schedule E

                                   HELP DESK
                           SERVICE LEVEL REQUIREMENTS
================================================================================

       2.15. Monitoring and Reporting
              EDS will monitor and report on:
              a.  Service level performance
              b.  Preventative maintenance
              c.  Root cause analysis
              d.  Trends in service requests indicating a need for training

--------------------------------------------------------------------------------
Help Desk SLA                        Page 3

Schedule E

                                   HELP DESK
                           SERVICE LEVEL REQUIREMENTS
================================================================================

3. SERVICE ENVIRONMENT

   This section describes the scope of services described in Section 2. This includes assets, facilities and locations, personnel, policies and procedures, licenses and agreements, and work-in-process. Schedules and attachments are associated with each section to allow for quarterly updates and changes.

   3.1. Equipment

        A description of the equipment used to provide Help Desk services to the client is provided in Attachment A

   3.2. Facilities

        A description of the facilities used to provide Help Desk services to the client is provided in Attachment B

   3.3. Data and Applications

        A description of the data sets and applications used to provide Help Desk services to the client is provided in Attachment C

   3.4. Entities and Locations

        The Kellwood locations that are included in the scope of this document are listed in Schedule R.

   3.5. Policies and Standards

        EDS is responsible for complying with Kellwood policies, directives, regulations, standards and procedures, including governance standards. See Schedule K.

   3.6. Third Party Suppliers

        Kellwood currently has agreements with a number of existing Providers to provide some of the services defined in the scope of this document. These Providers are responsible for all work under these contracts at the service levels prescribed in the contracts. A list of existing Providers is contained in Schedule M.

   3.7. Work-In-Progress

        Kellwood currently has a number of projects and initiatives in progress that are included in the scope of this document, and are the responsibility of EDS to complete within the time frames specified by Kellwood. A list of these projects is provided in Attachment H.

--------------------------------------------------------------------------------
Help Desk SLA                        Page 4

Schedule E

                                   HELP DESK
                           SERVICE LEVEL REQUIREMENTS
================================================================================

4. SERVICE LEVELS

   4.1. Objectives

        A key objective of Kellwood's decision to outsource IT services is to attain required service levels. The desired service levels are detailed in the following sections.

   4.2. Definitions

        Abandonment - defined as calls that enter the queue and "hang up" after 30 seconds.

        Availability - Refers to the required time frames during which certain services provided by the Help Desk must be available to users and respond to automatically generated trouble tickets. Availability represents a measure of the fraction of time during a defined period when the service provided is deemed to be better than the defined Quality of Service (QoS) threshold.

                  Availability (%) = 100% - Unavailability (%)
                       Where Unavailability is defined as:
                            E Outage Duration x 100%
                         Schedule Time - Planned Outage

        Business Day - is 12 hours in duration, 0700 - 1900 local time.

        Call Back - defined as a follow-up call to user after trouble ticket is closed to determine level of user satisfaction.

        First Contact - initial contact with a Help Desk agent for a service request or problem.

        Incident - A single support issue, typically denoted by a request for service or identification of a problem.

        Incident Resolution - the time elapsed from the initiation of a trouble ticket until service is restored. EDS will put tickets in a pending status upon resolution until confirmation from the end user is received that the ticket should be closed or five business days have passed from the time the user was asked to verify closure of the ticket. Upon either positive confirmation of closure from the user or the passage of five business days, the ticket will be considered closed. If the user indicates the issue was not resolved, then the ticket will be put back in open status.

        Response Time - Duration between when a request for service or problem resolution is reported to the help desk initiating a ticket and a support technician or engineer provides initial feedback to the customer via telephone, voicemail or e-mail.

        Incident Severity Levels for Non-Desktop related

              Severe - system or primary function inoperable, multiple users affected

              Major - major feature/function not operating or not operating correctly; major

--------------------------------------------------------------------------------
Help Desk SLA                        Page 5

Schedule E

                                   HELP DESK
                           SERVICE LEVEL REQUIREMENTS
================================================================================

        feature/function request for "how-to" use, system operating

        Minor - cosmetic feature change; minor feature/function request for "how-to" use, system operating

   Incident Severity Levels for Desktop

        Severe - The desktop is completely inoperable

        Major - One or more applications on the desktop are not functioning

        Minor - Cosmetic feature issue, slow desktop response time or other similar problem

   Manned Support - refers to those hours during which personnel must be available to provide Help Desk support to users. Such support includes answering phone calls and e-mails, opening trouble tickets, first call problem resolution, and categorizing and routing trouble tickets.

   Measurement Interval - the period of time performance will be calculated. This takes into consideration the impact of continuous outage. For example, a monthly measurement interval for a 99% Minimum Performance for a 7x24 system with 8 hours of weekly planned downtime would allow 6.4 hours of continuous outage with no other outages during that month. A weekly interval would allow only 1.6 hours of a continuous outage.

   Performance Requirement - the percentage of time or instances that the target service level requirement must be met.

   Root Cause Analysis - a method of determining primary causes of recurring problems.

   Schedule - all references to schedule (e.g., 0730 hours) in the service level requirement tables are local time for the point of service.

   Weighting Factor % - "Weighting Factor" means, for any MASL, or Critical Milestone, the factor that is applied to the At-Risk Amount for purposes of calculating the Service Level Fee Reductions in the event of any Failure during a given Measurement Interval. The Weighting Factor for each MASL and each Critical Milestone is set forth in Schedule G. The total of the Weighting Factors (i) for Contract Year 1, is (confidential treatment requested); (ii) for Contract Year 2, is (confidential treatment requested); and (iii) for each of Contract Years 3-5, shall not exceed (confidential treatment requested).

   Target - the desired level of service for that particular service level metric.

   Time-to-Answer - defined as elapsed time once ACD or IVR routes call to live agent.

   Week - a week is 7 days, or 5 business days, excluding company holidays. If a trouble incident is reported at 1430 hours and the hours of operation for the services or system

--------------------------------------------------------------------------------
Help Desk SLA                        PAGE 6

Schedule E

                                   HELP DESK
                           SERVICE LEVEL REQUIREMENTS
================================================================================

          are from 0730 to 1430, then the problem can be repaired during the next business day. If the hours of operation are 0000 - 2400, then the problem should be corrected within the agreed to time to repair (in hours).

          Year 1, Year 2 - refers to the first two annual periods of the contract.

          Peak Hours - 0700 - 1900 local time

          Non-Peak Hours - 1900 - 0700 local time

--------------------------------------------------------------------------------
Help Desk SLA                        Page 7

Schedule E

                                   HELP DESK
                           SERVICE LEVEL REQUIREMENT
================================================================================

    4.3.  Service Leve1l Requirements--Years 1 & 2

          The following minimum service levels are required at contract commencement. On the 13/th/ month (Year 2), EDS will deliver the IT services at improved service levels where described.

------------------------------------------------------------------------------------------------------------------------
AVAILA-                                        Year 1                                      Year 2
BILITY            Measure                Quality of Service                          Quality of Service
                                      ----------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Manned           Schedule                     7 days a                                    7 days a
Support                                       week, 24                                    week, 24
                                              hours a day                                 hours a day
------------------------------------------------------------------------------------------------------------------------
                 Performance                  (confidential                               (confidential
                 Requirement                  treatment                                   treatment
                                              requested) of                               requested) of
                                              scheduled                                   scheduled
                 -------------------------------------------------------------------------------------------------------
                 Weighting                    (confidential                               TBD
                 Factor %                     treatment
                                              requested)
                 -------------------------------------------------------------------------------------------------------
                 Measure-ment                 Measure                                     Measure
                 Interval                     Weekly,                                     Weekly,
                                              Report                                      Report
                                              Monthly                                     Monthly
                 -------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Self-Help        Schedule                     Sun-Sat,                                    Sun-Sat,
Support                                       0000-2400                                   0000-
                                                                                          2400
------------------------------------------------------------------------------------------------------------------------
                 Performance                  (confidential                               (confidential
                 Requirement                  treatment                                   treatment
                                              requested) of                               requested) of
                                              scheduled                                   scheduled
                 -------------------------------------------------------------------------------------------------------
                 Weighting                    (confidential                               TBD
                 Factor %                     treatment
                                              requested)
                 -------------------------------------------------------------------------------------------------------
                 Measure-ment                 Measure                                     Measure
                 Interval                     Weekly,                                     Weekly,
                                              Report                                      Report
                                              Monthly                                     Monthly
                 -------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Planning and     Target Time        Deliver answer to request within            Deliver answer to request within
analysis                            (confidential treatment requested)          (confidential treatment requested)
requests                            business days of request unless otherwise   business days of request unless otherwise
                                    mutually agreed upon                        mutually agreed upon
------------------------------------------------------------------------------------------------------------------------
                 Performance        (confidential treatment requested)          (confidential treatment requested)
                 Requirement
                 -------------------------------------------------------------------------------------------------------
                 Weighting          (confidential treatment requested)                     TBD
                 Factor %
                 -------------------------------------------------------------------------------------------------------
                 Measurement        Measure Quarterly, Report Monthly           Measure Quarterly, Report Monthly
                 Interval
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Help Desk SLA                        Page 8

Schedule E

                                   HELP DESK
                           SERVICE LEVEL REQUIREMENTS
================================================================================



--------------------------------------------------------------------------------
Help Desk SLA                        Page 9

Schedule E

                                   HELP DESK
                           SERVICE LEVEL REQUIREMENTS
================================================================================

------------------------------------------------------------------------------------------------------------------------
RES-                                               Year 1                                      Year 2
PONSE                Measure                 Quality of Service                          Quality of Service
TIME                             ---------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Time to          Target                       Peak -                                      Peak -
Answer or                                     (confidential                               (confidential
on-Hold                                       treatment                                   treatment
                                              requested)                                  requested)
                                              seconds or                                  seconds or
                                              less;                                       less;
                                              Non-Peak -                                  Non-Peak -
                                              (confidential                               (confidential
                                              treatment                                   treatment
                                              requested)                                  requested)
                                              seconds or                                  seconds or
                                              less                                        less
------------------------------------------------------------------------------------------------------------------------
                 Performance                  (confidential                               (confidential
                 Requirement                  treatment                                   treatment
                                              requested)                                  requested)
                 -------------------------------------------------------------------------------------------------------
                 Weighting                    (confidential                               TBD
                 Factor %                     treatment
                                              requested)
                 -------------------------------------------------------------------------------------------------------
                 Measurement                  Measure                                     Measure
                 Interval                     Weekly,                                     Weekly,
                                              Report                                      Report
                                              Monthly                                     Monthly
                 -------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Abandon-         Target                       (confidential                               (confidential
ment                                          treatment                                   treatment
                                              requested)                                  requested)
------------------------------------------------------------------------------------------------------------------------
                 Performance                  (confidential                               (confidential
                 Requirement                  treatment                                   treatment
                                              requested)                                  requested)
                 -------------------------------------------------------------------------------------------------------
                 Weighting                    (confidential                               TBD
                 Factor %                     treatment
                                              requested)
                 -------------------------------------------------------------------------------------------------------
                 Measurement                  Measure                                     Measure
                 Interval                     Weekly,                                     Weekly,
                                              Report                                      Report
                                              Monthly                                     Monthly
                 -------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
INCIDENT                                           Year 1                                      Year 2
RESOLU-              Measure                 Quality of Service                          Quality of Service
TION                             ---------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Help Desk SLA                       Page 10

Schedule E

                                   HELP DESK
                           SERVICE LEVEL REQUIREMENTS
================================================================================

-------------------------------------------------------------------------------------------------------------------------
                                                   Year 1                                    Year 2
                                              Quality of Service                        Quality of Service
-------------------------------------------------------------------------------------------------------------------------
Calls Resolved                                  (confidential                              (confidential
on First                                        treatment                                  treatment
Contract                                        requested) or                              requested) or
                                                more                                       more
-------------------------------------------------------------------------------------------------------------------------
                   Performance                  (confidential                              (confidential
                   Requirement                  treatment                                  treatment
                                                requested)                                 requested)
                   ------------------------------------------------------------------------------------------------------
                   Weighting                    (confidential                              TBD
                   Factor %                     treatment
                                                requested)
                   ------------------------------------------------------------------------------------------------------
                   Measure-ment                 Measure                                    Measure
                   Interval                     Weekly,                                    Weekly,
                                                Report                                     Report Monthly
                                                Monthly
                   ------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Help Desk SLA                       Page 11

Schedule E

                                   HELP DESK
                           SERVICE LEVEL REQUIREMENTS
================================================================================

-------------------------------------------------------------------------------------------------------------------------
INCIDENT CLOSURE                                      Year 1                                    Year 2
                      Measure                   Quality of Service                        Quality of Service
                                     ------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Incident Closure   Target                       Functional                                 Functional
Notice (via                                     SLA PLUS                                   SLA PLUS
e-mail)                                         (confidential                              (confidential
                                                treatment                                  treatment
                                                requested)                                 requested)
                                                business days                              business days
-------------------------------------------------------------------------------------------------------------------------
                   Performance                  (confidential                              (confidential
                   Requirement                  treatment                                  treatment
                                                requested)                                 requested)
                   ------------------------------------------------------------------------------------------------------
                   Weighting Factor %           (confidential                              TBD
                                                treatment
                                                requested)
                   ------------------------------------------------------------------------------------------------------
                   Measurement                  Measure                                    Measure
                   Interval                     Weekly,                                    Weekly,
                                                Report                                     Report Monthly
                                                Monthly
                   ------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Root Cause         Target              Provide a monthly review of            Provide a monthly review of
Analysis                               problem areas and resolutions          problem areas and resolutions
-------------------------------------------------------------------------------------------------------------------------
                   Performance         (confidential treatment requested)     (confidential treatment requested)
                   Requirement
                   ------------------------------------------------------------------------------------------------------
                   Weighting           (confidential treatment requested)                  TBD
                   Factor %
                   ------------------------------------------------------------------------------------------------------
                   Measurement                Measure Weekly, Report             Measure Weekly, Report Monthly
                   Interval                         Monthly
                   ------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Help Desk SLA                       Page 12

Schedule E

                                   HELP DESK
                           SERVICE LEVEL REQUIREMENTS
================================================================================

-------------------------------------------------------------------------------------------------------------------------
ACCOUNT                                             Year 1                                    Year 2
ADMINIS-                Measure                Quality of Service                        Quality of Service
TRATION                                ----------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
New User Account   Target                       Within                                     Within
- up to 5 per                                   (confidential                              (confidential
request                                         treatment                                  treatment
                                                requested)                                 requested)
                                                business days                              business days
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
6-20 per request   Target                       Within                                     Within
                                                (confidential                              (confidential
                                                treatment                                  treatment
                                                requested)                                 requested)
                                                business days                              business days
-------------------------------------------------------------------------------------------------------------------------
20+ per request    Target                       Case by case                               Case by case
                                                project                                    project
-------------------------------------------------------------------------------------------------------------------------
                   Minimum                      (confidential                              (confidential
                   Performance                  treatment                                  treatment
                                                requested)                                 requested)
                   ------------------------------------------------------------------------------------------------------
                   Measurement                  Measure                                    Measure
                   Interval                     Weekly,                                    Weekly,
                                                Report                                     Report Monthly
                                                Monthly
                   ------------------------------------------------------------------------------------------------------
                   Weighting                    (confidential                              TBD
                   Factor %                     treatment
                                                requested)
                   ------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Password           Target          Within (confidential treatment             Within (confidential treatment requested)
Reset/Account                      requested) minutes of request (NT,         minutes of request (NT, Notes, PAL / VPN,
Unlock                             Notes, PAL / VPN, AS-400, Internet,        AS-400, Internet, Firewall)
                                   Firewall)
-------------------------------------------------------------------------------------------------------------------------
                   Minimum           (confidential treatment requested)          (confidential treatment requested)
                   Baseline
                   -----------------------------------------------------------------------------------------------------
                   Measure-ment    Measure Weekly, Report Monthly             Measure Weekly, Report Monthly
                   Interval
                   -----------------------------------------------------------------------------------------------------
                   Weighting         (confidential treatment requested)                         TBD
                   Factor %
                   -----------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Privilege Changes  Target          Within (confidential treatment             Within (confidential treatment requested)
                                   requested) days of request                 days of request
                   -----------------------------------------------------------------------------------------------------
                   Minimum           (confidential treatment requested)          (confidential treatment requested)
                   Baseline
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Help Desk SLA                       Page 13

Schedule E

                                   HELP DESK
                           SERVICE LEVEL REQUIREMENTS
================================================================================

-------------------------------------------------------------------------------------------------------------------------
                                                    Year 1                                    Year 2
                                              Quality of Service                         Quality of Service
                    -----------------------------------------------------------------------------------------------------
                    Measure-             Measure Weekly, Report Monthly              Measure Weekly, Report Monthly
                    ment
                    Interval
                    -----------------------------------------------------------------------------------------------------
                    Weighting         (confidential treatment requested)                         TBD
                    Factor %
                    -----------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Help Desk SLA                       Page 14

Schedule E

                                    HELP DESK
                           SERVICE LEVEL REQUIREMENTS
================================================================================

-------------------------------------------------------------------------------------------------------------------------
ACCOUNT                                             Year 1                                      Year 2
ADMINIS-              Measure                 Quality of Service                          Quality of Service
TRATION                        ------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
Disable User        Target        Within (confidential treatment requested)   Within (confidential treatment requested)
Accounts                          hours of authorized request (Mon-Fri)       hours of authorized request (Mon-Fri)
-------------------------------------------------------------------------------------------------------------------------
                    Minimum           (confidential treatment requested)          (confidential treatment requested)
                    Baseline
-------------------------------------------------------------------------------------------------------------------------
                    Measurement         Measure Weekly, Report Monthly              Measure Weekly, Report Monthly
                    Interval
-------------------------------------------------------------------------------------------------------------------------
                    Weighting         (confidential treatment requested)                         TBD
                    Factor %
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Help Desk SLA                        Page 15

Schedule E

                                    HELP DESK
                           SERVICE LEVEL REQUIREMENTS
================================================================================


         4.4.  Customer Satisfaction

               Kellwood and EDS shall establish a service level linked to customer satisfaction using a mutually agreed-upon survey. In designing the survey, the parties shall consider surveying sections of the population throughout the year. For example, the survey could be sent monthly to a statistically valid percentage of the Kellwood population.

               EDS shall supply to Kellwood semi-annual reports of customer satisfaction integrating the results of on going customer satisfaction surveys. Upon delivery of each such report, the parties shall meet to jointly identify any areas of customer dissatisfaction. To address each such area, EDS shall prepare a project plan, with Kellwood's input and approval that includes deliverables and overall schedule.

               EDS shall implement the customer satisfaction projects in accordance with the project plans, and shall report on their progress on a quarterly basis. Each year the parties shall review the EDS' performance of the customer satisfaction projects that have been delivered to their functional specifications that year.

-----------------------------------------------------------------------------------------------------------------------------------
     Customer                                            Year 1                                           Year 2
   Satisfaction                                    Quality of Service                               Quality of Service
-----------------------------------------------------------------------------------------------------------------------------------
                       Measure
-----------------------------------------------------------------------------------------------------------------------------------
                       Target                         (confidential                                    (confidential
                   (e.g scale 1-5)                      treatment                                        treatment
                                                       requested)                                       requested)
                                                     surveyed very                                    surveyed very
                                                      satisfied or                                     satisfied or
                                                       satisfied                                        satisfied
-----------------------------------------------------------------------------------------------------------------------------------
                   Performance                        (confidential                                    (confidential
                   Requirement                          treatment                                        treatment
                                                       requested)                                       requested)
                                                     surveyed very                                    surveyed very
                                                      satisfied or                                     satisfied or
                                                       satisfied                                        satisfied
-----------------------------------------------------------------------------------------------------------------------------------
                   Weighting                          (confidential                                         TBD
                   Factor %                             treatment
                                                       requested)
-----------------------------------------------------------------------------------------------------------------------------------
                     Measurement                        Measure                                          Measure
                       Interval                      Semi-Annually                                    Semi-Annually
                                                         Report                                           Report
                                                     Semi-Annually                                    Semi-Annually
-----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Help Desk SLA                        Page 16

Schedule E

                                    HELP DESK
                           SERVICE LEVEL REQUIREMENTS
================================================================================


--------------------------------------------------------------------------------------------------------------------------------
CUSTOMER                                           Year 1                                             Year 2
SATISFACTION        Measure                  Quality of Service                                 Quality of Service
                                ------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Periodic            Target          (confidential treatment requested) of             (confidential treatment requested) of
Sample                              closed trouble tickets surveyed within            closed trouble tickets surveyed within
                                    (confidential treatment requested)                (confidential treatment requested)
                                    hours of closing ticket                           hours of closing ticket
--------------------------------------------------------------------------------------------------------------------------------
                    Minimum         (confidential treatment requested)                (confidential treatment requested)
                    Baseline
                  --------------------------------------------------------------------------------------------------------------
                    Measurement     Measure Weekly, Report Monthly                    Measure Weekly, Report Monthly
                    Interval
--------------------------------------------------------------------------------------------------------------------------------
                    Weighting       (confidential treatment requested)                TBD
                    Factor %
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Help Desk SLA                        Page 17

Schedule E

                                    HELP DESK
                           SERVICE LEVEL REQUIREMENTS
================================================================================



5. ROLES AND RESPONSIBILITIES
-------------------------------------------------------------------------------------------------------------
Roles and Responsibilities                                                             EDS        Kellwood
-------------------------------------------------------------------------------------------------------------
Service Management
-------------------------------------------------------------------------------------------------------------
1.  Recommend Help Desk solution that best meets Kellwood business needs and            X
    expense/service level expectations
-------------------------------------------------------------------------------------------------------------
2.  Define policies and procedures                                                      X
-------------------------------------------------------------------------------------------------------------
3.  Define and approve policies and procedures for IT Security                                       X
-------------------------------------------------------------------------------------------------------------
4.  Establish problem escalation and Kellwood reporting standards and policies                       X
-------------------------------------------------------------------------------------------------------------
5.  Recommend Standards                                                                 X
-------------------------------------------------------------------------------------------------------------
6.  Approve standards                                                                                X
-------------------------------------------------------------------------------------------------------------
7.  Manage/track help desk utilization                                                  X
-------------------------------------------------------------------------------------------------------------
Asset Management (Help Desk)
-------------------------------------------------------------------------------------------------------------
1.  Procure assets (automatic call distribution units, voice                            X
    response/recognition units, call equipment, call tracking software)
-------------------------------------------------------------------------------------------------------------
2.  Terminate, dispose of, relocate assets as needed                                    X
-------------------------------------------------------------------------------------------------------------
Engineering
-------------------------------------------------------------------------------------------------------------
1.  Perform Help Desk capacity monitoring & planning                                    X
-------------------------------------------------------------------------------------------------------------
2.  Design Help Desk layout                                                             X
-------------------------------------------------------------------------------------------------------------
3.  Install/test/maintain Help Desk facilities                                          X
-------------------------------------------------------------------------------------------------------------
Help Desk
-------------------------------------------------------------------------------------------------------------
1.  Staff and maintain a Help Desk                                                      X
-------------------------------------------------------------------------------------------------------------
2.  Receive and answer Kellwood calls                                                   X
-------------------------------------------------------------------------------------------------------------
3.  Categorize and log IT inquiries/problems/requests                                   X
-------------------------------------------------------------------------------------------------------------
4.  Determine inquiry/problem request/resolution requirements                           X
-------------------------------------------------------------------------------------------------------------
5.  Resolve inquiry/problem within prescribed time limits, if possible, otherwise       X
    escalate to appropriate level 2 resource
-------------------------------------------------------------------------------------------------------------
6.  Identify problem characteristics and, if possible, root cause                       X
-------------------------------------------------------------------------------------------------------------
7.  Notify Kellwood & vendor management as required                                     X
-------------------------------------------------------------------------------------------------------------
Performance Management
-------------------------------------------------------------------------------------------------------------
1.  Define service level requirements                                                                X
-------------------------------------------------------------------------------------------------------------
2.  Document service level objectives and agreements                                    X
-------------------------------------------------------------------------------------------------------------
3.  Measure and analyze performance relative to objectives and agreements               X
-------------------------------------------------------------------------------------------------------------
4.  Develop improvement plans where appropriate                                         X
-------------------------------------------------------------------------------------------------------------
5.  Authorize improvement plans where appropriate                                                    X
-------------------------------------------------------------------------------------------------------------
6.  Implement improvement plans                                                         X
-------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Help Desk SLA                        Page 18

Schedule E

                                    HELP DESK
                           SERVICE LEVEL REQUIREMENTS
================================================================================


---------------------------------------------------------------------------------------------------------
7.    Report on service level results                                                X
---------------------------------------------------------------------------------------------------------
8.    Report on help desk statistics and trends as requested                         X
---------------------------------------------------------------------------------------------------------
Change Management (Help Desk)
---------------------------------------------------------------------------------------------------------
1.    Establish change requirements (call management systems, call equipment)        X
---------------------------------------------------------------------------------------------------------
2.    Determine change logistics                                                     X
---------------------------------------------------------------------------------------------------------
3.    Determine change impact                                                        X
---------------------------------------------------------------------------------------------------------
4.    Schedule and conduct change management meetings                                X
---------------------------------------------------------------------------------------------------------
5.    Authorize change                                                                            X
---------------------------------------------------------------------------------------------------------
6.    Notify affected clients of change timing and impact                            X
---------------------------------------------------------------------------------------------------------
7.    Implement change                                                               X
---------------------------------------------------------------------------------------------------------
8.    Verify change met objectives and did not have other, negative impacts          X
---------------------------------------------------------------------------------------------------------
9.    Conduct and approve user acceptance tests                                                   X
---------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Help Desk SLA                        Page 19

Schedule E

                                    HELP DESK
                           SERVICE LEVEL REQUIREMENTS
================================================================================



-------------------------------------------------------------------------------------------------------------
Roles and Responsibilities                                                          EDS        Kellwood
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Security (physical/logical access to systems)
-------------------------------------------------------------------------------------------------------------
1.    Establish security requirements                                                             X
-------------------------------------------------------------------------------------------------------------
2.    Maintain physical security of assets                                           X
-------------------------------------------------------------------------------------------------------------
3.    Conduct periodic security checks per requirements                              X
-------------------------------------------------------------------------------------------------------------
4.    Establish security requirements                                                             X
-------------------------------------------------------------------------------------------------------------
5.    Maintain physical security of assets                                           X
-------------------------------------------------------------------------------------------------------------
6.    Conduct periodic security checks per requirements                              X
-------------------------------------------------------------------------------------------------------------
7.    Report security violations                                                     X
-------------------------------------------------------------------------------------------------------------
8.    Implement security violation corrections                                       X
-------------------------------------------------------------------------------------------------------------
9.    Resolve security violations                                                                 X
-------------------------------------------------------------------------------------------------------------
Chargeback
-------------------------------------------------------------------------------------------------------------
1.    Assign user account codes                                                                   X
-------------------------------------------------------------------------------------------------------------
2.    Maintain account code tables                                                   X
-------------------------------------------------------------------------------------------------------------
3.    Track utilization                                                              X
-------------------------------------------------------------------------------------------------------------
4.    Respond to Kellwood inquiries                                                  X
-------------------------------------------------------------------------------------------------------------
Acquisition
-------------------------------------------------------------------------------------------------------------
1.    Establish acquisition policies and procedures to agreed set of vendors                      X
-------------------------------------------------------------------------------------------------------------
2.    Approve acquisition policies and procedures                                                 X
-------------------------------------------------------------------------------------------------------------
3.    Approve selected strategic vendors                                                          X
-------------------------------------------------------------------------------------------------------------
4.    Develop and issue requests for proposals                                       X            X
-------------------------------------------------------------------------------------------------------------
5.    Rate the supplier proposals                                                    X            X
-------------------------------------------------------------------------------------------------------------
6.    Negotiate supplier contracts                                                   X            X
-------------------------------------------------------------------------------------------------------------
7.    Procure assets                                                                 X            X
-------------------------------------------------------------------------------------------------------------
8.    Manage/track service orders                                                    X            X
-------------------------------------------------------------------------------------------------------------
9.    Coordinate delivery and installation of new products and services              X
-------------------------------------------------------------------------------------------------------------
10.   Ensure compliance with established Kellwood IT standards and architectures     X
-------------------------------------------------------------------------------------------------------------
11.   Adhere to Kellwood acceptance process                                          X
-------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Help Desk SLA                        Page 20

Schedule E

                                    HELP DESK
                           SERVICE LEVEL REQUIREMENTS
================================================================================


6. SERVICE UTILIZATION

   6.1. Types of Devices

            .  (confidential treatment requested)  Desktop
            .  (confidential treatment requested)  Laptops
            .  (confidential treatment requested)  PDAs
            .  (confidential treatment requested)  printers under maintenance

   6.2. Types of Software Products

         The following describes the standard desktop products list.
            .  Microsoft Windows
            .  Lotus Notes
            .  Cheyenne AntiVirus
            .  SMS
            .  Microsoft Office
                  .   Word
                  .   Excel
                  .   Powerpoint
                  .   Access
            .  Rumba
            .  EBA Clients (Oracle and Richter)
            .  PAL / VPN Client
            .  Adobe Acrobat Reader
            .  Palm OS
            .  Internet Explorer
            .  Microsoft Project
            .  Visio

         In addition to the standard desktop products list, there is business essential desktop software defined by site (e.g. UPS). See Attachment D

7. PRICING REQUIREMENTS

Price per seat (confidential treatment requested) per seat per month


--------------------------------------------------------------------------------
Help Desk SLA                        Page 21

Schedule E

                                    HELP DESK
                           SERVICE LEVEL REQUIREMENTS
================================================================================



ATTACHMENT A - Equipment

All EDS help desk agents supporting Kellwood are provided an EDS standard COE desktop unit with productivity software and an Aspect phone including a headset.


--------------------------------------------------------------------------------
Help Desk SLA                        Page 22

Schedule E

                                   HELP DESK
                           SERVICE LEVEL REQUIREMENTS
================================================================================

ATTACHMENT B - Facilities

The facility of the help desk supporting Kellwood is 5400 Legacy Drive Plano Texas.

--------------------------------------------------------------------------------
Help Desk SLA                       Page 23

Schedule E

                                   HELP DESK
                           SERVICE LEVEL REQUIREMENTS
================================================================================

ATTACHMENT C - Data and Applications

Vantive
Asset Insight
REMS
Citrix
SMS
MS Windows
Lotus Notes
Cheyenne AntiVirus
MS Office (Word, Excel, Powerpoint, Access)
Rumba
PAL/VPN Client
Adobe Acrobat Reader
Internet Explorer
MS Project
Visio

--------------------------------------------------------------------------------
Help Desk SLA                       Page 24

Schedule E

                                   HELP DESK
                           SERVICE LEVEL REQUIREMENTS
================================================================================

ATTACHMENT D - Business Essential Software

See Schedule A Attachment D

--------------------------------------------------------------------------------
Help Desk SLA                       Page 25

Schedule E

                                   HELP DESK
                           SERVICE LEVEL REQUIREMENTS
================================================================================

ATTACHMENT H - Work in Progress

No work in progress

--------------------------------------------------------------------------------
Help Desk SLA                       Page 26

                                                                      SCHEDULE F



                                                    Enterprise Operations Center
                                                      Service Level Requirements

Schedule F
                          ENTERPRISE OPERATIONS CENTER
                           SERVICE LEVEL REQUIREMENTS
================================================================================


TABLE OF CONTENTS

1. INTRODUCTION ...........................................................   1

   1.1. ENTERPRISE OPERATIONS CENTER SERVICES .............................   1
      1.1.1. General Responsibilities .....................................   1

2. DEFINITION OF SERVICES .................................................   2

   2.1. ENTERPRISE OPERATIONS CENTER SUPPORT SERVICES .....................   2
      2.1.1. Planning and Analysis ........................................   2
      2.1.2. Requirements Definition ......................................   2
      2.1.3. Design Specifications ........................................   2
      2.1.4. Acquisition ..................................................   3
      2.1.5. Construction/Development .....................................   3
      2.1.6. Integration and Testing ......................................   3
      2.1.7. Implementation and Migration .................................   3
      2.1.8. Operations and Administration ................................   4
      2.1.9. Maintenance ..................................................   5
      2.1.10. Technical Support ...........................................   5
      2.1.11. Monitoring and Reporting ....................................   5
      2.1.12. Configuration Management/Change Control .....................   6
      2.1.13. Training ....................................................   6
      2.1.14. Documentation ...............................................   6
      2.1.15. Technology Refreshment and Replenishment ....................   7

3. SERVICE ENVIRONMENT ....................................................   8

   3.1. EQUIPMENT AND OPERATING SOFTWARE ..................................   8
   3.2. FACILITIES ........................................................   8
   3.3. ENTITIES AND LOCATIONS ............................................   8
   3.4. POLICIES, PROCEDURES AND STANDARDS ................................   8
   3.5. AGREEMENTS AND LICENSES ...........................................   8
   3.6. WORK IN PROGRESS ..................................................   9

4. SERVICE LEVELS .........................................................  10

   4.1. OBJECTIVES ........................................................  10
   4.2. DEFINITIONS .......................................................  10
   4.3. SERVICE LEVELS--YEAR 1 & 2 ........................................  12
   4.4. BACKUP/RESTORATION ................................................  19
   4.5. DISASTER RECOVERY .................................................  20

5. ROLES AND RESPONSIBILITIES .............................................  21

6. SERVICE UTILIZATION ....................................................  29

7. PRICING REQUIREMENTS ...................................................  29

ATTACHMENT A - SERVERS AND THEIR CONFIGURATIONS ...........................  30


--------------------------------------------------------------------------------
Enterprise Operations Center SLA      Page i

Schedule F
                          ENTERPRISE OPERATIONS CENTER
                           SERVICE LEVEL REQUIREMENTS
================================================================================


ATTACHMENT B - APPLICATION LISTING WITH AVAILABILITY ......................   32
ATTACHMENT C - FACILITIES .................................................   33
ATTACHMENT H - WORK IN PROGRESS ...........................................   34


--------------------------------------------------------------------------------
Enterprise Operations Center SLA    Page ii

Schedule F
                          ENTERPRISE OPERATIONS CENTER
                           SERVICE LEVEL REQUIREMENTS
================================================================================

1. INTRODUCTION

   This service level agreement provides a description of the enterprise operations center service area, the environment, service level requirements
   (SLRs), and roles and responsibilities for the provision of products and services in support of Kellwood.

    1.1 Enterprise Operations Center Services

        1.1.1. General Responsibilities

               The following are general responsibilities that, pursuant to other Kellwood guidelines, EDS shall be responsible for:
               a. Providing the services defined in Section 2 covering the service environment described in Section 3, at the service levels prescribed in Section 4. EDS and Kellwood are respectively responsible for performing the roles and responsibilities defined in more detail in Section 5.

               b. Complying with Kellwood policies and standards applicable to
                  Kellwood for information, information systems, personnel, physical, and technical security.
               c. Conforming to changes in laws, regulations and policies.
                  Major changes shall be proposed on an Initiative basis to alter the environment to conform to the new requirements.
               d. Reporting performance against service level requirements.
               e. Coordinating all changes to the Information Technology
                  Infrastructure that may affect the service levels of any other service area with Kellwood IT Management.


--------------------------------------------------------------------------------
Enterprise Operations Center SLA     Page 1

Schedule F
                          ENTERPRISE OPERATIONS CENTER
                           SERVICE LEVEL REQUIREMENTS
================================================================================


2. DEFINITION OF SERVICES

   2.1. Enterprise Operations Center Support Services
      The Enterprise Operations Center Support Services are defined as all life-cycle activities associated with the provision of computing services for Kellwood's computing environment. This environment includes mid-range AS/400, UNIX and NT servers dedicated to Kellwood's applications and databases. All life-cycle phases shall be in accordance with Kellwood information system security policies. Enterprise Operations Center Services include the following life-cycle activities.

      2.1.1. Planning and Analysis
            Planning and analysis services include the research of new technical trends, products, and services such as hardware components and system software that offer opportunities to improve the efficiency and effectiveness of the centralized server computing infrastructure. Such activities include:
            a. Investigating and documenting new products and services, such as hardware components and system software
            b. Performing operational planning for capacity and performance purposes
            c. Conducting feasibility studies for the implementation of new technologies
            d. Performing project management and estimation
            e. Participating in regular technical and business planning sessions to establish standards, architecture and project initiatives
            f. Participating in security planning and analysis (including risk analysis) of new technologies
            g. Conducting semi-annual technical reviews
            h. Conducting semi-annual workshops on industry trends and best practices
            i. Planning for disaster recovery
            j. Conducting information system security planning.

      2.1.2. Requirements Definition
            Requirements definition services are the activities associated with the assessment of user needs and requirements that are used to determine technical design. Such activities include:
            a. Conducting interviews, group workshops and surveys
            b. Meeting with Kellwood requirements groups and representatives.

      2.1.3. Design Specifications
            Design specification services are the activities and deliverables that translate user requirements into detailed technical system specifications. Such activities include obtaining Kellwood oversight and approval through coordination with the appropriate architectural or technical oversight authority.

--------------------------------------------------------------------------------
Enterprise Operations Center SLA     Page 2

Schedule F
                          ENTERPRISE OPERATIONS CENTER
                           SERVICE LEVEL REQUIREMENTS
================================================================================


     2.1.4. Acquisition

          Acquisition services include the activities associated with the evaluation, selection, and acquisition of new and upgraded hardware and software. Such activities include:
          a. Developing and issuing requests for proposals
          b. Rating Provider proposals
          c. Coordinating delivery
          d. Ensuring compliance with established Kellwood IT standards and architectures
          e. Adhering to Kellwood acceptance processes

     2.1.5. Construction/Development

          Construction and/or development services include the activities associated with the construction and/or development of technical infrastructure tools and utilities that enhance custom or third-party software solutions operating in the enterprise operations center environment (e.g. FTP, formatters).

          Application services associated with the development of new or enhanced application functionality are not included in the scope of these activities and are addressed in Schedule B - Application Services SLR.

     2.1.6. Integration and Testing

          Integration and testing services include the activities that ensure all individual enterprise operations center infrastructure components that are configured with or added to the computing environment work together properly as a single system performing all of the intended functions. Such activities include:
          a. Performing integration and in-house development tests
          b. Staging systems before implementation
          c. Performing modifications and performance enhancement adjustments to system software and utilities as a result of changes to architectural standards
          d. Managing the enterprise operations center integration test environment
          e. Conducting configuration management and change control

          Application services associated with the integration of custom or third-party application software to address a specific business function or process are not included in the scope of these activities.

     2.1.7. Implementation and Migration

          Implementation and migration services include the activities associated with the installation and migration of new and upgraded hardware and system software components. Such services will be provided on an Initiative or IMAC basis (EBA

--------------------------------------------------------------------------------
Enterprise Operations Center SLA     Page 3

Schedule F
                          ENTERPRISE OPERATIONS CENTER
                           SERVICE LEVEL REQUIREMENTS
================================================================================

     NT servers are handled on an IMAC basis, first time and non-standard servers (e.g. when NGC, Fasturn, WebPDM, PkMS, and Intranet servers were implemented for the first time) are handled as an Initiative unless otherwise mutually agreed upon - See SLA's) and include:
     a. Performing enterprise operations center complex upgrades as a result of new and enhanced applications and architectures
     b.   Installing new or enhanced functions or features
     c. Installing new or enhanced hardware items, components peripherals, or configuration and system management tools
     d. Installing new or enhanced mainframe configurations, including Fiber Channel, Ultra SCSI, ESCON, SYSPLEX, FICON, etc.
     e. Performing data migration from existing systems to new systems, by either electronic or manual methods
     f.   Supporting test to production turnover implementation
     g.   Installing wiring and cabling
     h.   Conducting pre-installation site surveys

2.1.8 Operations and Administration
     Operations and administration services include the activities associated with the provisioning and day-to-day management of the installed systems and software environment. Such activities include:
     a.   Operations activities include:
          i. Console operations for centralized and remote computer processing unit (CPU) processing centers
          ii.  CPU processing for batch and on-line computing
          iii. Data storage (e.g., direct access storage devices (DASD), tape and optical)
          iv.  Data backup and recovery
          v.   Disaster recovery
          vi.  Centralized output management for print, microfiche, film, etc.
          vii. Consumables, such as paper, print ribbons, ink, tapes, etc.
          viii. Processing, for activities, such as loading third-party tape and receipt of batch electronic file transmissions, and application interface jobs (e.g. formatters, scheduled data transfers)
          ix. Internet/intranet/extranet Web hosting for Internet applications and electronic commerce
          x. Quality control for processing and reprocessing activities, such as batch reruns and interfaces
          xi. Information system security activities in accordance with Kellwood security policies.
     b.   Administration activities include:
          i.   Managing user accounts
          ii.  Security and virus prevention

--------------------------------------------------------------------------------
Enterprise Operations Center         Page 4

Schedule F
                          ENTERPRISE OPERATIONS CENTER
                           SERVICE LEVEL REQUIREMENTS
================================================================================

          iii. Chargeback to users for usage of services, as defined by Kellwood
          iv.  Asset management including software licenses
          v. Physical and logical installs, moves, adds and changes are included regardless of number of users, instances and systems.

2.1.9.Maintenance
     Maintenance services include the activities associated with the maintenance and repair of hardware and software. Installed platform and product version levels are not to be more than one version behind the current commercial release, unless coordinated with Kellwood's architectural standards committee. This includes any open source, commercial product patch, "bug fix," service pack installation or upgrades to the current installed version. Such activities include:
     a. Performing diagnostics on hardware and software, peripherals and services
     b. Installing manufacturer field change orders, service packs, firmware and software maintenance releases
     c.   Software distribution and version control, both electronic and manual
     d. Replacing defective parts and systems, including for preventive maintenance as required
     e. Maintenance, parts management and monitoring during warranty and off-warranty periods.

2.1.10.Technical Support
     Technical support services include the activities associated with the tuning of system software and utilities for optimal performance. Also included is Tier 2 technical assistance for the Kellwood consolidated service desk, a.k.a., help desk, support for end users, other IT professionals, external entities using Kellwood IT services and Kellwood field locations.

2.1.11.Monitoring and Reporting
     Monitoring and reporting services include the activities associated with ongoing health checks, status reporting, and problem management (ongoing surveillance, tracking, escalation, resolution and tracking of problems) of enterprise operations center services. Problem and incident management activities described within this document require EDS to coordinate with the consolidated service desk. EDS shall report system management information (e.g., performance metrics and system accounting information) to Kellwood IT Management in a format specified by Kellwood IT Management. Such activities include:
     a.   Performance Management
          o    Event Management
          o    Capacity, Storage and Workload Management
          o    Software Metering
          o    Trend Analysis

--------------------------------------------------------------------------------
Enterprise Operations Center SLA       Page 5

Schedule F
                          ENTERPRISE OPERATIONS CENTER
                           SERVICE LEVEL REQUIREMENTS
================================================================================

          o    Planning and Strategy
     b.   Fault Management
          o    Problem Management and Troubleshooting
          o    Contingency Planning and Disaster Recovery
          o    Repair Hardware
          o    Repair and Return (Parts Resolution)
     c.   System Administration
          o    Hardware Installation
          o Software Installation (Operating System Administration and Software Distribution)
          o    User Account Management
     d.   Customer Support
          o    Help Desk
          o    Customer Initial Training
     e.   Configuration Management
          o    Asset Management
     f.   Other
          o    Procurement--Hardware and Software
          o    Licensing
          o    Audits
          o    Chargeback detail
          o    Information Assurance Monitoring.


2.1.12.Configuration Management/Change Control
     Configuration management/change control activities include all the life-cycle services required to appropriately manage and document changes (e.g., version control, profiles, security plans, etc.) to the existing enterprise operations center environment.

2.1.13.Training
     Training services are the activities associated with the improvement of skills through education and instruction. Delivery methods that are offered for training include classroom style and computer-based instruction.

2.1.14.Documentation
     Documentation services are the activities associated with developing, revising, maintaining, reproducing, and distributing information in hard copy and electronic form. The types of documents include:
     a.   System specifications and documentation
     b.   Information system security documentation
     c.   Standard operating procedures

--------------------------------------------------------------------------------
Enterprise Operations Center SLA    Page 6

Schedule F
                          ENTERPRISE OPERATIONS CENTER
                           SERVICE LEVEL REQUIREMENTS
================================================================================

2.1.15.Technology Refreshment and Replenishment

     Technology refreshment and replenishment are the activities associated with modernizing the IT infrastructure on a continual basis. This includes planning and management of the processes and rapid infusion and refreshment of IT skills.



--------------------------------------------------------------------------------
Enterprise Operations Center SLA     Page 7

Schedule F
                          ENTERPRISE OPERATIONS CENTER
                           SERVICE LEVEL REQUIREMENTS
================================================================================

3. SERVICE ENVIRONMENT

     This section describes the scope of services described in Section 2. This includes assets, facilities and locations, personnel, policies and procedures, licenses and agreements, and work-in-progress. Schedules and attachments are associated with each section to allow for quarterly updates and changes.

     3.1 Equipment and Operating Software

          All hardware and software for the provision of the services described in this document that are installed, on-order, or used by Kellwood in the enterprise operations center, including AS/400, UNIX and NT computing platforms, etc. , as of the commencement date, are included in the scope of this Service Level Agreement.

          All devices prescribed under the purview of enterprise operations center hardware and software will meet the minimal configuration, performance, information systems security and standardization requirements as defined by the appropriate Kellwood Representative. A list of equipment assets is found in Schedules L, M & T and Attachment A.

     3.2 Facilities

          The facilities for the enterprise operations center, including space and utilities, shall be retained by Kellwood and provided to EDS according to terms discussed elsewhere in the agreement. See attachment C for a list of facilities.

     3.3 Entities and Locations

          The Kellwood locations that are included in the scope of this document (e.g., headquarters, field offices, processing centers, etc.) are listed in Schedule R.

     3.4 Policies, Procedures and Standards

          EDS will comply with Kellwood policies and standards applicable to Kellwood for information, and information systems security at the commencement of this agreement. These policies and standards are outlined in Schedule K.

     3.5 Agreements and Licenses

          Kellwood currently has agreements and licenses with a number of existing Providers to provide some of the services defined in the scope of this document. The Provider is responsible for all work under these contracts at the service levels prescribed either in these agreements or in this document as of the commencement date. A list of existing agreements and licenses is provided in Schedule M.

--------------------------------------------------------------------------------
Enterprise Operations Center SLA      Page 8

Schedule F
                          ENTERPRISE OPERATIONS CENTER
                           SERVICE LEVEL REQUIREMENTS
================================================================================

3.6.Work in Progress

     Kellwood currently has a number of projects and Initiatives in progress that are included in the scope of this document, and are the responsibility of EDS to complete within the time frames specified by Kellwood. A list of these projects is provided in Attachment H.



--------------------------------------------------------------------------------
Enterprise Operations Center SLA    Page 9

Schedule F
                          ENTERPRISE OPERATIONS CENTER
                           SERVICE LEVEL REQUIREMENTS
================================================================================

4. SERVICE LEVELS

     4.1. Objectives

          A key objective of Kellwood's decision to outsource IT services is to attain required service levels. The desired service levels are detailed in the following sections.

     4.2 Definitions

          Target - is the desired level of service Kellwood is seeking for that particular service level metric.

          Performance Requirement - the percentage of time or instances that the target service level must be met.

          Weighting Factor % - "Weighting Factor" means, for any MASL, or Critical Milestone, the factor that is applied to the At-Risk Amount for purposes of calculating the Service Level Fee Reductions in the event of any Failure during a given Measurement Interval. The Weighting Factor for each MASL and each Critical Milestone is set forth in Schedule G. The total of the Weighting Factors (i) for Contract Year 1, is (confidential treatment requested); (ii) for Contract Year 2, is (confidential treatment requested); and (iii) for each of Contract Years 3-4, shall not exceed (confidential treatment requested).

          Measurement Interval - the period of time performance will be calculated. This takes into consideration the impact of continuous outage. For example, a monthly measurement interval for a 99% Minimum Performance for a 7x24 system with 8 hours of weekly planned downtime would allow 6.4 hours of a continuous outage with no other outages during the month. A weekly interval would only allow 1.6 hours of a continuous outage.

          Year 1, Year 2 - refers to the first two annual periods of the contract.

          Business Day - is 12 hours in duration, 0700 - 1900 local time.

          Week - a week is 7 days, or 5 business days, excluding company holidays. If a trouble incident is reported at 1430 hours and the hours of operation for the services or system are from 0730 to 1430, then the problem can be repaired during the next business day. If the hours of operation are 0000 - 2400, then the problem should be corrected within the agreed to time to repair (in hours).

          Schedule - All references to schedule (e.g., 0730 hours) in the SLR tables are local time for the point of service.

          Availability - The percentage of time the service is fully operational. Availability represents a measure of the fraction of time during a defined period when the service provided is deemed to be better than the defined Quality of Service (QoS) threshold (Gold, Silver, Bronze).

--------------------------------------------------------------------------------
Enterprise Operations Center SLA     Page 10

Schedule F
                          ENTERPRISE OPERATIONS CENTER
                           SERVICE LEVEL REQUIREMENTS
================================================================================

                   Availability(%) = 100% - Unavailability (%)
                      Where Unavailability is defined as:

                         (SIGMA) Outage Duration x 100%
                         ------------------------------
                         Schedule Time - Planned Outage

     "End to End" - the total elapsed time for a transaction executed from an end user device to a host system over a communications network, i.e., from time ENTER/RETURN key is pressed to the time last character is returned to the end-user display screen and the screen is unlocked. EDS shall be responsible only for the response time of those components under its responsibility.

     Administrative Functions - Routine functions such as setting up userids, changing authorization tables, changing account codes, and similar functions handled by EDS.

     Schedule Time - the time during which service is to be operational.

     Incident - A single support issue, typically denoted by a request for service or identification of a problem.

     Incident Severity Levels for Application Servers / Midrange Systems

          Severe - System or primary function inoperable, multiple users affected, critical job hung, inoperable or not processing in standard time

          Major - Major feature/function not operating, not operating correctly or operating with significant performance degradation ("how to" use not included in this distributed computing Statement of Work)

          Minor - Cosmetic feature change ("how to" use not included in this Distributed computing Statement of Work)

     Incident Resolution Time - The time elapsed from the initiation of a ticket until service is restored. EDS will put tickets in a pending status upon resolution until confirmation from the end user is received that the ticket should be closed or five business days have passed from the time the user was asked to verify closure of the ticket. Upon either positive confirmation of closure from the user or the passage of five business days, the ticket will be considered closed. If the user indicates the issue was not resolved, then the ticket will be put back in open status.

     Response Time - Duration between when a request for service or problem resolution is reported initiating a ticket and a support technician or engineer provides initial feedback to the customer via telephone, voicemail or e-mail.

--------------------------------------------------------------------------------
Enterprise Operations Center SLA         Page 11

Schedule F
                          ENTERPRISE OPERATIONS CENTER
                           SERVICE LEVEL REQUIREMENTS
================================================================================

4.3 Service Levels--Year 1 & 2

     The following minimum service levels are required at contract commencement. On the 13th month (Year 2), EDS will deliver the IT services at improved service levels where described.

              Midrange Systems - AS400, UNIX and NT - Availability
----------------------------------------------------------------------------------------------------------------
Availability                                          Year 1                              Year 2
                                                Quality of Service                  Quality of Service
                                        ------------------------------------------------------------------------
                          Measure
----------------------------------------------------------------------------------------------------------------
  Primary             Schedule                          Mon.--Sun.,                           Mon.--Sun.,
  OS400,                                                0000-2400                             0000-2400
  UNIX and                                              except for planned                    except for planned
  NT                                                    downtime                              downtime
  Operating
  Systems
----------------------------------------------------------------------------------------------------------------
                      Performance                       (confidential                         (confidential
                      Requirement                       treatment                             treatment
                                                        requested)                            requested)
                    --------------------------------------------------------------------------------------------
                      Weighting  Factor                 (confidential                         TBD
                      %                                 treatment
                                                        requested)
                    --------------------------------------------------------------------------------------------
                      Measurement                       Measure Daily,                        Measure Daily,
                      Frequency                         Report                                Report
                                                        Monthly                               Monthly
                    --------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
  Sub                 Schedule                          Mon.--Sun.,                            Mon.--Sun.,
  Systems                                               0000-2400                             0000-2400
  ADSM, Oracle,
  PSSP, other
  parallel tools, etc.
----------------------------------------------------------------------------------------------------------------
                      Performance                       (confidential                         (confidential
                      Requirement                       treatment                             treatment
                                                        requested)                            requested)
                    --------------------------------------------------------------------------------------------
                      Weighting  Factor                 (confidential                         TBD
                      %                                 treatment
                                                        requested)
                    --------------------------------------------------------------------------------------------
                      Measurement                       Measure Daily,                        Measure Daily,
                      Frequency                         Report                                Report
                                                        Monthly                               Monthly
                    --------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Enterprise Operations Center SLA       Page 12

Schedule F

                          ENTERPRISE OPERATIONS CENTER
                           SERVICE LEVEL REQUIREMENTS
================================================================================


------------------------------------------------------------------------------------------------------------
  Applications        Target                          See                                 See
                      Availability                    Attachment B                        Attachment B
------------------------------------------------------------------------------------------------------------
                      Performance                     (confidential                       (confidential
                      Requirement                     treatment                           treatment
                                                      requested)                          requested)
                    ----------------------------------------------------------------------------------------
                      Weighting                       (confidential                       TBD
                      Factor %                        treatment
                                                      requested)
                    ----------------------------------------------------------------------------------------
                      Measurement                     Measure Daily,                      Measure Daily,
                      Frequency                       Report Monthly                      Report Monthly
                    ----------------------------------------------------------------------------------------

                    ----------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Enterprise Operations Center SLA     Page 13

Schedule F

                          ENTERPRISE OPERATIONS CENTER
                           SERVICE LEVEL REQUIREMENTS
================================================================================


                         Midrange Systems - AS400, UNIX and NT - Administrative Functions

--------------------------------------------------------------------------------------------------------------------
Administrative                                       Year 1                                 Year 2
Functions                                      Quality of Service                     Quality of Service
                                      ------------------------------------------------------------------------------
                         Measure

--------------------------------------------------------------------------------------------------------------------
New User Account -  Target                        Within                                  Within
up to 5 per request                               (confidential                           (confidential
                                                  treatment                               treatment
                                                  requested)                              requested)
                                                  business days                           business days
--------------------------------------------------------------------------------------------------------------------
6-20 per request    Target                        Within                                  Within
                                                  (confidential                           (confidential
                                                  treatment                               treatment
                                                  requested)                              requested)
                                                  business days                           business days
--------------------------------------------------------------------------------------------------------------------
20+ per request     Target                        Case by case                            Case by case
                                                  project                                 project
--------------------------------------------------------------------------------------------------------------------
                    Minimum                       (confidential                           (confidential
                    Performance                   treatment                               treatment
                                                  requested)                              requested)
                    ------------------------------------------------------------------------------------------------
                    Measurement                   Measure                                 Measure
                    Interval                      Weekly,                                 Weekly,
                                                  Report                                  Report Monthly
                                                  Monthly
                    ------------------------------------------------------------------------------------------------
                    Weighting Factor              (confidential                           TBD
                    %                             treatment
                                                  requested)
                    ------------------------------------------------------------------------------------------------

                    ------------------------------------------------------------------------------------------------

                    ------------------------------------------------------------------------------------------------

                    ------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
  Time to Restore     less than or = to                 Complete within                          Complete within
  Files               3-month-old                       (confidential                            (confidential
                      data                              treatment                                treatment
                                                        requested)                               requested)
                                                        business days of                         business day of
                                                        request                                  request
                    ------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Enterprise Operations Center SLA     Page 14

Schedule F

                          ENTERPRISE OPERATIONS CENTER
                           SERVICE LEVEL REQUIREMENTS
================================================================================

                      greater than 3-month old          Complete within                          Complete within
                      data and less than or             (confidential                            (confidential
                      = to                              treatment                                treatment
                      6-month-old                       requested)                               requested)
                      data                              business days of                         business day of
                                                        request                                  request
                    ------------------------------------------------------------------------------------------------
                      greater than 6-month old          Complete within                          Complete within
                      data and less than or             (confidential                            (confidential
                      = to                              treatment                                treatment
                      12-month-old                      requested)                               requested)
                      data                              business days of                         business day of
                                                        request                                  request
                    ------------------------------------------------------------------------------------------------
                      Performance                       (confidential                            (confidential
                      Requirement                       treatment                                treatment
                                                        requested)                               requested)
                    ------------------------------------------------------------------------------------------------
                      Weighting                         (confidential                            TBD
                      Factor %                          treatment
                                                        requested)
                    ------------------------------------------------------------------------------------------------
                    Measurement                         Measure Daily,                           Measure Daily,
                    Frequency                           Report Monthly                           Report Monthly
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Planning and           Target Time    Deliver answer to request within      Deliver answer to request within
analysis requests                     (confidential treatment requested)    (confidential treatment requested)
                                      business days of request unless       business days of request unless
                                      otherwise mutually agreed upon        otherwise mutually agreed upon
--------------------------------------------------------------------------------------------------------------------
                    Performance        (confidential treatment requested)     (confidential treatment requested)
                    Requirement
                    ------------------------------------------------------------------------------------------------
                    Weighting Factor   (confidential treatment requested)                     TBD
                    %
                    ------------------------------------------------------------------------------------------------
                    Measurement         Measure Quarterly, Report Monthly      Measure Quarterly, Report Monthly
                    Interval
                    ------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------
Administrative                                       Year 1                                 Year 2
Functions                                      Quality of Service                     Quality of Service
                                      ------------------------------------------------------------------------------
                         Measure
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Enterprise Operations Center SLA     Page 15

Schedule F

                          ENTERPRISE OPERATIONS CENTER
                           SERVICE LEVEL REQUIREMENTS
================================================================================


----------------------------------------------------------------------------------------------------------------------------------

 Midrange           Target scope      Provide reporting on CPU, memory                Provide reporting on CPU, memory
 Systems -          and time          and DASD utilization. Escalate with             and DASD utilization. Escalate with
 AS400, UNIX                          recommendations within 24 hours                 recommendations within 24 hours
 and NT                               according to documented procedures              according to documented procedures
 monitoring and                       when CPU utilization hits (confidential         when CPU utilization hits (confidential
 reporting                            treatment requested) over (confidential         treatment requested) over (confidential
                                      treatment requested) hours, DASD                treatment requested) hours, DASD
                                      utilization exceeds (confidential               utilization exceeds (confidential treatment
                                      treatment requested), or average memory         requested), or average memory
                                      utilization hits (confidential treatment        utilization hits (confidential treatment
                                      requested) over (confidential treatment         requested) over (confidential treatment
                                      requested) hours for a given server             requested hours for a given server
----------------------------------------------------------------------------------------------------------------------------------
                    Performance       (confidential treatment requested)                (confidential treatment requested)
                    Requirement
                    --------------------------------------------------------------------------------------------------------------
                    Weighting         (confidential treatment requested)                           TBD
                    Factor %
                    --------------------------------------------------------------------------------------------------------------
                    Measurement         Measure Quarterly, Report Monthly               Measure Quarterly, Report Monthly
                    Interval
                    --------------------------------------------------------------------------------------------------------------
Refresh for NT      Target          (confidential treatment requested) Per Year     (confidential treatment requested) per Year
servers             Population           (This is an aggregate percentage                (This is an aggregate percentage
                                         between the Distributed SLA and                  between the Distributed SLA and
                                              Enterprise SLA)                                     Enterprise SLA)
----------------------------------------------------------------------------------------------------------------------------------
                    Performance        (confidential treatment requested)            (confidential treatment requested)
                    Requirement
                    --------------------------------------------------------------------------------------------------------------
                    Weighting          (confidential treatment requested)                          TBD
                    Factor %
                    --------------------------------------------------------------------------------------------------------------
                    Measurement         Measure Quarterly, Report Monthly               Measure Quarterly, Report Monthly
                    Interval
----------------------------------------------------------------------------------------------------------------------------------
Upgrade core        Target Time       Within (confidential treatment                      Within (confidential treatment
software, e.g.,                       requested) months of both the                    requested) months of both the receipt
operating system*                     receipt of Kellwood's request and               of Kellwood's request and the software
                                      the software supplier's latest                    supplier's latest version is made
                                      version is made available, whichever                available, whichever is later
                                      is later
----------------------------------------------------------------------------------------------------------------------------------
                    Performance        (confidential treatment requested)               (confidential treatment requested)
                    Requirement
                    --------------------------------------------------------------------------------------------------------------
                    Weighting          (confidential treatment requested)                          TBD
                    Factor %
                    --------------------------------------------------------------------------------------------------------------
                    Measurement         Measure Quarterly, Report Monthly              Measure Quarterly, Report Monthly
                    Interval
----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Enterprise Operations Center SLA       Page 16

Schedule F
                          ENTERPRISE OPERATIONS CENTER
                           SERVICE LEVEL REQUIREMENTS
================================================================================

--------------------------------------------------------------------------------------------------------------------
                                                     Year 1                                 Year 2
                                               Quality of Service                     Quality of Service
                                      ------------------------------------------------------------------------------
                         Measure
--------------------------------------------------------------------------------------------------------------------
IMAC (NT Server)                                 Completed                              Completed
                                                 within                                 within
1 to 3              Target Time                  (confidential                          (confidential
                                                 treatment                              treatment
                                                 requested)                             requested)
                                                 business days                          business days
--------------------                  ------------------------------------------------------------------------------
(greater than) 3                                 Case by case                           Case by case
                                                 project                                project
--------------------------------------------------------------------------------------------------------------------
                    Performance                  (confidential                           (confidential
                    Requirement                    treatment                               treatment
                                                   requested)                              requested)
                    ------------------------------------------------------------------------------------------------
                    Weighting                    (confidential                                TBD
                    Factor %                       treatment
                                                   requested)
                    ------------------------------------------------------------------------------------------------
                    Measurement                     Measure                                Measure
                    Interval                        Monthly,                               Monthly,
                                                     Report                                 Report
                                                    Monthly                                 Monthly
                    ------------------------------------------------------------------------------------------------

                    ------------------------------------------------------------------------------------------------

* - Note: software upgrades are handled as an IMAC project within the scope of services


        Midrange Systems - AS400, UNIX and NT - Administrative Functions

--------------------------------------------------------------------------------
Enterprise Operations Center SLA     Page 17

Schedule F
                          ENTERPRISE OPERATIONS CENTER
                           SERVICE LEVEL REQUIREMENTS
================================================================================

----------------------------------------------------------------------------------------------------------------------------------
     Midrange                                           Year 1                                         Year 2
Incident Resolution                               Quality of Service                             Quality of Service
                    --------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
Incident            Target Time                    (confidential                                   (confidential
Resolution Time                                      treatment                                       treatment
                                                     requested)                                     requested)
                                                       hours                                           hours
----------------------------------------------------------------------------------------------------------------------------------
                    Performance                    (confidential                                   (confidential
                    Requirement                      treatment                                       treatment
                                                     requested)                                     requested)
                    --------------------------------------------------------------------------------------------------------------
                    Weighting                      (confidential                                        TBD
                    Factor %                         treatment
                                                     requested)
                    --------------------------------------------------------------------------------------------------------------
                    Measurement                       Measure                                         Measure
                    Interval                          Monthly,                                        Monthly,
                                                      Report                                          Report
                                                      Monthly                                         Monthly
                    --------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Incident            Category            Severe         Major           Minor*          Severe          Major          Minor*
Resolution Time -
Severity Level
                    --------------------------------------------------------------------------------------------------------------
                    Target Time     (confidential  (confidential   (confidential   (confidential   (confidential   (confidential
                                      treatment      treatment       treatment       treatment       treatment       treatment
                                      requested)     requested)      requested)      requested)     requested)      requested)
                                        hours          hours       business days       hours           hours       business days
                    --------------------------------------------------------------------------------------------------------------
                    Target            30 minutes     30 minutes    1 business day    30 minutes   30 minutes (NY    1 business
                    Response Time      (NY City       (NY City        (NY City        (NY City     City business   day (NY City
                                     business day   business day  business day is   business day   day is 0800 -   business day
                                      is 0800 -      is 0800 -      0800 - 1900      is 0800 -      1900 local    is 0800 - 1900
                                      1900 local     1900 local    local time due    1900 local     time due to   local time due
                                     time due to    time due to       to bldg.      time due to    bldg. Access)     to bldg.
                                    bldg. Access)  bldg. Access)      Access)      bldg. Access)                      Access)
                    --------------------------------------------------------------------------------------------------------------
                    Performance     (confidential  (confidential  (confidential    (confidential  (confidential   (confidential
                    Requirement     treatment      treatment      treatment        treatment      treatment       treatment
                                    requested)     requested)     requested)       requested)     requested)      requested)
                    --------------------------------------------------------------------------------------------------------------
                    Weighting       (confidential  (confidential  (confidential         TBD             TBD             TBD
                    Factor %        treatment      treatment      treatment
                                    requested)     requested)     requested)
                    --------------------------------------------------------------------------------------------------------------
                    Measurement        Measure        Measure         Measure         Measure         Measure         Measure
                    Interval           Monthly,       Monthly,    Monthly, Report     Monthly,       Monthly,        Monthly,
                                    Report Monthly Report Monthly     Monthly      Report Monthly Report Monthly  Report Monthly
                    --------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

* - NOTE: Includes FTP and formatter requests and incidents

--------------------------------------------------------------------------------
Enterprise Operations Center SLA     Page 18

Schedule F
                          ENTERPRISE OPERATIONS CENTER
                           SERVICE LEVEL REQUIREMENTS
================================================================================

4.4.Backup/Restoration
     Routine system-wide backup procedures are an integral part of the restoration process. Kellwood's backup/restoration requirements are in effect from the commencement date. Backup/Restoration procedures shall meet the requirements in policies outlined in Attachment L.

   Table 1. Enterprise Operations Center Computing Services - Backup Schedule


     ---------------------------------------------------------------------------------------------------------

     ---------------------------------------------------------------------------------------------------------

     ---------------------------------------------------------------------------------------------------------

     ---------------------------------------------------------------------------------------------------------
       Type of Backup (AS400)        Backup Frequency              Storage Site          Retention Period
     ---------------------------------------------------------------------------------------------------------
       Incremental                   Daily                         Off-site              (confidential
                                                                                         treatment
                                                                                         requested)
     ---------------------------------------------------------------------------------------------------------
       Full (Backup)                 Weekly                        Off-site              (confidential
                                                                                         treatment
                                                                                         requested)
     ---------------------------------------------------------------------------------------------------------
       Full (Archive)                Monthly                       Off-site              (confidential
                                                                                         treatment
                                                                                         requested)
     ---------------------------------------------------------------------------------------------------------
       Yearly Financials             Yearly                        Off-site              (confidential
                                                                                         treatment
                                                                                         requested)
     ---------------------------------------------------------------------------------------------------------

     ---------------------------------------------------------------------------------------------------------
       Type of Backup (UNIX)         Backup Frequency              Storage Site          Retention Period
     ---------------------------------------------------------------------------------------------------------
       Incremental                   Daily                         Off-site              (confidential
                                                                                         treatment
                                                                                         requested)
     ---------------------------------------------------------------------------------------------------------
       Full (File Save)              Weekly                        Off-site              (confidential
                                                                                         treatment
                                                                                         requested)
     ---------------------------------------------------------------------------------------------------------
       Full (Oracle)                 Weekly                        Off-site              (confidential
                                                                                         treatment
                                                                                         requested)
     ---------------------------------------------------------------------------------------------------------
       Root File Save (Ignite)       Weekly                        Off-site              (confidential
                                                                                         treatment
                                                                                         requested)
     ---------------------------------------------------------------------------------------------------------
       Quarterly System Save         quarterly                     Off-site              (confidential
                                                                                         treatment
                                                                                         requested)
     ---------------------------------------------------------------------------------------------------------
       Full (Oracle)                 yearly                        Off-site              (confidential
                                                                                         treatment
                                                                                         requested)
     ---------------------------------------------------------------------------------------------------------

     ---------------------------------------------------------------------------------------------------------
       Type of Backup (NT)           Backup Frequency              Storage Site          Retention Period
     ---------------------------------------------------------------------------------------------------------
       Incremental                   Daily/Weekly                  Off-site              (confidential
                                                                                         treatment
                                                                                         requested)
     ---------------------------------------------------------------------------------------------------------
       Full                          Monthly                       Off-site              (confidential
                                                                                         treatment
                                                                                         requested)
     ---------------------------------------------------------------------------------------------------------
       Full                          Yearly                        Off-site              (confidential
                                                                                         treatment
                                                                                         requested)
     ---------------------------------------------------------------------------------------------------------

Schedule F
                          ENTERPRISE OPERATIONS CENTER
                           SERVICE LEVEL REQUIREMENTS
================================================================================

4.5.Disaster Recovery

     The following disaster recovery requirements are effective six months after contract commencement for the Kellwood environment. The following requirements apply to each Kellwood system.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Enterprise Operations Center Services
--------------------------------------------------------------------------------
Disaster recovery source                         Sungard recovery Services
--------------------------------------------------------------------------------
Disaster recovery site type                      Megacenter Hotsite
--------------------------------------------------------------------------------
Disaster recovery site locations                 Philadelphia Pa
--------------------------------------------------------------------------------
Percentage of servers covered                    Covered: (confidential
                                                 treatment requested)
                                                 Not covered:  (confidential
                                                 treatment requested)
--------------------------------------------------------------------------------
Percentage of output services covered            80% (note KWR is pending
                                                 Sunguard implementation,
                                                 Brockton and ARP are not in
                                                 scope).
--------------------------------------------------------------------------------
Time to recovery                                 (confidential treatment
                                                 requested) business days
                                                 (testing of current required
                                                 to validate)
--------------------------------------------------------------------------------
Annual test allowance                            48 hours per year
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
Enterprise Operations Center SLA      Page 20

Schedule F
                          ENTERPRISE OPERATIONS CENTER
                           SERVICE LEVEL REQUIREMENTS
================================================================================

5. ROLES AND RESPONSIBILITIES

----------------------------------------------------------------------------------------------------------------------
  Roles and Responsibilities                                                                EDS          Kellwood
----------------------------------------------------------------------------------------------------------------------
Enterprise Operations Center Services
----------------------------------------------------------------------------------------------------------------------
Planning and Analysis
----------------------------------------------------------------------------------------------------------------------
1.       Define services and standards for planning and analysis activities                  X
----------------------------------------------------------------------------------------------------------------------
2.       Participate in defining services and standards for planning and analysis                            X
         activities
----------------------------------------------------------------------------------------------------------------------
3.       Recommend policies and procedures to implement planning and analysis                X
         activities
----------------------------------------------------------------------------------------------------------------------
4.       Authorize and approve policies and procedures                                                       X
----------------------------------------------------------------------------------------------------------------------
5.       Perform business liaison function to operational units                                              X
----------------------------------------------------------------------------------------------------------------------
6.       Communicate resource requirement projections                                                        X
----------------------------------------------------------------------------------------------------------------------
7.       Perform technical planning for capacity and performance                             X
----------------------------------------------------------------------------------------------------------------------
8.       Continuously monitor technical trends through independent research; document        X
         and report on products and services with potential use for Kellwood
----------------------------------------------------------------------------------------------------------------------
9.       Perform feasibility studies for the implementation of new technologies that         X
         best meet Kellwood business needs and expense/service level expectations
----------------------------------------------------------------------------------------------------------------------
10.      Perform project management and estimation  functions  (including the creation       X
         of project plans and appropriate management documentation)
----------------------------------------------------------------------------------------------------------------------
11.      Conduct  annual  technical  and  business   planning  sessions  to  establish                       X
         standards, architecture and project initiatives
----------------------------------------------------------------------------------------------------------------------
12.      Participate in annual technical and business  planning  sessions to establish       X
         standards, architecture and project initiatives
----------------------------------------------------------------------------------------------------------------------
13.      Conduct semi-annual technical reviews                                               X
----------------------------------------------------------------------------------------------------------------------
14.      Conduct semi-annual workshops on industry trends and best practices                 X
----------------------------------------------------------------------------------------------------------------------
15.      Define Kellwood disaster recovery scenarios                                                         X
----------------------------------------------------------------------------------------------------------------------
16.      Perform disaster recovery planning                                                  X
----------------------------------------------------------------------------------------------------------------------
17.      Perform security planning consistent with Kellwood security policies                X
----------------------------------------------------------------------------------------------------------------------
18.      Provide standards, procedures and policies regarding security                                       X
---------------------------------------------------------------------------------------------------------------------
Requirements Definition
----------------------------------------------------------------------------------------------------------------------
1.       Define requirements determination standards                                         X
----------------------------------------------------------------------------------------------------------------------
2.       Participate in defining requirements determination standards                                        X
----------------------------------------------------------------------------------------------------------------------
3.       Conduct interviews, group workshops and surveys to determine user                   X
         requirements
----------------------------------------------------------------------------------------------------------------------
4.       Meet with Kellwood requirements groups and representatives                          X
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Enterprise Operations Center SLA     Page 21

Schedule F

                          ENTERPRISE OPERATIONS CENTER
                           SERVICE LEVEL REQUIREMENTS
================================================================================

-----------------------------------------------------------------------------------------------------------------
Roles and Responsibilities                                                             EDS          Kellwood
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
5.  Serve on appropriate requirements groups and panels                                 X
-----------------------------------------------------------------------------------------------------------------
6.  Document all requirements in agreed to formats (e.g., system specifications,        X
    data models, network design schematics)
-----------------------------------------------------------------------------------------------------------------
7.  Approve all requirements documents                                                                  X
-----------------------------------------------------------------------------------------------------------------
8.  Define system acceptance test criteria                                              X
-----------------------------------------------------------------------------------------------------------------
9.  Define and approve user acceptance test criteria                                                    X
-----------------------------------------------------------------------------------------------------------------
Design Specification
-----------------------------------------------------------------------------------------------------------------
1.  Design and configure technical environment through an annual technology plan        X
    based on Kellwood standards, architecture and project initiatives
-----------------------------------------------------------------------------------------------------------------
2.  Authorize technology plan through coordination with the appropriate Kellwood                       X
    technology standards group
-----------------------------------------------------------------------------------------------------------------
3.  Conduct site surveys for design efforts as required                                 X
-----------------------------------------------------------------------------------------------------------------
4.  Provide design documentation for non-proprietary products and services              X
-----------------------------------------------------------------------------------------------------------------
5.  Approve design documentation for non-proprietary products and services                              X
-----------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Enterprise Operations Center SLA     Page 22

Schedule F

                          ENTERPRISE OPERATIONS CENTER
                           SERVICE LEVEL REQUIREMENTS
================================================================================


------------------------------------------------------------------------------------------------------------------
  Roles and Responsibilities                                                            EDS          Kellwood
------------------------------------------------------------------------------------------------------------------
Acquisition
------------------------------------------------------------------------------------------------------------------
1.   Establish acquisition policies and procedures                                       X
------------------------------------------------------------------------------------------------------------------
2.   Approve acquisition policies and procedures                                                         X
------------------------------------------------------------------------------------------------------------------
3.   Approve selected strategic vendors                                                                  X
------------------------------------------------------------------------------------------------------------------
4.   Develop and issue requests for proposals                                            X
------------------------------------------------------------------------------------------------------------------
5.   Rate the supplier proposals                                                         X
------------------------------------------------------------------------------------------------------------------
6.   Negotiate supplier contracts                                                        X
------------------------------------------------------------------------------------------------------------------
7.   Procure assets                                                                      X
------------------------------------------------------------------------------------------------------------------
8.   Manage/track service orders                                                         X
------------------------------------------------------------------------------------------------------------------
9.   Coordinate delivery and installation of new products and services                   X
------------------------------------------------------------------------------------------------------------------
10.  Ensure compliance with established Kellwood IT standards and architectures          X
------------------------------------------------------------------------------------------------------------------
11.  Adhere to Kellwood acceptance process                                               X
------------------------------------------------------------------------------------------------------------------
Construction/Development
------------------------------------------------------------------------------------------------------------------
1.   Establish construction/development policies and procedures                          X
------------------------------------------------------------------------------------------------------------------
2.   Approve construction/development policies and procedures                                            X
------------------------------------------------------------------------------------------------------------------
3.   Perform engineering functions required to implement design plans for                X
     additional or new products and services
------------------------------------------------------------------------------------------------------------------
4.   Perform engineering functions required to implement facilities and leasehold        X
     improvements (EDS-managed premises)
------------------------------------------------------------------------------------------------------------------
5.   Perform engineering functions required to implement facilities and leasehold                        X
     improvements (Kellwood-managed premises)
------------------------------------------------------------------------------------------------------------------
6.   Manage construction/development efforts using formal project management             X
     tools and methodologies
------------------------------------------------------------------------------------------------------------------
7.   Conduct construction/development reviews and provide results to Kellwood            X
------------------------------------------------------------------------------------------------------------------
8.   Approve construction/development plans and procedures where there is an                             X
     impact on other Kellwood entities/facilities and/or other 3rd party agreements
------------------------------------------------------------------------------------------------------------------
Integration and Testing
------------------------------------------------------------------------------------------------------------------
1.   Develop integration and testing policies and procedures                             X
------------------------------------------------------------------------------------------------------------------
2.   Conduct integration and testing for all new and upgraded equipment, software        X
     or services to include unit, system, integration and regression testing
------------------------------------------------------------------------------------------------------------------
3.   Perform and approve all user acceptance testing for new and upgraded                                X
     equipment, software or services
------------------------------------------------------------------------------------------------------------------
4.   Stage new and upgraded equipment, software or services to smoothly                  X
     transition into existing environment
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Enterprise Operations Center SLA     Page 23

Schedule F

                          ENTERPRISE OPERATIONS CENTER
                           SERVICE LEVEL REQUIREMENTS
================================================================================

------------------------------------------------------------------------------------------------------------------
5.   Perform modifications and performance-enhancement adjustments to Kellwood           X
     system software and utilities as a result of changes to architectural standards
------------------------------------------------------------------------------------------------------------------
6.   Test new releases of supported hardware and software to ensure conformance          X
     with Kellwood SLRs
------------------------------------------------------------------------------------------------------------------
7.   Manage Kellwood's enterprise operations center integration test environment         X
------------------------------------------------------------------------------------------------------------------
8.   Perform configuration management and change control activities                      X
------------------------------------------------------------------------------------------------------------------
9.   Approve change control results                                                                      X
------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Enterprise Operations Center SLA     Page 24

Schedule F

                          ENTERPRISE OPERATIONS CENTER
                           SERVICE LEVEL REQUIREMENTS
================================================================================

 Roles and Responsibilities                                                              EDS          Kellwood
------------------------------------------------------------------------------------------------------------------
Implementation and Migration
------------------------------------------------------------------------------------------------------------------
1.   Define equipment migration and redeployment policies                                X
------------------------------------------------------------------------------------------------------------------
2.   Approve equipment migration and redeployment policies                                               X
------------------------------------------------------------------------------------------------------------------
3.   Conduct pre-installation site surveys and disaster assessments                      X
------------------------------------------------------------------------------------------------------------------
4.   Install enhancements to technical architecture or services provided                 X
------------------------------------------------------------------------------------------------------------------
5.   Install new or enhanced functions or features; hardware, software,                  X
     peripherals and configurations
------------------------------------------------------------------------------------------------------------------
6.   Coordinate support activities with the Call Center                                  X
------------------------------------------------------------------------------------------------------------------
7.   Provide technical assistance during conversion as requested                         X
------------------------------------------------------------------------------------------------------------------
8.   Install infrastructure as required (e.g., servers and storage devices)              X
------------------------------------------------------------------------------------------------------------------
9.   Perform data migration, excluding conversion, by either electronic or manual        X
     methods as a result of implementation or migration
------------------------------------------------------------------------------------------------------------------
10.  Perform appropriate tests on all installs, moves, adds and changes                  X
------------------------------------------------------------------------------------------------------------------
11.  Conduct and approve user acceptance tests                                                           X
------------------------------------------------------------------------------------------------------------------
12.  Provide IT professional training on new products and services                       X
------------------------------------------------------------------------------------------------------------------
13.  Approve implementation and migration "Go/No Go" decisions                                           X
------------------------------------------------------------------------------------------------------------------
Operations and Administration
------------------------------------------------------------------------------------------------------------------
1.   Define Operations and Administration policies                                       X
------------------------------------------------------------------------------------------------------------------
2.   Define test-to-production turnover requirements                                     X
------------------------------------------------------------------------------------------------------------------
3.   Perform test-to-production tasks                                                    X
------------------------------------------------------------------------------------------------------------------
4.   Authorize test-to-production turnover changes                                                       X
------------------------------------------------------------------------------------------------------------------
5.   Report on results from test-to-production activities                                X
------------------------------------------------------------------------------------------------------------------
6.   Perform quality control on test-to-production results                               X
------------------------------------------------------------------------------------------------------------------
7.   Approve quality control report on test-to-production results                                        X
------------------------------------------------------------------------------------------------------------------
8.   Coordinate user support activities with the Call Center as appropriate              X
------------------------------------------------------------------------------------------------------------------
9.   Answer and respond to inquiries and trouble resolution items and escalate in        X
     accordance with established procedures
------------------------------------------------------------------------------------------------------------------
10.  Perform day-to-day service area operations and administration activities as         X
     defined in Section 2
------------------------------------------------------------------------------------------------------------------
11.  Perform system backups per established procedures                                   X
------------------------------------------------------------------------------------------------------------------
12.  Issue reports on IT service area performance                                        X
------------------------------------------------------------------------------------------------------------------
13.  Identify possible product enhancement opportunities for improved performance        X
     and potential cost savings
------------------------------------------------------------------------------------------------------------------
14.  Approve projects to implement product enhancement opportunity                                       X
------------------------------------------------------------------------------------------------------------------
15.  Provide operations activity support as described in Section 2                       X
------------------------------------------------------------------------------------------------------------------
16.  Provide administration activity support as described in Section 2                   X
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Enterprise Operations Center SLA     Page 25

Schedule F
                          ENTERPRISE OPERATIONS CENTER
                           SERVICE LEVEL REQUIREMENTS
================================================================================

----------------------------------------------------------------------------------------------------------------------
Roles and Responsibilities                                                                  EDS           Kellwood
----------------------------------------------------------------------------------------------------------------------
  17. Perform configuration management and change control activities                         X
----------------------------------------------------------------------------------------------------------------------
  18. Approve change control results                                                                         X
----------------------------------------------------------------------------------------------------------------------
  19. Manage paper/forms/consumables inventory for local printers                            X
----------------------------------------------------------------------------------------------------------------------
  20. Change paper/forms/consumables in printers for local printers                          X               X
----------------------------------------------------------------------------------------------------------------------
  21. Remove desktop/end-user device print jobs and place in output bins, courier            X
      and/or mail as instructed
----------------------------------------------------------------------------------------------------------------------
  22. Distribute desktop/end-user device print jobs to user locations                        X               X
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Enterprise Operations Center SLA    Page 26

Schedule F
                          ENTERPRISE OPERATIONS CENTER
                           SERVICE LEVEL REQUIREMENTS
================================================================================

----------------------------------------------------------------------------------------------------------------------
  Roles and Responsibilities                                                                EDS          Kellwood
----------------------------------------------------------------------------------------------------------------------
Maintenance
----------------------------------------------------------------------------------------------------------------------
1.       Define maintenance and repair policies and procedures                               X
----------------------------------------------------------------------------------------------------------------------
2.       Perform diagnostics on hardware, software, peripherals (as appropriate)             X
----------------------------------------------------------------------------------------------------------------------
3.       Install manufacturer field change orders, service packs, firmware and               X
         software maintenance releases, etc.
----------------------------------------------------------------------------------------------------------------------
4.       Perform software distribution and version control                                   X
----------------------------------------------------------------------------------------------------------------------
5.       Replace defective parts and systems, including preventive maintenance               X
         according to the manufacturer's published mean-time-between failure rates
----------------------------------------------------------------------------------------------------------------------
6.       Conduct maintenance and parts management and monitoring during warranty and         X
         off-warranty periods
----------------------------------------------------------------------------------------------------------------------
7.       Perform routine system management on support applications such as system            X
         tuning
----------------------------------------------------------------------------------------------------------------------
8.       Perform maintenance on peripherals and special purpose devices                      X
----------------------------------------------------------------------------------------------------------------------
Technical Support
----------------------------------------------------------------------------------------------------------------------
1.       Define technical support policies and procedures                                    X
----------------------------------------------------------------------------------------------------------------------
2.       Test, install and tune technical environment hardware, software and                 X
         peripherals
----------------------------------------------------------------------------------------------------------------------
3.       Manage hardware, software, peripherals, and services to optimize service            X
         level and minimize Kellwood resource requirements
----------------------------------------------------------------------------------------------------------------------
4.       Provide level two technical assistance as requested by the Help Desk for            X
         production support
----------------------------------------------------------------------------------------------------------------------
Monitoring and Reporting
----------------------------------------------------------------------------------------------------------------------
1.       Approve and document SLOs, SLRs and reporting cycles                                                X
----------------------------------------------------------------------------------------------------------------------
2.       Measure and analyze performance relative to requirements                            X
----------------------------------------------------------------------------------------------------------------------
3.       Develop improvement plans where appropriate                                         X
----------------------------------------------------------------------------------------------------------------------
4.       Authorize improvement plans                                                                         X
----------------------------------------------------------------------------------------------------------------------
5.       Implement improvement plans                                                         X
----------------------------------------------------------------------------------------------------------------------
6.       Report on service level performance results                                         X
----------------------------------------------------------------------------------------------------------------------
7.       Coordinate monitoring and reporting with the Help Desk                              X
----------------------------------------------------------------------------------------------------------------------
8.       Provide appropriate metrics and measures of performance to IT Management            X
----------------------------------------------------------------------------------------------------------------------
Configuration Management/Change Control
----------------------------------------------------------------------------------------------------------------------
1.       Define configuration management and change control policies and procedures          X
----------------------------------------------------------------------------------------------------------------------
2.       Perform configuration management and change control activities throughout           X
         life cycle of support services
----------------------------------------------------------------------------------------------------------------------
3.       Approve change control results                                                                      X
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Enterprise Operations Center SLA     Page 27

Schedule F

                          ENTERPRISE OPERATIONS CENTER
                           SERVICE LEVEL REQUIREMENTS
================================================================================


Roles and Responsibilities                                                              EDS          Kellwood
------------------------------------------------------------------------------------------------------------------
Training Activities
------------------------------------------------------------------------------------------------------------------
1.   Establish training plans and procedures                                             X
------------------------------------------------------------------------------------------------------------------
2.   Participate in developing training plans and procedures                                             X
------------------------------------------------------------------------------------------------------------------
3.   Provide advanced training, as agreed, to Kellwood technical groups to               X
     facilitate full exploitation of all relevant functional features
------------------------------------------------------------------------------------------------------------------
Documentation
------------------------------------------------------------------------------------------------------------------
1.   Define documentation requirements and formats                                       X
------------------------------------------------------------------------------------------------------------------
2.   Participate in defining documentation requirements and formats, as                                  X
     appropriate
------------------------------------------------------------------------------------------------------------------
3.   Provide output in agreed format in support of activities  throughout the life       X
     cycle of services
------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Enterprise Operations Center SLA     Page 28

Schedule F

                          ENTERPRISE OPERATIONS CENTER
                           SERVICE LEVEL REQUIREMENTS
================================================================================

6. SERVICE UTILIZATION

.. See Attachment A for a complete listing of servers and their configurations. .. See Attachment B for a complete listing of applications by availability.

7. PRICING REQUIREMENTS

Vendor must price midrange computing services using the charging units described below.

1. Price per Server by processing type
- AS/400 Medium (confidential treatment requested) per month (KNE, and ARP)
- AS-400 Large (confidential treatment requested) per month per unit (*KWR the two systems at KWR are viewed as on logical unit)
- AS-400 Extra Large (confidential treatment requested) per month per unit (St. Louis is has multiple LPAR's)

UNIX (To be filled in within 30 days after the Contract Signing Date)
- Unix Server Large (1) (confidential treatment requested) per month per unit
- Unix Server Medium (2) (confidential treatment requested) per month per unit

- NT (To be filled in within 30 days after the Contract Signing Date)
- Server Class One Under Warranty (confidential treatment requested) per month per unit (3).
- Server Class Two Under Warranty (confidential treatment requested) per month per unit (6)
- Server Class Three Under Warranty (confidential treatment requested) per month per unit (21)
- Server Class One Not Under Warranty (confidential treatment requested) per month per unit (0)
- Server Class Two Not Under Warranty (confidential treatment requested) per month per unit (37)
- Server Class Three Not Under Warranty (confidential treatment requested) per month per unit (12)

--------------------------------------------------------------------------------
Enterprise Operations Center SLA     Page 29

Schedule F
                          ENTERPRISE OPERATIONS CENTER
                           SERVICE LEVEL REQUIREMENTS
================================================================================

ATTACHMENT A - Servers and their configurations

To be completed within 30 days after Contract Signing Date

              Server                            Server               Server                  Server     In Warranty?   Field Service
            Mfr/Model                            Name               Location    Quantity      Type         yes/no          Class
(confidential treatment requested)(confidential treatment requested)WHQ-01      1         Application        YES            1
(confidential treatment requested)(confidential treatment requested)KWR-01      1         Application        NO             2
(confidential treatment requested)(confidential treatment requested)ARP-01      1         Application        NO             2
(confidential treatment requested)(confidential treatment requested)KWR-01      1         Application        NO             2
(confidential treatment requested)(confidential treatment requested)WHQ-01      1         Application        NO             2
(confidential treatment requested)(confidential treatment requested)WHQ-01      1         Application        NO             2
(confidential treatment requested)(confidential treatment requested)WHQ-01      1         Application        NO             2
(confidential treatment requested)(confidential treatment requested)WHQ-01      1         Application        NO             2
(confidential treatment requested)(confidential treatment requested)WHQ-01      1         Application        YES            2
(confidential treatment requested)(confidential treatment requested)ARP-01      1         Application        NO             3
(confidential treatment requested)(confidential treatment requested)WHQ-01      1         Busness App.       NO             2
(confidential treatment requested)(confidential treatment requested)WHQ-01      1         Busness App.       NO             2
(confidential treatment requested)(confidential treatment requested)WHQ-01      1         Busness App.       NO             2
(confidential treatment requested)(confidential treatment requested)WHQ-01      1         Busness App.       NO             2
(confidential treatment requested)(confidential treatment requested)WHQ-01      1         Busness App.       NO             2
(confidential treatment requested)(confidential treatment requested)WHQ-01      1         Busness App.       NO             2
(confidential treatment requested)(confidential treatment requested)WHQ-01      1         Busness App.       NO             2
(confidential treatment requested)(confidential treatment requested)WHQ-01      1         Busness App.       NO             2
(confidential treatment requested)(confidential treatment requested)WHQ-01      1         Busness App.       NO             2
(confidential treatment requested)(confidential treatment requested)WHQ-01      1         Busness App.       NO             2
(confidential treatment requested)(confidential treatment requested)WHQ-01      1         Busness App.       NO             2
(confidential treatment requested)(confidential treatment requested)WHQ-01      1         Busness App.       NO             2
(confidential treatment requested)(confidential treatment requested)WHQ-01      1         Busness App.       NO             2
(confidential treatment requested)(confidential treatment requested)WHQ-01      1         Busness App.       NO             2
(confidential treatment requested)(confidential treatment requested)WHQ-01      1         Busness App.       NO             2
(confidential treatment requested)(confidential treatment requested)WHQ-01      1         Busness App.       NO             2
(confidential treatment requested)(confidential treatment requested)WHQ-01      1         Busness App.       NO             2
(confidential treatment requested)(confidential treatment requested)WHQ-01      1         Busness App.       NO             2
(confidential treatment requested)(confidential treatment requested)WHQ-01      1         Busness App.       NO             2
(confidential treatment requested)(confidential treatment requested)WHQ-01      1         Busness App.       NO             2
(confidential treatment requested)(confidential treatment requested)WHQ-01      1         Busness App.       NO             2
(confidential treatment requested)(confidential treatment requested)WHQ-01      1         Busness App.       NO             2
(confidential treatment requested)(confidential treatment requested)WHQ-01      1         Busness App.       NO             2
(confidential treatment requested)(confidential treatment requested)WHQ-01      1         Busness App.       NO             2
(confidential treatment requested)(confidential treatment requested)WHQ-01      1         Busness App.       NO             2
(confidential treatment requested)(confidential treatment requested)WHQ-01      1         Busness App.       NO             2
(confidential treatment requested)(confidential treatment requested)WHQ-01      1         Busness App.       NO             2

--------------------------------------------------------------------------------
Enterprise Operations Center SLA     Page 30

Schedule F
                          ENTERPRISE OPERATIONS CENTER
                           SERVICE LEVEL REQUIREMENTS
================================================================================

(confidential treatment requested)(confidential treatment requested)WHQ-01      1       Busness App.           NO      2
(confidential treatment requested)(confidential treatment requested)WHQ-01      1       Busness App.           NO      3
(confidential treatment requested)(confidential treatment requested)WHQ-01      1       Busness App.           NO      3
(confidential treatment requested)(confidential treatment requested)WHQ-01      1       Busness App.           NO      3
(confidential treatment requested)(confidential treatment requested)WHQ-01      1       Busness App.           NO      3
(confidential treatment requested)(confidential treatment requested)WHQ-01      1       Busness App.           NO      3
(confidential treatment requested)(confidential treatment requested)WHQ-01      1       Busness App.           NO      3
(confidential treatment requested)(confidential treatment requested)WHQ-01      1       Busness App.           NO      3
(confidential treatment requested)(confidential treatment requested)WHQ-01      1       Busness App.           NO      3
(confidential treatment requested)(confidential treatment requested)WHQ-01      1       Busness App.           NO      3
(confidential treatment requested)(confidential treatment requested)WHQ-01      1       Busness App.           NO      3
(confidential treatment requested)(confidential treatment requested)WHQ-01      1       Busness App.           NO      3
(confidential treatment requested)(confidential treatment requested)WHQ-01      1       Busness App.           YES     3
(confidential treatment requested)(confidential treatment requested)WHQ-01      1       Busness App.           YES     3
(confidential treatment requested)(confidential treatment requested)WHQ-01      1       Busness App.           YES     3
(confidential treatment requested)(confidential treatment requested)WHQ-01      1       Busness App.           YES     3
(confidential treatment requested)(confidential treatment requested)WHQ-01      1       Busness App.           YES     3
(confidential treatment requested)(confidential treatment requested)WHQ-01      1       Busness App.           YES     3
(confidential treatment requested)(confidential treatment requested)WHQ-01      1       Busness App.           YES     3
(confidential treatment requested)(confidential treatment requested)WHQ-01      1       Busness App.           YES     3
(confidential treatment requested)(confidential treatment requested)WHQ-01      1       Busness App.           YES     3
(confidential treatment requested)(confidential treatment requested)WHQ-01      1       Busness App.           YES     3
(confidential treatment requested)(confidential treatment requested)WHQ-01      1       Busness App.           YES     3
(confidential treatment requested)(confidential treatment requested)WHQ-01      1       Busness App.           YES     3
(confidential treatment requested)(confidential treatment requested)WHQ-01      1       Busness App.           YES     3
(confidential treatment requested)(confidential treatment requested)WHQ-01      1       Busness App.           YES     3
(confidential treatment requested)(confidential treatment requested)WHQ-01      1       Busness App.           YES     3
(confidential treatment requested)(confidential treatment requested)WHQ-01      1       Busness App.           YES     3
(confidential treatment requested)(confidential treatment requested)WHQ-01      1       Busness App.           YES     3
(confidential treatment requested)(confidential treatment requested)WHQ-01      1       Busness App.           YES     3
(confidential treatment requested)(confidential treatment requested)WHQ-01      1       Busness App.           YES     3
(confidential treatment requested)(confidential treatment requested)WHQ-01      1       Busness App.           YES     3
(confidential treatment requested)(confidential treatment requested)WHQ-01      1       Busness App.           YES     3
(confidential treatment requested)(confidential treatment requested)KWR-01      1       Gerber App.            NO      2
(confidential treatment requested)(confidential treatment requested)KWR-01      1       Gerber App.            NO      2
(confidential treatment requested)(confidential treatment requested)SPT-17      1       Web PDM App.           YES     1
(confidential treatment requested)(confidential treatment requested)SPT-18      1       Web PDM App.           YES     1
(confidential treatment requested)(confidential treatment requested)KNE-01      1       Web PDM App.           YES     2
(confidential treatment requested)(confidential treatment requested)KNE-01      1       Web PDM App.           YES     2
(confidential treatment requested)(confidential treatment requested)SPT-01      1       Web PDM App.           YES     2
(confidential treatment requested)(confidential treatment requested)SPT-01      1       Web PDM App.           YES     2
(confidential treatment requested)(confidential treatment requested)SPT-18      1       Web PDM App.           YES     2

--------------------------------------------------------------------------------
Enterprise Operations Center SLA    Page 31

Schedule F
                          ENTERPRISE OPERATIONS CENTER
                           SERVICE LEVEL REQUIREMENTS
================================================================================



ATTACHMENT B - Application Listing with availability


(confidential treatment requested)

--------------------------------------------------------------------------------
Enterprise Operations Center SLA    Page 32

Schedule F
                          ENTERPRISE OPERATIONS CENTER
                           SERVICE LEVEL REQUIREMENTS
================================================================================

ATTACHMENT C - Facilities


See schedule R

--------------------------------------------------------------------------------
Enterprise Operations Center SLA    Page 33

Schedule F
                          ENTERPRISE OPERATIONS CENTER
                           SERVICE LEVEL REQUIREMENTS
================================================================================



ATTACHMENT H - Work in Progress

   1. EBA conversion support for planned EBA migrations in Year 1 and Year 2:
      Fritzi, Dorby, Halmode, KNE
         a. Printer configurations
         b. Desktop software installs
         c. Server builds
         d. Interface and formatter set-up
         e. EDI translator interface
         f. Security set-ups
         g. Go-live weekend support


--------------------------------------------------------------------------------
Enterprise Operations Center SLA    Page 34

Schedule G

                         INCENTIVES AND FEE REDUCTIONS
================================================================================

                                                                      SCHEDULE G

                                                   Incentives and Fee Reductions

--------------------------------------------------------------------------------
                                     Page 1

Schedule G

                         INCENTIVES AND FEE REDUCTIONS
================================================================================

                                Table of Contents

1.  INCENTIVES AND FEE REDUCTIONS .........................................    3

    1.1.   Introduction ...................................................    3
    1.2.   At-Risk Amount .................................................    3
           1.2.1.   Annual Service Charge .................................    3
    1.3.   Completion Factor for Critical Milestones ......................    4
    1.4.   Failure Month for Critical Milestones ..........................    4
    1.5.   Measurement Interval for Service Levels ........................    4
    1.6.   Weighting Factor % .............................................    4
    1.7.   Service levels .................................................    4
           1.7.1.   MASL Fee Reductions ...................................    4
           1.7.2.   MASL Fee Reduction Earn Back ..........................    5
    1.8.   Critical Milestones ............................................    5
           1.8.1.   Corrective Assessments ................................    5
    1.9.   MASL Payment Annual Cap ........................................    5
    1.10.  Payment of Service Level Fee Reductions and Earn Backs .........    6

LIST OF TABLES

TABLE A.1. WEIGHTING FACTORS ..............................................    6

Schedule G

                         INCENTIVES AND FEE REDUCTIONS
================================================================================

1.   INCENTIVES AND FEE REDUCTIONS

     1.1.  Introduction

           The following Incentives and Fee Reductions (as defined below) have been designed to encourage the consistent and timely delivery of Service and value to Kellwood. Each Minimum Acceptable Service Level ("MASL") has been created to identify key performance measures that will be used to evaluate EDS' delivery of the requested Services. The overriding goal in developing MASLs is to support Kellwood's desire to manage EDS by monitoring and measuring performance on Kellwood's most-important business requirements. Even with the development of MASLs it is difficult and at times, impossible, to ascertain the actual damages to Kellwood where EDS fails to meet a MASL. Therefore, the Fee Reductions for failure to meet a MASL ("MASL Fee Reductions") are intended to be mutually agreed, nonexclusive, liquidated damages that are the parties' estimate of the lost value to Kellwood for the failure to meet one or more of the MASLs. The goal of these liquidated damages is not to penalize EDS, but rather to provide a greater incentive to achieve the Agreement's stated objectives and focus EDS on Kellwood's critical needs. Kellwood expects that MASLs will increase over time and that new MASLs may be added to reflect changing or new business requirements. Kellwood expects continuous improvement in EDS' provision of Service and, therefore, expects to review MASLs at least yearly and, where appropriate, to adjust the MASLs upward to reflect such continuous improvement in EDS' provision of Service. In addition, EDS should be prepared to negotiate new MASLs and MASL Fee Reductions to reflect changing or new business requirements. In no event will the MASL's or the MASL Fee Reductions set forth herein be reduced below the levels at which they are set on the date of contract award hereunder.

Specifically, this section and the sections detailed below outline the circumstances under which EDS will be subject to MASL Fee Reductions for failures in the performance of its service level agreement and/or to other types of Fee Reductions, such as Corrective Assessments for failure to meet milestone obligations (all such Fee Reductions detailed hereunder are collectively referred to as "Service Level Fee Reductions").

     1.2.  At-Risk Amount

           1.2.1.   Annual Service Charge

"At-Risk Amount" means (Confidential Treatment Requested) of the Annual Services Charge where the Measurement Interval for Service Levels is annual; or (Confidential Treatment Requested) of one-twelfth (1/12th) of the Annual Services Charge where the Measurement Interval for Service Levels is monthly. MASL Fee Reductions may exceed the At-Risk Amount for any Measurement Interval less then one year; however, the sum of all MASL Fee Reductions may never exceed the total At-Risk Amount for any Contract Year. Notwithstanding the foregoing, Service Level Fee Reductions are not the exclusive remedy to Kellwood for failures to meet the MASLs or any other terms or conditions of the award. With respect to the Critical Milestones, the "At-Risk Amount" is (Confidential Treatment

Schedule G

                         INCENTIVES AND FEE REDUCTIONS
================================================================================

Requested) of one-twelfth (1/12/th/) of the Annual Services Charge for the applicable Contract Year, multiplied by the Completion Factor.

       1.3.  Completion Factor for Critical Milestones

"Completion Factor" means, for each Critical Milestone, the factor used for purposes of calculating the At-Risk Amount, which is the number of months in the applicable Contract Year within which EDS has committed to complete its performance obligations in respect of a Critical Milestone, as indicated in Table A.1. For those Critical Milestones occurring in Contract Years 2-7 that are not identified on Table A.1, the Completion Factor shall be the number of months for completion of EDS' performance obligations in respect of such Critical Milestone upon which the Parties mutually agree in writing in a Work Order or otherwise. For purposes of this Schedule G, the number of months comprising the Completion Factor is also referred to as the "Completion Period."

       1.4.  Failure Month for Critical Milestones

"Failure Month" means the month in which EDS has failed to meet its performance obligations in respect of a given Critical Milestone by the end of the Completion Period.

       1.5.  Measurement Interval for Service Levels

"Measurement Interval" means the period in which a given MASL is measured (e.g., one month, one year, etc.). The Measurement Interval for each MASL shall commence on the SLA Compliance Date set forth in Table A.1.

       1.6.  Weighting Factor %

"Weighting Factor" means, for any MASL, or Critical Milestone, the factor that is applied to the At-Risk Amount for purposes of calculating the Service Level Fee Reductions in the event of any Failure during a given Measurement Interval. The Weighting Factor for each MASL and each Critical Milestone is set forth in Table A.1. The total of the Weighting Factors for each of Contract Years 1-7, shall not exceed (Confidential Treatment Requested).

       1.7.  Service levels

             1.7.1.   MASL Fee Reductions

(a) Initial Failure
In the event of any Failure with respect to a MASL, a MASL Payment will be imposed on EDS; such MASL Payment shall be equal to the product of: (i) the At-Risk Amount, multiplied by (ii) the Weighting Factor for the MASL that was missed.

Schedule G

                         INCENTIVES AND FEE REDUCTIONS
================================================================================

(b) Subsequent Failures
If there are Failures as to a single Service Level in two or more consecutive Measurement Intervals, the Weighting Factor for the second, third, and subsequent consecutive Measurement Intervals shall be increased as follows:

Second Measurement Interval:       (Confidential Treatment Requested)x the
                                   Weighting Factor

Third Measurement Interval:        (Confidential Treatment Requested)x the
                                   Weighting Factor

Subsequent Measurement Intervals:  (Confidential Treatment Requested)x the
                                   Weighting Factor

              1.7.2.   MASL Fee Reduction Earn Back

EDS may earn a MASL fee reduction earn back equal to (Confidential Treatment Requested) of the MASL fee reduction corresponding to a particular MASL if, in (Confidential Treatment Requested) consecutive Measurement Intervals, no Failure occurs as to that MASL; provided that if the MASL is measured annually, EDS may earn a MASL Payment Reduction if no Failure occurs as to that MASL in such annual Measurement Interval.

       1.8.   Critical Milestones

              1.8.1.   Corrective Assessments

In the event of any Failure with respect to a Critical Milestone, a Corrective Assessment will be imposed on EDS; such Corrective Assessment shall be equal to the product of: (i) the At-Risk Amount, multiplied by (ii) the Weighting Factor for the Critical Milestone that was missed. EDS shall be subject to a Corrective Assessment in the event EDS fails to meet a Critical Milestone by the end of the Completion Period and such Corrective Assessment shall be assessed only in the Failure Month.

       1.9.   MASL Payment Annual Cap

The total amount of MASL Fee Reductions for all Failures related to MASLs in a single month may exceed (Confidential Treatment Requested) of one-twelfth (1/12/th/) of the Annual Services Charge for the applicable Contract Year. However, the total amount of MASL Fee Reductions for all such Failures related to MASLs may not cumulatively exceed the total At-Risk Amount for any given Contract Year; provided that Service Level Fee Reductions are not the exclusive remedy to Kellwood for failures to meet the MASLs or any other terms or conditions of the award.

Schedule G

                         INCENTIVES AND FEE REDUCTIONS
================================================================================

       1.10.  Payment of Service Level Fee Reductions and Earn Backs

              All Fee Reductions and Fee Reduction Earn Backs for Service Level Fee Reductions and Earn Backs shall be made on a monthly basis. Where the Measurement Interval is less than one month, the Service Level Fee Reductions will be aggregated and subtracted from EDS' fees on a monthly basis. Where the Measurement Interval is greater than one month, the Service Level Fee Reductions will incur on the month immediately following the Failure. Fee Reduction Earn Backs will incur on the month immediately following the (Confidential Treatment Requested) consecutive Measurement Intervals where no Failure occurs as to that MASL; provided that if the MASL is measured annually, the Fee Reduction Earn Back will incur on the month immediately following such annual Measurement Interval where no Failure has occurred.

Schedule G
                         INCENTIVES AND FEE REDUCTIONS
================================================================================

                                    Table A.1

Contract Year 1

================================================================================

--------------------------------------------------------------------------------
(Confidential Treatment Requested)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================

Schedule G
                         INCENTIVES AND FEE REDUCTIONS
================================================================================


================================================================================

--------------------------------------------------------------------------------
(Confidential Treatment Requested)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================

Schedule G
                         INCENTIVES AND FEE REDUCTIONS
================================================================================

                                    Table A.1

Contract Year 1


================================================================================================
Critical Milestones                                 Weighting          Completion Period /
                                                    Factor             Factor (months)
------------------------------------------------------------------------------------------------
(Confidential Treatment Requested)

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

================================================================================================

Schedule H
--------------------------------------------------------------------------------
             Service Line           Count           Year 1 - Unit       Monthly
                                                        Price
--------------------------------------------------------------------------------

DSS Service Line Breakdown
--------------------------

Desktop
     Help Desk                              (confidential treatment requested)
     Desktop                                (confidential treatment requested)
     Laptops                                (confidential treatment requested)
                                            (confidential treatment requested)
NT Based Servers                            (confidential treatment requested)
     Server Class 1 - Warranty              (confidential treatment requested)
     Server Class 2 - Warranty              (confidential treatment requested)
     Server Class 3 - Warranty              (confidential treatment requested)

     Server Class 1 - Post Warranty         (confidential treatment requested)
     Server Class 2 - Post Warranty         (confidential treatment requested)
     Server Class 3 - Post Warranty         (confidential treatment requested)

Switches
     Switch Class 1                         (confidential treatment requested)
     Switch Class 3                         (confidential treatment requested)
     Switch Class 5                         (confidential treatment requested)
                                            (confidential treatment requested)
Enterprise
----------
     Unix - Large                           (confidential treatment requested)
     Unix- Medium                           (confidential treatment requested)
     EMC Support - Custom                   (confidential treatment requested)
     NT Server Support Uplift               (confidential treatment requested)
     AS/400 - KNE                           (confidential treatment requested)
     AS/400 - ARP                           (confidential treatment requested)
     AS/400 - KWR                           (confidential treatment requested)
     AS/400 - X-Large-Chesterfield          (confidential treatment requested)
Applications - DOS
------------------
     Billing Level 2 - FTE's                (confidential treatment requested)
     Billing Level 3 - FTE's                (confidential treatment requested)
     Billing Level 4 - FTE's                (confidential treatment requested)
     Billing Level 5 - FTE's                (confidential treatment requested)
     Billing Level 6 - FTE's                (confidential treatment requested)
Applications - EBA
------------------
     Billing Level 3 - FTE's                (confidential treatment requested)
     Billing Level 4 - FTE's                (confidential treatment requested)
     Billing Level 5 - FTE's                (confidential treatment requested)
     Billing Level 6 - FTE's                (confidential treatment requested)
Applications - EDI
------------------
     Billing Level 3 - FTE's                (confidential treatment requested)
     Billing Level 6 - FTE's                (confidential treatment requested)
Applications - Infinium
-----------------------
     Billing Level 3 - FTE's                (confidential treatment requested)
Local Applications - ARP
------------------------
     Billing Level 3 - FTE's                (confidential treatment requested)
Local Applications - Fritzi/KWR
-------------------------------
     Billing Level 4 - FTE's                (confidential treatment requested)
Local Applications - Halmode
----------------------------
     Billing Level 3 - FTE's                (confidential treatment requested)
Local Applications - KNE
------------------------
     Billing Level 3 - FTE's                (confidential treatment requested)
     Billing Level 5 - FTE's                (confidential treatment requested)
Network
-------
     Billing Level 2 - FTE's                (confidential treatment requested)
     Billing Level 3 - FTE's                (confidential treatment requested)
     Billing Level 4 - FTE's                (confidential treatment requested)
                                            (confidential treatment requested)
Voice
-----
     Billing Level 1 - FTE's                (confidential treatment requested)
     Billing Level 3 - FTE's                (confidential treatment requested)

Total Monthly Expense                       (confidential treatment requested)
Taxes (as of 5/1/02)                        (confidential treatment requested)

Subtotal                                    (confidential treatment requested)

                                                                     SCHEDULE I


                                                            Management Committee

                              Management Committee



Kellwood:
--------

(Confidential Treatment Requested)

(Confidential Treatment Requested)

(Confidential Treatment Requested)

(Confidential Treatment Requested)

(Confidential Treatment Requested)

(Confidential Treatment Requested)

EDS:
---

(Confidential Treatment Requested)

(Confidential Treatment Requested)

(Confidential Treatment Requested)

(Confidential Treatment Requested)

(Confidential Treatment Requested)

(Confidential Treatment Requested)

                                   Schedule J
                               Work Order Template



This Work Order for XXX (this "Work Order"), is dated as of XXX, and is entered into pursuant to Section 7.4 of the Information Technology Service Agreement between Kellwood Company and Electronic Data Systems Corporation, dated March 31, 2002 (the "Agreement"). By this reference, this Work Order is incorporated for all purposes into the Agreement and will be subject to the terms and conditions of the Agreement except as otherwise set forth herein. Defined terms will have the meaning herein as specified in the Agreement unless otherwise defined in this Work Order. Kellwood and EDS agree as follows:

1. Agreement and Term: The term of this Work Order will begin as of XX (the "Work Order Effective Date"). Provision of Insert description of services or equipment for XX amount of time.

2. Critical Assumptions: High level listing of project assumptions if detail required use (Schedule A - if required) for critical assumptions

3. Critical Milestones: High level listing of project assumptions - if detail required use (Schedule B - if required) for project plan.

4. Payment to EDS: Pursuant to Section 7.4 of the Agreement, the Additional EDS charges will billed on a XX basis at the amount of XX through the term of the Work Order as outlined in (Schedule C - if required)

4. Termination. Kellwood can terminate this Work Order with 30 days written notification.


IN WITNESS WHEREOF, Kellwood and EDS have each caused this Work Order to be signed and delivered by its duly authorized representative, all as of the XX day of XX, 200X.


KELLWOOD COMPANY                      ELECTRONIC DATA SYSTEMS CORPORATION

By:_____________________________      By:_______________________________________

Printed Name:___________________      Printed Name:_____________________________

Title:__________________________      Title:____________________________________

                Schedule A - Critical Assumptions - (If required)
                                       to
                               Work Order for XXX

           Schedule B - Critical Milestones if Required (project plan)
                                       to
                               Work Order for XXX

                       Schedule C - Pricing (if required)
                                       to
                               Work Order for XXX

                                   Schedule K
                       Kellwood IS Policies and Procedures

LOCATED AT: TBD Network drive

     .   5-Step Procedures (Resolution of Production Issues)
              .   5-Step Process Procedures
     .   Applications Development
              .   Application Development Process
              .   Process Improvement Procedures
              .   Project Review Board Guidelines
              .   Project Review Board Procedures
              .   System Engineering Institute CMM
              .   St. Louis Service Center Policy
     .   Centralized System Services
              .   AS400
                      [_]   3/rd/ Party Products
                      [_]   AS400 Plans
                      [_]   AS400 Procedures
                      [_]   Division Work
                      [_]   HOD Deployment
                      [_]   PCAS400
                      [_]   Programs
              .  Centralized Systems
                      [_]   ARP
                      [_]   AS400 Consolidation
                      [_]   AS400 Job Schedules
                      [_]   AS400 Security
                      [_]   Brockton
                      [_]   COE
                      [_]   COI
                      [_]   NGC
                      [_]   Roanoke
                      [_]   Rutherford
                      [_]   UNIX
                      [_]   WHQ
     .   Change Management
              .   Change Management Process Flow
              .   Integration Coordination Plan
     .   EBA Infrastructure
              .   Security
                      [_]   EBA
                      [_]   EBA Requests
              .   Oracle
                      [_]   Production Backup and Recovery
                      [_]   Production System

     .  Security
              .   Access to Separated Employee Data
              .   AS400 Request
              .   Domain Group Modification
              .   Firewall
              .   ID Change
              .   ID Deletions
              .   Internet ID Requests
              .   Lotus Note ID Requests
              .   Name Changes
              .   Notes
              .   NT ID Requests
              .   NT
              .   PAL ID Requests
              .   PAL
              .   Telecom
              .   VPN-Client
              .   VPN-Server
     .  Disaster Recovery
              .   Business Impact Analysis
              .   Disaster Recovery Plan
     .  Asset Management (under development)
     .  Procurement (under development)
     .  Human Resources
              .    Confidentiality Agreement
              .    Discoveries, Inventions, and Confidential Information
              .    Sexual Harassment
              .    Drug/Alcohol Policy
              .    Business Ethics
              .    Internet, E-Mail, and Telephone Policy

Schedule L: List of Managed Assets


           Item                                 Serial #                            Location
           ----                                 --------                            --------
Polycom Viewstation PRI FX           (confidential treatment requested)         Brockton
Polycom Viewstation PRI FX           (confidential treatment requested)         Chesterfield
Polycom Viewstation PRI FX           (confidential treatment requested)         Koret
Polycom Viewstation PRI FX           (confidential treatment requested)         City Of Industry
Polycom Viewstation PRI FX           (confidential treatment requested)         Sag Harbor NY
Polycom Viewstation PRI FX           (confidential treatment requested)         Sportswear NY
Polycom Viewstation PRI FX           (confidential treatment requested)         Rutherford
Polycom Viewstation PRI FX           (confidential treatment requested)         Summit
P5MMX200/GN+/M BASE                  (confidential treatment requested)         600 KELLWOOD PKWY
P5MMX200/GN+/M BASE                  (confidential treatment requested)         600 KELLWOOD PARKWAY
XPICD/M166ST                         (confidential treatment requested)         501 SEVENTH AVE.
XPICD/M166ST                         (confidential treatment requested)         127 S 5TH ST
XPICD/M166ST                         (confidential treatment requested)         127 S 5TH STE
P5MMX166/GN/MT BASE                  (confidential treatment requested)         208 NORTH TRENTON ST
P5MMX166/GN/MT BASE                  (confidential treatment requested)         400 MANLEY ST
IBM AT.HAYES MODEM C                 (confidential treatment requested)         400 MANLEY ST
SPORTSTER 33.6 EXT                   (confidential treatment requested)         400 MANLEY ST
IBM AT.HAYES MODEM C                 (confidential treatment requested)         400 MANLEY ST
SPORTSTER 33.6 EXT                   (confidential treatment requested)         400 MANLEY
P5MMX166/GN/MT                       (confidential treatment requested)         208 NORTH TRENTON ST
P5MMX166/GN/MT                       (confidential treatment requested)         208 NORTH TRENTON ST
P5MMX200/GN+/MT                      (confidential treatment requested)         208 NORTH TRENTON ST
P5MMX166/GN+/M BASE                  (confidential treatment requested)         208 NORTH TRENTON ST
P5MMX200/GN/M BASE                   (confidential treatment requested)         600 KELLWOOD PKWY
XPICD//M166ST 12.1                   (confidential treatment requested)         208 N TRENTON ST
XPICD/M166ST 12.1                    (confidential treatment requested)         208 NORTH TRENTON ST
P5MMX200/GN+/MT                      (confidential treatment requested)         208 NORTH TRENTON ST
P5MMX200/GN+/MT                      (confidential treatment requested)         208 NORTH TRENTON ST
P5MMX200/GN+/MT                      (confidential treatment requested)         208 NORTH TRENTON ST
P5MMX166GN+/M                        (confidential treatment requested)         400 MANLEY ST
LAT CP M166ST 12.1                   (confidential treatment requested)         208 NORTH TRENTON ST
SPORTER 56K                          (confidential treatment requested)         600 KELLWOOD PKWY
P5MMX166GN+/M                        (confidential treatment requested)         7620 WEST 2ND CT
P5MMX166/GN+/M                       (confidential treatment requested)         400 MANLEY ST
P5MMX166/GN+/M                       (confidential treatment requested)         400 MANLEY ST
P5MMX166/GN+/M                       (confidential treatment requested)         400 MANLEY ST
P5MMX166/GN+/M                       (confidential treatment requested)         400 MANLEY ST
P5MMX200GN/M                         (confidential treatment requested)         400 MANLEY ST
P5MMX200GN/M                         (confidential treatment requested)         400 MANLEY ST
LAT CP M166ST 12.1                   (confidential treatment requested)         400 MANLEY ST
LAT CP M166ST 12.1                   (confidential treatment requested)         400 MANLEY ST
TURBO 16/4                           (confidential treatment requested)         1401 OLD HWY 51 NORTH
P5MMX200/GN/M                        (confidential treatment requested)         600 KELLWOOD PKWY
5250 EXPRESS PCI                     (confidential treatment requested)         208 NORTH TRENTON ST
P5MMX200/GN+/MT                      (confidential treatment requested)         208 NORTH TRENTON ST
P5MMX200/GN/M                        (confidential treatment requested)         13085 E TEMPLE AVE
P5MMX200/GN/M                        (confidential treatment requested)         13085 E TEMPLE AVE
P5MMX200/GN/M                        (confidential treatment requested)         13085 E TEMPLE AVE
P5MMX200/GN/M                        (confidential treatment requested)         13085 E TEMPLE AVE
P5MMX200/GN/M                        (confidential treatment requested)         13085 E TEMPLE AVE
P5MMX200/GN/M                        (confidential treatment requested)         13085 E TEMPLE AVE
P5MMX233/GN/M                        (confidential treatment requested)         13085 E TEMPLE AVE
LAT CP M233ST 12.1                   (confidential treatment requested)         13085 E TEMPLE AVE
P5MMX200/GN/M                        (confidential treatment requested)         1407 BROADWAY, STE 1108
T/R PCMCIA                           (confidential treatment requested)         208 NORTH TRENTON ST
P5MMX233/GN/MT+                      (confidential treatment requested)         208 NORTH TRENTON ST
HP DESKJET 672C                      (confidential treatment requested)         4480 PACIFIC BLVD
5250 EXPRESS ISA                     (confidential treatment requested)         2008 NORTH TRENTON ST
5250 EXPRESS ISA                     (confidential treatment requested)         208 NORTH TRENTON ST
5250 EXPRESS ISA                     (confidential treatment requested)         208 NORTH TRENTON ST
5250 EXPRESS ISA                     (confidential treatment requested)         208 NORTH TRENTON ST
5250 EXPRESS ISA                     (confidential treatment requested)         208 NORTH TRENTON ST
5250 EXPRESS ISA                     (confidential treatment requested)         208 NORTH TRENTON ST
5250 EXPRESS ISA                     (confidential treatment requested)         208 NORTH TRENTON ST
5250 EXPRESS ISA                     (confidential treatment requested)         208 NORTH TRENTON ST
5250 EXPRESS ISA                     (confidential treatment requested)         208 NORTH TRENTON ST
TURBO 16/4                           (confidential treatment requested)         600 KELLWOOD PKWY
1000LS COLOR MONITOR                 (confidential treatment requested)         600 KELLWOOD PKWY
P5MMX200/GN/M                        (confidential treatment requested)         600 KELLWOOD PKWY
P5MMX200/GN/M                        (confidential treatment requested)         600 KELLWOOD PKWY
P5MMX200/GN/M                        (confidential treatment requested)         728 WERTZ RD NE
P5MMX200/GN/M                        (confidential treatment requested)         728 WERTZ RD NE
P5MMX200/GN/M                        (confidential treatment requested)         1224 FERN RIDGE PARKWAY
P5MMX233/GN/MT+                      (confidential treatment requested)         208 NORTH TRENTON ST
5250 EXPRESS ISA                     (confidential treatment requested)         208 NORTH TRENTON ST

Schedule L: List of Managed Assets

             Item                   Serial #                                Location
             ----                   --------                                --------
P5MMX200/GN/M                (confidential treatment requested)     1255 POWELL ST
P5MMX200/GN/M                (confidential treatment requested)     1255 POWELL ST
P5MMX200/GN/M                (confidential treatment requested)     1255 POWELL ST
P5MMX200/GN/M                (confidential treatment requested)     728 WERTZ RD NE
P5MMX200/GN/M                (confidential treatment requested)     13085 EAST TEMPLE AVE
P5MMX200/GN/M                (confidential treatment requested)     728 WERTZ RD NE
P5MMX200/GN/M                (confidential treatment requested)     728 WERTZ RD NE
P6300 GXAEM+/M               (confidential treatment requested)     501 SEVENTH AVE., 14TH FLOOR
1000LS COLOR MONITOR         (confidential treatment requested)     2910 SOUTH MASON RD
LAT CP M233ST 12.1           (confidential treatment requested)     600 KELLWOOD PKWY
P5MMX200/GN+/MT              (confidential treatment requested)     208 N TRENTON ST
P5MMX200/GN+/MT              (confidential treatment requested)     208 N TRENTON ST
5250 EXPRESS ISA             (confidential treatment requested)     208 N TRENTON ST
TURBO 16/4 TR                (confidential treatment requested)     208 N TRENTON ST
5250 EXPRESS ISA ADP         (confidential treatment requested)     208 N TRENTON ST
P5MMX200/GN/M                (confidential treatment requested)     501 7TH AVE 14TH FL
P5MMX200/GN/M                (confidential treatment requested)     501 7TH AVE 14TH FL
P5MMX200/GN/M                (confidential treatment requested)     501 7TH AVE 14TH FL
SPORTSTER 56K V.90           (confidential treatment requested)     600 KELLWOOD PKWY
TURBO 16/4                   (confidential treatment requested)     208 N TRENTON ST
P5MMX233/GN/MT+              (confidential treatment requested)     208 N TRENTON ST
5250 EXPRESS ISA ADP         (confidential treatment requested)     208 N TRENTON ST
IBM AT/HAYES MODEM           (confidential treatment requested)     208 N TRENTON ST
SPORTSTER 56K V.90           (confidential treatment requested)     208 N TRENTON ST
P5MMX233/GN/M +              (confidential treatment requested)     1407 BROADWAY STE 1108
P5MMX233/GN/M +              (confidential treatment requested)     1407 BROADWAY STE 1108
P5MMX233/GN/M +              (confidential treatment requested)     1407 BROADWAY STE 1108
P5MMX233/GN/M +              (confidential treatment requested)     1407 BROADWAY STE 1108
DELL P5MMX200                (confidential treatment requested)     13085 E TEMPLE AVE
DELL P5MMX200                (confidential treatment requested)     13085 E TEMPLE AVE
DELL P5MMX200                (confidential treatment requested)     13085 E TEMPLE AVE
DELL P5MMX200                (confidential treatment requested)     13085 E TEMPLE AVE
DELL P5MMX200                (confidential treatment requested)     214 WEST 39TH ST
LATITUDE CP M233ST           (confidential treatment requested)     214 WEST 39TH ST
DELL P5MMX200                (confidential treatment requested)     1407 BROADWAY
DELL P5MMX233                (confidential treatment requested)     208 NORTH TRENTON ST
DELL P5MMX233                (confidential treatment requested)     208 NORTH TRENTON ST
DELL P5MMX233                (confidential treatment requested)     208 NORTH TRENTON ST
DELL P5MMX233                (confidential treatment requested)     208 NORTH TRENTON ST
LATITUDE CP M233ST           (confidential treatment requested)     501 7TH AVE
DELL P5MMX233                (confidential treatment requested)     214 WEST 39TH ST
DELL P5MMX233                (confidential treatment requested)     214 WEST 39TH ST
DELL P5MMX233                (confidential treatment requested)     214 WEST 39TH ST
DELL P5MMX200                (confidential treatment requested)     1407 BROADWAY
DELL P5MMX200                (confidential treatment requested)     13085 E TEMPLE AVE
DELL P5MMX200                (confidential treatment requested)     13085 E TEMPLE AVE
DELL P5MMX200                (confidential treatment requested)     13085 E TEMPLE AVE
LATITUDE CP M233ST           (confidential treatment requested)     13085 E TEMPLE AVE
DELL P5MMX200                (confidential treatment requested)     13085 E TEMPLE AVE
DELL P5MMX233                (confidential treatment requested)     208 NORTH TRENTON ST
LATITUDE CP M233ST           (confidential treatment requested)     208 NORTH TRENTON ST
5250 EXPRESS ISA             (confidential treatment requested)     208 NORTH TRENTON ST
DELL P5MMX200                (confidential treatment requested)     208 NORTH TRENTON ST
DELL P5MMX233                (confidential treatment requested)     600 KELLWOOD PKWY
DELL P5MMX200                (confidential treatment requested)     13083 EAST TEMPLE AVENUE
DELL P5MMX200                (confidential treatment requested)     13083 EAST TEMPLE AVENUE
DELL P5MMX200                (confidential treatment requested)     13083 EAST TEMPLE AVENUE
DELL P5MMX200                (confidential treatment requested)     2125 WEST BROAD ST
DELL P5MMX200                (confidential treatment requested)     2125 WEST BROAD ST
DELL P5MMX200                (confidential treatment requested)     2125 WEST BROAD ST
DELL P5MMX200                (confidential treatment requested)     2125 WEST BROAD ST
DELL P5MMX200                (confidential treatment requested)     2125 WEST BROAD ST
DELL P5MMX200                (confidential treatment requested)     2125 WEST BROAD ST
DELL P5MMX200                (confidential treatment requested)     2125 WEST BROAD ST
LAT CP,M233ST                (confidential treatment requested)     600 KELLWOOD PKWY
LAT CP,M233ST                (confidential treatment requested)     600 KELLWOOD PKWY
P6266 GXI/MT+ BASE           (confidential treatment requested)     208 NORTH TRENTON ST
P5MMX233/GN/M BASE           (confidential treatment requested)     13083 EAST TEMPLE AVENUE
P5MMX233/GN/M BASE           (confidential treatment requested)     13085 E TEMPLE AVE
P5MMX233/GN/M BASE           (confidential treatment requested)     13083 EAST TEMPLE AVENUE
P5MMX233/GN/M BASE           (confidential treatment requested)     13085 E TEMPLE AVE
P5MMX233/GN/M BASE           (confidential treatment requested)     13083 EAST TEMPLE AVENUE
P5MMX233/GN/M BASE           (confidential treatment requested)     13083 EAST TEMPLE AVENUE
P5MMX233/GN/M BASE           (confidential treatment requested)     13085 E TEMPLE AVE
P5MMX233/GN/M BASE           (confidential treatment requested)     13085 E TEMPLE AVE

Schedule L: List of Managed Assets

                  Item                       Serial #                              Location
                  ----                       --------                              --------
P5MMX233/GN/M BASE              (confidential treatment requested)       13083 EAST TEMPLE AVENUE
P5MMX233/GN/M BASE              (confidential treatment requested)       13085 E TEMPLE AVE
P5MMX233/GN/M BASE              (confidential treatment requested)       13085 E TEMPLE AVE
P5MMX233/GN/M BASE              (confidential treatment requested)       13083 EAST TEMPLE AVENUE
P5MMX233/GN/M BASE              (confidential treatment requested)       13083 EAST TEMPLE AVENUE
P5MMX233/GN/M BASE              (confidential treatment requested)       13083 EAST TEMPLE AVENUE
P5MMX233/GN/M BASE              (confidential treatment requested)       13083 EAST TEMPLE AVENUE
P5MMX233/GN/M BASE              (confidential treatment requested)       13085 E TEMPLE AVE
P5MMX233/GN/M BASE              (confidential treatment requested)       13085 E TEMPLE AVE
P5MMX233/GN/M BASE              (confidential treatment requested)       13085 E TEMPLE AVE
P5MMX233/GN/M BASE              (confidential treatment requested)       13083 EAST TEMPLE AVENUE
P5MMX233/GN/M BASE              (confidential treatment requested)       13083 EAST TEMPLE AVENUE
P5MMX233/GN/M BASE              (confidential treatment requested)       13083 EAST TEMPLE AVENUE
P5MMX233/GN/M BASE              (confidential treatment requested)       13085 E TEMPLE AVE
P5MMX233/GN/M BASE              (confidential treatment requested)       13083 EAST TEMPLE AVENUE
P5MMX233/GN/M BASE              (confidential treatment requested)       13085 E TEMPLE AVE
P5MMX233/GN/M BASE              (confidential treatment requested)       13085 E TEMPLE AVE
P5MMX233/GN/M BASE              (confidential treatment requested)       13085 E TEMPLE AVE
P5MMX233/GN/M BASE              (confidential treatment requested)       13085 E TEMPLE AVE
P5MMX233/GN/M BASE              (confidential treatment requested)       13085 E TEMPLE AVE
P5MMX233/GN/M BASE              (confidential treatment requested)       13085 E TEMPLE AVE
P5MMX233/GN/M BASE              (confidential treatment requested)       13085 E TEMPLE AVE
P5MMX233/GN/M BASE              (confidential treatment requested)       13085 E TEMPLE AVE
P5MMX233/GN/M BASE              (confidential treatment requested)       13085 E TEMPLE AVE
P5MMX233/GN/M BASE              (confidential treatment requested)       13085 E TEMPLE AVE
P5MMX233/GN/M BASE              (confidential treatment requested)       13085 E TEMPLE AVE
P5MMX233/GN/M BASE              (confidential treatment requested)       13085 E TEMPLE AVE
P5MMX233/GN/M BASE              (confidential treatment requested)       13085 E TEMPLE AVE
P5MMX233/GN/M BASE              (confidential treatment requested)       13085 E TEMPLE AVE
P5MMX233/GN/M BASE              (confidential treatment requested)       13085 E TEMPLE AVE
LAT CP, M233ST                  (confidential treatment requested)       13083 EAST TEMPLE AVENUE
LAT CP, M233ST                  (confidential treatment requested)       13085 E TEMPLE AE
LAT CP, M233ST                  (confidential treatment requested)       13083 EAST TEMPLE AVENUE
LAT CP, M233ST                  (confidential treatment requested)       300 MANLEY ST
P5MMX233/GN/M BASE              (confidential treatment requested)       300 MANLEY STREET
P5MMX233/GN/M BASE              (confidential treatment requested)       208 NORTH TRENTON STRET
P5MMX233/GN/M BASE              (confidential treatment requested)       208 NORTH TRENTON STREET
P5MMX233/GN/M BASE              (confidential treatment requested)       600 KELLWOOD PKWY
P5MMX233/GN/M BASE              (confidential treatment requested)       600 KELLWOOD PKWY
P5MMX233/GN/M BASE              (confidential treatment requested)       600 KELLWOOD PKWY
P5MMX233/GN/M BASE              (confidential treatment requested)       600 KELLWOOD PKWY
P6266 G1/MT+ BASE               (confidential treatment requested)       208 NORTH TRENTON ST
P6266 G1/MT+ BASE               (confidential treatment requested)       208 NORTH TRENTON ST
LATITUDE CP M233ST              (confidential treatment requested)       501 7TH AVE
P5MMX233GN/M BASE               (confidential treatment requested)       208 NORTH TRENTON STREET
P5MMX233GN/M BASE               (confidential treatment requested)       600 KELLWOOD PKWY
P5MMX233GN/M BASE               (confidential treatment requested)       600 KELLWOOD PKWY
P5MMX233GN/M BASE               (confidential treatment requested)       600 KELLWOOD PKWY
WIN95, SPC, SVR,QKEY            (confidential treatment requested)       13085 E TEMPLE AVE
C/PORT APR W/MONITOR            (confidential treatment requested)       208 NORTH TRENTON ST
LATITUDE CP M233ST              (confidential treatment requested)       13085 E TEMPLE AVE
LATITUDE CP M233ST              (confidential treatment requested)       13085 E TEMPLE AVE
266G1T+WIN/INT2MB VI            (confidential treatment requested)       208 NORTH TRENTON ST
15 DELL 800F 13.7VIS            (confidential treatment requested)       208 NORTH TRENTON ST
266G1T+WIN/INT2MB VI            (confidential treatment requested)       208 NORTH TRENTON ST
P5MMX233/GN/M BASE              (confidential treatment requested)       600 KELLWOOD PKWY
P5MMX233/GN/M BASE              (confidential treatment requested)       600 KELLWOOD PKWY
P5MMX233/GN/M BASE              (confidential treatment requested)       600 KELLWOOD PKWY
P5MMX233/GN/M BASE              (confidential treatment requested)       600 KELLWOOD PKWY
P5MMX233/GN/M BASE              (confidential treatment requested)       208 NORTH TRENTON STREET
P5MMX233/GN/M BASE              (confidential treatment requested)       600 KELLWOOD PKWY
P5MMX233/GN/M BASE              (confidential treatment requested)       208 NORTH TRENTON STREET
LATITUDE CP,M233ST              (confidential treatment requested)       208 NORTH TRENTON ST
LATITUDE CP,M233ST              (confidential treatment requested)       13085 E TEMPLE AVENUE
LATITUDE CP,M233ST              (confidential treatment requested)       13085 E TEMPLE AVENUE
C/PORT APR W/MONITOR            (confidential treatment requested)       208 NORTH TRENTON ST
800F SERIES MONITOR             (confidential treatment requested)       208 NORTH TRENTON ST
800F SERIES MONITOR             (confidential treatment requested)       208 NORTH TRENTON ST
LATITUDE CP,M233ST              (confidential treatment requested)       13077 E TEMPLE AVENUE
LATITUDE CP,M233ST              (confidential treatment requested)       13077 E TEMPLE AVENUE
P6333 G1/MT+BASE                (confidential treatment requested)       208 NORTH TRENTON ST
P6333 G1/MT+BASE                (confidential treatment requested)       208 NORTH TRENTON ST
P6333 G1/MT+BASE                (confidential treatment requested)       208 NORTH TRENTON ST
LATITUDE CP,M233ST              (confidential treatment requested)       600 KELLWOOD PKWY
LATITUDE CP,M233ST              (confidential treatment requested)       600 KELLWOOD PKWY

Schedule L: List of Managed Assets


       Item                                 Serial #                       Location
       ----                                 --------                       --------
LATITUDE CP,M233ST              (confidential treatment requested)  600 KELLWOOD PKWY
P6333 G1/M+ BASE                (confidential treatment requested)  13071 EAST TEMPLE AVENUE
14-32X CD-ROM IDE               (confidential treatment requested)  600 KELLWOOD PKWY
C/PORT APR W/MONITOR            (confidential treatment requested)  600 KELLWOOD PKWY
C/PORT APR W/MONITOR            (confidential treatment requested)  208 NORTH TRENTON ST
C/PORT APR W/MONITOR            (confidential treatment requested)  208 NORTH TRENTON ST
C/PORT APR W/MONITOR            (confidential treatment requested)  501 SEVENTH AVENUE
C/PORT APR W/MONITOR            (confidential treatment requested)  600 KELLWOOD PKWY
14-32X CD-ROM IDE               (confidential treatment requested)  600 KELLWOOD PKWY
C/PORT ADVANCED                 (confidential treatment requested)  208 NORTH TRENTON ST
LAT CP M233ST                   (confidential treatment requested)  208 NORTH TRENTON ST
5250 EXPRESS PC                 (confidential treatment requested)  208 NORTH TRENTON ST
C/PORT ADVANCED                 (confidential treatment requested)  1401 OLD HWY 51 NORTH
TURBO 16/4 TR                   (confidential treatment requested)  1401 OLD HWY 51 NORTH
C/PORT ADVANCED                 (confidential treatment requested)  208 NORTH TRENTON ST
LAT CP M233ST                   (confidential treatment requested)  208 NORTH TRENTON ST
LAT CP M233ST                   (confidential treatment requested)  208 NORTH TRENTON ST
P5MMX233/ GN/M+ BASE            (confidential treatment requested)  208 NORTH TRENTON ST
P5MMX233/ GN/M+ BASE            (confidential treatment requested)  208 NORTH TRENTON ST
P5MMX233/ GN/M+ BASE            (confidential treatment requested)  208 NORTH TRENTON ST
P5MMX233/ GN/M+ BASE            (confidential treatment requested)  208 NORTH TRENTON ST
P5MMX233/ GN/M+ BASE            (confidential treatment requested)  208 NORTH TRENTON ST
P5MMX233/ GN/M+ BASE            (confidential treatment requested)  208 NORTH TRENTON ST
P5MMX233/ GN/M+ BASE            (confidential treatment requested)  208 NORTH TRENTON ST
P5MMX233/ GN/M+ BASE            (confidential treatment requested)  208 NORTH TRENTON ST
P5MMX233/ GN/M+ BASE            (confidential treatment requested)  208 NORTH TRENTON ST
P5MMX233/ GN/M+ BASE            (confidential treatment requested)  208 NORTH TRENTON ST
P5MMX233/ GN/M+ BASE            (confidential treatment requested)  208 NORTH TRENTON ST
P5MMX233/ GN/M+ BASE            (confidential treatment requested)  208 NORTH TRENTON ST
P5MMX233/ GN/M+ BASE            (confidential treatment requested)  208 NORTH TRENTON ST
P5MMX233/ GN/M+ BASE            (confidential treatment requested)  208 NORTH TRENTON ST
P5MMX233/ GN/M+ BASE            (confidential treatment requested)  208 NORTH TRENTON ST
P5MMX233/ GN/M+ BASE            (confidential treatment requested)  208 NORTH TRENTON ST
P5MMX233/ GN/M+ BASE            (confidential treatment requested)  208 NORTH TRENTON ST
P5MMX233/ GN/M+ BASE            (confidential treatment requested)  208 NORTH TRENTON ST
C/PORT ADVANCED                 (confidential treatment requested)  13083 EAST TEMPLE AVENUE
C/PORT ADVANCED                 (confidential treatment requested)  600 KELLWOOD PKWY
DELL 800F SERIES                (confidential treatment requested)  501 7TH AVE
LAT,CP,M233ST,12.1              (confidential treatment requested)  208 NORTH TRENTON ST
DELL 800F SERIES                (confidential treatment requested)  300 MANLEY ST
LAT,CP,M233ST                   (confidential treatment requested)  13077 E TEMPLE AVE
DELL 800F SERIES                (confidential treatment requested)  208 NORTH TRENTON STREET
350G1/M+INT NIC                 (confidential treatment requested)  302 TRENTON ST
350G1/M+INT NIC                 (confidential treatment requested)  302 TRENTON ST
350G1/M+INT NIC                 (confidential treatment requested)  302 TRENTON ST
350G1/M+INT NIC                 (confidential treatment requested)  302 TRENTON ST
350G1/M+INT NIC                 (confidential treatment requested)  302 TRENTON ST
350G1/M+INT NIC                 (confidential treatment requested)  302 TRENTON ST
350G1/M+INT NIC                 (confidential treatment requested)  302 TRENTON ST
350G1/M+INT NIC                 (confidential treatment requested)  302 TRENTON ST
LAT,CP,M233ST,12                (confidential treatment requested)  13077 E TEMPLE AVE
MOUSE PAD,OPTI                  (confidential treatment requested)  13077 E TEMPLE AVE
350G1/M+INT NIC                 (confidential treatment requested)  180 MADISON AVE 6TH
350G1/M+INT NIC                 (confidential treatment requested)  19701 MAGELLAN DR
350G1/M+INT NIC                 (confidential treatment requested)  19701 MAGELLAN DR
350G1/M+INT NIC                 (confidential treatment requested)  19701 MAGELLAN DR
350G1/M+INT NIC                 (confidential treatment requested)  120 HWY 78 WEST
LAT,CP,M233ST                   (confidential treatment requested)  120 HWY 78 WEST
350G1/M+INT NIC                 (confidential treatment requested)  180 MADISON AVE 50T
350G1/M+INT NIC                 (confidential treatment requested)  180 MADISON AVE 50T
350G1/M+INT NIC                 (confidential treatment requested)  1401 OLD HWY 51 NOR
DELL 1000LS(15.9)               (confidential treatment requested)  13077 E TEMPLE AVE
350G1/M+INT NIC                 (confidential treatment requested)  13077 E TEMPLE AVE
350G1/M+INT NIC                 (confidential treatment requested)  13077 E TEMPLE AVE
LAT,CP,M233ST,12.1              (confidential treatment requested)  180 MADISON AVE, 50TH FL
LAT,CP,M233ST,12.1              (confidential treatment requested)  180 MADISON AVE, 50TH FL
LAT,CP,M233ST,12.1              (confidential treatment requested)  180 MADISON AVE, 50TH FL
350G1/M+ INT NIC                (confidential treatment requested)  21ST ST & S BROADWAY
350G1/M+ INT NIC                (confidential treatment requested)  21ST ST & S BROADWAY
350G1/M+ INT NIC                (confidential treatment requested)  21ST ST & S BROADWAY
350G1/M+ INT NIC                (confidential treatment requested)  21ST ST & S BROADWAY
350G1/M+ INT NIC                (confidential treatment requested)  21ST ST & S BROADWAY
350G1/M+ INT NIC                (confidential treatment requested)  21ST ST & S BROADWAY
350G1/M+ INT NIC                (confidential treatment requested)  21ST ST & S BROADWAY
350G1/M+ INT NIC                (confidential treatment requested)  21ST ST & S BROADWAY

Schedule L: List of Managed Assets

       Item                             Serial #                          Location
       ----                             --------                          --------
350G1/M+ INT NIC            (confidential treatment requested)       21ST ST & S BROADWAY
350G1/M+ INT NIC            (confidential treatment requested)       21ST ST & S BROADWAY
350G1/M+ INT NIC            (confidential treatment requested)       21ST ST & S BROADWAY
350G1/M+ INT NIC            (confidential treatment requested)       21ST ST & S BROADWAY
350G1/M+ INT NIC            (confidential treatment requested)       21ST ST & S BROADWAY
LAT,CP,M233ST,12.1          (confidential treatment requested)       13077 E TEMPLE AVE
C/PORT,APRW/MNTR            (confidential treatment requested)       600 KELLWOOD PARKWAY
LAT CP,M233XT, 12.1         (confidential treatment requested)       13077 E TEMPLE AVE
LAT CP,M233XT, 12.1         (confidential treatment requested)       13077 E TEMPLE AVE
LAT CP M233ST 12.1          (confidential treatment requested)       1401 OLD HWY 51 NORTH
AC ADAPTER LAT              (confidential treatment requested)       208 NORTH TRENTON STREET
C/PORT,APR,W/MO STND        (confidential treatment requested)       600 KELLWOOD PKWY
LATITUDE CP1233ST           (confidential treatment requested)       300 MANLEY ST
LATITUDE CP1233ST           (confidential treatment requested)       1224 FERN RIDGE PKWY
LATITUDE CP1233ST           (confidential treatment requested)       400 MANLEY
LATITUDE CP1233ST           (confidential treatment requested)       400 MANLEY
LATITUDE CP1233ST           (confidential treatment requested)       300 MANLEY STREET
LATITUDE CP1233ST           (confidential treatment requested)       300 MANLEY ST
P5MMX233GN+/M               (confidential treatment requested)       111 INDUSTRIAL DR
MS NATURAL KYBD             (confidential treatment requested)       111 INDUSTRIAL DR
MS NATURAL KYBD             (confidential treatment requested)       111 INDUSTRIAL DR
MS NATURAL KYBD             (confidential treatment requested)       502 ORCHARD ST
MS NATURAL KYBD             (confidential treatment requested)       502 ORCHARD ST
MS NATURAL KYBD             (confidential treatment requested)       1224 FERN RIDGE PKWY
350 G1/M+ INT NIC           (confidential treatment requested)       21ST & BROADWAY
350 G1/M+ INT NIC           (confidential treatment requested)       21ST & BROADWAY
350 G1/M+ INT NIC           (confidential treatment requested)       21ST & BROADWAY
LATITUDE CPI233ST           (confidential treatment requested)       13077 E TEMPLE AVE
350G1/M+ INT NIC            (confidential treatment requested)       600 KELLWOOD PKWY
350G1/M+ INT NIC            (confidential treatment requested)       13087 E TEMPLE AVE
350G1/M+ INT NIC            (confidential treatment requested)       13087 E TEMPLE AVE
LATITUDE CPI233ST           (confidential treatment requested)       728 WERTZ RD NE
350G1/M+ INT NIC            (confidential treatment requested)       300 MANLEY ST
350G1/M+ INT NIC            (confidential treatment requested)       300 MANLEY ST
350G1/M+ INT NIC            (confidential treatment requested)       300 MANLEY ST
350G1/M+ INT NIC            (confidential treatment requested)       300 MANLEY ST
DELL 800F,15(13.8 VI        (confidential treatment requested)       300 MANLEY ST
350G1/M+ INT NIC            (confidential treatment requested)       13077 EAST TEMPLE AVE
350G1/M+ INT NIC            (confidential treatment requested)       13077 EAST TEMPLE AVE
LATITUDE CPI233ST           (confidential treatment requested)       300 MANLEY ST
LATITUDE CPI233ST           (confidential treatment requested)       120 WEST 45TH ST
350 GX1M/+ INT NIC          (confidential treatment requested)       300 MANLEY ST
350 GX1M/+ INT NIC          (confidential treatment requested)       300 MANLEY ST
350 GX1M/+ INT NIC          (confidential treatment requested)       300 MANLEY ST
350 GX1M/+ INT NIC          (confidential treatment requested)       6234 LOOKOUT RD
350 GX1M/+ INT NIC          (confidential treatment requested)       6234 LOOKOUT RD
350 GX1M/+ INT NIC          (confidential treatment requested)       6234 LOOKOUT RD
LATITUDE CPI233ST           (confidential treatment requested)       400 MANLEY
LATITUDE CPI233ST           (confidential treatment requested)       13077 EAST TEMPLE AVE
350 G1/M+ INT NIC           (confidential treatment requested)       13077 EAST TEMPLE AVE
350 G1/M+ INT NIC           (confidential treatment requested)       300 MANLEY ST
LATITUDE CPI233ST           (confidential treatment requested)       13077 EAST TEMPLE AVE
350 G1/M+ INT NIC           (confidential treatment requested)       1224 FERN RIDGE PKWY
AHA-2930B RTL(97)           (confidential treatment requested)       1224 FERN RIDGE PKWY
12X/4X RECOREDER INT        (confidential treatment requested)       1224 FERN RIDGE PKWY
450 G1/M+ INT NIC           (confidential treatment requested)       600 KELLWOOD PKWY
450 G1/M+ INT NIC           (confidential treatment requested)       600 KELLWOOD PKWY
450 G1/M+ INT NIC           (confidential treatment requested)       600 KELLWOOD PKWY
450 G1/M+ INT NIC           (confidential treatment requested)       600 KELLWOOD PKWY
450 G1/M+ INT NIC           (confidential treatment requested)       600 KELLWOOD PKWY
450 G1/M+ INT NIC           (confidential treatment requested)       600 KELLWOOD PKWY
350 G1/M+ INT NIC           (confidential treatment requested)       13077 EAST TEMPLE AVE
350 G1/M+ INT NIC           (confidential treatment requested)       13077 EAST TEMPLE AVE
350 G1/M+ INT NIC           (confidential treatment requested)       13077 EAST TEMPLE AVE
350 G1/M+ INT NIC           (confidential treatment requested)       13077 EAST TEMPLE AVE
350 G1/M+ INT NIC           (confidential treatment requested)       13077 EAST TEMPLE AVE
350 G1/M+ INT NIC           (confidential treatment requested)       13077 EAST TEMPLE AVE
350 G1/M+ INT NIC           (confidential treatment requested)       13077 EAST TEMPLE AVE
350 G1/M+ INT NIC           (confidential treatment requested)       13077 EAST TEMPLE AVE
350 G1/M+ INT NIC           (confidential treatment requested)       13077 EAST TEMPLE AVE
350 G1/M+ INT NIC           (confidential treatment requested)       13077 EAST TEMPLE AVE
350 G1/M+ INT NIC           (confidential treatment requested)       13077 EAST TEMPLE AVE
350 G1/M+ INT NIC           (confidential treatment requested)       13077 EAST TEMPLE AVE
350 G1/M+ INT NIC           (confidential treatment requested)       13077 EAST TEMPLE AVE
350 G1/M+ INT NIC           (confidential treatment requested)       13077 EAST TEMPLE AVE

Schedule L: List of Managed Assets

     Item                                                  Serial #                      Location
     ----                                                  --------                      --------
350 G1/M+ INT NIC                              (confidential treatment requested)   13077 EAST TEMPLE AVE
350 G1/M+ INT NIC                              (confidential treatment requested)   13077 EAST TEMPLE AVE
350 G1/M+ INT NIC                              (confidential treatment requested)   13077 EAST TEMPLE AVE
350 G1/M+ INT NIC                              (confidential treatment requested)   13077 EAST TEMPLE AVE
350 G1/M+ INT NIC                              (confidential treatment requested)   13077 EAST TEMPLE AVE
350 G1/M+ INT NIC                              (confidential treatment requested)   13077 EAST TEMPLE AVE
350 G1/M+ INT NIC                              (confidential treatment requested)   13077 EAST TEMPLE AVE
350 G1/M+ INT NIC                              (confidential treatment requested)   13077 EAST TEMPLE AVE
350 G1/M+ INT NIC                              (confidential treatment requested)   13077 EAST TEMPLE AVE
300 GL.M+ INT NIC                              (confidential treatment requested)   13077 EAST TEMPLE AVE
350 G1/M+ INT NIC                              (confidential treatment requested)   13077 EAST TEMPLE AVE
350 G1/M+ INT NIC                              (confidential treatment requested)   13077 EAST TEMPLE AVE
350 G1/M+ INT NIC                              (confidential treatment requested)   13077 EAST TEMPLE AVE
350 G1/M+ INT NIC                              (confidential treatment requested)   13077 EAST TEMPLE AVE
350 G1/M+ INT NIC                              (confidential treatment requested)   13077 EAST TEMPLE AVE
350 G1/M+ INT NIC                              (confidential treatment requested)   13077 EAST TEMPLE AVE
350 G1/M+ INT NIC                              (confidential treatment requested)   13077 EAST TEMPLE AVE
350 G1/M+ INT NIC                              (confidential treatment requested)   13077 EAST TEMPLE AVE
350 G1/M+ INT NIC                              (confidential treatment requested)   13077 EAST TEMPLE AVE
350 G1/M+ INT NIC                              (confidential treatment requested)   13077 EAST TEMPLE AVE
350 G1/M+ INT NIC                              (confidential treatment requested)   13077 EAST TEMPLE AVE
350 G1/M+ INT NIC                              (confidential treatment requested)   13077 EAST TEMPLE AVE
350 G1/M+ INT NIC                              (confidential treatment requested)   13077 EAST TEMPLE AVE
350 G1/M+ INT NIC                              (confidential treatment requested)   13077 EAST TEMPLE AVE
350 G1/M+ INT NIC                              (confidential treatment requested)   13077 EAST TEMPLE AVE
350 G1/M+ INT NIC                              (confidential treatment requested)   13077 EAST TEMPLE AVE
350 G1/M+ INT NIC                              (confidential treatment requested)   13077 EAST TEMPLE AVE
350 G1/M+ INT NIC                              (confidential treatment requested)   13077 EAST TEMPLE AVE
350 G1/M+ INT NIC                              (confidential treatment requested)   13077 EAST TEMPLE AVE
350 G1/M+ INT NIC                              (confidential treatment requested)   13077 EAST TEMPLE AVE
350 G1/M+ INT NIC                              (confidential treatment requested)   13077 EAST TEMPLE AVE
350 G1/M+ INT NIC                              (confidential treatment requested)   13077 EAST TEMPLE AVE
350 G1/M+ INT NIC                              (confidential treatment requested)   13077 EAST TEMPLE AVE
350 G1/M+ INT NIC                              (confidential treatment requested)   13077 EAST TEMPLE AVE
350 G1/M+ INT NIC                              (confidential treatment requested)   13077 EAST TEMPLE AVE
350 G1/M+ INT NIC                              (confidential treatment requested)   13077 EAST TEMPLE AVE
350 G1/M+ INT NIC                              (confidential treatment requested)   13077 EAST TEMPLE AVE
350 G1/M+ INT NIC                              (confidential treatment requested)   13077 EAST TEMPLE AVE
350 G1/M+ INT NIC                              (confidential treatment requested)   13077 EAST TEMPLE AVE
350 G1/M+ INT NIC                              (confidential treatment requested)   13077 EAST TEMPLE AVE
350 G1/M+ INT NIC                              (confidential treatment requested)   13077 EAST TEMPLE AVE
LATITUDE CPI233ST                              (confidential treatment requested)   13077 EAST TEMPLE AVE
LATITUDE CPI233ST                              (confidential treatment requested)   13077 EAST TEMPLE AVE
LATITUDE CPI233ST                              (confidential treatment requested)   13077 EAST TEMPLE AVE
LATITUDE CPI233ST                              (confidential treatment requested)   400 MANLEY STREET
LATITUDE CPI233ST                              (confidential treatment requested)   400 MANLEY STREET
LATITUDE CPI233ST                              (confidential treatment requested)   300 MANLET ST
LATITUDE CPI233ST                              (confidential treatment requested)   13077 EAST TEMPLE AVE
LATITUDE CPI233ST                              (confidential treatment requested)   13077 EAST TEMPLE AVE
LATITUDE CPI233ST                              (confidential treatment requested)   13077 EAST TEMPLE AVE
LATITUDE CPI233ST                              (confidential treatment requested)   13077 EAST TEMPLE AVE
LATITUDE CPI233ST                              (confidential treatment requested)   13077 EAST TEMPLE AVE
350 G1/M+ INT NIC                              (confidential treatment requested)   13077 EAST TEMPLE AVE
350 G1/M+ INT NIC                              (confidential treatment requested)   13077 EAST TEMPLE AVE
350 G1/M+ INT NIC                              (confidential treatment requested)   13077 EAST TEMPLE AVE
LATITUDE CPI233ST                              (confidential treatment requested)   208 NORTH TRENTON ST
350 G1/M+ INT NIC                              (confidential treatment requested)   13077 EAST TEMPLE AVE
350 G1/M+ INT NIC                              (confidential treatment requested)   13077 EAST TEMPLE AVE
350 G1/M+ INT NIC                              (confidential treatment requested)   13077 EAST TEMPLE AVE
LATITUDE CPI233ST,12.1 ,TFT,US/WWW             (confidential treatment requested)   600 KELLWOOD PKWY
400G1/M+ INT NIC BASE W/INT 2MB VID,512K       (confidential treatment requested)   13071 E TEMPLE AVENUE
C/PORT,APR,W/MO STND,LATITUDE,CUST             (confidential treatment requested)   13077 EAST TEMPLE AVE
C/PORT,APR,W/MO STND,LATITUDE,CUST             (confidential treatment requested)   13077 EAST TEMPLE AVE
C/PORT,APR,W/MO STND,LATITUDE,CUST             (confidential treatment requested)   13077 EAST TEMPLE AVE
LOGITECH,3 BUTTON,SYSTEM MSE,CUST              (confidential treatment requested)   13077 EAST TEMPLE AVE
LOGITECH,3 BUTTON,SYSTEM MSE,CUST              (confidential treatment requested)   13077 EAST TEMPLE AVE
LOGITECH,3 BUTTON,SYSTEM MSE,CUST              (confidential treatment requested)   13077 EAST TEMPLE AVE
15 DELL 800F,13.7 VIS,CUST                     (confidential treatment requested)   13077 EAST TEMPLE AVE
15 DELL 800F,13.7 VIS,CUST                     (confidential treatment requested)   13077 EAST TEMPLE AVE
15 DELL 800F,13.7 VIS,CUST                     (confidential treatment requested)   13077 EAST TEMPLE AVE
KYBD,QUIETKEY SPACESAVER,US,OPTI,CUST          (confidential treatment requested)   13077 EAST TEMPLE AVE
KYBD,QUIETKEY SPACESAVER,US,OPTI,CUST          (confidential treatment requested)   13077 EAST TEMPLE AVE
KYBD,QUIETKEY SPACESAVER,US,OPTI,CUST          (confidential treatment requested)   13077 EAST TEMPLE AVE
LATITUDE CPI233ST,12.1 ,TFT,US/WWW             (confidential treatment requested)   13077 EAST TEMPLE AVE
LATITUDE CPI233ST,12.1 ,TFT,US/WWW             (confidential treatment requested)   13077 EAST TEMPLE AVE

Schedule L: List of Managed Assets

           Item                                                    Serial #                    Location
           ----                                                    --------                    --------
LATITUDE CPI233ST,12.1 ,TFT,US/WWW                (confidential treatment requested)   13077 EAST TEMPLE AVE
LATITUDE CPI233ST,12.1 ,TFT,US/WWW                (confidential treatment requested)   13077 EAST TEMPLE AVE
500K GX1/M+ INT NIC BASE W/512K CACHE             (confidential treatment requested)   505 14TH ST
500K GX1/M+ INT NIC BASE W/512K CACHE             (confidential treatment requested)   505 14TH ST
500K GX1/M+ INT NIC BASE W/512K CACHE             (confidential treatment requested)   505 14TH ST
450K GX1/M+ INT NIC BASE W/512K CACHE             (confidential treatment requested)   505 14TH ST
450K GX1/M+ INT NIC BASE W/512K CACHE             (confidential treatment requested)   505 14TH ST
450K GX1/M+ INT NIC BASE W/512K CACHE             (confidential treatment requested)   505 14TH ST
450K GX1/M+ INT NIC BASE W/512K CACHE             (confidential treatment requested)   505 14TH ST
450K GX1/M+ INT NIC BASE W/512K CACHE             (confidential treatment requested)   505 14TH ST
450K GX1/M+ INT NIC BASE W/512K CACHE             (confidential treatment requested)   505 14TH ST
450K GX1/M+ INT NIC BASE W/512K CACHE             (confidential treatment requested)   505 14TH ST
450K GX1/M+ INT NIC BASE W/512K CACHE             (confidential treatment requested)   505 14TH ST
450K GX1/M+ INT NIC BASE W/512K CACHE             (confidential treatment requested)   505 14TH ST
450K GX1/M+ INT NIC BASE W/512K CACHE             (confidential treatment requested)   505 14TH ST
450K GX1/M+ INT NIC BASE W/512K CACHE             (confidential treatment requested)   505 14TH ST
450K GX1/M+ INT NIC BASE W/512K CACHE             (confidential treatment requested)   505 14TH ST
450K GX1/M+ INT NIC BASE W/512K CACHE             (confidential treatment requested)   505 14TH ST
450K GX1/M+ INT NIC BASE W/512K CACHE             (confidential treatment requested)   505 14TH ST
450K GX1/M+ INT NIC BASE W/512K CACHE             (confidential treatment requested)   505 14TH ST
450K GX1/M+ INT NIC BASE W/512K CACHE             (confidential treatment requested)   505 14TH ST
450K GX1/M+ INT NIC BASE W/512K CACHE             (confidential treatment requested)   505 14TH ST
450K GX1/M+ INT NIC BASE W/512K CACHE             (confidential treatment requested)   505 14TH ST
450K GX1/M+ INT NIC BASE W/512K CACHE             (confidential treatment requested)   505 14TH ST
450K GX1/M+ INT NIC BASE W/512K CACHE             (confidential treatment requested)   505 14TH ST
400G1/M+ INT NIC BASE W/INT 2MB VID,512K          (confidential treatment requested)   600 KELLWOOD PKWY
400G1/M+ INT NIC BASE W/INT 2MB VID,512K          (confidential treatment requested)   1224 FERN RIDGE PKWY
400G1/M+ INT NIC BASE W/INT 2MB VID,512K          (confidential treatment requested)   1224 FERN RIDGE PKWY
400G1/M+ INT NIC BASE W/INT 2MB VID,512K          (confidential treatment requested)   1224 FERN RIDGE PKWY
400G1/M+ INT NIC BASE W/INT 2MB VID,512K          (confidential treatment requested)   1224 FERN RIDGE PKWY
400G1/M+ INT NIC BASE W/INT 2MB VID,512K          (confidential treatment requested)   1224 FERN RIDGE PKWY
400G1/M+ INT NIC BASE W/INT 2MB VID,512K          (confidential treatment requested)   1224 FERN RIDGE PKWY
400G1/M+ INT NIC BASE W/INT 2MB VID,512K          (confidential treatment requested)   1224 FERN RIDGE PKWY
400G1/M+ INT NIC BASE W/INT 2MB VID,512K          (confidential treatment requested)   1224 FERN RIDGE PKWY
400G1/M+ INT NIC BASE W/INT 2MB VID,512K          (confidential treatment requested)   1224 FERN RIDGE PKWY
400G1/M+ INT NIC BASE W/INT 2MB VID,512K          (confidential treatment requested)   1224 FERN RIDGE PKWY
400G1/M+ INT NIC BASE W/INT 2MB VID,512K          (confidential treatment requested)   1224 FERN RIDGE PKWY
400G1/M+ INT NIC BASE W/INT 2MB VID,512K          (confidential treatment requested)   1224 FERN RIDGE PKWY
400G1/M+ INT NIC BASE W/INT 2MB VID,512K          (confidential treatment requested)   1224 FERN RIDGE PKWY
400G1/M+ INT NIC BASE W/INT 2MB VID,512K          (confidential treatment requested)   1224 FERN RIDGE PKWY
400G1/M+ INT NIC BASE W/INT 2MB VID,512K          (confidential treatment requested)   1224 FERN RIDGE PKWY
400G1/M+ INT NIC BASE W/INT 2MB VID,512K          (confidential treatment requested)   1224 FERN RIDGE PKWY
400G1/M+ INT NIC BASE W/INT 2MB VID,512K          (confidential treatment requested)   1224 FERN RIDGE PKWY
400G1/M+ INT NIC BASE W/INT 2MB VID,512K          (confidential treatment requested)   1224 FERN RIDGE PKWY
400G1/M+ INT NIC BASE W/INT 2MB VID,512K          (confidential treatment requested)   1224 FERN RIDGE PKWY
400G1/M+ INT NIC BASE W/INT 2MB VID,512K          (confidential treatment requested)   1224 FERN RIDGE PKWY
400G1/M+ INT NIC BASE W/INT 2MB VID,512K          (confidential treatment requested)   1224 FERN RIDGE PKWY
400G1/M+ INT NIC BASE W/INT 2MB VID,512K          (confidential treatment requested)   1224 FERN RIDGE PKWY
LATITUDE CPI233ST,12.1 ,TFT,US/WWW                (confidential treatment requested)   13077 EAST TEMPLE AVE
LATITUDE CPI233ST,12.1 ,TFT,US/WWW                (confidential treatment requested)   13077 EAST TEMPLE AVE
400G1/M+ INT NIC BASE W/INT 2MB VID,512K          (confidential treatment requested)   199 1ST ST
400G1/M+ INT NIC BASE W/INT 2MB VID,512K          (confidential treatment requested)   199 1ST ST
400G1/M+ INT NIC BASE W/INT 2MB VID,512K          (confidential treatment requested)   199 1ST ST
400G1/M+ INT NIC BASE W/INT 2MB VID,512K          (confidential treatment requested)   199 1ST ST
400G1/M+ INT NIC BASE W/INT 2MB VID,512K          (confidential treatment requested)   199 1ST ST
400G1/M+ INT NIC BASE W/INT 2MB VID,512K          (confidential treatment requested)   199 1ST ST
400G1/M+ INT NIC BASE W/INT 2MB VID,512K          (confidential treatment requested)   199 1ST ST
400G1/M+ INT NIC BASE W/INT 2MB VID,512K          (confidential treatment requested)   199 1ST ST
400G1/M+ INT NIC BASE W/INT 2MB VID,512K          (confidential treatment requested)   199 1ST ST
400G1/M+ INT NIC BASE W/INT 2MB VID,512K          (confidential treatment requested)   199 1ST ST
LATITUDE CPIA300ST,12.1 ,TFT,US/WW                (confidential treatment requested)   208 NORTH TRENTON ST
LATITUDE CPIA300ST,12.1 ,TFT,US/WW                (confidential treatment requested)   208 NORTH TRENTON ST
LATITUDE CPIA300ST,12.1 ,TFT,US/WW                (confidential treatment requested)   208 NORTH TRENTON ST
LATITUDE CPIA300ST,12.1 ,TFT,US/WW                (confidential treatment requested)   13085 EAST TEMPLE AVE
400G1/M+ INT NIC BASE W/INT 2MB VID,512K          (confidential treatment requested)   13085 EAST TEMPLE AVE
LATITUDE CPIA300ST,12.1 ,TFT,US/WW                (confidential treatment requested)   13085 EAST TEMPLE AVE
LATITUDE CPIA300ST,12.1 ,TFT,US/WW                (confidential treatment requested)   13085 EAST TEMPLE AVE
LATITUDE CPIA300ST,12.1 ,TFT,US/WW                (confidential treatment requested)   13085 EAST TEMPLE AVE
LATITUDE CPIA300ST,12.1 ,TFT,US/WW                (confidential treatment requested)   600 KELLWOOD PKWY
LATITUDE CPIA300ST,12.1 ,TFT,US/WW                (confidential treatment requested)   13077 EAST TEMPLE AVE
400G1/M+ INT NIC BASE W/INT 2MB VID,512K          (confidential treatment requested)   13077 EAST TEMPLE AVE
400G1/M+ INT NIC BASE W/INT 2MB VID,512K          (confidential treatment requested)   13077 EAST TEMPLE AVE
400G1/M+ INT NIC BASE W/INT 2MB VID,512K          (confidential treatment requested)   13077 EAST TEMPLE AVE
400G1/M+ INT NIC BASE W/INT 2MB VID,512K          (confidential treatment requested)   13077 EAST TEMPLE AVE
400G1/M+ INT NIC BASE W/INT 2MB VID,512K          (confidential treatment requested)   13077 EAST TEMPLE AVE

Schedule L: List of Managed Assets

                Item                                                    Serial #                     Location
                ----                                                    --------                     --------
400G1/M+ INT NIC BASE W/INT 2MB VID,512K                   (confidential treatment requested)  13077 EAST TEMPLE AVE
400G1/M+ INT NIC BASE W/INT 2MB VID,512K                   (confidential treatment requested)  13077 EAST TEMPLE AVE
400G1/M+ INT NIC BASE W/INT 2MB VID,512K                   (confidential treatment requested)  13077 EAST TEMPLE AVE
400G1/M+ INT NIC BASE W/INT 2MB VID,512K                   (confidential treatment requested)  13077 EAST TEMPLE AVE
500K GX1/M+ INT NIC BASE W/512K CACHE                      (confidential treatment requested)  13077 EAST TEMPLE AVE
500K GX1/M+ INT NIC BASE W/512K CACHE                      (confidential treatment requested)  13077 EAST TEMPLE AVE
500K GX1/M+ INT NIC BASE W/512K CACHE                      (confidential treatment requested)  13077 EAST TEMPLE AVE
500K GX1/M+ INT NIC BASE W/512K CACHE                      (confidential treatment requested)  13077 EAST TEMPLE AVE
500K GX1/M+ INT NIC BASE W/512K CACHE                      (confidential treatment requested)  13077 EAST TEMPLE AVE
500K GX1/M+ INT NIC BASE W/512K CACHE                      (confidential treatment requested)  13077 EAST TEMPLE AVE
400G1/M+ INT NIC BASE W/INT 2MB VID,512K                   (confidential treatment requested)  13077 EAST TEMPLE AVE
400G1/M+ INT NIC BASE W/INT 2MB VID,512K                   (confidential treatment requested)  13077 EAST TEMPLE AVE
400G1/M+ INT NIC BASE W/INT 2MB VID,512K                   (confidential treatment requested)  13077 EAST TEMPLE AVE
400G1/M+ INT NIC BASE W/INT 2MB VID,512K                   (confidential treatment requested)  13077 EAST TEMPLE AVE
400G1/M+ INT NIC BASE W/INT 2MB VID,512K                   (confidential treatment requested)  13077 EAST TEMPLE AVE
400G1/M+ INT NIC BASE W/INT 2MB VID,512K                   (confidential treatment requested)  13077 EAST TEMPLE AVE
6450,PIII/MT,WS410,BASE                                    (confidential treatment requested)  13077 EAST TEMPLE AVE
ViewSonic P817 21 (20 V.I.S.) High-Per                     (confidential treatment requested)  13077 EAST TEMPLE AVE
DELL M770,17 (16.0 VIS),CUST                               (confidential treatment requested)  600 KELLWOOD PKWY
DELL M770,17 (16.0 VIS),CUST                               (confidential treatment requested)  600 KELLWOOD PKWY
DELL M770,17 (16.0 VIS),CUST                               (confidential treatment requested)  600 KELLWOOD PKWY
500K GX1/M+ INT NIC BASE W/512K CACHE                      (confidential treatment requested)  505 14TH ST
500K GX1/M+ INT NIC BASE W/512K CACHE                      (confidential treatment requested)  505 14TH ST
500K GX1/M+ INT NIC BASE W/512K CACHE                      (confidential treatment requested)  505 14TH ST
500K GX1/M+ INT NIC BASE W/512K CACHE                      (confidential treatment requested)  505 14TH ST
500K GX1/M+ INT NIC BASE W/512K CACHE                      (confidential treatment requested)  505 14TH ST
450K GX1/M+ INT NIC                                        (confidential treatment requested)  505 14TH STREET
450K GX1/M+ INT NIC                                        (confidential treatment requested)  505 14TH STREET
450K GX1/M+ INT NIC                                        (confidential treatment requested)  505 14TH STREET
450K GX1/M+ INT NIC                                        (confidential treatment requested)  505 14TH STREET
450K GX1/M+ INT NIC                                        (confidential treatment requested)  505 14TH STREET
450K GX1/M+ INT NIC                                        (confidential treatment requested)  505 14TH STREET
450K GX1/M+ INT NIC                                        (confidential treatment requested)  505 14TH STREET
450K GX1/M+ INT NIC                                        (confidential treatment requested)  505 14TH STREET
450K GX1/M+ INT NIC                                        (confidential treatment requested)  505 14TH STREET
450K GX1/M+ INT NIC                                        (confidential treatment requested)  505 14TH STREET
LATITUDE CPIA366ST                                         (confidential treatment requested)  300 MANLEY STREET
LATITUDE CPIA366ST                                         (confidential treatment requested)  13077 EAST TEMPLE AVENUE
LATITUDE CPIA366ST                                         (confidential treatment requested)  501 7TH AVENUE
LATITUDE CPIA366ST                                         (confidential treatment requested)  501 7TH AVENUE
LATITUDE CPIA366ST                                         (confidential treatment requested)  300 MANLEY STREET
450K GX1/M+ INT NIC                                        (confidential treatment requested)  300 MANLEY STREET
LATITUDE CPIA366ST                                         (confidential treatment requested)  300 MANLEY STREET
LATITUDE CPIA366ST                                         (confidential treatment requested)  300 MANLEY STREET
LATITUDE CPIA366ST                                         (confidential treatment requested)  300 MANLEY STREET
LATITUDE CPIA366ST                                         (confidential treatment requested)  300 MANLEY STREET
450K GX1/M+ INT NIC                                        (confidential treatment requested)  300 MANLEY STREET
450K GX1/M+ INT NIC                                        (confidential treatment requested)  300 MANLEY STREET
450K GX1/M+ INT NIC                                        (confidential treatment requested)  300 MANLEY STREET
500K GX1/M+ INT NIC                                        (confidential treatment requested)  100 MARAUDER STREET
500K GX1/M+ INT NIC                                        (confidential treatment requested)  100 MARAUDER STREET
500K GX1/M+ INT NIC                                        (confidential treatment requested)  100 MARAUDER STREET
500K GX1/M+ INT NIC                                        (confidential treatment requested)  100 MARAUDER STREET
500K GX1/M+ INT NIC                                        (confidential treatment requested)  100 MARAUDER STREET
500K GX1/M+ INT NIC                                        (confidential treatment requested)  100 MARAUDER STREET
500K GX1/M+ INT NIC                                        (confidential treatment requested)  100 MARAUDER STREET
500K GX1/M+ INT NIC                                        (confidential treatment requested)  100 MARAUDER STREET
500K GX1/M+ INT NIC                                        (confidential treatment requested)  100 MARAUDER STREET
500K GX1/M+ INT NIC                                        (confidential treatment requested)  100 MARAUDER STREET
450K GX1/M+ INT NIC                                        (confidential treatment requested)  1407 BROADWAY
450K GX1/M+ INT NIC                                        (confidential treatment requested)  1407 BROADWAY
450K GX1/M+ INT NIC                                        (confidential treatment requested)  1407 BROADWAY
450K GX1/M+ INT NIC                                        (confidential treatment requested)  1407 BROADWAY
450K GX1/M+ INT NIC                                        (confidential treatment requested)  1407 BROADWAY
450K GX1/M+ INT NIC                                        (confidential treatment requested)  1407 BROADWAY
450K GX1/M+ INT NIC                                        (confidential treatment requested)  1407 BROADWAY
450K GX1/M+ INT NIC                                        (confidential treatment requested)  1407 BROADWAY
450K GX1/M+ INT NIC                                        (confidential treatment requested)  1407 BROADWAY
450K GX1/M+ INT NIC                                        (confidential treatment requested)  1407 BROADWAY
450K GX1/M+ INT NIC                                        (confidential treatment requested)  1407 BROADWAY
450K GX1/M+ INT NIC                                        (confidential treatment requested)  1407 BROADWAY
450K GX1/M+ INT NIC                                        (confidential treatment requested)  1407 BROADWAY
450K GX1/M+ INT NIC                                        (confidential treatment requested)  1407 BROADWAY
450K GX1/M+ INT NIC                                        (confidential treatment requested)  1407 BROADWAY
450K GX1/M+ INT NIC                                        (confidential treatment requested)  1407 BROADWAY

Schedule L: List of Managed Assets


           Item                                                  Serial #                              Location
           ----                                                  --------                              --------
450K GX1/M+ INT NIC                                  (confidential treatment requested)        1407 BROADWAY
450K GX1/M+ INT NIC                                  (confidential treatment requested)        1407 BROADWAY
450K GX1/M+ INT NIC                                  (confidential treatment requested)        1407 BROADWAY
450K GX1/M+ INT NIC                                  (confidential treatment requested)        1407 BROADWAY
450K GX1/M+ INT NIC                                  (confidential treatment requested)        1407 BROADWAY
LATITUDE CPIA366ST                                   (confidential treatment requested)        13077 EAST TEMPLE AVE
LATITUDE CPIA366ST                                   (confidential treatment requested)        13077 EAST TEMPLE AVE
LATITUDE CPIA366ST                                   (confidential treatment requested)        13077 EAST TEMPLE AVE
450K GX1/M+ INT NIC                                  (confidential treatment requested)        300 MANLEY ST
450K GX1/M+ INT NIC                                  (confidential treatment requested)        300 MANLEY ST
450K GX1/M+ INT NIC                                  (confidential treatment requested)        300 MANLEY ST
450K GX1/M+ INT NIC                                  (confidential treatment requested)        300 MANLEY ST
450K GX1/M+ INT NIC                                  (confidential treatment requested)        300 MANLEY ST
450K GX1/M+ INT NIC                                  (confidential treatment requested)        300 MANLEY ST
LATITUDE CPIA366ST                                   (confidential treatment requested)        1224 FERN RIDGE PKWY
LEATHER CASE,LAT                                     (confidential treatment requested)        300 MANLEY ST
A400LT,15.0,DIXON                                    (confidential treatment requested)        400 MANLEY ST
A400LT,15.0,DIXON                                    (confidential treatment requested)        400 MANLEY ST
LATITUDE CPIA366ST                                   (confidential treatment requested)        208 NORTH TRENTON ST
500K GX1/M+ INT NC                                   (confidential treatment requested)        1224 FERN RIDGE PKWY
LATITUDE CPIA366ST                                   (confidential treatment requested)        13077 E TEMPLE AVE
LATITUDE CPIA366ST                                   (confidential treatment requested)        13077 E TEMPLE AVE
LATITUDE CPIA366ST                                   (confidential treatment requested)        13077 E TEMPLE AVE
500K GX1/M+ INT NIC                                  (confidential treatment requested)        13077 E TEMPLE AVE
500K GX1/M+ INT NIC                                  (confidential treatment requested)        13077 E TEMPLE AVE
500K GX1/M+ INT NIC                                  (confidential treatment requested)        13077 E TEMPLE AVE
500K GX1/M+ INT NIC                                  (confidential treatment requested)        13077 E TEMPLE AVE
500K GX1/M+ INT NIC                                  (confidential treatment requested)        13077 E TEMPLE AVE
500K GX1/M+ INT NIC                                  (confidential treatment requested)        13077 E TEMPLE AVE
LATITUDE CPIA366ST                                   (confidential treatment requested)        13077 E TEMPLE AVE
500K GX1/M+ INT NIC                                  (confidential treatment requested)        13077 EAST TEMPLE AVE
500K GX1/M+ INT NIC                                  (confidential treatment requested)        13077 EAST TEMPLE AVE
500K GX1/M+ INT NIC                                  (confidential treatment requested)        13077 EAST TEMPLE AVE
500K GX1/M+ INT NIC                                  (confidential treatment requested)        13077 EAST TEMPLE AVE
500K GX1/M+ INT NIC                                  (confidential treatment requested)        13077 EAST TEMPLE AVE
500K GX1/M+ INT NIC                                  (confidential treatment requested)        13077 EAST TEMPLE AVE
500K GX1/M+ INT NIC                                  (confidential treatment requested)        13077 EAST TEMPLE AVE
500K GX1/M+ INT NIC                                  (confidential treatment requested)        13077 EAST TEMPLE AVE
500K GX1/M+ INT NIC                                  (confidential treatment requested)        13077 EAST TEMPLE AVE
500K GX1/M+ INT NIC BASE W/512K CACHE                (confidential treatment requested)        13077 EAST TEMPLE AVE
500K GX1/M+ INT NIC BASE W/512K CACHE                (confidential treatment requested)        13077 EAST TEMPLE AVE
500K GX1/M+ INT NIC BASE W/512K CACHE                (confidential treatment requested)        13077 EAST TEMPLE AVE
LATITUDE CPIA366ST,12.1 ,TFT,US,FACT                 (confidential treatment requested)        600 KELLWOOD PKWY
LATITUDE CPIA366ST,12.1 ,TFT,US,FACT                 (confidential treatment requested)        728 WERTZ RD
LATITUDE CPIA366ST,12.1 ,TFT,US,FACT                 (confidential treatment requested)        728 WERTZ RD
LATITUDE CPIA366ST,12.1 ,TFT,US,FACT                 (confidential treatment requested)        501 7TH AVE 14TH FL
ZIP 100MB Internal Drive for Latitu EXTL             (confidential treatment requested)        501 7TH AVE 14TH FL
500K GX1/M+ INT NIC BASE W/512K CACHE                (confidential treatment requested)        1224 FERN RIDGE PKWY
500K GX1/M+ INT NIC BASE W/512K CACHE                (confidential treatment requested)        13077 E TEMPLE AVE
500K GX1/M+ INT NIC BASE W/512K CACHE                (confidential treatment requested)        300 MANLEY ST
500K GX1/M+ INT NIC BASE W/512K CACHE                (confidential treatment requested)        13077 EAST TEMPLE AVE
LATITUDE CPIA366ST,12.1 ,TFT,US,FACT                 (confidential treatment requested)        600 KELLWOOD PKWY
LATITUDE CPIA366ST,12.1 ,TFT,US,FACT                 (confidential treatment requested)        600 KELLWOOD PKWY
500K GX1/M+ INT NIC BASE W/512K CACHE                (confidential treatment requested)        13077 EAST TEMPLE AVE
500K GX1/M+ INT NIC BASE W/512K CACHE                (confidential treatment requested)        13077 EAST TEMPLE AVE
500K GX1/M+ INT NIC BASE W/512K CACHE                (confidential treatment requested)        13077 EAST TEMPLE AVE
500K GX1/M+ INT NIC BASE W/512K CACHE                (confidential treatment requested)        13077 EAST TEMPLE AVE
LATITUDE CPIA366ST,12.1 ,TFT,US,FACT                 (confidential treatment requested)        13077 EAST TEMPLE AVE
500K GX1/M+ INT NIC BASE W/512K CACHE                (confidential treatment requested)        13077 E TEMPLE AVE
500K GX1/M+ INT NIC BASE W/512K CACHE                (confidential treatment requested)        13077 E TEMPLE AVE
500K GX1/M+ INT NIC BASE W/512K CACHE                (confidential treatment requested)        600 KELLWOOD PKWY
500K GX1/M+ INT NIC BASE W/512K CACHE                (confidential treatment requested)        600 KELLWOOD PKWY
500K GX1/M+ INT NIC BASE W/512K CACHE                (confidential treatment requested)        13077 E TEMPLE AVE
500K GX1/M+ INT NIC BASE W/512K CACHE                (confidential treatment requested)        13077 EAST TEMPLE AVE
500K GX1/M+ INT NIC BASE W/512K CACHE                (confidential treatment requested)        13077 EAST TEMPLE AVE
LATITUDE CPIA366ST,12.1 ,TFT,US,FACT                 (confidential treatment requested)        728 WERTZ RD
LATITUDE CPIA366ST,12.1 ,TFT,US,FACT                 (confidential treatment requested)        13077 EAST TEMPLE AVE
500K GX1/M+ INT NIC BASE W/512K CACHE                (confidential treatment requested)        13077 EAST TEMPLE AVE
LATITUDE CPIA366ST,12.1 ,TFT,US,FACT                 (confidential treatment requested)        13077 E TEMPLE AVE
LATITUDE CPIA366ST,12.1 ,TFT,US,FACT                 (confidential treatment requested)        13077 E TEMPLE AVE
500K GX1/M+ INT NIC BASE W/512K CACHE                (confidential treatment requested)        13077 E TEMPLE AVE
500K GX1/M+ INT NIC BASE W/512K CACHE                (confidential treatment requested)        13077 E TEMPLE AVE
LATITUDE CPIA366ST,12.1 ,TFT,US,FACT                 (confidential treatment requested)        208 NORTH TRENTON ST
LATITUDE CPIA366ST,12.1 ,TFT,US,FACT                 (confidential treatment requested)        208 NORTH TRENTON ST

Schedule L: List of Managed Assets

           Item                                          Serial #                    Location
           ----                                          --------                    --------
LATITUDE CPIA366XT,13.3 ,TFT,US/WW         (confidential treatment requested)    208 NORTH TRENTON ST
LATITUDE CPIA366XT,13.3 ,TFT,US/WW         (confidential treatment requested)    600 KELLWOOD PKWY
500K GX1/M+ INT NIC BASE W/512K CACHE      (confidential treatment requested)    13077 E TEMPLE AVE
500K GX1/M+ INT NIC BASE W/512K CACHE      (confidential treatment requested)    13077 E TEMPLE AVE
500K GX1/M+ INT NIC BASE W/512K CACHE      (confidential treatment requested)    13077 E TEMPLE AVE
500K GX1/M+ INT NIC BASE W/512K CACHE      (confidential treatment requested)    13077 E TEMPLE AVE
500K GX1/M+ INT NIC BASE W/512K CACHE      (confidential treatment requested)    13077 E TEMPLE AVE
500K GX1/M+ INT NIC BASE W/512K CACHE      (confidential treatment requested)    13077 E TEMPLE AVE
500K GX1/M+ INT NIC BASE W/512K CACHE      (confidential treatment requested)    13077 E TEMPLE AVE
LATITUDE CPIA366ST,12.1 ,TFT,US,FACT       (confidential treatment requested)    600 KELLWOOD PKWY
500K GX1/M+ INT NIC BASE W/512K CACHE      (confidential treatment requested)    13077 EAST TEMPLE AVE
500K GX1/M+ INT NIC BASE W/512K CACHE      (confidential treatment requested)    13077 EAST TEMPLE AVE
500K GX1/M+ INT NIC BASE W/512K CACHE      (confidential treatment requested)    13077 E TEMPLE AVE
500K GX1/M+ INT NIC BASE W/512K CACHE      (confidential treatment requested)    13077 E TEMPLE AVE
500K GX1/M+ INT NIC BASE W/512K CACHE      (confidential treatment requested)    13077 E TEMPLE AVE
500K GX1/M+ INT NIC BASE W/512K CACHE      (confidential treatment requested)    300 MANLEY ST
500K GX1/M+ INT NIC BASE W/512K CACHE      (confidential treatment requested)    300 MANLEY ST
500PIII/100 FSB,GX110/T/NIC BASE,512K      (confidential treatment requested)    600 KELLWOOD PKWY
LEATHER CASE,UNIVERSAL,LAT CP-SERIES,CUS   (confidential treatment requested)    600 KELLWOOD PKWY
500K GX1/M+ INT NIC BASE W/512K CACHE      (confidential treatment requested)    208 NORTH TRENTON ST
CPORT2,APR W/MO STND,LAT C-SERIES,CUST     (confidential treatment requested)    KELLWOOD CO
LATITUDE CPIA366XT,13.3 ,TFT,US/WW         (confidential treatment requested)    13077 E TEMPLE AVE
LATITUDE CPIA366XT,13.3 ,TFT,US/WW         (confidential treatment requested)    13077 E TEMPLE AVE
500K GX1/M+ INT NIC BASE W/512K CACHE      (confidential treatment requested)    728 WERTZ RD
LAT,CSX500XT,13.3,PIII,TFT,US              (confidential treatment requested)    600 KELLWOOD PKWY
LATITUDE CPIA366XT,13.3 ,TFT,US/WW         (confidential treatment requested)    120 W 45TH ST 27 FL
667/133,GX110 S,SOUND,256 CACHE            (confidential treatment requested)    728 WERTZ RD NE
667/133,GX110 S,SOUND,256 CACHE            (confidential treatment requested)    728 WERTZ RD NE
667/133,GX110 S,SOUND,256 CACHE            (confidential treatment requested)    1400 BROADWAY
667/133,GX110 S,SOUND,256 CACHE            (confidential treatment requested)    728 WERTZ RD N.E.
667/133,GX110 S,SOUND,256 CACHE            (confidential treatment requested)    300 MANLEY ST
667/133,GX110 S,SOUND,256 CACHE            (confidential treatment requested)    300 MANLEY ST
667/133,GX110 S,SOUND,256 CACHE            (confidential treatment requested)    1224 FERN RIDGE PARKWAY
667/133,GX110 S,SOUND,256 CACHE            (confidential treatment requested)    300 MANLEY ST
667/133,GX110 S,SOUND,256 CACHE            (confidential treatment requested)    1400 BROADWAY
667/133,GX110 S,SOUND,256 CACHE            (confidential treatment requested)    300 MANLEY ST
667/133,GX110 S,SOUND,256 CACHE            (confidential treatment requested)    300 MANLEY ST
667/133,GX110 S,SOUND,256 CACHE            (confidential treatment requested)    1400 BROADWAY
667/133,GX110 S,SOUND,256 CACHE            (confidential treatment requested)    300 MANLEY ST
667/133,GX110 S,SOUND,256 CACHE            (confidential treatment requested)    300 MANLEY ST
667/133,GX110 S,SOUND,256 CACHE            (confidential treatment requested)    300 MANLEY ST
667/133,GX110 S,SOUND,256 CACHE            (confidential treatment requested)    1400 BROADWAY
667/133,GX110 S,SOUND,256 CACHE            (confidential treatment requested)    300 MANLEY ST
667/133,GX110 S,SOUND,256 CACHE            (confidential treatment requested)    13077 EAST TEMPLE AVE
667/133,GX110 S,SOUND,256 CACHE            (confidential treatment requested)    13077 EAST TEMPLE AVE
667/133,GX110 S,SOUND,256 CACHE            (confidential treatment requested)    300 MANLEY ST
667/133,GX110 S,SOUND,256 CACHE            (confidential treatment requested)    300 MANLEY ST
LAT,CSX500XT,13.3,PIII,TFT,US              (confidential treatment requested)    300 MANLEY ST
LAT,CSX500XT,13.3,PIII,TFT,US              (confidential treatment requested)    13077 EAST TEMPLE AVE
LAT,CSX500XT,13.3,PIII,TFT,US              (confidential treatment requested)    300 MANLEY ST
LAT,CSX500XT,13.3,PIII,TFT,US              (confidential treatment requested)    728 WERTZ RD N.E.
LAT,CSX500XT,13.3,PIII,TFT,US              (confidential treatment requested)    300 MANLEY ST
667/133,GX110 S,SOUND,256 CACHE            (confidential treatment requested)    208 NORTH TRENTON ST
667/133,GX110 S,SOUND,256 CACHE            (confidential treatment requested)    208 NORTH TRENTON ST
667/133,GX110 S,SOUND,256 CACHE            (confidential treatment requested)    1401 OLD HIGHWAY 51 NORTH
667/133,GX110 S,SOUND,256 CACHE            (confidential treatment requested)    208 NORTH TRENTON ST
667/133,GX110 S,SOUND,256 CACHE            (confidential treatment requested)    208 NORTH TRENTON ST
667/133,GX110 S,SOUND,256 CACHE            (confidential treatment requested)    1401 OLD HIGHWAY 51 NORTH
667/133,GX110 S,SOUND,256 CACHE            (confidential treatment requested)    208 NORTH TRENTON ST
667/133,GX110 S,SOUND,256 CACHE            (confidential treatment requested)    208 NORTH TRENTON ST
667/133,GX110 S,SOUND,256 CACHE            (confidential treatment requested)    208 NORTH TRENTON ST
667/133,GX110 S,SOUND,256 CACHE            (confidential treatment requested)    1401 OLD HIGHWAY 51 NORTH
667/133,GX110 S,SOUND,256 CACHE            (confidential treatment requested)    1401 OLD HIGHWAY 51 NORTH
667/133,GX110 S,SOUND,256 CACHE            (confidential treatment requested)    208 NORTH TRENTON ST
667/133,GX110 S,SOUND,256 CACHE            (confidential treatment requested)    1401 OLD HIGHWAY 51 NORTH
LAT,CSX500XT,13.3,PIII,TFT,US              (confidential treatment requested)    300 MANLEY ST
LAT,CSX500XT,13.3,PIII,TFT,US              (confidential treatment requested)    13077 EAST TEMPLE AVE
LAT,CSX500XT,13.3,PIII,TFT,US              (confidential treatment requested)    300 MANLEY ST
LAT,CSX500XT,13.3,PIII,TFT,US              (confidential treatment requested)    13077 EAST TEMPLE AVE
667/133,GX110 S,SOUND,256 CACHE            (confidential treatment requested)    1401 OLD HWY 51 N
667/133,GX110 S,SOUND,256 CACHE            (confidential treatment requested)    13077 EAST TEMPLE AVE
667/133,GX110 S,SOUND,256 CACHE            (confidential treatment requested)    13077 EAST TEMPLE AVE
21 DELL P1110,19.8 VIS,OPTI,CUST           (confidential treatment requested)    1350 6TH AVE 16TH FL
LAT ,CSX500XT,13.3                         (confidential treatment requested)    13077 E TEMPLE AVE
LAT ,CSX500XT,13.3                         (confidential treatment requested)    13077 E TEMPLE AVE

Schedule L: List of Managed Assets

      Item                                       Serial #                          Location
      ----                                       --------                          --------
LAT ,CSX500XT,13.3                    (confidential treatment  requested)      13077 E TEMPLE AVE
LAT ,CSX500XT,13.3                    (confidential treatment  requested)      13077 E TEMPLE AVE
667/133 GX110 SOUND                   (confidential treatment  requested)      13077 E TEMPLE AVE
667PII/133 FSB GX110                  (confidential treatment  requested)      13077 E TEMPLE AVE
LAT CSX500XT                          (confidential treatment  requested)      728 WERTZ RD
667PIII,FSB GX110                     (confidential treatment  requested)      13077 E TEMPLE AVE
LAT CSX500XT                          (confidential treatment  requested)      728 WERTZ RD NE
LAT CSX500XT                          (confidential treatment  requested)      728 WERTZ RD NE
LAT CSX500XT                          (confidential treatment  requested)      728 WERTZ RD NE
LAT CSX500XT                          (confidential treatment  requested)      208 NORTH TRENTON ST
LAT CSX500XT                          (confidential treatment  requested)      728 WERTZ RD NE
LAT CSX500XT                          (confidential treatment  requested)      728 WERTZ RD NE
667/133 GX110 T                       (confidential treatment  requested)      760 VETERANS WAY
LAT CSX500XT 13.3                     (confidential treatment  requested)      120 W 45TH ST 26TH FLOOR
LAT CSX500XT 13.3                     (confidential treatment  requested)      5 PLANT AVE
733PIII/133 FSB,GX11                  (confidential treatment  requested)      1224 FERN RIDGE PKWY
733PIII/133 FSB,GX11                  (confidential treatment  requested)      1224 FERN RIDGE PKWY
LAT,CSX500XT,13.3                     (confidential treatment  requested)      180 MADISON AVE, 20TH FL
1P 733/133FSB,GX300                   (confidential treatment  requested)      208 NORTH TRENTON ST
LAT,CSX500XT,13.3                     (confidential treatment  requested)      13077 E TEMPKLE AVE
LAT,CSX500XT,13.3                     (confidential treatment  requested)      208 NORTH TRENTON ST
LAT,CSX500XT,13.3                     (confidential treatment  requested)      1401 OLD HWY 51 NORTH
1P 667/133FSB,GX300                   (confidential treatment  requested)      13077 E TEMPLE AVE
LAT,CSX500XT,13.3                     (confidential treatment  requested)      300 MANLEY ST
LAT,CSX500XT,13.3                     (confidential treatment  requested)      300 MANLEY ST
LAT,CSX500XT,13.3                     (confidential treatment  requested)      300 MANLEY ST
LAT,CSX500XT,13.3                     (confidential treatment  requested)      300 MANLEY ST
LAT,CSX500XT,13.3                     (confidential treatment  requested)      300 MANLEY ST
LAT,CSX500XT,13.3                     (confidential treatment  requested)      300 MANLEY ST
LAT,CSX500XT,13.3                     (confidential treatment  requested)      300 MANLEY ST
733PIII/133 FSB,GX11                  (confidential treatment  requested)      300 MANLEY ST
LAT,CSX500XT,13.3                     (confidential treatment  requested)      13077 E TEMPLE AVE
733PIII/133 FSB,GX11                  (confidential treatment  requested)      5 PLANT AVE
733PIII/133 FSB,GX11                  (confidential treatment  requested)      5 PLANT AVE
733PIII/133 FSB,GX11                  (confidential treatment  requested)      5 PLANT AVE
733PIII/133 FSB,GX11                  (confidential treatment  requested)      5 PLANT AVE
733PIII/133 FSB,GX11                  (confidential treatment  requested)      5 PLANT AVE
733PIII/133 FSB,GX11                  (confidential treatment  requested)      5 PLANT AVE
LAT,CSX500XT,13.3                     (confidential treatment  requested)      13077 E TEMPLE AVE
733PIII/133 FSB,GX11                  (confidential treatment  requested)      13077 E TEMPLE AVE
733PIII/133 FSB,GX11                  (confidential treatment  requested)      13077 E TEMPLE AVE
733PIII/133 FSB,GX11                  (confidential treatment  requested)      13077 E TEMPLE AVE
733PIII/133 FSB,GX11                  (confidential treatment  requested)      13077 E TEMPLE AVE
733PIII/133 FSB,GX11                  (confidential treatment  requested)      13077 E TEMPLE AVE
LAT,CSX500XT,13.3                     (confidential treatment  requested)      208 NORTH TRENTON ST
733PIII/133 FSB,GX11                  (confidential treatment  requested)      1412 BROADWAY, 15TH FL
CPORT2,APR W/MON STA                  (confidential treatment  requested)      1412 BROADWAY, 15TH FL
LAT CSX500XT,13.3                     (confidential treatment  requested)      1401 OLD HWY 51 NORTH
LAT CSX500XT,13.3                     (confidential treatment  requested)      1401 LD HWY 51 NORTH
LAT CSX500XT,13.3                     (confidential treatment  requested)      300 MANLEY ST
LAT CSX500XT,13.3                     (confidential treatment  requested)      300 MANLEY ST
LAT CSX500XT,13.3                     (confidential treatment  requested)      300 MANLEY ST
LAT CSX500XT,13.3                     (confidential treatment  requested)      300 MANLEY ST
733PIII/133 FSB,GX11                  (confidential treatment  requested)      13077 E TEMPLE AVE
733PIII/133 FSB,GX11                  (confidential treatment  requested)      728 WERTZ RD
733PIII/133 FSB,GX11                  (confidential treatment  requested)      728 WERTZ RD
33PIII/133 FSB,GX11                   (confidential treatment  requested)      728 WERTZ RD
733PIII/133 FSB,GX11                  (confidential treatment  requested)      728 WERTZ RD
733PIII/133 FSB,GX11                  (confidential treatment  requested)      728 WERTZ RD
733PIII/133 FSB,GX11                  (confidential treatment  requested)      728 WERTZ RD
500K GX1/M+ INT NIC BASE W/512K CACHE (confidential treatment  requested)      KELLWOOD
LATITUDE CPIA366ST,12.1 ,TFT,US,FACT  (confidential treatment  requested)      13077 EAST TEMPLE AVE
LATITUDE CPIA366ST,12.1 ,TFT,US,FACT  (confidential treatment  requested)      13077 EAST TEMPLE AVE
LATITUDE CPIA366ST,12.1 ,TFT,US,FACT  (confidential treatment  requested)      KELLWOOD
733PIII/133 FSB,GX110S,NO SND,256K    (confidential treatment  requested)      728 WERTZ RD
733PIII/133 FSB,GX110S,NO SND,256K    (confidential treatment  requested)      728 WERTZ RD
LAT,CSX500XT,13.3,PIII,TFT,US         (confidential treatment  requested)      208 NORTH TRENTON ST
LAT,CSX500XT,13.3,PIII,TFT,US         (confidential treatment  requested)      208 NORTH TRENTON ST
733PIII/133 FSB,GX110S,NO SND,256K    (confidential treatment  requested)      1224 FERN RIDGE PARKWAY
733PIII/133 FSB,GX110S,NO SND,256K    (confidential treatment  requested)      1224 FERN RIDGE PARKWAY
733PIII/133 FSB,GX110S,NO SND,256K    (confidential treatment  requested)      1224 FERN RIDGE PARKWAY
LAT,CSX500XT,13.3,PIII,TFT,US         (confidential treatment  requested)      1224 FERN RIDGE PARKWAY
LAT,CSX500XT,13.3,PIII,TFT,US         (confidential treatment  requested)      600 KELLWOOD PKWY
733PIII/133 FSB,GX110S,NO SND,256K    (confidential treatment  requested)      728 WERTZ RD
733PIII/133 FSB,GX110S,NO SND,256K    (confidential treatment  requested)      728 WERTZ RD

Schedule L: List of Managed Assets

           Item                                    Serial #                           Location
           ----                                    --------                           --------
733PIII/133 FSB,GX110S,NO SND,256K       (confidential treatment requested)  728 WERTZ RD
733PIII/133 FSB,GX110S,NO SND,256K       (confidential treatment requested)  1401 OLD HWY 51 NORTH
733PIII/133 FSB,GX110S,NO SND,256K       (confidential treatment requested)  1401 OLD HWY 51 NORTH
733PIII/133 FSB,GX110S,NO SND,256K       (confidential treatment requested)  1401 OLD HWY 51 NORTH
733PIII/133 FSB,GX110S,NO SND,256K       (confidential treatment requested)  1401 OLD HWY 51 NORTH
733PIII/133 FSB,GX110S,NO SND,256K       (confidential treatment requested)  1401 OLD HWY 51 NORTH
733PIII/133 FSB,GX110S,NO SND,256K       (confidential treatment requested)  1401 OLD HWY 51 NORTH
733PIII/133 FSB,GX110S,NO SND,256K       (confidential treatment requested)  1401 OLD HWY 51 NORTH
733PIII/133 FSB,GX110S,NO SND,256K       (confidential treatment requested)  1401 OLD HWY 51 NORTH
LAT,CSX500XT,13.3,PIII,TFT,US            (confidential treatment requested)  13077 E TEMPLE AVE
LAT,CSX500XT,13.3,PIII,TFT,US            (confidential treatment requested)  13077 E TEMPLE AVE
LAT,CSX500XT,13.3,PIII,TFT,US            (confidential treatment requested)  1401 OLD HWY 51 NORTH
LAT C800,850MHZ,PIII,15.0IN TFT,ENG      (confidential treatment requested)  600 KELLWOOD PKWY
LAT C800,850MHZ,PIII,15.0IN TFT,ENG      (confidential treatment requested)  600 KELLWOOD PKWY
G70MB FOR DELL BUNDLE BLACK              (confidential treatment requested)  600 KELLWOOD PKWY
G70MB FOR DELL BUNDLE BLACK              (confidential treatment requested)  600 KELLWOOD PKWY
866PIII/133 FSB,GX110S,NO SND,256K       (confidential treatment requested)  200 WEST 140TH ST
866PIII/133 FSB,GX110S,NO SND,256K       (confidential treatment requested)  200 WEST 140TH ST
866PIII/133 FSB,GX110S,NO SND,256K       (confidential treatment requested)  200 WEST 140TH ST
866PIII/133 FSB,GX110S,NO SND,256K       (confidential treatment requested)  200 WEST 140TH ST
866PIII/133 FSB,GX110S,NO SND,256K       (confidential treatment requested)  200 WEST 140TH ST
866PIII/133 FSB,GX110S,NO SND,256K       (confidential treatment requested)  200 WEST 140TH ST
866PIII/133 FSB,GX110S,NO SND,256K       (confidential treatment requested)  200 WEST 140TH ST
866PIII/133 FSB,GX110S,NO SND,256K       (confidential treatment requested)  200 WEST 140TH ST
866PIII/133 FSB,GX110S,NO SND,256K       (confidential treatment requested)  200 WEST 140TH ST
866PIII/133 FSB,GX110S,NO SND,256K       (confidential treatment requested)  200 WEST 140TH ST
866PIII/133 FSB,GX110S,NO SND,256K       (confidential treatment requested)  200 WEST 140TH ST
866/133 GX110 T,NIC,4MB VID,SOUND,256K   (confidential treatment requested)  208 NORTH TRENTON ST
866/133 GX110 T,NIC,4MB VID,SOUND,256K   (confidential treatment requested)  208 NORTH TRENTON ST
LAT,CSX500XT,13.3,PIII,TFT,US            (confidential treatment requested)  1401 OLD HWY 51 NORTH
1P 866/133FSB,GX300/TBASE, 256KCACHE     (confidential treatment requested)  208 NORTH TRENTON ST
1P 866/133FSB,GX300/TBASE, 256KCACHE     (confidential treatment requested)  208 NORTH TRENTON ST
LAT,CSX500XT,13.3,PIII,TFT,US            (confidential treatment requested)  13077 E TEMPLE AVE
LAT,CSX500XT,13.3,PIII,TFT,US            (confidential treatment requested)  13077 E TEMPLE AVE
LAT,CSX500XT,13.3,PIII,TFT,US            (confidential treatment requested)  13077 E TEMPLE AVE
LAT,CSX500XT,13.3,PIII,TFT,US            (confidential treatment requested)  1401 OLD HWY 51 NORTH
LAT,CSX500XT,13.3,PIII,TFT,US            (confidential treatment requested)  13077 E TEMPLE AVE
866PIII/133 FSB,GX110S,NO SND,256K       (confidential treatment requested)  208 NORTH TRENTON ST
866PIII/133 FSB,GX110S,NO SND,256K       (confidential treatment requested)  208 NORTH TRENTON ST
866PIII/133 FSB,GX110S,NO SND,256K       (confidential treatment requested)  13077 E TEMPLE AVE
866PIII/133 FSB,GX110S,NO SND,256K       (confidential treatment requested)  13077 E TEMPLE AVE
866PIII/133 FSB,GX110S,NO SND,256K       (confidential treatment requested)  13077 E TEMPLE AVE
866PIII/133 FSB,GX110S,NO SND,256K       (confidential treatment requested)  13077 E TEMPLE AVE
866PIII/133 FSB,GX110S,NO SND,256K       (confidential treatment requested)  13077 E TEMPLE AVE
866PIII/133 FSB,GX110S,NO SND,256K       (confidential treatment requested)  13077 E TEMPLE AVE
LAT,CSX500XT,13.3,PIII,TFT,US            (confidential treatment requested)  13077 E TEMPLE AVE
LAT,CSX500XT,13.3,PIII,TFT,US            (confidential treatment requested)  13077 E TEMPLE AVE
LAT,CSX500XT,13.3,PIII,TFT,US            (confidential treatment requested)  13077 E TEMPLE AVE
LAT,CSX500XT,13.3,PIII,TFT,US            (confidential treatment requested)  13077 E TEMPLE AVE
LAT,CSX500XT,13.3,PIII,TFT,US            (confidential treatment requested)  13077 E TEMPLE AVE
LAT,CSX500XT,13.3,PIII,TFT,US            (confidential treatment requested)  13077 E TEMPLE AVE
LAT,CSX500XT,13.3,PIII,TFT,US            (confidential treatment requested)  13077 E TEMPLE AVE
LAT,CSX500XT,13.3,PIII,TFT,US            (confidential treatment requested)  13077 E TEMPLE AVE
LAT,CSX500XT,13.3,PIII,TFT,US            (confidential treatment requested)  13077 E TEMPLE AVE
LAT,CSX500XT,13.3,PIII,TFT,US            (confidential treatment requested)  13077 E TEMPLE AVE
LAT,CSX500XT,13.3,PIII,TFT,US            (confidential treatment requested)  13077 E TEMPLE AVE
LAT,CSX500XT,13.3,PIII,TFT,US            (confidential treatment requested)  13077 E TEMPLE AVE
LAT,CSX500XT,13.3,PIII,TFT,US            (confidential treatment requested)  1401 OLD HWY 51 NORTH
866PIII/133 FSB,GX110S,NO SND,256K       (confidential treatment requested)  13077 E TEMPLE AVE
866PIII/133 FSB,GX110S,NO SND,256K       (confidential treatment requested)  13077 E TEMPLE AVE
866/133 GX110 M,4MB VID/NIC,NSND,256K    (confidential treatment requested)  300 MANLEY ST
866/133 GX110 M,4MB VID/NIC,NSND,256K    (confidential treatment requested)  300 MANLEY ST
866/133 GX110 M,4MB VID/NIC,NSND,256K    (confidential treatment requested)  300 MANLEY ST
866/133 GX110 M,4MB VID/NIC,NSND,256K    (confidential treatment requested)  300 MANLEY ST
866/133 GX110 M,4MB VID/NIC,NSND,256K    (confidential treatment requested)  300 MANLEY ST
866/133 GX110 M,4MB VID/NIC,NSND,256K    (confidential treatment requested)  300 MANLEY ST
866/133 GX110 M,4MB VID/NIC,NSND,256K    (confidential treatment requested)  300 MANLEY ST
866/133 GX110 M,4MB VID/NIC,NSND,256K    (confidential treatment requested)  300 MANLEY ST
866/133 GX110 M,4MB VID/NIC,NSND,256K    (confidential treatment requested)  300 MANLEY ST
866/133 GX110 M,4MB VID/NIC,NSND,256K    (confidential treatment requested)  300 MANLEY ST
866/133 GX110 M,4MB VID/NIC,NSND,256K    (confidential treatment requested)  300 MANLEY ST
866/133 GX110 M,4MB VID/NIC,NSND,256K    (confidential treatment requested)  300 MANLEY ST
866/133 GX110 M,4MB VID/NIC,NSND,256K    (confidential treatment requested)  300 MANLEY ST
866/133 GX110 M,4MB VID/NIC,NSND,256K    (confidential treatment requested)  300 MANLEY ST
866/133 GX110 M,4MB VID/NIC,NSND,256K    (confidential treatment requested)  300 MANLEY ST

Schedule L: List of Managed Assets

           Item                                            Serial #                       Location
           ----                                            --------                       --------
866/133 GX110 M,4MB VID/NIC,NSND,256K       (confidential treatment requested)   300 MANLEY ST
866/133 GX110 M,4MB VID/NIC,NSND,256K       (confidential treatment requested)   300 MANLEY ST
866/133 GX110 M,4MB VID/NIC,NSND,256K       (confidential treatment requested)   300 MANLEY ST
866/133 GX110 M,4MB VID/NIC,NSND,256K       (confidential treatment requested)   300 MANLEY ST
866/133 GX110 M,4MB VID/NIC,NSND,256K       (confidential treatment requested)   300 MANLEY ST
866/133 GX110 M,4MB VID/NIC,NSND,256K       (confidential treatment requested)   300 MANLEY ST
866/133 GX110 M,4MB VID/NIC,NSND,256K       (confidential treatment requested)   300 MANLEY ST
866/133 GX110 M,4MB VID/NIC,NSND,256K       (confidential treatment requested)   300 MANLEY ST
866/133 GX110 M,4MB VID/NIC,NSND,256K       (confidential treatment requested)   300 MANLEY ST
866/133 GX110 M,4MB VID/NIC,NSND,256K       (confidential treatment requested)   300 MANLEY ST
866/133 GX110 M,4MB VID/NIC,NSND,256K       (confidential treatment requested)   300 MANLEY ST
866/133 GX110 M,4MB VID/NIC,NSND,256K       (confidential treatment requested)   300 MANLEY ST
866/133 GX110 M,4MB VID/NIC,NSND,256K       (confidential treatment requested)   300 MANLEY ST
866/133 GX110 M,4MB VID/NIC,NSND,256K       (confidential treatment requested)   300 MANLEY ST
866/133 GX110 M,4MB VID/NIC,NSND,256K       (confidential treatment requested)   300 MANLEY ST
866/133 GX110 M,4MB VID/NIC,NSND,256K       (confidential treatment requested)   300 MANLEY ST
866/133 GX110 M,4MB VID/NIC,NSND,256K       (confidential treatment requested)   300 MANLEY ST
866/133 GX110 M,4MB VID/NIC,NSND,256K       (confidential treatment requested)   300 MANLEY ST
866/133 GX110 M,4MB VID/NIC,NSND,256K       (confidential treatment requested)   300 MANLEY ST
866/133 GX110 M,4MB VID/NIC,NSND,256K       (confidential treatment requested)   300 MANLEY ST
866/133 GX110 M,4MB VID/NIC,NSND,256K       (confidential treatment requested)   300 MANLEY ST
866/133 GX110 M,4MB VID/NIC,NSND,256K       (confidential treatment requested)   300 MANLEY ST
866/133 GX110 M,4MB VID/NIC,NSND,256K       (confidential treatment requested)   300 MANLEY ST
866/133 GX110 M,4MB VID/NIC,NSND,256K       (confidential treatment requested)   300 MANLEY ST
866/133 GX110 M,4MB VID/NIC,NSND,256K       (confidential treatment requested)   300 MANLEY ST
866/133 GX110 M,4MB VID/NIC,NSND,256K       (confidential treatment requested)   300 MANLEY ST
866/133 GX110 M,4MB VID/NIC,NSND,256K       (confidential treatment requested)   300 MANLEY ST
866/133 GX110 M,4MB VID/NIC,NSND,256K       (confidential treatment requested)   300 MANLEY ST
866/133 GX110 M,4MB VID/NIC,NSND,256K       (confidential treatment requested)   300 MANLEY ST
866/133 GX110 M,4MB VID/NIC,NSND,256K       (confidential treatment requested)   300 MANLEY ST
866/133 GX110 M,4MB VID/NIC,NSND,256K       (confidential treatment requested)   300 MANLEY ST
866/133 GX110 M,4MB VID/NIC,NSND,256K       (confidential treatment requested)   300 MANLEY ST
866/133 GX110 M,4MB VID/NIC,NSND,256K       (confidential treatment requested)   300 MANLEY ST
866/133 GX110 M,4MB VID/NIC,NSND,256K       (confidential treatment requested)   300 MANLEY ST
866/133 GX110 M,4MB VID/NIC,NSND,256K       (confidential treatment requested)   300 MANLEY ST
866/133 GX110 M,4MB VID/NIC,NSND,256K       (confidential treatment requested)   300 MANLEY ST
866/133 GX110 M,4MB VID/NIC,NSND,256K       (confidential treatment requested)   300 MANLEY ST
866/133 GX110 M,4MB VID/NIC,NSND,256K       (confidential treatment requested)   300 MANLEY ST
866/133 GX110 M,4MB VID/NIC,NSND,256K       (confidential treatment requested)   300 MANLEY ST
866/133 GX110 M,4MB VID/NIC,NSND,256K       (confidential treatment requested)   300 MANLEY ST
866/133 GX110 M,4MB VID/NIC,NSND,256K       (confidential treatment requested)   300 MANLEY ST
866/133 GX110 M,4MB VID/NIC,NSND,256K       (confidential treatment requested)   300 MANLEY ST
866/133 GX110 M,4MB VID/NIC,NSND,256K       (confidential treatment requested)   300 MANLEY ST
866/133 GX110 M,4MB VID/NIC,NSND,256K       (confidential treatment requested)   300 MANLEY ST
866/133 GX110 M,4MB VID/NIC,NSND,256K       (confidential treatment requested)   300 MANLEY ST
866/133 GX110 M,4MB VID/NIC,NSND,256K       (confidential treatment requested)   300 MANLEY ST
866/133 GX110 M,4MB VID/NIC,NSND,256K       (confidential treatment requested)   300 MANLEY ST
866PIII/133 FSB,GX110S,NO SND,256K          (confidential treatment requested)   600 KELLWOOD PKWY
LAT,CSX500XT,13.3,PIII,TFT,US               (confidential treatment requested)   13077 E TEMPLE AVE
LATL400,700MHZ,PIII,12.1,XGA,MDM,NIC,ENG    (confidential treatment requested)   300 MANLEY ST
LATL400,700MHZ,PIII,12.1,XGA,MDM,NIC,ENG    (confidential treatment requested)   300 MANLEY ST
LATL400,700MHZ,PIII,12.1,XGA,MDM,NIC,ENG    (confidential treatment requested)   300 MANLEY ST
LOGITECH MIDNIGHT GRAY WHEEL MOUSE S48A     (confidential treatment requested)   300 MANLEY ST
LOGITECH MIDNIGHT GRAY WHEEL MOUSE S48A     (confidential treatment requested)   300 MANLEY ST
LOGITECH MIDNIGHT GRAY WHEEL MOUSE S48A     (confidential treatment requested)   300 MANLEY ST
MIDNIGHT GREY KEYBOARD                      (confidential treatment requested)   300 MANLEY ST
MIDNIGHT GREY KEYBOARD                      (confidential treatment requested)   300 MANLEY ST
MIDNIGHT GREY KEYBOARD                      (confidential treatment requested)   300 MANLEY ST
G70MB FOR DELL BUNDLE BLACK                 (confidential treatment requested)   300 MANLEY ST
G70MB FOR DELL BUNDLE BLACK                 (confidential treatment requested)   300 MANLEY ST
G70MB FOR DELL BUNDLE BLACK                 (confidential treatment requested)   300 MANLEY ST
LATL400,700MHZ,PIII,12.1,XGA,MDM,NIC,ENG    (confidential treatment requested)   300 MANLEY ST
LATL400,700MHZ,PIII,12.1,XGA,MDM,NIC,ENG    (confidential treatment requested)   300 MANLEY ST
LOGITECH MIDNIGHT GRAY WHEEL MOUSE S48A     (confidential treatment requested)   300 MANLEY ST
LOGITECH MIDNIGHT GRAY WHEEL MOUSE S48A     (confidential treatment requested)   300 MANLEY ST
MIDNIGHT GREY KEYBOARD                      (confidential treatment requested)   300 MANLEY ST
MIDNIGHT GREY KEYBOARD                      (confidential treatment requested)   300 MANLEY ST
G70MB FOR DELL BUNDLE BLACK                 (confidential treatment requested)   300 MANLEY ST
G70MB FOR DELL BUNDLE BLACK                 (confidential treatment requested)   300 MANLEY ST
866PIII/133 FSB,GX110S,NO SND,256K          (confidential treatment requested)   8881-91 NW 102ND ST
866PIII/133 FSB,GX110S,NO SND,256K          (confidential treatment requested)   8881-91 NW 102ND ST
866PIII/133 FSB,GX110S,NO SND,256K          (confidential treatment requested)   8881-91 NW 102ND ST
LAT,CSX500XT,13.3,PIII,TFT,US               (confidential treatment requested)   1401 OLD HWY 51 NORTH
LAT,CSX500XT,13.3,PIII,TFT,US               (confidential treatment requested)   1401 OLD HWY 51 NORTH
CPORT2,APR W/MON STAND,LAT C-SERIES,CUST    (confidential treatment requested)   13077 E TEMPLE AVE

Schedule L: List of Managed Assets

                Item                                    Serial #                     Location
                ----                                    --------                     --------
CPORT2,APR W/MON STAND,LAT C-SERIES,CUST   (confidential treatment requested)   13077 E TEMPLE AVE
CPORT2,APR W/MON STAND,LAT C-SERIES,CUST   (confidential treatment requested)   13077 E TEMPLE AVE
CPORT2,APR W/MON STAND,LAT C-SERIES,CUST   (confidential treatment requested)   13077 E TEMPLE AVE
CPORT2,APR W/MON STAND,LAT C-SERIES,CUST   (confidential treatment requested)   13077 E TEMPLE AVE
CPORT2,APR W/MON STAND,LAT C-SERIES,CUST   (confidential treatment requested)   13077 E TEMPLE AVE
CPORT2,APR W/MON STAND,LAT C-SERIES,CUST   (confidential treatment requested)   13077 E TEMPLE AVE
CPORT2,APR W/MON STAND,LAT C-SERIES,CUST   (confidential treatment requested)   13077 E TEMPLE AVE
CPORT2,APR W/MON STAND,LAT C-SERIES,CUST   (confidential treatment requested)   13077 E TEMPLE AVE
CPORT2,APR W/MON STAND,LAT C-SERIES,CUST   (confidential treatment requested)   13077 E TEMPLE AVE
CPORT2,APR W/MON STAND,LAT C-SERIES,CUST   (confidential treatment requested)   13077 E TEMPLE AVE
LEATHER CASE,UNIV,LAT CP-SERIES/C600,CUS   (confidential treatment requested)   13077 E TEMPLE AVE
LEATHER CASE,UNIV,LAT CP-SERIES/C600,CUS   (confidential treatment requested)   13077 E TEMPLE AVE
LEATHER CASE,UNIV,LAT CP-SERIES/C600,CUS   (confidential treatment requested)   13077 E TEMPLE AVE
LEATHER CASE,UNIV,LAT CP-SERIES/C600,CUS   (confidential treatment requested)   13077 E TEMPLE AVE
LEATHER CASE,UNIV,LAT CP-SERIES/C600,CUS   (confidential treatment requested)   13077 E TEMPLE AVE
LEATHER CASE,UNIV,LAT CP-SERIES/C600,CUS   (confidential treatment requested)   13077 E TEMPLE AVE
LEATHER CASE,UNIV,LAT CP-SERIES/C600,CUS   (confidential treatment requested)   13077 E TEMPLE AVE
LEATHER CASE,UNIV,LAT CP-SERIES/C600,CUS   (confidential treatment requested)   13077 E TEMPLE AVE
LEATHER CASE,UNIV,LAT CP-SERIES/C600,CUS   (confidential treatment requested)   13077 E TEMPLE AVE
LEATHER CASE,UNIV,LAT CP-SERIES/C600,CUS   (confidential treatment requested)   13077 E TEMPLE AVE
LEATHER CASE,UNIV,LAT CP-SERIES/C600,CUS   (confidential treatment requested)   13077 E TEMPLE AVE
LOGITECH,PS2,MSE,WHITE,PWS,3 BTN,CUST      (confidential treatment requested)   13077 E TEMPLE AVE
LOGITECH,PS2,MSE,WHITE,PWS,3 BTN,CUST      (confidential treatment requested)   13077 E TEMPLE AVE
LOGITECH,PS2,MSE,WHITE,PWS,3 BTN,CUST      (confidential treatment requested)   13077 E TEMPLE AVE
LOGITECH,PS2,MSE,WHITE,PWS,3 BTN,CUST      (confidential treatment requested)   13077 E TEMPLE AVE
LOGITECH,PS2,MSE,WHITE,PWS,3 BTN,CUST      (confidential treatment requested)   13077 E TEMPLE AVE
LOGITECH,PS2,MSE,WHITE,PWS,3 BTN,CUST      (confidential treatment requested)   13077 E TEMPLE AVE
LOGITECH,PS2,MSE,WHITE,PWS,3 BTN,CUST      (confidential treatment requested)   13077 E TEMPLE AVE
LOGITECH,PS2,MSE,WHITE,PWS,3 BTN,CUST      (confidential treatment requested)   13077 E TEMPLE AVE
LOGITECH,PS2,MSE,WHITE,PWS,3 BTN,CUST      (confidential treatment requested)   13077 E TEMPLE AVE
LOGITECH,PS2,MSE,WHITE,PWS,3 BTN,CUST      (confidential treatment requested)   13077 E TEMPLE AVE
LOGITECH,PS2,MSE,WHITE,PWS,3 BTN,CUST      (confidential treatment requested)   13077 E TEMPLE AVE
QUIETKEY SPACESAVER,KYBD,US,OPTI,CUST      (confidential treatment requested)   13077 E TEMPLE AVE
QUIETKEY SPACESAVER,KYBD,US,OPTI,CUST      (confidential treatment requested)   13077 E TEMPLE AVE
QUIETKEY SPACESAVER,KYBD,US,OPTI,CUST      (confidential treatment requested)   13077 E TEMPLE AVE
QUIETKEY SPACESAVER,KYBD,US,OPTI,CUST      (confidential treatment requested)   13077 E TEMPLE AVE
QUIETKEY SPACESAVER,KYBD,US,OPTI,CUST      (confidential treatment requested)   13077 E TEMPLE AVE
QUIETKEY SPACESAVER,KYBD,US,OPTI,CUST      (confidential treatment requested)   13077 E TEMPLE AVE
QUIETKEY SPACESAVER,KYBD,US,OPTI,CUST      (confidential treatment requested)   13077 E TEMPLE AVE
QUIETKEY SPACESAVER,KYBD,US,OPTI,CUST      (confidential treatment requested)   13077 E TEMPLE AVE
QUIETKEY SPACESAVER,KYBD,US,OPTI,CUST      (confidential treatment requested)   13077 E TEMPLE AVE
QUIETKEY SPACESAVER,KYBD,US,OPTI,CUST      (confidential treatment requested)   13077 E TEMPLE AVE
QUIETKEY SPACESAVER,KYBD,US,OPTI,CUST      (confidential treatment requested)   13077 E TEMPLE AVE
MOUSE PAD,OPTI,CUST                        (confidential treatment requested)   13077 E TEMPLE AVE
MOUSE PAD,OPTI,CUST                        (confidential treatment requested)   13077 E TEMPLE AVE
MOUSE PAD,OPTI,CUST                        (confidential treatment requested)   13077 E TEMPLE AVE
MOUSE PAD,OPTI,CUST                        (confidential treatment requested)   13077 E TEMPLE AVE
MOUSE PAD,OPTI,CUST                        (confidential treatment requested)   13077 E TEMPLE AVE
MOUSE PAD,OPTI,CUST                        (confidential treatment requested)   13077 E TEMPLE AVE
MOUSE PAD,OPTI,CUST                        (confidential treatment requested)   13077 E TEMPLE AVE
MOUSE PAD,OPTI,CUST                        (confidential treatment requested)   13077 E TEMPLE AVE
MOUSE PAD,OPTI,CUST                        (confidential treatment requested)   13077 E TEMPLE AVE
MOUSE PAD,OPTI,CUST                        (confidential treatment requested)   13077 E TEMPLE AVE
MOUSE PAD,OPTI,CUST                        (confidential treatment requested)   13077 E TEMPLE AVE
LAT,CSX500XT,13.3,PIII,TFT,US              (confidential treatment requested)   13077 TEMPLE
LATL400,700MHZ,PIII,12.1,XGA,MDM,NIC,ENG   (confidential treatment requested)   600 KELLWOOD PKWY
LOGITECH MIDNIGHT GRAY WHEEL MOUSE S48A    (confidential treatment requested)   600 KELLWOOD PKWY
MIDNIGHT GREY KEYBOARD                     (confidential treatment requested)   600 KELLWOOD PKWY
G70MB FOR DELL BUNDLE BLACK                (confidential treatment requested)   600 KELLWOOD PKWY
LAT,CSX500XT,13.3,PIII,TFT,US              (confidential treatment requested)   600 KELLWOOD PKWY
LAT,CSX500XT,13.3,PIII,TFT,US              (confidential treatment requested)   600 KELLWOOD PKWY
LAT,CSX500XT,13.3,PIII,TFT,US              (confidential treatment requested)   600 KELLWOOD PKWY
866PIII/133 FSB,GX110S,NO SND,256K         (confidential treatment requested)   600 KELLWOOD PKWY
LAT,CSX500XT,13.3,PIII,TFT,US              (confidential treatment requested)   13077 E TEMPLE AVE
933 PIII/133 FSB,GX110S,NO SND,256K        (confidential treatment requested)   120 W 45TH ST 27 FL
933 PIII/133 FSB,GX110S,NO SND,256K        (confidential treatment requested)   120 W 45TH ST 27 FL
866PIII/133 FSB,GX110S,NO SND,256K         (confidential treatment requested)   208 NORTH TRENTON ST
866PIII/133 FSB,GX110S,NO SND,256K         (confidential treatment requested)   208 NORTH TRENTON ST
LAT,CSX500XT,13.3,PIII,TFT,US              (confidential treatment requested)   728 WERTZ RD
866PIII/133 FSB,GX110S,NO SND,256K         (confidential treatment requested)   600 KELLWOOD PKWY
866PIII/133 FSB,GX110S,NO SND,256K         (confidential treatment requested)   600 KELLWOOD PKWY
LATL400,700MHZ,PIII,12.1,XGA,MDM,NIC,ENG   (confidential treatment requested)   600 KELLWOOD PKWY
1.30GHZ,P4,T,WS330,400MHZ BUS              (confidential treatment requested)   1407 BROADWAY
1.30GHZ,P4,T,WS330,400MHZ BUS              (confidential treatment requested)   200 WEST 140TH ST
933 PIII/133 FSB,GX110S,NO SND,256K        (confidential treatment requested)   1224 FERN RIDGE PARKWAY

Schedule L: List of Managed Assets

                 Item                                    Serial #                       Location
                 ----                                    --------                       --------
LATL400,700MHZ,PIII,12.1,XGA,MDM,NIC,ENG    (confidential treatment requested)   1224 FERN RIDGE PARKWAY
LATL400,700MHZ,PIII,12.1,XGA,MDM,NIC,ENG    (confidential treatment requested)   1224 FERN RIDGE PARKWAY
LOGITECH MIDNIGHT GRAY WHEEL MOUSE S48A     (confidential treatment requested)   1224 FERN RIDGE PARKWAY
LOGITECH MIDNIGHT GRAY WHEEL MOUSE S48A     (confidential treatment requested)   1224 FERN RIDGE PARKWAY
LATL400,700MHZ,PIII,12.1,XGA,MDM,NIC,ENG    (confidential treatment requested)   208 NORTH TRENTON ST
LOGITECH MIDNIGHT GRAY WHEEL MOUSE S48A     (confidential treatment requested)   208 NORTH TRENTON ST
LATL400,700MHZ,PIII,12.1,XGA,MDM,NIC,ENG    (confidential treatment requested)   600 KELLWOOD PKWY
MIDNIGHT GREY KEYBOARD                      (confidential treatment requested)   600 KELLWOOD PKWY
933 PIII/133 FSB,GX110S,NO SND,256K         (confidential treatment requested)   1400 BROADWAY
933 PIII/133 FSB,GX110S,NO SND,256K         (confidential treatment requested)   1400 BROADWAY
933 PIII/133 FSB,GX110S,NO SND,256K         (confidential treatment requested)   1400 BROADWAY
933 PIII/133 FSB,GX110S,NO SND,256K         (confidential treatment requested)   1400 BROADWAY
933 PIII/133 FSB,GX110S,NO SND,256K         (confidential treatment requested)   600 KELLWOOD PKWY
933 PIII/133 FSB,GX110S,SND,256K            (confidential treatment requested)   600 KELLWOOD PKWY
1.30GHZ,P4,T,WS330,400MHZ BUS               (confidential treatment requested)   1407 BROADWAY STE 711
STYLUS PRO 9000 1440X720 DPI 6 COLOR DX3    (confidential treatment requested)   1407 BROADWAY
FIERY X2 RIP ACCS FOR STYLUS PRO 7000 &     (confidential treatment requested)   1407 BROADWAY
LATL400,700MHZ,PIII,12.1,XGA,MDM,NIC,ENG    (confidential treatment requested)   208 NORTH TRENTON ST
G70MB FOR DELL BLK17 BUNDLE ONLY            (confidential treatment requested)   208 NORTH TRENTON ST
LATL400,700MHZ,PIII,12.1,XGA,MDM,NIC,ENG    (confidential treatment requested)   6235 LOOKOUT RD
G70MB FOR DELL BLK17 BUNDLE ONLY            (confidential treatment requested)   6235 LOOKOUT RD
933/133 PIII GX150 S,SND,256K CACHE         (confidential treatment requested)   6235 LOOKOUT RD
933/133 PIII GX150 S,SND,256K CACHE         (confidential treatment requested)   6235 LOOKOUT RD
933/133 PIII GX150 S,SND,256K CACHE         (confidential treatment requested)   6235 LOOKOUT RD
933/133 PIII GX150 S,SND,256K CACHE         (confidential treatment requested)   6235 LOOKOUT RD
933/133 PIII GX150 S,SND,256K CACHE         (confidential treatment requested)   6235 LOOKOUT RD
933/133 PIII GX150 S,SND,256K CACHE         (confidential treatment requested)   6235 LOOKOUT RD
933/133 PIII GX150 S,SND,256K CACHE         (confidential treatment requested)   6235 LOOKOUT RD
933/133 PIII GX150 S,SND,256K CACHE         (confidential treatment requested)   6235 LOOKOUT RD
933/133 PIII GX150 S,SND,256K CACHE         (confidential treatment requested)   6235 LOOKOUT RD
933/133 PIII GX150 S,SND,256K CACHE         (confidential treatment requested)   6235 LOOKOUT RD
933/133 PIII GX150 S,SND,256K CACHE         (confidential treatment requested)   6235 LOOKOUT RD
933/133 PIII GX150 S,SND,256K CACHE         (confidential treatment requested)   6235 LOOKOUT RD
933/133 PIII GX150 S,SND,256K CACHE         (confidential treatment requested)   6235 LOOKOUT RD
933/133 PIII GX150 S,SND,256K CACHE         (confidential treatment requested)   6235 LOOKOUT RD
933/133 PIII GX150 S,SND,256K CACHE         (confidential treatment requested)   6235 LOOKOUT RD
933/133 PIII GX150 S,SND,256K CACHE         (confidential treatment requested)   6235 LOOKOUT RD
933/133 PIII GX150 S,SND,256K CACHE         (confidential treatment requested)   6235 LOOKOUT RD
933/133 PIII GX150 S,SND,256K CACHE         (confidential treatment requested)   208 NORTH TRENTON ST
933/133 PIII GX150 S,SND,256K CACHE         (confidential treatment requested)   208 NORTH TRENTON ST
LATL400,700MHZ,PIII,12.1,XGA,MDM,NIC,ENG    (confidential treatment requested)   13077 E TEMPLE AVE
G70MB FOR DELL BLK17 BUNDLE ONLY            (confidential treatment requested)   13077 E TEMPLE AVE
LATL400,700MHZ,PIII,12.1,XGA,MDM,NIC,ENG    (confidential treatment requested)   1401 OLD HWY 51 NORTH
LATL400,700MHZ,PIII,12.1,XGA,MDM,NIC,ENG    (confidential treatment requested)   1401 OLD HWY 51 NORTH
LATL400,700MHZ,PIII,12.1,XGA,MDM,NIC,ENG    (confidential treatment requested)   1401 OLD HWY 51 NORTH
LATL400,700MHZ,PIII,12.1,XGA,MDM,NIC,ENG    (confidential treatment requested)   1401 OLD HWY 51 NORTH
LATL400,700MHZ,PIII,12.1,XGA,MDM,NIC,ENG    (confidential treatment requested)   1401 OLD HWY 51 NORTH
LATL400,700MHZ,PIII,12.1,XGA,MDM,NIC,ENG    (confidential treatment requested)   1401 OLD HWY 51 NORTH
LOGITECH MIDNIGHT GRAY WHEEL MOUSE S48A     (confidential treatment requested)   1401 OLD HWY 51 NORTH
LOGITECH MIDNIGHT GRAY WHEEL MOUSE S48A     (confidential treatment requested)   1401 OLD HWY 51 NORTH
LOGITECH MIDNIGHT GRAY WHEEL MOUSE S48A     (confidential treatment requested)   1401 OLD HWY 51 NORTH
LOGITECH MIDNIGHT GRAY WHEEL MOUSE S48A     (confidential treatment requested)   1401 OLD HWY 51 NORTH
LOGITECH MIDNIGHT GRAY WHEEL MOUSE S48A     (confidential treatment requested)   1401 OLD HWY 51 NORTH
LOGITECH MIDNIGHT GRAY WHEEL MOUSE S48A     (confidential treatment requested)   1401 OLD HWY 51 NORTH
MIDNIGHT GREY KEYBOARD                      (confidential treatment requested)   1401 OLD HWY 51 NORTH
MIDNIGHT GREY KEYBOARD                      (confidential treatment requested)   1401 OLD HWY 51 NORTH
MIDNIGHT GREY KEYBOARD                      (confidential treatment requested)   1401 OLD HWY 51 NORTH
MIDNIGHT GREY KEYBOARD                      (confidential treatment requested)   1401 OLD HWY 51 NORTH
MIDNIGHT GREY KEYBOARD                      (confidential treatment requested)   1401 OLD HWY 51 NORTH
MIDNIGHT GREY KEYBOARD                      (confidential treatment requested)   1401 OLD HWY 51 NORTH
G70MBDP 17IN COLMON BLK-SPK DELL ONLY       (confidential treatment requested)   1401 OLD HWY 51 NORTH
G70MBDP 17IN COLMON BLK-SPK DELL ONLY       (confidential treatment requested)   1401 OLD HWY 51 NORTH
G70MBDP 17IN COLMON BLK-SPK DELL ONLY       (confidential treatment requested)   1401 OLD HWY 51 NORTH
G70MBDP 17IN COLMON BLK-SPK DELL ONLY       (confidential treatment requested)   1401 OLD HWY 51 NORTH
G70MBDP 17IN COLMON BLK-SPK DELL ONLY       (confidential treatment requested)   1401 OLD HWY 51 NORTH
G70MBDP 17IN COLMON BLK-SPK DELL ONLY       (confidential treatment requested)   1401 OLD HWY 51 NORTH
DELLWARE SYSTEM TRACKING SKU                (confidential treatment requested)   1401 OLD HWY 51 NORTH
DELLWARE SYSTEM TRACKING SKU                (confidential treatment requested)   1401 OLD HWY 51 NORTH
DELLWARE SYSTEM TRACKING SKU                (confidential treatment requested)   1401 OLD HWY 51 NORTH
DELLWARE SYSTEM TRACKING SKU                (confidential treatment requested)   1401 OLD HWY 51 NORTH
DELLWARE SYSTEM TRACKING SKU                (confidential treatment requested)   1401 OLD HWY 51 NORTH
DELLWARE SYSTEM TRACKING SKU                (confidential treatment requested)   1401 OLD HWY 51 NORTH
933/133 PIII GX150 S,SND,256K CACHE         (confidential treatment requested)   208 NORTH TRENTON ST
933/133 PIII GX150 S,SND,256K CACHE         (confidential treatment requested)   208 NORTH TRENTON ST
933/133 PIII GX150 S,SND,256K CACHE         (confidential treatment requested)   208 NORTH TRENTON ST

Schedule L: List of Managed Assets


              Item                                              Serial #                        Location
              ----                                              --------                        --------
933/133 PIII GX150 S,SND,256K CACHE               (confidential treatment requested)      208 NORTH TRENTON ST
933/133 PIII GX150 S,SND,256K CACHE               (confidential treatment requested)      208 NORTH TRENTON ST
933/133 PIII GX150 S,SND,256K CACHE               (confidential treatment requested)      208 NORTH TRENTON ST
933/133 PIII GX150 S,SND,256K CACHE               (confidential treatment requested)      208 NORTH TRENTON ST
933/133 PIII GX150 S,SND,256K CACHE               (confidential treatment requested)      208 NORTH TRENTON ST
LATL400,700MHZ,PIII,12.1,XGA,MDM,NIC,ENG          (confidential treatment requested)      1224 FERN RIDGE PARKWAY
LATL400,700MHZ,PIII,12.1,XGA,MDM,NIC,ENG          (confidential treatment requested)      1224 FERN RIDGE PARKWAY
LATL400,700MHZ,PIII,12.1,XGA,MDM,NIC,ENG          (confidential treatment requested)      1224 FERN RIDGE PARKWAY
LATL400,700MHZ,PIII,12.1,XGA,MDM,NIC,ENG          (confidential treatment requested)      1224 FERN RIDGE PARKWAY
LOGITECH MIDNIGHT GRAY WHEEL MOUSE S48A           (confidential treatment requested)      1224 FERN RIDGE PARKWAY
LOGITECH MIDNIGHT GRAY WHEEL MOUSE S48A           (confidential treatment requested)      1224 FERN RIDGE PARKWAY
LOGITECH MIDNIGHT GRAY WHEEL MOUSE S48A           (confidential treatment requested)      1224 FERN RIDGE PARKWAY
LOGITECH MIDNIGHT GRAY WHEEL MOUSE S48A           (confidential treatment requested)      1224 FERN RIDGE PARKWAY
MIDNIGHT GREY KEYBOARD                            (confidential treatment requested)      1224 FERN RIDGE PARKWAY
MIDNIGHT GREY KEYBOARD                            (confidential treatment requested)      1224 FERN RIDGE PARKWAY
MIDNIGHT GREY KEYBOARD                            (confidential treatment requested)      1224 FERN RIDGE PARKWAY
MIDNIGHT GREY KEYBOARD                            (confidential treatment requested)      1224 FERN RIDGE PARKWAY
G70MBDP 17IN COLMON BLK-SPK DELL ONLY             (confidential treatment requested)      1224 FERN RIDGE PARKWAY
G70MBDP 17IN COLMON BLK-SPK DELL ONLY             (confidential treatment requested)      1224 FERN RIDGE PARKWAY
G70MBDP 17IN COLMON BLK-SPK DELL ONLY             (confidential treatment requested)      1224 FERN RIDGE PARKWAY
G70MBDP 17IN COLMON BLK-SPK DELL ONLY             (confidential treatment requested)      1224 FERN RIDGE PARKWAY
DELLWARE SYSTEM TRACKING SKU                      (confidential treatment requested)      1224 FERN RIDGE PARKWAY
DELLWARE SYSTEM TRACKING SKU                      (confidential treatment requested)      1224 FERN RIDGE PARKWAY
DELLWARE SYSTEM TRACKING SKU                      (confidential treatment requested)      1224 FERN RIDGE PARKWAY
DELLWARE SYSTEM TRACKING SKU                      (confidential treatment requested)      1224 FERN RIDGE PARKWAY
LATL400,700MHZ,PIII,12.1,XGA,MDM,NIC,ENG          (confidential treatment requested)      1224 FERN RIDGE PARKWAY
933/133 PIII GX150 S,SND,256K CACHE               (confidential treatment requested)      13077 E TEMPLE AVE
933/133 PIII GX150 S,SND,256K CACHE               (confidential treatment requested)      600 KELLWOOD PKWY
933/133 PIII GX150 S,SND,256K CACHE               (confidential treatment requested)      600 KELLWOOD PKWY
933/133 PIII GX150 S,SND,256K CACHE               (confidential treatment requested)      600 KELLWOOD PKWY
933/133 PIII GX150 S,SND,256K CACHE               (confidential treatment requested)      600 KELLWOOD PKWY
933/133 PIII GX150 S,SND,256K CACHE               (confidential treatment requested)      600 KELLWOOD PKWY
933/133 PIII GX150 S,SND,256K CACHE               (confidential treatment requested)      600 KELLWOOD PKWY
933/133 PIII GX150 S,SND,256K CACHE               (confidential treatment requested)      600 KELLWOOD PKWY
933/133 PIII GX150 S,SND,256K CACHE               (confidential treatment requested)      600 KELLWOOD PKWY
933/133 PIII GX150 S,SND,256K CACHE               (confidential treatment requested)      600 KELLWOOD PKWY
933/133 PIII GX150 S,SND,256K CACHE               (confidential treatment requested)      600 KELLWOOD PKWY
LATL400,700MHZ,PIII,12.1,XGA,MDM,NIC,ENG          (confidential treatment requested)      600 KELLWOOD PKWY
LATL400,700MHZ,PIII,12.1,XGA,MDM,NIC,ENG          (confidential treatment requested)      600 KELLWOOD PKWY
LATL400,700MHZ,PIII,12.1,XGA,MDM,NIC,ENG          (confidential treatment requested)      600 KELLWOOD PKWY
LATL400,700MHZ,PIII,12.1,XGA,MDM,NIC,ENG          (confidential treatment requested)      600 KELLWOOD PKWY
LATL400,700MHZ,PIII,12.1,XGA,MDM,NIC,ENG          (confidential treatment requested)      600 KELLWOOD PKWY
LATL400,700MHZ,PIII,12.1,XGA,MDM,NIC,ENG          (confidential treatment requested)      600 KELLWOOD PKWY
LATL400,700MHZ,PIII,12.1,XGA,MDM,NIC,ENG          (confidential treatment requested)      600 KELLWOOD PKWY
LATL400,700MHZ,PIII,12.1,XGA,MDM,NIC,ENG          (confidential treatment requested)      600 KELLWOOD PKWY
LATL400,700MHZ,PIII,12.1,XGA,MDM,NIC,ENG          (confidential treatment requested)      600 KELLWOOD PKWY
LATL400,700MHZ,PIII,12.1,XGA,MDM,NIC,ENG          (confidential treatment requested)      600 KELLWOOD PKWY
LATL400,700MHZ,PIII,12.1,XGA,MDM,NIC,ENG          (confidential treatment requested)      600 KELLWOOD PKWY
LATL400,700MHZ,PIII,12.1,XGA,MDM,NIC,ENG          (confidential treatment requested)      600 KELLWOOD PKWY
LATL400,700MHZ,PIII,12.1,XGA,MDM,NIC,ENG          (confidential treatment requested)      600 KELLWOOD PKWY
LATL400,700MHZ,PIII,12.1,XGA,MDM,NIC,ENG          (confidential treatment requested)      600 KELLWOOD PKWY
LATL400,700MHZ,PIII,12.1,XGA,MDM,NIC,ENG          (confidential treatment requested)      120 WEST 45TH ST
LOGITECH MIDNIGHT GRAY WHEEL MOUSE S48A           (confidential treatment requested)      120 WEST 45TH ST
MIDNIGHT GREY KEYBOARD                            (confidential treatment requested)      120 WEST 45TH ST
G70MB FOR DELL BLK17 BUNDLE ONLY                  (confidential treatment requested)      120 WEST 45TH ST
933/133 PIII GX150 S,SND,256K CACHE               (confidential treatment requested)      600 KELLWOOD PKWY
933/133 PIII GX150 S,SND,256K CACHE               (confidential treatment requested)      600 KELLWOOD PKWY
LATL400,700MHZ,PIII,12.1,XGA,MDM,NIC,ENG          (confidential treatment requested)      600 KELLWOOD PKWY
LATL400,700MHZ,PIII,12.1,XGA,MDM,NIC,ENG          (confidential treatment requested)      600 KELLWOOD PKWY
LATL400,700MHZ,PIII,12.1,XGA,MDM,NIC,ENG          (confidential treatment requested)      1224 FERN RIDGE PARKWAY
LOGITECH MIDNIGHT GRAY WHEEL MOUSE S48A           (confidential treatment requested)      1224 FERN RIDGE PARKWAY
MIDNIGHT GREY KEYBOARD                            (confidential treatment requested)      1224 FERN RIDGE PARKWAY
G70MB FOR DELL BLK17 BUNDLE ONLY                  (confidential treatment requested)      1224 FERN RIDGE PARKWAY
LATL400,700MHZ,PIII,12.1,XGA,MDM,NIC,ENG          (confidential treatment requested)      120 W 45TH ST 27 FL
LOGITECH MIDNIGHT GRAY WHEEL MOUSE S48A           (confidential treatment requested)      120 W 45TH ST 27 FL
MIDNIGHT GREY KEYBOARD                            (confidential treatment requested)      120 W 45TH ST 27 FL
LATL400,700MHZ,PIII,12.1,XGA,MDM,NIC,ENG          (confidential treatment requested)      208 NORTH TRENTON ST
LATL400,700MHZ,PIII,12.1,XGA,MDM,NIC,ENG          (confidential treatment requested)      208 NORTH TRENTON ST
LATL400,700MHZ,PIII,12.1,XGA,MDM,NIC,ENG          (confidential treatment requested)      1224 FERN RIDGE PARKWAY
LOGITECH MIDNIGHT GRAY WHEEL MOUSE S48A           (confidential treatment requested)      600 KELLWOOD PKWY
LOGITECH MIDNIGHT GRAY WHEEL MOUSE S48A           (confidential treatment requested)      600 KELLWOOD PKWY
LOGITECH MIDNIGHT GRAY WHEEL MOUSE S48A           (confidential treatment requested)      600 KELLWOOD PKWY
LOGITECH MIDNIGHT GRAY WHEEL MOUSE S48A           (confidential treatment requested)      600 KELLWOOD PKWY
LOGITECH MIDNIGHT GRAY WHEEL MOUSE S48A           (confidential treatment requested)      600 KELLWOOD PKWY
LOGITECH MIDNIGHT GRAY WHEEL MOUSE S48A           (confidential treatment requested)      600 KELLWOOD PKWY

Schedule L: List of Managed Assets

                 Item                                                   Serial #                   Location
                 ----                                                   --------                   --------
LOGITECH MIDNIGHT GRAY WHEEL MOUSE S48A                    (confidential treatment requested)  600 KELLWOOD PKWY
LOGITECH MIDNIGHT GRAY WHEEL MOUSE S48A                    (confidential treatment requested)  600 KELLWOOD PKWY
LOGITECH MIDNIGHT GRAY WHEEL MOUSE S48A                    (confidential treatment requested)  600 KELLWOOD PKWY
LOGITECH MIDNIGHT GRAY WHEEL MOUSE S48A                    (confidential treatment requested)  600 KELLWOOD PKWY
LOGITECH MIDNIGHT GRAY WHEEL MOUSE S48A                    (confidential treatment requested)  600 KELLWOOD PKWY
LOGITECH MIDNIGHT GRAY WHEEL MOUSE S48A                    (confidential treatment requested)  600 KELLWOOD PKWY
MIDNIGHT GREY KEYBOARD                                     (confidential treatment requested)  600 KELLWOOD PKWY
MIDNIGHT GREY KEYBOARD                                     (confidential treatment requested)  600 KELLWOOD PKWY
MIDNIGHT GREY KEYBOARD                                     (confidential treatment requested)  600 KELLWOOD PKWY
MIDNIGHT GREY KEYBOARD                                     (confidential treatment requested)  600 KELLWOOD PKWY
MIDNIGHT GREY KEYBOARD                                     (confidential treatment requested)  600 KELLWOOD PKWY
MIDNIGHT GREY KEYBOARD                                     (confidential treatment requested)  600 KELLWOOD PKWY
MIDNIGHT GREY KEYBOARD                                     (confidential treatment requested)  600 KELLWOOD PKWY
MIDNIGHT GREY KEYBOARD                                     (confidential treatment requested)  600 KELLWOOD PKWY
MIDNIGHT GREY KEYBOARD                                     (confidential treatment requested)  600 KELLWOOD PKWY
MIDNIGHT GREY KEYBOARD                                     (confidential treatment requested)  600 KELLWOOD PKWY
MIDNIGHT GREY KEYBOARD                                     (confidential treatment requested)  600 KELLWOOD PKWY
MIDNIGHT GREY KEYBOARD                                     (confidential treatment requested)  600 KELLWOOD PKWY
G70MBDP 17IN COLMON BLK-SPK DELL ONLY                      (confidential treatment requested)  600 KELLWOOD PKWY
G70MBDP 17IN COLMON BLK-SPK DELL ONLY                      (confidential treatment requested)  600 KELLWOOD PKWY
G70MBDP 17IN COLMON BLK-SPK DELL ONLY                      (confidential treatment requested)  600 KELLWOOD PKWY
G70MBDP 17IN COLMON BLK-SPK DELL ONLY                      (confidential treatment requested)  600 KELLWOOD PKWY
G70MBDP 17IN COLMON BLK-SPK DELL ONLY                      (confidential treatment requested)  600 KELLWOOD PKWY
G70MBDP 17IN COLMON BLK-SPK DELL ONLY                      (confidential treatment requested)  600 KELLWOOD PKWY
G70MBDP 17IN COLMON BLK-SPK DELL ONLY                      (confidential treatment requested)  600 KELLWOOD PKWY
G70MBDP 17IN COLMON BLK-SPK DELL ONLY                      (confidential treatment requested)  600 KELLWOOD PKWY
G70MBDP 17IN COLMON BLK-SPK DELL ONLY                      (confidential treatment requested)  600 KELLWOOD PKWY
G70MBDP 17IN COLMON BLK-SPK DELL ONLY                      (confidential treatment requested)  600 KELLWOOD PKWY
G70MBDP 17IN COLMON BLK-SPK DELL ONLY                      (confidential treatment requested)  600 KELLWOOD PKWY
G70MBDP 17IN COLMON BLK-SPK DELL ONLY                      (confidential treatment requested)  600 KELLWOOD PKWY
DELLWARE SYSTEM TRACKING SKU                               (confidential treatment requested)  600 KELLWOOD PKWY
DELLWARE SYSTEM TRACKING SKU                               (confidential treatment requested)  600 KELLWOOD PKWY
DELLWARE SYSTEM TRACKING SKU                               (confidential treatment requested)  600 KELLWOOD PKWY
DELLWARE SYSTEM TRACKING SKU                               (confidential treatment requested)  600 KELLWOOD PKWY
DELLWARE SYSTEM TRACKING SKU                               (confidential treatment requested)  600 KELLWOOD PKWY
DELLWARE SYSTEM TRACKING SKU                               (confidential treatment requested)  600 KELLWOOD PKWY
DELLWARE SYSTEM TRACKING SKU                               (confidential treatment requested)  600 KELLWOOD PKWY
DELLWARE SYSTEM TRACKING SKU                               (confidential treatment requested)  600 KELLWOOD PKWY
DELLWARE SYSTEM TRACKING SKU                               (confidential treatment requested)  600 KELLWOOD PKWY
DELLWARE SYSTEM TRACKING SKU                               (confidential treatment requested)  600 KELLWOOD PKWY
DELLWARE SYSTEM TRACKING SKU                               (confidential treatment requested)  600 KELLWOOD PKWY
DELLWARE SYSTEM TRACKING SKU                               (confidential treatment requested)  600 KELLWOOD PKWY
LOGITECH MIDNIGHT GRAY WHEEL MOUSE S48A                    (confidential treatment requested)  600 KELLWOOD PKWY
LOGITECH MIDNIGHT GRAY WHEEL MOUSE S48A                    (confidential treatment requested)  600 KELLWOOD PKWY
MIDNIGHT GREY KEYBOARD                                     (confidential treatment requested)  600 KELLWOOD PKWY
MIDNIGHT GREY KEYBOARD                                     (confidential treatment requested)  600 KELLWOOD PKWY
G70MBDP 17IN COLMON BLK-SPK DELL ONLY                      (confidential treatment requested)  600 KELLWOOD PKWY
G70MBDP 17IN COLMON BLK-SPK DELL ONLY                      (confidential treatment requested)  600 KELLWOOD PKWY
DELLWARE SYSTEM TRACKING SKU                               (confidential treatment requested)  600 KELLWOOD PKWY
DELLWARE SYSTEM TRACKING SKU                               (confidential treatment requested)  600 KELLWOOD PKWY
LOGITECH MIDNIGHT GRAY WHEEL MOUSE S48A                    (confidential treatment requested)  600 KELLWOOD PKWY
LOGITECH MIDNIGHT GRAY WHEEL MOUSE S48A                    (confidential treatment requested)  600 KELLWOOD PKWY
MIDNIGHT GREY KEYBOARD                                     (confidential treatment requested)  600 KELLWOOD PKWY
MIDNIGHT GREY KEYBOARD                                     (confidential treatment requested)  600 KELLWOOD PKWY
G70MBDP 17IN COLMON BLK-SPK DELL ONLY                      (confidential treatment requested)  600 KELLWOOD PKWY
G70MBDP 17IN COLMON BLK-SPK DELL ONLY                      (confidential treatment requested)  600 KELLWOOD PKWY
DELLWARE SYSTEM TRACKING SKU                               (confidential treatment requested)  600 KELLWOOD PKWY
DELLWARE SYSTEM TRACKING SKU                               (confidential treatment requested)  600 KELLWOOD PKWY
LOGITECH MIDNIGHT GRAY WHEEL MOUSE S48A                    (confidential treatment requested)  208 NORTH TRENTON ST
MIDNIGHT GREY KEYBOARD                                     (confidential treatment requested)  208 NORTH TRENTON ST
G70MBDP 17IN COLMON BLK-SPK DELL ONLY                      (confidential treatment requested)  208 NORTH TRENTON ST
DELLWARE SYSTEM TRACKING SKU                               (confidential treatment requested)  208 NORTH TRENTON ST
LOGITECH MIDNIGHT GRAY WHEEL MOUSE S48A                    (confidential treatment requested)  208 NORTH TRENTON ST
MIDNIGHT GREY KEYBOARD                                     (confidential treatment requested)  208 NORTH TRENTON ST
G70MBDP 17IN COLMON BLK-SPK DELL ONLY                      (confidential treatment requested)  208 NORTH TRENTON ST
DELLWARE SYSTEM TRACKING SKU                               (confidential treatment requested)  208 NORTH TRENTON ST
LOGITECH MIDNIGHT GRAY WHEEL MOUSE S48A                    (confidential treatment requested)  1224 FERN RIDGE PARKWAY
MIDNIGHT GREY KEYBOARD                                     (confidential treatment requested)  1224 FERN RIDGE PARKWAY
G70MBDP 17IN COLMON BLK-SPK DELL ONLY                      (confidential treatment requested)  1224 FERN RIDGE PARKWAY
DELLWARE SYSTEM TRACKING SKU                               (confidential treatment requested)  1224 FERN RIDGE PARKWAY
933/133 PIII GX150 S,SND,256K CACHE                        (confidential treatment requested)  208 NORTH TRENTON ST
LATL400,700MHZ,PIII,12.1,XGA,MDM,NIC,ENG                   (confidential treatment requested)  208 NORTH TRENTON ST
LOGITECH MIDNIGHT GRAY WHEEL MOUSE S48A                    (confidential treatment requested)  208 NORTH TRENTON ST
MIDNIGHT GREY KEYBOARD                                     (confidential treatment requested)  208 NORTH TRENTON ST
G70MBDP 17IN COLMON BLK-SPK DELL ONLY                      (confidential treatment requested)  208 NORTH TRENTON ST

Schedule L: List of Managed Assets

           Item                                             Serial #                        Location
           ----                                             --------                        --------
DELLWARE SYSTEM TRACKING SKU                    (confidential treatment requested)    208 NORTH TRENTON ST
933/133 PIII GX150 S,SND,256K CACHE             (confidential treatment requested)    1412 BROADWAY RM 1508
933/133 PIII GX150 S,SND,256K CACHE             (confidential treatment requested)    600 KELLWOOD PKWY
933/133 PIII GX150 S,SND,256K CACHE             (confidential treatment requested)    600 KELLWOOD PKWY
LATL400,700MHZ,PIII,12.1,XGA,MDM,NIC,ENG        (confidential treatment requested)    13077 E TEMPLE AVE
LATL400,700MHZ,PIII,12.1,XGA,MDM,NIC,ENG        (confidential treatment requested)    13077 E TEMPLE AVE
LOGITECH MIDNIGHT GRAY WHEEL MOUSE S48A         (confidential treatment requested)    13077 E TEMPLE AVE
LOGITECH MIDNIGHT GRAY WHEEL MOUSE S48A         (confidential treatment requested)    13077 E TEMPLE AVE
MIDNIGHT GREY KEYBOARD                          (confidential treatment requested)    13077 E TEMPLE AVE
MIDNIGHT GREY KEYBOARD                          (confidential treatment requested)    13077 E TEMPLE AVE
G70MBDP 17IN COLMON BLK-SPK DELL ONLY           (confidential treatment requested)    13077 E TEMPLE AVE
G70MBDP 17IN COLMON BLK-SPK DELL ONLY           (confidential treatment requested)    13077 E TEMPLE AVE
DELLWARE SYSTEM TRACKING SKU                    (confidential treatment requested)    13077 E TEMPLE AVE
DELLWARE SYSTEM TRACKING SKU                    (confidential treatment requested)    13077 E TEMPLE AVE
LATL400,700MHZ,PIII,12.1,XGA,MDM,NIC,ENG        (confidential treatment requested)    208 NORTH TRENTON ST
LOGITECH MIDNIGHT GRAY WHEEL MOUSE S48A         (confidential treatment requested)    208 NORTH TRENTON ST
MIDNIGHT GREY KEYBOARD                          (confidential treatment requested)    208 NORTH TRENTON ST
G70MBDP 17IN COLMON BLK-SPK DELL ONLY           (confidential treatment requested)    208 NORTH TRENTON ST
DELLWARE SYSTEM TRACKING SKU                    (confidential treatment requested)    208 NORTH TRENTON ST
933/133 PIII GX150 S,SND,256K CACHE             (confidential treatment requested)    1412 BROADWAY 15TH FL
933/133 PIII GX150 S,SND,256K CACHE             (confidential treatment requested)    310 TRUMAN RD
933/133 PIII GX150 S,SND,256K CACHE             (confidential treatment requested)    310 TRUMAN RD
933/133 PIII GX150 S,SND,256K CACHE             (confidential treatment requested)    600 KELLWOOD PKWY
933/133 PIII GX150 S,SND,256K CACHE             (confidential treatment requested)    600 KELLWOOD PKWY
LATL400,700MHZ,PIII,12.1,XGA,MDM,NIC,ENG        (confidential treatment requested)    208 NORTH TRENTON ST
LATL400,700MHZ,PIII,12.1,XGA,MDM,NIC,ENG        (confidential treatment requested)    208 NORTH TRENTON ST
LATL400,700MHZ,PIII,12.1,XGA,MDM,NIC,ENG        (confidential treatment requested)    208 NORTH TRENTON ST
LATL400,700MHZ,PIII,12.1,XGA,MDM,NIC,ENG        (confidential treatment requested)    208 NORTH TRENTON ST
LATL400,700MHZ,PIII,12.1,XGA,MDM,NIC,ENG        (confidential treatment requested)    208 NORTH TRENTON ST
LOGITECH MIDNIGHT GRAY WHEEL MOUSE S48A         (confidential treatment requested)    208 NORTH TRENTON ST
LOGITECH MIDNIGHT GRAY WHEEL MOUSE S48A         (confidential treatment requested)    208 NORTH TRENTON ST
LOGITECH MIDNIGHT GRAY WHEEL MOUSE S48A         (confidential treatment requested)    208 NORTH TRENTON ST
LOGITECH MIDNIGHT GRAY WHEEL MOUSE S48A         (confidential treatment requested)    208 NORTH TRENTON ST
LOGITECH MIDNIGHT GRAY WHEEL MOUSE S48A         (confidential treatment requested)    208 NORTH TRENTON ST
MIDNIGHT GREY KEYBOARD                          (confidential treatment requested)    208 NORTH TRENTON ST
MIDNIGHT GREY KEYBOARD                          (confidential treatment requested)    208 NORTH TRENTON ST
MIDNIGHT GREY KEYBOARD                          (confidential treatment requested)    208 NORTH TRENTON ST
MIDNIGHT GREY KEYBOARD                          (confidential treatment requested)    208 NORTH TRENTON ST
MIDNIGHT GREY KEYBOARD                          (confidential treatment requested)    208 NORTH TRENTON ST
G70MBDP 17IN COLMON BLK-SPK DELL ONLY           (confidential treatment requested)    208 NORTH TRENTON ST
G70MBDP 17IN COLMON BLK-SPK DELL ONLY           (confidential treatment requested)    208 NORTH TRENTON ST
G70MBDP 17IN COLMON BLK-SPK DELL ONLY           (confidential treatment requested)    208 NORTH TRENTON ST
G70MBDP 17IN COLMON BLK-SPK DELL ONLY           (confidential treatment requested)    208 NORTH TRENTON ST
G70MBDP 17IN COLMON BLK-SPK DELL ONLY           (confidential treatment requested)    208 NORTH TRENTON ST
DELLWARE SYSTEM TRACKING SKU                    (confidential treatment requested)    208 NORTH TRENTON ST
DELLWARE SYSTEM TRACKING SKU                    (confidential treatment requested)    208 NORTH TRENTON ST
DELLWARE SYSTEM TRACKING SKU                    (confidential treatment requested)    208 NORTH TRENTON ST
DELLWARE SYSTEM TRACKING SKU                    (confidential treatment requested)    208 NORTH TRENTON ST
DELLWARE SYSTEM TRACKING SKU                    (confidential treatment requested)    208 NORTH TRENTON ST
933/133 PIII GX150 S,SND,256K CACHE             (confidential treatment requested)    463 7TH AVE
LATL400,700MHZ,PIII,12.1,XGA,MDM,NIC,ENG        (confidential treatment requested)    208 NORTH TRENTON ST
LATL400,700MHZ,PIII,12.1,XGA,MDM,NIC,ENG        (confidential treatment requested)    208 NORTH TRENTON ST
LOGITECH MIDNIGHT GRAY WHEEL MOUSE S48A         (confidential treatment requested)    208 NORTH TRENTON ST
LOGITECH MIDNIGHT GRAY WHEEL MOUSE S48A         (confidential treatment requested)    208 NORTH TRENTON ST
MIDNIGHT GREY KEYBOARD                          (confidential treatment requested)    208 NORTH TRENTON ST
MIDNIGHT GREY KEYBOARD                          (confidential treatment requested)    208 NORTH TRENTON ST
G70MBDP 17IN COLMON BLK-SPK DELL ONLY           (confidential treatment requested)    208 NORTH TRENTON ST
G70MBDP 17IN COLMON BLK-SPK DELL ONLY           (confidential treatment requested)    208 NORTH TRENTON ST
DELLWARE SYSTEM TRACKING SKU                    (confidential treatment requested)    208 NORTH TRENTON ST
DELLWARE SYSTEM TRACKING SKU                    (confidential treatment requested)    208 NORTH TRENTON ST
ZEBRA 140XI III LABEL PRIN                      (confidential treatment requested)    1420 ROSS STREET
ZEBRA 140XI III LABEL PRIN                      (confidential treatment requested)    1420 ROSS STREET
ZEBRA 140XI III LABEL PRIN                      (confidential treatment requested)    1420 ROSS STREET
ZEBRA 140XI III LABEL PRIN                      (confidential treatment requested)    1401 OLD HIGHWAY 51 NORTH
ZEBRA 140XI III LABEL PRIN                      (confidential treatment requested)    1401 OLD HIGHWAY 51 NORTH
ZEBRA 140XI III LABEL PRIN                      (confidential treatment requested)    1401 OLD HIGHWAY 51 NORTH
ZEBRA 140XI III LABEL PRIN                      (confidential treatment requested)    1401 OLD HIGHWAY 51 NORTH
ZEBRA 140XI III LABEL PRIN                      (confidential treatment requested)    1401 OLD HIGHWAY 51 NORTH
ZEBRANET PRINT SERVER II                        (confidential treatment requested)    1401 OLD HIGHWAY 51 NORTH
ZEBRANET PRINT SERVER II                        (confidential treatment requested)    1401 OLD HIGHWAY 51 NORTH
ZEBRANET PRINT SERVER II                        (confidential treatment requested)    1401 OLD HIGHWAY 51 NORTH
ZEBRANET PRINT SERVER II                        (confidential treatment requested)    1401 OLD HIGHWAY 51 NORTH
ZEBRANET PRINT SERVER II                        (confidential treatment requested)    1401 OLD HIGHWAY 51 NORTH
ZEBRANET PRINT SERVER II                        (confidential treatment requested)    600 KELLWOOD PARKWAY
ZEBRANET PRINT SERVER II                        (confidential treatment requested)    600 KELLWOOD PARKWAY

Schedule L: List of Managed Assets

           Item                              Serial #                        Location
           ----                              --------                        --------
ZEBRANET PRINT SERVER II       (confidential treatment requested)       600 KELLWOOD PARKWAY
Printer                        (confidential treatment requested)       KWR
Printer                        (confidential treatment requested)       KWR
Printer                        (confidential treatment requested)       KWR
Printer                        (confidential treatment requested)       KWR
Printer                        (confidential treatment requested)       KIA
Printer                        (confidential treatment requested)       SPW
FAX                            (confidential treatment requested)       SPW
FAX                            (confidential treatment requested)       SPW
FAX                            (confidential treatment requested)       SPW
Modem                          (confidential treatment requested)       SPW
AS/400                         (confidential treatment requested)       FRT
Monitor                        (confidential treatment requested)       KDD
Printer                        (confidential treatment requested)       KDD
FAX                            (confidential treatment requested)       SPW
Printer                        (confidential treatment requested)       KIA
Printer                        (confidential treatment requested)       ARP
FAX                            (confidential treatment requested)       DDDG
FAX                            (confidential treatment requested)       GD/IVY
Printer                        (confidential treatment requested)       HAL
Printer                        (confidential treatment requested)       KIA
Printer                        (confidential treatment requested)       KIA
Server/components              (confidential treatment requested)       SPW
Server/components              (confidential treatment requested)       SPW
Server/components              (confidential treatment requested)       SPW
Printer                        (confidential treatment requested)       SPW
Printer                        (confidential treatment requested)       SPW
Printer                        (confidential treatment requested)       SPW
Printer                        (confidential treatment requested)       SPW
FAX                            (confidential treatment requested)       DDDG
Printer                        (confidential treatment requested)       HAL
Printer                        (confidential treatment requested)       Koret
Printer                        (confidential treatment requested)       KWR
Printer                        (confidential treatment requested)       KWR
Printer                        (confidential treatment requested)       KWR
Printer                        (confidential treatment requested)       KWR
Printer                        (confidential treatment requested)       KWR
FAX                            (confidential treatment requested)       SPW
Printer                        (confidential treatment requested)       KIA
Printer                        (confidential treatment requested)       KIA
Printer                        (confidential treatment requested)       KIA
Printer                        (confidential treatment requested)       KIA
FAX                            (confidential treatment requested)       SPW
Printer                        (confidential treatment requested)       SPW
Printer                        (confidential treatment requested)       ENC
Printer                        (confidential treatment requested)       ENC
Printer                        (confidential treatment requested)       KDD
Printer                        (confidential treatment requested)       KNE
Printer                        (confidential treatment requested)       KWR
Printer                        (confidential treatment requested)       KWR
Printer                        (confidential treatment requested)       ARP
Printer                        (confidential treatment requested)       ARP
Printer                        (confidential treatment requested)       ARP
Printer                        (confidential treatment requested)       ARP
Printer                        (confidential treatment requested)       ARP
Printer                        (confidential treatment requested)       ARP
Printer                        (confidential treatment requested)       ARP
Printer                        (confidential treatment requested)       SPW
Printer                        (confidential treatment requested)       HAL
Printer                        (confidential treatment requested)       HAL
Access Points                  (confidential treatment requested)       Koret
Access Points                  (confidential treatment requested)       Koret
Access Points                  (confidential treatment requested)       Koret
Access Points                  (confidential treatment requested)       Koret
Access Points                  (confidential treatment requested)       Koret
Access Points                  (confidential treatment requested)       Koret
Access Points                  (confidential treatment requested)       Koret
Access Points                  (confidential treatment requested)       Koret
Access Points                  (confidential treatment requested)       Koret
Access Points                  (confidential treatment requested)       Koret
Hand scanner                   (confidential treatment requested)       Koret
Hand scanner                   (confidential treatment requested)       Koret
Hand scanner                   (confidential treatment requested)       Koret
Hand scanner                   (confidential treatment requested)       Koret
Hand scanner                   (confidential treatment requested)       Koret

Schedule L: List of Managed Assets


                Item                 Serial #                          Location
                ----                 --------                          --------
Hand scanner          (confidential treatment requested)       Koret
Hand scanner          (confidential treatment requested)       Koret
Hand scanner          (confidential treatment requested)       Koret
Hand scanner          (confidential treatment requested)       Koret
Hand scanner          (confidential treatment requested)       Koret
Hand scanner          (confidential treatment requested)       Koret
Hand scanner          (confidential treatment requested)       Koret
Hand scanner          (confidential treatment requested)       Koret
Hand scanner          (confidential treatment requested)       Koret
Hand scanner          (confidential treatment requested)       Koret
Hand scanner          (confidential treatment requested)       Koret
Hand scanner          (confidential treatment requested)       Koret
Hand scanner          (confidential treatment requested)       Koret
Hand scanner          (confidential treatment requested)       Koret
Hand scanner          (confidential treatment requested)       Koret
Hand scanner          (confidential treatment requested)       Koret
Hand scanner          (confidential treatment requested)       Koret
Hand scanner          (confidential treatment requested)       Koret
Hand scanner          (confidential treatment requested)       Koret
Hand scanner          (confidential treatment requested)       Koret
Hand scanner          (confidential treatment requested)       Koret
FAX                   (confidential treatment requested)       SPW
Printer               (confidential treatment requested)       SPW
Printer               (confidential treatment requested)       SPW
Printer               (confidential treatment requested)       SPW
Printer               (confidential treatment requested)       SPW
Printer               (confidential treatment requested)       SPW
Printer               (confidential treatment requested)       SPW
Printer               (confidential treatment requested)       SPW
Printer               (confidential treatment requested)       HAL
Printer               (confidential treatment requested)       HAL
Printer               (confidential treatment requested)       HAL
Printer               (confidential treatment requested)       HAL
Printer               (confidential treatment requested)       HAL
Printer               (confidential treatment requested)       HAL
Printer               (confidential treatment requested)       KNE
Printer               (confidential treatment requested)       SPW
Controller            (confidential treatment requested)       DDDG
Controller            (confidential treatment requested)       ENC
Controller            (confidential treatment requested)       ENC
Printer               (confidential treatment requested)       HAL
Controller            (confidential treatment requested)       KDD
Printer               (confidential treatment requested)       KWR
Printer               (confidential treatment requested)       KWR
Controller            (confidential treatment requested)       SPW
Controller            (confidential treatment requested)       SPW
Controller            (confidential treatment requested)       SPW
Controller            (confidential treatment requested)       SPW
Controller            (confidential treatment requested)       KIA
Controller            (confidential treatment requested)       KIA
Controller            (confidential treatment requested)       KIA
Controller            (confidential treatment requested)       KIA
Controller            (confidential treatment requested)       KIA
Controller            (confidential treatment requested)       SPW
Controller            (confidential treatment requested)       SPW
Controller            (confidential treatment requested)       SPW
Controller            (confidential treatment requested)       SPW
Controller            (confidential treatment requested)       SPW
Printer               (confidential treatment requested)       HAL
Printer               (confidential treatment requested)       HAL
Printer               (confidential treatment requested)       HAL
AS/400                (confidential treatment requested)       KNE
Server                (confidential treatment requested)       KWD
Printer               (confidential treatment requested)       ARP
Printer               (confidential treatment requested)       SPW
Toshiba Laptops       (confidential treatment requested)       SPW
Printer               (confidential treatment requested)       DDDG
Printer               (confidential treatment requested)       DDDG
Printer               (confidential treatment requested)       HAL
Printer               (confidential treatment requested)       HAL
Printer               (confidential treatment requested)       KDD
Printer               (confidential treatment requested)       KWR
Printer               (confidential treatment requested)       KIA
Printer               (confidential treatment requested)       SPW
FAX                   (confidential treatment requested)       SPW

Schedule L: List of Managed Assets

                  Item              Serial #                           Location
                  ----             --------                            --------
Printer                   (confidential treatment requested)   SPW
Printer                   (confidential treatment requested)   DDDG
Printer                   (confidential treatment requested)   ENC
Printer                   (confidential treatment requested)   ENC
Printer                   (confidential treatment requested)   ENC
Printer                   (confidential treatment requested)   KWR
Printer                   (confidential treatment requested)   KWR
Printer                   (confidential treatment requested)   KIA
Printer                   (confidential treatment requested)   KIA
Printer                   (confidential treatment requested)   KIA
Toshiba Laptops           (confidential treatment requested)   SPW
Printer                   (confidential treatment requested)   SPW
Server                    (confidential treatment requested)   SPW
Toshiba Laptops           (confidential treatment requested)   SPW
Printer                   (confidential treatment requested)   KDD
Printer                   (confidential treatment requested)   KDD
Printer                   (confidential treatment requested)   KWD
Printer                   (confidential treatment requested)   KIA
Printer                   (confidential treatment requested)   SPW
Printer                   (confidential treatment requested)   KDD
AS/400                    (confidential treatment requested)   KWR
FAX                       (confidential treatment requested)   SPW
Server                    (confidential treatment requested)   SPW
AS/400                    (confidential treatment requested)   DDDG
AS/400 feature            (confidential treatment requested)   DDDG
CRT/base                  (confidential treatment requested)   DDDG
CRT/base                  (confidential treatment requested)   DDDG
CRT/base                  (confidential treatment requested)   DDDG
CRT/base                  (confidential treatment requested)   DDDG
CRT/base                  (confidential treatment requested)   DDDG
CRT/base                  (confidential treatment requested)   DDDG
CRT/base                  (confidential treatment requested)   DDDG
CRT/base                  (confidential treatment requested)   DDDG
CRT/base                  (confidential treatment requested)   DDDG
Desktop                   (confidential treatment requested)   DDDG
Desktop                   (confidential treatment requested)   DDDG
Desktop                   (confidential treatment requested)   DDDG
Desktop                   (confidential treatment requested)   DDDG
Desktop                   (confidential treatment requested)   DDDG
Desktop                   (confidential treatment requested)   DDDG
Desktop                   (confidential treatment requested)   DDDG
Desktop                   (confidential treatment requested)   DDDG
Desktop                   (confidential treatment requested)   DDDG
Desktop                   (confidential treatment requested)   DDDG
Desktop                   (confidential treatment requested)   DDDG
Desktop                   (confidential treatment requested)   DDDG
Desktop                   (confidential treatment requested)   DDDG
Desktop                   (confidential treatment requested)   DDDG
Desktop                   (confidential treatment requested)   DDDG
Desktop                   (confidential treatment requested)   DDDG
Desktop                   (confidential treatment requested)   DDDG
Desktop                   (confidential treatment requested)   DDDG
Desktop                   (confidential treatment requested)   DDDG
Desktop                   (confidential treatment requested)   DDDG
Desktop                   (confidential treatment requested)   DDDG
Desktop                   (confidential treatment requested)   DDDG
Desktop/CD                (confidential treatment requested)   DDDG
Desktop/CD                (confidential treatment requested)   DDDG
Desktop/CD                (confidential treatment requested)   DDDG
Desktop/CD                (confidential treatment requested)   DDDG
Disk Subsystem            (confidential treatment requested)   DDDG
Disk Subsystem            (confidential treatment requested)   DDDG
Dummy Terminals           (confidential treatment requested)   DDDG
Dummy Terminals           (confidential treatment requested)   DDDG
Dummy Terminals           (confidential treatment requested)   DDDG
Dummy Terminals           (confidential treatment requested)   DDDG
Dummy Terminals           (confidential treatment requested)   DDDG
Dummy Terminals           (confidential treatment requested)   DDDG
Dummy Terminals           (confidential treatment requested)   DDDG
Dummy Terminals           (confidential treatment requested)   DDDG
Dummy Terminals           (confidential treatment requested)   DDDG
Dummy Terminals           (confidential treatment requested)   DDDG
Dummy Terminals           (confidential treatment requested)   DDDG
Dummy Terminals           (confidential treatment requested)   DDDG
Dummy Terminals           (confidential treatment requested)   DDDG

Schedule L: List of Managed Assets


              Item                  Serial #                            Location
              ----                  --------                            --------
Dummy Terminals          (confidential treatment requested)   DDDG
Dummy Terminals          (confidential treatment requested)   DDDG
Dummy Terminals          (confidential treatment requested)   DDDG
Dummy Terminals          (confidential treatment requested)   DDDG
Dummy Terminals          (confidential treatment requested)   DDDG
Dummy Terminals          (confidential treatment requested)   DDDG
Dummy Terminals          (confidential treatment requested)   DDDG
Dummy Terminals          (confidential treatment requested)   DDDG
FAX                      (confidential treatment requested)   DDDG
FAX                      (confidential treatment requested)   DDDG
FAX                      (confidential treatment requested)   DDDG
FAX                      (confidential treatment requested)   DDDG
FAX                      (confidential treatment requested)   DDDG
FAX                      (confidential treatment requested)   DDDG
FAX                      (confidential treatment requested)   DDDG
FAX                      (confidential treatment requested)   DDDG
FAX                      (confidential treatment requested)   DDDG
FAX                      (confidential treatment requested)   DDDG
FAX                      (confidential treatment requested)   DDDG
Laptop                   (confidential treatment requested)   DDDG
Laptop                   (confidential treatment requested)   DDDG
Laptop                   (confidential treatment requested)   DDDG
Laptop                   (confidential treatment requested)   DDDG
Laptop                   (confidential treatment requested)   DDDG
Monitor                  (confidential treatment requested)   DDDG
Monitor                  (confidential treatment requested)   DDDG
Monitor                  (confidential treatment requested)   DDDG
Monitor                  (confidential treatment requested)   DDDG
Monitor                  (confidential treatment requested)   DDDG
Monitor                  (confidential treatment requested)   DDDG
Monitor                  (confidential treatment requested)   DDDG
Monitor                  (confidential treatment requested)   DDDG
Monitor                  (confidential treatment requested)   DDDG
Monitor                  (confidential treatment requested)   DDDG
Monitor                  (confidential treatment requested)   DDDG
Monitor                  (confidential treatment requested)   DDDG
Newbridge 3624           (confidential treatment requested)   DDDG
Printer                  (confidential treatment requested)   DDDG
Printer                  (confidential treatment requested)   DDDG
Printer                  (confidential treatment requested)   DDDG
Printer                  (confidential treatment requested)   DDDG
Printer                  (confidential treatment requested)   DDDG
Printer                  (confidential treatment requested)   DDDG
Printer                  (confidential treatment requested)   DDDG
Printer                  (confidential treatment requested)   DDDG
Printer                  (confidential treatment requested)   DDDG
Printer                  (confidential treatment requested)   DDDG
Printer                  (confidential treatment requested)   DDDG
Printer                  (confidential treatment requested)   DDDG
Printer                  (confidential treatment requested)   DDDG
Printer                  (confidential treatment requested)   DDDG
Tape Drive               (confidential treatment requested)   DDDG
TokenRing                (confidential treatment requested)   DDDG
TokenRing                (confidential treatment requested)   DDDG
TokenRing                (confidential treatment requested)   DDDG
CRT/base                 (confidential treatment requested)   ENC
CRT/base                 (confidential treatment requested)   ENC
CRT/base                 (confidential treatment requested)   ENC
CRT/base                 (confidential treatment requested)   ENC
CRT/base                 (confidential treatment requested)   ENC
CRT/base                 (confidential treatment requested)   ENC
CRT/base                 (confidential treatment requested)   ENC
CRT/base                 (confidential treatment requested)   ENC
CRT/base                 (confidential treatment requested)   ENC
CRT/base                 (confidential treatment requested)   ENC
CRT/base                 (confidential treatment requested)   ENC
CRT/base                 (confidential treatment requested)   ENC
CRT/base                 (confidential treatment requested)   ENC
Desktop                  (confidential treatment requested)   ENC
Desktop                  (confidential treatment requested)   ENC
Desktop                  (confidential treatment requested)   ENC
Dummy Terminals          (confidential treatment requested)   ENC
Dummy Terminals          (confidential treatment requested)   ENC
Dummy Terminals          (confidential treatment requested)   ENC
Dummy Terminals          (confidential treatment requested)   ENC

Schedule L: List of Managed Assets

           Item                         Serial #                        Location
           ----                         --------                        --------
Laptop                     (confidential treatment requested)     ENC
Laptop                     (confidential treatment requested)     ENC
Monitor                    (confidential treatment requested)     ENC
Monitor                    (confidential treatment requested)     ENC
Monitor                    (confidential treatment requested)     ENC
Monitor                    (confidential treatment requested)     ENC
Monitor                    (confidential treatment requested)     ENC
Monitor                    (confidential treatment requested)     ENC
Monitor                    (confidential treatment requested)     ENC
Monitor                    (confidential treatment requested)     ENC
Printer                    (confidential treatment requested)     ENC
Printer                    (confidential treatment requested)     ENC
Printer                    (confidential treatment requested)     ENC
Printer                    (confidential treatment requested)     ENC
Printer                    (confidential treatment requested)     ENC
Printer                    (confidential treatment requested)     ENC
Printer                    (confidential treatment requested)     ENC
Printer                    (confidential treatment requested)     ENC
Desktop                    (confidential treatment requested)     GD/IVY
Desktop                    (confidential treatment requested)     GD/IVY
Desktop                    (confidential treatment requested)     GD/IVY
Desktop                    (confidential treatment requested)     GD/IVY
Desktop                    (confidential treatment requested)     GD/IVY
FAX                        (confidential treatment requested)     GD/IVY
Laptop                     (confidential treatment requested)     GD/IVY
Printer                    (confidential treatment requested)     GD/IVY
Server                     (confidential treatment requested)     GD/IVY
Server                     (confidential treatment requested)     GD/IVY
Controller                 (confidential treatment requested)     HAL
Desktop                    (confidential treatment requested)     HAL
Desktop                    (confidential treatment requested)     HAL
Desktop                    (confidential treatment requested)     HAL
Laptop                     (confidential treatment requested)     HAL
Laptop                     (confidential treatment requested)     HAL
Laptop                     (confidential treatment requested)     HAL
Printer                    (confidential treatment requested)     HAL
Printer                    (confidential treatment requested)     HAL
CRT/base                   (confidential treatment requested)     KDD
CRT/base                   (confidential treatment requested)     KDD
CRT/base                   (confidential treatment requested)     KDD
CRT/base                   (confidential treatment requested)     KDD
Desktop                    (confidential treatment requested)     KDD
Monitor                    (confidential treatment requested)     KDD
Monitor                    (confidential treatment requested)     KDD
Monitor                    (confidential treatment requested)     KDD
Printer                    (confidential treatment requested)     KDD
Printer                    (confidential treatment requested)     KDD
Printer                    (confidential treatment requested)     KDD
Printer                    (confidential treatment requested)     KDD
CRT/base                   (confidential treatment requested)     KNE
CRT/base                   (confidential treatment requested)     KNE
CRT/base                   (confidential treatment requested)     KNE
CRT/base                   (confidential treatment requested)     KNE
CRT/base                   (confidential treatment requested)     KNE
CRT/base                   (confidential treatment requested)     KNE
FAX                        (confidential treatment requested)     KNE
FAX                        (confidential treatment requested)     KNE
Laptop                     (confidential treatment requested)     KNE
Monitor                    (confidential treatment requested)     KNE
Monitor                    (confidential treatment requested)     KNE
Monitor                    (confidential treatment requested)     KNE
Monitor                    (confidential treatment requested)     KNE
Monitor                    (confidential treatment requested)     KNE
Monitor                    (confidential treatment requested)     KNE
Monitor                    (confidential treatment requested)     KNE
Monitor                    (confidential treatment requested)     KNE
Monitor                    (confidential treatment requested)     KNE
Monitor                    (confidential treatment requested)     KNE
Printer                    (confidential treatment requested)     KNE
Printer                    (confidential treatment requested)     KNE
CCI Twinax                 (confidential treatment requested)     KWD
Desktop                    (confidential treatment requested)     KWD
Laptop                     (confidential treatment requested)     KWD
Laptop                     (confidential treatment requested)     KWD
Laptop                     (confidential treatment requested)     KWD

Schedule L: List of Managed Assets

           Item                         Serial #                     Location
           ----                         --------                     --------
Modem                      (confidential treatment requested)   KWD
Modem                      (confidential treatment requested)   KWD
Modem                      (confidential treatment requested)   KWD
Modem                      (confidential treatment requested)   KWD
Modem                      (confidential treatment requested)   KWD
Modem                      (confidential treatment requested)   KWD
Modem                      (confidential treatment requested)   KWD
Modem                      (confidential treatment requested)   KWD
Modem                      (confidential treatment requested)   KWD
Modem                      (confidential treatment requested)   KWD
Modem                      (confidential treatment requested)   KWD
Modem                      (confidential treatment requested)   KWD
Printer                    (confidential treatment requested)   KWD
Printer                    (confidential treatment requested)   KWD
Printer                    (confidential treatment requested)   KWD
Printer                    (confidential treatment requested)   KWD
CRT/base                   (confidential treatment requested)   KWR
FAX                        (confidential treatment requested)   KWR
Printer                    (confidential treatment requested)   KWR
Printer                    (confidential treatment requested)   KWR
Printer                    (confidential treatment requested)   KWR
Controller                 (confidential treatment requested)   SPW
CRT/base                   (confidential treatment requested)   SPW
Desktop                    (confidential treatment requested)   SPW
Desktop                    (confidential treatment requested)   SPW
Desktop                    (confidential treatment requested)   SPW
Desktop                    (confidential treatment requested)   SPW
Desktop                    (confidential treatment requested)   SPW
Desktop                    (confidential treatment requested)   SPW
Desktop                    (confidential treatment requested)   SPW
Desktop                    (confidential treatment requested)   SPW
Desktop                    (confidential treatment requested)   SPW
Desktop                    (confidential treatment requested)   SPW
Desktop                    (confidential treatment requested)   SPW
Desktop                    (confidential treatment requested)   SPW
Desktop                    (confidential treatment requested)   SPW
Desktop                    (confidential treatment requested)   SPW
Desktop                    (confidential treatment requested)   SPW
Desktop                    (confidential treatment requested)   SPW
Desktop                    (confidential treatment requested)   SPW
Desktop                    (confidential treatment requested)   SPW
Desktop                    (confidential treatment requested)   SPW
Desktop                    (confidential treatment requested)   SPW
Desktop                    (confidential treatment requested)   SPW
Desktop                    (confidential treatment requested)   SPW
Desktop                    (confidential treatment requested)   SPW
Desktop                    (confidential treatment requested)   SPW
FAX                        (confidential treatment requested)   SPW
FAX                        (confidential treatment requested)   SPW
Laptop                     (confidential treatment requested)   SPW
Laptop                     (confidential treatment requested)   SPW
Laptop                     (confidential treatment requested)   SPW
Laptop                     (confidential treatment requested)   SPW
Printer                    (confidential treatment requested)   KIA
Printer                    (confidential treatment requested)   KIA
Printer                    (confidential treatment requested)   KIA
Printer                    (confidential treatment requested)   KIA
Printer                    (confidential treatment requested)   KIA
Printer                    (confidential treatment requested)   KIA
Desktop                    (confidential treatment requested)   KIA
Printer                    (confidential treatment requested)   KIA
Printer                    (confidential treatment requested)   KIA
Printer                    (confidential treatment requested)   KIA
Printer                    (confidential treatment requested)   SPW
Printer                    (confidential treatment requested)   SPW
Printer                    (confidential treatment requested)   SPW
Printer                    (confidential treatment requested)   SPW
Printer                    (confidential treatment requested)   SPW
Printer                    (confidential treatment requested)   SPW
Printer                    (confidential treatment requested)   SPW
Printer                    (confidential treatment requested)   SPW
Printer                    (confidential treatment requested)   SPW
Modem                      (confidential treatment requested)   SPW
Printer                    (confidential treatment requested)   SPW
Printer                    (confidential treatment requested)   SPW

Schedule L: List of Managed Assets



           Item                   Serial #                          Location
           ----                   --------                          --------
Printer                   (confidential treatment requested)   SPW
MRX Rack                  (confidential treatment requested)   SPW
Printer                   (confidential treatment requested)   SPW
Printer                   (confidential treatment requested)   SPW
Printer                   (confidential treatment requested)   SPW
Printer                   (confidential treatment requested)   SPW
Printer                   (confidential treatment requested)   SPW
Controller                (confidential treatment requested)   SPW
Monitor                   (confidential treatment requested)   SPW
Printer                   (confidential treatment requested)   SPW
Printer                   (confidential treatment requested)   SPW
Printer                   (confidential treatment requested)   SPW
Printer                   (confidential treatment requested)   SPW
Printer                   (confidential treatment requested)   SPW
Printer                   (confidential treatment requested)   SPW
Printer                   (confidential treatment requested)   SPW
Printer                   (confidential treatment requested)   SPW
Printer                   (confidential treatment requested)   SPW
Printer                   (confidential treatment requested)   SPW
CRT/base                  (confidential treatment requested)   VB
Printer                   (confidential treatment requested)   VB
Printer                   (confidential treatment requested)   VB
Printer                   (confidential treatment requested)   VB
Printer                   (confidential treatment requested)   VB
Printer                   (confidential treatment requested)   VB
Printer                   (confidential treatment requested)   VB
Printer                   (confidential treatment requested)   VB
Printer                   (confidential treatment requested)   VB
Komstar Processer         (confidential treatment requested)   KWD
Model 170 AS400           (confidential treatment requested)   St. Louis
Model 830 AS400           (confidential treatment requested)   St. Louis

Schedule M

Detail of Powers Leases
(as of May 2002)

BussUnit     Location     Component
-------------------------------------------
KWR          KWR          Printer
KWR          KWR          Printer
KWR          KWR          Printer
KWR          KWR          Printer
KIA          L2           Printer
SPW          S26          Printer
SPW          S09          FAX
SPW          CWB          FAX
SPW          S03          FAX
SPW          S07          Modem
FRT          FR1          AS/400
KDD          K1           Monitor
KDD          K1           Printer
SPW          S7A          FAX
KIA          L2           Printer
ARP          A4           Printer
DDDG         M7           FAX
GD/IVY       IB           FAX
HAL          H1           Printer
KIA          L10          Printer
KIA          L10          Printer
SPW          CNY          Server/components
SPW          CNY          Server/components
SPW          CNY          Server/components
SPW          CWB          Printer
SPW          CWB          Printer
SPW          CWB          Printer
SPW          S21          Printer
DDDG         M3           FAX
HAL          H1           Printer
Koret        KOR          Printer
KWR          KWR          Printer
KWR          KWR          Printer
KWR          KWR          Printer
KWR          KWR          Printer
KWR          KWR          Printer
SPW          S08          FAX
KIA          L10          Printer
KIA          L10          Printer
KIA          L2           Printer
KIA          L5           Printer
SPW          S03          FAX
SPW          S07          Printer
ENC          E1           Printer
ENC          E1           Printer
KDD          K1           Printer
KNE          GD1          Printer
KWR          KWR          Printer

Detail of Powers Leases
(as of May 2002)

BussUnit     Location     Component
-------------------------------------------------
KWR          KWR          Printer
ARP          A1           Printer
ARP          A1           Printer
ARP          A1           Printer
ARP          A1           Printer
ARP          A4B          Printer
ARP          A4B          Printer
ARP          A8           Printer
SPW          S09          Printer
HAL          H1           Printer
HAL          H1           Printer
Koret        CHI          Access Points
Koret        CHI          Access Points
Koret        CHI          Access Points
Koret        CHI          Access Points
Koret        CHI          Access Points
Koret        CHI          Access Points
Koret        CHI          Access Points
Koret        CHI          Access Points
Koret        CHI          Access Points
Koret        CHI          Access Points
Koret        CHI          Hand scanner
Koret        CHI          Hand scanner
Koret        CHI          Hand scanner
Koret        CHI          Hand scanner
Koret        CHI          Hand scanner
Koret        CHI          Hand scanner
Koret        CHI          Hand scanner
Koret        CHI          Hand scanner
Koret        CHI          Hand scanner
Koret        CHI          Hand scanner
Koret        CHI          Hand scanner
Koret        CHI          Hand scanner
Koret        CHI          Hand scanner
Koret        CHI          Hand scanner
Koret        CHI          Hand scanner
Koret        CHI          Hand scanner
Koret        CHI          Hand scanner
Koret        CHI          Hand scanner
Koret        CHI          Hand scanner
Koret        CHI          Hand scanner
Koret        CHI          Hand scanner
Koret        CHI          Hand scanner
Koret        CHI          Hand scanner
Koret        CHI          Hand scanner
Koret        CHI          Hand scanner
Koret        CHI          Hand scanner
SPW          S09          FAX

Detail of Powers Leases
(as of May 2002)

BussUnit     Location     Component
-------------------------------------------------
SPW          SAL          Printer
SPW          S07          Printer
SPW          S07          Printer
SPW          S26          Printer
SPW          S26          Printer
SPW          S26          Printer
SPW          S26          Printer
HAL          H1           Printer
HAL          H1           Printer
HAL          H1           Printer
HAL          H1           Printer
HAL          H1           Printer
HAL          H1           Printer
KNE          RS1          Printer
SPW          S01          Printer
DDDG         M5           Controller
ENC          E1           Controller
ENC          E2           Controller
HAL          H1           Printer
KDD          K1           Controller
KWR          KWR          Printer
KWR          KWR          Printer
SPW          S15          Controller
SPW          S16          Controller
SPW          S21          Controller
SPW          S26          Controller
KIA          L10          Controller
KIA          L2           Controller
KIA          L5           Controller
KIA          L7           Controller
KIA          L9           Controller
SPW          SAL          Controller
SPW          S03          Controller
SPW          S04          Controller
SPW          S05          Controller
SPW          S07          Controller
HAL          H1           Printer
HAL          H1           Printer
HAL          H1           Printer
KNE          RS1          AS/400
KWD          C02          Server
ARP          A1           Printer
SPW          S08          Printer
SPW          S07          Toshiba Laptops
DDDG         M5           Printer
DDDG         M7           Printer
HAL          H1           Printer
HAL          H1           Printer

Detail of Powers Leases
(as of May 2002)

BussUnit     Location     Component
-------------------------------------------------
KDD          K1           Printer
KWR          KWR          Printer
KIA          L7           Printer
SPW          S07          Printer
SPW          S07          FAX
SPW          S08          Printer
DDDG         M5           Printer
ENC          E1           Printer
ENC          E1           Printer
ENC          E2           Printer
KWR          KWR          Printer
KWR          KWR          Printer
KIA          L2           Printer
KIA          L2           Printer
KIA          L2           Printer
SPW          S07          Toshiba Laptops
SPW          S08          Printer
SPW          S26          Server
SPW          S07          Toshiba Laptops
KDD          K1           Printer
KDD          K1           Printer
KWD          C02          Printer
KIA          L7           Printer
SPW          S04          Printer
KDD          K1           Printer
KWR          KWR          AS/400
SPW          S07          FAX
SPW          S07          Server
DDDG         M3           AS/400
DDDG         M3           AS/400 feature
DDDG         M3           CRT/base
DDDG         M3           CRT/base
DDDG         M3           CRT/base
DDDG         M3           CRT/base
DDDG         M3           CRT/base
DDDG         M3           CRT/base
DDDG         M3           CRT/base
DDDG         M3           CRT/base
DDDG         M3           CRT/base
DDDG         M3A          Desktop
DDDG         M3A          Desktop
DDDG         M3A          Desktop
DDDG         M3A          Desktop
DDDG         M3A          Desktop
DDDG         M3A          Desktop
DDDG         M3A          Desktop
DDDG         M3A          Desktop
DDDG         M3A          Desktop

Detail of Powers Leases
(as of May 2002)

BussUnit     Location     Component
-------------------------------------------------
DDDG         M3A          Desktop
DDDG         M3A          Desktop
DDDG         M3A          Desktop
DDDG         M3A          Desktop
DDDG         M3A          Desktop
DDDG         M3A          Desktop
DDDG         M3A          Desktop
DDDG         M3A          Desktop
DDDG         M3A          Desktop
DDDG         M3A          Desktop
DDDG         M3A          Desktop
DDDG         M3A          Desktop
DDDG         M3A          Desktop
DDDG         M3A          Desktop/CD
DDDG         M3A          Desktop/CD
DDDG         M3A          Desktop/CD
DDDG         M3A          Desktop/CD
DDDG         M3           Disk Subsystem
DDDG         M3           Disk Subsystem
DDDG         M3           Dummy Terminals
DDDG         M3           Dummy Terminals
DDDG         M3           Dummy Terminals
DDDG         M3           Dummy Terminals
DDDG         M3           Dummy Terminals
DDDG         M3           Dummy Terminals
DDDG         M3           Dummy Terminals
DDDG         M3           Dummy Terminals
DDDG         M3           Dummy Terminals
DDDG         M3           Dummy Terminals
DDDG         M3           Dummy Terminals
DDDG         M3           Dummy Terminals
DDDG         M3           Dummy Terminals
DDDG         M3           Dummy Terminals
DDDG         M3           Dummy Terminals
DDDG         M3           Dummy Terminals
DDDG         M5           Dummy Terminals
DDDG         M5           Dummy Terminals
DDDG         M5           Dummy Terminals
DDDG         M5           Dummy Terminals
DDDG         M5           Dummy Terminals
DDDG         M3           FAX
DDDG         M3           FAX
DDDG         M3           FAX
DDDG         M3           FAX
DDDG         M3           FAX
DDDG         M3           FAX
DDDG         M5           FAX
DDDG         M5           FAX

Detail of Powers Leases
(as of May 2002)

BussUnit     Location     Component
-------------------------------------------------
DDDG         M5           FAX
DDDG         M7           FAX
DDDG         M7B          FAX
DDDG         M3A          Laptop
DDDG         M3A          Laptop
DDDG         M3A          Laptop
DDDG         M3A          Laptop
DDDG         M3A          Laptop
DDDG         M3A          Monitor
DDDG         M3A          Monitor
DDDG         M3A          Monitor
DDDG         M3A          Monitor
DDDG         M3A          Monitor
DDDG         M3           Monitor
DDDG         M3           Monitor
DDDG         M3           Monitor
DDDG         M3           Monitor
DDDG         M5           Monitor
DDDG         M5           Monitor
DDDG         M7           Monitor
DDDG         M3           Newbridge 3624
DDDG         M3           Printer
DDDG         M3           Printer
DDDG         M3           Printer
DDDG         M3           Printer
DDDG         M3           Printer
DDDG         M3           Printer
DDDG         M3           Printer
DDDG         M3           Printer
DDDG         M3           Printer
DDDG         M3           Printer
DDDG         M3           Printer
DDDG         M5           Printer
DDDG         M7           Printer
DDDG         M7           Printer
DDDG         M3           Tape Drive
DDDG         M3A          TokenRing
DDDG         M3A          TokenRing
DDDG         M3A          TokenRing
ENC          E1           CRT/base
ENC          E1           CRT/base
ENC          E1           CRT/base
ENC          E1           CRT/base
ENC          E1           CRT/base
ENC          E1           CRT/base
ENC          E1           CRT/base
ENC          E1           CRT/base
ENC          E1           CRT/base

Detail of Powers Leases
(as of May 2002)

BussUnit     Location     Component
-------------------------------------------------
ENC          E1           CRT/base
ENC          E1B          CRT/base
ENC          E2           CRT/base
ENC          E2           CRT/base
ENC          E1A          Desktop
ENC          E1A          Desktop
ENC          E1A          Desktop
ENC          E1           Dummy Terminals
ENC          E1           Dummy Terminals
ENC          E1           Dummy Terminals
ENC          E1           Dummy Terminals
ENC          E1A          Laptop
ENC          E1A          Laptop
ENC          E1           Monitor
ENC          E1           Monitor
ENC          E1           Monitor
ENC          E1           Monitor
ENC          E2           Monitor
ENC          E2           Monitor
ENC          E2           Monitor
ENC          E2           Monitor
ENC          E1           Printer
ENC          E1           Printer
ENC          E1           Printer
ENC          E1           Printer
ENC          E1           Printer
ENC          E1B          Printer
ENC          E2           Printer
ENC          E2           Printer
GD/IVY       IBA          Desktop
GD/IVY       IBA          Desktop
GD/IVY       IBA          Desktop
GD/IVY       IBA          Desktop
GD/IVY       IBA          Desktop
GD/IVY       IB           FAX
GD/IVY       IBA          Laptop
GD/IVY       IB           Printer
GD/IVY       IBA          Server
GD/IVY       IBA          Server
HAL          H1           Controller
HAL          H1A          Desktop
HAL          H1A          Desktop
HAL          H2           Desktop
HAL          H2A          Laptop
HAL          H2A          Laptop
HAL          H2A          Laptop
HAL          H1           Printer
HAL          H1           Printer

Detail of Powers Leases
(as of May 2002)

BussUnit     Location     Component
-------------------------------------------------
KDD          K1           CRT/base
KDD          K1           CRT/base
KDD          K1           CRT/base
KDD          K1           CRT/base
KDD          K1A          Desktop
KDD          K1           Monitor
KDD          K1           Monitor
KDD          K1           Monitor
KDD          K1           Printer
KDD          K1           Printer
KDD          K1           Printer
KDD          K1           Printer
KNE          RS1          CRT/base
KNE          RS1          CRT/base
KNE          RS1          CRT/base
KNE          RS1          CRT/base
KNE          RS1          CRT/base
KNE          RS1          CRT/base
KNE          EMM          FAX
KNE          EMM          FAX
KNE          RSA          Laptop
KNE          GD1          Monitor
KNE          GD1          Monitor
KNE          RS1          Monitor
KNE          RS1          Monitor
KNE          RS1          Monitor
KNE          RS1          Monitor
KNE          RS1          Monitor
KNE          RS1          Monitor
KNE          RS1          Monitor
KNE          RS1          Monitor
KNE          RSA          Printer
KNE          RS1          Printer
KWD          C02          CCI Twinax
KWD          C17          Desktop
KWD          C16          Laptop
KWD          C17          Laptop
KWD          C17          Laptop
KWD          C01          Modem
KWD          C02          Modem
KWD          C02          Modem
KWD          C02          Modem
KWD          C02          Modem
KWD          C02          Modem
KWD          C02          Modem
KWD          C02          Modem
KWD          C02          Modem
KWD          C02          Modem

Detail of Powers Leases
(as of May 2002)

BussUnit     Location     Component
-------------------------------------------------
KWD          C02          Modem
KWD          C02          Modem
KWD          C02          Printer
KWD          C02          Printer
KWD          C07          Printer
KWD          C08          Printer
KWR          KWR          CRT/base
KWR          KWR          FAX
KWR          KWR          Printer
KWR          KWR          Printer
KWR          KWR          Printer
SPW          S09          Controller
SPW          S08          CRT/base
SPW          S7B          Desktop
SPW          S7B          Desktop
SPW          S7B          Desktop
SPW          S7B          Desktop
SPW          S7B          Desktop
SPW          S7B          Desktop
SPW          S7B          Desktop
SPW          S7B          Desktop
SPW          S7B          Desktop
SPW          S7B          Desktop
SPW          S7B          Desktop
SPW          S7B          Desktop
SPW          S7B          Desktop
SPW          S7B          Desktop
SPW          S7B          Desktop
SPW          S7B          Desktop
SPW          S7B          Desktop
SPW          S7B          Desktop
SPW          S7B          Desktop
SPW          S7B          Desktop
SPW          S7B          Desktop
SPW          S7B          Desktop
SPW          S7B          Desktop
SPW          S7B          Desktop
SPW          S15          FAX
SPW          S16          FAX
SPW          S7B          Laptop
SPW          S7B          Laptop
SPW          S7B          Laptop
SPW          S7B          Laptop
KIA          L10          Printer
KIA          L2           Printer
KIA          L2           Printer
KIA          L2           Printer
KIA          L5           Printer

Detail of Powers Leases
(as of May 2002)

BussUnit     Location     Component
-------------------------------------------------
KIA          L5           Printer
KIA          L7           Desktop
KIA          L7           Printer
KIA          L9A          Printer
KIA          L9A          Printer
SPW          CFL          Printer
SPW          CWB          Printer
SPW          SAL          Printer
SPW          S03          Printer
SPW          S03          Printer
SPW          S04          Printer
SPW          S04          Printer
SPW          S04          Printer
SPW          S04          Printer
SPW          S07          Modem
SPW          S07          Printer
SPW          S07          Printer
SPW          S07          Printer
SPW          S07          MRX Rack
SPW          S07          Printer
SPW          S07          Printer
SPW          S07          Printer
SPW          S07          Printer
SPW          S07          Printer
SPW          S07          Controller
SPW          S07          Monitor
SPW          S07          Printer
SPW          S08          Printer
SPW          S09          Printer
SPW          S09          Printer
SPW          S09          Printer
SPW          S15          Printer
SPW          S16          Printer
SPW          S21          Printer
SPW          S21          Printer
SPW          S7A          Printer
VB           VB1          CRT/base
VB           VB1          Printer
VB           VB1          Printer
VB           VB1          Printer
VB           VB1          Printer
VB           VB1          Printer
VB           VB1          Printer
VB           VB1          Printer
VB           VB1          Printer
KWD          C02          Komstar Processer

                                   Schedule N
                                Key EDS Personnel


This schedule defines the key EDS person pursuant to section 7.1.1 of the agreement:

  1. Client Delivery Executive CDE - EDS Contract Manager: (Confidential Treatment Requested)
  2.     Application Project Control Manager (PCM): (Confidential Treatment
         Requested)
  3.     Infrastructure Leader: (Confidential Treatment Requested)
  4.     *Account Manager: (Confidential Treatment Requested)
  5.     Enterprise Operations Leader: (Confidential Treatment Requested)
  6.     *ARP Site Leader: (Confidential Treatment Requested)
  7.     EDI Team Leader: (Confidential Treatment Requested)

* The position of ARP site leader is projected in the agreement for 24 months
* The position of Account Manager maybe eliminated in the future

                       Schedule O: Key Kellwood Personnel

(Confidential Treatment Requested)              CIO

(Confidential Treatment Requested)              Regional Director - East Coast

(Confidential Treatment Requested)              Regional Director - Midwest

(Confidential Treatment Requested)              Project management Office

(Confidential Treatment Requested)              Manager IT Administration

(Confidential Treatment Requested)              Regional Director - West Coast

Schedule P: Early Termination Fees

Month                 Termination

June-04               (confidential treatment requested)
July-04               (confidential treatment requested)
August-04             (confidential treatment requested)
September-04          (confidential treatment requested)
October-04            (confidential treatment requested)
November-04           (confidential treatment requested)
Dec. 04               (confidential treatment requested)
January-05            (confidential treatment requested)
March-05              (confidential treatment requested)
April-05              (confidential treatment requested)
May-05                (confidential treatment requested)
June-05               (confidential treatment requested)
July-05               (confidential treatment requested)
August-05             (confidential treatment requested)
September-05          (confidential treatment requested)
October-05            (confidential treatment requested)
November-05           (confidential treatment requested)
December-05           (confidential treatment requested)
January-06            (confidential treatment requested)
February-06           (confidential treatment requested)
March-06              (confidential treatment requested)
April-06              (confidential treatment requested)
May-06                (confidential treatment requested)
June-06               (confidential treatment requested)
July-06               (confidential treatment requested)
August-06             (confidential treatment requested)
September-06          (confidential treatment requested)
October-06            (confidential treatment requested)
November-06           (confidential treatment requested)
December-06           (confidential treatment requested)
January-07            (confidential treatment requested)
February-07           (confidential treatment requested)
March-07              (confidential treatment requested)
April-07              (confidential treatment requested)
May-07                (confidential treatment requested)
June-07               (confidential treatment requested)
July-07               (confidential treatment requested)
August-07             (confidential treatment requested)
September-07          (confidential treatment requested)
October-07            (confidential treatment requested)
November-07           (confidential treatment requested)
December-07           (confidential treatment requested)
January-08            (confidential treatment requested)
February-08           (confidential treatment requested)
March-08              (confidential treatment requested)
April-08              (confidential treatment requested)
May-08                (confidential treatment requested)
June-08               (confidential treatment requested)
July-08               (confidential treatment requested)
August-08             (confidential treatment requested)
September-08          (confidential treatment requested)
October-08            (confidential treatment requested)
November-08           (confidential treatment requested)
December-08           (confidential treatment requested)
January-09            (confidential treatment requested)
February-09           (confidential treatment requested)

                        Schedule Q: Approved Contractors

Open Systems Group (OSG)

Decision One

Verizon

Schedule R: In-Scope Locations

                                                                                                            EDS SERVICE LINES
                                                                                                    --------------------------------
Site Code    Division                                        City/State                             Help Desk      Distributed
---------    --------                                        ----------                             ---------      -----------
------------------------------------------------------------------------------------------------------------------------------------
ARP-01       American Recreation Products, Inc.              (confidential treatment requested)         X               X
                                                                                                    --------------------------------
ARP-02       American Recreation Products, Inc.              (confidential treatment requested)         X               X
                                                                                                    --------------------------------
ARP-03       ARP Distribution Center/Sierra Designs          (confidential treatment requested)         X               X
                                                                                                    --------------------------------
ARP-04       ARP/Academy Broadway                            (confidential treatment requested)         X               X
                                                                                                    --------------------------------
ARP-05       ARP/Academy Broadway                            (confidential treatment requested)         X               X
                                                                                                    --------------------------------
ARP-06       ARP/Canadian Recreation Products, Inc.-Main     (confidential treatment requested)         X
             Office/Mfg Plant
                                                                                                    --------------------------------
ARP-07       ARP/Canadian Recreation Products, Inc.-Sales    (confidential treatment requested)         X
                                                                                                    --------------------------------
ARP-08       ARP/Kelty Pack, Inc.                            (confidential treatment requested)         X               X
                                                                                                    --------------------------------
ARP-09       ARP/Plant                                       (confidential treatment requested)         X               X
                                                                                                    --------------------------------
ARP-10       ARP/Plant                                       (confidential treatment requested)         X               X
                                                                                                    --------------------------------
ARP-11       ARP/Plant-Warehouse                             (confidential treatment requested)         X               X
                                                                                                    --------------------------------
ARP-12       ARP/Sierra Designs                              (confidential treatment requested)         X               X
                                                                                                    --------------------------------
ARP-13       ARP/Slumberjack, Inc.                           (confidential treatment requested)         X               X
                                                                                                    --------------------------------
ARP-14       ARP/Warehouse                                   (confidential treatment requested)         X               X
---------------------------------------------------------                                           --------------------------------
CLC-01       C-L-C                                           (confidential treatment requested)         X               X
                                                                                                    --------------------------------
CLC-02       C-L-C                                           (confidential treatment requested)         X               X
                                                                                                    --------------------------------
CLC-03       C-L-C/Showroom                                  (confidential treatment requested)         X               X
                                                                                                    --------------------------------
CLC-04       C-L-C/Components Sportswear Showroom            (confidential treatment requested)         X               X
---------------------------------------------------------                                           --------------------------------
DDDG-01      David Dart Design Group                         (confidential treatment requested)         X               X
                                                                                                    --------------------------------
DDDG-02      David Dart Design Group/Showroom/Atlanta        (confidential treatment requested)         X               X
             Apparel Mart
                                                                                                    --------------------------------
DDDG-03      David Dart Design Group/Showroom                (confidential treatment requested)         X               X
                                                                                                    --------------------------------
DDDG-04      David Dart Design Group/Showroom                (confidential treatment requested)         X               X
                                                                                                    --------------------------------
DDDG-05      David Dart Design Group/Showroom                (confidential treatment requested)         X               X
                                                                                                    --------------------------------
DDDG-06      David Dart Design Group/Retail Store            (confidential treatment requested)         X               X
---------------------------------------------------------                                           --------------------------------
DORBY-01     Dorby Frocks, Ltd.                              (confidential treatment requested)
                                                                                                    --------------------------------
DORBY-02     Dorby Frocks, Ltd./Showroom-Miss Lady Dorby     (confidential treatment requested)
                                                                                                    --------------------------------
DORBY-03     Dorby Frocks, Ltd./Distribution Center          (confidential treatment requested)
---------------------------------------------------------                                           --------------------------------
ENC-01       E-N-C                                           (confidential treatment requested)         X               X
                                                                                                    --------------------------------
ENC-02       E-N-C/Showroom-California Mart                  (confidential treatment requested)         X               X
                                                                                                    --------------------------------
ENC-03       E-N-C/Showroom-Ivy/Studio Ease/Due Date         (confidential treatment requested)         X               X
                                                                                                    --------------------------------
ENC-04       E-N-C/Showroom-David Meister                    (confidential treatment requested)         X               X
---------------------------------------------------------                                           --------------------------------
FRIT-01      Fritzi California, Inc.                         (confidential treatment requested)         X               X
                                                                                                    --------------------------------
FRIT-02      Fritzi California, Inc.                         (confidential treatment requested)         X               X
                                                                                                    --------------------------------
FRIT-03      Fritzi California/Showroom-Dallas Apparel       (confidential treatment requested)         X               X
             Mart
                                                                                                    --------------------------------
FRIT-04      Fritzi California/Showroom-California Mart      (confidential treatment requested)         X               X
                                                                                                    --------------------------------
FRIT-05      Fritzi California/Showroom                      (confidential treatment requested)         X               X
---------------------------------------------------------                                           --------------------------------
GRPB-01      Group B Clothing Company, Inc.                  (confidential treatment requested)         X               X
                                                                                                    --------------------------------
GRPB-02      Group B Clothing Company,                       (confidential treatment requested)         X               X
             Inc./Showroom-Democracy/Dallas Apparel Mart
                                                                                                    --------------------------------
GRPB-03      Group B Clothing Company,                       (confidential treatment requested)         X               X
             Inc./Showroom-Democracy/America's Mart
                                                                                                    --------------------------------
GRPB-04      Group B Clothing Company,                       (confidential treatment requested)         X               X
             Inc,/Showoom-Democracy/California Mart
                                                                                                    --------------------------------
GRPB-05      Group B Clothing Company,                       (confidential treatment requested)         X               X
             Inc./Showroom-Democracy/NY
                                                                                                    --------------------------------
GRPB-06      Group B Clothing Company, Inc.                  (confidential treatment requested)         X               X
---------------------------------------------------------                                           --------------------------------
HAL-01       Halmode Apparel, Inc.                           (confidential treatment requested)         X               X
                                                                                                    --------------------------------
HAL-02       Halmode Apparel, Inc.                           (confidential treatment requested)         X               X
                                                                                                    --------------------------------
HAL-03       Kathie Lee/Sag Harbor Brand Management          (confidential treatment requested)         X               X
                                                                                                    --------------------------------
HAL-04       Kathie Lee/Sag Harbor Brand Management          (confidential treatment requested)         X               X
---------------------------------------------------------                                           --------------------------------
IVY-01       IVY                                             (confidential treatment requested)         X               X
                                                                                                    --------------------------------

                          EDS SERVICE LINES
             --------------------------------------------------------------------------------------------------
Site Code    Enterprise Ops.         WAN/Voice               PBX                        Applications
---------    ---------------         ---------               ---                        ------------
------------------------------------------------------------------------------------------------------------------------------------
ARP-01         NT, AS/400              W, VO                  X             (confidential treatment requested)
             ----------------------------------------------------------
ARP-02                                 W, VO                                (confidential treatment requested)
             ----------------------------------------------------------
ARP-03                                 W, VO                                (confidential treatment requested)
             ----------------------------------------------------------
ARP-04                                 W, VO                                (confidential treatment requested)
             ----------------------------------------------------------
ARP-05                                 W, VO                                (confidential treatment requested)
             ----------------------------------------------------------
ARP-06                                 W, VO                                (confidential treatment requested)
             ----------------------------------------------------------
ARP-07                                                                      (confidential treatment requested)
             ----------------------------------------------------------
ARP-08             NT                  W, VO                                (confidential treatment requested)
             ----------------------------------------------------------
ARP-09             NT                  W, VO                                (confidential treatment requested)
             ----------------------------------------------------------
ARP-10                                 W, VO                                (confidential treatment requested)
             ----------------------------------------------------------
ARP-11             NT                  W, VO                                (confidential treatment requested)
             ----------------------------------------------------------
ARP-12             NT                  W, VO                                (confidential treatment requested)
             ----------------------------------------------------------
ARP-13                                 W, VO                                (confidential treatment requested)
             ----------------------------------------------------------
ARP-14             NT                  W, VO                                (confidential treatment requested)
-----------------------------------------------------------------------                                               --------------
CLC-01                                 W, VO                                (confidential treatment requested)
             ----------------------------------------------------------
CLC-02                                 W, VO                                (confidential treatment requested)
             ----------------------------------------------------------
CLC-03                                 W, VO                                (confidential treatment requested)
             ----------------------------------------------------------
CLC-04                                 W, VO                                (confidential treatment requested)
-----------------------------------------------------------------------                                               --------------
DDDG-01                                W, VO                  X             (confidential treatment requested)
             ----------------------------------------------------------
DDDG-02                                W, VO                                (confidential treatment requested)
             ----------------------------------------------------------
DDDG-03                                W, VO                                (confidential treatment requested)
             ----------------------------------------------------------
DDDG-04                                W, VO                                (confidential treatment requested)
             ----------------------------------------------------------
DDDG-05            NT                  W, VO                                (confidential treatment requested)
             ----------------------------------------------------------
DDDG-06                                W, VO                                (confidential treatment requested)
-----------------------------------------------------------------------                                               --------------
DORBY-01           NT                    W                                  (confidential treatment  requested)         By 3/31
             ----------------------------------------------------------
DORBY-02                                 W                                  (confidential treatment requested)          By 3/31
             ----------------------------------------------------------
DORBY-03                                 W                                  (confidential treatment requested)          By 3/31
-----------------------------------------------------------------------                                               --------------
ENC-01                                 W, VO                  X             (confidential treatment requested)
             ----------------------------------------------------------
ENC-02                                 W, VO                                (confidential treatment requested)
             ----------------------------------------------------------
ENC-03             NT                  W, VO                                (confidential treatment requested)
             ----------------------------------------------------------
ENC-04                                 W, VO                                (confidential treatment requested)
-----------------------------------------------------------------------                                               --------------
FRIT-01                                W, VO                  X             (confidential treatment requested)
             ----------------------------------------------------------
FRIT-02            NT                  W, VO                                (confidential treatment requested)
             ----------------------------------------------------------
FRIT-03                                W, VO                                (confidential treatment requested)
             ----------------------------------------------------------
FRIT-04                                W, VO                                (confidential treatment requested)
             ----------------------------------------------------------
FRIT-05            NT                  W, VO                                (confidential treatment requested)
-----------------------------------------------------------------------                                               --------------
GRPB-01                                W, VO                                (confidential treatment requested)
             ----------------------------------------------------------
GRPB-02                                W, VO                                (confidential treatment requested)
             ----------------------------------------------------------
GRPB-03                                W, VO                                (confidential treatment requested)
             ----------------------------------------------------------
GRPB-04                                W, VO                                (confidential treatment requested)
             ----------------------------------------------------------
GRPB-05                                W, VO                                (confidential treatment requested)
             ----------------------------------------------------------
GRPB-06                                W, VO                  X             (confidential treatment requested)
-----------------------------------------------------------------------                                               --------------
HAL-01             NT                  W, VO,                               (confidential treatment requested)
             ----------------------------------------------------------
HAL-02             NT                  W, VO                                (confidential treatment requested)
             ----------------------------------------------------------
HAL-03                                 W, VO                                (confidential treatment requested)
             ----------------------------------------------------------
HAL-04                                 W, VO                                (confidential treatment requested)
-----------------------------------------------------------------------                                               --------------
IVY-01                                 W, VO                  X             (confidential treatment requested)
             ----------------------------------------------------------

                                                                                                    EDS SERVICE LINES
                                                                                           --------------------------------------
Site Code  Division                                     City/State                         Help Desk Distributed  Enterprise Ops.
---------------------------------------------------------------------------------------------------------------------------------
IVY-02     IVY/A.J.Brandon-Showroom                     (confidential treatment requested)     X           X
-------------------------------------------------------                                    --------------------------------------
JAX-01     Jax/West Coast Apparel                       (confidential treatment requested)     X
JAX-02     Jax/West Coast Apparel/Regional Office       (confidential treatment requested)     X
JAX-03     Jax/West Coast Apparel/Showroom              (confidential treatment requested)     X           X
-------------------------------------------------------                                    --------------------------------------
KDD-01     Kellwood Distribution Division               (confidential treatment requested)     X           X              NT
KDD-02     Kellwood Distribution Division               (confidential treatment requested)     X           X
-------------------------------------------------------                                    --------------------------------------
KIA-01     Kellwood Intimate Apparel                    (confidential treatment requested)     X           X              NT
KIA-02     Kellwood Intimate Apparel                    (confidential treatment requested)     X           X              NT
KIA-03     Kellwood Intimate Apparel/Plant              (confidential treatment requested)
KIA-04     Kellwood Intimate Apparel                    (confidential treatment requested)     X           X
KIA-05     Kellwood Intimate Apparel/Showroom           (confidential treatment requested)     X           X
KIA-06     KIA/Biflex International, Inc.               (confidential treatment requested)     X           X              NT
KIA-07     KIA/Biflex International, Inc.- Showroom     (confidential treatment requested)     X           X
KIA-08     KIA/Biflex International, Inc./Plant         (confidential treatment requested)
KIA-09     KIA/Crowntuft Mfg.                           (confidential treatment requested)     X           X
KIA-10     KIA/Crowntuft Mfg.                           (confidential treatment requested)     X           X              NT
KIA-11     KIA/Dotti Division/Showroom                  (confidential treatment requested)     X           X
KIA-12     KIA/Romance du Jour/Kellwood Sleepwear       (confidential treatment requested)     X           X
KIA-13     Kellwood Mens & Boys Seepwear                (confidential treatment requested)     X           X
-------------------------------------------------------                                    --------------------------------------
KMSG-01    Kellwood Marketing Services Group            (confidential treatment requested)     X           X
-------------------------------------------------------                                    --------------------------------------
KNE-01     Kellwood New England/David Brooks            (confidential treatment requested)     X           X          AS400, NT
KNE-02     Kellwood New England/EMME                    (confidential treatment requested)     X           X
KNE-03     Kellwood New England/Northern Isles - Men's  (confidential treatment requested)     X           X
KNE-04     Kellwood New England/Northern                (confidential treatment requested)     X           X
           Isles/Portraits and Barry Ashley
KNE-05     Kellwood New England/Perry Ellis             (confidential treatment requested)     X           X
KNE-06     Kellwood New England/EMME                    (confidential treatment requested)     X           X
KNE-07     Kellwood New England/Bill Burns Signatures   (confidential treatment requested)     X           X
KNE-08     Kellwood New England                         (confidential treatment requested)     X           X
-------------------------------------------------------                                    --------------------------------------
KORET-01   Koret, Inc.                                  (confidential treatment requested)                              AS400
KORET-02   Koret, Inc./Showroom/California Mart         (confidential treatment requested)
KORET-03   Koret, Inc./Regional Office and Showroom     (confidential treatment requested)
KORET-04   Koret, Inc.-Melrose-CLC/Showroom             (confidential treatment requested)
KORET-05   Koret, Inc. /New Campaign, Inc.              (confidential treatment requested)
KORET-06   Koret, Inc. /New Campaign, Inc.              (confidential treatment requested)
KORET-07   Koret, Inc./Distribution Center              (confidential treatment requested)
-------------------------------------------------------                                    --------------------------------------
New        Koret, Inc.                                  (confidential treatment requested)
New        Koret, Inc.                                  (confidential treatment requested)
-------------------------------------------------------                                    --------------------------------------
KOSD-01    Kellwood Operating Services Division         (confidential treatment requested)     X           X
KOSD-02    Kellwood Operating Services Division         (confidential treatment requested)     X           X
KOSD-03    Kellwood Operating Services Division         (confidential treatment requested)     X           X
KOSD-04    Kellwood Operating Services Division         (confidential treatment requested)     X           X
KOSD-05    Kellwood Operating Services Division         (confidential treatment requested)     X           X
KOSD-06    Kellwood Operating Services Division         (confidential treatment requested)     X           X
-------------------------------------------------------                                    --------------------------------------
KSS-01     Kellwood Shared Services                     (confidential treatment requested)     X           X
-------------------------------------------------------                                    --------------------------------------
KWR-01     Kellwood Western Region/Shared Services      (confidential treatment requested)     X           X          AS400, NT
KWR-02     Kellwood Western Region/ENC                  (confidential treatment requested)     X           X
KWR-03     Kellwood Western Region/Fritzi               (confidential treatment requested)     X           X
KWR-04     Kellwood Western Region/IVY                  (confidential treatment requested)     X           X
KWR-05     Kellwood Western Region/Vintage Blue         (confidential treatment requested)     X           X
KWR-06     Kellwood Western Region/Human Resources      (confidential treatment requested)     X           X

                        EDS SERVICE LINES
           -------------------------------------------
Site Code   PBX               Applications
------------------------------------------------------
IVY-02              (confidential treatment requested)
------------------------------------------------------
JAX-01              (confidential treatment requested)
JAX-02              (confidential treatment requested)
JAX-03              (confidential treatment requested)
------------------------------------------------------
KDD-01              (confidential treatment requested)
KDD-02              (confidential treatment requested)
------------------------------------------------------
KIA-01              (confidential treatment requested)
KIA-02              (confidential treatment requested)
KIA-03              (confidential treatment requested)
KIA-04              (confidential treatment requested)
KIA-05              (confidential treatment requested)
KIA-06              (confidential treatment requested)
KIA-07              (confidential treatment requested)
KIA-08              (confidential treatment requested)
KIA-09              (confidential treatment requested)
KIA-10              (confidential treatment requested)
KIA-11              (confidential treatment requested)
KIA-12              (confidential treatment requested)
KIA-13              (confidential treatment requested)
------------------------------------------------------
KMSG-01             (confidential treatment requested)
------------------------------------------------------
KNE-01              (confidential treatment requested)
KNE-02              (confidential treatment requested)
KNE-03              (confidential treatment requested)
KNE-04              (confidential treatment requested)

KNE-05              (confidential treatment requested)
KNE-06              (confidential treatment requested)
KNE-07              (confidential treatment requested)
KNE-08              (confidential treatment requested)
------------------------------------------------------
KORET-01            (confidential treatment requested)
KORET-02            (confidential treatment requested)
KORET-03            (confidential treatment requested)
KORET-04            (confidential treatment requested)
KORET-05            (confidential treatment requested)
KORET-06            (confidential treatment requested)
KORET-07            (confidential treatment requested)
------------------------------------------------------
New                 (confidential treatment requested)
New                 (confidential treatment requested)
-------------------------------
KOSD-01             (confidential treatment requested)
KOSD-02             (confidential treatment requested)
KOSD-03             (confidential treatment requested)
KOSD-04             (confidential treatment requested)
KOSD-05             (confidential treatment requested)
KOSD-06             (confidential treatment requested)
-------------------------------
KSS-01              (confidential treatment requested)
-------------------------------
KWR-01      X       (confidential treatment requested)
KWR-02      X       (confidential treatment requested)
KWR-03      X       (confidential treatment requested)
KWR-04      X       (confidential treatment requested)
KWR-05      X       (confidential treatment requested)
KWR-06      X       (confidential treatment requested)

                                                                                                       EDS SERVICE LINES
                                                                                                   ------------------------
Site Code   Division                                            City/State                         Help Desk    Distributed
---------   --------                                            ----------                         ---------    -----------
---------------------------------------------------------------------------------------------------------------------------
KWR-07      Kellwood Western Region/Finance                     (confidential treatment requested)      X           X
                                                                                                    ----------------------
KWR-08      Kellwood Western Region/Operating Services Division (confidential treatment requested)      X           X
                                                                                                    ----------------------
KWR-09      Kellwood Western Region/Distribution Services       (confidential treatment requested)      X           X
                                                                                                    ----------------------
KWR-10      Kellwood Western Region/Koret, Inc.                 (confidential treatment requested)      X           X
----------------------------------------------------------------                                    ----------------------
SAGH-01     Sag Harbor/Separates                                (confidential treatment requested)      X           X
                                                                                                    ----------------------
SPT-01      Men's Sportswear                                    (confidential treatment requested)      X           X
                                                                                                    ----------------------
SPT-02      Men's Sportswear                                    (confidential treatment requested)      X           X
                                                                                                    ----------------------
SPT-03      Men's Sportswear/Nautica                            (confidential treatment requested)      X           X
                                                                                                    ----------------------
SPT-04      Men's Sportswear/Centex Holding-Plant               (confidential treatment requested)
                                                                                                    ----------------------
SPT-05      Men's Sportswear/Distribution Center                (confidential treatment requested)      X           X
                                                                                                    ----------------------
SPT-06      Men's Sportswear/Distribution Center                (confidential treatment requested)      X           X
                                                                                                    ----------------------
SPT-07      Men's Sportswear/Distribution Center                (confidential treatment requested)      X           X
                                                                                                    ----------------------
SPT-08      Men's Sportswear/Distribution Center                (confidential treatment requested)      X           X
                                                                                                    ----------------------
SPT-09      Men's Sportswear/KW Apparel                         (confidential treatment requested)
                                                                                                    ----------------------
SPT-10      Men's Sportswear/Outlet Store                       (confidential treatment requested)      X           X
                                                                                                    ----------------------
SPT-11      Men's Sportswear/Slates Showroom                    (confidential treatment requested)      X           X
                                                                                                    ----------------------
SPT-12      Men's Sportswear/Warehouse                          (confidential treatment requested)      X           X
                                                                                                    ----------------------
SPT-13      Sag Harbor/Separates                                (confidential treatment requested)      X           X
                                                                                                    ----------------------
SPT-14      Men's Sportswear/Smith Building                     (confidential treatment requested)      X           X
                                                                                                    ----------------------
SPT-15      Mens Sportswear                                     (confidential treatment requested)      X           X
                                                                                                    ----------------------
SPT-16      Mens Sportswear/Outlet Store                        (confidential treatment requested)      X           X
                                                                                                    ----------------------
SPT-17      Mens Sportswear/Warehouse/Cutting Center            (confidential treatment requested)      X           X
                                                                                                    ----------------------
SPT-18      Mens Sportswear/Cutting Center                      (confidential treatment requested)      X           X
                                                                                                    ----------------------
SPT-19      Mens Sportswear/Outlet Store                        (confidential treatment requested)      X           X
                                                                                                    ----------------------
SSL-01      Smart Shirts Limited                                (confidential treatment requested)
                                                                                                    ----------------------
SSL-02      Smart Shirts Limited                                (confidential treatment requested)      X           X
----------------------------------------------------------------                                    ----------------------
VINT-01     Vintage Blue                                        (confidential treatment requested)      X           X
                                                                                                    ----------------------
VINT-02     Vintage Blue/Showroom                               (confidential treatment requested)      X           X
                                                                                                    ----------------------
VINT-03     Vintage Blue/Showroom/California Apparel Mart       (confidential treatment requested)      X           X
                                                                                                    ----------------------
VINT-04     Vintage Blue/Showroom                               (confidential treatment requested)      X           X
----------------------------------------------------------------                                    ----------------------
WHQ-01      Kellwood Headquarters                               (confidential treatment requested)      X           X
                                                                                                    ----------------------
WHQ-02      Kellwood Licensing                                  (confidential treatment requested)      X           X
----------------------------------------------------------------                                    ----------------------
New         Distribution Solutions                              (confidential treatment requested)
                                                                                                    ----------------------
New                                                             (confidential treatment requested)
                                                                                                    ----------------------

               EDS SERVICE LINES
            --------------------------------------------------------------------------------
Site Code   Enterprise Ops.         WAN/Voice         PBX           Applications
---------   ---------------         ---------         ---           ------------
--------------------------------------------------------------------------------------------
KWR-07                              W, VO             X   (confidential treatment requested)
            ---------------------------------------------
KWR-08                              W, VO             X   (confidential treatment requested)
            ---------------------------------------------
KWR-09                              W, VO             X   (confidential treatment requested)
            ---------------------------------------------
KWR-10                              W, VO                 (confidential treatment requested)
---------------------------------------------------------
SAGH-01           NT                W, VO, SW, VC         (confidential treatment requested)
            ---------------------------------------------
SPT-01            NT                W, VO, SW, VC         (confidential treatment requested)
            ---------------------------------------------
SPT-02                              W, VO                 (confidential treatment requested)
            ---------------------------------------------
SPT-03                              W, VO                 (confidential treatment requested)
            ---------------------------------------------
SPT-04                              W, VO                 (confidential treatment requested)
            ---------------------------------------------
SPT-05                              W, VO                 (confidential treatment requested)
            ---------------------------------------------
SPT-06            NT                W, VO                 (confidential treatment requested)
            ---------------------------------------------
SPT-07            NT                W, VO                 (confidential treatment requested)
            ---------------------------------------------
SPT-08            NT                W, VO                 (confidential treatment requested)
            ---------------------------------------------
SPT-09                              W, VO                 (confidential treatment requested)
            ---------------------------------------------
SPT-10            NT                W, VO                 (confidential treatment requested)
            ---------------------------------------------
SPT-11            NT                W, VO                 (confidential treatment requested)
            ---------------------------------------------
SPT-12                              W, VO                 (confidential treatment requested)
            ---------------------------------------------
SPT-13                              W, VO                 (confidential treatment requested)
            ---------------------------------------------
SPT-14                              W, VO                 (confidential treatment requested)
            ---------------------------------------------
SPT-15            NT                W, VO, VC             (confidential treatment requested)
            ---------------------------------------------
SPT-16                              W, VO                 (confidential treatment requested)
            ---------------------------------------------
SPT-17            NT                W, VO                 (confidential treatment requested)
            ---------------------------------------------
SPT-18                              W, VO                 (confidential treatment requested)
            ---------------------------------------------
SPT-19                              W, VO                 (confidential treatment requested)
            ---------------------------------------------
SSL-01                              W, VO                 (confidential treatment requested)
            ---------------------------------------------
SSL-02                              W, VO                 (confidential treatment requested)
---------------------------------------------------------
VINT-01                             W, VO                 (confidential treatment requested)
            ---------------------------------------------
VINT-02                             W, VO                 (confidential treatment requested)
            ---------------------------------------------
VINT-03                             W, VO                 (confidential treatment requested)
            ---------------------------------------------
VINT-04                             W, VO                 (confidential treatment requested)
---------------------------------------------------------
WHQ-01      AS/400,UNIX, NT         W, VO, SW, VC     X   (confidential treatment requested)
            ---------------------------------------------
WHQ-02                              W, VO                 (confidential treatment requested)
---------------------------------------------------------
New                                 W, VO                 (confidential treatment requested)
            ---------------------------------------------
New                                 W                     (confidential treatment requested)
            ---------------------------------------------

                                                                      SCHEDULE S



                                                    EDS Documentation Guidelines



                                              DRAFT (Final document in progress)

--------------------------------------------------------------------------------
Distributed Computing SLA            Page 2

Schedule T: EDS Equipment Listing

----------------------------------------------------------------------------------------------------------------------------------
              ASSET#                  MFR     ITEM             SERIAL                    DESCRIPTION ENT SRVC  COST CAP
----------------------------------------------------------------------------------------------------------------------------------
(confidential treatment requested)  HEWL/PACK         (confidential treatment requested)              9609
(confidential treatment requested)  BAY/NETW          (confidential treatment requested)              9704
(confidential treatment requested)  BAY/NETW          (confidential treatment requested)              9704
(confidential treatment requested)  COR/EX/IM         (confidential treatment requested)              0110
(confidential treatment requested)  COR/EX/IM         (confidential treatment requested)              0110
(confidential treatment requested)  COR/EX/IM         (confidential treatment requested)              0110
(confidential treatment requested)  DEL/FI/SA         (confidential treatment requested)              0109
(confidential treatment requested)  COMP/COMP         (confidential treatment requested)              0101
(confidential treatment requested)  AME/PO/CO         (confidential treatment requested)              9809
(confidential treatment requested)  AME/PO/CO         (confidential treatment requested)              9809
(confidential treatment requested)  AME/PO/CO         (confidential treatment requested)              9810
(confidential treatment requested)  AME/PO/CO         (confidential treatment requested)              9810
(confidential treatment requested)  AME/PO/CO         (confidential treatment requested)              9810
(confidential treatment requested)  AME/PO/CO         (confidential treatment requested)              9810
(confidential treatment requested)  AME/PO/CO         (confidential treatment requested)              9810
(confidential treatment requested)  AME/PO/CO         (confidential treatment requested)              9810
(confidential treatment requested)  AME/PO/CO         (confidential treatment requested)              9810
(confidential treatment requested)  AME/PO/CO         (confidential treatment requested)              9810
(confidential treatment requested)  AME/PO/CO         (confidential treatment requested)              9811
(confidential treatment requested)  AME/PO/CO         (confidential treatment requested)              9811
(confidential treatment requested)  AME/PO/CO         (confidential treatment requested)              9811
(confidential treatment requested)  AME/PO/CO         (confidential treatment requested)              9811
(confidential treatment requested)  AME/PO/CO         (confidential treatment requested)              9811
(confidential treatment requested)  AME/PO/CO         (confidential treatment requested)              9811
(confidential treatment requested)  AME/PO/CO         (confidential treatment requested)              9811
(confidential treatment requested)  AME/PO/CO         (confidential treatment requested)              9901
(confidential treatment requested)  AME/PO/CO         (confidential treatment requested)              9901
(confidential treatment requested)  AME/PO/CO         (confidential treatment requested)              9901
(confidential treatment requested)  AME/PO/CO         (confidential treatment requested)              9811
(confidential treatment requested)  AME/PO/CO         (confidential treatment requested)              9811
(confidential treatment requested)  AME/PO/CO         (confidential treatment requested)              9901
(confidential treatment requested)  AME/PO/CO         (confidential treatment requested)              9901
(confidential treatment requested)  AME/PO/CO         (confidential treatment requested)              9901
(confidential treatment requested)  AME/PO/CO         (confidential treatment requested)              9901
(confidential treatment requested)  AME/PO/CO         (confidential treatment requested)              9901
(confidential treatment requested)  AME/PO/CO         (confidential treatment requested)              9901
(confidential treatment requested)  AME/PO/CO         (confidential treatment requested)              9901
(confidential treatment requested)  AME/PO/CO         (confidential treatment requested)              9901
(confidential treatment requested)  AME/PO/CO         (confidential treatment requested)              9901
(confidential treatment requested)  AME/PO/CO         (confidential treatment requested)              9901
(confidential treatment requested)  AME/PO/CO         (confidential treatment requested)              9901
(confidential treatment requested)  AME/PO/CO         (confidential treatment requested)              9809
(confidential treatment requested)  AME/PO/CO         (confidential treatment requested)              9809
(confidential treatment requested)  AME/PO/CO         (confidential treatment requested)              9809
(confidential treatment requested)  AME/PO/CO         (confidential treatment requested)              9809
(confidential treatment requested)  AME/PO/CO         (confidential treatment requested)              9809
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
              ASSET#                     ACCUM DEPR         BV         MTHLY DEPR  LOCCODE    LOC NAME
----------------------------------------------------------------------------------------------------------------------------------
(confidential treatment requested)   (confidential treatment requested)              MOCF04   EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)              MOCF04   EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)              MOCF04   EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)              MOCF04   EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)              MOCF04   EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)              MOCF04   EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)              MOCF04   EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)              MOCF04   EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)              TNRT01   KELLWOOD SPORTS WEAR
(confidential treatment requested)   (confidential treatment requested)              TNRT01   KELLWOOD SPORTS WEAR
(confidential treatment requested)   (confidential treatment requested)              MOCF04   EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)              MOCF04   EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)              MOCF04   EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)              MOCF04   EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)              MOCF04   EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)              MOCF04   EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)              MOCF04   EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)              MOCF04   EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)              MOCF04   EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)              MOCF04   EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)              MOCF04   EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)              MOCF04   EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)              MOCF04   EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)              MOCF04   EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)              MOCF04   EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)              MOCF04   EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)              MOCF04   EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)              MOCF04   EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)              MOCF04   EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)              MOCF04   EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)              MOCF04   EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)              MOCF04   EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)              MOCF04   EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)              MOCF04   EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)              MOCF04   EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)              MOCF04   EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)              MOCF04   EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)              MOCF04   EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)              MOCF04   EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)              MOCF04   EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)              MOCF04   EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)              TNRT01   KELLWOOD SPORTS WEAR
(confidential treatment requested)   (confidential treatment requested)              TNRT01   KELLWOOD SPORTS WEAR
(confidential treatment requested)   (confidential treatment requested)              TNRT01   KELLWOOD SPORTS WEAR
(confidential treatment requested)   (confidential treatment requested)              TNRT01   KELLWOOD SPORTS WEAR
(confidential treatment requested)   (confidential treatment requested)              TNRT01   KELLWOOD SPORTS WEAR
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
              ASSET#                LOC   ADDRESS1                    Voucher #
----------------------------------------------------------------------------------------------------------------------------------
(confidential treatment requested)   600   KELLWOOD PARKWAY    (confidential treatment requested
(confidential treatment requested)   600   KELLWOOD PARKWAY    (confidential treatment requested
(confidential treatment requested)   600   KELLWOOD PARKWAY    (confidential treatment requested
(confidential treatment requested)   600   KELLWOOD PARKWAY    (confidential treatment requested
(confidential treatment requested)   600   KELLWOOD PARKWAY    (confidential treatment requested
(confidential treatment requested)   600   KELLWOOD PARKWAY    (confidential treatment requested
(confidential treatment requested)   600   KELLWOOD PARKWAY    (confidential treatment requested
(confidential treatment requested)   600   KELLWOOD PARKWAY    (confidential treatment requested
(confidential treatment requested)   208   N. TRENTON          (confidential treatment requested
(confidential treatment requested)   208   N. TRENTON          (confidential treatment requested
(confidential treatment requested)   600   KELLWOOD PARKWAY    (confidential treatment requested
(confidential treatment requested)   600   KELLWOOD PARKWAY    (confidential treatment requested
(confidential treatment requested)   600   KELLWOOD PARKWAY    (confidential treatment requested
(confidential treatment requested)   600   KELLWOOD PARKWAY    (confidential treatment requested
(confidential treatment requested)   600   KELLWOOD PARKWAY    (confidential treatment requested
(confidential treatment requested)   600   KELLWOOD PARKWAY    (confidential treatment requested
(confidential treatment requested)   600   KELLWOOD PARKWAY    (confidential treatment requested
(confidential treatment requested)   600   KELLWOOD PARKWAY    (confidential treatment requested
(confidential treatment requested)   600   KELLWOOD PARKWAY    (confidential treatment requested
(confidential treatment requested)   600   KELLWOOD PARKWAY    (confidential treatment requested
(confidential treatment requested)   600   KELLWOOD PARKWAY    (confidential treatment requested
(confidential treatment requested)   600   KELLWOOD PARKWAY    (confidential treatment requested
(confidential treatment requested)   600   KELLWOOD PARKWAY    (confidential treatment requested
(confidential treatment requested)   600   KELLWOOD PARKWAY    (confidential treatment requested
(confidential treatment requested)   600   KELLWOOD PARKWAY    (confidential treatment requested
(confidential treatment requested)   600   KELLWOOD PARKWAY    (confidential treatment requested
(confidential treatment requested)   600   KELLWOOD PARKWAY    (confidential treatment requested
(confidential treatment requested)   600   KELLWOOD PARKWAY    (confidential treatment requested
(confidential treatment requested)   600   KELLWOOD PARKWAY    (confidential treatment requested
(confidential treatment requested)   600   KELLWOOD PARKWAY    (confidential treatment requested
(confidential treatment requested)   600   KELLWOOD PARKWAY    (confidential treatment requested
(confidential treatment requested)   600   KELLWOOD PARKWAY    (confidential treatment requested
(confidential treatment requested)   600   KELLWOOD PARKWAY    (confidential treatment requested
(confidential treatment requested)   600   KELLWOOD PARKWAY    (confidential treatment requested
(confidential treatment requested)   600   KELLWOOD PARKWAY    (confidential treatment requested
(confidential treatment requested)   600   KELLWOOD PARKWAY    (confidential treatment requested
(confidential treatment requested)   600   KELLWOOD PARKWAY    (confidential treatment requested
(confidential treatment requested)   600   KELLWOOD PARKWAY    (confidential treatment requested
(confidential treatment requested)   600   KELLWOOD PARKWAY    (confidential treatment requested
(confidential treatment requested)   600   KELLWOOD PARKWAY    (confidential treatment requested
(confidential treatment requested)   600   KELLWOOD PARKWAY    (confidential treatment requested
(confidential treatment requested)   208   N. TRENTON          (confidential treatment requested
(confidential treatment requested)   208   N. TRENTON          (confidential treatment requested
(confidential treatment requested)   208   N. TRENTON          (confidential treatment requested
(confidential treatment requested)   208   N. TRENTON          (confidential treatment requested
(confidential treatment requested)   208   N. TRENTON          (confidential treatment requested
----------------------------------------------------------------------------------------------------------------------------------

Schedule T: EDS Equipment Listing

---------------------------------------------------------------------------------------------------------------------------------
              ASSET#                  MFR        ITEM             SERIAL                    DESCRIPTION    ENT SRVC    COST CAP
---------------------------------------------------------------------------------------------------------------------------------
(confidential treatment requested)    AME/PO/CO         (confidential treatment requested)                 9809
(confidential treatment requested)    AME/PO/CO         (confidential treatment requested)                 9904
(confidential treatment requested)    AME/PO/CO         (confidential treatment requested)                 9904
(confidential treatment requested)    AME/PO/CO         (confidential treatment requested)                 9904
(confidential treatment requested)    BAY/NETW          (confidential treatment requested)                 9702
(confidential treatment requested)    BAY/NETW          (confidential treatment requested)                 9702
(confidential treatment requested)    BOARDFAX          (confidential treatment requested)                 9612
(confidential treatment requested)    CISC/SYST         (confidential treatment requested)                 9803
(confidential treatment requested)    CISC/SYST         (confidential treatment requested)                 9803
(confidential treatment requested)    CISC/SYST         (confidential treatment requested)                 9906
(confidential treatment requested)    CISC/SYST         (confidential treatment requested)                 9811
(confidential treatment requested)    CISC/SYST         (confidential treatment requested)                 9811
(confidential treatment requested)    CISC/SYST         (confidential treatment requested)                 9902
(confidential treatment requested)    CISC/SYST         (confidential treatment requested)                 9902
(confidential treatment requested)    CISC/SYST         (confidential treatment requested)                 9803
(confidential treatment requested)    CISC/SYST         (confidential treatment requested)                 9803
(confidential treatment requested)    CISC/SYST         (confidential treatment requested)                 9903
(confidential treatment requested)    CISC/SYST         (confidential treatment requested)                 9811
(confidential treatment requested)    CISC/SYST         (confidential treatment requested)                 9811
(confidential treatment requested)    CISC/SYST         (confidential treatment requested)                 9811
(confidential treatment requested)    CISC/SYST         (confidential treatment requested)                 9811
(confidential treatment requested)    CISC/SYST         (confidential treatment requested)                 9811
(confidential treatment requested)    CISC/SYST         (confidential treatment requested)                 9804
(confidential treatment requested)    CISC/SYST         (confidential treatment requested)                 9804
(confidential treatment requested)    CISC/SYST         (confidential treatment requested)                 9805
(confidential treatment requested)    CISC/SYST         (confidential treatment requested)                 9805
(confidential treatment requested)    CISC/SYST         (confidential treatment requested)                 9811
(confidential treatment requested)    CISC/SYST         (confidential treatment requested)                 9811
(confidential treatment requested)    CISC/SYST         (confidential treatment requested)                 9911
(confidential treatment requested)    CISC/SYST         (confidential treatment requested)                 9904
(confidential treatment requested)    CISC/SYST         (confidential treatment requested)                 9808
(confidential treatment requested)    CISC/SYST         (confidential treatment requested)                 9811
(confidential treatment requested)    CISC/SYST         (confidential treatment requested)                 9901
(confidential treatment requested)    CISC/SYST         (confidential treatment requested)                 9802
(confidential treatment requested)    CISC/SYST         (confidential treatment requested)                 9802
(confidential treatment requested)    CISC/SYST         (confidential treatment requested)                 9802
(confidential treatment requested)    CISC/SYST         (confidential treatment requested)                 9802
(confidential treatment requested)    CISC/SYST         (confidential treatment requested)                 9802
(confidential treatment requested)    CISC/SYST         (confidential treatment requested)                 9802
(confidential treatment requested)    CISC/SYST         (confidential treatment requested)                 9803
(confidential treatment requested)    CISC/SYST         (confidential treatment requested)                 9803
(confidential treatment requested)    CISC/SYST         (confidential treatment requested)                 9803
(confidential treatment requested)    CISC/SYST         (confidential treatment requested)                 9803
(confidential treatment requested)    CISC/SYST         (confidential treatment requested)                 9803
(confidential treatment requested)    CISC/SYST         (confidential treatment requested)                 9803
(confidential treatment requested)    CISC/SYST         (confidential treatment requested)                 9803
(confidential treatment requested)    CISC/SYST         (confidential treatment requested)                 9808
(confidential treatment requested)    CISC/SYST         (confidential treatment requested)                 9808
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
              ASSET#                  ACCUM DEPR             BV            MTHLY DEPR    LOCCODE           LOC NAME
---------------------------------------------------------------------------------------------------------------------------------
(confidential treatment requested)    (confidential treatment requested)                  TNRT01         KELLWOOD SPORTS WEAR
(confidential treatment requested)    (confidential treatment requested)                  MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                  CAS701         EDS/CHEVRON
(confidential treatment requested)    (confidential treatment requested)                  MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                  MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                  MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                  MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                  MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                  MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                  MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                  MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                  MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                  MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                  MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                  MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                  MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                  MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                  MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                  MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                  MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                  MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                  MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                  MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                  MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                  MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                  MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                  TNRT01         KELLWOOD SPORTS WEAR
(confidential treatment requested)    (confidential treatment requested)                  TNRT01         KELLWOOD SPORTS WEAR
(confidential treatment requested)    (confidential treatment requested)                  MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                  MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                  CA&E17         KELLWOOD WEST
(confidential treatment requested)    (confidential treatment requested)                  MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                  MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                  MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                  MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                  MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                  MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                  MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                  MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                  MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                  MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                  MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                  MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                  MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                  MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                  MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                  MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                  MOCF04         EDS/KELLWOOD
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
              ASSET#                       LOC ADDRESS1                            Voucher #
---------------------------------------------------------------------------------------------------------------------------------
(confidential treatment requested)         208 N. TRENTON                (confidential treatment requested)
(confidential treatment requested)         600 KELLWOOD PARKWAY          (confidential treatment requested)
(confidential treatment requested)         6001 BOLLINGER CANYON ROAD    (confidential treatment requested)
(confidential treatment requested)         600 KELLWOOD PARKWAY          (confidential treatment requested)
(confidential treatment requested)         600 KELLWOOD PARKWAY          (confidential treatment requested)
(confidential treatment requested)         600 KELLWOOD PARKWAY          (confidential treatment requested)
(confidential treatment requested)         600 KELLWOOD PARKWAY          (confidential treatment requested)
(confidential treatment requested)         600 KELLWOOD PARKWAY          (confidential treatment requested)
(confidential treatment requested)         600 KELLWOOD PARKWAY          (confidential treatment requested)
(confidential treatment requested)         600 KELLWOOD PARKWAY          (confidential treatment requested)
(confidential treatment requested)         600 KELLWOOD PARKWAY          (confidential treatment requested)
(confidential treatment requested)         600 KELLWOOD PARKWAY          (confidential treatment requested)
(confidential treatment requested)         600 KELLWOOD PARKWAY          (confidential treatment requested)
(confidential treatment requested)         600 KELLWOOD PARKWAY          (confidential treatment requested)
(confidential treatment requested)         600 KELLWOOD PARKWAY          (confidential treatment requested)
(confidential treatment requested)         600 KELLWOOD PARKWAY          (confidential treatment requested)
(confidential treatment requested)         600 KELLWOOD PARKWAY          (confidential treatment requested)
(confidential treatment requested)         600 KELLWOOD PARKWAY          (confidential treatment requested)
(confidential treatment requested)         600 KELLWOOD PARKWAY          (confidential treatment requested)
(confidential treatment requested)         600 KELLWOOD PARKWAY          (confidential treatment requested)
(confidential treatment requested)         600 KELLWOOD PARKWAY          (confidential treatment requested)
(confidential treatment requested)         600 KELLWOOD PARKWAY          (confidential treatment requested)
(confidential treatment requested)         600 KELLWOOD PARKWAY          (confidential treatment requested)
(confidential treatment requested)         600 KELLWOOD PARKWAY          (confidential treatment requested)
(confidential treatment requested)         600 KELLWOOD PARKWAY          (confidential treatment requested)
(confidential treatment requested)         600 KELLWOOD PARKWAY          (confidential treatment requested)
(confidential treatment requested)         208 N. TRENTON                (confidential treatment requested)
(confidential treatment requested)         208 N. TRENTON                (confidential treatment requested)
(confidential treatment requested)         600 KELLWOOD PARKWAY          (confidential treatment requested)
(confidential treatment requested)         600 KELLWOOD PARKWAY          (confidential treatment requested)
(confidential treatment requested)         13085 E. TEMPLE AVE.          (confidential treatment requested)
(confidential treatment requested)         600 KELLWOOD PARKWAY          (confidential treatment requested)
(confidential treatment requested)         600 KELLWOOD PARKWAY          (confidential treatment requested)
(confidential treatment requested)         600 KELLWOOD PARKWAY          (confidential treatment requested)
(confidential treatment requested)         600 KELLWOOD PARKWAY          (confidential treatment requested)
(confidential treatment requested)         600 KELLWOOD PARKWAY          (confidential treatment requested)
(confidential treatment requested)         600 KELLWOOD PARKWAY          (confidential treatment requested)
(confidential treatment requested)         600 KELLWOOD PARKWAY          (confidential treatment requested)
(confidential treatment requested)         600 KELLWOOD PARKWAY          (confidential treatment requested)
(confidential treatment requested)         600 KELLWOOD PARKWAY          (confidential treatment requested)
(confidential treatment requested)         600 KELLWOOD PARKWAY          (confidential treatment requested)
(confidential treatment requested)         600 KELLWOOD PARKWAY          (confidential treatment requested)
(confidential treatment requested)         600 KELLWOOD PARKWAY          (confidential treatment requested)
(confidential treatment requested)         600 KELLWOOD PARKWAY          (confidential treatment requested)
(confidential treatment requested)         600 KELLWOOD PARKWAY          (confidential treatment requested)
(confidential treatment requested)         600 KELLWOOD PARKWAY          (confidential treatment requested)
(confidential treatment requested)         600 KELLWOOD PARKWAY          (confidential treatment requested)
(confidential treatment requested)         600 KELLWOOD PARKWAY          (confidential treatment requested)
----------------------------------------------------------------------------------------------------------------------------------

                                      Page

Schedule T: EDS Equipment Listing

-----------------------------------------------------------------------------------------------------------------------------------
              ASSET#                     MFR    ITEM             SERIAL                   DESCRIPTION     ENT SRVC      COST CAP
-----------------------------------------------------------------------------------------------------------------------------------
(confidential treatment requested)  CISC/SYST          (confidential treatment requested)                 9811
(confidential treatment requested)  CISC/SYST          (confidential treatment requested)                 9901
(confidential treatment requested)  CISC/SYST          (confidential treatment requested)                 9901
(confidential treatment requested)  CISC/SYST          (confidential treatment requested)                 9901
(confidential treatment requested)  CISC/SYST          (confidential treatment requested)                 9811
(confidential treatment requested)  CISC/SYST          (confidential treatment requested)                 9811
(confidential treatment requested)  CISC/SYST          (confidential treatment requested)                 9811
(confidential treatment requested)  CISC/SYST          (confidential treatment requested)                 9811
(confidential treatment requested)  CISC/SYST          (confidential treatment requested)                 9811
(confidential treatment requested)  CISC/SYST          (confidential treatment requested)                 9811
(confidential treatment requested)  CISC/SYST          (confidential treatment requested)                 9812
(confidential treatment requested)  CISC/SYST          (confidential treatment requested)                 9812
(confidential treatment requested)  CISC/SYST          (confidential treatment requested)                 9812
(confidential treatment requested)  CISC/SYST          (confidential treatment requested)                 9812
(confidential treatment requested)  CISC/SYST          (confidential treatment requested)                 9812
(confidential treatment requested)  CISC/SYST          (confidential treatment requested)                 9812
(confidential treatment requested)  CISC/SYST          (confidential treatment requested)                 9901
(confidential treatment requested)  CISC/SYST          (confidential treatment requested)                 9901
(confidential treatment requested)  CISC/SYST          (confidential treatment requested)                 9811
(confidential treatment requested)  CISC/SYST          (confidential treatment requested)                 9811
(confidential treatment requested)  CISC/SYST          (confidential treatment requested)                 9901
(confidential treatment requested)  CISC/SYST          (confidential treatment requested)                 9901
(confidential treatment requested)  CISC/SYST          (confidential treatment requested)                 9902
(confidential treatment requested)  CISC/SYST          (confidential treatment requested)                 9902
(confidential treatment requested)  CISC/SYST          (confidential treatment requested)                 9901
(confidential treatment requested)  CISC/SYST          (confidential treatment requested)                 9901
(confidential treatment requested)  CISC/SYST          (confidential treatment requested)                 9901
(confidential treatment requested)  CISC/SYST          (confidential treatment requested)                 9901
(confidential treatment requested)  CISC/SYST          (confidential treatment requested)                 9902
(confidential treatment requested)  CISC/SYST          (confidential treatment requested)                 9903
(confidential treatment requested)  CISC/SYST          (confidential treatment requested)                 9803
(confidential treatment requested)  CISC/SYST          (confidential treatment requested)                 9803
(confidential treatment requested)  CISC/SYST          (confidential treatment requested)                 9803
(confidential treatment requested)  CISC/SYST          (confidential treatment requested)                 9803
(confidential treatment requested)  CISC/SYST          (confidential treatment requested)                 9803
(confidential treatment requested)  CISC/SYST          (confidential treatment requested)                 9803
(confidential treatment requested)  CISC/SYST          (confidential treatment requested)                 9803
(confidential treatment requested)  CISC/SYST          (confidential treatment requested)                 9803
(confidential treatment requested)  CISC/SYST          (confidential treatment requested)                 9804
(confidential treatment requested)  CISC/SYST          (confidential treatment requested)                 9804
(confidential treatment requested)  CISC/SYST          (confidential treatment requested)                 9804
(confidential treatment requested)  CISC/SYST          (confidential treatment requested)                 9804
(confidential treatment requested)  CISC/SYST          (confidential treatment requested)                 9804
(confidential treatment requested)  CISC/SYST          (confidential treatment requested)                 9804
(confidential treatment requested)  CISC/SYST          (confidential treatment requested)                 9804
(confidential treatment requested)  CISC/SYST          (confidential treatment requested)                 9804
(confidential treatment requested)  CISC/SYST          (confidential treatment requested)                 9804
(confidential treatment requested)  CISC/SYST          (confidential treatment requested)                 9804
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
              ASSET#                 ACCUM DEPR                BV       MTHLY DEPR  LOCCODE     LOC NAME          LOC ADDRESS1
-----------------------------------------------------------------------------------------------------------------------------------
(confidential treatment requested)    (confidential treatment requested)             MOCF04     EDS/KELLWOOD   600 KELLWOOD PARKWAY
(confidential treatment requested)    (confidential treatment requested)             MOCF04     EDS/KELLWOOD   600 KELLWOOD PARKWAY
(confidential treatment requested)    (confidential treatment requested)             MOCF04     EDS/KELLWOOD   600 KELLWOOD PARKWAY
(confidential treatment requested)    (confidential treatment requested)             MOCF04     EDS/KELLWOOD   600 KELLWOOD PARKWAY
(confidential treatment requested)    (confidential treatment requested)             MOCF04     EDS/KELLWOOD   600 KELLWOOD PARKWAY
(confidential treatment requested)    (confidential treatment requested)             MOCF04     EDS/KELLWOOD   600 KELLWOOD PARKWAY
(confidential treatment requested)    (confidential treatment requested)             MOCF04     EDS/KELLWOOD   600 KELLWOOD PARKWAY
(confidential treatment requested)    (confidential treatment requested)             MOCF04     EDS/KELLWOOD   600 KELLWOOD PARKWAY
(confidential treatment requested)    (confidential treatment requested)             MOCF04     EDS/KELLWOOD   600 KELLWOOD PARKWAY
(confidential treatment requested)    (confidential treatment requested)             MOCF04     EDS/KELLWOOD   600 KELLWOOD PARKWAY
(confidential treatment requested)    (confidential treatment requested)             MOCF04     EDS/KELLWOOD   600 KELLWOOD PARKWAY
(confidential treatment requested)    (confidential treatment requested)             MOCF04     EDS/KELLWOOD   600 KELLWOOD PARKWAY
(confidential treatment requested)    (confidential treatment requested)             MOCF04     EDS/KELLWOOD   600 KELLWOOD PARKWAY
(confidential treatment requested)    (confidential treatment requested)             MOCF04     EDS/KELLWOOD   600 KELLWOOD PARKWAY
(confidential treatment requested)    (confidential treatment requested)             MOCF04     EDS/KELLWOOD   600 KELLWOOD PARKWAY
(confidential treatment requested)    (confidential treatment requested)             MOCF04     EDS/KELLWOOD   600 KELLWOOD PARKWAY
(confidential treatment requested)    (confidential treatment requested)             MOCF04     EDS/KELLWOOD   600 KELLWOOD PARKWAY
(confidential treatment requested)    (confidential treatment requested)             MOCF04     EDS/KELLWOOD   600 KELLWOOD PARKWAY
(confidential treatment requested)    (confidential treatment requested)             MOCF04     EDS/KELLWOOD   600 KELLWOOD PARKWAY
(confidential treatment requested)    (confidential treatment requested)             MOCF04     EDS/KELLWOOD   600 KELLWOOD PARKWAY
(confidential treatment requested)    (confidential treatment requested)             MOCF04     EDS/KELLWOOD   600 KELLWOOD PARKWAY
(confidential treatment requested)    (confidential treatment requested)             MOCF04     EDS/KELLWOOD   600 KELLWOOD PARKWAY
(confidential treatment requested)    (confidential treatment requested)             MOCF04     EDS/KELLWOOD   600 KELLWOOD PARKWAY
(confidential treatment requested)    (confidential treatment requested)             MOCF04     EDS/KELLWOOD   600 KELLWOOD PARKWAY
(confidential treatment requested)    (confidential treatment requested)             MOCF04     EDS/KELLWOOD   600 KELLWOOD PARKWAY
(confidential treatment requested)    (confidential treatment requested)             MOCF04     EDS/KELLWOOD   600 KELLWOOD PARKWAY
(confidential treatment requested)    (confidential treatment requested)             MOCF04     EDS/KELLWOOD   600 KELLWOOD PARKWAY
(confidential treatment requested)    (confidential treatment requested)             MOCF04     EDS/KELLWOOD   600 KELLWOOD PARKWAY
(confidential treatment requested)    (confidential treatment requested)             MOCF04     EDS/KELLWOOD   600 KELLWOOD PARKWAY
(confidential treatment requested)    (confidential treatment requested)             MOCF04     EDS/KELLWOOD   600 KELLWOOD PARKWAY
(confidential treatment requested)    (confidential treatment requested)             MOCF04     EDS/KELLWOOD   600 KELLWOOD PARKWAY
(confidential treatment requested)    (confidential treatment requested)             MOCF04     EDS/KELLWOOD   600 KELLWOOD PARKWAY
(confidential treatment requested)    (confidential treatment requested)             MOCF04     EDS/KELLWOOD   600 KELLWOOD PARKWAY
(confidential treatment requested)    (confidential treatment requested)             MOCF04     EDS/KELLWOOD   600 KELLWOOD PARKWAY
(confidential treatment requested)    (confidential treatment requested)             MOCF04     EDS/KELLWOOD   600 KELLWOOD PARKWAY
(confidential treatment requested)    (confidential treatment requested)             MOCF04     EDS/KELLWOOD   600 KELLWOOD PARKWAY
(confidential treatment requested)    (confidential treatment requested)             MOCF04     EDS/KELLWOOD   600 KELLWOOD PARKWAY
(confidential treatment requested)    (confidential treatment requested)             MOCF04     EDS/KELLWOOD   600 KELLWOOD PARKWAY
(confidential treatment requested)    (confidential treatment requested)             MOCF04     EDS/KELLWOOD   600 KELLWOOD PARKWAY
(confidential treatment requested)    (confidential treatment requested)             MOCF04     EDS/KELLWOOD   600 KELLWOOD PARKWAY
(confidential treatment requested)    (confidential treatment requested)             MOCF04     EDS/KELLWOOD   600 KELLWOOD PARKWAY
(confidential treatment requested)    (confidential treatment requested)             MOCF04     EDS/KELLWOOD   600 KELLWOOD PARKWAY
(confidential treatment requested)    (confidential treatment requested)             MOCF04     EDS/KELLWOOD   600 KELLWOOD PARKWAY
(confidential treatment requested)    (confidential treatment requested)             MOCF04     EDS/KELLWOOD   600 KELLWOOD PARKWAY
(confidential treatment requested)    (confidential treatment requested)             MOCF04     EDS/KELLWOOD   600 KELLWOOD PARKWAY
(confidential treatment requested)    (confidential treatment requested)             MOCF04     EDS/KELLWOOD   600 KELLWOOD PARKWAY
(confidential treatment requested)    (confidential treatment requested)             MOCF04     EDS/KELLWOOD   600 KELLWOOD PARKWAY
(confidential treatment requested)    (confidential treatment requested)             MOCF04     EDS/KELLWOOD   600 KELLWOOD PARKWAY
-----------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
              ASSET#                                   Voucher #
-------------------------------------------------------------------------------
(confidential treatment requested)        (confidential treatment requested)
(confidential treatment requested)        (confidential treatment requested)
(confidential treatment requested)        (confidential treatment requested)
(confidential treatment requested)        (confidential treatment requested)
(confidential treatment requested)        (confidential treatment requested)
(confidential treatment requested)        (confidential treatment requested)
(confidential treatment requested)        (confidential treatment requested)
(confidential treatment requested)        (confidential treatment requested)
(confidential treatment requested)        (confidential treatment requested)
(confidential treatment requested)        (confidential treatment requested)
(confidential treatment requested)        (confidential treatment requested)
(confidential treatment requested)        (confidential treatment requested)
(confidential treatment requested)        (confidential treatment requested)
(confidential treatment requested)        (confidential treatment requested)
(confidential treatment requested)        (confidential treatment requested)
(confidential treatment requested)        (confidential treatment requested)
(confidential treatment requested)        (confidential treatment requested)
(confidential treatment requested)        (confidential treatment requested)
(confidential treatment requested)        (confidential treatment requested)
(confidential treatment requested)        (confidential treatment requested)
(confidential treatment requested)        (confidential treatment requested)
(confidential treatment requested)        (confidential treatment requested)
(confidential treatment requested)        (confidential treatment requested)
(confidential treatment requested)        (confidential treatment requested)
(confidential treatment requested)        (confidential treatment requested)
(confidential treatment requested)        (confidential treatment requested)
(confidential treatment requested)        (confidential treatment requested)
(confidential treatment requested)        (confidential treatment requested)
(confidential treatment requested)        (confidential treatment requested)
(confidential treatment requested)        (confidential treatment requested)
(confidential treatment requested)        (confidential treatment requested)
(confidential treatment requested)        (confidential treatment requested)
(confidential treatment requested)        (confidential treatment requested)
(confidential treatment requested)        (confidential treatment requested)
(confidential treatment requested)        (confidential treatment requested)
(confidential treatment requested)        (confidential treatment requested)
(confidential treatment requested)        (confidential treatment requested)
(confidential treatment requested)        (confidential treatment requested)
(confidential treatment requested)        (confidential treatment requested)
(confidential treatment requested)        (confidential treatment requested)
(confidential treatment requested)        (confidential treatment requested)
(confidential treatment requested)        (confidential treatment requested)
(confidential treatment requested)        (confidential treatment requested)
(confidential treatment requested)        (confidential treatment requested)
(confidential treatment requested)        (confidential treatment requested)
(confidential treatment requested)        (confidential treatment requested)
(confidential treatment requested)        (confidential treatment requested)
(confidential treatment requested)        (confidential treatment requested)
-------------------------------------------------------------------------------

Schedule T: EDS Equipment Listing

------------------------------------------------------------------------------------------------------------------------------------
              ASSET#                   MFR        ITEM                  SERIAL                    DESCRIPTION    ENT SRVC   COST CAP
------------------------------------------------------------------------------------------------------------------------------------
(confidential treatment requested)    CISC/SYST           (confidential treatment requested)                       9712
(confidential treatment requested)    CISC/SYST           (confidential treatment requested)                       9712
(confidential treatment requested)    CISC/SYST           (confidential treatment requested)                       9712
(confidential treatment requested)    CISC/SYST           (confidential treatment requested)                       9712
(confidential treatment requested)    CISC/SYST           (confidential treatment requested)                       9712
(confidential treatment requested)    CISC/SYST           (confidential treatment requested)                       9810
(confidential treatment requested)    CISC/SYST           (confidential treatment requested)                       9810
(confidential treatment requested)    CISC/SYST           (confidential treatment requested)                       9803
(confidential treatment requested)    CISC/SYST           (confidential treatment requested)                       9803
(confidential treatment requested)    CISC/SYST           (confidential treatment requested)                       9803
(confidential treatment requested)    CISC/SYST           (confidential treatment requested)                       9712
(confidential treatment requested)    CISC/SYST           (confidential treatment requested)                       9712
(confidential treatment requested)    CISC/SYST           (confidential treatment requested)                       9712
(confidential treatment requested)    CISC/SYST           (confidential treatment requested)                       9712
(confidential treatment requested)    CISC/SYST           (confidential treatment requested)                       9712
(confidential treatment requested)    CISC/SYST           (confidential treatment requested)                       9810
(confidential treatment requested)    CISC/SYST           (confidential treatment requested)                       9810
(confidential treatment requested)    CISC/SYST           (confidential treatment requested)                       9804
(confidential treatment requested)    CISC/SYST           (confidential treatment requested)                       9803
(confidential treatment requested)    CISC/SYST           (confidential treatment requested)                       9804
(confidential treatment requested)    CISC/SYST           (confidential treatment requested)                       9805
(confidential treatment requested)    CISC/SYST           (confidential treatment requested)                       9805
(confidential treatment requested)    CISC/SYST           (confidential treatment requested)                       9812
(confidential treatment requested)    CISC/SYST           (confidential treatment requested)                       9910
(confidential treatment requested)    CISC/SYST           (confidential treatment requested)                       0008
(confidential treatment requested)    CISC/SYST           (confidential treatment requested)                       9803
(confidential treatment requested)    CISC/SYST           (confidential treatment requested)                       9803
(confidential treatment requested)    CISC/SYST           (confidential treatment requested)                       9803
(confidential treatment requested)    CISC/SYST           (confidential treatment requested)                       9803
(confidential treatment requested)    CISC/SYST           (confidential treatment requested)                       9810
(confidential treatment requested)    CISC/SYST           (confidential treatment requested)                       9810
(confidential treatment requested)    CISC/SYST           (confidential treatment requested)                       9901
(confidential treatment requested)    CISC/SYST           (confidential treatment requested)                       9811
(confidential treatment requested)    CISC/SYST           (confidential treatment requested)                       9811
(confidential treatment requested)    CISC/SYST           (confidential treatment requested)                       9803
(confidential treatment requested)    CISC/SYST           (confidential treatment requested)                       9812
(confidential treatment requested)    CISC/SYST           (confidential treatment requested)                       0008
(confidential treatment requested)    CISC/SYST           (confidential treatment requested)                       9807
(confidential treatment requested)    CISC/SYST           (confidential treatment requested)                       9807
(confidential treatment requested)    CISC/SYST           (confidential treatment requested)                       9807
(confidential treatment requested)    CISC/SYST           (confidential treatment requested)                       9903
(confidential treatment requested)    CISC/SYST           (confidential treatment requested)                       9811
(confidential treatment requested)    CISC/SYST           (confidential treatment requested)                       9811
(confidential treatment requested)    CISC/SYST           (confidential treatment requested)                       9811
(confidential treatment requested)    CISC/SYST           (confidential treatment requested)                       9811
(confidential treatment requested)    CISC/SYST           (confidential treatment requested)                       9811
(confidential treatment requested)    CISC/SYST           (confidential treatment requested)                       9901
(confidential treatment requested)    CISC/SYST           (confidential treatment requested)                       9901

------------------------------------------------------------------------------------------------------------------------------------
              ASSET#                        ACCUM DEPR         BV          MTHLY DEPR    LOCCODE                 LOC NAME
------------------------------------------------------------------------------------------------------------------------------------
(confidential treatment requested)    (confidential treatment requested)                 MAW401         CAPE COD
(confidential treatment requested)    (confidential treatment requested)                 MAW401         CAPE COD
(confidential treatment requested)    (confidential treatment requested)                 MAW401         CAPE COD
(confidential treatment requested)    (confidential treatment requested)                 MAW401         CAPE COD
(confidential treatment requested)    (confidential treatment requested)                 MAW401         CAPE COD
(confidential treatment requested)    (confidential treatment requested)                 MOCC13         AMERICAN RECREATION PRODUCTS
(confidential treatment requested)    (confidential treatment requested)                 MOCC13         AMERICAN RECREATION PRODUCTS
(confidential treatment requested)    (confidential treatment requested)                 MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                 MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                 MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                 MAW401         CAPE COD
(confidential treatment requested)    (confidential treatment requested)                 MAW401         CAPE COD
(confidential treatment requested)    (confidential treatment requested)                 MAW401         CAPE COD
(confidential treatment requested)    (confidential treatment requested)                 MAW401         CAPE COD
(confidential treatment requested)    (confidential treatment requested)                 MAW401         CAPE COD
(confidential treatment requested)    (confidential treatment requested)                 MOCC13         AMERICAN RECREATION PRODUCTS
(confidential treatment requested)    (confidential treatment requested)                 MOCC13         AMERICAN RECREATION PRODUCTS
(confidential treatment requested)    (confidential treatment requested)                 MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                 MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                 MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                 MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                 MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                 MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                 MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                 MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                 MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                 MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                 MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                 MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                 MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                 MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                 MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                 TNRT01         KELLWOOD SPORTS WEAR
(confidential treatment requested)    (confidential treatment requested)                 TNRT01         KELLWOOD SPORTS WEAR
(confidential treatment requested)    (confidential treatment requested)                 MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                 MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                 MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                 MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                 MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                 MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                 MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                 MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                 MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                 MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                 MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                 MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                 MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                 MOCF04         EDS/KELLWOOD

------------------------------------------------------------------------------------------------------------------------------------
              ASSET#                                  LOC ADDRESS1                                       Voucher #
------------------------------------------------------------------------------------------------------------------------------------
(confidential treatment requested)                 400 MANLEY STREET                        (confidential treatment requested)
(confidential treatment requested)                 400 MANLEY STREET                        (confidential treatment requested)
(confidential treatment requested)                 400 MANLEY STREET                        (confidential treatment requested)
(confidential treatment requested)                 400 MANLEY STREET                        (confidential treatment requested)
(confidential treatment requested)                 400 MANLEY STREET                        (confidential treatment requested)
(confidential treatment requested)                 1224 FERN RIDGE PARKWAY                  (confidential treatment requested)
(confidential treatment requested)                 1224 FERN RIDGE PARKWAY                  (confidential treatment requested)
(confidential treatment requested)                 600 KELLWOOD PARKWAY                     (confidential treatment requested)
(confidential treatment requested)                 600 KELLWOOD PARKWAY                     (confidential treatment requested)
(confidential treatment requested)                 600 KELLWOOD PARKWAY                     (confidential treatment requested)
(confidential treatment requested)                 400 MANLEY STREET                        (confidential treatment requested)
(confidential treatment requested)                 400 MANLEY STREET                        (confidential treatment requested)
(confidential treatment requested)                 400 MANLEY STREET                        (confidential treatment requested)
(confidential treatment requested)                 400 MANLEY STREET                        (confidential treatment requested)
(confidential treatment requested)                 400 MANLEY STREET                        (confidential treatment requested)
(confidential treatment requested)                 1224 FERN RIDGE PARKWAY                  (confidential treatment requested)
(confidential treatment requested)                 1224 FERN RIDGE PARKWAY                  (confidential treatment requested)
(confidential treatment requested)                 600 KELLWOOD PARKWAY                     (confidential treatment requested)
(confidential treatment requested)                 600 KELLWOOD PARKWAY                     (confidential treatment requested)
(confidential treatment requested)                 600 KELLWOOD PARKWAY                     (confidential treatment requested)
(confidential treatment requested)                 600 KELLWOOD PARKWAY                     (confidential treatment requested)
(confidential treatment requested)                 600 KELLWOOD PARKWAY                     (confidential treatment requested)
(confidential treatment requested)                 600 KELLWOOD PARKWAY                     (confidential treatment requested)
(confidential treatment requested)                 600 KELLWOOD PARKWAY                     (confidential treatment requested)
(confidential treatment requested)                 600 KELLWOOD PARKWAY                     (confidential treatment requested)
(confidential treatment requested)                 600 KELLWOOD PARKWAY                     (confidential treatment requested)
(confidential treatment requested)                 600 KELLWOOD PARKWAY                     (confidential treatment requested)
(confidential treatment requested)                 600 KELLWOOD PARKWAY                     (confidential treatment requested)
(confidential treatment requested)                 600 KELLWOOD PARKWAY                     (confidential treatment requested)
(confidential treatment requested)                 600 KELLWOOD PARKWAY                     (confidential treatment requested)
(confidential treatment requested)                 600 KELLWOOD PARKWAY                     (confidential treatment requested)
(confidential treatment requested)                 600 KELLWOOD PARKWAY                     (confidential treatment requested)
(confidential treatment requested)                 208 N. TRENTON                           (confidential treatment requested)
(confidential treatment requested)                 208 N. TRENTON                           (confidential treatment requested)
(confidential treatment requested)                 600 KELLWOOD PARKWAY                     (confidential treatment requested)
(confidential treatment requested)                 600 KELLWOOD PARKWAY                     (confidential treatment requested)
(confidential treatment requested)                 600 KELLWOOD PARKWAY                     (confidential treatment requested)
(confidential treatment requested)                 600 KELLWOOD PARKWAY                     (confidential treatment requested)
(confidential treatment requested)                 600 KELLWOOD PARKWAY                     (confidential treatment requested)
(confidential treatment requested)                 600 KELLWOOD PARKWAY                     (confidential treatment requested)
(confidential treatment requested)                 600 KELLWOOD PARKWAY                     (confidential treatment requested)
(confidential treatment requested)                 600 KELLWOOD PARKWAY                     (confidential treatment requested)
(confidential treatment requested)                 600 KELLWOOD PARKWAY                     (confidential treatment requested)
(confidential treatment requested)                 600 KELLWOOD PARKWAY                     (confidential treatment requested)
(confidential treatment requested)                 600 KELLWOOD PARKWAY                     (confidential treatment requested)
(confidential treatment requested)                 600 KELLWOOD PARKWAY                     (confidential treatment requested)
(confidential treatment requested)                 600 KELLWOOD PARKWAY                     (confidential treatment requested)
(confidential treatment requested)                 600 KELLWOOD PARKWAY                     (confidential treatment requested)

Schedule T: EDS Equipment Listing

------------------------------------------------------------------------------------------------------------------------------------
              ASSET#                           MFR      ITEM                  SERIAL               DESCRIPTION   ENT SRVC  COST CAP
(confidential treatment requested)         CISC/SYST            (confidential treatment requested)                  9901
(confidential treatment requested)         CISC/SYST            (confidential treatment requested)                  9811
(confidential treatment requested)         CISC/SYST            (confidential treatment requested)                  9811
(confidential treatment requested)         CISC/SYST            (confidential treatment requested)                  9811
(confidential treatment requested)         CISC/SYST            (confidential treatment requested)                  9811
(confidential treatment requested)         CISC/SYST            (confidential treatment requested)                  9803
(confidential treatment requested)         CISC/SYST            (confidential treatment requested)                  9803
(confidential treatment requested)         CISC/SYST            (confidential treatment requested)                  9803
(confidential treatment requested)         CISC/SYST            (confidential treatment requested)                  9803
(confidential treatment requested)         CISC/SYST            (confidential treatment requested)                  9803
(confidential treatment requested)         CISC/SYST            (confidential treatment requested)                  9803
(confidential treatment requested)         CISC/SYST            (confidential treatment requested)                  9812
(confidential treatment requested)         CISC/SYST            (confidential treatment requested)                  9803
(confidential treatment requested)         CISC/SYST            (confidential treatment requested)                  9803
(confidential treatment requested)         CISC/SYST            (confidential treatment requested)                  9803
(confidential treatment requested)         CISC/SYST            (confidential treatment requested)                  9803
(confidential treatment requested)         CISC/SYST            (confidential treatment requested)                  9810
(confidential treatment requested)         CISC/SYST            (confidential treatment requested)                  9810
(confidential treatment requested)         CISC/SYST            (confidential treatment requested)                  9901
(confidential treatment requested)         CISC/SYST            (confidential treatment requested)                  9811
(confidential treatment requested)         CISC/SYST            (confidential treatment requested)                  9803
(confidential treatment requested)         CISC/SYST            (confidential treatment requested)                  9807
(confidential treatment requested)         CISC/SYST            (confidential treatment requested)                  9807
(confidential treatment requested)         CISC/SYST            (confidential treatment requested)                  9807
(confidential treatment requested)         CISC/SYST            (confidential treatment requested)                  9811
(confidential treatment requested)         CISC/SYST            (confidential treatment requested)                  9811
(confidential treatment requested)         CISC/SYST            (confidential treatment requested)                  9811
(confidential treatment requested)         CISC/SYST            (confidential treatment requested)                  9811
(confidential treatment requested)         CISC/SYST            (confidential treatment requested)                  9811
(confidential treatment requested)         CISC/SYST            (confidential treatment requested)                  9901
(confidential treatment requested)         CISC/SYST            (confidential treatment requested)                  9901
(confidential treatment requested)         CISC/SYST            (confidential treatment requested)                  9901
(confidential treatment requested)         CISC/SYST            (confidential treatment requested)                  9811
(confidential treatment requested)         CISC/SYST            (confidential treatment requested)                  9811
(confidential treatment requested)         CISC/SYST            (confidential treatment requested)                  9811
(confidential treatment requested)         CISC/SYST            (confidential treatment requested)                  9811
(confidential treatment requested)         CISC/SYST            (confidential treatment requested)                  9803
(confidential treatment requested)         CISC/SYST            (confidential treatment requested)                  9803
(confidential treatment requested)         CISC/SYST            (confidential treatment requested)                  9803
(confidential treatment requested)         CISC/SYST            (confidential treatment requested)                  9803
(confidential treatment requested)         CISC/SYST            (confidential treatment requested)                  9803
(confidential treatment requested)         CISC/SYST            (confidential treatment requested)                  9803
(confidential treatment requested)         CISC/SYST            (confidential treatment requested)                  9803
(confidential treatment requested)         CISC/SYST            (confidential treatment requested)                  9712
(confidential treatment requested)         CISC/SYST            (confidential treatment requested)                  9712
(confidential treatment requested)         CISC/SYST            (confidential treatment requested)                  9712
(confidential treatment requested)         CISC/SYST            (confidential treatment requested)                  9712

               ASSET#                              ACCUM DEPR         BV            MTHLY DEPR   LOCCODE         LOC NAME
(confidential treatment requested)           (confidential treatment requested)                   MOCF04      EDS/KELLWOOD
(confidential treatment requested)           (confidential treatment requested)                   TNRT01      KELLWOOD SPORTS WEAR
(confidential treatment requested)           (confidential treatment requested)                   TNRT01      KELLWOOD SPORTS WEAR
(confidential treatment requested)           (confidential treatment requested)                   TNRT01      KELLWOOD SPORTS WEAR
(confidential treatment requested)           (confidential treatment requested)                   TNRT01      KELLWOOD SPORTS WEAR
(confidential treatment requested)           (confidential treatment requested)                   MOCF04      EDS/KELLWOOD
(confidential treatment requested)           (confidential treatment requested)                   MOCF04      EDS/KELLWOOD
(confidential treatment requested)           (confidential treatment requested)                   MOCF04      EDS/KELLWOOD
(confidential treatment requested)           (confidential treatment requested)                   MOCF04      EDS/KELLWOOD
(confidential treatment requested)           (confidential treatment requested)                   MOCF04      EDS/KELLWOOD
(confidential treatment requested)           (confidential treatment requested)                   MOCF04      EDS/KELLWOOD
(confidential treatment requested)           (confidential treatment requested)                   MOCF04      EDS/KELLWOOD
(confidential treatment requested)           (confidential treatment requested)                   MOCF04      EDS/KELLWOOD
(confidential treatment requested)           (confidential treatment requested)                   MOCF04      EDS/KELLWOOD
(confidential treatment requested)           (confidential treatment requested)                   MOCF04      EDS/KELLWOOD
(confidential treatment requested)           (confidential treatment requested)                   MOCF04      EDS/KELLWOOD
(confidential treatment requested)           (confidential treatment requested)                   MOCF04      EDS/KELLWOOD
(confidential treatment requested)           (confidential treatment requested)                   MOCF04      EDS/KELLWOOD
(confidential treatment requested)           (confidential treatment requested)                   MOCF04      EDS/KELLWOOD
(confidential treatment requested)           (confidential treatment requested)                   MOCF04      EDS/KELLWOOD
(confidential treatment requested)           (confidential treatment requested)                   TNRT01      KELLWOOD SPORTS WEAR
(confidential treatment requested)           (confidential treatment requested)                   MOCF04      EDS/KELLWOOD
(confidential treatment requested)           (confidential treatment requested)                   MOCF04      EDS/KELLWOOD
(confidential treatment requested)           (confidential treatment requested)                   MOCF04      EDS/KELLWOOD
(confidential treatment requested)           (confidential treatment requested)                   MOCF04      EDS/KELLWOOD
(confidential treatment requested)           (confidential treatment requested)                   MOCF04      EDS/KELLWOOD
(confidential treatment requested)           (confidential treatment requested)                   MOCF04      EDS/KELLWOOD
(confidential treatment requested)           (confidential treatment requested)                   MOCF04      EDS/KELLWOOD
(confidential treatment requested)           (confidential treatment requested)                   MOCF04      EDS/KELLWOOD
(confidential treatment requested)           (confidential treatment requested)                   MOCF04      EDS/KELLWOOD
(confidential treatment requested)           (confidential treatment requested)                   MOCF04      EDS/KELLWOOD
(confidential treatment requested)           (confidential treatment requested)                   MOCF04      EDS/KELLWOOD
(confidential treatment requested)           (confidential treatment requested)                   MOCF04      EDS/KELLWOOD
(confidential treatment requested)           (confidential treatment requested)                   TNRT01      KELLWOOD SPORTS WEAR
(confidential treatment requested)           (confidential treatment requested)                   TNRT01      KELLWOOD SPORTS WEAR
(confidential treatment requested)           (confidential treatment requested)                   TNRT01      KELLWOOD SPORTS WEAR
(confidential treatment requested)           (confidential treatment requested)                   TNRT01      KELLWOOD SPORTS WEAR
(confidential treatment requested)           (confidential treatment requested)                   MOCF04      EDS/KELLWOOD
(confidential treatment requested)           (confidential treatment requested)                   MOCF04      EDS/KELLWOOD
(confidential treatment requested)           (confidential treatment requested)                   MOCF04      EDS/KELLWOOD
(confidential treatment requested)           (confidential treatment requested)                   MOCF04      EDS/KELLWOOD
(confidential treatment requested)           (confidential treatment requested)                   MOCF04      EDS/KELLWOOD
(confidential treatment requested)           (confidential treatment requested)                   MOCF04      EDS/KELLWOOD
(confidential treatment requested)           (confidential treatment requested)                   MOCF04      EDS/KELLWOOD
(confidential treatment requested)           (confidential treatment requested)                   MAW401      CAPE COD
(confidential treatment requested)           (confidential treatment requested)                   MAW401      CAPE COD
(confidential treatment requested)           (confidential treatment requested)                   MAW401      CAPE COD
(confidential treatment requested)           (confidential treatment requested)                   MAW401      CAPE COD

               ASSET#                        LOC ADDRESS/1/                                        Voucher #
(confidential treatment requested)        600 KELLWOOD PARKWAY                        (confidentiaL treatment requested)
(confidential treatment requested)        208 N. TRENTON                              (confidential treatment requested)
(confidential treatment requested)        208 N. TRENTON                              (confidential treatment requested)
(confidential treatment requested)        208 N. TRENTON                              (confidential treatment requested)
(confidential treatment requested)        208 N. TRENTON                              (confidential treatment requested)
(confidential treatment requested)        600 KELLWOOD PARKWAY                        (confidential treatment requested)
(confidential treatment requested)        600 KELLWOOD PARKWAY                        (confidential treatment requested)
(confidential treatment requested)        600 KELLWOOD PARKWAY                        (confidential treatment requested)
(confidential treatment requested)        600 KELLWOOD PARKWAY                        (confidential treatment requested)
(confidential treatment requested)        600 KELLWOOD PARKWAY                        (confidential treatment requested)
(confidential treatment requested)        600 KELLWOOD PARKWAY                        (confidential treatment requested)
(confidential treatment requested)        600 KELLWOOD PARKWAY                        (confidential treatment requested)
(confidential treatment requested)        600 KELLWOOD PARKWAY                        (confidential treatment requested)
(confidential treatment requested)        600 KELLWOOD PARKWAY                        (confidential treatment requested)
(confidential treatment requested)        600 KELLWOOD PARKWAY                        (confidential treatment requested)
(confidential treatment requested)        600 KELLWOOD PARKWAY                        (confidential treatment requested)
(confidential treatment requested)        600 KELLWOOD PARKWAY                        (confidential treatment requested)
(confidential treatment requested)        600 KELLWOOD PARKWAY                        (confidential treatment requested)
(confidential treatment requested)        600 KELLWOOD PARKWAY                        (confidential treatment requested)
(confidential treatment requested)        600 KELLWOOD PARKWAY                        (confidential treatment requested)
(confidential treatment requested)        208 N. TRENTON                              (confidential treatment requested)
(confidential treatment requested)        600 KELLWOOD PARKWAY                        (confidential treatment requested)
(confidential treatment requested)        600 KELLWOOD PARKWAY                        (confidential treatment requested)
(confidential treatment requested)        600 KELLWOOD PARKWAY                        (confidential treatment requested)
(confidential treatment requested)        600 KELLWOOD PARKWAY                        (confidential treatment requested)
(confidential treatment requested)        600 KELLWOOD PARKWAY                        (confidential treatment requested)
(confidential treatment requested)        600 KELLWOOD PARKWAY                        (confidential treatment requested)
(confidential treatment requested)        600 KELLWOOD PARKWAY                        (confidential treatment requested)
(confidential treatment requested)        600 KELLWOOD PARKWAY                        (confidential treatment requested)
(confidential treatment requested)        600 KELLWOOD PARKWAY                        (confidential treatment requested)
(confidential treatment requested)        600 KELLWOOD PARKWAY                        (confidential treatment requested)
(confidential treatment requested)        600 KELLWOOD PARKWAY                        (confidential treatment requested)
(confidential treatment requested)        600 KELLWOOD PARKWAY                        (confidential treatment requested)
(confidential treatment requested)        208 N. TRENTON                              (confidential treatment requested)
(confidential treatment requested)        208 N. TRENTON                              (confidential treatment requested)
(confidential treatment requested)        208 N. TRENTON                              (confidential treatment requested)
(confidential treatment requested)        208 N. TRENTON                              (confidential treatment requested)
(confidential treatment requested)        600 KELLWOOD PARKWAY                        (confidential treatment requested)
(confidential treatment requested)        600 KELLWOOD PARKWAY                        (confidential treatment requested)
(confidential treatment requested)        600 KELLWOOD PARKWAY                        (confidential treatment requested)
(confidential treatment requested)        600 KELLWOOD PARKWAY                        (confidential treatment requested)
(confidential treatment requested)        600 KELLWOOD PARKWAY                        (confidential treatment requested)
(confidential treatment requested)        600 KELLWOOD PARKWAY                        (confidential treatment requested)
(confidential treatment requested)        600 KELLWOOD PARKWAY                        (confidential treatment requested)
(confidential treatment requested)        400 MANLEY STREET                           (confidential treatment requested)
(confidential treatment requested)        400 MANLEY STREET                           (confidential treatment requested)
(confidential treatment requested)        400 MANLEY STREET                           (confidential treatment requested)
(confidential treatment requested)        400 MANLEY STREET                           (confidential treatment requested)
------------------------------------------------------------------------------------------------------------------------------------

Schedule T: EDS Equipment Listing

----------------------------------------------------------------------------------------------------------------------------------
              ASSET#                   MFR      ITEM              SERIAL                  DESCRIPTION   ENT SRVC  COST CAP
----------------------------------------------------------------------------------------------------------------------------------
(confidential treatment requested)   CISC/SYST         (confidential treatment requested)                9712
(confidential treatment requested)   CISC/SYST         (confidential treatment requested)                9712
(confidential treatment requested)   CISC/SYST         (confidential treatment requested)                9712
(confidential treatment requested)   CISC/SYST         (confidential treatment requested)                9712
(confidential treatment requested)   CISC/SYST         (confidential treatment requested)                9712
(confidential treatment requested)   CISC/SYST         (confidential treatment requested)                9712
(confidential treatment requested)   CISC/SYST         (confidential treatment requested)                9712
(confidential treatment requested)   CISC/SYST         (confidential treatment requested)                9712
(confidential treatment requested)   CISC/SYST         (confidential treatment requested)                9712
(confidential treatment requested)   CISC/SYST         (confidential treatment requested)                9712
(confidential treatment requested)   CISC/SYST         (confidential treatment requested)                9712
(confidential treatment requested)   CISC/SYST         (confidential treatment requested)                9712
(confidential treatment requested)   CISC/SYST         (confidential treatment requested)                9712
(confidential treatment requested)   CISC/SYST         (confidential treatment requested)                9712
(confidential treatment requested)   CISC/SYST         (confidential treatment requested)                9803
(confidential treatment requested)   CISC/SYST         (confidential treatment requested)                9812
(confidential treatment requested)   CISC/SYST         (confidential treatment requested)                9812
(confidential treatment requested)   CISC/SYST         (confidential treatment requested)                9812
(confidential treatment requested)   CISC/SYST         (confidential treatment requested)                9906
(confidential treatment requested)   CISC/SYST         (confidential treatment requested)                9806
(confidential treatment requested)   CISC/SYST         (confidential treatment requested)                9809
(confidential treatment requested)   CISC/SYST         (confidential treatment requested)                9809
(confidential treatment requested)   CISC/SYST         (confidential treatment requested)                9809
(confidential treatment requested)   CISC/SYST         (confidential treatment requested)                9809
(confidential treatment requested)   CISC/SYST         (confidential treatment requested)                9809
(confidential treatment requested)   CISC/SYST         (confidential treatment requested)                9809
(confidential treatment requested)   CISC/SYST         (confidential treatment requested)                9809
(confidential treatment requested)   CISC/SYST         (confidential treatment requested)                9810
(confidential treatment requested)   CISC/SYST         (confidential treatment requested)                9810
(confidential treatment requested)   CISC/SYST         (confidential treatment requested)                9810
(confidential treatment requested)   CISC/SYST         (confidential treatment requested)                9810
(confidential treatment requested)   CISC/SYST         (confidential treatment requested)                9810
(confidential treatment requested)   CISC/SYST         (confidential treatment requested)                9810
(confidential treatment requested)   CISC/SYST         (confidential treatment requested)                9810
(confidential treatment requested)   CISC/SYST         (confidential treatment requested)                9803
(confidential treatment requested)   CISC/SYST         (confidential treatment requested)                9803
(confidential treatment requested)   CISC/SYST         (confidential treatment requested)                9803
(confidential treatment requested)   CISC/SYST         (confidential treatment requested)                9811
(confidential treatment requested)   CISC/SYST         (confidential treatment requested)                9811
(confidential treatment requested)   CISC/SYST         (confidential treatment requested)                9807
(confidential treatment requested)   CISC/SYST         (confidential treatment requested)                9807
(confidential treatment requested)   CISC/SYST         (confidential treatment requested)                9807
(confidential treatment requested)   CISC/SYST         (confidential treatment requested)                9807
(confidential treatment requested)   CISC/SYST         (confidential treatment requested)                9807
(confidential treatment requested)   CISC/SYST         (confidential treatment requested)                9807
(confidential treatment requested)   CISC/SYST         (confidential treatment requested)                9807
(confidential treatment requested)   CISC/SYST         (confidential treatment requested)                9807
(confidential treatment requested)   CISC/SYST         (confidential treatment requested)                9807
----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
              ASSET#                     ACCUM DEPR                BV      MTHLY DEPR   LOCCODE     LOC NAME
----------------------------------------------------------------------------------------------------------------------------------
(confidential treatment requested)      (confidential treatment requested)               MAW401       CAPE COD
(confidential treatment requested)      (confidential treatment requested)               MAW401       CAPE COD
(confidential treatment requested)      (confidential treatment requested)               MAW401       CAPE COD
(confidential treatment requested)      (confidential treatment requested)               MAW401       CAPE COD
(confidential treatment requested)      (confidential treatment requested)               MAW401       CAPE COD
(confidential treatment requested)      (confidential treatment requested)               MAW401       CAPE COD
(confidential treatment requested)      (confidential treatment requested)               MAW401       CAPE COD
(confidential treatment requested)      (confidential treatment requested)               MAW401       CAPE COD
(confidential treatment requested)      (confidential treatment requested)               MAW401       CAPE COD
(confidential treatment requested)      (confidential treatment requested)               MAW401       CAPE COD
(confidential treatment requested)      (confidential treatment requested)               MAW401       CAPE COD
(confidential treatment requested)      (confidential treatment requested)               MAW401       CAPE COD
(confidential treatment requested)      (confidential treatment requested)               MAW401       CAPE COD
(confidential treatment requested)      (confidential treatment requested)               MAW401       CAPE COD
(confidential treatment requested)      (confidential treatment requested)               MOCF04       EDS/KELLWOOD
(confidential treatment requested)      (confidential treatment requested)               MOCF04       EDS/KELLWOOD
(confidential treatment requested)      (confidential treatment requested)               MOCF04       EDS/KELLWOOD
(confidential treatment requested)      (confidential treatment requested)               MOCF04       EDS/KELLWOOD
(confidential treatment requested)      (confidential treatment requested)               MOCF04       EDS/KELLWOOD
(confidential treatment requested)      (confidential treatment requested)               MOCF04       EDS/KELLWOOD
(confidential treatment requested)      (confidential treatment requested)               MOCF04       EDS/KELLWOOD
(confidential treatment requested)      (confidential treatment requested)               MOCF04       EDS/KELLWOOD
(confidential treatment requested)      (confidential treatment requested)               MOCF04       EDS/KELLWOOD
(confidential treatment requested)      (confidential treatment requested)               MOCF04       EDS/KELLWOOD
(confidential treatment requested)      (confidential treatment requested)               MOCF04       EDS/KELLWOOD
(confidential treatment requested)      (confidential treatment requested)               MOCF04       EDS/KELLWOOD
(confidential treatment requested)      (confidential treatment requested)               MOCF04       EDS/KELLWOOD
(confidential treatment requested)      (confidential treatment requested)               MOCC13       AMERICAN RECREATION PRODUCTS
(confidential treatment requested)      (confidential treatment requested)               MOCC13       AMERICAN RECREATION PRODUCTS
(confidential treatment requested)      (confidential treatment requested)               MOCC13       AMERICAN RECREATION PRODUCTS
(confidential treatment requested)      (confidential treatment requested)               MOCC13       AMERICAN RECREATION PRODUCTS
(confidential treatment requested)      (confidential treatment requested)               MOCC13       AMERICAN RECREATION PRODUCTS
(confidential treatment requested)      (confidential treatment requested)               MOCC13       AMERICAN RECREATION PRODUCTS
(confidential treatment requested)      (confidential treatment requested)               MOCC13       AMERICAN RECREATION PRODUCTS
(confidential treatment requested)      (confidential treatment requested)               MOCF04       EDS/KELLWOOD
(confidential treatment requested)      (confidential treatment requested)               MOCF04       EDS/KELLWOOD
(confidential treatment requested)      (confidential treatment requested)               MOCF04       EDS/KELLWOOD
(confidential treatment requested)      (confidential treatment requested)               MOCF04       EDS/KELLWOOD
(confidential treatment requested)      (confidential treatment requested)               MOCF04       EDS/KELLWOOD
(confidential treatment requested)      (confidential treatment requested)               MOCF04       EDS/KELLWOOD
(confidential treatment requested)      (confidential treatment requested)               MOCF04       EDS/KELLWOOD
(confidential treatment requested)      (confidential treatment requested)               MOCF04       EDS/KELLWOOD
(confidential treatment requested)      (confidential treatment requested)               MOCF04       EDS/KELLWOOD
(confidential treatment requested)      (confidential treatment requested)               MOCF04       EDS/KELLWOOD
(confidential treatment requested)      (confidential treatment requested)               MOCF04       EDS/KELLWOOD
(confidential treatment requested)      (confidential treatment requested)               MOCF04       EDS/KELLWOOD
(confidential treatment requested)      (confidential treatment requested)               MOCF04       EDS/KELLWOOD
(confidential treatment requested)      (confidential treatment requested)               MOCF04       EDS/KELLWOOD
----------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
              ASSET#                 LOC ADDRESS1                        Voucher #
-------------------------------------------------------------------------------------------------
(confidential treatment requested)    400 MANLEY STREET         (confidential treatment requested)
(confidential treatment requested)    400 MANLEY STREET         (confidential treatment requested)
(confidential treatment requested)    400 MANLEY STREET         (confidential treatment requested)
(confidential treatment requested)    400 MANLEY STREET         (confidential treatment requested)
(confidential treatment requested)    400 MANLEY STREET         (confidential treatment requested)
(confidential treatment requested)    400 MANLEY STREET         (confidential treatment requested)
(confidential treatment requested)    400 MANLEY STREET         (confidential treatment requested)
(confidential treatment requested)    400 MANLEY STREET         (confidential treatment requested)
(confidential treatment requested)    400 MANLEY STREET         (confidential treatment requested)
(confidential treatment requested)    400 MANLEY STREET         (confidential treatment requested)
(confidential treatment requested)    400 MANLEY STREET         (confidential treatment requested)
(confidential treatment requested)    400 MANLEY STREET         (confidential treatment requested)
(confidential treatment requested)    400 MANLEY STREET         (confidential treatment requested)
(confidential treatment requested)    400 MANLEY STREET         (confidential treatment requested)
(confidential treatment requested)    600 KELLWOOD PARKWAY      (confidential treatment requested)
(confidential treatment requested)    600 KELLWOOD PARKWAY      (confidential treatment requested)
(confidential treatment requested)    600 KELLWOOD PARKWAY      (confidential treatment requested)
(confidential treatment requested)    600 KELLWOOD PARKWAY      (confidential treatment requested)
(confidential treatment requested)    600 KELLWOOD PARKWAY      (confidential treatment requested)
(confidential treatment requested)    600 KELLWOOD PARKWAY      (confidential treatment requested)
(confidential treatment requested)    600 KELLWOOD PARKWAY      (confidential treatment requested)
(confidential treatment requested)    600 KELLWOOD PARKWAY      (confidential treatment requested)
(confidential treatment requested)    600 KELLWOOD PARKWAY      (confidential treatment requested)
(confidential treatment requested)    600 KELLWOOD PARKWAY      (confidential treatment requested)
(confidential treatment requested)    600 KELLWOOD PARKWAY      (confidential treatment requested)
(confidential treatment requested)    600 KELLWOOD PARKWAY      (confidential treatment requested)
(confidential treatment requested)    600 KELLWOOD PARKWAY      (confidential treatment requested)
(confidential treatment requested)    1224 FERN RIDGE PARKWAY   (confidential treatment requested)
(confidential treatment requested)    1224 FERN RIDGE PARKWAY   (confidential treatment requested)
(confidential treatment requested)    1224 FERN RIDGE PARKWAY   (confidential treatment requested)
(confidential treatment requested)    1224 FERN RIDGE PARKWAY   (confidential treatment requested)
(confidential treatment requested)    1224 FERN RIDGE PARKWAY   (confidential treatment requested)
(confidential treatment requested)    1224 FERN RIDGE PARKWAY   (confidential treatment requested)
(confidential treatment requested)    1224 FERN RIDGE PARKWAY   (confidential treatment requested)
(confidential treatment requested)    600 KELLWOOD PARKWAY      (confidential treatment requested)
(confidential treatment requested)    600 KELLWOOD PARKWAY      (confidential treatment requested)
(confidential treatment requested)    600 KELLWOOD PARKWAY      (confidential treatment requested)
(confidential treatment requested)    600 KELLWOOD PARKWAY      (confidential treatment requested)
(confidential treatment requested)    600 KELLWOOD PARKWAY      (confidential treatment requested)
(confidential treatment requested)    600 KELLWOOD PARKWAY      (confidential treatment requested)
(confidential treatment requested)    600 KELLWOOD PARKWAY      (confidential treatment requested)
(confidential treatment requested)    600 KELLWOOD PARKWAY      (confidential treatment requested)
(confidential treatment requested)    600 KELLWOOD PARKWAY      (confidential treatment requested)
(confidential treatment requested)    600 KELLWOOD PARKWAY      (confidential treatment requested)
(confidential treatment requested)    600 KELLWOOD PARKWAY      (confidential treatment requested)
(confidential treatment requested)    600 KELLWOOD PARKWAY      (confidential treatment requested)
(confidential treatment requested)    600 KELLWOOD PARKWAY      (confidential treatment requested)
(confidential treatment requested)    600 KELLWOOD PARKWAY      (confidential treatment requested)
---------------------------------------------------------------------------------------------------

Schedule T: EDS Equipment Listing

------------------------------------------------------------------------------------------------------------------------------------
              ASSET#                      MFR       ITEM                  SERIAL                 DESCRIPTION     ENT SRVC   COST CAP
------------------------------------------------------------------------------------------------------------------------------------
(confidential treatment requested)     CISC/SYST            (confidential treatment requested)                     9807
(confidential treatment requested)     CISC/SYST            (confidential treatment requested)                     9901
(confidential treatment requested)     CISC/SYST            (confidential treatment requested)                     9901
(confidential treatment requested)     CISC/SYST            (confidential treatment requested)                     9901
(confidential treatment requested)     CISC/SYST            (confidential treatment requested)                     9901
(confidential treatment requested)     CISC/SYST            (confidential treatment requested)                     9811
(confidential treatment requested)     CISC/SYST            (confidential treatment requested)                     9811
(confidential treatment requested)     CISC/SYST            (confidential treatment requested)                     9811
(confidential treatment requested)     CISC/SYST            (confidential treatment requested)                     9811
(confidential treatment requested)     CISC/SYST            (confidential treatment requested)                     9811
(confidential treatment requested)     CISC/SYST            (confidential treatment requested)                     9811
(confidential treatment requested)     CISC/SYST            (confidential treatment requested)                     9811
(confidential treatment requested)     CISC/SYST            (confidential treatment requested)                     9811
(confidential treatment requested)     CISC/SYST            (confidential treatment requested)                     9811
(confidential treatment requested)     CISC/SYST            (confidential treatment requested)                     9811
(confidential treatment requested)     CISC/SYST            (confidential treatment requested)                     9811
(confidential treatment requested)     CISC/SYST            (confidential treatment requested)                     9901
(confidential treatment requested)     CISC/SYST            (confidential treatment requested)                     9901
(confidential treatment requested)     CISC/SYST            (confidential treatment requested)                     9804
(confidential treatment requested)     CISC/SYST            (confidential treatment requested)                     9804
(confidential treatment requested)     CISC/SYST            (confidential treatment requested)                     9804
(confidential treatment requested)     CISC/SYST            (confidential treatment requested)                     9804
(confidential treatment requested)     CISC/SYST            (confidential treatment requested)                     9804
(confidential treatment requested)     CISC/SYST            (confidential treatment requested)                     9804
(confidential treatment requested)     CISC/SYST            (confidential treatment requested)                     9901
(confidential treatment requested)     CISC/SYST            (confidential treatment requested)                     9901
(confidential treatment requested)     CISC/SYST            (confidential treatment requested)                     9901
(confidential treatment requested)     CISC/SYST            (confidential treatment requested)                     9901
(confidential treatment requested)     CISC/SYST            (confidential treatment requested)                     9901
(confidential treatment requested)     CISC/SYST            (confidential treatment requested)                     9811
(confidential treatment requested)     CISC/SYST            (confidential treatment requested)                     9811
(confidential treatment requested)     CISC/SYST            (confidential treatment requested)                     9811
(confidential treatment requested)     CISC/SYST            (confidential treatment requested)                     9811
(confidential treatment requested)     CISC/SYST            (confidential treatment requested)                     9811
(confidential treatment requested)     CISC/SYST            (confidential treatment requested)                     9811
(confidential treatment requested)     CISC/SYST            (confidential treatment requested)                     9811
(confidential treatment requested)     CISC/SYST            (confidential treatment requested)                     9811
(confidential treatment requested)     CISC/SYST            (confidential treatment requested)                     9811
(confidential treatment requested)     CISC/SYST            (confidential treatment requested)                     9811
(confidential treatment requested)     CISC/SYST            (confidential treatment requested)                     9811
(confidential treatment requested)     CISC/SYST            (confidential treatment requested)                     9811
(confidential treatment requested)     CISC/SYST            (confidential treatment requested)                     9811
(confidential treatment requested)     CISC/SYST            (confidential treatment requested)                     9811
(confidential treatment requested)     CISC/SYST            (confidential treatment requested)                     9811
(confidential treatment requested)     CISC/SYST            (confidential treatment requested)                     9811
(confidential treatment requested)     CISC/SYST            (confidential treatment requested)                     9811
(confidential treatment requested)     CISC/SYST            (confidential treatment requested)                     9803
(confidential treatment requested)     CISC/SYST            (confidential treatment requested)                     9803
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
              ASSET#                         ACCUM DEPR         BV          MTHLY DEPR       LOCCODE             LOC NAME
------------------------------------------------------------------------------------------------------------------------------------
(confidential treatment requested     (confidential treatment requested)                     MOCF04         EDS/KELLWOOD
(confidential treatment requested     (confidential treatment requested)                     MOCF04         EDS/KELLWOOD
(confidential treatment requested     (confidential treatment requested)                     MOCF04         EDS/KELLWOOD
(confidential treatment requested     (confidential treatment requested)                     MOCF04         EDS/KELLWOOD
(confidential treatment requested     (confidential treatment requested)                     MOCF04         EDS/KELLWOOD
(confidential treatment requested     (confidential treatment requested)                     MOCF04         EDS/KELLWOOD
(confidential treatment requested     (confidential treatment requested)                     MOCF04         EDS/KELLWOOD
(confidential treatment requested     (confidential treatment requested)                     MOCF04         EDS/KELLWOOD
(confidential treatment requested     (confidential treatment requested)                     MOCF04         EDS/KELLWOOD
(confidential treatment requested     (confidential treatment requested)                     MOCF04         EDS/KELLWOOD
(confidential treatment requested     (confidential treatment requested)                     MOCF04         EDS/KELLWOOD
(confidential treatment requested     (confidential treatment requested)                     MOCF04         EDS/KELLWOOD
(confidential treatment requested     (confidential treatment requested)                     MOCF04         EDS/KELLWOOD
(confidential treatment requested     (confidential treatment requested)                     MOCF04         EDS/KELLWOOD
(confidential treatment requested     (confidential treatment requested)                     MOCF04         EDS/KELLWOOD
(confidential treatment requested     (confidential treatment requested)                     MOCF04         EDS/KELLWOOD
(confidential treatment requested     (confidential treatment requested)                     MOCF04         EDS/KELLWOOD
(confidential treatment requested     (confidential treatment requested)                     MOCF04         EDS/KELLWOOD
(confidential treatment requested     (confidential treatment requested)                     MOCF04         EDS/KELLWOOD
(confidential treatment requested     (confidential treatment requested)                     MOCF04         EDS/KELLWOOD
(confidential treatment requested     (confidential treatment requested)                     MOCF04         EDS/KELLWOOD
(confidential treatment requested     (confidential treatment requested)                     MOCF04         EDS/KELLWOOD
(confidential treatment requested     (confidential treatment requested)                     MOCF04         EDS/KELLWOOD
(confidential treatment requested     (confidential treatment requested)                     MOCF04         EDS/KELLWOOD
(confidential treatment requested     (confidential treatment requested)                     MOCF04         EDS/KELLWOOD
(confidential treatment requested     (confidential treatment requested)                     MOCF04         EDS/KELLWOOD
(confidential treatment requested     (confidential treatment requested)                     MOCF04         EDS/KELLWOOD
(confidential treatment requested     (confidential treatment requested)                     MOCF04         EDS/KELLWOOD
(confidential treatment requested     (confidential treatment requested)                     MOCF04         EDS/KELLWOOD
(confidential treatment requested     (confidential treatment requested)                     TNRT01         KELLWOOD SPORTS WEAR
(confidential treatment requested     (confidential treatment requested)                     TNRT01         KELLWOOD SPORTS WEAR
(confidential treatment requested     (confidential treatment requested)                     TNRT01         KELLWOOD SPORTS WEAR
(confidential treatment requested     (confidential treatment requested)                     TNRT01         KELLWOOD SPORTS WEAR
(confidential treatment requested     (confidential treatment requested)                     TNRT01         KELLWOOD SPORTS WEAR
(confidential treatment requested     (confidential treatment requested)                     TNRT01         KELLWOOD SPORTS WEAR
(confidential treatment requested     (confidential treatment requested)                     TNRT01         KELLWOOD SPORTS WEAR
(confidential treatment requested     (confidential treatment requested)                     TNRT01         KELLWOOD SPORTS WEAR
(confidential treatment requested     (confidential treatment requested)                     TNRT01         KELLWOOD SPORTS WEAR
(confidential treatment requested     (confidential treatment requested)                     TNRT01         KELLWOOD SPORTS WEAR
(confidential treatment requested     (confidential treatment requested)                     TNRT01         KELLWOOD SPORTS WEAR
(confidential treatment requested     (confidential treatment requested)                     TNRT01         KELLWOOD SPORTS WEAR
(confidential treatment requested     (confidential treatment requested)                     TNRT01         KELLWOOD SPORTS WEAR
(confidential treatment requested     (confidential treatment requested)                     TNRT01         KELLWOOD SPORTS WEAR
(confidential treatment requested     (confidential treatment requested)                     TNRT01         KELLWOOD SPORTS WEAR
(confidential treatment requested     (confidential treatment requested)                     TNRT01         KELLWOOD SPORTS WEAR
(confidential treatment requested     (confidential treatment requested)                     TNRT01         KELLWOOD SPORTS WEAR
(confidential treatment requested     (confidential treatment requested)                     MOCF04         EDS/KELLWOOD
(confidential treatment requested     (confidential treatment requested)                     MOCF04         EDS/KELLWOOD
------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
              ASSET#                                     LOC ADDRESS1                                Voucher #
---------------------------------------------------------------------------------------------------------------------------
(confidential treatment requested                    600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested                    600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested                    600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested                    600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested                    600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested                    600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested                    600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested                    600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested                    600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested                    600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested                    600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested                    600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested                    600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested                    600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested                    600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested                    600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested                    600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested                    600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested                    600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested                    600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested                    600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested                    600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested                    600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested                    600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested                    600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested                    600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested                    600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested                    600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested                    600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested                    208 N. TRENTON                     (confidential treatment requested)
(confidential treatment requested                    208 N. TRENTON                     (confidential treatment requested)
(confidential treatment requested                    208 N. TRENTON                     (confidential treatment requested)
(confidential treatment requested                    208 N. TRENTON                     (confidential treatment requested)
(confidential treatment requested                    208 N. TRENTON                     (confidential treatment requested)
(confidential treatment requested                    208 N. TRENTON                     (confidential treatment requested)
(confidential treatment requested                    208 N. TRENTON                     (confidential treatment requested)
(confidential treatment requested                    208 N. TRENTON                     (confidential treatment requested)
(confidential treatment requested                    208 N. TRENTON                     (confidential treatment requested)
(confidential treatment requested                    208 N. TRENTON                     (confidential treatment requested)
(confidential treatment requested                    208 N. TRENTON                     (confidential treatment requested)
(confidential treatment requested                    208 N. TRENTON                     (confidential treatment requested)
(confidential treatment requested                    208 N. TRENTON                     (confidential treatment requested)
(confidential treatment requested                    208 N. TRENTON                     (confidential treatment requested)
(confidential treatment requested                    208 N. TRENTON                     (confidential treatment requested)
(confidential treatment requested                    208 N. TRENTON                     (confidential treatment requested)
(confidential treatment requested                    208 N. TRENTON                     (confidential treatment requested)
(confidential treatment requested                    600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested                    600 KELLWOOD PARKWAY               (confidential treatment requested)
---------------------------------------------------------------------------------------------------------------------------

Schedule T: EDS Equipment Listing

------------------------------------------------------------------------------------------------------------------------------------
              ASSET#                      MFR       ITEM                 SERIAL                  DESCRIPTION    ENT SRVC    COST CAP
------------------------------------------------------------------------------------------------------------------------------------
(confidential treatment requested)     CISC/SYST            (confidential treatment requested)                  9803
(confidential treatment requested)     CISC/SYST            (confidential treatment requested)                  9803
(confidential treatment requested)     CISC/SYST            (confidential treatment requested)                  9804
(confidential treatment requested)     CISC/SYST            (confidential treatment requested)                  9804
(confidential treatment requested)     CISC/SYST            (confidential treatment requested)                  9804
(confidential treatment requested)     CISC/SYST            (confidential treatment requested)                  9804
(confidential treatment requested)     CISC/SYST            (confidential treatment requested)                  9804
(confidential treatment requested)     CISC/SYST            (confidential treatment requested)                  9804
(confidential treatment requested)     CISC/SYST            (confidential treatment requested)                  9804
(confidential treatment requested)     CISC/SYST            (confidential treatment requested)                  9804
(confidential treatment requested)     CISC/SYST            (confidential treatment requested)                  9804
(confidential treatment requested)     CISC/SYST            (confidential treatment requested)                  9804
(confidential treatment requested)     CISC/SYST            (confidential treatment requested)                  9804
(confidential treatment requested)     CISC/SYST            (confidential treatment requested)                  9804
(confidential treatment requested)     CISC/SYST            (confidential treatment requested)                  9804
(confidential treatment requested)     CISC/SYST            (confidential treatment requested)                  9804
(confidential treatment requested)     CISC/SYST            (confidential treatment requested)                  9804
(confidential treatment requested)     CISC/SYST            (confidential treatment requested)                  9804
(confidential treatment requested)     CISC/SYST            (confidential treatment requested)                  9804
(confidential treatment requested)     CISC/SYST            (confidential treatment requested)                  9804
(confidential treatment requested)     CISC/SYST            (confidential treatment requested)                  9804
(confidential treatment requested)     CISC/SYST            (confidential treatment requested)                  9804
(confidential treatment requested)     CISC/SYST            (confidential treatment requested)                  9804
(confidential treatment requested)     CISC/SYST            (confidential treatment requested)                  9804
(confidential treatment requested)     CISC/SYST            (confidential treatment requested)                  9804
(confidential treatment requested)     CISC/SYST            (confidential treatment requested)                  9804
(confidential treatment requested)     CISC/SYST            (confidential treatment requested)                  9804
(confidential treatment requested)     CISC/SYST            (confidential treatment requested)                  9804
(confidential treatment requested)     CISC/SYST            (confidential treatment requested)                  9804
(confidential treatment requested)     CISC/SYST            (confidential treatment requested)                  9903
(confidential treatment requested)     CISC/SYST            (confidential treatment requested)                  9712
(confidential treatment requested)     CISC/SYST            (confidential treatment requested)                  9804
(confidential treatment requested)     CISC/SYST            (confidential treatment requested)                  9902
(confidential treatment requested)     CISC/SYST            (confidential treatment requested)                  9811
(confidential treatment requested)     CISC/SYST            (confidential treatment requested)                  9812
(confidential treatment requested)     CISC/SYST            (confidential treatment requested)                  9803
(confidential treatment requested)     CISC/SYST            (confidential treatment requested)                  9803
(confidential treatment requested)     CISC/SYST            (confidential treatment requested)                  9803
(confidential treatment requested)     CISC/SYST            (confidential treatment requested)                  9803
(confidential treatment requested)     CISC/SYST            (confidential treatment requested)                  9803
(confidential treatment requested)     CISC/SYST            (confidential treatment requested)                  9803
(confidential treatment requested)     CISC/SYST            (confidential treatment requested)                  9810
(confidential treatment requested)     CISC/SYST            (confidential treatment requested)                  9802
(confidential treatment requested)     CISC/SYST            (confidential treatment requested)                  9807
(confidential treatment requested)     CISC/SYST            (confidential treatment requested)                  9901
(confidential treatment requested)     CISC/SYST            (confidential treatment requested)                  9901
(confidential treatment requested)     CISC/SYST            (confidential treatment requested)                  9901
(confidential treatment requested)     CISC/SYST            (confidential treatment requested)                  9811
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
              ASSET#                         ACCUM DEPR         BV            MTHLY DEPR       LOCCODE          LOC NAME
------------------------------------------------------------------------------------------------------------------------------------
(confidential treatment requested)     (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)                      MAW401         CAPE COD
(confidential treatment requested)     (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)                      TNRT01         KELLWOOD SPORTS WEAR
(confidential treatment requested)     (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)                      TNRT01         KELLWOOD SPORTS WEAR
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
              ASSET#                                   LOC ADDRESS1                                    Voucher #
------------------------------------------------------------------------------------------------------------------------------------
(confidential treatment requested)                 600 KELLWOOD PARKWAY                   (confidential treatment requested)
(confidential treatment requested)                 600 KELLWOOD PARKWAY                   (confidential treatment requested)
(confidential treatment requested)                 600 KELLWOOD PARKWAY                   (confidential treatment requested)
(confidential treatment requested)                 600 KELLWOOD PARKWAY                   (confidential treatment requested)
(confidential treatment requested)                 600 KELLWOOD PARKWAY                   (confidential treatment requested)
(confidential treatment requested)                 600 KELLWOOD PARKWAY                   (confidential treatment requested)
(confidential treatment requested)                 600 KELLWOOD PARKWAY                   (confidential treatment requested)
(confidential treatment requested)                 600 KELLWOOD PARKWAY                   (confidential treatment requested)
(confidential treatment requested)                 600 KELLWOOD PARKWAY                   (confidential treatment requested)
(confidential treatment requested)                 600 KELLWOOD PARKWAY                   (confidential treatment requested)
(confidential treatment requested)                 600 KELLWOOD PARKWAY                   (confidential treatment requested)
(confidential treatment requested)                 600 KELLWOOD PARKWAY                   (confidential treatment requested)
(confidential treatment requested)                 600 KELLWOOD PARKWAY                   (confidential treatment requested)
(confidential treatment requested)                 600 KELLWOOD PARKWAY                   (confidential treatment requested)
(confidential treatment requested)                 600 KELLWOOD PARKWAY                   (confidential treatment requested)
(confidential treatment requested)                 600 KELLWOOD PARKWAY                   (confidential treatment requested)
(confidential treatment requested)                 600 KELLWOOD PARKWAY                   (confidential treatment requested)
(confidential treatment requested)                 600 KELLWOOD PARKWAY                   (confidential treatment requested)
(confidential treatment requested)                 600 KELLWOOD PARKWAY                   (confidential treatment requested)
(confidential treatment requested)                 600 KELLWOOD PARKWAY                   (confidential treatment requested)
(confidential treatment requested)                 600 KELLWOOD PARKWAY                   (confidential treatment requested)
(confidential treatment requested)                 600 KELLWOOD PARKWAY                   (confidential treatment requested)
(confidential treatment requested)                 600 KELLWOOD PARKWAY                   (confidential treatment requested)
(confidential treatment requested)                 600 KELLWOOD PARKWAY                   (confidential treatment requested)
(confidential treatment requested)                 600 KELLWOOD PARKWAY                   (confidential treatment requested)
(confidential treatment requested)                 600 KELLWOOD PARKWAY                   (confidential treatment requested)
(confidential treatment requested)                 600 KELLWOOD PARKWAY                   (confidential treatment requested)
(confidential treatment requested)                 600 KELLWOOD PARKWAY                   (confidential treatment requested)
(confidential treatment requested)                 600 KELLWOOD PARKWAY                   (confidential treatment requested)
(confidential treatment requested)                 600 KELLWOOD PARKWAY                   (confidential treatment requested)
(confidential treatment requested)                 400 MANLEY STREET                      (confidential treatment requested)
(confidential treatment requested)                 600 KELLWOOD PARKWAY                   (confidential treatment requested)
(confidential treatment requested)                 600 KELLWOOD PARKWAY                   (confidential treatment requested)
(confidential treatment requested)                 208 N. TRENTON                         (confidential treatment requested)
(confidential treatment requested)                 600 KELLWOOD PARKWAY                   (confidential treatment requested)
(confidential treatment requested)                 600 KELLWOOD PARKWAY                   (confidential treatment requested)
(confidential treatment requested)                 600 KELLWOOD PARKWAY                   (confidential treatment requested)
(confidential treatment requested)                 600 KELLWOOD PARKWAY                   (confidential treatment requested)
(confidential treatment requested)                 600 KELLWOOD PARKWAY                   (confidential treatment requested)
(confidential treatment requested)                 600 KELLWOOD PARKWAY                   (confidential treatment requested)
(confidential treatment requested)                 600 KELLWOOD PARKWAY                   (confidential treatment requested)
(confidential treatment requested)                 600 KELLWOOD PARKWAY                   (confidential treatment requested)
(confidential treatment requested)                 600 KELLWOOD PARKWAY                   (confidential treatment requested)
(confidential treatment requested)                 600 KELLWOOD PARKWAY                   (confidential treatment requested)
(confidential treatment requested)                 600 KELLWOOD PARKWAY                   (confidential treatment requested)
(confidential treatment requested)                 600 KELLWOOD PARKWAY                   (confidential treatment requested)
(confidential treatment requested)                 600 KELLWOOD PARKWAY                   (confidential treatment requested)
(confidential treatment requested)                 208 N. TRENTON                         (confidential treatment requested)
------------------------------------------------------------------------------------------------------------------------------------

Schedule T: EDS Equipment Listing

                                   FA REPORT

------------------------------------------------------------------------------------------------------------------------------------
             ASSET#                   MFR      ITEM                SERIAL               DESCRIPTION     ENT SRVC      COST CAP
------------------------------------------------------------------------------------------------------------------------------------
(confidential treatment requested)  CISC/SYST             (confidential treatment requested)              9803
(confidential treatment requested)  CISC/SYST             (confidential treatment requested)              9803
(confidential treatment requested)  CISC/SYST             (confidential treatment requested)              9712
(confidential treatment requested)  CISC/SYST             (confidential treatment requested)              9810
(confidential treatment requested)  CISC/SYST             (confidential treatment requested)              9803
(confidential treatment requested)  CISC/SYST             (confidential treatment requested)              9803
(confidential treatment requested)  CISC/SYST             (confidential treatment requested)              9803
(confidential treatment requested)  CISC/SYST             (confidential treatment requested)              9803
(confidential treatment requested)  CISC/SYST             (confidential treatment requested)              9811
(confidential treatment requested)  CISC/SYST             (confidential treatment requested)              9807
(confidential treatment requested)  CISC/SYST             (confidential treatment requested)              9811
(confidential treatment requested)  CISC/SYST             (confidential treatment requested)              9811
(confidential treatment requested)  CISC/SYST             (confidential treatment requested)              9811
(confidential treatment requested)  CISC/SYST             (confidential treatment requested)              9811
(confidential treatment requested)  CISC/SYST             (confidential treatment requested)              9901
(confidential treatment requested)  CISC/SYST             (confidential treatment requested)              9901
(confidential treatment requested)  CISC/SYST             (confidential treatment requested)              9811
(confidential treatment requested)  CISC/SYST             (confidential treatment requested)              9906
(confidential treatment requested)  CISC/SYST             (confidential treatment requested)              0011
(confidential treatment requested)  CISC/SYST             (confidential treatment requested)              9809
(confidential treatment requested)  CISC/SYST             (confidential treatment requested)              9902
(confidential treatment requested)  CISC/SYST             (confidential treatment requested)              9811
(confidential treatment requested)  CISC/SYST             (confidential treatment requested)              9808
(confidential treatment requested)  CISC/SYST             (confidential treatment requested)              9812
(confidential treatment requested)  CISC/SYST             (confidential treatment requested)              9803
(confidential treatment requested)  CISC/SYST             (confidential treatment requested)              9803
(confidential treatment requested)  CISC/SYST             (confidential treatment requested)              9803
(confidential treatment requested)  CISC/SYST             (confidential treatment requested)              9803
(confidential treatment requested)  CISC/SYST             (confidential treatment requested)              9810
(confidential treatment requested)  CISC/SYST             (confidential treatment requested)              9810
(confidential treatment requested)  CISC/SYST             (confidential treatment requested)              9901
(confidential treatment requested)  CISCO                 (confidential treatment requested)              9803
(confidential treatment requested)  CISCO                 (confidential treatment requested)              9803
(confidential treatment requested)  CISCO                 (confidential treatment requested)              9803
(confidential treatment requested)  CISCO                 (confidential treatment requested)              9803
(confidential treatment requested)  CISCO                 (confidential treatment requested)              9803
(confidential treatment requested)  CISCO                 (confidential treatment requested)              9803
(confidential treatment requested)  CISCO                 (confidential treatment requested)              9803
(confidential treatment requested)  CISCO                 (confidential treatment requested)              9803
(confidential treatment requested)  CISCO                 (confidential treatment requested)              9803
(confidential treatment requested)  CLI/SE/AC             (confidential treatment requested)              9811
(confidential treatment requested)  CLI/SE/AC             (confidential treatment requested)              9901
(confidential treatment requested)  CLI/SE/AC             (confidential treatment requested)              9901
(confidential treatment requested)  CLI/SE/AC             (confidential treatment requested)              9811
(confidential treatment requested)  CLI/SE/AC             (confidential treatment requested)              9811
(confidential treatment requested)  CLI/SE/AC             (confidential treatment requested)              9811
(confidential treatment requested)  CLI/SE/AC             (confidential treatment requested)              9811
(confidential treatment requested)  CLI/SE/AC             (confidential treatment requested)              9811
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
             ASSET#                           ACCUM DEPR           BV     MTHLY DEPR  LOCCODE          LOC NAME
------------------------------------------------------------------------------------------------------------------------------------
(confidential treatment requested)    (confidential treatment requested)               MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)               MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)               MAW401         CAPE COD
(confidential treatment requested)    (confidential treatment requested)               MOCC13         AMERICAN RECREATION PRODUCTS
(confidential treatment requested)    (confidential treatment requested)               MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)               MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)               MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)               MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)               MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)               MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)               MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)               MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)               MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)               MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)               MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)               MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)               TNRT01         KELLWOOD SPORTS WEAR
(confidential treatment requested)    (confidential treatment requested)               MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)               MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)               MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)               MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)               TNRT01         KELLWOOD SPORTS WEAR
(confidential treatment requested)    (confidential treatment requested)               CA&E17         KELLWOOD WEST
(confidential treatment requested)    (confidential treatment requested)               MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)               MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)               MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)               MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)               MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)               MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)               MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)               MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)               MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)               MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)               MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)               MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)               MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)               MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)               MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)               MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)               MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)               MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)               MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)               MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)               MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)               MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)               MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)               MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)               MOCF04         EDS/KELLWOOD
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
              ASSET#                                     LOC ADDRESS1                             Voucher #
----------------------------------------------------------------------------------------------------------------------------
(confidential treatment requested)                  600 KELLWOOD PARKWAY                (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY                (confidential treatment requested)
(confidential treatment requested)                  400 MANLEY STREET                   (confidential treatment requested)
(confidential treatment requested)                  1224 FERN RIDGE PARKWAY             (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY                (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY                (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY                (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY                (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY                (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY                (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY                (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY                (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY                (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY                (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY                (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY                (confidential treatment requested)
(confidential treatment requested)                  208 N. TRENTON                      (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY                (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY                (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY                (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY                (confidential treatment requested)
(confidential treatment requested)                  208 N. TRENTON                      (confidential treatment requested)
(confidential treatment requested)                  13085 E. TEMPLE AVE.                (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY                (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY                (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY                (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY                (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY                (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY                (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY                (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY                (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY                (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY                (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY                (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY                (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY                (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY                (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY                (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY                (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY                (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY                (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY                (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY                (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY                (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY                (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY                (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY                (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY                (confidential treatment requested)
----------------------------------------------------------------------------------------------------------------------------

Schedule T: EDS Equipment Listing

------------------------------------------------------------------------------------------------------------------------------------
              ASSET#                     MFR     ITEM             SERIAL                    DESCRIPTION ENT SRVC COST CAP
------------------------------------------------------------------------------------------------------------------------------------
(confidential treatment requested)     CLI/SE/AC         (confidential treatment requested)              9811
(confidential treatment requested)     CLI/SE/AC         (confidential treatment requested)              9811
(confidential treatment requested)     CLI/SE/AC         (confidential treatment requested)              9811
(confidential treatment requested)     CLI/SE/AC         (confidential treatment requested)              9811
(confidential treatment requested)     COMP/COMP         (confidential treatment requested)              0005
(confidential treatment requested)     COMP/COMP         (confidential treatment requested)              9703
(confidential treatment requested)     COMP/COMP         (confidential treatment requested)              9703
(confidential treatment requested)     COMP/COMP         (confidential treatment requested)              9703
(confidential treatment requested)     COMP/COMP         (confidential treatment requested)              9803
(confidential treatment requested)     COMP/COMP         (confidential treatment requested)              9805
(confidential treatment requested)     COMP/COMP         (confidential treatment requested)              9901
(confidential treatment requested)     COMP/COMP         (confidential treatment requested)              9711
(confidential treatment requested)     COMP/COMP         (confidential treatment requested)              9809
(confidential treatment requested)     COMP/COMP         (confidential treatment requested)              9806
(confidential treatment requested)     COMP/COMP         (confidential treatment requested)              9809
(confidential treatment requested)     COMP/COMP         (confidential treatment requested)              0003
(confidential treatment requested)     COMP/COMP         (confidential treatment requested)              9806
(confidential treatment requested)     COMP/COMP         (confidential treatment requested)              9802
(confidential treatment requested)     COMP/COMP         (confidential treatment requested)              9812
(confidential treatment requested)     COMP/COMP         (confidential treatment requested)              9812
(confidential treatment requested)     COMP/COMP         (confidential treatment requested)              9812
(confidential treatment requested)     COMP/COMP         (confidential treatment requested)              9803
(confidential treatment requested)     COMP/COMP         (confidential treatment requested)              9711
(confidential treatment requested)     COMP/COMP         (confidential treatment requested)              9806
(confidential treatment requested)     COMP/COMP         (confidential treatment requested)              9806
(confidential treatment requested)     COMP/COMP         (confidential treatment requested)              9806
(confidential treatment requested)     COMP/COMP         (confidential treatment requested)              9806
(confidential treatment requested)     COMP/COMP         (confidential treatment requested)              9806
(confidential treatment requested)     COMP/COMP         (confidential treatment requested)              9806
(confidential treatment requested)     COMP/COMP         (confidential treatment requested)              9806
(confidential treatment requested)     COMP/COMP         (confidential treatment requested)              9806
(confidential treatment requested)     COMP/COMP         (confidential treatment requested)              9806
(confidential treatment requested)     COMP/COMP         (confidential treatment requested)              9806
(confidential treatment requested)     COMP/COMP         (confidential treatment requested)              9806
(confidential treatment requested)     COMP/COMP         (confidential treatment requested)              9806
(confidential treatment requested)     COMP/COMP         (confidential treatment requested)              9802
(confidential treatment requested)     COMP/COMP         (confidential treatment requested)              9802
(confidential treatment requested)     COMP/COMP         (confidential treatment requested)              9802
(confidential treatment requested)     COMP/COMP         (confidential treatment requested)              9802
(confidential treatment requested)     COMP/COMP         (confidential treatment requested)              9802
(confidential treatment requested)     COMP/COMP         (confidential treatment requested)              9802
(confidential treatment requested)     COMP/COMP         (confidential treatment requested)              9802
(confidential treatment requested)     COMP/COMP         (confidential treatment requested)              9802
(confidential treatment requested)     COMP/COMP         (confidential treatment requested)              9802
(confidential treatment requested)     COMP/COMP         (confidential treatment requested)              9802
(confidential treatment requested)     COMP/COMP         (confidential treatment requested)              9802
(confidential treatment requested)     COMP/COMP         (confidential treatment requested)              9802
(confidential treatment requested)     COMP/COMP         (confidential treatment requested)              9901
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
              ASSET#                      ACCUM DEPR          BV             MTHLY DEPR  LOCCODE          LOC NAME
------------------------------------------------------------------------------------------------------------------------------------
(confidential treatment requested)       (confidential treatment requested)              MOCF04         EDS/KELLWOOD
(confidential treatment requested)       (confidential treatment requested)              MOCF04         EDS/KELLWOOD
(confidential treatment requested)       (confidential treatment requested)              MOCF04         EDS/KELLWOOD
(confidential treatment requested)       (confidential treatment requested)              MOCF04         EDS/KELLWOOD
(confidential treatment requested)       (confidential treatment requested)              MOCF04         EDS/KELLWOOD
(confidential treatment requested)       (confidential treatment requested)              MOCF04         EDS/KELLWOOD
(confidential treatment requested)       (confidential treatment requested)              MOCF04         EDS/KELLWOOD
(confidential treatment requested)       (confidential treatment requested)              MOCF04         EDS/KELLWOOD
(confidential treatment requested)       (confidential treatment requested)              MOCF04         EDS/KELLWOOD
(confidential treatment requested)       (confidential treatment requested)              TXPLAD         ELECTRONIC DATA SYSTEMS
(confidential treatment requested)       (confidential treatment requested)              MOCF04         EDS/KELLWOOD
(confidential treatment requested)       (confidential treatment requested)              MOCF04         EDS/KELLWOOD
(confidential treatment requested)       (confidential treatment requested)              MOCF04         EDS/KELLWOOD
(confidential treatment requested)       (confidential treatment requested)              MOCF04         EDS/KELLWOOD
(confidential treatment requested)       (confidential treatment requested)              TNRT01         KELLWOOD SPORTS WEAR
(confidential treatment requested)       (confidential treatment requested)              MOCF04         EDS/KELLWOOD
(confidential treatment requested)       (confidential treatment requested)              MOCF04         EDS/KELLWOOD
(confidential treatment requested)       (confidential treatment requested)              MOCF04         EDS/KELLWOOD
(confidential treatment requested)       (confidential treatment requested)              MOCF04         EDS/KELLWOOD
(confidential treatment requested)       (confidential treatment requested)              MOCF04         EDS/KELLWOOD
(confidential treatment requested)       (confidential treatment requested)              MOCF04         EDS/KELLWOOD
(confidential treatment requested)       (confidential treatment requested)              MOCF04         EDS/KELLWOOD
(confidential treatment requested)       (confidential treatment requested)              MAW401         CAPE COD
(confidential treatment requested)       (confidential treatment requested)              MOCF04         EDS/KELLWOOD
(confidential treatment requested)       (confidential treatment requested)              MOCF04         EDS/KELLWOOD
(confidential treatment requested)       (confidential treatment requested)              MOCF04         EDS/KELLWOOD
(confidential treatment requested)       (confidential treatment requested)              MOCF04         EDS/KELLWOOD
(confidential treatment requested)       (confidential treatment requested)              MOCF04         EDS/KELLWOOD
(confidential treatment requested)       (confidential treatment requested)              MOCF04         EDS/KELLWOOD
(confidential treatment requested)       (confidential treatment requested)              MOCF04         EDS/KELLWOOD
(confidential treatment requested)       (confidential treatment requested)              MOCF04         EDS/KELLWOOD
(confidential treatment requested)       (confidential treatment requested)              MOCF04         EDS/KELLWOOD
(confidential treatment requested)       (confidential treatment requested)              MOCF04         EDS/KELLWOOD
(confidential treatment requested)       (confidential treatment requested)              MOCF04         EDS/KELLWOOD
(confidential treatment requested)       (confidential treatment requested)              MOCF04         EDS/KELLWOOD
(confidential treatment requested)       (confidential treatment requested)              MOCF04         EDS/KELLWOOD
(confidential treatment requested)       (confidential treatment requested)              MOCF04         EDS/KELLWOOD
(confidential treatment requested)       (confidential treatment requested)              MOCF04         EDS/KELLWOOD
(confidential treatment requested)       (confidential treatment requested)              MOCF04         EDS/KELLWOOD
(confidential treatment requested)       (confidential treatment requested)              MOCF04         EDS/KELLWOOD
(confidential treatment requested)       (confidential treatment requested)              MOCF04         EDS/KELLWOOD
(confidential treatment requested)       (confidential treatment requested)              MOCF04         EDS/KELLWOOD
(confidential treatment requested)       (confidential treatment requested)              MOCF04         EDS/KELLWOOD
(confidential treatment requested)       (confidential treatment requested)              MOCF04         EDS/KELLWOOD
(confidential treatment requested)       (confidential treatment requested)              MOCF04         EDS/KELLWOOD
(confidential treatment requested)       (confidential treatment requested)              MOCF04         EDS/KELLWOOD
(confidential treatment requested)       (confidential treatment requested)              MOCF04         EDS/KELLWOOD
(confidential treatment requested)       (confidential treatment requested)              MOCF04         EDS/KELLWOOD
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
              ASSET#                          LOC ADDRESS1                              Voucher #
------------------------------------------------------------------------------------------------------------------------------------
(confidential treatment requested)       600 KELLWOOD PARKWAY                   (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY                   (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY                   (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY                   (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY                   (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY                   (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY                   (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY                   (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY                   (confidential treatment requested)
(confidential treatment requested)       5400 LEGACY DRIVE (EDS CENTRE)         (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY                   (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY                   (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY                   (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY                   (confidential treatment requested)
(confidential treatment requested)       208 N. TRENTON                         (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY                   (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY                   (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY                   (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY                   (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY                   (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY                   (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY                   (confidential treatment requested)
(confidential treatment requested)       400 MANLEY STREET                      (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY                   (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY                   (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY                   (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY                   (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY                   (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY                   (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY                   (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY                   (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY                   (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY                   (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY                   (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY                   (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY                   (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY                   (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY                   (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY                   (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY                   (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY                   (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY                   (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY                   (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY                   (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY                   (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY                   (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY                   (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY                   (confidential treatment requested)
------------------------------------------------------------------------------------------------------------------------------------

Schedule T: EDS Equipment Listing

                                    FA REPORT

------------------------------------------------------------------------------------------------------------------------------------
              ASSET#                     MFR   ITEM      SERIAL                      DESCRIPTION    ENT SRVC   COST CAP
------------------------------------------------------------------------------------------------------------------------------------
(confidential treatment requested)  COMP/COMP       (confidential treatment requested)              9901
(confidential treatment requested)  COMP/COMP       (confidential treatment requested)              9901
(confidential treatment requested)  COMP/COMP       (confidential treatment requested)              9901
(confidential treatment requested)  COMP/COMP       (confidential treatment requested)              9901
(confidential treatment requested)  COMP/COMP       (confidential treatment requested)              9901
(confidential treatment requested)  COMP/COMP       (confidential treatment requested)              9901
(confidential treatment requested)  COMP/COMP       (confidential treatment requested)              9712
(confidential treatment requested)  COMP/COMP       (confidential treatment requested)              9712
(confidential treatment requested)  COMP/COMP       (confidential treatment requested)              9712
(confidential treatment requested)  COMP/COMP       (confidential treatment requested)              9804
(confidential treatment requested)  COMP/COMP       (confidential treatment requested)              9804
(confidential treatment requested)  COMP/COMP       (confidential treatment requested)              9804
(confidential treatment requested)  COMP/COMP       (confidential treatment requested)              9804
(confidential treatment requested)  COMP/COMP       (confidential treatment requested)              9804
(confidential treatment requested)  COMP/COMP       (confidential treatment requested)              9804
(confidential treatment requested)  COMP/COMP       (confidential treatment requested)              9803
(confidential treatment requested)  COMP/COMP       (confidential treatment requested)              9703
(confidential treatment requested)  COMP/COMP       (confidential treatment requested)              9703
(confidential treatment requested)  COMP/COMP       (confidential treatment requested)              9703
(confidential treatment requested)  COMP/COMP       (confidential treatment requested)              9703
(confidential treatment requested)  COMP/COMP       (confidential treatment requested)              9703
(confidential treatment requested)  COMP/COMP       (confidential treatment requested)              9703
(confidential treatment requested)  COMP/COMP       (confidential treatment requested)              9703
(confidential treatment requested)  COMP/COMP       (confidential treatment requested)              9804
(confidential treatment requested)  COMP/COMP       (confidential treatment requested)              9802
(confidential treatment requested)  COMP/COMP       (confidential treatment requested)              9804
(confidential treatment requested)  COMP/COMP       (confidential treatment requested)              9711
(confidential treatment requested)  COMP/COMP       (confidential treatment requested)              9805
(confidential treatment requested)  COMP/COMP       (confidential treatment requested)              9806
(confidential treatment requested)  COMP/COMP       (confidential treatment requested)              9806
(confidential treatment requested)  COMP/COMP       (confidential treatment requested)              9806
(confidential treatment requested)  COMP/COMP       (confidential treatment requested)              9809
(confidential treatment requested)  COMP/COMP       (confidential treatment requested)              9801
(confidential treatment requested)  COMP/COMP       (confidential treatment requested)              9802
(confidential treatment requested)  COMP/COMP       (confidential treatment requested)              9803
(confidential treatment requested)  COMP/COMP       (confidential treatment requested)              9803
(confidential treatment requested)  COMP/COMP       (confidential treatment requested)              9804
(confidential treatment requested)  COMP/COMP       (confidential treatment requested)              9710
(confidential treatment requested)  COMP/COMP       (confidential treatment requested)              9710
(confidential treatment requested)  COMP/COMP       (confidential treatment requested)              9803
(confidential treatment requested)  COMP/COMP       (confidential treatment requested)              9806
(confidential treatment requested)  COMP/COMP       (confidential treatment requested)              9806
(confidential treatment requested)  COMP/COMP       (confidential treatment requested)              9806
(confidential treatment requested)  COMP/COMP       (confidential treatment requested)              9806
(confidential treatment requested)  COMP/COMP       (confidential treatment requested)              9809
(confidential treatment requested)  COMP/COMP       (confidential treatment requested)              9809
(confidential treatment requested)  COMP/COMP       (confidential treatment requested)              9809
(confidential treatment requested)  COMP/COMP       (confidential treatment requested)              9803
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
            ASSET#                   ACCUM DEPR         BV            MTHLY DEPR  LOCCODE     LOC NAME               LOC ADDRESS1
------------------------------------------------------------------------------------------------------------------------------------
(confidential treatment requested)  (confidential treatment requested)            MOCF04  EDS/KELLWOOD          600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)            MOCF04  EDS/KELLWOOD          600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)            MOCF04  EDS/KELLWOOD          600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)            MOCF04  EDS/KELLWOOD          600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)            MOCF04  EDS/KELLWOOD          600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)            MOCF04  EDS/KELLWOOD          600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)            MAW401  CAPE COD              400 MANLEY STREET
(confidential treatment requested)  (confidential treatment requested)            MAW401  CAPE COD              400 MANLEY STREET
(confidential treatment requested)  (confidential treatment requested)            MAW401  CAPE COD              400 MANLEY STREET
(confidential treatment requested)  (confidential treatment requested)            MOCF04  EDS/KELLWOOD          600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)            MOCF04  EDS/KELLWOOD          600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)            MOCF04  EDS/KELLWOOD          600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)            MOCF04  EDS/KELLWOOD          600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)            MOCF04  EDS/KELLWOOD          600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)            MOCF04  EDS/KELLWOOD          600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)            MOCF04  EDS/KELLWOOD          600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)            MOCF04  EDS/KELLWOOD          600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)            MOCF04  EDS/KELLWOOD          600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)            MOCF04  EDS/KELLWOOD          600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)            MOCF04  EDS/KELLWOOD          600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)            MOCF04  EDS/KELLWOOD          600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)            MOCF04  EDS/KELLWOOD          600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)            MOCF04  EDS/KELLWOOD          600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)            MOCF04  EDS/KELLWOOD          600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)            MOCF04  EDS/KELLWOOD          600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)            MOCF04  EDS/KELLWOOD          600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)            MAW401  CAPE COD              400 MANLEY STREET
(confidential treatment requested)  (confidential treatment requested)            MOCF04  EDS/KELLWOOD          600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)            MOCF04  EDS/KELLWOOD          600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)            MOCF04  EDS/KELLWOOD          600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)            MOCF04  EDS/KELLWOOD          600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)            MOCF04  EDS/KELLWOOD          600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)            MOCF04  EDS/KELLWOOD          600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)            MOCF04  EDS/KELLWOOD          600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)            MOCF04  EDS/KELLWOOD          600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)            MOCF04  EDS/KELLWOOD          600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)            MOCF04  EDS/KELLWOOD          600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)            MOCF04  EDS/KELLWOOD          600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)            MOCF04  EDS/KELLWOOD          600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)            MOCF04  EDS/KELLWOOD          600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)            MOCF04  EDS/KELLWOOD          600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)            MOCF04  EDS/KELLWOOD          600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)            MOCF04  EDS/KELLWOOD          600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)            MOCF04  EDS/KELLWOOD          600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)            MOCF04  EDS/KELLWOOD          600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)            MOCF04  EDS/KELLWOOD          600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)            MOCF04  EDS/KELLWOOD          600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)            MOCF04  EDS/KELLWOOD          600 KELLWOOD PARKWAY
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             ASSET#                              Voucher #
--------------------------------------------------------------------------------
(confidential treatment requested)   (confidential treatment requested)
(confidential treatment requested)   (confidential treatment requested)
(confidential treatment requested)   (confidential treatment requested)
(confidential treatment requested)   (confidential treatment requested)
(confidential treatment requested)   (confidential treatment requested)
(confidential treatment requested)   (confidential treatment requested)
(confidential treatment requested)   (confidential treatment requested)
(confidential treatment requested)   (confidential treatment requested)
(confidential treatment requested)   (confidential treatment requested)
(confidential treatment requested)   (confidential treatment requested)
(confidential treatment requested)   (confidential treatment requested)
(confidential treatment requested)   (confidential treatment requested)
(confidential treatment requested)   (confidential treatment requested)
(confidential treatment requested)   (confidential treatment requested)
(confidential treatment requested)   (confidential treatment requested)
(confidential treatment requested)   (confidential treatment requested)
(confidential treatment requested)   (confidential treatment requested)
(confidential treatment requested)   (confidential treatment requested)
(confidential treatment requested)   (confidential treatment requested)
(confidential treatment requested)   (confidential treatment requested)
(confidential treatment requested)   (confidential treatment requested)
(confidential treatment requested)   (confidential treatment requested)
(confidential treatment requested)   (confidential treatment requested)
(confidential treatment requested)   (confidential treatment requested)
(confidential treatment requested)   (confidential treatment requested)
(confidential treatment requested)   (confidential treatment requested)
(confidential treatment requested)   (confidential treatment requested)
(confidential treatment requested)   (confidential treatment requested)
(confidential treatment requested)   (confidential treatment requested)
(confidential treatment requested)   (confidential treatment requested)
(confidential treatment requested)   (confidential treatment requested)
(confidential treatment requested)   (confidential treatment requested)
(confidential treatment requested)   (confidential treatment requested)
(confidential treatment requested)   (confidential treatment requested)
(confidential treatment requested)   (confidential treatment requested)
(confidential treatment requested)   (confidential treatment requested)
(confidential treatment requested)   (confidential treatment requested)
(confidential treatment requested)   (confidential treatment requested)
(confidential treatment requested)   (confidential treatment requested)
(confidential treatment requested)   (confidential treatment requested)
(confidential treatment requested)   (confidential treatment requested)
(confidential treatment requested)   (confidential treatment requested)
(confidential treatment requested)   (confidential treatment requested)
(confidential treatment requested)   (confidential treatment requested)
(confidential treatment requested)   (confidential treatment requested)
(confidential treatment requested)   (confidential treatment requested)
(confidential treatment requested)   (confidential treatment requested)
(confidential treatment requested)   (confidential treatment requested)

--------------------------------------------------------------------------------

Schedule T: EDS Equipment Listing

-----------------------------------------------------------------------------------------------------------------------------------
              ASSET#                         MFR      ITEM           SERIAL                     DESCRIPTION   ENT SRVC   COST CAP
(confidential treatment requested)        COMP/COMP           (confidential treatment requested)              9810
(confidential treatment requested)        COMP/COMP           (confidential treatment requested)              9802
(confidential treatment requested)        COMP/COMP           (confidential treatment requested)              9802
(confidential treatment requested)        COMP/COMP           (confidential treatment requested)              9802
(confidential treatment requested)        COMP/COMP           (confidential treatment requested)              9802
(confidential treatment requested)        COMP/COMP           (confidential treatment requested)              9806
(confidential treatment requested)        COMP/COMP           (confidential treatment requested)              9806
(confidential treatment requested)        COMP/COMP           (confidential treatment requested)              9806
(confidential treatment requested)        COMP/COMP           (confidential treatment requested)              9712
(confidential treatment requested)        COMP/COMP           (confidential treatment requested)              9712
(confidential treatment requested)        COMP/COMP           (confidential treatment requested)              9712
(confidential treatment requested)        COMP/COMP           (confidential treatment requested)              9712
(confidential treatment requested)        COMP/COMP           (confidential treatment requested)              9803
(confidential treatment requested)        COMP/COMP           (confidential treatment requested)              9803
(confidential treatment requested)        COMP/COMP           (confidential treatment requested)              9803
(confidential treatment requested)        COMP/COMP           (confidential treatment requested)              9805
(confidential treatment requested)        COMP/COMP           (confidential treatment requested)              9805
(confidential treatment requested)        COMP/COMP           (confidential treatment requested)              9804
(confidential treatment requested)        COMP/COMP           (confidential treatment requested)              9804
(confidential treatment requested)        COMP/COMP           (confidential treatment requested)              9804
(confidential treatment requested)        COMP/COMP           (confidential treatment requested)              9804
(confidential treatment requested)        COMP/COMP           (confidential treatment requested)              9804
(confidential treatment requested)        COMP/COMP           (confidential treatment requested)              9804
(confidential treatment requested)        COMP/COMP           (confidential treatment requested)              9802
(confidential treatment requested)        COMP/COMP           (confidential treatment requested)              9802
(confidential treatment requested)        COMP/COMP           (confidential treatment requested)              9802
(confidential treatment requested)        COMP/COMP           (confidential treatment requested)              9802
(confidential treatment requested)        COMP/COMP           (confidential treatment requested)              9706
(confidential treatment requested)        COMP/COMP           (confidential treatment requested)              9706
(confidential treatment requested)        COMP/COMP           (confidential treatment requested)              9706
(confidential treatment requested)        COMP/COMP           (confidential treatment requested)              9706
(confidential treatment requested)        COMP/COMP           (confidential treatment requested)              9706
(confidential treatment requested)        COMP/COMP           (confidential treatment requested)              9803
(confidential treatment requested)        COMP/COMP           (confidential treatment requested)              9711
(confidential treatment requested)        COMP/COMP           (confidential treatment requested)              9711
(confidential treatment requested)        COMP/COMP           (confidential treatment requested)              9803
(confidential treatment requested)        COMP/COMP           (confidential treatment requested)              9803
(confidential treatment requested)        COMP/COMP           (confidential treatment requested)              9803
(confidential treatment requested)        COMP/COMP           (confidential treatment requested)              9803
(confidential treatment requested)        COMP/COMP           (confidential treatment requested)              9706
(confidential treatment requested)        COMP/COMP           (confidential treatment requested)              9706
(confidential treatment requested)        COMP/COMP           (confidential treatment requested)              9706
(confidential treatment requested)        COMP/COMP           (confidential treatment requested)              9706
(confidential treatment requested)        COMP/COMP           (confidential treatment requested)              9706
(confidential treatment requested)        COMP/COMP           (confidential treatment requested)              9706
(confidential treatment requested)        COMP/COMP           (confidential treatment requested)              9706
(confidential treatment requested)        COMP/COMP           (confidential treatment requested)              9806
(confidential treatment requested)        COMP/COMP           (confidential treatment requested)              9806

                ASSET#                     ACCUM DEPR         BV          MTHLY DEPR   LOCCODE           LOC NAME
(confidential treatment requested)     (confidential treatment requested)               MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)               MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)               MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)               MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)               MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)               MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)               MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)               MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)               MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)               MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)               MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)               MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)               MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)               MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)               MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)               MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)               TXPLAD         ELECTRONIC DATA SYSTEMS
(confidential treatment requested)     (confidential treatment requested)               MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)               MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)               MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)               MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)               MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)               MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)               MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)               MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)               MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)               MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)               MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)               MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)               MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)               MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)               MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)               MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)               MAW401         CAPE COD
(confidential treatment requested)     (confidential treatment requested)               MAW401         CAPE COD
(confidential treatment requested)     (confidential treatment requested)               MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)               MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)               MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)               MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)               MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)               MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)               MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)               MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)               MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)               MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)               MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)               MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)               MOCF04         EDS/KELLWOOD

          ASSET#                          LOC ADDRESS/1/                                Voucher #
(confidential treatment requested)     600 KELLWOOD PARKWAY                 (confidential treatment requested)
(confidential treatment requested)     600 KELLWOOD PARKWAY                 (confidential treatment requested)
(confidential treatment requested)     600 KELLWOOD PARKWAY                 (confidential treatment requested)
(confidential treatment requested)     600 KELLWOOD PARKWAY                 (confidential treatment requested)
(confidential treatment requested)     600 KELLWOOD PARKWAY                 (confidential treatment requested)
(confidential treatment requested)     600 KELLWOOD PARKWAY                 (confidential treatment requested)
(confidential treatment requested)     600 KELLWOOD PARKWAY                 (confidential treatment requested)
(confidential treatment requested)     600 KELLWOOD PARKWAY                 (confidential treatment requested)
(confidential treatment requested)     600 KELLWOOD PARKWAY                 (confidential treatment requested)
(confidential treatment requested)     600 KELLWOOD PARKWAY                 (confidential treatment requested)
(confidential treatment requested)     600 KELLWOOD PARKWAY                 (confidential treatment requested)
(confidential treatment requested)     600 KELLWOOD PARKWAY                 (confidential treatment requested)
(confidential treatment requested)     600 KELLWOOD PARKWAY                 (confidential treatment requested)
(confidential treatment requested)     600 KELLWOOD PARKWAY                 (confidential treatment requested)
(confidential treatment requested)     600 KELLWOOD PARKWAY                 (confidential treatment requested)
(confidential treatment requested)     600 KELLWOOD PARKWAY                 (confidential treatment requested)
(confidential treatment requested)     5400 LEGACY DRIVE (EDS CENTRE)       (confidential treatment requested)
(confidential treatment requested)     600 KELLWOOD PARKWAY                 (confidential treatment requested)
(confidential treatment requested)     600 KELLWOOD PARKWAY                 (confidential treatment requested)
(confidential treatment requested)     600 KELLWOOD PARKWAY                 (confidential treatment requested)
(confidential treatment requested)     600 KELLWOOD PARKWAY                 (confidential treatment requested)
(confidential treatment requested)     600 KELLWOOD PARKWAY                 (confidential treatment requested)
(confidential treatment requested)     600 KELLWOOD PARKWAY                 (confidential treatment requested)
(confidential treatment requested)     600 KELLWOOD PARKWAY                 (confidential treatment requested)
(confidential treatment requested)     600 KELLWOOD PARKWAY                 (confidential treatment requested)
(confidential treatment requested)     600 KELLWOOD PARKWAY                 (confidential treatment requested)
(confidential treatment requested)     600 KELLWOOD PARKWAY                 (confidential treatment requested)
(confidential treatment requested)     600 KELLWOOD PARKWAY                 (confidential treatment requested)
(confidential treatment requested)     600 KELLWOOD PARKWAY                 (confidential treatment requested)
(confidential treatment requested)     600 KELLWOOD PARKWAY                 (confidential treatment requested)
(confidential treatment requested)     600 KELLWOOD PARKWAY                 (confidential treatment requested)
(confidential treatment requested)     600 KELLWOOD PARKWAY                 (confidential treatment requested)
(confidential treatment requested)     600 KELLWOOD PARKWAY                 (confidential treatment requested)
(confidential treatment requested)     400 MANLEY STREET                    (confidential treatment requested)
(confidential treatment requested)     400 MANLEY STREET                    (confidential treatment requested)
(confidential treatment requested)     600 KELLWOOD PARKWAY                 (confidential treatment requested)
(confidential treatment requested)     600 KELLWOOD PARKWAY                 (confidential treatment requested)
(confidential treatment requested)     600 KELLWOOD PARKWAY                 (confidential treatment requested)
(confidential treatment requested)     600 KELLWOOD PARKWAY                 (confidential treatment requested)
(confidential treatment requested)     600 KELLWOOD PARKWAY                 (confidential treatment requested)
(confidential treatment requested)     600 KELLWOOD PARKWAY                 (confidential treatment requested)
(confidential treatment requested)     600 KELLWOOD PARKWAY                 (confidential treatment requested)
(confidential treatment requested)     600 KELLWOOD PARKWAY                 (confidential treatment requested)
(confidential treatment requested)     600 KELLWOOD PARKWAY                 (confidential treatment requested)
(confidential treatment requested)     600 KELLWOOD PARKWAY                 (confidential treatment requested)
(confidential treatment requested)     600 KELLWOOD PARKWAY                 (confidential treatment requested)
(confidential treatment requested)     600 KELLWOOD PARKWAY                 (confidential treatment requested)
(confidential treatment requested)     600 KELLWOOD PARKWAY                 (confidential treatment requested)
-----------------------------------------------------------------------------------------------------------------------------------

Schedule T: EDS Equipment Listing

------------------------------------------------------------------------------------------------------------------------------------
              ASSET#                      MFR       ITEM                SERIAL                  DESCRIPTION      ENT SRVC   COST CAP
------------------------------------------------------------------------------------------------------------------------------------
(confidential treatment requested)     COMP/COMP          (confidential treatment requested)                       9806
(confidential treatment requested)     COMP/COMP          (confidential treatment requested)                       9803
(confidential treatment requested)     COMP/COMP          (confidential treatment requested)                       9803
(confidential treatment requested)     COMP/COMP          (confidential treatment requested)                       9806
(confidential treatment requested)     COMP/COMP          (confidential treatment requested)                       9802
(confidential treatment requested)     COMP/COMP          (confidential treatment requested)                       9802
(confidential treatment requested)     COMP/COMP          (confidential treatment requested)                       9802
(confidential treatment requested)     COMP/COMP          (confidential treatment requested)                       9802
(confidential treatment requested)     COMP/COMP          (confidential treatment requested)                       9901
(confidential treatment requested)     COMP/COMP          (confidential treatment requested)                       9901
(confidential treatment requested)     COMP/COMP          (confidential treatment requested)                       9810
(confidential treatment requested)     COMP/COMP          (confidential treatment requested)                       9810
(confidential treatment requested)     COMP/COMP          (confidential treatment requested)                       9810
(confidential treatment requested)     COMP/COMP          (confidential treatment requested)                       9806
(confidential treatment requested)     COMP/COMP          (confidential treatment requested)                       9806
(confidential treatment requested)     COMP/COMP          (confidential treatment requested)                       9806
(confidential treatment requested)     COMP/COMP          (confidential treatment requested)                       9806
(confidential treatment requested)     COMP/COMP          (confidential treatment requested)                       9802
(confidential treatment requested)     COMP/COMP          (confidential treatment requested)                       9802
(confidential treatment requested)     COMP/COMP          (confidential treatment requested)                       9802
(confidential treatment requested)     COMP/COMP          (confidential treatment requested)                       9802
(confidential treatment requested)     COMP/COMP          (confidential treatment requested)                       9901
(confidential treatment requested)     COMP/COMP          (confidential treatment requested)                       9901
(confidential treatment requested)     COMP/COMP          (confidential treatment requested)                       9809
(confidential treatment requested)     COMP/COMP          (confidential treatment requested)                       9809
(confidential treatment requested)     COMP/COMP          (confidential treatment requested)                       9809
(confidential treatment requested)     COMP/COMP          (confidential treatment requested)                       9806
(confidential treatment requested)     COMP/COMP          (confidential treatment requested)                       9806
(confidential treatment requested)     COMP/COMP          (confidential treatment requested)                       9806
(confidential treatment requested)     COMP/COMP          (confidential treatment requested)                       9806
(confidential treatment requested)     COMP/COMP          (confidential treatment requested)                       9802
(confidential treatment requested)     COMP/COMP          (confidential treatment requested)                       9802
(confidential treatment requested)     COMP/COMP          (confidential treatment requested)                       9802
(confidential treatment requested)     COMP/COMP          (confidential treatment requested)                       9802
(confidential treatment requested)     COMP/COMP          (confidential treatment requested)                       9803
(confidential treatment requested)     COMP/COMP          (confidential treatment requested)                       9803
(confidential treatment requested)     COMP/COMP          (confidential treatment requested)                       9901
(confidential treatment requested)     COMP/COMP          (confidential treatment requested)                       9901
(confidential treatment requested)     COMP/COMP          (confidential treatment requested)                       9901
(confidential treatment requested)     COMP/COMP          (confidential treatment requested)                       9901
(confidential treatment requested)     COMP/COMP          (confidential treatment requested)                       9811
(confidential treatment requested)     COMP/COMP          (confidential treatment requested)                       9811
(confidential treatment requested)     COMP/COMP          (confidential treatment requested)                       9811
(confidential treatment requested)     COMP/COMP          (confidential treatment requested)                       9703
(confidential treatment requested)     COMP/COMP          (confidential treatment requested)                       9703
(confidential treatment requested)     COMP/COMP          (confidential treatment requested)                       9703
(confidential treatment requested)     COMP/COMP          (confidential treatment requested)                       9703
(confidential treatment requested)     COMP/COMP          (confidential treatment requested)                       9703

------------------------------------------------------------------------------------------------------------------------------------
              ASSET#                     ACCUM DEPR            BV       MTHLY DEPR   LOCCODE      LOC NAME         LOC ADDRESS1
------------------------------------------------------------------------------------------------------------------------------------
(confidential treatment requested)   (confidential treatment requested)              MOCF04     EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)              MOCF04     EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)              MOCF04     EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)              MOCF04     EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)              MOCF04     EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)              MOCF04     EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)              MOCF04     EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)              MOCF04     EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)              MOCF04     EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)              MOCF04     EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)              MOCF04     EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)              MOCF04     EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)              MOCF04     EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)              MOCF04     EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)              MOCF04     EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)              MOCF04     EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)              MOCF04     EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)              MOCF04     EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)              MOCF04     EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)              MOCF04     EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)              MOCF04     EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)              MOCF04     EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)              MOCF04     EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)              MOCF04     EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)              MOCF04     EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)              MOCF04     EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)              MOCF04     EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)              MOCF04     EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)              MOCF04     EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)              MOCF04     EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)              MOCF04     EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)              MOCF04     EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)              MOCF04     EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)              MOCF04     EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)              MOCF04     EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)              MOCF04     EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)              MOCF04     EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)              MOCF04     EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)              MOCF04     EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)              MOCF04     EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)              MOCF04     EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)              MOCF04     EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)              MOCF04     EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)              MOCF04     EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)              MOCF04     EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)              MOCF04     EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)              MOCF04     EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)              MOCF04     EDS/KELLWOOD    600 KELLWOOD PARKWAY

--------------------------------------------------------------------------------
              ASSET#                             Voucher #
--------------------------------------------------------------------------------
(confidential treatment requested)   (confidential treatment requested)
(confidential treatment requested)   (confidential treatment requested)
(confidential treatment requested)   (confidential treatment requested)
(confidential treatment requested)   (confidential treatment requested)
(confidential treatment requested)   (confidential treatment requested)
(confidential treatment requested)   (confidential treatment requested)
(confidential treatment requested)   (confidential treatment requested)
(confidential treatment requested)   (confidential treatment requested)
(confidential treatment requested)   (confidential treatment requested)
(confidential treatment requested)   (confidential treatment requested)
(confidential treatment requested)   (confidential treatment requested)
(confidential treatment requested)   (confidential treatment requested)
(confidential treatment requested)   (confidential treatment requested)
(confidential treatment requested)   (confidential treatment requested)
(confidential treatment requested)   (confidential treatment requested)
(confidential treatment requested)   (confidential treatment requested)
(confidential treatment requested)   (confidential treatment requested)
(confidential treatment requested)   (confidential treatment requested)
(confidential treatment requested)   (confidential treatment requested)
(confidential treatment requested)   (confidential treatment requested)
(confidential treatment requested)   (confidential treatment requested)
(confidential treatment requested)   (confidential treatment requested)
(confidential treatment requested)   (confidential treatment requested)
(confidential treatment requested)   (confidential treatment requested)
(confidential treatment requested)   (confidential treatment requested)
(confidential treatment requested)   (confidential treatment requested)
(confidential treatment requested)   (confidential treatment requested)
(confidential treatment requested)   (confidential treatment requested)
(confidential treatment requested)   (confidential treatment requested)
(confidential treatment requested)   (confidential treatment requested)
(confidential treatment requested)   (confidential treatment requested)
(confidential treatment requested)   (confidential treatment requested)
(confidential treatment requested)   (confidential treatment requested)
(confidential treatment requested)   (confidential treatment requested)
(confidential treatment requested)   (confidential treatment requested)
(confidential treatment requested)   (confidential treatment requested)
(confidential treatment requested)   (confidential treatment requested)
(confidential treatment requested)   (confidential treatment requested)
(confidential treatment requested)   (confidential treatment requested)
(confidential treatment requested)   (confidential treatment requested)
(confidential treatment requested)   (confidential treatment requested)
(confidential treatment requested)   (confidential treatment requested)
(confidential treatment requested)   (confidential treatment requested)
(confidential treatment requested)   (confidential treatment requested)
(confidential treatment requested)   (confidential treatment requested)
(confidential treatment requested)   (confidential treatment requested)
(confidential treatment requested)   (confidential treatment requested)
(confidential treatment requested)   (confidential treatment requested)

Schedule T: EDS Equipment Listing

------------------------------------------------------------------------------------------------------------------------------------
              ASSET#                      MFR      ITEM                 SERIAL                 DESCRIPTION     ENT SRVC    COST CAP
------------------------------------------------------------------------------------------------------------------------------------
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                    9703
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                    9703
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                    9703
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                    9703
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                    9703
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                    9703
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                    9703
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                    9703
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                    9703
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                    9703
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                    9703
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                    9703
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                    9703
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                    9703
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                    9703
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                    9703
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                    9703
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                    9703
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                    9703
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                    9703
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                    9703
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                    9703
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                    9703
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                    9703
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                    9703
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                    9810
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                    9803
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                    9810
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                    9803
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                    9803
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                    9803
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                    9810
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                    9901
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                    9901
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                    9804
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                    9810
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                    9810
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                    9812
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                    9810
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                    9810
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                    9810
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                    9803
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                    9902
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                    9803
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                    9803
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                    9901
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                    9706
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                    9706

------------------------------------------------------------------------------------------------------------------------------------
              ASSET#                       ACCUM DEPR         BV         MTHLY DEPR   LOCCODE     LOC NAME          LOC ADDRESS1
------------------------------------------------------------------------------------------------------------------------------------
(confidential treatment requested)   (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY

-----------------------------------------------------------------------------------
              ASSET#                                         Voucher #
-----------------------------------------------------------------------------------
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)

Schedule T: EDS Equipment Listing

                                    FA REPORT

--------------------------------------------------------------------------------------------------------------------------
              ASSET#                  MFR      ITEM              SERIAL                   DESCRIPTION   ENT SRVC  COST CAP
--------------------------------------------------------------------------------------------------------------------------
(confidential treatment requested   COMP/COMP        (confidential treatment requested)                  9706
(confidential treatment requested   COMP/COMP        (confidential treatment requested)                  9706
(confidential treatment requested   COMP/COMP        (confidential treatment requested)                  9706
(confidential treatment requested   COMP/COMP        (confidential treatment requested)                  9710
(confidential treatment requested   COMP/COMP        (confidential treatment requested)                  9803
(confidential treatment requested   COMP/COMP        (confidential treatment requested)                  9802
(confidential treatment requested   COMP/COMP        (confidential treatment requested)                  9806
(confidential treatment requested   COMP/COMP        (confidential treatment requested)                  9809
(confidential treatment requested   COMP/COMP        (confidential treatment requested)                  9901
(confidential treatment requested   COMP/COMP        (confidential treatment requested)                  9809
(confidential treatment requested   COMP/COMP        (confidential treatment requested)                  9803
(confidential treatment requested   COMP/COMP        (confidential treatment requested)                  9805
(confidential treatment requested   COMP/COMP        (confidential treatment requested)                  9803
(confidential treatment requested   COMP/COMP        (confidential treatment requested)                  9711
(confidential treatment requested   COMP/COMP        (confidential treatment requested)                  9711
(confidential treatment requested   COMP/COMP        (confidential treatment requested)                  9904
(confidential treatment requested   COMP/COMP        (confidential treatment requested)                  9904
(confidential treatment requested   COMP/COMP        (confidential treatment requested)                  9806
(confidential treatment requested   COMP/COMP        (confidential treatment requested)                  9901
(confidential treatment requested   COMP/COMP        (confidential treatment requested)                  9811
(confidential treatment requested   COMP/COMP        (confidential treatment requested)                  9811
(confidential treatment requested   COMP/COMP        (confidential treatment requested)                  9803
(confidential treatment requested   COMP/COMP        (confidential treatment requested)                  9711
(confidential treatment requested   COMP/COMP        (confidential treatment requested)                  9809
(confidential treatment requested   COMP/COMP        (confidential treatment requested)                  9806
(confidential treatment requested   COMP/COMP        (confidential treatment requested)                  9809
(confidential treatment requested   COMP/COMP        (confidential treatment requested)                  9803
(confidential treatment requested   COMP/COMP        (confidential treatment requested)                  9711
(confidential treatment requested   COMP/COMP        (confidential treatment requested)                  9702
(confidential treatment requested   COMP/COMP        (confidential treatment requested)                  9702
(confidential treatment requested   COMP/COMP        (confidential treatment requested)                  9702
(confidential treatment requested   COMP/COMP        (confidential treatment requested)                  9702
(confidential treatment requested   COMP/COMP        (confidential treatment requested)                  9702
(confidential treatment requested   COMP/COMP        (confidential treatment requested)                  9702
(confidential treatment requested   COMP/COMP        (confidential treatment requested)                  9702
(confidential treatment requested   COMP/COMP        (confidential treatment requested)                  9702
(confidential treatment requested   COMP/COMP        (confidential treatment requested)                  9702
(confidential treatment requested   COMP/COMP        (confidential treatment requested)                  9708
(confidential treatment requested   COMP/COMP        (confidential treatment requested)                  9708
(confidential treatment requested   COMP/COMP        (confidential treatment requested)                  9707
(confidential treatment requested   COMP/COMP        (confidential treatment requested)                  9707
(confidential treatment requested   COMP/COMP        (confidential treatment requested)                  9710
(confidential treatment requested   COMP/COMP        (confidential treatment requested)                  9710
(confidential treatment requested   COMP/COMP        (confidential treatment requested)                  9801
(confidential treatment requested   COMP/COMP        (confidential treatment requested)                  9803
(confidential treatment requested   COMP/COMP        (confidential treatment requested)                  9803
(confidential treatment requested   COMP/COMP        (confidential treatment requested)                  9803
(confidential treatment requested   COMP/COMP        (confidential treatment requested)                  9803
--------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
              ASSET#                    ACCUM DEPR         BV         MTHLY DEPR  LOCCODE           LOC NAME
-------------------------------------------------------------------------------------------------------------------
(confidential treatment requested  (confidential treatment requested)             MOCF04   EDS/KELLWOOD
(confidential treatment requested  (confidential treatment requested)             MOCF04   EDS/KELLWOOD
(confidential treatment requested  (confidential treatment requested)             MOCF04   EDS/KELLWOOD
(confidential treatment requested  (confidential treatment requested)             MOCF04   EDS/KELLWOOD
(confidential treatment requested  (confidential treatment requested)             MOCF04   EDS/KELLWOOD
(confidential treatment requested  (confidential treatment requested)             MOCF04   EDS/KELLWOOD
(confidential treatment requested  (confidential treatment requested)             MOCF04   EDS/KELLWOOD
(confidential treatment requested  (confidential treatment requested)             MOCF04   EDS/KELLWOOD
(confidential treatment requested  (confidential treatment requested)             MOCF04   EDS/KELLWOOD
(confidential treatment requested  (confidential treatment requested)             MOCF04   EDS/KELLWOOD
(confidential treatment requested  (confidential treatment requested)             MOCF04   EDS/KELLWOOD
(confidential treatment requested  (confidential treatment requested)             TXPLAD   ELECTRONIC DATA SYSTEMS
(confidential treatment requested  (confidential treatment requested)             MOCF04   EDS/KELLWOOD
(confidential treatment requested  (confidential treatment requested)             MAW401   CAPE COD
(confidential treatment requested  (confidential treatment requested)             MOCF04   EDS/KELLWOOD
(confidential treatment requested  (confidential treatment requested)             MOCF04   EDS/KELLWOOD
(confidential treatment requested  (confidential treatment requested)             MOCF04   EDS/KELLWOOD
(confidential treatment requested  (confidential treatment requested)             MOCF04   EDS/KELLWOOD
(confidential treatment requested  (confidential treatment requested)             MOCF04   EDS/KELLWOOD
(confidential treatment requested  (confidential treatment requested)             MOCF04   EDS/KELLWOOD
(confidential treatment requested  (confidential treatment requested)             MOCF04   EDS/KELLWOOD
(confidential treatment requested  (confidential treatment requested)             MOCF04   EDS/KELLWOOD
(confidential treatment requested  (confidential treatment requested)             MOCF04   EDS/KELLWOOD
(confidential treatment requested  (confidential treatment requested)             MOCF04   EDS/KELLWOOD
(confidential treatment requested  (confidential treatment requested)             MOCF04   EDS/KELLWOOD
(confidential treatment requested  (confidential treatment requested)             MOCF04   EDS/KELLWOOD
(confidential treatment requested  (confidential treatment requested)             MOCF04   EDS/KELLWOOD
(confidential treatment requested  (confidential treatment requested)             MAW401   CAPE COD
(confidential treatment requested  (confidential treatment requested)             MOCF04   EDS/KELLWOOD
(confidential treatment requested  (confidential treatment requested)             MOCF04   EDS/KELLWOOD
(confidential treatment requested  (confidential treatment requested)             MOCF04   EDS/KELLWOOD
(confidential treatment requested  (confidential treatment requested)             MOCF04   EDS/KELLWOOD
(confidential treatment requested  (confidential treatment requested)             MOCF04   EDS/KELLWOOD
(confidential treatment requested  (confidential treatment requested)             MOCF04   EDS/KELLWOOD
(confidential treatment requested  (confidential treatment requested)             MOCF04   EDS/KELLWOOD
(confidential treatment requested  (confidential treatment requested)             MOCF04   EDS/KELLWOOD
(confidential treatment requested  (confidential treatment requested)             MOCF04   EDS/KELLWOOD
(confidential treatment requested  (confidential treatment requested)             MOCF04   EDS/KELLWOOD
(confidential treatment requested  (confidential treatment requested)             MOCF04   EDS/KELLWOOD
(confidential treatment requested  (confidential treatment requested)             MOCF04   EDS/KELLWOOD
(confidential treatment requested  (confidential treatment requested)             MOCF04   EDS/KELLWOOD
(confidential treatment requested  (confidential treatment requested)             MOCF04   EDS/KELLWOOD
(confidential treatment requested  (confidential treatment requested)             MOCF04   EDS/KELLWOOD
(confidential treatment requested  (confidential treatment requested)             MOCF04   EDS/KELLWOOD
(confidential treatment requested  (confidential treatment requested)             MOCF04   EDS/KELLWOOD
(confidential treatment requested  (confidential treatment requested)             MOCF04   EDS/KELLWOOD
(confidential treatment requested  (confidential treatment requested)             MOCF04   EDS/KELLWOOD
(confidential treatment requested  (confidential treatment requested)             MOCF04   EDS/KELLWOOD
-------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
              ASSET#                           LOC ADDRESS1                   Voucher #
-----------------------------------------------------------------------------------------------------
(confidential treatment requested   600 KELLWOOD PARKWAY           (confidential treatment requested)
(confidential treatment requested   600 KELLWOOD PARKWAY           (confidential treatment requested)
(confidential treatment requested   600 KELLWOOD PARKWAY           (confidential treatment requested)
(confidential treatment requested   600 KELLWOOD PARKWAY           (confidential treatment requested)
(confidential treatment requested   600 KELLWOOD PARKWAY           (confidential treatment requested)
(confidential treatment requested   600 KELLWOOD PARKWAY           (confidential treatment requested)
(confidential treatment requested   600 KELLWOOD PARKWAY           (confidential treatment requested)
(confidential treatment requested   600 KELLWOOD PARKWAY           (confidential treatment requested)
(confidential treatment requested   600 KELLWOOD PARKWAY           (confidential treatment requested)
(confidential treatment requested   600 KELLWOOD PARKWAY           (confidential treatment requested)
(confidential treatment requested   600 KELLWOOD PARKWAY           (confidential treatment requested)
(confidential treatment requested   5400 LEGACY DRIVE (EDS CENTRE) (confidential treatment requested)
(confidential treatment requested   600 KELLWOOD PARKWAY           (confidential treatment requested)
(confidential treatment requested   400 MANLEY STREET              (confidential treatment requested)
(confidential treatment requested   600 KELLWOOD PARKWAY           (confidential treatment requested)
(confidential treatment requested   600 KELLWOOD PARKWAY           (confidential treatment requested)
(confidential treatment requested   600 KELLWOOD PARKWAY           (confidential treatment requested)
(confidential treatment requested   600 KELLWOOD PARKWAY           (confidential treatment requested)
(confidential treatment requested   600 KELLWOOD PARKWAY           (confidential treatment requested)
(confidential treatment requested   600 KELLWOOD PARKWAY           (confidential treatment requested)
(confidential treatment requested   600 KELLWOOD PARKWAY           (confidential treatment requested)
(confidential treatment requested   600 KELLWOOD PARKWAY           (confidential treatment requested)
(confidential treatment requested   600 KELLWOOD PARKWAY           (confidential treatment requested)
(confidential treatment requested   600 KELLWOOD PARKWAY           (confidential treatment requested)
(confidential treatment requested   600 KELLWOOD PARKWAY           (confidential treatment requested)
(confidential treatment requested   600 KELLWOOD PARKWAY           (confidential treatment requested)
(confidential treatment requested   600 KELLWOOD PARKWAY           (confidential treatment requested)
(confidential treatment requested   400 MANLEY STREET              (confidential treatment requested)
(confidential treatment requested   600 KELLWOOD PARKWAY           (confidential treatment requested)
(confidential treatment requested   600 KELLWOOD PARKWAY           (confidential treatment requested)
(confidential treatment requested   600 KELLWOOD PARKWAY           (confidential treatment requested)
(confidential treatment requested   600 KELLWOOD PARKWAY           (confidential treatment requested)
(confidential treatment requested   600 KELLWOOD PARKWAY           (confidential treatment requested)
(confidential treatment requested   600 KELLWOOD PARKWAY           (confidential treatment requested)
(confidential treatment requested   600 KELLWOOD PARKWAY           (confidential treatment requested)
(confidential treatment requested   600 KELLWOOD PARKWAY           (confidential treatment requested)
(confidential treatment requested   600 KELLWOOD PARKWAY           (confidential treatment requested)
(confidential treatment requested   600 KELLWOOD PARKWAY           (confidential treatment requested)
(confidential treatment requested   600 KELLWOOD PARKWAY           (confidential treatment requested)
(confidential treatment requested   600 KELLWOOD PARKWAY           (confidential treatment requested)
(confidential treatment requested   600 KELLWOOD PARKWAY           (confidential treatment requested)
(confidential treatment requested   600 KELLWOOD PARKWAY           (confidential treatment requested)
(confidential treatment requested   600 KELLWOOD PARKWAY           (confidential treatment requested)
(confidential treatment requested   600 KELLWOOD PARKWAY           (confidential treatment requested)
(confidential treatment requested   600 KELLWOOD PARKWAY           (confidential treatment requested)
(confidential treatment requested   600 KELLWOOD PARKWAY           (confidential treatment requested)
(confidential treatment requested   600 KELLWOOD PARKWAY           (confidential treatment requested)
(confidential treatment requested   600 KELLWOOD PARKWAY           (confidential treatment requested)
-----------------------------------------------------------------------------------------------------

Schedule T: EDS Equipment Listing

                                    FA REPORT

-------------------------------------------------------------------------------------------------------------------------
              ASSET#                    MFR     ITEM             SERIAL                  DESCRIPTION   ENT SRVC  COST CAP
-------------------------------------------------------------------------------------------------------------------------
(confidential treatment requested)   COMP/COMP       (confidential treatment requested)                  9803
(confidential treatment requested)   COMP/COMP       (confidential treatment requested)                  9803
(confidential treatment requested)   COMP/COMP       (confidential treatment requested)                  9804
(confidential treatment requested)   COMP/COMP       (confidential treatment requested)                  9803
(confidential treatment requested)   COMP/COMP       (confidential treatment requested)                  9803
(confidential treatment requested)   COMP/COMP       (confidential treatment requested)                  9901
(confidential treatment requested)   COMP/COMP       (confidential treatment requested)                  9706
(confidential treatment requested)   COMP/COMP       (confidential treatment requested)                  9706
(confidential treatment requested)   COMP/COMP       (confidential treatment requested)                  9706
(confidential treatment requested)   COMP/COMP       (confidential treatment requested)                  9706
(confidential treatment requested)   COMP/COMP       (confidential treatment requested)                  9706
(confidential treatment requested)   COMP/COMP       (confidential treatment requested)                  9802
(confidential treatment requested)   COMP/COMP       (confidential treatment requested)                  9708
(confidential treatment requested)   COMP/COMP       (confidential treatment requested)                  9710
(confidential treatment requested)   COMP/COMP       (confidential treatment requested)                  9710
(confidential treatment requested)   COMP/COMP       (confidential treatment requested)                  9711
(confidential treatment requested)   COMP/COMP       (confidential treatment requested)                  9707
(confidential treatment requested)   COMP/COMP       (confidential treatment requested)                  9707
(confidential treatment requested)   COMP/COMP       (confidential treatment requested)                  9710
(confidential treatment requested)   COMP/COMP       (confidential treatment requested)                  9712
(confidential treatment requested)   COMP/COMP       (confidential treatment requested)                  9712
(confidential treatment requested)   COMP/COMP       (confidential treatment requested)                  9712
(confidential treatment requested)   COMP/COMP       (confidential treatment requested)                  9712
(confidential treatment requested)   COMP/COMP       (confidential treatment requested)                  9712
(confidential treatment requested)   COMP/COMP       (confidential treatment requested)                  9712
(confidential treatment requested)   COMP/COMP       (confidential treatment requested)                  9806
(confidential treatment requested)   COMP/COMP       (confidential treatment requested)                  9806
(confidential treatment requested)   COMP/COMP       (confidential treatment requested)                  9803
(confidential treatment requested)   COMP/COMP       (confidential treatment requested)                  9805
(confidential treatment requested)   COMP/COMP       (confidential treatment requested)                  9802
(confidential treatment requested)   COMP/COMP       (confidential treatment requested)                  9805
(confidential treatment requested)   COMP/COMP       (confidential treatment requested)                  9805
(confidential treatment requested)   COMP/COMP       (confidential treatment requested)                  9806
(confidential treatment requested)   COMP/COMP       (confidential treatment requested)                  9805
(confidential treatment requested)   COMP/COMP       (confidential treatment requested)                  9803
(confidential treatment requested)   COMP/COMP       (confidential treatment requested)                  9801
(confidential treatment requested)   COMP/COMP       (confidential treatment requested)                  9802
(confidential treatment requested)   COMP/COMP       (confidential treatment requested)                  9803
(confidential treatment requested)   COMP/COMP       (confidential treatment requested)                  9711
(confidential treatment requested)   COMP/COMP       (confidential treatment requested)                  9711
(confidential treatment requested)   COMP/COMP       (confidential treatment requested)                  9711
(confidential treatment requested)   COMP/COMP       (confidential treatment requested)                  9711
(confidential treatment requested)   COMP/COMP       (confidential treatment requested)                  9706
(confidential treatment requested)   COMP/COMP       (confidential treatment requested)                  9810
(confidential treatment requested)   COMP/COMP       (confidential treatment requested)                  9901
(confidential treatment requested)   COMP/COMP       (confidential treatment requested)                  9801
(confidential treatment requested)   COMP/COMP       (confidential treatment requested)                  9803
(confidential treatment requested)   COMP/COMP       (confidential treatment requested)                  9803
-------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
              ASSET#                     ACCUM DEPR         BV         MTHLY DEPR  LOCCODE            LOC NAME
---------------------------------------------------------------------------------------------------------------------
(confidential treatment requested) (confidential treatment requested)              MOCF04    EDS/KELLWOOD
(confidential treatment requested) (confidential treatment requested)              MOCF04    EDS/KELLWOOD
(confidential treatment requested) (confidential treatment requested)              MOCF04    EDS/KELLWOOD
(confidential treatment requested) (confidential treatment requested)              MOCF04    EDS/KELLWOOD
(confidential treatment requested) (confidential treatment requested)              MOCF04    EDS/KELLWOOD
(confidential treatment requested) (confidential treatment requested)              MOCF04    EDS/KELLWOOD
(confidential treatment requested) (confidential treatment requested)              MOCF04    EDS/KELLWOOD
(confidential treatment requested) (confidential treatment requested)              MOCF04    EDS/KELLWOOD
(confidential treatment requested) (confidential treatment requested)              MOCF04    EDS/KELLWOOD
(confidential treatment requested) (confidential treatment requested)              MOCF04    EDS/KELLWOOD
(confidential treatment requested) (confidential treatment requested)              MOCF04    EDS/KELLWOOD
(confidential treatment requested) (confidential treatment requested)              MOCF04    EDS/KELLWOOD
(confidential treatment requested) (confidential treatment requested)              MOCF04    EDS/KELLWOOD
(confidential treatment requested) (confidential treatment requested)              MOCF04    EDS/KELLWOOD
(confidential treatment requested) (confidential treatment requested)              MOCF04    EDS/KELLWOOD
(confidential treatment requested) (confidential treatment requested)              MOCF04    EDS/KELLWOOD
(confidential treatment requested) (confidential treatment requested)              MOCF04    EDS/KELLWOOD
(confidential treatment requested) (confidential treatment requested)              MOCF04    EDS/KELLWOOD
(confidential treatment requested) (confidential treatment requested)              MOCF04    EDS/KELLWOOD
(confidential treatment requested) (confidential treatment requested)              MOCF04    EDS/KELLWOOD
(confidential treatment requested) (confidential treatment requested)              MOCF04    EDS/KELLWOOD
(confidential treatment requested) (confidential treatment requested)              MOCF04    EDS/KELLWOOD
(confidential treatment requested) (confidential treatment requested)              MOCF04    EDS/KELLWOOD
(confidential treatment requested) (confidential treatment requested)              MOCF04    EDS/KELLWOOD
(confidential treatment requested) (confidential treatment requested)              MOCF04    EDS/KELLWOOD
(confidential treatment requested) (confidential treatment requested)              MOCF04    EDS/KELLWOOD
(confidential treatment requested) (confidential treatment requested)              MOCF04    EDS/KELLWOOD
(confidential treatment requested) (confidential treatment requested)              MOCF04    EDS/KELLWOOD
(confidential treatment requested) (confidential treatment requested)              TXPLAD    ELECTRONIC DATA SYSTEMS
(confidential treatment requested) (confidential treatment requested)              MOCF04    EDS/KELLWOOD
(confidential treatment requested) (confidential treatment requested)              TXPLAD    ELECTRONIC DATA SYSTEMS
(confidential treatment requested) (confidential treatment requested)              TXPLAD    ELECTRONIC DATA SYSTEMS
(confidential treatment requested) (confidential treatment requested)              MOCF04    EDS/KELLWOOD
(confidential treatment requested) (confidential treatment requested)              TXPLAD    ELECTRONIC DATA SYSTEMS
(confidential treatment requested) (confidential treatment requested)              MOCF04    EDS/KELLWOOD
(confidential treatment requested) (confidential treatment requested)              MOCF04    EDS/KELLWOOD
(confidential treatment requested) (confidential treatment requested)              MOCF04    EDS/KELLWOOD
(confidential treatment requested) (confidential treatment requested)              MOCF04    EDS/KELLWOOD
(confidential treatment requested) (confidential treatment requested)              MAW401    CAPE COD
(confidential treatment requested) (confidential treatment requested)              MAW401    CAPE COD
(confidential treatment requested) (confidential treatment requested)              MOCF04    EDS/KELLWOOD
(confidential treatment requested) (confidential treatment requested)              MAW401    CAPE COD
(confidential treatment requested) (confidential treatment requested)              MOCF04    EDS/KELLWOOD
(confidential treatment requested) (confidential treatment requested)              MOCF04    EDS/KELLWOOD
(confidential treatment requested) (confidential treatment requested)              MOCF04    EDS/KELLWOOD
(confidential treatment requested) (confidential treatment requested)              MOCF04    EDS/KELLWOOD
(confidential treatment requested) (confidential treatment requested)              MOCF04    EDS/KELLWOOD
(confidential treatment requested) (confidential treatment requested)              MOCF04    EDS/KELLWOOD
---------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
              ASSET#                         LOC ADDRESS1                        Voucher #
------------------------------------------------------------------------------------------------------
(confidential treatment requested)  600 KELLWOOD PARKWAY            (confidential treatment requested)
(confidential treatment requested)  600 KELLWOOD PARKWAY            (confidential treatment requested)
(confidential treatment requested)  600 KELLWOOD PARKWAY            (confidential treatment requested)
(confidential treatment requested)  600 KELLWOOD PARKWAY            (confidential treatment requested)
(confidential treatment requested)  600 KELLWOOD PARKWAY            (confidential treatment requested)
(confidential treatment requested)  600 KELLWOOD PARKWAY            (confidential treatment requested)
(confidential treatment requested)  600 KELLWOOD PARKWAY            (confidential treatment requested)
(confidential treatment requested)  600 KELLWOOD PARKWAY            (confidential treatment requested)
(confidential treatment requested)  600 KELLWOOD PARKWAY            (confidential treatment requested)
(confidential treatment requested)  600 KELLWOOD PARKWAY            (confidential treatment requested)
(confidential treatment requested)  600 KELLWOOD PARKWAY            (confidential treatment requested)
(confidential treatment requested)  600 KELLWOOD PARKWAY            (confidential treatment requested)
(confidential treatment requested)  600 KELLWOOD PARKWAY            (confidential treatment requested)
(confidential treatment requested)  600 KELLWOOD PARKWAY            (confidential treatment requested)
(confidential treatment requested)  600 KELLWOOD PARKWAY            (confidential treatment requested)
(confidential treatment requested)  600 KELLWOOD PARKWAY            (confidential treatment requested)
(confidential treatment requested)  600 KELLWOOD PARKWAY            (confidential treatment requested)
(confidential treatment requested)  600 KELLWOOD PARKWAY            (confidential treatment requested)
(confidential treatment requested)  600 KELLWOOD PARKWAY            (confidential treatment requested)
(confidential treatment requested)  600 KELLWOOD PARKWAY            (confidential treatment requested)
(confidential treatment requested)  600 KELLWOOD PARKWAY            (confidential treatment requested)
(confidential treatment requested)  600 KELLWOOD PARKWAY            (confidential treatment requested)
(confidential treatment requested)  600 KELLWOOD PARKWAY            (confidential treatment requested)
(confidential treatment requested)  600 KELLWOOD PARKWAY            (confidential treatment requested)
(confidential treatment requested)  600 KELLWOOD PARKWAY            (confidential treatment requested)
(confidential treatment requested)  600 KELLWOOD PARKWAY            (confidential treatment requested)
(confidential treatment requested)  600 KELLWOOD PARKWAY            (confidential treatment requested)
(confidential treatment requested)  600 KELLWOOD PARKWAY            (confidential treatment requested)
(confidential treatment requested)  5400 LEGACY DRIVE (EDS CENTRE)  (confidential treatment requested)
(confidential treatment requested)  600 KELLWOOD PARKWAY            (confidential treatment requested)
(confidential treatment requested)  5400 LEGACY DRIVE (EDS CENTRE)  (confidential treatment requested)
(confidential treatment requested)  5400 LEGACY DRIVE (EDS CENTRE)  (confidential treatment requested)
(confidential treatment requested)  600 KELLWOOD PARKWAY            (confidential treatment requested)
(confidential treatment requested)  5400 LEGACY DRIVE (EDS CENTRE)  (confidential treatment requested)
(confidential treatment requested)  600 KELLWOOD PARKWAY            (confidential treatment requested)
(confidential treatment requested)  600 KELLWOOD PARKWAY            (confidential treatment requested)
(confidential treatment requested)  600 KELLWOOD PARKWAY            (confidential treatment requested)
(confidential treatment requested)  600 KELLWOOD PARKWAY            (confidential treatment requested)
(confidential treatment requested)  400 MANLEY STREET               (confidential treatment requested)
(confidential treatment requested)  400 MANLEY STREET               (confidential treatment requested)
(confidential treatment requested)  600 KELLWOOD PARKWAY            (confidential treatment requested)
(confidential treatment requested)  400 MANLEY STREET               (confidential treatment requested)
(confidential treatment requested)  600 KELLWOOD PARKWAY            (confidential treatment requested)
(confidential treatment requested)  600 KELLWOOD PARKWAY            (confidential treatment requested)
(confidential treatment requested)  600 KELLWOOD PARKWAY            (confidential treatment requested)
(confidential treatment requested)  600 KELLWOOD PARKWAY            (confidential treatment requested)
(confidential treatment requested)  600 KELLWOOD PARKWAY            (confidential treatment requested)
(confidential treatment requested)  600 KELLWOOD PARKWAY            (confidential treatment requested)
------------------------------------------------------------------------------------------------------

Schedule T: EDS Equipment Listing

                                    FA REPORT

-------------------------------------------------------------------------------------------------------------------------
              ASSET#                    MFR    ITEM               SERIAL                DESCRIPTION   ENT SRVC  COST CAP
-------------------------------------------------------------------------------------------------------------------------
(confidential treatment requested)   COMP/COMP       (confidential treatment requested)                  9810
(confidential treatment requested)   COMP/COMP       (confidential treatment requested)                  9810
(confidential treatment requested)   COMP/COMP       (confidential treatment requested)                  9810
(confidential treatment requested)   COMP/COMP       (confidential treatment requested)                  9810
(confidential treatment requested)   COMP/COMP       (confidential treatment requested)                  9901
(confidential treatment requested)   COMP/COMP       (confidential treatment requested)                  9901
(confidential treatment requested)   COMP/COMP       (confidential treatment requested)                  9710
(confidential treatment requested)   COMP/COMP       (confidential treatment requested)                  9806
(confidential treatment requested)   COMP/COMP       (confidential treatment requested)                  9806
(confidential treatment requested)   COMP/COMP       (confidential treatment requested)                  9806
(confidential treatment requested)   COMP/COMP       (confidential treatment requested)                  9803
(confidential treatment requested)   COMP/COMP       (confidential treatment requested)                  9803
(confidential treatment requested)   COMP/COMP       (confidential treatment requested)                  9803
(confidential treatment requested)   COMP/COMP       (confidential treatment requested)                  9803
(confidential treatment requested)   COMP/COMP       (confidential treatment requested)                  9805
(confidential treatment requested)   COMP/COMP       (confidential treatment requested)                  9805
(confidential treatment requested)   COMP/COMP       (confidential treatment requested)                  9805
(confidential treatment requested)   COMP/COMP       (confidential treatment requested)                  9805
(confidential treatment requested)   COMP/COMP       (confidential treatment requested)                  9706
(confidential treatment requested)   COMP/COMP       (confidential treatment requested)                  9803
(confidential treatment requested)   COMP/COMP       (confidential treatment requested)                  9810
(confidential treatment requested)   COMP/COMP       (confidential treatment requested)                  9810
(confidential treatment requested)   COMP/COMP       (confidential treatment requested)                  9810
(confidential treatment requested)   COMP/COMP       (confidential treatment requested)                  0007
(confidential treatment requested)   COMP/COMP       (confidential treatment requested)                  9802
(confidential treatment requested)   COMP/COMP       (confidential treatment requested)                  9803
(confidential treatment requested)   COMP/COMP       (confidential treatment requested)                  9901
(confidential treatment requested)   COMP/COMP       (confidential treatment requested)                  9901
(confidential treatment requested)   COMP/COMP       (confidential treatment requested)                  9804
(confidential treatment requested)   COMP/COMP       (confidential treatment requested)                  9710
(confidential treatment requested)   COMP/COMP       (confidential treatment requested)                  9712
(confidential treatment requested)   COMP/COMP       (confidential treatment requested)                  9712
(confidential treatment requested)   COMP/COMP       (confidential treatment requested)                  9712
(confidential treatment requested)   COMP/COMP       (confidential treatment requested)                  9712
(confidential treatment requested)   COMP/COMP       (confidential treatment requested)                  9804
(confidential treatment requested)   COMP/COMP       (confidential treatment requested)                  9804
(confidential treatment requested)   COMP/COMP       (confidential treatment requested)                  9804
(confidential treatment requested)   COMP/COMP       (confidential treatment requested)                  9804
(confidential treatment requested)   COMP/COMP       (confidential treatment requested)                  9804
(confidential treatment requested)   COMP/COMP       (confidential treatment requested)                  9804
(confidential treatment requested)   COMP/COMP       (confidential treatment requested)                  9804
(confidential treatment requested)   COMP/COMP       (confidential treatment requested)                  9804
(confidential treatment requested)   COMP/COMP       (confidential treatment requested)                  9804
(confidential treatment requested)   COMP/COMP       (confidential treatment requested)                  9804
(confidential treatment requested)   COMP/COMP       (confidential treatment requested)                  9804
(confidential treatment requested)   COMP/COMP       (confidential treatment requested)                  9803
(confidential treatment requested)   COMP/COMP       (confidential treatment requested)                  9810
(confidential treatment requested)   COMP/COMP       (confidential treatment requested)                  9804
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
              ASSET#                   ACCUM DEPR         BV          MTHLY DEPR   LOCCODE          LOC NAME
--------------------------------------------------------------------------------------------------------------------
(confidential treatment requested) (confidential treatment requested)              MOCF04   EDS/KELLWOOD
(confidential treatment requested) (confidential treatment requested)              MOCF04   EDS/KELLWOOD
(confidential treatment requested) (confidential treatment requested)              MOCF04   EDS/KELLWOOD
(confidential treatment requested) (confidential treatment requested)              MOCF04   EDS/KELLWOOD
(confidential treatment requested) (confidential treatment requested)              MOCF04   EDS/KELLWOOD
(confidential treatment requested) (confidential treatment requested)              MOCF04   EDS/KELLWOOD
(confidential treatment requested) (confidential treatment requested)              MOCF04   EDS/KELLWOOD
(confidential treatment requested) (confidential treatment requested)              MOCF04   EDS/KELLWOOD
(confidential treatment requested) (confidential treatment requested)              MOCF04   EDS/KELLWOOD
(confidential treatment requested) (confidential treatment requested)              MOCF04   EDS/KELLWOOD
(confidential treatment requested) (confidential treatment requested)              MOCF04   EDS/KELLWOOD
(confidential treatment requested) (confidential treatment requested)              MOCF04   EDS/KELLWOOD
(confidential treatment requested) (confidential treatment requested)              MOCF04   EDS/KELLWOOD
(confidential treatment requested) (confidential treatment requested)              MOCF04   EDS/KELLWOOD
(confidential treatment requested) (confidential treatment requested)              TXPLAD   ELECTRONIC DATA SYSTEMS
(confidential treatment requested) (confidential treatment requested)              TXPLAD   ELECTRONIC DATA SYSTEMS
(confidential treatment requested) (confidential treatment requested)              TXPLAD   ELECTRONIC DATA SYSTEMS
(confidential treatment requested) (confidential treatment requested)              TXPLAD   ELECTRONIC DATA SYSTEMS
(confidential treatment requested) (confidential treatment requested)              MOCF04   EDS/KELLWOOD
(confidential treatment requested) (confidential treatment requested)              MOCF04   EDS/KELLWOOD
(confidential treatment requested) (confidential treatment requested)              MOCF04   EDS/KELLWOOD
(confidential treatment requested) (confidential treatment requested)              MOCF04   EDS/KELLWOOD
(confidential treatment requested) (confidential treatment requested)              MOCF04   EDS/KELLWOOD
(confidential treatment requested) (confidential treatment requested)              MOCF04   EDS/KELLWOOD
(confidential treatment requested) (confidential treatment requested)              MOCF04   EDS/KELLWOOD
(confidential treatment requested) (confidential treatment requested)              MOCF04   EDS/KELLWOOD
(confidential treatment requested) (confidential treatment requested)              MOCF04   EDS/KELLWOOD
(confidential treatment requested) (confidential treatment requested)              MOCF04   EDS/KELLWOOD
(confidential treatment requested) (confidential treatment requested)              MOCF04   EDS/KELLWOOD
(confidential treatment requested) (confidential treatment requested)              MOCF04   EDS/KELLWOOD
(confidential treatment requested) (confidential treatment requested)              MOCF04   EDS/KELLWOOD
(confidential treatment requested) (confidential treatment requested)              MOCF04   EDS/KELLWOOD
(confidential treatment requested) (confidential treatment requested)              MOCF04   EDS/KELLWOOD
(confidential treatment requested) (confidential treatment requested)              MOCF04   EDS/KELLWOOD
(confidential treatment requested) (confidential treatment requested)              MOCF04   EDS/KELLWOOD
(confidential treatment requested) (confidential treatment requested)              MOCF04   EDS/KELLWOOD
(confidential treatment requested) (confidential treatment requested)              MOCF04   EDS/KELLWOOD
(confidential treatment requested) (confidential treatment requested)              MOCF04   EDS/KELLWOOD
(confidential treatment requested) (confidential treatment requested)              MOCF04   EDS/KELLWOOD
(confidential treatment requested) (confidential treatment requested)              MOCF04   EDS/KELLWOOD
(confidential treatment requested) (confidential treatment requested)              MOCF04   EDS/KELLWOOD
(confidential treatment requested) (confidential treatment requested)              MOCF04   EDS/KELLWOOD
(confidential treatment requested) (confidential treatment requested)              MOCF04   EDS/KELLWOOD
(confidential treatment requested) (confidential treatment requested)              MOCF04   EDS/KELLWOOD
(confidential treatment requested) (confidential treatment requested)              MOCF04   EDS/KELLWOOD
(confidential treatment requested) (confidential treatment requested)              MOCF04   EDS/KELLWOOD
(confidential treatment requested) (confidential treatment requested)              MOCF04   EDS/KELLWOOD
(confidential treatment requested) (confidential treatment requested)              MOCF04   EDS/KELLWOOD
--------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
              ASSET#                          LOC ADDRESS1                     Voucher #
------------------------------------------------------------------------------------------------------
(confidential treatment requested)   600 KELLWOOD PARKWAY           (confidential treatment requested)
(confidential treatment requested)   600 KELLWOOD PARKWAY           (confidential treatment requested)
(confidential treatment requested)   600 KELLWOOD PARKWAY           (confidential treatment requested)
(confidential treatment requested)   600 KELLWOOD PARKWAY           (confidential treatment requested)
(confidential treatment requested)   600 KELLWOOD PARKWAY           (confidential treatment requested)
(confidential treatment requested)   600 KELLWOOD PARKWAY           (confidential treatment requested)
(confidential treatment requested)   600 KELLWOOD PARKWAY           (confidential treatment requested)
(confidential treatment requested)   600 KELLWOOD PARKWAY           (confidential treatment requested)
(confidential treatment requested)   600 KELLWOOD PARKWAY           (confidential treatment requested)
(confidential treatment requested)   600 KELLWOOD PARKWAY           (confidential treatment requested)
(confidential treatment requested)   600 KELLWOOD PARKWAY           (confidential treatment requested)
(confidential treatment requested)   600 KELLWOOD PARKWAY           (confidential treatment requested)
(confidential treatment requested)   600 KELLWOOD PARKWAY           (confidential treatment requested)
(confidential treatment requested)   600 KELLWOOD PARKWAY           (confidential treatment requested)
(confidential treatment requested)   5400 LEGACY DRIVE (EDS CENTRE) (confidential treatment requested)
(confidential treatment requested)   5400 LEGACY DRIVE (EDS CENTRE) (confidential treatment requested)
(confidential treatment requested)   5400 LEGACY DRIVE (EDS CENTRE) (confidential treatment requested)
(confidential treatment requested)   5400 LEGACY DRIVE (EDS CENTRE) (confidential treatment requested)
(confidential treatment requested)   600 KELLWOOD PARKWAY           (confidential treatment requested)
(confidential treatment requested)   600 KELLWOOD PARKWAY           (confidential treatment requested)
(confidential treatment requested)   600 KELLWOOD PARKWAY           (confidential treatment requested)
(confidential treatment requested)   600 KELLWOOD PARKWAY           (confidential treatment requested)
(confidential treatment requested)   600 KELLWOOD PARKWAY           (confidential treatment requested)
(confidential treatment requested)   600 KELLWOOD PARKWAY           (confidential treatment requested)
(confidential treatment requested)   600 KELLWOOD PARKWAY           (confidential treatment requested)
(confidential treatment requested)   600 KELLWOOD PARKWAY           (confidential treatment requested)
(confidential treatment requested)   600 KELLWOOD PARKWAY           (confidential treatment requested)
(confidential treatment requested)   600 KELLWOOD PARKWAY           (confidential treatment requested)
(confidential treatment requested)   600 KELLWOOD PARKWAY           (confidential treatment requested)
(confidential treatment requested)   600 KELLWOOD PARKWAY           (confidential treatment requested)
(confidential treatment requested)   600 KELLWOOD PARKWAY           (confidential treatment requested)
(confidential treatment requested)   600 KELLWOOD PARKWAY           (confidential treatment requested)
(confidential treatment requested)   600 KELLWOOD PARKWAY           (confidential treatment requested)
(confidential treatment requested)   600 KELLWOOD PARKWAY           (confidential treatment requested)
(confidential treatment requested)   600 KELLWOOD PARKWAY           (confidential treatment requested)
(confidential treatment requested)   600 KELLWOOD PARKWAY           (confidential treatment requested)
(confidential treatment requested)   600 KELLWOOD PARKWAY           (confidential treatment requested)
(confidential treatment requested)   600 KELLWOOD PARKWAY           (confidential treatment requested)
(confidential treatment requested)   600 KELLWOOD PARKWAY           (confidential treatment requested)
(confidential treatment requested)   600 KELLWOOD PARKWAY           (confidential treatment requested)
(confidential treatment requested)   600 KELLWOOD PARKWAY           (confidential treatment requested)
(confidential treatment requested)   600 KELLWOOD PARKWAY           (confidential treatment requested)
(confidential treatment requested)   600 KELLWOOD PARKWAY           (confidential treatment requested)
(confidential treatment requested)   600 KELLWOOD PARKWAY           (confidential treatment requested)
(confidential treatment requested)   600 KELLWOOD PARKWAY           (confidential treatment requested)
(confidential treatment requested)   600 KELLWOOD PARKWAY           (confidential treatment requested)
(confidential treatment requested)   600 KELLWOOD PARKWAY           (confidential treatment requested)
(confidential treatment requested)   600 KELLWOOD PARKWAY           (confidential treatment requested)
------------------------------------------------------------------------------------------------------

Schedule T: EDS Equipment Listing

------------------------------------------------------------------------------------------------------------------------------------
              ASSET#                     MFR       ITEM                  SERIAL                 DESCRIPTION     ENT SRVC    COST CAP
------------------------------------------------------------------------------------------------------------------------------------
(confidential treatment requested)    COMP/COMP           (confidential treatment requested)                      9803
(confidential treatment requested)    COMP/COMP           (confidential treatment requested)                      9706
(confidential treatment requested)    COMP/COMP           (confidential treatment requested)                      9706
(confidential treatment requested)    COMP/COMP           (confidential treatment requested)                      9706
(confidential treatment requested)    COMP/COMP           (confidential treatment requested)                      9711
(confidential treatment requested)    COMP/COMP           (confidential treatment requested)                      9711
(confidential treatment requested)    COMP/COMP           (confidential treatment requested)                      9711
(confidential treatment requested)    COMP/COMP           (confidential treatment requested)                      9802
(confidential treatment requested)    COMP/COMP           (confidential treatment requested)                      9802
(confidential treatment requested)    COMP/COMP           (confidential treatment requested)                      9802
(confidential treatment requested)    COMP/COMP           (confidential treatment requested)                      9802
(confidential treatment requested)    COMP/COMP           (confidential treatment requested)                      9802
(confidential treatment requested)    COMP/COMP           (confidential treatment requested)                      9802
(confidential treatment requested)    COMP/COMP           (confidential treatment requested)                      9802
(confidential treatment requested)    COMP/COMP           (confidential treatment requested)                      9802
(confidential treatment requested)    COMP/COMP           (confidential treatment requested)                      9802
(confidential treatment requested)    COMP/COMP           (confidential treatment requested)                      9803
(confidential treatment requested)    COMP/COMP           (confidential treatment requested)                      9803
(confidential treatment requested)    COMP/COMP           (confidential treatment requested)                      9803
(confidential treatment requested)    COMP/COMP           (confidential treatment requested)                      9803
(confidential treatment requested)    COMP/COMP           (confidential treatment requested)                      9803
(confidential treatment requested)    COMP/COMP           (confidential treatment requested)                      9803
(confidential treatment requested)    COMP/COMP           (confidential treatment requested)                      9803
(confidential treatment requested)    COMP/COMP           (confidential treatment requested)                      9803
(confidential treatment requested)    COMP/COMP           (confidential treatment requested)                      9803
(confidential treatment requested)    COMP/COMP           (confidential treatment requested)                      9803
(confidential treatment requested)    COMP/COMP           (confidential treatment requested)                      9803
(confidential treatment requested)    COMP/COMP           (confidential treatment requested)                      9803
(confidential treatment requested)    COMP/COMP           (confidential treatment requested)                      9803
(confidential treatment requested)    COMP/COMP           (confidential treatment requested)                      9803
(confidential treatment requested)    COMP/COMP           (confidential treatment requested)                      9803
(confidential treatment requested)    COMP/COMP           (confidential treatment requested)                      9803
(confidential treatment requested)    COMP/COMP           (confidential treatment requested)                      9803
(confidential treatment requested)    COMP/COMP           (confidential treatment requested)                      9803
(confidential treatment requested)    COMP/COMP           (confidential treatment requested)                      9803
(confidential treatment requested)    COMP/COMP           (confidential treatment requested)                      9803
(confidential treatment requested)    COMP/COMP           (confidential treatment requested)                      9803
(confidential treatment requested)    COMP/COMP           (confidential treatment requested)                      9803
(confidential treatment requested)    COMP/COMP           (confidential treatment requested)                      9803
(confidential treatment requested)    COMP/COMP           (confidential treatment requested)                      9803
(confidential treatment requested)    COMP/COMP           (confidential treatment requested)                      9803
(confidential treatment requested)    COMP/COMP           (confidential treatment requested)                      9803
(confidential treatment requested)    COMP/COMP           (confidential treatment requested)                      9803
(confidential treatment requested)    COMP/COMP           (confidential treatment requested)                      9803
(confidential treatment requested)    COMP/COMP           (confidential treatment requested)                      9806
(confidential treatment requested)    COMP/COMP           (confidential treatment requested)                      9806
(confidential treatment requested)    COMP/COMP           (confidential treatment requested)                      9806
(confidential treatment requested)    COMP/COMP           (confidential treatment requested)                      9806
------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
              ASSET#                      ACCUM DEPR         BV            MTHLY DEPR     LOCCODE          LOC NAME
-------------------------------------------------------------------------------------------------------------------------
(confidential treatment requested)   (confidential treatment requested)                    MOCF04         EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)                    MOCF04         EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)                    MOCF04         EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)                    MOCF04         EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)                    MAW401         CAPE COD
(confidential treatment requested)   (confidential treatment requested)                    MAW401         CAPE COD
(confidential treatment requested)   (confidential treatment requested)                    MAW401         CAPE COD
(confidential treatment requested)   (confidential treatment requested)                    MOCF04         EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)                    MOCF04         EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)                    MOCF04         EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)                    MOCF04         EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)                    MOCF04         EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)                    MOCF04         EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)                    MOCF04         EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)                    MOCF04         EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)                    MOCF04         EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)                    MOCF04         EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)                    MOCF04         EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)                    MOCF04         EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)                    MOCF04         EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)                    MOCF04         EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)                    MOCF04         EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)                    MOCF04         EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)                    MOCF04         EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)                    MOCF04         EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)                    MOCF04         EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)                    MOCF04         EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)                    MOCF04         EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)                    MOCF04         EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)                    MOCF04         EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)                    MOCF04         EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)                    MOCF04         EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)                    MOCF04         EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)                    MOCF04         EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)                    MOCF04         EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)                    MOCF04         EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)                    MOCF04         EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)                    MOCF04         EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)                    MOCF04         EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)                    MOCF04         EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)                    MOCF04         EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)                    MOCF04         EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)                    MOCF04         EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)                    MOCF04         EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)                    MOCF04         EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)                    MOCF04         EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)                    MOCF04         EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)                    MOCF04         EDS/KELLWOOD
-------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
              ASSET#                         LOC ADDRESS1                             Voucher #
-----------------------------------------------------------------------------------------------------------------
(confidential treatment requested)       600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)       400 MANLEY STREET                (confidential treatment requested)
(confidential treatment requested)       400 MANLEY STREET                (confidential treatment requested)
(confidential treatment requested)       400 MANLEY STREET                (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY             (confidential treatment requested)
-----------------------------------------------------------------------------------------------------------------

Schedule T: EDS Equipment Listing

------------------------------------------------------------------------------------------------------------------------------------
              ASSET#                      MFR      ITEM                 SERIAL                 DESCRIPTION    ENT SRVC     COST CAP
------------------------------------------------------------------------------------------------------------------------------------
(confidential treatment requested      COMP/COMP          (confidential treatment requested)                  9806
(confidential treatment requested      COMP/COMP          (confidential treatment requested)                  9806
(confidential treatment requested      COMP/COMP          (confidential treatment requested)                  9806
(confidential treatment requested      COMP/COMP          (confidential treatment requested)                  9806
(confidential treatment requested      COMP/COMP          (confidential treatment requested)                  9806
(confidential treatment requested      COMP/COMP          (confidential treatment requested)                  9806
(confidential treatment requested      COMP/COMP          (confidential treatment requested)                  9806
(confidential treatment requested      COMP/COMP          (confidential treatment requested)                  9806
(confidential treatment requested      COMP/COMP          (confidential treatment requested)                  9806
(confidential treatment requested      COMP/COMP          (confidential treatment requested)                  9806
(confidential treatment requested      COMP/COMP          (confidential treatment requested)                  9806
(confidential treatment requested      COMP/COMP          (confidential treatment requested)                  9806
(confidential treatment requested      COMP/COMP          (confidential treatment requested)                  9806
(confidential treatment requested      COMP/COMP          (confidential treatment requested)                  9806
(confidential treatment requested      COMP/COMP          (confidential treatment requested)                  9806
(confidential treatment requested      COMP/COMP          (confidential treatment requested)                  9806
(confidential treatment requested      COMP/COMP          (confidential treatment requested)                  9806
(confidential treatment requested      COMP/COMP          (confidential treatment requested)                  9806
(confidential treatment requested      COMP/COMP          (confidential treatment requested)                  9806
(confidential treatment requested      COMP/COMP          (confidential treatment requested)                  9806
(confidential treatment requested      COMP/COMP          (confidential treatment requested)                  9806
(confidential treatment requested      COMP/COMP          (confidential treatment requested)                  9806
(confidential treatment requested      COMP/COMP          (confidential treatment requested)                  9807
(confidential treatment requested      COMP/COMP          (confidential treatment requested)                  9710
(confidential treatment requested      COMP/COMP          (confidential treatment requested)                  9710
(confidential treatment requested      COMP/COMP          (confidential treatment requested)                  9710
(confidential treatment requested      COMP/COMP          (confidential treatment requested)                  9710
(confidential treatment requested      COMP/COMP          (confidential treatment requested)                  9710
(confidential treatment requested      COMP/COMP          (confidential treatment requested)                  9710
(confidential treatment requested      COMP/COMP          (confidential treatment requested)                  9710
(confidential treatment requested      COMP/COMP          (confidential treatment requested)                  9710
(confidential treatment requested      COMP/COMP          (confidential treatment requested)                  9710
(confidential treatment requested      COMP/COMP          (confidential treatment requested)                  9710
(confidential treatment requested      COMP/COMP          (confidential treatment requested)                  9803
(confidential treatment requested      COMP/COMP          (confidential treatment requested)                  9803
(confidential treatment requested      COMP/COMP          (confidential treatment requested)                  9803
(confidential treatment requested      COMP/COMP          (confidential treatment requested)                  9803
(confidential treatment requested      COMP/COMP          (confidential treatment requested)                  9803
(confidential treatment requested      COMP/COMP          (confidential treatment requested)                  9801
(confidential treatment requested      COMP/COMP          (confidential treatment requested)                  9801
(confidential treatment requested      COMP/COMP          (confidential treatment requested)                  9801
(confidential treatment requested      COMP/COMP          (confidential treatment requested)                  9801
(confidential treatment requested      COMP/COMP          (confidential treatment requested)                  9801
(confidential treatment requested      COMP/COMP          (confidential treatment requested)                  9802
(confidential treatment requested      COMP/COMP          (confidential treatment requested)                  9802
(confidential treatment requested      COMP/COMP          (confidential treatment requested)                  9802
(confidential treatment requested      COMP/COMP          (confidential treatment requested)                  9802
(confidential treatment requested      COMP/COMP          (confidential treatment requested)                  9802
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
              ASSET#                         ACCUM DEPR         BV          MTHLY DEPR       LOCCODE        LOC NAME
------------------------------------------------------------------------------------------------------------------------------------
(confidential treatment requested      (confidential treatment requested)                    MOCF04         EDS/KELLWOOD
(confidential treatment requested      (confidential treatment requested)                    MOCF04         EDS/KELLWOOD
(confidential treatment requested      (confidential treatment requested)                    MOCF04         EDS/KELLWOOD
(confidential treatment requested      (confidential treatment requested)                    MOCF04         EDS/KELLWOOD
(confidential treatment requested      (confidential treatment requested)                    MOCF04         EDS/KELLWOOD
(confidential treatment requested      (confidential treatment requested)                    MOCF04         EDS/KELLWOOD
(confidential treatment requested      (confidential treatment requested)                    MOCF04         EDS/KELLWOOD
(confidential treatment requested      (confidential treatment requested)                    MOCF04         EDS/KELLWOOD
(confidential treatment requested      (confidential treatment requested)                    MOCF04         EDS/KELLWOOD
(confidential treatment requested      (confidential treatment requested)                    MOCF04         EDS/KELLWOOD
(confidential treatment requested      (confidential treatment requested)                    MOCF04         EDS/KELLWOOD
(confidential treatment requested      (confidential treatment requested)                    MOCF04         EDS/KELLWOOD
(confidential treatment requested      (confidential treatment requested)                    MOCF04         EDS/KELLWOOD
(confidential treatment requested      (confidential treatment requested)                    MOCF04         EDS/KELLWOOD
(confidential treatment requested      (confidential treatment requested)                    MOCF04         EDS/KELLWOOD
(confidential treatment requested      (confidential treatment requested)                    MOCF04         EDS/KELLWOOD
(confidential treatment requested      (confidential treatment requested)                    MOCF04         EDS/KELLWOOD
(confidential treatment requested      (confidential treatment requested)                    MOCF04         EDS/KELLWOOD
(confidential treatment requested      (confidential treatment requested)                    MOCF04         EDS/KELLWOOD
(confidential treatment requested      (confidential treatment requested)                    MOCF04         EDS/KELLWOOD
(confidential treatment requested      (confidential treatment requested)                    MOCF04         EDS/KELLWOOD
(confidential treatment requested      (confidential treatment requested)                    MOCF04         EDS/KELLWOOD
(confidential treatment requested      (confidential treatment requested)                    MABR01         MEDICAL ASSOCIATES
(confidential treatment requested      (confidential treatment requested)                    MOCF04         EDS/KELLWOOD
(confidential treatment requested      (confidential treatment requested)                    MOCF04         EDS/KELLWOOD
(confidential treatment requested      (confidential treatment requested)                    MOCF04         EDS/KELLWOOD
(confidential treatment requested      (confidential treatment requested)                    MOCF04         EDS/KELLWOOD
(confidential treatment requested      (confidential treatment requested)                    MOCF04         EDS/KELLWOOD
(confidential treatment requested      (confidential treatment requested)                    MOCF04         EDS/KELLWOOD
(confidential treatment requested      (confidential treatment requested)                    MOCF04         EDS/KELLWOOD
(confidential treatment requested      (confidential treatment requested)                    MOCF04         EDS/KELLWOOD
(confidential treatment requested      (confidential treatment requested)                    MOCF04         EDS/KELLWOOD
(confidential treatment requested      (confidential treatment requested)                    MOCF04         EDS/KELLWOOD
(confidential treatment requested      (confidential treatment requested)                    MOCF04         EDS/KELLWOOD
(confidential treatment requested      (confidential treatment requested)                    MOCF04         EDS/KELLWOOD
(confidential treatment requested      (confidential treatment requested)                    MOCF04         EDS/KELLWOOD
(confidential treatment requested      (confidential treatment requested)                    MOCF04         EDS/KELLWOOD
(confidential treatment requested      (confidential treatment requested)                    MOCF04         EDS/KELLWOOD
(confidential treatment requested      (confidential treatment requested)                    MOCF04         EDS/KELLWOOD
(confidential treatment requested      (confidential treatment requested)                    MOCF04         EDS/KELLWOOD
(confidential treatment requested      (confidential treatment requested)                    MOCF04         EDS/KELLWOOD
(confidential treatment requested      (confidential treatment requested)                    MOCF04         EDS/KELLWOOD
(confidential treatment requested      (confidential treatment requested)                    MOCF04         EDS/KELLWOOD
(confidential treatment requested      (confidential treatment requested)                    MOCF04         EDS/KELLWOOD
(confidential treatment requested      (confidential treatment requested)                    MOCF04         EDS/KELLWOOD
(confidential treatment requested      (confidential treatment requested)                    MOCF04         EDS/KELLWOOD
(confidential treatment requested      (confidential treatment requested)                    MOCF04         EDS/KELLWOOD
(confidential treatment requested      (confidential treatment requested)                    MOCF04         EDS/KELLWOOD
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
              ASSET#                                    LOC ADDRESS1                                   Voucher #
------------------------------------------------------------------------------------------------------------------------------------
(confidential treatment requested                    600 KELLWOOD PARKWAY                 (confidential treatment requested)
(confidential treatment requested                    600 KELLWOOD PARKWAY                 (confidential treatment requested)
(confidential treatment requested                    600 KELLWOOD PARKWAY                 (confidential treatment requested)
(confidential treatment requested                    600 KELLWOOD PARKWAY                 (confidential treatment requested)
(confidential treatment requested                    600 KELLWOOD PARKWAY                 (confidential treatment requested)
(confidential treatment requested                    600 KELLWOOD PARKWAY                 (confidential treatment requested)
(confidential treatment requested                    600 KELLWOOD PARKWAY                 (confidential treatment requested)
(confidential treatment requested                    600 KELLWOOD PARKWAY                 (confidential treatment requested)
(confidential treatment requested                    600 KELLWOOD PARKWAY                 (confidential treatment requested)
(confidential treatment requested                    600 KELLWOOD PARKWAY                 (confidential treatment requested)
(confidential treatment requested                    600 KELLWOOD PARKWAY                 (confidential treatment requested)
(confidential treatment requested                    600 KELLWOOD PARKWAY                 (confidential treatment requested)
(confidential treatment requested                    600 KELLWOOD PARKWAY                 (confidential treatment requested)
(confidential treatment requested                    600 KELLWOOD PARKWAY                 (confidential treatment requested)
(confidential treatment requested                    600 KELLWOOD PARKWAY                 (confidential treatment requested)
(confidential treatment requested                    600 KELLWOOD PARKWAY                 (confidential treatment requested)
(confidential treatment requested                    600 KELLWOOD PARKWAY                 (confidential treatment requested)
(confidential treatment requested                    600 KELLWOOD PARKWAY                 (confidential treatment requested)
(confidential treatment requested                    600 KELLWOOD PARKWAY                 (confidential treatment requested)
(confidential treatment requested                    600 KELLWOOD PARKWAY                 (confidential treatment requested)
(confidential treatment requested                    600 KELLWOOD PARKWAY                 (confidential treatment requested)
(confidential treatment requested                    600 KELLWOOD PARKWAY                 (confidential treatment requested)
(confidential treatment requested                    35 PEARL STREET                      (confidential treatment requested)
(confidential treatment requested                    600 KELLWOOD PARKWAY                 (confidential treatment requested)
(confidential treatment requested                    600 KELLWOOD PARKWAY                 (confidential treatment requested)
(confidential treatment requested                    600 KELLWOOD PARKWAY                 (confidential treatment requested)
(confidential treatment requested                    600 KELLWOOD PARKWAY                 (confidential treatment requested)
(confidential treatment requested                    600 KELLWOOD PARKWAY                 (confidential treatment requested)
(confidential treatment requested                    600 KELLWOOD PARKWAY                 (confidential treatment requested)
(confidential treatment requested                    600 KELLWOOD PARKWAY                 (confidential treatment requested)
(confidential treatment requested                    600 KELLWOOD PARKWAY                 (confidential treatment requested)
(confidential treatment requested                    600 KELLWOOD PARKWAY                 (confidential treatment requested)
(confidential treatment requested                    600 KELLWOOD PARKWAY                 (confidential treatment requested)
(confidential treatment requested                    600 KELLWOOD PARKWAY                 (confidential treatment requested)
(confidential treatment requested                    600 KELLWOOD PARKWAY                 (confidential treatment requested)
(confidential treatment requested                    600 KELLWOOD PARKWAY                 (confidential treatment requested)
(confidential treatment requested                    600 KELLWOOD PARKWAY                 (confidential treatment requested)
(confidential treatment requested                    600 KELLWOOD PARKWAY                 (confidential treatment requested)
(confidential treatment requested                    600 KELLWOOD PARKWAY                 (confidential treatment requested)
(confidential treatment requested                    600 KELLWOOD PARKWAY                 (confidential treatment requested)
(confidential treatment requested                    600 KELLWOOD PARKWAY                 (confidential treatment requested)
(confidential treatment requested                    600 KELLWOOD PARKWAY                 (confidential treatment requested)
(confidential treatment requested                    600 KELLWOOD PARKWAY                 (confidential treatment requested)
(confidential treatment requested                    600 KELLWOOD PARKWAY                 (confidential treatment requested)
(confidential treatment requested                    600 KELLWOOD PARKWAY                 (confidential treatment requested)
(confidential treatment requested                    600 KELLWOOD PARKWAY                 (confidential treatment requested)
(confidential treatment requested                    600 KELLWOOD PARKWAY                 (confidential treatment requested)
(confidential treatment requested                    600 KELLWOOD PARKWAY                 (confidential treatment requested)
------------------------------------------------------------------------------------------------------------------------------------

Schedule T: EDS Equipment Listing

------------------------------------------------------------------------------------------------------------------------------------
              ASSET#                    MFR      ITEM                  SERIAL                   DESCRIPTION      ENT SRVC   COST CAP
------------------------------------------------------------------------------------------------------------------------------------
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                       9803
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                       9803
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                       9803
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                       9803
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                       9803
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                       9803
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                       9803
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                       9803
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                       9803
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                       9803
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                       9804
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                       9804
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                       9804
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                       9804
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                       9804
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                       9804
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                       9804
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                       9804
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                       9804
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                       9804
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                       9804
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                       9804
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                       9804
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                       9804
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                       9804
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                       9804
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                       9804
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                       9804
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                       9804
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                       9804
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                       9804
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                       9804
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                       9804
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                       9804
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                       9804
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                       9804
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                       9804
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                       9804
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                       9804
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                       9804
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                       9804
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                       9804
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                       9804
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                       9804
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                       9804
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                       9803
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                       9803
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                       9803
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
              ASSET#                       ACCUM DEPR         BV            MTHLY DEPR       LOCCODE          LOC NAME
------------------------------------------------------------------------------------------------------------------------------------
(confidential treatment requested)    (confidential treatment requested)                     MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                     MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                     MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                     MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                     MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                     MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                     MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                     MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                     MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                     MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                     MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                     MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                     MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                     MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                     MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                     MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                     MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                     MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                     MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                     MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                     MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                     MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                     MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                     MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                     MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                     MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                     MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                     MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                     MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                     MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                     MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                     MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                     MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                     MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                     MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                     MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                     MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                     MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                     MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                     MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                     MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                     MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                     MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                     MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                     MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                     MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                     MOCF04         EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                     MOCF04         EDS/KELLWOOD
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
              ASSET#                                         LOC ADDRESS1                                    Voucher #
------------------------------------------------------------------------------------------------------------------------------------
(confidential treatment requested)                      600 KELLWOOD PARKWAY                    (confidential treatment requested)
(confidential treatment requested)                      600 KELLWOOD PARKWAY                    (confidential treatment requested)
(confidential treatment requested)                      600 KELLWOOD PARKWAY                    (confidential treatment requested)
(confidential treatment requested)                      600 KELLWOOD PARKWAY                    (confidential treatment requested)
(confidential treatment requested)                      600 KELLWOOD PARKWAY                    (confidential treatment requested)
(confidential treatment requested)                      600 KELLWOOD PARKWAY                    (confidential treatment requested)
(confidential treatment requested)                      600 KELLWOOD PARKWAY                    (confidential treatment requested)
(confidential treatment requested)                      600 KELLWOOD PARKWAY                    (confidential treatment requested)
(confidential treatment requested)                      600 KELLWOOD PARKWAY                    (confidential treatment requested)
(confidential treatment requested)                      600 KELLWOOD PARKWAY                    (confidential treatment requested)
(confidential treatment requested)                      600 KELLWOOD PARKWAY                    (confidential treatment requested)
(confidential treatment requested)                      600 KELLWOOD PARKWAY                    (confidential treatment requested)
(confidential treatment requested)                      600 KELLWOOD PARKWAY                    (confidential treatment requested)
(confidential treatment requested)                      600 KELLWOOD PARKWAY                    (confidential treatment requested)
(confidential treatment requested)                      600 KELLWOOD PARKWAY                    (confidential treatment requested)
(confidential treatment requested)                      600 KELLWOOD PARKWAY                    (confidential treatment requested)
(confidential treatment requested)                      600 KELLWOOD PARKWAY                    (confidential treatment requested)
(confidential treatment requested)                      600 KELLWOOD PARKWAY                    (confidential treatment requested)
(confidential treatment requested)                      600 KELLWOOD PARKWAY                    (confidential treatment requested)
(confidential treatment requested)                      600 KELLWOOD PARKWAY                    (confidential treatment requested)
(confidential treatment requested)                      600 KELLWOOD PARKWAY                    (confidential treatment requested)
(confidential treatment requested)                      600 KELLWOOD PARKWAY                    (confidential treatment requested)
(confidential treatment requested)                      600 KELLWOOD PARKWAY                    (confidential treatment requested)
(confidential treatment requested)                      600 KELLWOOD PARKWAY                    (confidential treatment requested)
(confidential treatment requested)                      600 KELLWOOD PARKWAY                    (confidential treatment requested)
(confidential treatment requested)                      600 KELLWOOD PARKWAY                    (confidential treatment requested)
(confidential treatment requested)                      600 KELLWOOD PARKWAY                    (confidential treatment requested)
(confidential treatment requested)                      600 KELLWOOD PARKWAY                    (confidential treatment requested)
(confidential treatment requested)                      600 KELLWOOD PARKWAY                    (confidential treatment requested)
(confidential treatment requested)                      600 KELLWOOD PARKWAY                    (confidential treatment requested)
(confidential treatment requested)                      600 KELLWOOD PARKWAY                    (confidential treatment requested)
(confidential treatment requested)                      600 KELLWOOD PARKWAY                    (confidential treatment requested)
(confidential treatment requested)                      600 KELLWOOD PARKWAY                    (confidential treatment requested)
(confidential treatment requested)                      600 KELLWOOD PARKWAY                    (confidential treatment requested)
(confidential treatment requested)                      600 KELLWOOD PARKWAY                    (confidential treatment requested)
(confidential treatment requested)                      600 KELLWOOD PARKWAY                    (confidential treatment requested)
(confidential treatment requested)                      600 KELLWOOD PARKWAY                    (confidential treatment requested)
(confidential treatment requested)                      600 KELLWOOD PARKWAY                    (confidential treatment requested)
(confidential treatment requested)                      600 KELLWOOD PARKWAY                    (confidential treatment requested)
(confidential treatment requested)                      600 KELLWOOD PARKWAY                    (confidential treatment requested)
(confidential treatment requested)                      600 KELLWOOD PARKWAY                    (confidential treatment requested)
(confidential treatment requested)                      600 KELLWOOD PARKWAY                    (confidential treatment requested)
(confidential treatment requested)                      600 KELLWOOD PARKWAY                    (confidential treatment requested)
(confidential treatment requested)                      600 KELLWOOD PARKWAY                    (confidential treatment requested)
(confidential treatment requested)                      600 KELLWOOD PARKWAY                    (confidential treatment requested)
(confidential treatment requested)                      600 KELLWOOD PARKWAY                    (confidential treatment requested)
(confidential treatment requested)                      600 KELLWOOD PARKWAY                    (confidential treatment requested)
(confidential treatment requested)                      600 KELLWOOD PARKWAY                    (confidential treatment requested)
------------------------------------------------------------------------------------------------------------------------------------

Schedule T: EDS Equipment Listing

                                    FA REPORT

------------------------------------------------------------------------------------------------------------------------------------
              ASSET#                     MFR   ITEM     SERIAL                       DESCRIPTION  ENT SRVC     COST CAP
------------------------------------------------------------------------------------------------------------------------------------
(confidential treatment requested)  COMP/COMP       (confidential treatment requested)              9803
(confidential treatment requested)  COMP/COMP       (confidential treatment requested)              9803
(confidential treatment requested)  COMP/COMP       (confidential treatment requested)              9712
(confidential treatment requested)  COMP/COMP       (confidential treatment requested)              9712
(confidential treatment requested)  COMP/COMP       (confidential treatment requested)              9712
(confidential treatment requested)  COMP/COMP       (confidential treatment requested)              9712
(confidential treatment requested)  COMP/COMP       (confidential treatment requested)              9712
(confidential treatment requested)  COMP/COMP       (confidential treatment requested)              9712
(confidential treatment requested)  COMP/COMP       (confidential treatment requested)              9712
(confidential treatment requested)  COMP/COMP       (confidential treatment requested)              9712
(confidential treatment requested)  COMP/COMP       (confidential treatment requested)              9712
(confidential treatment requested)  COMP/COMP       (confidential treatment requested)              9712
(confidential treatment requested)  COMP/COMP       (confidential treatment requested)              9712
(confidential treatment requested)  COMP/COMP       (confidential treatment requested)              9712
(confidential treatment requested)  COMP/COMP       (confidential treatment requested)              9712
(confidential treatment requested)  COMP/COMP       (confidential treatment requested)              9712
(confidential treatment requested)  COMP/COMP       (confidential treatment requested)              9712
(confidential treatment requested)  COMP/COMP       (confidential treatment requested)              9712
(confidential treatment requested)  COMP/COMP       (confidential treatment requested)              9712
(confidential treatment requested)  COMP/COMP       (confidential treatment requested)              9712
(confidential treatment requested)  COMP/COMP       (confidential treatment requested)              9712
(confidential treatment requested)  COMP/COMP       (confidential treatment requested)              9712
(confidential treatment requested)  COMP/COMP       (confidential treatment requested)              9805
(confidential treatment requested)  COMP/COMP       (confidential treatment requested)              9805
(confidential treatment requested)  COMP/COMP       (confidential treatment requested)              9805
(confidential treatment requested)  COMP/COMP       (confidential treatment requested)              9805
(confidential treatment requested)  COMP/COMP       (confidential treatment requested)              9805
(confidential treatment requested)  COMP/COMP       (confidential treatment requested)              9805
(confidential treatment requested)  COMP/COMP       (confidential treatment requested)              9805
(confidential treatment requested)  COMP/COMP       (confidential treatment requested)              9805
(confidential treatment requested)  COMP/COMP       (confidential treatment requested)              9805
(confidential treatment requested)  COMP/COMP       (confidential treatment requested)              9805
(confidential treatment requested)  COMP/COMP       (confidential treatment requested)              9805
(confidential treatment requested)  COMP/COMP       (confidential treatment requested)              9805
(confidential treatment requested)  COMP/COMP       (confidential treatment requested)              9805
(confidential treatment requested)  COMP/COMP       (confidential treatment requested)              9805
(confidential treatment requested)  COMP/COMP       (confidential treatment requested)              9805
(confidential treatment requested)  COMP/COMP       (confidential treatment requested)              9805
(confidential treatment requested)  COMP/COMP       (confidential treatment requested)              9805
(confidential treatment requested)  COMP/COMP       (confidential treatment requested)              9805
(confidential treatment requested)  COMP/COMP       (confidential treatment requested)              9805
(confidential treatment requested)  COMP/COMP       (confidential treatment requested)              9805
(confidential treatment requested)  COMP/COMP       (confidential treatment requested)              9803
(confidential treatment requested)  COMP/COMP       (confidential treatment requested)              9803
(confidential treatment requested)  COMP/COMP       (confidential treatment requested)              9803
(confidential treatment requested)  COMP/COMP       (confidential treatment requested)              9803
(confidential treatment requested)  COMP/COMP       (confidential treatment requested)              9803
(confidential treatment requested)  COMP/COMP       (confidential treatment requested)              9706
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
             ASSET#                   ACCUM DEPR         BV            MTHLY DEPR  LOCCODE               LOC NAME
------------------------------------------------------------------------------------------------------------------------------------
(confidential treatment requested)   (confidential treatment requested)            MOCF04           EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)            MOCF04           EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)            MOCF04           EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)            MOCF04           EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)            MOCF04           EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)            MOCF04           EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)            MOCF04           EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)            MOCF04           EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)            MOCF04           EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)            MOCF04           EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)            MOCF04           EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)            MOCF04           EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)            MOCF04           EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)            MOCF04           EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)            MOCF04           EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)            MOCF04           EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)            MOCF04           EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)            MOCF04           EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)            MOCF04           EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)            MOCF04           EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)            MOCF04           EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)            MOCF04           EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)            TXPLAD           ELECTRONIC DATA SYSTEMS
(confidential treatment requested)   (confidential treatment requested)            TXPLAD           ELECTRONIC DATA SYSTEMS
(confidential treatment requested)   (confidential treatment requested)            TXPLAD           ELECTRONIC DATA SYSTEMS
(confidential treatment requested)   (confidential treatment requested)            TXPLAD           ELECTRONIC DATA SYSTEMS
(confidential treatment requested)   (confidential treatment requested)            TXPLAD           ELECTRONIC DATA SYSTEMS
(confidential treatment requested)   (confidential treatment requested)            TXPLAD           ELECTRONIC DATA SYSTEMS
(confidential treatment requested)   (confidential treatment requested)            TXPLAD           ELECTRONIC DATA SYSTEMS
(confidential treatment requested)   (confidential treatment requested)            TXPLAD           ELECTRONIC DATA SYSTEMS
(confidential treatment requested)   (confidential treatment requested)            TXPLAD           ELECTRONIC DATA SYSTEMS
(confidential treatment requested)   (confidential treatment requested)            TXPLAD           ELECTRONIC DATA SYSTEMS
(confidential treatment requested)   (confidential treatment requested)            TXPLAD           ELECTRONIC DATA SYSTEMS
(confidential treatment requested)   (confidential treatment requested)            TXPLAD           ELECTRONIC DATA SYSTEMS
(confidential treatment requested)   (confidential treatment requested)            TXPLAD           ELECTRONIC DATA SYSTEMS
(confidential treatment requested)   (confidential treatment requested)            TXPLAD           ELECTRONIC DATA SYSTEMS
(confidential treatment requested)   (confidential treatment requested)            TXPLAD           ELECTRONIC DATA SYSTEMS
(confidential treatment requested)   (confidential treatment requested)            TXPLAD           ELECTRONIC DATA SYSTEMS
(confidential treatment requested)   (confidential treatment requested)            TXPLAD           ELECTRONIC DATA SYSTEMS
(confidential treatment requested)   (confidential treatment requested)            TXPLAD           ELECTRONIC DATA SYSTEMS
(confidential treatment requested)   (confidential treatment requested)            TXPLAD           ELECTRONIC DATA SYSTEMS
(confidential treatment requested)   (confidential treatment requested)            TXPLAD           ELECTRONIC DATA SYSTEMS
(confidential treatment requested)   (confidential treatment requested)            MOCF04           EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)            MOCF04           EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)            MOCF04           EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)            MOCF04           EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)            MOCF04           EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)            MOCF04           EDS/KELLWOOD
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
            ASSET#                         LOC ADDRESS1                             Voucher #
------------------------------------------------------------------------------------------------------------------------------------
(confidential treatment requested)   600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested)   600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested)   600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested)   600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested)   600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested)   600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested)   600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested)   600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested)   600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested)   600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested)   600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested)   600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested)   600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested)   600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested)   600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested)   600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested)   600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested)   600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested)   600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested)   600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested)   600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested)   600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested)   5400 LEGACY DRIVE (EDS CENTRE)     (confidential treatment requested)
(confidential treatment requested)   5400 LEGACY DRIVE (EDS CENTRE)     (confidential treatment requested)
(confidential treatment requested)   5400 LEGACY DRIVE (EDS CENTRE)     (confidential treatment requested)
(confidential treatment requested)   5400 LEGACY DRIVE (EDS CENTRE)     (confidential treatment requested)
(confidential treatment requested)   5400 LEGACY DRIVE (EDS CENTRE)     (confidential treatment requested)
(confidential treatment requested)   5400 LEGACY DRIVE (EDS CENTRE)     (confidential treatment requested)
(confidential treatment requested)   5400 LEGACY DRIVE (EDS CENTRE)     (confidential treatment requested)
(confidential treatment requested)   5400 LEGACY DRIVE (EDS CENTRE)     (confidential treatment requested)
(confidential treatment requested)   5400 LEGACY DRIVE (EDS CENTRE)     (confidential treatment requested)
(confidential treatment requested)   5400 LEGACY DRIVE (EDS CENTRE)     (confidential treatment requested)
(confidential treatment requested)   5400 LEGACY DRIVE (EDS CENTRE)     (confidential treatment requested)
(confidential treatment requested)   5400 LEGACY DRIVE (EDS CENTRE)     (confidential treatment requested)
(confidential treatment requested)   5400 LEGACY DRIVE (EDS CENTRE)     (confidential treatment requested)
(confidential treatment requested)   5400 LEGACY DRIVE (EDS CENTRE)     (confidential treatment requested)
(confidential treatment requested)   5400 LEGACY DRIVE (EDS CENTRE)     (confidential treatment requested)
(confidential treatment requested)   5400 LEGACY DRIVE (EDS CENTRE)     (confidential treatment requested)
(confidential treatment requested)   5400 LEGACY DRIVE (EDS CENTRE)     (confidential treatment requested)
(confidential treatment requested)   5400 LEGACY DRIVE (EDS CENTRE)     (confidential treatment requested)
(confidential treatment requested)   5400 LEGACY DRIVE (EDS CENTRE)     (confidential treatment requested)
(confidential treatment requested)   5400 LEGACY DRIVE (EDS CENTRE)     (confidential treatment requested)
(confidential treatment requested)   600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested)   600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested)   600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested)   600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested)   600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested)   600 KELLWOOD PARKWAY               (confidential treatment requested)

--------------------------------------------------------------------------------
                                     Page 21

Schedule T: EDS Equipment Listing

------------------------------------------------------------------------------------------------------------------------------------
                ASSET#                      MFR        ITEM                    SERIAL              DESCRIPTION   ENT SRVC  COST CAP
------------------------------------------------------------------------------------------------------------------------------------
(confidential treatment requested)       COMP/COMP             (confidential treatment requested)                  9706
(confidential treatment requested)       COMP/COMP             (confidential treatment requested)                  9706
(confidential treatment requested)       COMP/COMP             (confidential treatment requested)                  9706
(confidential treatment requested)       COMP/COMP             (confidential treatment requested)                  9706
(confidential treatment requested)       COMP/COMP             (confidential treatment requested)                  9706
(confidential treatment requested)       COMP/COMP             (confidential treatment requested)                  9706
(confidential treatment requested)       COMP/COMP             (confidential treatment requested)                  9706
(confidential treatment requested)       COMP/COMP             (confidential treatment requested)                  9706
(confidential treatment requested)       COMP/COMP             (confidential treatment requested)                  9706
(confidential treatment requested)       COMP/COMP             (confidential treatment requested)                  9706
(confidential treatment requested)       COMP/COMP             (confidential treatment requested)                  9706
(confidential treatment requested)       COMP/COMP             (confidential treatment requested)                  9706
(confidential treatment requested)       COMP/COMP             (confidential treatment requested)                  9706
(confidential treatment requested)       COMP/COMP             (confidential treatment requested)                  9706
(confidential treatment requested)       COMP/COMP             (confidential treatment requested)                  9706
(confidential treatment requested)       COMP/COMP             (confidential treatment requested)                  9706
(confidential treatment requested)       COMP/COMP             (confidential treatment requested)                  9706
(confidential treatment requested)       COMP/COMP             (confidential treatment requested)                  9706
(confidential treatment requested)       COMP/COMP             (confidential treatment requested)                  9706
(confidential treatment requested)       COMP/COMP             (confidential treatment requested)                  9706
(confidential treatment requested)       COMP/COMP             (confidential treatment requested)                  9703
(confidential treatment requested)       COMP/COMP             (confidential treatment requested)                  9703
(confidential treatment requested)       COMP/COMP             (confidential treatment requested)                  9703
(confidential treatment requested)       COMP/COMP             (confidential treatment requested)                  9703
(confidential treatment requested)       COMP/COMP             (confidential treatment requested)                  9703
(confidential treatment requested)       COMP/COMP             (confidential treatment requested)                  9703
(confidential treatment requested)       COMP/COMP             (confidential treatment requested)                  9703
(confidential treatment requested)       COMP/COMP             (confidential treatment requested)                  9703
(confidential treatment requested)       COMP/COMP             (confidential treatment requested)                  9703
(confidential treatment requested)       COMP/COMP             (confidential treatment requested)                  9703
(confidential treatment requested)       COMP/COMP             (confidential treatment requested)                  9711
(confidential treatment requested)       COMP/COMP             (confidential treatment requested)                  9711
(confidential treatment requested)       COMP/COMP             (confidential treatment requested)                  9711
(confidential treatment requested)       COMP/COMP             (confidential treatment requested)                  9711
(confidential treatment requested)       COMP/COMP             (confidential treatment requested)                  9711
(confidential treatment requested)       COMP/COMP             (confidential treatment requested)                  9711
(confidential treatment requested)       COMP/COMP             (confidential treatment requested)                  9711
(confidential treatment requested)       COMP/COMP             (confidential treatment requested)                  9711
(confidential treatment requested)       COMP/COMP             (confidential treatment requested)                  9711
(confidential treatment requested)       COMP/COMP             (confidential treatment requested)                  9711
(confidential treatment requested)       COMP/COMP             (confidential treatment requested)                  9711
(confidential treatment requested)       COMP/COMP             (confidential treatment requested)                  9711
(confidential treatment requested)       COMP/COMP             (confidential treatment requested)                  9711
(confidential treatment requested)       COMP/COMP             (confidential treatment requested)                  9711
(confidential treatment requested)       COMP/COMP             (confidential treatment requested)                  9711
(confidential treatment requested)       COMP/COMP             (confidential treatment requested)                  9710
(confidential treatment requested)       COMP/COMP             (confidential treatment requested)                  9711
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
               ASSET#                                     ACCUM DEPR      BV      MTHLY DEPR   LOCCODE           LOC NAME
------------------------------------------------------------------------------------------------------------------------------------
(confidential treatment requested)            (confidential treatment requested)               MOCF04         EDS/KELLWOOD
(confidential treatment requested)            (confidential treatment requested)               MOCF04         EDS/KELLWOOD
(confidential treatment requested)            (confidential treatment requested)               MOCF04         EDS/KELLWOOD
(confidential treatment requested)            (confidential treatment requested)               MOCF04         EDS/KELLWOOD
(confidential treatment requested)            (confidential treatment requested)               MOCF04         EDS/KELLWOOD
(confidential treatment requested)            (confidential treatment requested)               MOCF04         EDS/KELLWOOD
(confidential treatment requested)            (confidential treatment requested)               MOCF04         EDS/KELLWOOD
(confidential treatment requested)            (confidential treatment requested)               MOCF04         EDS/KELLWOOD
(confidential treatment requested)            (confidential treatment requested)               MOCF04         EDS/KELLWOOD
(confidential treatment requested)            (confidential treatment requested)               MOCF04         EDS/KELLWOOD
(confidential treatment requested)            (confidential treatment requested)               MOCF04         EDS/KELLWOOD
(confidential treatment requested)            (confidential treatment requested)               MOCF04         EDS/KELLWOOD
(confidential treatment requested)            (confidential treatment requested)               MOCF04         EDS/KELLWOOD
(confidential treatment requested)            (confidential treatment requested)               MOCF04         EDS/KELLWOOD
(confidential treatment requested)            (confidential treatment requested)               MOCF04         EDS/KELLWOOD
(confidential treatment requested)            (confidential treatment requested)               MOCF04         EDS/KELLWOOD
(confidential treatment requested)            (confidential treatment requested)               MOCF04         EDS/KELLWOOD
(confidential treatment requested)            (confidential treatment requested)               MOCF04         EDS/KELLWOOD
(confidential treatment requested)            (confidential treatment requested)               MOCF04         EDS/KELLWOOD
(confidential treatment requested)            (confidential treatment requested)               MOCF04         EDS/KELLWOOD
(confidential treatment requested)            (confidential treatment requested)               MOCF04         EDS/KELLWOOD
(confidential treatment requested)            (confidential treatment requested)               MOCF04         EDS/KELLWOOD
(confidential treatment requested)            (confidential treatment requested)               MOCF04         EDS/KELLWOOD
(confidential treatment requested)            (confidential treatment requested)               MOCF04         EDS/KELLWOOD
(confidential treatment requested)            (confidential treatment requested)               MOCF04         EDS/KELLWOOD
(confidential treatment requested)            (confidential treatment requested)               MOCF04         EDS/KELLWOOD
(confidential treatment requested)            (confidential treatment requested)               MOCF04         EDS/KELLWOOD
(confidential treatment requested)            (confidential treatment requested)               MOCF04         EDS/KELLWOOD
(confidential treatment requested)            (confidential treatment requested)               MOCF04         EDS/KELLWOOD
(confidential treatment requested)            (confidential treatment requested)               MOCF04         EDS/KELLWOOD
(confidential treatment requested)            (confidential treatment requested)               MOCF04         EDS/KELLWOOD
(confidential treatment requested)            (confidential treatment requested)               MAW401         CAPE COD
(confidential treatment requested)            (confidential treatment requested)               MAW401         CAPE COD
(confidential treatment requested)            (confidential treatment requested)               MAW401         CAPE COD
(confidential treatment requested)            (confidential treatment requested)               MAW401         CAPE COD
(confidential treatment requested)            (confidential treatment requested)               MAW401         CAPE COD
(confidential treatment requested)            (confidential treatment requested)               MAW401         CAPE COD
(confidential treatment requested)            (confidential treatment requested)               MAW401         CAPE COD
(confidential treatment requested)            (confidential treatment requested)               MAW401         CAPE COD
(confidential treatment requested)            (confidential treatment requested)               MAW401         CAPE COD
(confidential treatment requested)            (confidential treatment requested)               MAW401         CAPE COD
(confidential treatment requested)            (confidential treatment requested)               MAW401         CAPE COD
(confidential treatment requested)            (confidential treatment requested)               MAW401         CAPE COD
(confidential treatment requested)            (confidential treatment requested)               MAW401         CAPE COD
(confidential treatment requested)            (confidential treatment requested)               MAW401         CAPE COD
(confidential treatment requested)            (confidential treatment requested)               MAW401         CAPE COD
(confidential treatment requested)            (confidential treatment requested)               MOCF04         EDS/KELLWOOD
(confidential treatment requested)            (confidential treatment requested)               MOCF04         EDS/KELLWOOD
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                ASSET#                          LOC ADDRESS/1/                              Voucher #
----------------------------------------------------------------------------------------------------------------------
(confidential treatment requested)           600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)           600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)           600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)           600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)           600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)           600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)           600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)           600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)           600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)           600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)           600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)           600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)           600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)           600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)           600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)           600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)           600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)           600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)           600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)           600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)           600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)           600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)           600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)           600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)           600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)           600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)           600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)           600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)           600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)           600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)           600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)           400 MANLEY STREET                (confidential treatment requested)
(confidential treatment requested)           400 MANLEY STREET                (confidential treatment requested)
(confidential treatment requested)           400 MANLEY STREET                (confidential treatment requested)
(confidential treatment requested)           400 MANLEY STREET                (confidential treatment requested)
(confidential treatment requested)           400 MANLEY STREET                (confidential treatment requested)
(confidential treatment requested)           400 MANLEY STREET                (confidential treatment requested)
(confidential treatment requested)           400 MANLEY STREET                (confidential treatment requested)
(confidential treatment requested)           400 MANLEY STREET                (confidential treatment requested)
(confidential treatment requested)           400 MANLEY STREET                (confidential treatment requested)
(confidential treatment requested)           400 MANLEY STREET                (confidential treatment requested)
(confidential treatment requested)           400 MANLEY STREET                (confidential treatment requested)
(confidential treatment requested)           400 MANLEY STREET                (confidential treatment requested)
(confidential treatment requested)           400 MANLEY STREET                (confidential treatment requested)
(confidential treatment requested)           400 MANLEY STREET                (confidential treatment requested)
(confidential treatment requested)           400 MANLEY STREET                (confidential treatment requested)
(confidential treatment requested)           600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)           600 KELLWOOD PARKWAY             (confidential treatment requested)
----------------------------------------------------------------------------------------------------------------------

Schedule T: EDS Equipment Listing

------------------------------------------------------------------------------------------------------------------------------------
                 ASSET#                      MFR       ITEM               SERIAL                 DESCRIPTION   ENT SRVC   COST CAP
------------------------------------------------------------------------------------------------------------------------------------
(confidential treatment requested)       COMP/COMP            (confidential treatment requested)                   9711
(confidential treatment requested)       COMP/COMP            (confidential treatment requested)                   9812
(confidential treatment requested)       COMP/COMP            (confidential treatment requested)                   9811
(confidential treatment requested)       COMP/COMP            (confidential treatment requested)                   9812
(confidential treatment requested)       COMP/COMP            (confidential treatment requested)                   9811
(confidential treatment requested)       COMP/COMP            (confidential treatment requested)                   9811
(confidential treatment requested)       COMP/COMP            (confidential treatment requested)                   9811
(confidential treatment requested)       COMP/COMP            (confidential treatment requested)                   9901
(confidential treatment requested)       COMP/COMP            (confidential treatment requested)                   9901
(confidential treatment requested)       COMP/COMP            (confidential treatment requested)                   9812
(confidential treatment requested)       COMP/COMP            (confidential treatment requested)                   9902
(confidential treatment requested)       COMP/COMP            (confidential treatment requested)                   9902
(confidential treatment requested)       COMP/COMP            (confidential treatment requested)                   9902
(confidential treatment requested)       COMP/COMP            (confidential treatment requested)                   9902
(confidential treatment requested)       COMP/COMP            (confidential treatment requested)                   9902
(confidential treatment requested)       COMP/COMP            (confidential treatment requested)                   9902
(confidential treatment requested)       COMP/COMP            (confidential treatment requested)                   9902
(confidential treatment requested)       COMP/COMP            (confidential treatment requested)                   9902
(confidential treatment requested)       COMP/COMP            (confidential treatment requested)                   9902
(confidential treatment requested)       COMP/COMP            (confidential treatment requested)                   9902
(confidential treatment requested)       COMP/COMP            (confidential treatment requested)                   9902
(confidential treatment requested)       COMP/COMP            (confidential treatment requested)                   9811
(confidential treatment requested)       COMP/COMP            (confidential treatment requested)                   9811
(confidential treatment requested)       COMP/COMP            (confidential treatment requested)                   9902
(confidential treatment requested)       COMP/COMP            (confidential treatment requested)                   9903
(confidential treatment requested)       COMP/COMP            (confidential treatment requested)                   9903
(confidential treatment requested)       COMP/COMP            (confidential treatment requested)                   9903
(confidential treatment requested)       COMP/COMP            (confidential treatment requested)                   9903
(confidential treatment requested)       COMP/COMP            (confidential treatment requested)                   9903
(confidential treatment requested)       COMP/COMP            (confidential treatment requested)                   9903
(confidential treatment requested)       COMP/COMP            (confidential treatment requested)                   9903
(confidential treatment requested)       COMP/COMP            (confidential treatment requested)                   9802
(confidential treatment requested)       COMP/COMP            (confidential treatment requested)                   9901
(confidential treatment requested)       COMP/COMP            (confidential treatment requested)                   9901
(confidential treatment requested)       COMP/COMP            (confidential treatment requested)                   9901
(confidential treatment requested)       COMP/COMP            (confidential treatment requested)                   9901
(confidential treatment requested)       COMP/COMP            (confidential treatment requested)                   9901
(confidential treatment requested)       COMP/COMP            (confidential treatment requested)                   9901
(confidential treatment requested)       COMP/COMP            (confidential treatment requested)                   9901
(confidential treatment requested)       COMP/COMP            (confidential treatment requested)                   9901
(confidential treatment requested)       COMP/COMP            (confidential treatment requested)                   9901
(confidential treatment requested)       COMP/COMP            (confidential treatment requested)                   9901
(confidential treatment requested)       COMP/COMP            (confidential treatment requested)                   9901
(confidential treatment requested)       COMP/COMP            (confidential treatment requested)                   9901
(confidential treatment requested)       COMP/COMP            (confidential treatment requested)                   9901
(confidential treatment requested)       COMP/COMP            (confidential treatment requested)                   9901
(confidential treatment requested)       COMP/COMP            (confidential treatment requested)                   9901
(confidential treatment requested)       COMP/COMP            (confidential treatment requested)                   9901
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                ASSET#                         ACCUM DEPR         BV               MTHLY DEPR    LOCCODE           LOC NAME
------------------------------------------------------------------------------------------------------------------------------------
(confidential treatment requested)        (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)        (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)        (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)        (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)        (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)        (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)        (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)        (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)        (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)        (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)        (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)        (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)        (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)        (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)        (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)        (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)        (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)        (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)        (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)        (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)        (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)        (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)        (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)        (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)        (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)        (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)        (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)        (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)        (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)        (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)        (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)        (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)        (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)        (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)        (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)        (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)        (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)        (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)        (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)        (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)        (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)        (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)        (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)        (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)        (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)        (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)        (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)        (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                ASSET#                          LOC ADDRESS/1/                           Voucher #
-----------------------------------------------------------------------------------------------------------------
(confidential treatment requested)           600 KELLWOOD PARKWAY         (confidential treatment requested)
(confidential treatment requested)           600 KELLWOOD PARKWAY         (confidential treatment requested)
(confidential treatment requested)           600 KELLWOOD PARKWAY         (confidential treatment requested)
(confidential treatment requested)           600 KELLWOOD PARKWAY         (confidential treatment requested)
(confidential treatment requested)           600 KELLWOOD PARKWAY         (confidential treatment requested)
(confidential treatment requested)           600 KELLWOOD PARKWAY         (confidential treatment requested)
(confidential treatment requested)           600 KELLWOOD PARKWAY         (confidential treatment requested)
(confidential treatment requested)           600 KELLWOOD PARKWAY         (confidential treatment requested)
(confidential treatment requested)           600 KELLWOOD PARKWAY         (confidential treatment requested)
(confidential treatment requested)           600 KELLWOOD PARKWAY         (confidential treatment requested)
(confidential treatment requested)           600 KELLWOOD PARKWAY         (confidential treatment requested)
(confidential treatment requested)           600 KELLWOOD PARKWAY         (confidential treatment requested)
(confidential treatment requested)           600 KELLWOOD PARKWAY         (confidential treatment requested)
(confidential treatment requested)           600 KELLWOOD PARKWAY         (confidential treatment requested)
(confidential treatment requested)           600 KELLWOOD PARKWAY         (confidential treatment requested)
(confidential treatment requested)           600 KELLWOOD PARKWAY         (confidential treatment requested)
(confidential treatment requested)           600 KELLWOOD PARKWAY         (confidential treatment requested)
(confidential treatment requested)           600 KELLWOOD PARKWAY         (confidential treatment requested)
(confidential treatment requested)           600 KELLWOOD PARKWAY         (confidential treatment requested)
(confidential treatment requested)           600 KELLWOOD PARKWAY         (confidential treatment requested)
(confidential treatment requested)           600 KELLWOOD PARKWAY         (confidential treatment requested)
(confidential treatment requested)           600 KELLWOOD PARKWAY         (confidential treatment requested)
(confidential treatment requested)           600 KELLWOOD PARKWAY         (confidential treatment requested)
(confidential treatment requested)           600 KELLWOOD PARKWAY         (confidential treatment requested)
(confidential treatment requested)           600 KELLWOOD PARKWAY         (confidential treatment requested)
(confidential treatment requested)           600 KELLWOOD PARKWAY         (confidential treatment requested)
(confidential treatment requested)           600 KELLWOOD PARKWAY         (confidential treatment requested)
(confidential treatment requested)           600 KELLWOOD PARKWAY         (confidential treatment requested)
(confidential treatment requested)           600 KELLWOOD PARKWAY         (confidential treatment requested)
(confidential treatment requested)           600 KELLWOOD PARKWAY         (confidential treatment requested)
(confidential treatment requested)           600 KELLWOOD PARKWAY         (confidential treatment requested)
(confidential treatment requested)           600 KELLWOOD PARKWAY         (confidential treatment requested)
(confidential treatment requested)           600 KELLWOOD PARKWAY         (confidential treatment requested)
(confidential treatment requested)           600 KELLWOOD PARKWAY         (confidential treatment requested)
(confidential treatment requested)           600 KELLWOOD PARKWAY         (confidential treatment requested)
(confidential treatment requested)           600 KELLWOOD PARKWAY         (confidential treatment requested)
(confidential treatment requested)           600 KELLWOOD PARKWAY         (confidential treatment requested)
(confidential treatment requested)           600 KELLWOOD PARKWAY         (confidential treatment requested)
(confidential treatment requested)           600 KELLWOOD PARKWAY         (confidential treatment requested)
(confidential treatment requested)           600 KELLWOOD PARKWAY         (confidential treatment requested)
(confidential treatment requested)           600 KELLWOOD PARKWAY         (confidential treatment requested)
(confidential treatment requested)           600 KELLWOOD PARKWAY         (confidential treatment requested)
(confidential treatment requested)           600 KELLWOOD PARKWAY         (confidential treatment requested)
(confidential treatment requested)           600 KELLWOOD PARKWAY         (confidential treatment requested)
(confidential treatment requested)           600 KELLWOOD PARKWAY         (confidential treatment requested)
(confidential treatment requested)           600 KELLWOOD PARKWAY         (confidential treatment requested)
(confidential treatment requested)           600 KELLWOOD PARKWAY         (confidential treatment requested)
(confidential treatment requested)           600 KELLWOOD PARKWAY         (confidential treatment requested)
-----------------------------------------------------------------------------------------------------------------

Schedule T: EDS Equipment Listing

                                   FA REPORT

--------------------------------------------------------------------------------------------------------------------
                ASSET#                MFR     ITEM               SERIAL              DESCRIPTION  ENT SRVC COST CAP
--------------------------------------------------------------------------------------------------------------------
(confidential treatment requested) COMP/COMP       (confidential treatment requested)              9901
(confidential treatment requested) COMP/COMP       (confidential treatment requested)              9901
(confidential treatment requested) COMP/COMP       (confidential treatment requested)              9810
(confidential treatment requested) COMP/COMP       (confidential treatment requested)              9810
(confidential treatment requested) COMP/COMP       (confidential treatment requested)              9810
(confidential treatment requested) COMP/COMP       (confidential treatment requested)              9810
(confidential treatment requested) COMP/COMP       (confidential treatment requested)              9810
(confidential treatment requested) COMP/COMP       (confidential treatment requested)              9810
(confidential treatment requested) COMP/COMP       (confidential treatment requested)              9810
(confidential treatment requested) COMP/COMP       (confidential treatment requested)              9810
(confidential treatment requested) COMP/COMP       (confidential treatment requested)              9810
(confidential treatment requested) COMP/COMP       (confidential treatment requested)              9810
(confidential treatment requested) COMP/COMP       (confidential treatment requested)              9810
(confidential treatment requested) COMP/COMP       (confidential treatment requested)              9810
(confidential treatment requested) COMP/COMP       (confidential treatment requested)              9810
(confidential treatment requested) COMP/COMP       (confidential treatment requested)              9810
(confidential treatment requested) COMP/COMP       (confidential treatment requested)              9810
(confidential treatment requested) COMP/COMP       (confidential treatment requested)              9810
(confidential treatment requested) COMP/COMP       (confidential treatment requested)              9810
(confidential treatment requested) COMP/COMP       (confidential treatment requested)              9810
(confidential treatment requested) COMP/COMP       (confidential treatment requested)              9810
(confidential treatment requested) COMP/COMP       (confidential treatment requested)              9810
(confidential treatment requested) COMP/COMP       (confidential treatment requested)              9809
(confidential treatment requested) COMP/COMP       (confidential treatment requested)              9809
(confidential treatment requested) COMP/COMP       (confidential treatment requested)              9809
(confidential treatment requested) COMP/COMP       (confidential treatment requested)              9809
(confidential treatment requested) COMP/COMP       (confidential treatment requested)              9809
(confidential treatment requested) COMP/COMP       (confidential treatment requested)              9809
(confidential treatment requested) COMP/COMP       (confidential treatment requested)              9809
(confidential treatment requested) COMP/COMP       (confidential treatment requested)              9809
(confidential treatment requested) COMP/COMP       (confidential treatment requested)              9809
(confidential treatment requested) COMP/COMP       (confidential treatment requested)              9806
(confidential treatment requested) COMP/COMP       (confidential treatment requested)              9806
(confidential treatment requested) COMP/COMP       (confidential treatment requested)              9806
(confidential treatment requested) COMP/COMP       (confidential treatment requested)              9809
(confidential treatment requested) COMP/COMP       (confidential treatment requested)              9809
(confidential treatment requested) COMP/COMP       (confidential treatment requested)              9809
(confidential treatment requested) COMP/COMP       (confidential treatment requested)              9802
(confidential treatment requested) COMP/COMP       (confidential treatment requested)              9901
(confidential treatment requested) COMP/COMP       (confidential treatment requested)              9901
(confidential treatment requested) COMP/COMP       (confidential treatment requested)              9901
(confidential treatment requested) COMP/COMP       (confidential treatment requested)              9810
(confidential treatment requested) COMP/COMP       (confidential treatment requested)              9901
(confidential treatment requested) COMP/COMP       (confidential treatment requested)              9806
(confidential treatment requested) COMP/COMP       (confidential treatment requested)              9806
(confidential treatment requested) COMP/COMP       (confidential treatment requested)              9806
(confidential treatment requested) COMP/COMP       (confidential treatment requested)              9806
(confidential treatment requested) COMP/COMP       (confidential treatment requested)              9812
--------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                ASSET#                 ACCUM DEPR         BV          MTHLY DEPR   LOCCODE      LOC NAME          LOC ADDRESS1
----------------------------------------------------------------------------------------------------------------------------------
(confidential treatment requested)  (confidential treatment requested)             MOCF04     EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)             MOCF04     EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)             MOCF04     EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)             MOCF04     EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)             MOCF04     EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)             MOCF04     EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)             MOCF04     EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)             MOCF04     EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)             MOCF04     EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)             MOCF04     EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)             MOCF04     EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)             MOCF04     EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)             MOCF04     EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)             MOCF04     EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)             MOCF04     EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)             MOCF04     EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)             MOCF04     EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)             MOCF04     EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)             MOCF04     EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)             MOCF04     EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)             MOCF04     EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)             MOCF04     EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)             MOCF04     EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)             MOCF04     EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)             MOCF04     EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)             MOCF04     EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)             MOCF04     EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)             MOCF04     EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)             MOCF04     EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)             MOCF04     EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)             MOCF04     EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)             MOCF04     EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)             MOCF04     EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)             MOCF04     EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)             MOCF04     EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)             MOCF04     EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)             MOCF04     EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)             MOCF04     EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)             MOCF04     EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)             MOCF04     EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)             MOCF04     EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)             MOCF04     EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)             MOCF04     EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)             MOCF04     EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)             MOCF04     EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)             MOCF04     EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)             MOCF04     EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)             MOCF04     EDS/KELLWOOD    600 KELLWOOD PARKWAY
-----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------
                ASSET#                        Voucher #
----------------------------------------------------------------------
(confidential treatment requested)  (confidential treatment requested)
(confidential treatment requested)  (confidential treatment requested)
(confidential treatment requested)  (confidential treatment requested)
(confidential treatment requested)  (confidential treatment requested)
(confidential treatment requested)  (confidential treatment requested)
(confidential treatment requested)  (confidential treatment requested)
(confidential treatment requested)  (confidential treatment requested)
(confidential treatment requested)  (confidential treatment requested)
(confidential treatment requested)  (confidential treatment requested)
(confidential treatment requested)  (confidential treatment requested)
(confidential treatment requested)  (confidential treatment requested)
(confidential treatment requested)  (confidential treatment requested)
(confidential treatment requested)  (confidential treatment requested)
(confidential treatment requested)  (confidential treatment requested)
(confidential treatment requested)  (confidential treatment requested)
(confidential treatment requested)  (confidential treatment requested)
(confidential treatment requested)  (confidential treatment requested)
(confidential treatment requested)  (confidential treatment requested)
(confidential treatment requested)  (confidential treatment requested)
(confidential treatment requested)  (confidential treatment requested)
(confidential treatment requested)  (confidential treatment requested)
(confidential treatment requested)  (confidential treatment requested)
(confidential treatment requested)  (confidential treatment requested)
(confidential treatment requested)  (confidential treatment requested)
(confidential treatment requested)  (confidential treatment requested)
(confidential treatment requested)  (confidential treatment requested)
(confidential treatment requested)  (confidential treatment requested)
(confidential treatment requested)  (confidential treatment requested)
(confidential treatment requested)  (confidential treatment requested)
(confidential treatment requested)  (confidential treatment requested)
(confidential treatment requested)  (confidential treatment requested)
(confidential treatment requested)  (confidential treatment requested)
(confidential treatment requested)  (confidential treatment requested)
(confidential treatment requested)  (confidential treatment requested)
(confidential treatment requested)  (confidential treatment requested)
(confidential treatment requested)  (confidential treatment requested)
(confidential treatment requested)  (confidential treatment requested)
(confidential treatment requested)  (confidential treatment requested)
(confidential treatment requested)  (confidential treatment requested)
(confidential treatment requested)  (confidential treatment requested)
(confidential treatment requested)  (confidential treatment requested)
(confidential treatment requested)  (confidential treatment requested)
(confidential treatment requested)  (confidential treatment requested)
(confidential treatment requested)  (confidential treatment requested)
(confidential treatment requested)  (confidential treatment requested)
(confidential treatment requested)  (confidential treatment requested)
(confidential treatment requested)  (confidential treatment requested)
(confidential treatment requested)  (confidential treatment requested)
----------------------------------------------------------------------

Schedule T: EDS Equipment Listing

              ASSET#                MFR      ITEM            SERIAL                   DESCRIPTION  ENT SRVC   COST CAP
----------------------------------------------------------------------------------------------------------------------
(confidential treatment requested  COMP/COMP       (confidential treatment requested)                9812
(confidential treatment requested  COMP/COMP       (confidential treatment requested)                9805
(confidential treatment requested  COMP/COMP       (confidential treatment requested)                9805
(confidential treatment requested  COMP/COMP       (confidential treatment requested)                9805
(confidential treatment requested  COMP/COMP       (confidential treatment requested)                9805
(confidential treatment requested  COMP/COMP       (confidential treatment requested)                9901
(confidential treatment requested  COMP/COMP       (confidential treatment requested)                9901
(confidential treatment requested  COMP/COMP       (confidential treatment requested)                9901
(confidential treatment requested  COMP/COMP       (confidential treatment requested)                9802
(confidential treatment requested  COMP/COMP       (confidential treatment requested)                9802
(confidential treatment requested  COMP/COMP       (confidential treatment requested)                9802
(confidential treatment requested  COMP/COMP       (confidential treatment requested)                9803
(confidential treatment requested  COMP/COMP       (confidential treatment requested)                9803
(confidential treatment requested  COMP/COMP       (confidential treatment requested)                9812
(confidential treatment requested  COMP/COMP       (confidential treatment requested)                9812
(confidential treatment requested  COMP/COMP       (confidential treatment requested)                9812
(confidential treatment requested  COMP/COMP       (confidential treatment requested)                9812
(confidential treatment requested  COMP/COMP       (confidential treatment requested)                9812
(confidential treatment requested  COMP/COMP       (confidential treatment requested)                9812
(confidential treatment requested  COMP/COMP       (confidential treatment requested)                9812
(confidential treatment requested  COMP/COMP       (confidential treatment requested)                9812
(confidential treatment requested  COMP/COMP       (confidential treatment requested)                9812
(confidential treatment requested  COMP/COMP       (confidential treatment requested)                9901
(confidential treatment requested  COMP/COMP       (confidential treatment requested)                9901
(confidential treatment requested  COMP/COMP       (confidential treatment requested)                9901
(confidential treatment requested  COMP/COMP       (confidential treatment requested)                9901
(confidential treatment requested  COMP/COMP       (confidential treatment requested)                9901
(confidential treatment requested  COMP/COMP       (confidential treatment requested)                9901
(confidential treatment requested  COMP/COMP       (confidential treatment requested)                9901
(confidential treatment requested  COMP/COMP       (confidential treatment requested)                9809
(confidential treatment requested  COMP/COMP       (confidential treatment requested)                9809
(confidential treatment requested  COMP/COMP       (confidential treatment requested)                9809
(confidential treatment requested  COMP/COMP       (confidential treatment requested)                9810
(confidential treatment requested  COMP/COMP       (confidential treatment requested)                9810
(confidential treatment requested  COMP/COMP       (confidential treatment requested)                9810
(confidential treatment requested  COMP/COMP       (confidential treatment requested)                9810
(confidential treatment requested  COMP/COMP       (confidential treatment requested)                9810
(confidential treatment requested  COMP/COMP       (confidential treatment requested)                9810
(confidential treatment requested  COMP/COMP       (confidential treatment requested)                9810
(confidential treatment requested  COMP/COMP       (confidential treatment requested)                9804
(confidential treatment requested  COMP/COMP       (confidential treatment requested)                9804
(confidential treatment requested  COMP/COMP       (confidential treatment requested)                9804
(confidential treatment requested  COMP/COMP       (confidential treatment requested)                9804
(confidential treatment requested  COMP/COMP       (confidential treatment requested)                9804
(confidential treatment requested  COMP/COMP       (confidential treatment requested)                9804
(confidential treatment requested  COMP/COMP       (confidential treatment requested)                9810
(confidential treatment requested  COMP/COMP       (confidential treatment requested)                9810
(confidential treatment requested  COMP/COMP       (confidential treatment requested)                9810
              ASSET#                       ACCUM DEPR         BV           MTHLY DEPR   LOCCODE           LOC NAME
------------------------------------------------------------------------------------------------------------------------------------
(confidential treatment requested        (confidential treatment requested)              MOCF04         EDS/KELLWOOD
(confidential treatment requested        (confidential treatment requested)              TXPLAD         ELECTRONIC DATA SYSTEMS
(confidential treatment requested        (confidential treatment requested)              TXPLAD         ELECTRONIC DATA SYSTEMS
(confidential treatment requested        (confidential treatment requested)              TXPLAD         ELECTRONIC DATA SYSTEMS
(confidential treatment requested        (confidential treatment requested)              TXPLAD         ELECTRONIC DATA SYSTEMS
(confidential treatment requested        (confidential treatment requested)              MOCF04         EDS/KELLWOOD
(confidential treatment requested        (confidential treatment requested)              MOCF04         EDS/KELLWOOD
(confidential treatment requested        (confidential treatment requested)              MOCF04         EDS/KELLWOOD
(confidential treatment requested        (confidential treatment requested)              MOCF04         EDS/KELLWOOD
(confidential treatment requested        (confidential treatment requested)              MOCF04         EDS/KELLWOOD
(confidential treatment requested        (confidential treatment requested)              MOCF04         EDS/KELLWOOD
(confidential treatment requested        (confidential treatment requested)              MOCF04         EDS/KELLWOOD
(confidential treatment requested        (confidential treatment requested)              MOCF04         EDS/KELLWOOD
(confidential treatment requested        (confidential treatment requested)              MOCF04         EDS/KELLWOOD
(confidential treatment requested        (confidential treatment requested)              MOCF04         EDS/KELLWOOD
(confidential treatment requested        (confidential treatment requested)              MOCF04         EDS/KELLWOOD
(confidential treatment requested        (confidential treatment requested)              MOCF04         EDS/KELLWOOD
(confidential treatment requested        (confidential treatment requested)              MOCF04         EDS/KELLWOOD
(confidential treatment requested        (confidential treatment requested)              MOCF04         EDS/KELLWOOD
(confidential treatment requested        (confidential treatment requested)              MOCF04         EDS/KELLWOOD
(confidential treatment requested        (confidential treatment requested)              MOCF04         EDS/KELLWOOD
(confidential treatment requested        (confidential treatment requested)              MOCF04         EDS/KELLWOOD
(confidential treatment requested        (confidential treatment requested)              MOCF04         EDS/KELLWOOD
(confidential treatment requested        (confidential treatment requested)              MOCF04         EDS/KELLWOOD
(confidential treatment requested        (confidential treatment requested)              MOCF04         EDS/KELLWOOD
(confidential treatment requested        (confidential treatment requested)              MOCF04         EDS/KELLWOOD
(confidential treatment requested        (confidential treatment requested)              MOCF04         EDS/KELLWOOD
(confidential treatment requested        (confidential treatment requested)              MOCF04         EDS/KELLWOOD
(confidential treatment requested        (confidential treatment requested)              MOCF04         EDS/KELLWOOD
(confidential treatment requested        (confidential treatment requested)              MOCF04         EDS/KELLWOOD
(confidential treatment requested        (confidential treatment requested)              MOCF04         EDS/KELLWOOD
(confidential treatment requested        (confidential treatment requested)              MOCF04         EDS/KELLWOOD
(confidential treatment requested        (confidential treatment requested)              MOCF04         EDS/KELLWOOD
(confidential treatment requested        (confidential treatment requested)              MOCF04         EDS/KELLWOOD
(confidential treatment requested        (confidential treatment requested)              MOCF04         EDS/KELLWOOD
(confidential treatment requested        (confidential treatment requested)              MOCF04         EDS/KELLWOOD
(confidential treatment requested        (confidential treatment requested)              MOCF04         EDS/KELLWOOD
(confidential treatment requested        (confidential treatment requested)              MOCF04         EDS/KELLWOOD
(confidential treatment requested        (confidential treatment requested)              MOCF04         EDS/KELLWOOD
(confidential treatment requested        (confidential treatment requested)              MOCF04         EDS/KELLWOOD
(confidential treatment requested        (confidential treatment requested)              MOCF04         EDS/KELLWOOD
(confidential treatment requested        (confidential treatment requested)              MOCF04         EDS/KELLWOOD
(confidential treatment requested        (confidential treatment requested)              MOCF04         EDS/KELLWOOD
(confidential treatment requested        (confidential treatment requested)              MOCF04         EDS/KELLWOOD
(confidential treatment requested        (confidential treatment requested)              MOCF04         EDS/KELLWOOD
(confidential treatment requested        (confidential treatment requested)              MOCF04         EDS/KELLWOOD
(confidential treatment requested        (confidential treatment requested)              MOCF04         EDS/KELLWOOD
(confidential treatment requested        (confidential treatment requested)              MOCF04         EDS/KELLWOOD
              ASSET#                          LOC ADDRESS1                                     Voucher #
------------------------------------------------------------------------------------------------------------------------------------
(confidential treatment requested        600 KELLWOOD PARKWAY                        (confidential treatment requested)
(confidential treatment requested        5400 LEGACY DRIVE (EDS CENTRE)              (confidential treatment requested)
(confidential treatment requested        5400 LEGACY DRIVE (EDS CENTRE)              (confidential treatment requested)
(confidential treatment requested        5400 LEGACY DRIVE (EDS CENTRE)              (confidential treatment requested)
(confidential treatment requested        5400 LEGACY DRIVE (EDS CENTRE)              (confidential treatment requested)
(confidential treatment requested        600 KELLWOOD PARKWAY                        (confidential treatment requested)
(confidential treatment requested        600 KELLWOOD PARKWAY                        (confidential treatment requested)
(confidential treatment requested        600 KELLWOOD PARKWAY                        (confidential treatment requested)
(confidential treatment requested        600 KELLWOOD PARKWAY                        (confidential treatment requested)
(confidential treatment requested        600 KELLWOOD PARKWAY                        (confidential treatment requested)
(confidential treatment requested        600 KELLWOOD PARKWAY                        (confidential treatment requested)
(confidential treatment requested        600 KELLWOOD PARKWAY                        (confidential treatment requested)
(confidential treatment requested        600 KELLWOOD PARKWAY                        (confidential treatment requested)
(confidential treatment requested        600 KELLWOOD PARKWAY                        (confidential treatment requested)
(confidential treatment requested        600 KELLWOOD PARKWAY                        (confidential treatment requested)
(confidential treatment requested        600 KELLWOOD PARKWAY                        (confidential treatment requested)
(confidential treatment requested        600 KELLWOOD PARKWAY                        (confidential treatment requested)
(confidential treatment requested        600 KELLWOOD PARKWAY                        (confidential treatment requested)
(confidential treatment requested        600 KELLWOOD PARKWAY                        (confidential treatment requested)
(confidential treatment requested        600 KELLWOOD PARKWAY                        (confidential treatment requested)
(confidential treatment requested        600 KELLWOOD PARKWAY                        (confidential treatment requested)
(confidential treatment requested        600 KELLWOOD PARKWAY                        (confidential treatment requested)
(confidential treatment requested        600 KELLWOOD PARKWAY                        (confidential treatment requested)
(confidential treatment requested        600 KELLWOOD PARKWAY                        (confidential treatment requested)
(confidential treatment requested        600 KELLWOOD PARKWAY                        (confidential treatment requested)
(confidential treatment requested        600 KELLWOOD PARKWAY                        (confidential treatment requested)
(confidential treatment requested        600 KELLWOOD PARKWAY                        (confidential treatment requested)
(confidential treatment requested        600 KELLWOOD PARKWAY                        (confidential treatment requested)
(confidential treatment requested        600 KELLWOOD PARKWAY                        (confidential treatment requested)
(confidential treatment requested        600 KELLWOOD PARKWAY                        (confidential treatment requested)
(confidential treatment requested        600 KELLWOOD PARKWAY                        (confidential treatment requested)
(confidential treatment requested        600 KELLWOOD PARKWAY                        (confidential treatment requested)
(confidential treatment requested        600 KELLWOOD PARKWAY                        (confidential treatment requested)
(confidential treatment requested        600 KELLWOOD PARKWAY                        (confidential treatment requested)
(confidential treatment requested        600 KELLWOOD PARKWAY                        (confidential treatment requested)
(confidential treatment requested        600 KELLWOOD PARKWAY                        (confidential treatment requested)
(confidential treatment requested        600 KELLWOOD PARKWAY                        (confidential treatment requested)
(confidential treatment requested        600 KELLWOOD PARKWAY                        (confidential treatment requested)
(confidential treatment requested        600 KELLWOOD PARKWAY                        (confidential treatment requested)
(confidential treatment requested        600 KELLWOOD PARKWAY                        (confidential treatment requested)
(confidential treatment requested        600 KELLWOOD PARKWAY                        (confidential treatment requested)
(confidential treatment requested        600 KELLWOOD PARKWAY                        (confidential treatment requested)
(confidential treatment requested        600 KELLWOOD PARKWAY                        (confidential treatment requested)
(confidential treatment requested        600 KELLWOOD PARKWAY                        (confidential treatment requested)
(confidential treatment requested        600 KELLWOOD PARKWAY                        (confidential treatment requested)
(confidential treatment requested        600 KELLWOOD PARKWAY                        (confidential treatment requested)
(confidential treatment requested        600 KELLWOOD PARKWAY                        (confidential treatment requested)
(confidential treatment requested        600 KELLWOOD PARKWAY                        (confidential treatment requested)

                                     Page 25                           6/20/2002

Schedule T: EDS Equipment Listing

                                    FA REPORT

-------------------------------------------------------------------------------------------------------------------------------
              ASSET#                    MFR       ITEM           SERIAL                      DESCRIPTION    ENT SRVC   COST CAP
-------------------------------------------------------------------------------------------------------------------------------
(confidential treatment requested)   COMP/COMP           (confidential treatment requested)                   9810
(confidential treatment requested)   COMP/COMP           (confidential treatment requested)                   9810
(confidential treatment requested)   COMP/COMP           (confidential treatment requested)                   9810
(confidential treatment requested)   COMP/COMP           (confidential treatment requested)                   9810
(confidential treatment requested)   COMP/COMP           (confidential treatment requested)                   9810
(confidential treatment requested)   COMP/COMP           (confidential treatment requested)                   9810
(confidential treatment requested)   COMP/COMP           (confidential treatment requested)                   9901
(confidential treatment requested)   COMP/COMP           (confidential treatment requested)                   9901
(confidential treatment requested)   COMP/COMP           (confidential treatment requested)                   9901
(confidential treatment requested)   COMP/COMP           (confidential treatment requested)                   9811
(confidential treatment requested)   COMP/COMP           (confidential treatment requested)                   9810
(confidential treatment requested)   COMP/COMP           (confidential treatment requested)                   9810
(confidential treatment requested)   COMP/COMP           (confidential treatment requested)                   9810
(confidential treatment requested)   COMP/COMP           (confidential treatment requested)                   9810
(confidential treatment requested)   COMP/COMP           (confidential treatment requested)                   9811
(confidential treatment requested)   COMP/COMP           (confidential treatment requested)                   9811
(confidential treatment requested)   COMP/COMP           (confidential treatment requested)                   9812
(confidential treatment requested)   COMP/COMP           (confidential treatment requested)                   9812
(confidential treatment requested)   COMP/COMP           (confidential treatment requested)                   9812
(confidential treatment requested)   COMP/COMP           (confidential treatment requested)                   9812
(confidential treatment requested)   COMP/COMP           (confidential treatment requested)                   9812
(confidential treatment requested)   COMP/COMP           (confidential treatment requested)                   9812
(confidential treatment requested)   COMP/COMP           (confidential treatment requested)                   9812
(confidential treatment requested)   COMP/COMP           (confidential treatment requested)                   9812
(confidential treatment requested)   COMP/COMP           (confidential treatment requested)                   9901
(confidential treatment requested)   COMP/COMP           (confidential treatment requested)                   9901
(confidential treatment requested)   COMP/COMP           (confidential treatment requested)                   9808
(confidential treatment requested)   COMP/COMP           (confidential treatment requested)                   9808
(confidential treatment requested)   COMP/COMP           (confidential treatment requested)                   9809
(confidential treatment requested)   COMP/COMP           (confidential treatment requested)                   9809
(confidential treatment requested)   COMP/COMP           (confidential treatment requested)                   9809
(confidential treatment requested)   COMP/COMP           (confidential treatment requested)                   9809
(confidential treatment requested)   COMP/COMP           (confidential treatment requested)                   9809
(confidential treatment requested)   COMP/COMP           (confidential treatment requested)                   9809
(confidential treatment requested)   COMP/COMP           (confidential treatment requested)                   9809
(confidential treatment requested)   COMP/COMP           (confidential treatment requested)                   9809
(confidential treatment requested)   COMP/COMP           (confidential treatment requested)                   9809
(confidential treatment requested)   COMP/COMP           (confidential treatment requested)                   9809
(confidential treatment requested)   COMP/COMP           (confidential treatment requested)                   9809
(confidential treatment requested)   COMP/COMP           (confidential treatment requested)                   9809
(confidential treatment requested)   COMP/COMP           (confidential treatment requested)                   9809
(confidential treatment requested)   COMP/COMP           (confidential treatment requested)                   9809
(confidential treatment requested)   COMP/COMP           (confidential treatment requested)                   9809
(confidential treatment requested)   COMP/COMP           (confidential treatment requested)                   9809
(confidential treatment requested)   COMP/COMP           (confidential treatment requested)                   9809
(confidential treatment requested)   COMP/COMP           (confidential treatment requested)                   9809
(confidential treatment requested)   COMP/COMP           (confidential treatment requested)                   9809
(confidential treatment requested)   COMP/COMP           (confidential treatment requested)                   9809
-------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
              ASSET#                     ACCUM DEPR         BV         MTHLY DEPR   LOCCODE     LOC NAME          LOC ADDRESS1
-----------------------------------------------------------------------------------------------------------------------------------
(confidential treatment requested)  (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)                CA&E17   KELLWOOD WEST   13085 E. TEMPLE AVE.
(confidential treatment requested)  (confidential treatment requested)                CA&E17   KELLWOOD WEST   13085 E. TEMPLE AVE.
(confidential treatment requested)  (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------
              ASSET#                                Voucher #
-----------------------------------------------------------------------
(confidential treatment requested)    (confidential treatment requested)
(confidential treatment requested)    (confidential treatment requested)
(confidential treatment requested)    (confidential treatment requested)
(confidential treatment requested)    (confidential treatment requested)
(confidential treatment requested)    (confidential treatment requested)
(confidential treatment requested)    (confidential treatment requested)
(confidential treatment requested)    (confidential treatment requested)
(confidential treatment requested)    (confidential treatment requested)
(confidential treatment requested)    (confidential treatment requested)
(confidential treatment requested)    (confidential treatment requested)
(confidential treatment requested)    (confidential treatment requested)
(confidential treatment requested)    (confidential treatment requested)
(confidential treatment requested)    (confidential treatment requested)
(confidential treatment requested)    (confidential treatment requested)
(confidential treatment requested)    (confidential treatment requested)
(confidential treatment requested)    (confidential treatment requested)
(confidential treatment requested)    (confidential treatment requested)
(confidential treatment requested)    (confidential treatment requested)
(confidential treatment requested)    (confidential treatment requested)
(confidential treatment requested)    (confidential treatment requested)
(confidential treatment requested)    (confidential treatment requested)
(confidential treatment requested)    (confidential treatment requested)
(confidential treatment requested)    (confidential treatment requested)
(confidential treatment requested)    (confidential treatment requested)
(confidential treatment requested)    (confidential treatment requested)
(confidential treatment requested)    (confidential treatment requested)
(confidential treatment requested)    (confidential treatment requested)
(confidential treatment requested)    (confidential treatment requested)
(confidential treatment requested)    (confidential treatment requested)
(confidential treatment requested)    (confidential treatment requested)
(confidential treatment requested)    (confidential treatment requested)
(confidential treatment requested)    (confidential treatment requested)
(confidential treatment requested)    (confidential treatment requested)
(confidential treatment requested)    (confidential treatment requested)
(confidential treatment requested)    (confidential treatment requested)
(confidential treatment requested)    (confidential treatment requested)
(confidential treatment requested)    (confidential treatment requested)
(confidential treatment requested)    (confidential treatment requested)
(confidential treatment requested)    (confidential treatment requested)
(confidential treatment requested)    (confidential treatment requested)
(confidential treatment requested)    (confidential treatment requested)
(confidential treatment requested)    (confidential treatment requested)
(confidential treatment requested)    (confidential treatment requested)
(confidential treatment requested)    (confidential treatment requested)
(confidential treatment requested)    (confidential treatment requested)
(confidential treatment requested)    (confidential treatment requested)
(confidential treatment requested)    (confidential treatment requested)
(confidential treatment requested)    (confidential treatment requested)
------------------------------------------------------------------------

Schedule T: EDS Equipment Listing

                                    FA REPORT

----------------------------------------------------------------------------------------------------------------------
              ASSET#                    MFR    ITEM            SERIAL                  DESCRIPTION ENT SRVC   COST CAP
----------------------------------------------------------------------------------------------------------------------
(confidential treatment requested)   COMP/COMP      (confidential treatment requested)               9809
(confidential treatment requested)   COMP/COMP      (confidential treatment requested)               9809
(confidential treatment requested)   COMP/COMP      (confidential treatment requested)               9809
(confidential treatment requested)   COMP/COMP      (confidential treatment requested)               9809
(confidential treatment requested)   COMP/COMP      (confidential treatment requested)               9809
(confidential treatment requested)   COMP/COMP      (confidential treatment requested)               9809
(confidential treatment requested)   COMP/COMP      (confidential treatment requested)               9809
(confidential treatment requested)   COMP/COMP      (confidential treatment requested)               9809
(confidential treatment requested)   COMP/COMP      (confidential treatment requested)               9809
(confidential treatment requested)   COMP/COMP      (confidential treatment requested)               9810
(confidential treatment requested)   COMP/COMP      (confidential treatment requested)               9810
(confidential treatment requested)   COMP/COMP      (confidential treatment requested)               9810
(confidential treatment requested)   COMP/COMP      (confidential treatment requested)               9810
(confidential treatment requested)   COMP/COMP      (confidential treatment requested)               9810
(confidential treatment requested)   COMP/COMP      (confidential treatment requested)               9810
(confidential treatment requested)   COMP/COMP      (confidential treatment requested)               9810
(confidential treatment requested)   COMP/COMP      (confidential treatment requested)               9810
(confidential treatment requested)   COMP/COMP      (confidential treatment requested)               9810
(confidential treatment requested)   COMP/COMP      (confidential treatment requested)               9810
(confidential treatment requested)   COMP/COMP      (confidential treatment requested)               9810
(confidential treatment requested)   COMP/COMP      (confidential treatment requested)               9810
(confidential treatment requested)   COMP/COMP      (confidential treatment requested)               9810
(confidential treatment requested)   COMP/COMP      (confidential treatment requested)               9810
(confidential treatment requested)   COMP/COMP      (confidential treatment requested)               9810
(confidential treatment requested)   COMP/COMP      (confidential treatment requested)               9810
(confidential treatment requested)   COMP/COMP      (confidential treatment requested)               9810
(confidential treatment requested)   COMP/COMP      (confidential treatment requested)               9810
(confidential treatment requested)   COMP/COMP      (confidential treatment requested)               9810
(confidential treatment requested)   COMP/COMP      (confidential treatment requested)               9810
(confidential treatment requested)   COMP/COMP      (confidential treatment requested)               9810
(confidential treatment requested)   COMP/COMP      (confidential treatment requested)               9810
(confidential treatment requested)   COMP/COMP      (confidential treatment requested)               9810
(confidential treatment requested)   COMP/COMP      (confidential treatment requested)               9810
(confidential treatment requested)   COMP/COMP      (confidential treatment requested)               9810
(confidential treatment requested)   COMP/COMP      (confidential treatment requested)               9810
(confidential treatment requested)   COMP/COMP      (confidential treatment requested)               9810
(confidential treatment requested)   COMP/COMP      (confidential treatment requested)               9810
(confidential treatment requested)   COMP/COMP      (confidential treatment requested)               9810
(confidential treatment requested)   COMP/COMP      (confidential treatment requested)               9811
(confidential treatment requested)   COMP/COMP      (confidential treatment requested)               9811
(confidential treatment requested)   COMP/COMP      (confidential treatment requested)               9811
(confidential treatment requested)   COMP/COMP      (confidential treatment requested)               9812
(confidential treatment requested)   COMP/COMP      (confidential treatment requested)               9812
(confidential treatment requested)   COMP/COMP      (confidential treatment requested)               9812
(confidential treatment requested)   COMP/COMP      (confidential treatment requested)               9812
(confidential treatment requested)   COMP/COMP      (confidential treatment requested)               9812
(confidential treatment requested)   COMP/COMP      (confidential treatment requested)               9812
(confidential treatment requested)   COMP/COMP      (confidential treatment requested)               9812
----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
              ASSET#                       ACCUM DEPR         BV         MTHLY DEPR  LOCCODE    LOC NAME           LOC ADDRESS1
-----------------------------------------------------------------------------------------------------------------------------------
(confidential treatment requested)   (confidential treatment requested)              MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)              MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)              MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)              MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)              MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)              MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)              MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)              MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)              MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)              MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)              MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)              MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)              MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)              MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)              MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)              MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)              MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)              MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)              MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)              MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)              MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)              MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)              MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)              MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)              MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)              MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)              MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)              MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)              MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)              MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)              MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)              MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)              MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)              MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)              MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)              MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)              MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)              MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)              MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)              MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)              MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)              MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)              MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)              MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)              MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)              MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)              MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)              MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
-----------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------
              ASSET#                              Voucher #
-------------------------------------------------------------------------
(confidential treatment requested)     (confidential treatment requested)
(confidential treatment requested)     (confidential treatment requested)
(confidential treatment requested)     (confidential treatment requested)
(confidential treatment requested)     (confidential treatment requested)
(confidential treatment requested)     (confidential treatment requested)
(confidential treatment requested)     (confidential treatment requested)
(confidential treatment requested)     (confidential treatment requested)
(confidential treatment requested)     (confidential treatment requested)
(confidential treatment requested)     (confidential treatment requested)
(confidential treatment requested)     (confidential treatment requested)
(confidential treatment requested)     (confidential treatment requested)
(confidential treatment requested)     (confidential treatment requested)
(confidential treatment requested)     (confidential treatment requested)
(confidential treatment requested)     (confidential treatment requested)
(confidential treatment requested)     (confidential treatment requested)
(confidential treatment requested)     (confidential treatment requested)
(confidential treatment requested)     (confidential treatment requested)
(confidential treatment requested)     (confidential treatment requested)
(confidential treatment requested)     (confidential treatment requested)
(confidential treatment requested)     (confidential treatment requested)
(confidential treatment requested)     (confidential treatment requested)
(confidential treatment requested)     (confidential treatment requested)
(confidential treatment requested)     (confidential treatment requested)
(confidential treatment requested)     (confidential treatment requested)
(confidential treatment requested)     (confidential treatment requested)
(confidential treatment requested)     (confidential treatment requested)
(confidential treatment requested)     (confidential treatment requested)
(confidential treatment requested)     (confidential treatment requested)
(confidential treatment requested)     (confidential treatment requested)
(confidential treatment requested)     (confidential treatment requested)
(confidential treatment requested)     (confidential treatment requested)
(confidential treatment requested)     (confidential treatment requested)
(confidential treatment requested)     (confidential treatment requested)
(confidential treatment requested)     (confidential treatment requested)
(confidential treatment requested)     (confidential treatment requested)
(confidential treatment requested)     (confidential treatment requested)
(confidential treatment requested)     (confidential treatment requested)
(confidential treatment requested)     (confidential treatment requested)
(confidential treatment requested)     (confidential treatment requested)
(confidential treatment requested)     (confidential treatment requested)
(confidential treatment requested)     (confidential treatment requested)
(confidential treatment requested)     (confidential treatment requested)
(confidential treatment requested)     (confidential treatment requested)
(confidential treatment requested)     (confidential treatment requested)
(confidential treatment requested)     (confidential treatment requested)
(confidential treatment requested)     (confidential treatment requested)
(confidential treatment requested)     (confidential treatment requested)
(confidential treatment requested)     (confidential treatment requested)
-------------------------------------------------------------------------

Schedule T: EDS Equipment Listing

------------------------------------------------------------------------------------------------------------------------------------
              ASSET#                      MFR      ITEM                 SERIAL                 DESCRIPTION     ENT SRVC    COST CAP
------------------------------------------------------------------------------------------------------------------------------------
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9812
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9812
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9812
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9812
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9812
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9812
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9812
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9812
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9812
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9812
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9812
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9901
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9901
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9901
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9906
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9906
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9906
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9803
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9803
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9803
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9803
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9803
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9803
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9901
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9901
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9901
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9901
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9901
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9901
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9901
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9901
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9901
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9901
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9901
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9901
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9901
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9901
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9901
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9901
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9901
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9901
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9901
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9901
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9901
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9901
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9902
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9902
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9811

------------------------------------------------------------------------------------------------------------------------------------
              ASSET#                       ACCUM DEPR         BV         MTHLY DEPR   LOCCODE     LOC NAME          LOC ADDRESS1
------------------------------------------------------------------------------------------------------------------------------------
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY

--------------------------------------------------------------------------------
              ASSET#                                      Voucher #
--------------------------------------------------------------------------------
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)

Schedule T: EDS Equipment Listing

------------------------------------------------------------------------------------------------------------------------------------
              ASSET#                      MFR      ITEM                 SERIAL                 DESCRIPTION     ENT SRVC    COST CAP
------------------------------------------------------------------------------------------------------------------------------------
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9811
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9811
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9811
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9811
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9811
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9811
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9811
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9811
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9811
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9811
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9811
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9811
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9811
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9811
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9811
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9811
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9811
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9811
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9811
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9811
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9812
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9812
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9812
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9812
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9812
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9812
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9812
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9812
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9812
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9812
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9812
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9812
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9812
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9812
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9812
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9812
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9812
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9812
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9812
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9812
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9812
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9812
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9812
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9812
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9812
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9812
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9812
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9901

------------------------------------------------------------------------------------------------------------------------------------
              ASSET#                       ACCUM DEPR         BV         MTHLY DEPR   LOCCODE     LOC NAME          LOC ADDRESS1
------------------------------------------------------------------------------------------------------------------------------------
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY

--------------------------------------------------------------------------------
              ASSET#                                      Voucher #
--------------------------------------------------------------------------------
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)

Schedule T: EDS Equipment Listing

-------------------------------------------------------------------------------------------------------------------------------
              ASSET#                    MFR      ITEM               SERIAL                DESCRIPTION   ENT SRVC     COST CAP
-------------------------------------------------------------------------------------------------------------------------------
(confidential treatment requested   COMP/COMP           (confidential treatment requested)                9901
(confidential treatment requested   COMP/COMP           (confidential treatment requested)                9901
(confidential treatment requested   COMP/COMP           (confidential treatment requested)                9901
(confidential treatment requested   COMP/COMP           (confidential treatment requested)                9901
(confidential treatment requested   COMP/COMP           (confidential treatment requested)                9901
(confidential treatment requested   COMP/COMP           (confidential treatment requested)                9812
(confidential treatment requested   COMP/COMP           (confidential treatment requested)                9812
(confidential treatment requested   COMP/COMP           (confidential treatment requested)                9812
(confidential treatment requested   COMP/COMP           (confidential treatment requested)                9812
(confidential treatment requested   COMP/COMP           (confidential treatment requested)                9812
(confidential treatment requested   COMP/COMP           (confidential treatment requested)                9812
(confidential treatment requested   COMP/COMP           (confidential treatment requested)                9812
(confidential treatment requested   COMP/COMP           (confidential treatment requested)                9812
(confidential treatment requested   COMP/COMP           (confidential treatment requested)                9812
(confidential treatment requested   COMP/COMP           (confidential treatment requested)                9812
(confidential treatment requested   COMP/COMP           (confidential treatment requested)                9812
(confidential treatment requested   COMP/COMP           (confidential treatment requested)                9812
(confidential treatment requested   COMP/COMP           (confidential treatment requested)                9812
(confidential treatment requested   COMP/COMP           (confidential treatment requested)                9812
(confidential treatment requested   COMP/COMP           (confidential treatment requested)                9812
(confidential treatment requested   COMP/COMP           (confidential treatment requested)                9812
(confidential treatment requested   COMP/COMP           (confidential treatment requested)                9812
(confidential treatment requested   COMP/COMP           (confidential treatment requested)                9812
(confidential treatment requested   COMP/COMP           (confidential treatment requested)                9812
(confidential treatment requested   COMP/COMP           (confidential treatment requested)                9812
(confidential treatment requested   COMP/COMP           (confidential treatment requested)                9812
(confidential treatment requested   COMP/COMP           (confidential treatment requested)                9812
(confidential treatment requested   COMP/COMP           (confidential treatment requested)                9812
(confidential treatment requested   COMP/COMP           (confidential treatment requested)                9812
(confidential treatment requested   COMP/COMP           (confidential treatment requested)                9812
(confidential treatment requested   COMP/COMP           (confidential treatment requested)                9812
(confidential treatment requested   COMP/COMP           (confidential treatment requested)                9812
(confidential treatment requested   COMP/COMP           (confidential treatment requested)                9812
(confidential treatment requested   COMP/COMP           (confidential treatment requested)                9812
(confidential treatment requested   COMP/COMP           (confidential treatment requested)                9812
(confidential treatment requested   COMP/COMP           (confidential treatment requested)                9812
(confidential treatment requested   COMP/COMP           (confidential treatment requested)                9812
(confidential treatment requested   COMP/COMP           (confidential treatment requested)                9812
(confidential treatment requested   COMP/COMP           (confidential treatment requested)                9812
(confidential treatment requested   COMP/COMP           (confidential treatment requested)                9812
(confidential treatment requested   COMP/COMP           (confidential treatment requested)                9812
(confidential treatment requested   COMP/COMP           (confidential treatment requested)                9812
(confidential treatment requested   COMP/COMP           (confidential treatment requested)                9812
(confidential treatment requested   COMP/COMP           (confidential treatment requested)                9812
(confidential treatment requested   COMP/COMP           (confidential treatment requested)                9812
(confidential treatment requested   COMP/COMP           (confidential treatment requested)                9812
(confidential treatment requested   COMP/COMP           (confidential treatment requested)                9812
(confidential treatment requested   COMP/COMP           (confidential treatment requested)                9901
-------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
              ASSET#                     ACCUM DEPR         BV         MTHLY DEPR  LOCCODE         LOCNAME        LOC ADDRESS/1/
------------------------------------------------------------------------------------------------------------------------------------
(confidential treatment requested   (confidential treatment requested)             MOCF04     EDS/KELLWOOD     600 KELLWOOD PARKWAY
(confidential treatment requested   (confidential treatment requested)             MOCF04     EDS/KELLWOOD     600 KELLWOOD PARKWAY
(confidential treatment requested   (confidential treatment requested)             MOCF04     EDS/KELLWOOD     600 KELLWOOD PARKWAY
(confidential treatment requested   (confidential treatment requested)             MOCF04     EDS/KELLWOOD     600 KELLWOOD PARKWAY
(confidential treatment requested   (confidential treatment requested)             MOCF04     EDS/KELLWOOD     600 KELLWOOD PARKWAY
(confidential treatment requested   (confidential treatment requested)             MOCF04     EDS/KELLWOOD     600 KELLWOOD PARKWAY
(confidential treatment requested   (confidential treatment requested)             MOCF04     EDS/KELLWOOD     600 KELLWOOD PARKWAY
(confidential treatment requested   (confidential treatment requested)             MOCF04     EDS/KELLWOOD     600 KELLWOOD PARKWAY
(confidential treatment requested   (confidential treatment requested)             MOCF04     EDS/KELLWOOD     600 KELLWOOD PARKWAY
(confidential treatment requested   (confidential treatment requested)             MOCF04     EDS/KELLWOOD     600 KELLWOOD PARKWAY
(confidential treatment requested   (confidential treatment requested)             MOCF04     EDS/KELLWOOD     600 KELLWOOD PARKWAY
(confidential treatment requested   (confidential treatment requested)             MOCF04     EDS/KELLWOOD     600 KELLWOOD PARKWAY
(confidential treatment requested   (confidential treatment requested)             MOCF04     EDS/KELLWOOD     600 KELLWOOD PARKWAY
(confidential treatment requested   (confidential treatment requested)             MOCF04     EDS/KELLWOOD     600 KELLWOOD PARKWAY
(confidential treatment requested   (confidential treatment requested)             MOCF04     EDS/KELLWOOD     600 KELLWOOD PARKWAY
(confidential treatment requested   (confidential treatment requested)             MOCF04     EDS/KELLWOOD     600 KELLWOOD PARKWAY
(confidential treatment requested   (confidential treatment requested)             MOCF04     EDS/KELLWOOD     600 KELLWOOD PARKWAY
(confidential treatment requested   (confidential treatment requested)             MOCF04     EDS/KELLWOOD     600 KELLWOOD PARKWAY
(confidential treatment requested   (confidential treatment requested)             MOCF04     EDS/KELLWOOD     600 KELLWOOD PARKWAY
(confidential treatment requested   (confidential treatment requested)             MOCF04     EDS/KELLWOOD     600 KELLWOOD PARKWAY
(confidential treatment requested   (confidential treatment requested)             MOCF04     EDS/KELLWOOD     600 KELLWOOD PARKWAY
(confidential treatment requested   (confidential treatment requested)             MOCF04     EDS/KELLWOOD     600 KELLWOOD PARKWAY
(confidential treatment requested   (confidential treatment requested)             MOCF04     EDS/KELLWOOD     600 KELLWOOD PARKWAY
(confidential treatment requested   (confidential treatment requested)             MOCF04     EDS/KELLWOOD     600 KELLWOOD PARKWAY
(confidential treatment requested   (confidential treatment requested)             MOCF04     EDS/KELLWOOD     600 KELLWOOD PARKWAY
(confidential treatment requested   (confidential treatment requested)             MOCF04     EDS/KELLWOOD     600 KELLWOOD PARKWAY
(confidential treatment requested   (confidential treatment requested)             MOCF04     EDS/KELLWOOD     600 KELLWOOD PARKWAY
(confidential treatment requested   (confidential treatment requested)             MOCF04     EDS/KELLWOOD     600 KELLWOOD PARKWAY
(confidential treatment requested   (confidential treatment requested)             MOCF04     EDS/KELLWOOD     600 KELLWOOD PARKWAY
(confidential treatment requested   (confidential treatment requested)             MOCF04     EDS/KELLWOOD     600 KELLWOOD PARKWAY
(confidential treatment requested   (confidential treatment requested)             MOCF04     EDS/KELLWOOD     600 KELLWOOD PARKWAY
(confidential treatment requested   (confidential treatment requested)             MOCF04     EDS/KELLWOOD     600 KELLWOOD PARKWAY
(confidential treatment requested   (confidential treatment requested)             MOCF04     EDS/KELLWOOD     600 KELLWOOD PARKWAY
(confidential treatment requested   (confidential treatment requested)             MOCF04     EDS/KELLWOOD     600 KELLWOOD PARKWAY
(confidential treatment requested   (confidential treatment requested)             MOCF04     EDS/KELLWOOD     600 KELLWOOD PARKWAY
(confidential treatment requested   (confidential treatment requested)             MOCF04     EDS/KELLWOOD     600 KELLWOOD PARKWAY
(confidential treatment requested   (confidential treatment requested)             MOCF04     EDS/KELLWOOD     600 KELLWOOD PARKWAY
(confidential treatment requested   (confidential treatment requested)             MOCF04     EDS/KELLWOOD     600 KELLWOOD PARKWAY
(confidential treatment requested   (confidential treatment requested)             MOCF04     EDS/KELLWOOD     600 KELLWOOD PARKWAY
(confidential treatment requested   (confidential treatment requested)             MOCF04     EDS/KELLWOOD     600 KELLWOOD PARKWAY
(confidential treatment requested   (confidential treatment requested)             MOCF04     EDS/KELLWOOD     600 KELLWOOD PARKWAY
(confidential treatment requested   (confidential treatment requested)             MOCF04     EDS/KELLWOOD     600 KELLWOOD PARKWAY
(confidential treatment requested   (confidential treatment requested)             MOCF04     EDS/KELLWOOD     600 KELLWOOD PARKWAY
(confidential treatment requested   (confidential treatment requested)             MOCF04     EDS/KELLWOOD     600 KELLWOOD PARKWAY
(confidential treatment requested   (confidential treatment requested)             MOCF04     EDS/KELLWOOD     600 KELLWOOD PARKWAY
(confidential treatment requested   (confidential treatment requested)             MOCF04     EDS/KELLWOOD     600 KELLWOOD PARKWAY
(confidential treatment requested   (confidential treatment requested)             MOCF04     EDS/KELLWOOD     600 KELLWOOD PARKWAY
(confidential treatment requested   (confidential treatment requested)             MOCF04     EDS/KELLWOOD     600 KELLWOOD PARKWAY
------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------
              ASSET#                     Voucher #
-------------------------------------------------------------------------
(confidential treatment requested    (confidential treatment requested)
(confidential treatment requested    (confidential treatment requested)
(confidential treatment requested    (confidential treatment requested)
(confidential treatment requested    (confidential treatment requested)
(confidential treatment requested    (confidential treatment requested)
(confidential treatment requested    (confidential treatment requested)
(confidential treatment requested    (confidential treatment requested)
(confidential treatment requested    (confidential treatment requested)
(confidential treatment requested    (confidential treatment requested)
(confidential treatment requested    (confidential treatment requested)
(confidential treatment requested    (confidential treatment requested)
(confidential treatment requested    (confidential treatment requested)
(confidential treatment requested    (confidential treatment requested)
(confidential treatment requested    (confidential treatment requested)
(confidential treatment requested    (confidential treatment requested)
(confidential treatment requested    (confidential treatment requested)
(confidential treatment requested    (confidential treatment requested)
(confidential treatment requested    (confidential treatment requested)
(confidential treatment requested    (confidential treatment requested)
(confidential treatment requested    (confidential treatment requested)
(confidential treatment requested    (confidential treatment requested)
(confidential treatment requested    (confidential treatment requested)
(confidential treatment requested    (confidential treatment requested)
(confidential treatment requested    (confidential treatment requested)
(confidential treatment requested    (confidential treatment requested)
(confidential treatment requested    (confidential treatment requested)
(confidential treatment requested    (confidential treatment requested)
(confidential treatment requested    (confidential treatment requested)
(confidential treatment requested    (confidential treatment requested)
(confidential treatment requested    (confidential treatment requested)
(confidential treatment requested    (confidential treatment requested)
(confidential treatment requested    (confidential treatment requested)
(confidential treatment requested    (confidential treatment requested)
(confidential treatment requested    (confidential treatment requested)
(confidential treatment requested    (confidential treatment requested)
(confidential treatment requested    (confidential treatment requested)
(confidential treatment requested    (confidential treatment requested)
(confidential treatment requested    (confidential treatment requested)
(confidential treatment requested    (confidential treatment requested)
(confidential treatment requested    (confidential treatment requested)
(confidential treatment requested    (confidential treatment requested)
(confidential treatment requested    (confidential treatment requested)
(confidential treatment requested    (confidential treatment requested)
(confidential treatment requested    (confidential treatment requested)
(confidential treatment requested    (confidential treatment requested)
(confidential treatment requested    (confidential treatment requested)
(confidential treatment requested    (confidential treatment requested)
(confidential treatment requested    (confidential treatment requested)
-------------------------------------------------------------------------

Schedule T: EDS Equipment Listing

----------------------------------------------------------------------------------------------------------------------------------
              ASSET#                       MFR      ITEM              SERIAL                  DESCRIPTION   ENT SRVC   COST CAP
----------------------------------------------------------------------------------------------------------------------------------
(confidential treatment requested     COMP/COMP             (confidential treatment requested)              9901
(confidential treatment requested     COMP/COMP             (confidential treatment requested)              9901
(confidential treatment requested     COMP/COMP             (confidential treatment requested)              9901
(confidential treatment requested     COMP/COMP             (confidential treatment requested)              9901
(confidential treatment requested     COMP/COMP             (confidential treatment requested)              9901
(confidential treatment requested     COMP/COMP             (confidential treatment requested)              9901
(confidential treatment requested     COMP/COMP             (confidential treatment requested)              0004
(confidential treatment requested     COMP/COMP             (confidential treatment requested)              9912
(confidential treatment requested     COMP/COMP             (confidential treatment requested)              9912
(confidential treatment requested     COMP/COMP             (confidential treatment requested)              9912
(confidential treatment requested     COMP/COMP             (confidential treatment requested)              9912
(confidential treatment requested     COMP/COMP             (confidential treatment requested)              9912
(confidential treatment requested     COMP/COMP             (confidential treatment requested)              9912
(confidential treatment requested     COMPAQ                (confidential treatment requested)              9810
(confidential treatment requested     COMPAQ                (confidential treatment requested)              9810
(confidential treatment requested     COMPAQ                (confidential treatment requested)              9810
(confidential treatment requested     COMPAQ                (confidential treatment requested)              9810
(confidential treatment requested     COMPAQ                (confidential treatment requested)              9810
(confidential treatment requested     COMPAQ                (confidential treatment requested)              9810
(confidential treatment requested     COMPAQ                (confidential treatment requested)              9810
(confidential treatment requested     DEL/FI/SA             (confidential treatment requested)              9801
(confidential treatment requested     DEL/FI/SA             (confidential treatment requested)              9801
(confidential treatment requested     DEL/FI/SA             (confidential treatment requested)              9801
(confidential treatment requested     DEL/FI/SA             (confidential treatment requested)              9801
(confidential treatment requested     DEL/FI/SA             (confidential treatment requested)              9801
(confidential treatment requested     DEL/FI/SA             (confidential treatment requested)              9801
(confidential treatment requested     DEL/FI/SA             (confidential treatment requested)              9801
(confidential treatment requested     DEL/FI/SA             (confidential treatment requested)              9801
(confidential treatment requested     DEL/FI/SA             (confidential treatment requested)              9801
(confidential treatment requested     DEL/FI/SA             (confidential treatment requested)              9801
(confidential treatment requested     DEL/FI/SA             (confidential treatment requested)              9801
(confidential treatment requested     DEL/FI/SA             (confidential treatment requested)              9801
(confidential treatment requested     DEL/FI/SA             (confidential treatment requested)              9801
(confidential treatment requested     DEL/FI/SA             (confidential treatment requested)              9801
(confidential treatment requested     DEL/FI/SA             (confidential treatment requested)              9801
(confidential treatment requested     DEL/FI/SA             (confidential treatment requested)              9801
(confidential treatment requested     DEL/FI/SA             (confidential treatment requested)              9801
(confidential treatment requested     DEL/FI/SA             (confidential treatment requested)              9801
(confidential treatment requested     DEL/FI/SA             (confidential treatment requested)              9801
(confidential treatment requested     DEL/FI/SA             (confidential treatment requested)              9801
(confidential treatment requested     DEL/FI/SA             (confidential treatment requested)              9801
(confidential treatment requested     DEL/FI/SA             (confidential treatment requested)              9802
(confidential treatment requested     DEL/FI/SA             (confidential treatment requested)              9803
(confidential treatment requested     DEL/FI/SA             (confidential treatment requested)              9803
(confidential treatment requested     DEL/FI/SA             (confidential treatment requested)              9804
(confidential treatment requested     DEL/FI/SA             (confidential treatment requested)              9804
(confidential treatment requested     DEL/FI/SA             (confidential treatment requested)              9804
(confidential treatment requested     DEL/FI/SA             (confidential treatment requested)              9803
----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
              ASSET#                 ACCUM DEPR          BV           MTHLY DEPR  LOCCODE         LOC NAME         LOC ADDRESS/1/
------------------------------------------------------------------------------------------------------------------------------------
(confidential treatment requested  (confidential treatment requested)             MOCF04     EDS/KELLWOOD      600 KELLWOOD PARKWAY
(confidential treatment requested  (confidential treatment requested)             MOCF04     EDS/KELLWOOD      600 KELLWOOD PARKWAY
(confidential treatment requested  (confidential treatment requested)             MOCF04     EDS/KELLWOOD      600 KELLWOOD PARKWAY
(confidential treatment requested  (confidential treatment requested)             MOCF04     EDS/KELLWOOD      600 KELLWOOD PARKWAY
(confidential treatment requested  (confidential treatment requested)             MOCF04     EDS/KELLWOOD      600 KELLWOOD PARKWAY
(confidential treatment requested  (confidential treatment requested)             MOCF04     EDS/KELLWOOD      600 KELLWOOD PARKWAY
(confidential treatment requested  (confidential treatment requested)             MOCF04     EDS/KELLWOOD      600 KELLWOOD PARKWAY
(confidential treatment requested  (confidential treatment requested)             MOCF04     EDS/KELLWOOD      600 KELLWOOD PARKWAY
(confidential treatment requested  (confidential treatment requested)             MOCF04     EDS/KELLWOOD      600 KELLWOOD PARKWAY
(confidential treatment requested  (confidential treatment requested)             MOCF04     EDS/KELLWOOD      600 KELLWOOD PARKWAY
(confidential treatment requested  (confidential treatment requested)             MOCF04     EDS/KELLWOOD      600 KELLWOOD PARKWAY
(confidential treatment requested  (confidential treatment requested)             MOCF04     EDS/KELLWOOD      600 KELLWOOD PARKWAY
(confidential treatment requested  (confidential treatment requested)             MOCF04     EDS/KELLWOOD      600 KELLWOOD PARKWAY
(confidential treatment requested  (confidential treatment requested)             MOCF04     EDS/KELLWOOD      600 KELLWOOD PARKWAY
(confidential treatment requested  (confidential treatment requested)             MOCF04     EDS/KELLWOOD      600 KELLWOOD PARKWAY
(confidential treatment requested  (confidential treatment requested)             MOCF04     EDS/KELLWOOD      600 KELLWOOD PARKWAY
(confidential treatment requested  (confidential treatment requested)             MOCF04     EDS/KELLWOOD      600 KELLWOOD PARKWAY
(confidential treatment requested  (confidential treatment requested)             MOCF04     EDS/KELLWOOD      600 KELLWOOD PARKWAY
(confidential treatment requested  (confidential treatment requested)             MOCF04     EDS/KELLWOOD      600 KELLWOOD PARKWAY
(confidential treatment requested  (confidential treatment requested)             MOCF04     EDS/KELLWOOD      600 KELLWOOD PARKWAY
(confidential treatment requested  (confidential treatment requested)             MOCF04     EDS/KELLWOOD      600 KELLWOOD PARKWAY
(confidential treatment requested  (confidential treatment requested)             MOCF04     EDS/KELLWOOD      600 KELLWOOD PARKWAY
(confidential treatment requested  (confidential treatment requested)             MOCF04     EDS/KELLWOOD      600 KELLWOOD PARKWAY
(confidential treatment requested  (confidential treatment requested)             MOCF04     EDS/KELLWOOD      600 KELLWOOD PARKWAY
(confidential treatment requested  (confidential treatment requested)             MOCF04     EDS/KELLWOOD      600 KELLWOOD PARKWAY
(confidential treatment requested  (confidential treatment requested)             MOCF04     EDS/KELLWOOD      600 KELLWOOD PARKWAY
(confidential treatment requested  (confidential treatment requested)             MOCF04     EDS/KELLWOOD      600 KELLWOOD PARKWAY
(confidential treatment requested  (confidential treatment requested)             MOCF04     EDS/KELLWOOD      600 KELLWOOD PARKWAY
(confidential treatment requested  (confidential treatment requested)             MOCF04     EDS/KELLWOOD      600 KELLWOOD PARKWAY
(confidential treatment requested  (confidential treatment requested)             MOCF04     EDS/KELLWOOD      600 KELLWOOD PARKWAY
(confidential treatment requested  (confidential treatment requested)             MOCF04     EDS/KELLWOOD      600 KELLWOOD PARKWAY
(confidential treatment requested  (confidential treatment requested)             MOCF04     EDS/KELLWOOD      600 KELLWOOD PARKWAY
(confidential treatment requested  (confidential treatment requested)             MOCF04     EDS/KELLWOOD      600 KELLWOOD PARKWAY
(confidential treatment requested  (confidential treatment requested)             MOCF04     EDS/KELLWOOD      600 KELLWOOD PARKWAY
(confidential treatment requested  (confidential treatment requested)             MOCF04     EDS/KELLWOOD      600 KELLWOOD PARKWAY
(confidential treatment requested  (confidential treatment requested)             MOCF04     EDS/KELLWOOD      600 KELLWOOD PARKWAY
(confidential treatment requested  (confidential treatment requested)             MOCF04     EDS/KELLWOOD      600 KELLWOOD PARKWAY
(confidential treatment requested  (confidential treatment requested)             MOCF04     EDS/KELLWOOD      600 KELLWOOD PARKWAY
(confidential treatment requested  (confidential treatment requested)             MOCF04     EDS/KELLWOOD      600 KELLWOOD PARKWAY
(confidential treatment requested  (confidential treatment requested)             MOCF04     EDS/KELLWOOD      600 KELLWOOD PARKWAY
(confidential treatment requested  (confidential treatment requested)             MOCF04     EDS/KELLWOOD      600 KELLWOOD PARKWAY
(confidential treatment requested  (confidential treatment requested)             MOCF04     EDS/KELLWOOD      600 KELLWOOD PARKWAY
(confidential treatment requested  (confidential treatment requested)             MOCF04     EDS/KELLWOOD      600 KELLWOOD PARKWAY
(confidential treatment requested  (confidential treatment requested)             MOCF04     EDS/KELLWOOD      600 KELLWOOD PARKWAY
(confidential treatment requested  (confidential treatment requested)             MOCF04     EDS/KELLWOOD      600 KELLWOOD PARKWAY
(confidential treatment requested  (confidential treatment requested)             MOCF04     EDS/KELLWOOD      600 KELLWOOD PARKWAY
(confidential treatment requested  (confidential treatment requested)             MOCF04     EDS/KELLWOOD      600 KELLWOOD PARKWAY
(confidential treatment requested  (confidential treatment requested)             MOCF04     EDS/KELLWOOD      600 KELLWOOD PARKWAY
------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
              ASSET#                                      Voucher #
-------------------------------------------------------------------------------
(confidential treatment requested            (confidential treatment requested)
(confidential treatment requested            (confidential treatment requested)
(confidential treatment requested            (confidential treatment requested)
(confidential treatment requested            (confidential treatment requested)
(confidential treatment requested            (confidential treatment requested)
(confidential treatment requested            (confidential treatment requested)
(confidential treatment requested            (confidential treatment requested)
(confidential treatment requested            (confidential treatment requested)
(confidential treatment requested            (confidential treatment requested)
(confidential treatment requested            (confidential treatment requested)
(confidential treatment requested            (confidential treatment requested)
(confidential treatment requested            (confidential treatment requested)
(confidential treatment requested            (confidential treatment requested)
(confidential treatment requested            (confidential treatment requested)
(confidential treatment requested            (confidential treatment requested)
(confidential treatment requested            (confidential treatment requested)
(confidential treatment requested            (confidential treatment requested)
(confidential treatment requested            (confidential treatment requested)
(confidential treatment requested            (confidential treatment requested)
(confidential treatment requested            (confidential treatment requested)
(confidential treatment requested            (confidential treatment requested)
(confidential treatment requested            (confidential treatment requested)
(confidential treatment requested            (confidential treatment requested)
(confidential treatment requested            (confidential treatment requested)
(confidential treatment requested            (confidential treatment requested)
(confidential treatment requested            (confidential treatment requested)
(confidential treatment requested            (confidential treatment requested)
(confidential treatment requested            (confidential treatment requested)
(confidential treatment requested            (confidential treatment requested)
(confidential treatment requested            (confidential treatment requested)
(confidential treatment requested            (confidential treatment requested)
(confidential treatment requested            (confidential treatment requested)
(confidential treatment requested            (confidential treatment requested)
(confidential treatment requested            (confidential treatment requested)
(confidential treatment requested            (confidential treatment requested)
(confidential treatment requested            (confidential treatment requested)
(confidential treatment requested            (confidential treatment requested)
(confidential treatment requested            (confidential treatment requested)
(confidential treatment requested            (confidential treatment requested)
(confidential treatment requested            (confidential treatment requested)
(confidential treatment requested            (confidential treatment requested)
(confidential treatment requested            (confidential treatment requested)
(confidential treatment requested            (confidential treatment requested)
(confidential treatment requested            (confidential treatment requested)
(confidential treatment requested            (confidential treatment requested)
(confidential treatment requested            (confidential treatment requested)
(confidential treatment requested            (confidential treatment requested)
(confidential treatment requested            (confidential treatment requested)
-------------------------------------------------------------------------------

Schedule T: EDS Equipment Listing

                                    FA REPORT

------------------------------------------------------------------------------------------------------------------------------------

            ASSET#                      MFR     ITEM              SERIAL                    DESCRIPTION   ENT SRVC    COST CAP
------------------------------------------------------------------------------------------------------------------------------------
(confidential treatment requested    DEL/FI/SA         (confidential treatment requested)                   9803
(confidential treatment requested    DEL/FI/SA         (confidential treatment requested)                   9803
(confidential treatment requested    DEL/FI/SA         (confidential treatment requested)                   9804
(confidential treatment requested    DEL/FI/SA         (confidential treatment requested)                   9804
(confidential treatment requested    DEL/FI/SA         (confidential treatment requested)                   9804
(confidential treatment requested    DEL/FI/SA         (confidential treatment requested)                   9804
(confidential treatment requested    DEL/FI/SA         (confidential treatment requested)                   9804
(confidential treatment requested    DEL/FI/SA         (confidential treatment requested)                   9804
(confidential treatment requested    DEL/FI/SA         (confidential treatment requested)                   9804
(confidential treatment requested    DEL/FI/SA         (confidential treatment requested)                   9804
(confidential treatment requested    DEL/FI/SA         (confidential treatment requested)                   9804
(confidential treatment requested    DEL/FI/SA         (confidential treatment requested)                   9804
(confidential treatment requested    DEL/FI/SA         (confidential treatment requested)                   9804
(confidential treatment requested    DEL/FI/SA         (confidential treatment requested)                   9801
(confidential treatment requested    DEL/FI/SA         (confidential treatment requested)                   9801
(confidential treatment requested    DEL/FI/SA         (confidential treatment requested)                   9801
(confidential treatment requested    DEL/FI/SA         (confidential treatment requested)                   9801
(confidential treatment requested    DEL/FI/SA         (confidential treatment requested)                   9801
(confidential treatment requested    DEL/FI/SA         (confidential treatment requested)                   9801
(confidential treatment requested    DEL/FI/SA         (confidential treatment requested)                   9801
(confidential treatment requested    DEL/FI/SA         (confidential treatment requested)                   9801
(confidential treatment requested    DEL/FI/SA         (confidential treatment requested)                   9805
(confidential treatment requested    DEL/FI/SA         (confidential treatment requested)                   9805
(confidential treatment requested    DEL/FI/SA         (confidential treatment requested)                   9805
(confidential treatment requested    DEL/FI/SA         (confidential treatment requested)                   9805
(confidential treatment requested    DEL/FI/SA         (confidential treatment requested)                   9803
(confidential treatment requested    DEL/FI/SA         (confidential treatment requested)                   9803
(confidential treatment requested    DEL/FI/SA         (confidential treatment requested)                   9803
(confidential treatment requested    DEL/FI/SA         (confidential treatment requested)                   9807
(confidential treatment requested    DEL/FI/SA         (confidential treatment requested)                   9807
(confidential treatment requested    DEL/FI/SA         (confidential treatment requested)                   9803
(confidential treatment requested    DEL/FI/SA         (confidential treatment requested)                   9803
(confidential treatment requested    DEL/FI/SA         (confidential treatment requested)                   9803
(confidential treatment requested    DEL/FI/SA         (confidential treatment requested)                   9803
(confidential treatment requested    DEL/FI/SA         (confidential treatment requested)                   9803
(confidential treatment requested    DEL/FI/SA         (confidential treatment requested)                   9803
(confidential treatment requested    DEL/FI/SA         (confidential treatment requested)                   9803
(confidential treatment requested    DEL/FI/SA         (confidential treatment requested)                   9812
(confidential treatment requested    DEL/FI/SA         (confidential treatment requested)                   9901
(confidential treatment requested    DEL/FI/SA         (confidential treatment requested)                   9804
(confidential treatment requested    DEL/FI/SA         (confidential treatment requested)                   9804
(confidential treatment requested    DEL/FI/SA         (confidential treatment requested)                   9810
(confidential treatment requested    DEL/FI/SA         (confidential treatment requested)                   9807
(confidential treatment requested    DEL/FI/SA         (confidential treatment requested)                   9807
(confidential treatment requested    DEL/FI/SA         (confidential treatment requested)                   9807
(confidential treatment requested    DEL/FI/SA         (confidential treatment requested)                   9805
(confidential treatment requested    DEL/FI/SA         (confidential treatment requested)                   9805
(confidential treatment requested    DEL/FI/SA         (confidential treatment requested)                   9802

------------------------------------------------------------------------------------------------------------------------------------
            ASSET#                          ACCUM DEPR          BV          MTHLY DEPR           LOCCODE     LOC NAME
------------------------------------------------------------------------------------------------------------------------------------
(confidential treatment requested   (confidential treatment requested)                           MOCF04     EDS/KELLWOOD
(confidential treatment requested   (confidential treatment requested)                           MOCF04     EDS/KELLWOOD
(confidential treatment requested   (confidential treatment requested)                           MOCF04     EDS/KELLWOOD
(confidential treatment requested   (confidential treatment requested)                           MOCF04     EDS/KELLWOOD
(confidential treatment requested   (confidential treatment requested)                           MOCF04     EDS/KELLWOOD
(confidential treatment requested   (confidential treatment requested)                           MOCF04     EDS/KELLWOOD
(confidential treatment requested   (confidential treatment requested)                           MOCF04     EDS/KELLWOOD
(confidential treatment requested   (confidential treatment requested)                           MOCF04     EDS/KELLWOOD
(confidential treatment requested   (confidential treatment requested)                           MOCF04     EDS/KELLWOOD
(confidential treatment requested   (confidential treatment requested)                           MOCF04     EDS/KELLWOOD
(confidential treatment requested   (confidential treatment requested)                           MOCF04     EDS/KELLWOOD
(confidential treatment requested   (confidential treatment requested)                           MOCF04     EDS/KELLWOOD
(confidential treatment requested   (confidential treatment requested)                           MOCF04     EDS/KELLWOOD
(confidential treatment requested   (confidential treatment requested)                           MOCF04     EDS/KELLWOOD
(confidential treatment requested   (confidential treatment requested)                           MOCF04     EDS/KELLWOOD
(confidential treatment requested   (confidential treatment requested)                           MOCF04     EDS/KELLWOOD
(confidential treatment requested   (confidential treatment requested)                           MOCF04     EDS/KELLWOOD
(confidential treatment requested   (confidential treatment requested)                           MOCF04     EDS/KELLWOOD
(confidential treatment requested   (confidential treatment requested)                           MOCF04     EDS/KELLWOOD
(confidential treatment requested   (confidential treatment requested)                           MOCF04     EDS/KELLWOOD
(confidential treatment requested   (confidential treatment requested)                           MOCF04     EDS/KELLWOOD
(confidential treatment requested   (confidential treatment requested)                           MOCF04     EDS/KELLWOOD
(confidential treatment requested   (confidential treatment requested)                           MOCF04     EDS/KELLWOOD
(confidential treatment requested   (confidential treatment requested)                           MOCF04     EDS/KELLWOOD
(confidential treatment requested   (confidential treatment requested)                           MOCF04     EDS/KELLWOOD
(confidential treatment requested   (confidential treatment requested)                           MOCF04     EDS/KELLWOOD
(confidential treatment requested   (confidential treatment requested)                           MOCF04     EDS/KELLWOOD
(confidential treatment requested   (confidential treatment requested)                           MOCF04     EDS/KELLWOOD
(confidential treatment requested   (confidential treatment requested)                           TXPLAD     ELECTRONIC DATA SYSTEMS
(confidential treatment requested   (confidential treatment requested)                           TXPLAD     ELECTRONIC DATA SYSTEMS
(confidential treatment requested   (confidential treatment requested)                           MOCF04     EDS/KELLWOOD
(confidential treatment requested   (confidential treatment requested)                           MOCF04     EDS/KELLWOOD
(confidential treatment requested   (confidential treatment requested)                           MOCF04     EDS/KELLWOOD
(confidential treatment requested   (confidential treatment requested)                           MOCF04     EDS/KELLWOOD
(confidential treatment requested   (confidential treatment requested)                           MOCF04     EDS/KELLWOOD
(confidential treatment requested   (confidential treatment requested)                           MOCF04     EDS/KELLWOOD
(confidential treatment requested   (confidential treatment requested)                           MOCF04     EDS/KELLWOOD
(confidential treatment requested   (confidential treatment requested)                           MOCF04     EDS/KELLWOOD
(confidential treatment requested   (confidential treatment requested)                           MOCF04     EDS/KELLWOOD
(confidential treatment requested   (confidential treatment requested)                           MOCF04     EDS/KELLWOOD
(confidential treatment requested   (confidential treatment requested)                           MOCF04     EDS/KELLWOOD
(confidential treatment requested   (confidential treatment requested)                           MOCF04     EDS/KELLWOOD
(confidential treatment requested   (confidential treatment requested)                           TXPLAD     ELECTRONIC DATA SYSTEMS
(confidential treatment requested   (confidential treatment requested)                           TXPLAD     ELECTRONIC DATA SYSTEMS
(confidential treatment requested   (confidential treatment requested)                           CA&E17     KELLWOOD WEST
(confidential treatment requested   (confidential treatment requested)                           MOCF04     EDS/KELLWOOD
(confidential treatment requested   (confidential treatment requested)                           MOCF04     EDS/KELLWOOD
(confidential treatment requested   (confidential treatment requested)                           MOCF04     EDS/KELLWOOD
(confidential treatment requested

------------------------------------------------------------------------------------------------------------------------------------
            ASSET#                                      LOC ADDRESS1                                       Voucher #
------------------------------------------------------------------------------------------------------------------------------------
(confidential treatment requested                    600 KELLWOOD PARKWAY                      (confidential treatment requested)
(confidential treatment requested                    600 KELLWOOD PARKWAY                      (confidential treatment requested)
(confidential treatment requested                    600 KELLWOOD PARKWAY                      (confidential treatment requested)
(confidential treatment requested                    600 KELLWOOD PARKWAY                      (confidential treatment requested)
(confidential treatment requested                    600 KELLWOOD PARKWAY                      (confidential treatment requested)
(confidential treatment requested                    600 KELLWOOD PARKWAY                      (confidential treatment requested)
(confidential treatment requested                    600 KELLWOOD PARKWAY                      (confidential treatment requested)
(confidential treatment requested                    600 KELLWOOD PARKWAY                      (confidential treatment requested)
(confidential treatment requested                    600 KELLWOOD PARKWAY                      (confidential treatment requested)
(confidential treatment requested                    600 KELLWOOD PARKWAY                      (confidential treatment requested)
(confidential treatment requested                    600 KELLWOOD PARKWAY                      (confidential treatment requested)
(confidential treatment requested                    600 KELLWOOD PARKWAY                      (confidential treatment requested)
(confidential treatment requested                    600 KELLWOOD PARKWAY                      (confidential treatment requested)
(confidential treatment requested                    600 KELLWOOD PARKWAY                      (confidential treatment requested)
(confidential treatment requested                    600 KELLWOOD PARKWAY                      (confidential treatment requested)
(confidential treatment requested                    600 KELLWOOD PARKWAY                      (confidential treatment requested)
(confidential treatment requested                    600 KELLWOOD PARKWAY                      (confidential treatment requested)
(confidential treatment requested                    600 KELLWOOD PARKWAY                      (confidential treatment requested)
(confidential treatment requested                    600 KELLWOOD PARKWAY                      (confidential treatment requested)
(confidential treatment requested                    600 KELLWOOD PARKWAY                      (confidential treatment requested)
(confidential treatment requested                    600 KELLWOOD PARKWAY                      (confidential treatment requested)
(confidential treatment requested                    600 KELLWOOD PARKWAY                      (confidential treatment requested)
(confidential treatment requested                    600 KELLWOOD PARKWAY                      (confidential treatment requested)
(confidential treatment requested                    600 KELLWOOD PARKWAY                      (confidential treatment requested)
(confidential treatment requested                    600 KELLWOOD PARKWAY                      (confidential treatment requested)
(confidential treatment requested                    600 KELLWOOD PARKWAY                      (confidential treatment requested)
(confidential treatment requested                    600 KELLWOOD PARKWAY                      (confidential treatment requested)
(confidential treatment requested                    600 KELLWOOD PARKWAY                      (confidential treatment requested)
(confidential treatment requested                    5400 LEGACY DRIVE (EDS CENTRE)            (confidential treatment requested)
(confidential treatment requested                    5400 LEGACY DRIVE (EDS CENTRE)            (confidential treatment requested)
(confidential treatment requested                    600 KELLWOOD PARKWAY                      (confidential treatment requested)
(confidential treatment requested                    600 KELLWOOD PARKWAY                      (confidential treatment requested)
(confidential treatment requested                    600 KELLWOOD PARKWAY                      (confidential treatment requested)
(confidential treatment requested                    600 KELLWOOD PARKWAY                      (confidential treatment requested)
(confidential treatment requested                    600 KELLWOOD PARKWAY                      (confidential treatment requested)
(confidential treatment requested                    600 KELLWOOD PARKWAY                      (confidential treatment requested)
(confidential treatment requested                    600 KELLWOOD PARKWAY                      (confidential treatment requested)
(confidential treatment requested                    600 KELLWOOD PARKWAY                      (confidential treatment requested)
(confidential treatment requested                    600 KELLWOOD PARKWAY                      (confidential treatment requested)
(confidential treatment requested                    600 KELLWOOD PARKWAY                      (confidential treatment requested)
(confidential treatment requested                    600 KELLWOOD PARKWAY                      (confidential treatment requested)
(confidential treatment requested                    600 KELLWOOD PARKWAY                      (confidential treatment requested)
(confidential treatment requested                    5400 LEGACY DRIVE (EDS CENTRE)            (confidential treatment requested)
(confidential treatment requested                    5400 LEGACY DRIVE (EDS CENTRE)            (confidential treatment requested)
(confidential treatment requested                    13085 E. TEMPLE AVE.                      (confidential treatment requested)
(confidential treatment requested                    600 KELLWOOD PARKWAY                      (confidential treatment requested)
(confidential treatment requested                    600 KELLWOOD PARKWAY                      (confidential treatment requested)
(confidential treatment requested                    600 KELLWOOD PARKWAY                      (confidential treatment requested)
------------------------------------------------------------------------------------------------------------------------------------

Schedule T: EDS Equipment Listing

------------------------------------------------------------------------------------------------------------------------------------
              ASSET#                         MFR     ITEM          SERIAL                   DESCRIPTION         ENT SRVC    COST CAP
------------------------------------------------------------------------------------------------------------------------------------
(confidential treatment requested)     DEL/FI/SA             (confidential treatment requested)                 9802
(confidential treatment requested)     DEL/FI/SA             (confidential treatment requested)                 9802
(confidential treatment requested)     DEL/FI/SA             (confidential treatment requested)                 9802
(confidential treatment requested)     DEL/FI/SA             (confidential treatment requested)                 9803
(confidential treatment requested)     DEL/FI/SA             (confidential treatment requested)                 9803
(confidential treatment requested)     DEL/FI/SA             (confidential treatment requested)                 9803
(confidential treatment requested)     DEL/FI/SA             (confidential treatment requested)                 9803
(confidential treatment requested)     DEL/FI/SA             (confidential treatment requested)                 9803
(confidential treatment requested)     DEL/FI/SA             (confidential treatment requested)                 9803
(confidential treatment requested)     DEL/FI/SA             (confidential treatment requested)                 9803
(confidential treatment requested)     DEL/FI/SA             (confidential treatment requested)                 9803
(confidential treatment requested)     DEL/FI/SA             (confidential treatment requested)                 9803
(confidential treatment requested)     DEL/FI/SA             (confidential treatment requested)                 9803
(confidential treatment requested)     DEL/FI/SA             (confidential treatment requested)                 9803
(confidential treatment requested)     DEL/FI/SA             (confidential treatment requested)                 9803
(confidential treatment requested)     DEL/FI/SA             (confidential treatment requested)                 9803
(confidential treatment requested)     DEL/FI/SA             (confidential treatment requested)                 9803
(confidential treatment requested)     DEL/FI/SA             (confidential treatment requested)                 9803
(confidential treatment requested)     DEL/FI/SA             (confidential treatment requested)                 9803
(confidential treatment requested)     DEL/FI/SA             (confidential treatment requested)                 9803
(confidential treatment requested)     DEL/FI/SA             (confidential treatment requested)                 9803
(confidential treatment requested)     DEL/FI/SA             (confidential treatment requested)                 9805
(confidential treatment requested)     DEL/FI/SA             (confidential treatment requested)                 9805
(confidential treatment requested)     DEL/FI/SA             (confidential treatment requested)                 9805
(confidential treatment requested)     DEL/FI/SA             (confidential treatment requested)                 9805
(confidential treatment requested)     DEL/FI/SA             (confidential treatment requested)                 9805
(confidential treatment requested)     DEL/FI/SA             (confidential treatment requested)                 9806
(confidential treatment requested)     DEL/FI/SA             (confidential treatment requested)                 9806
(confidential treatment requested)     DEL/FI/SA             (confidential treatment requested)                 9806
(confidential treatment requested)     DEL/FI/SA             (confidential treatment requested)                 9806
(confidential treatment requested)     DEL/FI/SA             (confidential treatment requested)                 9803
(confidential treatment requested)     DEL/FI/SA             (confidential treatment requested)                 9803
(confidential treatment requested)     DEL/FI/SA             (confidential treatment requested)                 9803
(confidential treatment requested)     DEL/FI/SA             (confidential treatment requested)                 9803
(confidential treatment requested)     DEL/FI/SA             (confidential treatment requested)                 9803
(confidential treatment requested)     DEL/FI/SA             (confidential treatment requested)                 9805
(confidential treatment requested)     DEL/FI/SA             (confidential treatment requested)                 9807
(confidential treatment requested)     DEL/FI/SA             (confidential treatment requested)                 9807
(confidential treatment requested)     DEL/FI/SA             (confidential treatment requested)                 9807
(confidential treatment requested)     DEL/FI/SA             (confidential treatment requested)                 9807
(confidential treatment requested)     DEL/FI/SA             (confidential treatment requested)                 9807
(confidential treatment requested)     DEL/FI/SA             (confidential treatment requested)                 9807
(confidential treatment requested)     DEL/FI/SA             (confidential treatment requested)                 9807
(confidential treatment requested)     DEL/FI/SA             (confidential treatment requested)                 9807
(confidential treatment requested)     DEL/FI/SA             (confidential treatment requested)                 9807
(confidential treatment requested)     DEL/FI/SA             (confidential treatment requested)                 9807
(confidential treatment requested)     DEL/FI/SA             (confidential treatment requested)                 9807
(confidential treatment requested)     DEL/FI/SA             (confidential treatment requested)                 9807
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
              ASSET#                    ACCUM DEPR             BV            MTHLY DEPR       LOCCODE         LOC NAME
------------------------------------------------------------------------------------------------------------------------------------
(confidential treatment requested)     (confidential treatment requested)                     MOCF04        EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)                     MOCF04        EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)                     MOCF04        EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)                     MOCF04        EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)                     MOCF04        EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)                     MOCF04        EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)                     MOCF04        EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)                     MOCF04        EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)                     MOCF04        EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)                     MOCF04        EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)                     MOCF04        EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)                     MOCF04        EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)                     MOCF04        EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)                     MOCF04        EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)                     MOCF04        EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)                     MOCF04        EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)                     MOCF04        EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)                     MOCF04        EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)                     MOCF04        EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)                     MOCF04        EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)                     MOCF04        EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)                     MOCF04        EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)                     MOCF04        EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)                     MOCF04        EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)                     MOCF04        EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)                     MOCF04        EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)                     MOCF04        EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)                     MOCF04        EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)                     MOCF04        EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)                     MOCF04        EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)                     MOCF04        EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)                     MOCF04        EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)                     MOCF04        EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)                     MOCF04        EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)                     MOCF04        EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)                     TXPLAD        ELECTRONIC DATA SYSTEMS
(confidential treatment requested)     (confidential treatment requested)                     MOCF04        EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)                     MOCF04        EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)                     MOCF04        EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)                     MOCF04        EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)                     MOCF04        EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)                     MOCF04        EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)                     CA&E17        KELLWOOD WEST
(confidential treatment requested)     (confidential treatment requested)                     CA&E17        KELLWOOD WEST
(confidential treatment requested)     (confidential treatment requested)                     CA&E17        KELLWOOD WEST
(confidential treatment requested)     (confidential treatment requested)                     CA&E17        KELLWOOD WEST
(confidential treatment requested)     (confidential treatment requested)                     CA&E17        KELLWOOD WEST
(confidential treatment requested)     (confidential treatment requested)                     CA&E17        KELLWOOD WEST
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
              ASSET#                             LOC ADDRESS1                                 Voucher #
------------------------------------------------------------------------------------------------------------------------------------
(confidential treatment requested)          600 KELLWOOD PARKWAY                  (confidential treatment requested)
(confidential treatment requested)          600 KELLWOOD PARKWAY                  (confidential treatment requested)
(confidential treatment requested)          600 KELLWOOD PARKWAY                  (confidential treatment requested)
(confidential treatment requested)          600 KELLWOOD PARKWAY                  (confidential treatment requested)
(confidential treatment requested)          600 KELLWOOD PARKWAY                  (confidential treatment requested)
(confidential treatment requested)          600 KELLWOOD PARKWAY                  (confidential treatment requested)
(confidential treatment requested)          600 KELLWOOD PARKWAY                  (confidential treatment requested)
(confidential treatment requested)          600 KELLWOOD PARKWAY                  (confidential treatment requested)
(confidential treatment requested)          600 KELLWOOD PARKWAY                  (confidential treatment requested)
(confidential treatment requested)          600 KELLWOOD PARKWAY                  (confidential treatment requested)
(confidential treatment requested)          600 KELLWOOD PARKWAY                  (confidential treatment requested)
(confidential treatment requested)          600 KELLWOOD PARKWAY                  (confidential treatment requested)
(confidential treatment requested)          600 KELLWOOD PARKWAY                  (confidential treatment requested)
(confidential treatment requested)          600 KELLWOOD PARKWAY                  (confidential treatment requested)
(confidential treatment requested)          600 KELLWOOD PARKWAY                  (confidential treatment requested)
(confidential treatment requested)          600 KELLWOOD PARKWAY                  (confidential treatment requested)
(confidential treatment requested)          600 KELLWOOD PARKWAY                  (confidential treatment requested)
(confidential treatment requested)          600 KELLWOOD PARKWAY                  (confidential treatment requested)
(confidential treatment requested)          600 KELLWOOD PARKWAY                  (confidential treatment requested)
(confidential treatment requested)          600 KELLWOOD PARKWAY                  (confidential treatment requested)
(confidential treatment requested)          600 KELLWOOD PARKWAY                  (confidential treatment requested)
(confidential treatment requested)          600 KELLWOOD PARKWAY                  (confidential treatment requested)
(confidential treatment requested)          600 KELLWOOD PARKWAY                  (confidential treatment requested)
(confidential treatment requested)          600 KELLWOOD PARKWAY                  (confidential treatment requested)
(confidential treatment requested)          600 KELLWOOD PARKWAY                  (confidential treatment requested)
(confidential treatment requested)          600 KELLWOOD PARKWAY                  (confidential treatment requested)
(confidential treatment requested)          600 KELLWOOD PARKWAY                  (confidential treatment requested)
(confidential treatment requested)          600 KELLWOOD PARKWAY                  (confidential treatment requested)
(confidential treatment requested)          600 KELLWOOD PARKWAY                  (confidential treatment requested)
(confidential treatment requested)          600 KELLWOOD PARKWAY                  (confidential treatment requested)
(confidential treatment requested)          600 KELLWOOD PARKWAY                  (confidential treatment requested)
(confidential treatment requested)          600 KELLWOOD PARKWAY                  (confidential treatment requested)
(confidential treatment requested)          600 KELLWOOD PARKWAY                  (confidential treatment requested)
(confidential treatment requested)          600 KELLWOOD PARKWAY                  (confidential treatment requested)
(confidential treatment requested)          600 KELLWOOD PARKWAY                  (confidential treatment requested)
(confidential treatment requested)          5400 LEGACY DRIVE (EDS CENTRE)        (confidential treatment requested)
(confidential treatment requested)          600 KELLWOOD PARKWAY                  (confidential treatment requested)
(confidential treatment requested)          600 KELLWOOD PARKWAY                  (confidential treatment requested)
(confidential treatment requested)          600 KELLWOOD PARKWAY                  (confidential treatment requested)
(confidential treatment requested)          600 KELLWOOD PARKWAY                  (confidential treatment requested)
(confidential treatment requested)          600 KELLWOOD PARKWAY                  (confidential treatment requested)
(confidential treatment requested)          600 KELLWOOD PARKWAY                  (confidential treatment requested)
(confidential treatment requested)          13085 E. TEMPLE AVE.                  (confidential treatment requested)
(confidential treatment requested)          13085 E. TEMPLE AVE.                  (confidential treatment requested)
(confidential treatment requested)          13085 E. TEMPLE AVE.                  (confidential treatment requested)
(confidential treatment requested)          13085 E. TEMPLE AVE.                  (confidential treatment requested)
(confidential treatment requested)          13085 E. TEMPLE AVE.                  (confidential treatment requested)
(confidential treatment requested)          13085 E. TEMPLE AVE.                  (confidential treatment requested)
------------------------------------------------------------------------------------------------------------------------------------

Schedule T: EDS Equipment Listing

                                   FA REPORT

------------------------------------------------------------------------------------------------------------------------------------
              ASSET#                  MFR           ITEM                SERIAL                    DESCRIPTION     ENT SRVC  COST CAP
------------------------------------------------------------------------------------------------------------------------------------
(confidential treatment requested  DEL/FI/SA                  (confidential treatment requested)                    9807
(confidential treatment requested  DEL/FI/SA                  (confidential treatment requested)                    9807
(confidential treatment requested  DEL/FI/SA                  (confidential treatment requested)                    9807
(confidential treatment requested  DEL/FI/SA                  (confidential treatment requested)                    9810
(confidential treatment requested  DEL/FI/SA                  (confidential treatment requested)                    9810
(confidential treatment requested  DEL/FI/SA                  (confidential treatment requested)                    9801
(confidential treatment requested  DEL/FI/SA                  (confidential treatment requested)                    9801
(confidential treatment requested  DEL/FI/SA                  (confidential treatment requested)                    9801
(confidential treatment requested  DEL/FI/SA                  (confidential treatment requested)                    9801
(confidential treatment requested  DEL/FI/SA                  (confidential treatment requested)                    9801
(confidential treatment requested  DEL/FI/SA                  (confidential treatment requested)                    9801
(confidential treatment requested  DEL/FI/SA                  (confidential treatment requested)                    9801
(confidential treatment requested  DEL/FI/SA                  (confidential treatment requested)                    9801
(confidential treatment requested  DEL/FI/SA                  (confidential treatment requested)                    9801
(confidential treatment requested  DEL/FI/SA                  (confidential treatment requested)                    9801
(confidential treatment requested  DEL/FI/SA                  (confidential treatment requested)                    9806
(confidential treatment requested  DEL/FI/SA                  (confidential treatment requested)                    9806
(confidential treatment requested  DEL/FI/SA                  (confidential treatment requested)                    9806
(confidential treatment requested  DEL/FI/SA                  (confidential treatment requested)                    9806
(confidential treatment requested  DEL/FI/SA                  (confidential treatment requested)                    9805
(confidential treatment requested  DEL/FI/SA                  (confidential treatment requested)                    9804
(confidential treatment requested  DEL/FI/SA                  (confidential treatment requested)                    9804
(confidential treatment requested  DEL/FI/SA                  (confidential treatment requested)                    9804
(confidential treatment requested  DEL/FI/SA                  (confidential treatment requested)                    9804
(confidential treatment requested  DEL/FI/SA                  (confidential treatment requested)                    9804
(confidential treatment requested  DEL/FI/SA                  (confidential treatment requested)                    9804
(confidential treatment requested  DEL/FI/SA                  (confidential treatment requested)                    9804
(confidential treatment requested  DEL/FI/SA                  (confidential treatment requested)                    9804
(confidential treatment requested  DEL/FI/SA                  (confidential treatment requested)                    9804
(confidential treatment requested  DEL/FI/SA                  (confidential treatment requested)                    9804
(confidential treatment requested  DEL/FI/SA                  (confidential treatment requested)                    9803
(confidential treatment requested  DEL/FI/SA                  (confidential treatment requested)                    9803
(confidential treatment requested  DEL/FI/SA                  (confidential treatment requested)                    9803
(confidential treatment requested  DEL/FI/SA                  (confidential treatment requested)                    9803
(confidential treatment requested  DEL/FI/SA                  (confidential treatment requested)                    9803
(confidential treatment requested  DEL/FI/SA                  (confidential treatment requested)                    9805
(confidential treatment requested  DEL/FI/SA                  (confidential treatment requested)                    9805
(confidential treatment requested  DEL/FI/SA                  (confidential treatment requested)                    9805
(confidential treatment requested  DEL/FI/SA                  (confidential treatment requested)                    9805
(confidential treatment requested  DEL/FI/SA                  (confidential treatment requested)                    9803
(confidential treatment requested  DEL/FI/SA                  (confidential treatment requested)                    9803
(confidential treatment requested  DEL/FI/SA                  (confidential treatment requested)                    9803
(confidential treatment requested  DEL/FI/SA                  (confidential treatment requested)                    9803
(confidential treatment requested  DEL/FI/SA                  (confidential treatment requested)                    9803
(confidential treatment requested  DEL/FI/SA                  (confidential treatment requested)                    9803
(confidential treatment requested  DEL/FI/SA                  (confidential treatment requested)                    9803
(confidential treatment requested  DEL/FI/SA                  (confidential treatment requested)                    9803
(confidential treatment requested  DEL/FI/SA                  (confidential treatment requested)                    9803

------------------------------------------------------------------------------------------------------------------------------------
              ASSET#                         ACCUM DEPR          BV         MTHLY DEPR   LOCCODE              LOC NAME
------------------------------------------------------------------------------------------------------------------------------------
(confidential treatment requested     (confidential treatment requested)                  CA&E17            KELLWOOD WEST
(confidential treatment requested     (confidential treatment requested)                  CA&E17            KELLWOOD WEST
(confidential treatment requested     (confidential treatment requested)                  CA&E17            KELLWOOD WEST
(confidential treatment requested     (confidential treatment requested)                  MABR10            GOODMAN KNITTING
(confidential treatment requested     (confidential treatment requested)                  MABR10            GOODMAN KNITTING
(confidential treatment requested     (confidential treatment requested)                  MOCF04            EDS/KELLWOOD
(confidential treatment requested     (confidential treatment requested)                  MOCF04            EDS/KELLWOOD
(confidential treatment requested     (confidential treatment requested)                  MOCF04            EDS/KELLWOOD
(confidential treatment requested     (confidential treatment requested)                  MOCF04            EDS/KELLWOOD
(confidential treatment requested     (confidential treatment requested)                  MOCF04            EDS/KELLWOOD
(confidential treatment requested     (confidential treatment requested)                  MOCF04            EDS/KELLWOOD
(confidential treatment requested     (confidential treatment requested)                  MOCF04            EDS/KELLWOOD
(confidential treatment requested     (confidential treatment requested)                  MOCF04            EDS/KELLWOOD
(confidential treatment requested     (confidential treatment requested)                  MOCF04            EDS/KELLWOOD
(confidential treatment requested     (confidential treatment requested)                  MOCF04            EDS/KELLWOOD
(confidential treatment requested     (confidential treatment requested)                  TXPLAD            ELECTRONIC DATA SYSTEMS
(confidential treatment requested     (confidential treatment requested)                  TXPLAD            ELECTRONIC DATA SYSTEMS
(confidential treatment requested     (confidential treatment requested)                  TXPLAD            ELECTRONIC DATA SYSTEMS
(confidential treatment requested     (confidential treatment requested)                  TXPLAD            ELECTRONIC DATA SYSTEMS
(confidential treatment requested     (confidential treatment requested)                  TXPLAD            ELECTRONIC DATA SYSTEMS
(confidential treatment requested     (confidential treatment requested)                  MOCF04            EDS/KELLWOOD
(confidential treatment requested     (confidential treatment requested)                  MOCF04            EDS/KELLWOOD
(confidential treatment requested     (confidential treatment requested)                  MOCF04            EDS/KELLWOOD
(confidential treatment requested     (confidential treatment requested)                  MOCF04            EDS/KELLWOOD
(confidential treatment requested     (confidential treatment requested)                  MOCF04            EDS/KELLWOOD
(confidential treatment requested     (confidential treatment requested)                  MOCF04            EDS/KELLWOOD
(confidential treatment requested     (confidential treatment requested)                  MOCF04            EDS/KELLWOOD
(confidential treatment requested     (confidential treatment requested)                  MOCF04            EDS/KELLWOOD
(confidential treatment requested     (confidential treatment requested)                  MOCF04            EDS/KELLWOOD
(confidential treatment requested     (confidential treatment requested)                  MOCF04            EDS/KELLWOOD
(confidential treatment requested     (confidential treatment requested)                  MOCF04            EDS/KELLWOOD
(confidential treatment requested     (confidential treatment requested)                  MOCF04            EDS/KELLWOOD
(confidential treatment requested     (confidential treatment requested)                  MOCF04            EDS/KELLWOOD
(confidential treatment requested     (confidential treatment requested)                  MOCF04            EDS/KELLWOOD
(confidential treatment requested     (confidential treatment requested)                  MOCF04            EDS/KELLWOOD
(confidential treatment requested     (confidential treatment requested)                  MOCF04            EDS/KELLWOOD
(confidential treatment requested     (confidential treatment requested)                  MOCF04            EDS/KELLWOOD
(confidential treatment requested     (confidential treatment requested)                  MOCF04            EDS/KELLWOOD
(confidential treatment requested     (confidential treatment requested)                  MOCF04            EDS/KELLWOOD
(confidential treatment requested     (confidential treatment requested)                  MOCF04            EDS/KELLWOOD
(confidential treatment requested     (confidential treatment requested)                  MOCF04            EDS/KELLWOOD
(confidential treatment requested     (confidential treatment requested)                  MOCF04            EDS/KELLWOOD
(confidential treatment requested     (confidential treatment requested)                  MOCF04            EDS/KELLWOOD
(confidential treatment requested     (confidential treatment requested)                  MOCF04            EDS/KELLWOOD
(confidential treatment requested     (confidential treatment requested)                  MOCF04            EDS/KELLWOOD
(confidential treatment requested     (confidential treatment requested)                  MOCF04            EDS/KELLWOOD
(confidential treatment requested     (confidential treatment requested)                  MOCF04            EDS/KELLWOOD
(confidential treatment requested     (confidential treatment requested)                  MOCF04            EDS/KELLWOOD

------------------------------------------------------------------------------------------------------------------------------------
              ASSET#                                LOC ADDRESS1                                      Voucher #
------------------------------------------------------------------------------------------------------------------------------------
(confidential treatment requested               13085 E. TEMPLE AVE.                        (confidential treatment requested)
(confidential treatment requested               13085 E. TEMPLE AVE.                        (confidential treatment requested)
(confidential treatment requested               13085 E. TEMPLE AVE.                        (confidential treatment requested)
(confidential treatment requested               300 MANLEY STREET                           (confidential treatment requested)
(confidential treatment requested               300 MANLEY STREET                           (confidential treatment requested)
(confidential treatment requested               600 KELLWOOD PARKWAY                        (confidential treatment requested)
(confidential treatment requested               600 KELLWOOD PARKWAY                        (confidential treatment requested)
(confidential treatment requested               600 KELLWOOD PARKWAY                        (confidential treatment requested)
(confidential treatment requested               600 KELLWOOD PARKWAY                        (confidential treatment requested)
(confidential treatment requested               600 KELLWOOD PARKWAY                        (confidential treatment requested)
(confidential treatment requested               600 KELLWOOD PARKWAY                        (confidential treatment requested)
(confidential treatment requested               600 KELLWOOD PARKWAY                        (confidential treatment requested)
(confidential treatment requested               600 KELLWOOD PARKWAY                        (confidential treatment requested)
(confidential treatment requested               600 KELLWOOD PARKWAY                        (confidential treatment requested)
(confidential treatment requested               600 KELLWOOD PARKWAY                        (confidential treatment requested)
(confidential treatment requested               5400 LEGACY DRIVE (EDS CENTRE)              (confidential treatment requested)
(confidential treatment requested               5400 LEGACY DRIVE (EDS CENTRE)              (confidential treatment requested)
(confidential treatment requested               5400 LEGACY DRIVE (EDS CENTRE)              (confidential treatment requested)
(confidential treatment requested               5400 LEGACY DRIVE (EDS CENTRE)              (confidential treatment requested)
(confidential treatment requested               5400 LEGACY DRIVE (EDS CENTRE)              (confidential treatment requested)
(confidential treatment requested               600 KELLWOOD PARKWAY                        (confidential treatment requested)
(confidential treatment requested               600 KELLWOOD PARKWAY                        (confidential treatment requested)
(confidential treatment requested               600 KELLWOOD PARKWAY                        (confidential treatment requested)
(confidential treatment requested               600 KELLWOOD PARKWAY                        (confidential treatment requested)
(confidential treatment requested               600 KELLWOOD PARKWAY                        (confidential treatment requested)
(confidential treatment requested               600 KELLWOOD PARKWAY                        (confidential treatment requested)
(confidential treatment requested               600 KELLWOOD PARKWAY                        (confidential treatment requested)
(confidential treatment requested               600 KELLWOOD PARKWAY                        (confidential treatment requested)
(confidential treatment requested               600 KELLWOOD PARKWAY                        (confidential treatment requested)
(confidential treatment requested               600 KELLWOOD PARKWAY                        (confidential treatment requested)
(confidential treatment requested               600 KELLWOOD PARKWAY                        (confidential treatment requested)
(confidential treatment requested               600 KELLWOOD PARKWAY                        (confidential treatment requested)
(confidential treatment requested               600 KELLWOOD PARKWAY                        (confidential treatment requested)
(confidential treatment requested               600 KELLWOOD PARKWAY                        (confidential treatment requested)
(confidential treatment requested               600 KELLWOOD PARKWAY                        (confidential treatment requested)
(confidential treatment requested               600 KELLWOOD PARKWAY                        (confidential treatment requested)
(confidential treatment requested               600 KELLWOOD PARKWAY                        (confidential treatment requested)
(confidential treatment requested               600 KELLWOOD PARKWAY                        (confidential treatment requested)
(confidential treatment requested               600 KELLWOOD PARKWAY                        (confidential treatment requested)
(confidential treatment requested               600 KELLWOOD PARKWAY                        (confidential treatment requested)
(confidential treatment requested               600 KELLWOOD PARKWAY                        (confidential treatment requested)
(confidential treatment requested               600 KELLWOOD PARKWAY                        (confidential treatment requested)
(confidential treatment requested               600 KELLWOOD PARKWAY                        (confidential treatment requested)
(confidential treatment requested               600 KELLWOOD PARKWAY                        (confidential treatment requested)
(confidential treatment requested               600 KELLWOOD PARKWAY                        (confidential treatment requested)
(confidential treatment requested               600 KELLWOOD PARKWAY                        (confidential treatment requested)
(confidential treatment requested               600 KELLWOOD PARKWAY                        (confidential treatment requested)
(confidential treatment requested               600 KELLWOOD PARKWAY                        (confidential treatment requested)
------------------------------------------------------------------------------------------------------------------------------------

Schedule T: EDS Equipment Listing

------------------------------------------------------------------------------------------------------------------------------------
              ASSET#                  MFR     ITEM             SERIAL                  DESCRIPTION  ENT SRVC COST CAP
------------------------------------------------------------------------------------------------------------------------------------
(confidential treatment requested)  DEL/FI/SA       (confidential treatment requested)              9803
(confidential treatment requested)  DEL/FI/SA       (confidential treatment requested)              9803
(confidential treatment requested)  DEL/FI/SA       (confidential treatment requested)              9803
(confidential treatment requested)  DEL/FI/SA       (confidential treatment requested)              9803
(confidential treatment requested)  DEL/FI/SA       (confidential treatment requested)              9803
(confidential treatment requested)  DEL/FI/SA       (confidential treatment requested)              9803
(confidential treatment requested)  DEL/FI/SA       (confidential treatment requested)              9803
(confidential treatment requested)  DEL/FI/SA       (confidential treatment requested)              9803
(confidential treatment requested)  DEL/FI/SA       (confidential treatment requested)              9803
(confidential treatment requested)  DEL/FI/SA       (confidential treatment requested)              9803
(confidential treatment requested)  DEL/FI/SA       (confidential treatment requested)              9803
(confidential treatment requested)  DEL/FI/SA       (confidential treatment requested)              9803
(confidential treatment requested)  DEL/FI/SA       (confidential treatment requested)              9805
(confidential treatment requested)  DEL/FI/SA       (confidential treatment requested)              9805
(confidential treatment requested)  DEL/FI/SA       (confidential treatment requested)              9805
(confidential treatment requested)  DEL/FI/SA       (confidential treatment requested)              9805
(confidential treatment requested)  DEL/FI/SA       (confidential treatment requested)              9805
(confidential treatment requested)  DEL/FI/SA       (confidential treatment requested)              9805
(confidential treatment requested)  DEL/FI/SA       (confidential treatment requested)              9805
(confidential treatment requested)  DEL/FI/SA       (confidential treatment requested)              9805
(confidential treatment requested)  DEL/FI/SA       (confidential treatment requested)              9805
(confidential treatment requested)  DEL/FI/SA       (confidential treatment requested)              9805
(confidential treatment requested)  DEL/FI/SA       (confidential treatment requested)              9801
(confidential treatment requested)  DEL/FI/SA       (confidential treatment requested)              9801
(confidential treatment requested)  DEL/FI/SA       (confidential treatment requested)              9801
(confidential treatment requested)  DEL/FI/SA       (confidential treatment requested)              9802
(confidential treatment requested)  DEL/FI/SA       (confidential treatment requested)              9802
(confidential treatment requested)  DEL/FI/SA       (confidential treatment requested)              9802
(confidential treatment requested)  DEL/FI/SA       (confidential treatment requested)              9802
(confidential treatment requested)  DEL/FI/SA       (confidential treatment requested)              9802
(confidential treatment requested)  DEL/FI/SA       (confidential treatment requested)              9802
(confidential treatment requested)  DEL/FI/SA       (confidential treatment requested)              9802
(confidential treatment requested)  DEL/FI/SA       (confidential treatment requested)              9802
(confidential treatment requested)  DEL/FI/SA       (confidential treatment requested)              9802
(confidential treatment requested)  DEL/FI/SA       (confidential treatment requested)              9802
(confidential treatment requested)  DEL/FI/SA       (confidential treatment requested)              9802
(confidential treatment requested)  DEL/FI/SA       (confidential treatment requested)              9802
(confidential treatment requested)  DEL/FI/SA       (confidential treatment requested)              9802
(confidential treatment requested)  DEL/FI/SA       (confidential treatment requested)              9802
(confidential treatment requested)  DEL/FI/SA       (confidential treatment requested)              9802
(confidential treatment requested)  DEL/FI/SA       (confidential treatment requested)              9802
(confidential treatment requested)  DEL/FI/SA       (confidential treatment requested)              9802
(confidential treatment requested)  DEL/FI/SA       (confidential treatment requested)              9802
(confidential treatment requested)  DEL/FI/SA       (confidential treatment requested)              9806
(confidential treatment requested)  DELL            (confidential treatment requested)              9803
(confidential treatment requested)  DELL            (confidential treatment requested)              9803
(confidential treatment requested)  DIGI/BOAR       (confidential treatment requested)              9710
(confidential treatment requested)  DIGI/BOAR       (confidential treatment requested)              9707
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
              ASSET#                       ACCUM DEPR         BV       MTHLY DEPR  LOCCODE       LOC NAME        LOC ADDRESS1
------------------------------------------------------------------------------------------------------------------------------------
(confidential treatment requested)   (confidential treatment requested)            MOCF04    EDS/KELLWOOD     600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)            MOCF04    EDS/KELLWOOD     600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)            MOCF04    EDS/KELLWOOD     600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)            MOCF04    EDS/KELLWOOD     600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)            MOCF04    EDS/KELLWOOD     600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)            MOCF04    EDS/KELLWOOD     600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)            MOCF04    EDS/KELLWOOD     600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)            MOCF04    EDS/KELLWOOD     600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)            MOCF04    EDS/KELLWOOD     600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)            MOCF04    EDS/KELLWOOD     600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)            MOCF04    EDS/KELLWOOD     600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)            MOCF04    EDS/KELLWOOD     600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)            MOCF04    EDS/KELLWOOD     600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)            MOCF04    EDS/KELLWOOD     600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)            MOCF04    EDS/KELLWOOD     600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)            MOCF04    EDS/KELLWOOD     600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)            MOCF04    EDS/KELLWOOD     600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)            MOCF04    EDS/KELLWOOD     600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)            MOCF04    EDS/KELLWOOD     600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)            MOCF04    EDS/KELLWOOD     600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)            MOCF04    EDS/KELLWOOD     600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)            MOCF04    EDS/KELLWOOD     600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)            MOCF04    EDS/KELLWOOD     600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)            MOCF04    EDS/KELLWOOD     600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)            MOCF04    EDS/KELLWOOD     600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)            MOCF04    EDS/KELLWOOD     600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)            MOCF04    EDS/KELLWOOD     600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)            MOCF04    EDS/KELLWOOD     600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)            MOCF04    EDS/KELLWOOD     600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)            MOCF04    EDS/KELLWOOD     600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)            MOCF04    EDS/KELLWOOD     600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)            MOCF04    EDS/KELLWOOD     600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)            MOCF04    EDS/KELLWOOD     600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)            MOCF04    EDS/KELLWOOD     600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)            MOCF04    EDS/KELLWOOD     600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)            MOCF04    EDS/KELLWOOD     600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)            MOCF04    EDS/KELLWOOD     600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)            MOCF04    EDS/KELLWOOD     600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)            MOCF04    EDS/KELLWOOD     600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)            MOCF04    EDS/KELLWOOD     600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)            MOCF04    EDS/KELLWOOD     600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)            MOCF04    EDS/KELLWOOD     600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)            MOCF04    EDS/KELLWOOD     600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)            MOCF04    EDS/KELLWOOD     600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)            MOCF04    EDS/KELLWOOD     600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)            MOCF04    EDS/KELLWOOD     600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)            MOCF04    EDS/KELLWOOD     600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)            MOCF04    EDS/KELLWOOD     600 KELLWOOD PARKWAY
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
              ASSET#                                 Voucher #
------------------------------------------------------------------------------------------------------------------------------------
(confidential treatment requested)        (confidential treatment requested)
(confidential treatment requested)        (confidential treatment requested)
(confidential treatment requested)        (confidential treatment requested)
(confidential treatment requested)        (confidential treatment requested)
(confidential treatment requested)        (confidential treatment requested)
(confidential treatment requested)        (confidential treatment requested)
(confidential treatment requested)        (confidential treatment requested)
(confidential treatment requested)        (confidential treatment requested)
(confidential treatment requested)        (confidential treatment requested)
(confidential treatment requested)        (confidential treatment requested)
(confidential treatment requested)        (confidential treatment requested)
(confidential treatment requested)        (confidential treatment requested)
(confidential treatment requested)        (confidential treatment requested)
(confidential treatment requested)        (confidential treatment requested)
(confidential treatment requested)        (confidential treatment requested)
(confidential treatment requested)        (confidential treatment requested)
(confidential treatment requested)        (confidential treatment requested)
(confidential treatment requested)        (confidential treatment requested)
(confidential treatment requested)        (confidential treatment requested)
(confidential treatment requested)        (confidential treatment requested)
(confidential treatment requested)        (confidential treatment requested)
(confidential treatment requested)        (confidential treatment requested)
(confidential treatment requested)        (confidential treatment requested)
(confidential treatment requested)        (confidential treatment requested)
(confidential treatment requested)        (confidential treatment requested)
(confidential treatment requested)        (confidential treatment requested)
(confidential treatment requested)        (confidential treatment requested)
(confidential treatment requested)        (confidential treatment requested)
(confidential treatment requested)        (confidential treatment requested)
(confidential treatment requested)        (confidential treatment requested)
(confidential treatment requested)        (confidential treatment requested)
(confidential treatment requested)        (confidential treatment requested)
(confidential treatment requested)        (confidential treatment requested)
(confidential treatment requested)        (confidential treatment requested)
(confidential treatment requested)        (confidential treatment requested)
(confidential treatment requested)        (confidential treatment requested)
(confidential treatment requested)        (confidential treatment requested)
(confidential treatment requested)        (confidential treatment requested)
(confidential treatment requested)        (confidential treatment requested)
(confidential treatment requested)        (confidential treatment requested)
(confidential treatment requested)        (confidential treatment requested)
(confidential treatment requested)        (confidential treatment requested)
(confidential treatment requested)        (confidential treatment requested)
(confidential treatment requested)        (confidential treatment requested)
(confidential treatment requested)        (confidential treatment requested)
(confidential treatment requested)        (confidential treatment requested)
(confidential treatment requested)        (confidential treatment requested)
(confidential treatment requested)        (confidential treatment requested)
------------------------------------------------------------------------------------------------------------------------------

Schedule T: EDS Equipment Listing

------------------------------------------------------------------------------------------------------------------------------------
              ASSET#                  MFR    ITEM             SERIAL                  DESCRIPTION  ENT SRVC  COST CAP
------------------------------------------------------------------------------------------------------------------------------------
(confidential treatment requested  DIGI/BOAR       (confidential treatment requested)                9707
(confidential treatment requested  DIGITAL         (confidential treatment requested)                9802
(confidential treatment requested  FORE/SYST       (confidential treatment requested)                9707
(confidential treatment requested  FORE/SYST       (confidential treatment requested)                9707
(confidential treatment requested  FORE/SYST       (confidential treatment requested)                9707
(confidential treatment requested  FORE/SYST       (confidential treatment requested)                9707
(confidential treatment requested  FORE/SYST       (confidential treatment requested)                9707
(confidential treatment requested  FORE/SYST       (confidential treatment requested)                9707
(confidential treatment requested  FORE/SYST       (confidential treatment requested)                9707
(confidential treatment requested  FORE/SYST       (confidential treatment requested)                9707
(confidential treatment requested  FORE/SYST       (confidential treatment requested)                9707
(confidential treatment requested  FORE/SYST       (confidential treatment requested)                9707
(confidential treatment requested  FORE/SYST       (confidential treatment requested)                9707
(confidential treatment requested  FORE/SYST       (confidential treatment requested)                9707
(confidential treatment requested  FORE/SYST       (confidential treatment requested)                9707
(confidential treatment requested  GRAY/ELEC       (confidential treatment requested)                9707
(confidential treatment requested  GRAY/ELEC       (confidential treatment requested)                9707
(confidential treatment requested  GRAY/ELEC       (confidential treatment requested)                9707
(confidential treatment requested  HEWL/PACK       (confidential treatment requested)                9808
(confidential treatment requested  HEWL/PACK       (confidential treatment requested)                9712
(confidential treatment requested  HEWL/PACK       (confidential treatment requested)                9712
(confidential treatment requested  HEWL/PACK       (confidential treatment requested)                9712
(confidential treatment requested  HEWL/PACK       (confidential treatment requested)                9712
(confidential treatment requested  HEWL/PACK       (confidential treatment requested)                9712
(confidential treatment requested  HEWL/PACK       (confidential treatment requested)                9712
(confidential treatment requested  HEWL/PACK       (confidential treatment requested)                9712
(confidential treatment requested  HEWL/PACK       (confidential treatment requested)                9808
(confidential treatment requested  HEWL/PACK       (confidential treatment requested)                9808
(confidential treatment requested  HEWL/PACK       (confidential treatment requested)                9808
(confidential treatment requested  HEWL/PACK       (confidential treatment requested)                9808
(confidential treatment requested  HEWL/PACK       (confidential treatment requested)                9808
(confidential treatment requested  HEWL/PACK       (confidential treatment requested)                9808
(confidential treatment requested  HEWL/PACK       (confidential treatment requested)                9808
(confidential treatment requested  HEWL/PACK       (confidential treatment requested)                9808
(confidential treatment requested  HEWL/PACK       (confidential treatment requested)                9808
(confidential treatment requested  HEWL/PACK       (confidential treatment requested)                9808
(confidential treatment requested  HEWL/PACK       (confidential treatment requested)                9808
(confidential treatment requested  HEWL/PACK       (confidential treatment requested)                9712
(confidential treatment requested  HEWL/PACK       (confidential treatment requested)                9712
(confidential treatment requested  HEWL/PACK       (confidential treatment requested)                9712
(confidential treatment requested  HEWL/PACK       (confidential treatment requested)                9712
(confidential treatment requested  HEWL/PACK       (confidential treatment requested)                9808
(confidential treatment requested  HEWL/PACK       (confidential treatment requested)                9808
(confidential treatment requested  HEWL/PACK       (confidential treatment requested)                9712
(confidential treatment requested  HEWL/PACK       (confidential treatment requested)                9808
(confidential treatment requested  HEWL/PACK       (confidential treatment requested)                9808
(confidential treatment requested  HEWL/PACK       (confidential treatment requested)                9801
(confidential treatment requested  HEWL/PACK       (confidential treatment requested)                9808
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
              ASSET#                    ACCUM DEPR           BV           MTHLY DEPR   LOCCODE      LOC NAME
------------------------------------------------------------------------------------------------------------------------------------
(confidential treatment requested     (confidential treatment requested)               MOCF04     EDS/KELLWOOD
(confidential treatment requested     (confidential treatment requested)               MOCF04     EDS/KELLWOOD
(confidential treatment requested     (confidential treatment requested)               MOCF04     EDS/KELLWOOD
(confidential treatment requested     (confidential treatment requested)               MOCF04     EDS/KELLWOOD
(confidential treatment requested     (confidential treatment requested)               MOCF04     EDS/KELLWOOD
(confidential treatment requested     (confidential treatment requested)               MOCF04     EDS/KELLWOOD
(confidential treatment requested     (confidential treatment requested)               MOCF04     EDS/KELLWOOD
(confidential treatment requested     (confidential treatment requested)               MOCF04     EDS/KELLWOOD
(confidential treatment requested     (confidential treatment requested)               MOCF04     EDS/KELLWOOD
(confidential treatment requested     (confidential treatment requested)               MOCF04     EDS/KELLWOOD
(confidential treatment requested     (confidential treatment requested)               MOCF04     EDS/KELLWOOD
(confidential treatment requested     (confidential treatment requested)               MOCF04     EDS/KELLWOOD
(confidential treatment requested     (confidential treatment requested)               MOCF04     EDS/KELLWOOD
(confidential treatment requested     (confidential treatment requested)               MOCF04     EDS/KELLWOOD
(confidential treatment requested     (confidential treatment requested)               MOCF04     EDS/KELLWOOD
(confidential treatment requested     (confidential treatment requested)               MOCF04     EDS/KELLWOOD
(confidential treatment requested     (confidential treatment requested)               MOCF04     EDS/KELLWOOD
(confidential treatment requested     (confidential treatment requested)               MOCF04     EDS/KELLWOOD
(confidential treatment requested     (confidential treatment requested)               MOCF04     EDS/KELLWOOD
(confidential treatment requested     (confidential treatment requested)               MOCF04     EDS/KELLWOOD
(confidential treatment requested     (confidential treatment requested)               MOCF04     EDS/KELLWOOD
(confidential treatment requested     (confidential treatment requested)               MOCF04     EDS/KELLWOOD
(confidential treatment requested     (confidential treatment requested)               MOCF04     EDS/KELLWOOD
(confidential treatment requested     (confidential treatment requested)               MOCF04     EDS/KELLWOOD
(confidential treatment requested     (confidential treatment requested)               MOCF04     EDS/KELLWOOD
(confidential treatment requested     (confidential treatment requested)               MOCF04     EDS/KELLWOOD
(confidential treatment requested     (confidential treatment requested)               MOCF04     EDS/KELLWOOD
(confidential treatment requested     (confidential treatment requested)               MOCF04     EDS/KELLWOOD
(confidential treatment requested     (confidential treatment requested)               MOCF04     EDS/KELLWOOD
(confidential treatment requested     (confidential treatment requested)               MOCF04     EDS/KELLWOOD
(confidential treatment requested     (confidential treatment requested)               MOCF04     EDS/KELLWOOD
(confidential treatment requested     (confidential treatment requested)               MOCF04     EDS/KELLWOOD
(confidential treatment requested     (confidential treatment requested)               MOCF04     EDS/KELLWOOD
(confidential treatment requested     (confidential treatment requested)               MOCF04     EDS/KELLWOOD
(confidential treatment requested     (confidential treatment requested)               MOCF04     EDS/KELLWOOD
(confidential treatment requested     (confidential treatment requested)               MOCF04     EDS/KELLWOOD
(confidential treatment requested     (confidential treatment requested)               MOCF04     EDS/KELLWOOD
(confidential treatment requested     (confidential treatment requested)               MOCF04     EDS/KELLWOOD
(confidential treatment requested     (confidential treatment requested)               MOCF04     EDS/KELLWOOD
(confidential treatment requested     (confidential treatment requested)               MOCF04     EDS/KELLWOOD
(confidential treatment requested     (confidential treatment requested)               MOCF04     EDS/KELLWOOD
(confidential treatment requested     (confidential treatment requested)               MOCF04     EDS/KELLWOOD
(confidential treatment requested     (confidential treatment requested)               MOCF04     EDS/KELLWOOD
(confidential treatment requested     (confidential treatment requested)               MOCF04     EDS/KELLWOOD
(confidential treatment requested     (confidential treatment requested)               MOCF04     EDS/KELLWOOD
(confidential treatment requested     (confidential treatment requested)               MOCF04     EDS/KELLWOOD
(confidential treatment requested     (confidential treatment requested)               MOCF04     EDS/KELLWOOD
(confidential treatment requested     (confidential treatment requested)               MOCF04     EDS/KELLWOOD
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
              ASSET#                       LOC ADDRESS1                   Voucher #
------------------------------------------------------------------------------------------------------------------------------------
(confidential treatment requested      600 KELLWOOD PARKWAY      (confidential treatment requested)
(confidential treatment requested      600 KELLWOOD PARKWAY      (confidential treatment requested)
(confidential treatment requested      600 KELLWOOD PARKWAY      (confidential treatment requested)
(confidential treatment requested      600 KELLWOOD PARKWAY      (confidential treatment requested)
(confidential treatment requested      600 KELLWOOD PARKWAY      (confidential treatment requested)
(confidential treatment requested      600 KELLWOOD PARKWAY      (confidential treatment requested)
(confidential treatment requested      600 KELLWOOD PARKWAY      (confidential treatment requested)
(confidential treatment requested      600 KELLWOOD PARKWAY      (confidential treatment requested)
(confidential treatment requested      600 KELLWOOD PARKWAY      (confidential treatment requested)
(confidential treatment requested      600 KELLWOOD PARKWAY      (confidential treatment requested)
(confidential treatment requested      600 KELLWOOD PARKWAY      (confidential treatment requested)
(confidential treatment requested      600 KELLWOOD PARKWAY      (confidential treatment requested)
(confidential treatment requested      600 KELLWOOD PARKWAY      (confidential treatment requested)
(confidential treatment requested      600 KELLWOOD PARKWAY      (confidential treatment requested)
(confidential treatment requested      600 KELLWOOD PARKWAY      (confidential treatment requested)
(confidential treatment requested      600 KELLWOOD PARKWAY      (confidential treatment requested)
(confidential treatment requested      600 KELLWOOD PARKWAY      (confidential treatment requested)
(confidential treatment requested      600 KELLWOOD PARKWAY      (confidential treatment requested)
(confidential treatment requested      600 KELLWOOD PARKWAY      (confidential treatment requested)
(confidential treatment requested      600 KELLWOOD PARKWAY      (confidential treatment requested)
(confidential treatment requested      600 KELLWOOD PARKWAY      (confidential treatment requested)
(confidential treatment requested      600 KELLWOOD PARKWAY      (confidential treatment requested)
(confidential treatment requested      600 KELLWOOD PARKWAY      (confidential treatment requested)
(confidential treatment requested      600 KELLWOOD PARKWAY      (confidential treatment requested)
(confidential treatment requested      600 KELLWOOD PARKWAY      (confidential treatment requested)
(confidential treatment requested      600 KELLWOOD PARKWAY      (confidential treatment requested)
(confidential treatment requested      600 KELLWOOD PARKWAY      (confidential treatment requested)
(confidential treatment requested      600 KELLWOOD PARKWAY      (confidential treatment requested)
(confidential treatment requested      600 KELLWOOD PARKWAY      (confidential treatment requested)
(confidential treatment requested      600 KELLWOOD PARKWAY      (confidential treatment requested)
(confidential treatment requested      600 KELLWOOD PARKWAY      (confidential treatment requested)
(confidential treatment requested      600 KELLWOOD PARKWAY      (confidential treatment requested)
(confidential treatment requested      600 KELLWOOD PARKWAY      (confidential treatment requested)
(confidential treatment requested      600 KELLWOOD PARKWAY      (confidential treatment requested)
(confidential treatment requested      600 KELLWOOD PARKWAY      (confidential treatment requested)
(confidential treatment requested      600 KELLWOOD PARKWAY      (confidential treatment requested)
(confidential treatment requested      600 KELLWOOD PARKWAY      (confidential treatment requested)
(confidential treatment requested      600 KELLWOOD PARKWAY      (confidential treatment requested)
(confidential treatment requested      600 KELLWOOD PARKWAY      (confidential treatment requested)
(confidential treatment requested      600 KELLWOOD PARKWAY      (confidential treatment requested)
(confidential treatment requested      600 KELLWOOD PARKWAY      (confidential treatment requested)
(confidential treatment requested      600 KELLWOOD PARKWAY      (confidential treatment requested)
(confidential treatment requested      600 KELLWOOD PARKWAY      (confidential treatment requested)
(confidential treatment requested      600 KELLWOOD PARKWAY      (confidential treatment requested)
(confidential treatment requested      600 KELLWOOD PARKWAY      (confidential treatment requested)
(confidential treatment requested      600 KELLWOOD PARKWAY      (confidential treatment requested)
(confidential treatment requested      600 KELLWOOD PARKWAY      (confidential treatment requested)
(confidential treatment requested      600 KELLWOOD PARKWAY      (confidential treatment requested)
------------------------------------------------------------------------------------------------------------------------------------

Schedule T: EDS Equipment Listing

------------------------------------------------------------------------------------------------------------------------------------
              ASSET#                      MFR      ITEM                 SERIAL                 DESCRIPTION     ENT SRVC    COST CAP
------------------------------------------------------------------------------------------------------------------------------------
(confidential treatment requested)   HEWL/PACK            (confidential treatment requested)                   9808
(confidential treatment requested)   HEWL/PACK            (confidential treatment requested)                   9808
(confidential treatment requested)   HEWL/PACK            (confidential treatment requested)                   9808
(confidential treatment requested)   HEWL/PACK            (confidential treatment requested)                   9808
(confidential treatment requested)   HEWL/PACK            (confidential treatment requested)                   9808
(confidential treatment requested)   HEWL/PACK            (confidential treatment requested)                   9808
(confidential treatment requested)   HEWL/PACK            (confidential treatment requested)                   9808
(confidential treatment requested)   HEWL/PACK            (confidential treatment requested)                   9808
(confidential treatment requested)   HEWL/PACK            (confidential treatment requested)                   9808
(confidential treatment requested)   HEWL/PACK            (confidential treatment requested)                   9808
(confidential treatment requested)   HEWL/PACK            (confidential treatment requested)                   9808
(confidential treatment requested)   HEWL/PACK            (confidential treatment requested)                   9905
(confidential treatment requested)   HEWL/PACK            (confidential treatment requested)                   9905
(confidential treatment requested)   HEWL/PACK            (confidential treatment requested)                   9808
(confidential treatment requested)   HEWL/PACK            (confidential treatment requested)                   9808
(confidential treatment requested)   HEWL/PACK            (confidential treatment requested)                   9808
(confidential treatment requested)   HEWL/PACK            (confidential treatment requested)                   9808
(confidential treatment requested)   HEWL/PACK            (confidential treatment requested)                   9808
(confidential treatment requested)   HEWL/PACK            (confidential treatment requested)                   9808
(confidential treatment requested)   HEWL/PACK            (confidential treatment requested)                   9808
(confidential treatment requested)   HEWL/PACK            (confidential treatment requested)                   9808
(confidential treatment requested)   HEWL/PACK            (confidential treatment requested)                   9808
(confidential treatment requested)   HEWL/PACK            (confidential treatment requested)                   9808
(confidential treatment requested)   HEWL/PACK            (confidential treatment requested)                   9808
(confidential treatment requested)   HEWL/PACK            (confidential treatment requested)                   9808
(confidential treatment requested)   HEWL/PACK            (confidential treatment requested)                   9808
(confidential treatment requested)   HEWL/PACK            (confidential treatment requested)                   9808
(confidential treatment requested)   HEWL/PACK            (confidential treatment requested)                   9808
(confidential treatment requested)   HEWL/PACK            (confidential treatment requested)                   9808
(confidential treatment requested)   HEWL/PACK            (confidential treatment requested)                   9808
(confidential treatment requested)   HEWL/PACK            (confidential treatment requested)                   9808
(confidential treatment requested)   HEWL/PACK            (confidential treatment requested)                   9808
(confidential treatment requested)   HEWL/PACK            (confidential treatment requested)                   9808
(confidential treatment requested)   HEWL/PACK            (confidential treatment requested)                   9808
(confidential treatment requested)   HEWL/PACK            (confidential treatment requested)                   9808
(confidential treatment requested)   HEWL/PACK            (confidential treatment requested)                   9808
(confidential treatment requested)   HEWL/PACK            (confidential treatment requested)                   9808
(confidential treatment requested)   HEWL/PACK            (confidential treatment requested)                   9808
(confidential treatment requested)   HEWL/PACK            (confidential treatment requested)                   9808
(confidential treatment requested)   HEWL/PACK            (confidential treatment requested)                   9808
(confidential treatment requested)   HEWL/PACK            (confidential treatment requested)                   9808
(confidential treatment requested)   HEWL/PACK            (confidential treatment requested)                   9712
(confidential treatment requested)   HEWL/PACK            (confidential treatment requested)                   9712
(confidential treatment requested)   HEWL/PACK            (confidential treatment requested)                   9808
(confidential treatment requested)   HEWL/PACK            (confidential treatment requested)                   9808
(confidential treatment requested)   HEWL/PACK            (confidential treatment requested)                   9808
(confidential treatment requested)   HEWL/PACK            (confidential treatment requested)                   9808
(confidential treatment requested)   HEWL/PACK            (confidential treatment requested)                   9808

------------------------------------------------------------------------------------------------------------------------------------
              ASSET#                       ACCUM DEPR         BV         MTHLY DEPR   LOCCODE     LOC NAME          LOC ADDRESS1
------------------------------------------------------------------------------------------------------------------------------------
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)               MOCF04    EDS/KELLWOOD    600 KELLWOOD PARKWAY

--------------------------------------------------------------------------------
              ASSET#                                      Voucher #
--------------------------------------------------------------------------------
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)
(confidential treatment requested)           (confidential treatment requested)

Schedule T: EDS Equipment Listing

------------------------------------------------------------------------------------------------------------------------------------
              ASSET#                      MFR      ITEM                 SERIAL                 DESCRIPTION     ENT SRVC    COST CAP
------------------------------------------------------------------------------------------------------------------------------------
(confidential treatment requested)   HEWL/PACK            (confidential treatment requested)                   9808
(confidential treatment requested)   HEWL/PACK            (confidential treatment requested)                   9808
(confidential treatment requested)   HEWL/PACK            (confidential treatment requested)                   9808
(confidential treatment requested)   HEWL/PACK            (confidential treatment requested)                   9808
(confidential treatment requested)   HEWL/PACK            (confidential treatment requested)                   9808
(confidential treatment requested)   HEWL/PACK            (confidential treatment requested)                   9808
(confidential treatment requested)   HEWL/PACK            (confidential treatment requested)                   9808
(confidential treatment requested)   HEWL/PACK            (confidential treatment requested)                   9808
(confidential treatment requested)   HEWL/PACK            (confidential treatment requested)                   9808
(confidential treatment requested)   HEWL/PACK            (confidential treatment requested)                   9808
(confidential treatment requested)   HEWL/PACK            (confidential treatment requested)                   9808
(confidential treatment requested)   HEWL/PACK            (confidential treatment requested)                   9808
(confidential treatment requested)   HEWL/PACK            (confidential treatment requested)                   9808
(confidential treatment requested)   HEWL/PACK            (confidential treatment requested)                   9808
(confidential treatment requested)   HEWL/PACK            (confidential treatment requested)                   9808
(confidential treatment requested)   HEWL/PACK            (confidential treatment requested)                   9808
(confidential treatment requested)   HEWL/PACK            (confidential treatment requested)                   9808
(confidential treatment requested)   HEWL/PACK            (confidential treatment requested)                   9808
(confidential treatment requested)   HEWL/PACK            (confidential treatment requested)                   9808
(confidential treatment requested)   HEWL/PACK            (confidential treatment requested)                   9808
(confidential treatment requested)   HEWL/PACK            (confidential treatment requested)                   9808
(confidential treatment requested)   HEWL/PACK            (confidential treatment requested)                   9807
(confidential treatment requested)   HEWL/PACK            (confidential treatment requested)                   9808
(confidential treatment requested)   HEWL/PACK            (confidential treatment requested)                   9910
(confidential treatment requested)   HEWL/PACK            (confidential treatment requested)                   9712
(confidential treatment requested)   HEWL/PACK            (confidential treatment requested)                   9712
(confidential treatment requested)   HEWL/PACK            (confidential treatment requested)                   9712
(confidential treatment requested)   HEWL/PACK            (confidential treatment requested)                   9702
(confidential treatment requested)   HEWL/PACK            (confidential treatment requested)                   9702
(confidential treatment requested)   HEWL/PACK            (confidential treatment requested)                   9702
(confidential treatment requested)   HEWL/PACK            (confidential treatment requested)                   9702
(confidential treatment requested)   HEWL/PACK            (confidential treatment requested)                   9702
(confidential treatment requested)   HEWL/PACK            (confidential treatment requested)                   9901
(confidential treatment requested)   HEWL/PACK            (confidential treatment requested)                   9707
(confidential treatment requested)   HEWL/PACK            (confidential treatment requested)                   9707
(confidential treatment requested)   HEWL/PACK            (confidential treatment requested)                   9801
(confidential treatment requested)   HEWL/PACK            (confidential treatment requested)                   9807
(confidential treatment requested)   HEWL/PACK            (confidential treatment requested)                   9712
(confidential treatment requested)   HEWL/PACK            (confidential treatment requested)                   9712
(confidential treatment requested)   HEWL/PACK            (confidential treatment requested)                   9712
(confidential treatment requested)   HEWL/PACK            (confidential treatment requested)                   9712
(confidential treatment requested)   HEWL/PACK            (confidential treatment requested)                   9808
(confidential treatment requested)   HEWL/PACK            (confidential treatment requested)                   9808
(confidential treatment requested)   HEWL/PACK            (confidential treatment requested)                   9808
(confidential treatment requested)   HEWL/PACK            (confidential treatment requested)                   9808
(confidential treatment requested)   HEWL/PACK            (confidential treatment requested)                   9808
(confidential treatment requested)   HEWL/PACK            (confidential treatment requested)                   9808
(confidential treatment requested)   HEWL/PACK            (confidential treatment requested)                   9808

----------------------------------------------------------------------------------------------------------------------------
              ASSET#                       ACCUM DEPR         BV         MTHLY DEPR   LOCCODE    LOC NAME
----------------------------------------------------------------------------------------------------------------------------
(confidential treatment requested)   (confidential treatment requested)               MOCF04     EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)               MOCF04     EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)               MOCF04     EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)               MOCF04     EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)               MOCF04     EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)               MOCF04     EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)               MOCF04     EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)               MOCF04     EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)               MOCF04     EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)               MOCF04     EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)               MOCF04     EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)               MOCF04     EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)               MOCF04     EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)               MOCF04     EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)               MOCF04     EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)               MOCF04     EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)               MOCF04     EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)               MOCF04     EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)               MOCF04     EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)               MOCF04     EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)               MOCF04     EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)               MOCF04     EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)               MOCF04     EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)               MOCF04     EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)               MOCF04     EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)               MOCF04     EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)               MOCF04     EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)               MOCF04     EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)               MOCF04     EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)               MOCF04     EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)               MOCF04     EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)               MOCF04     EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)               MOCF04     EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)               MOCF04     EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)               MOCF04     EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)               MOCF04     EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)               MOCF04     EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)               MDS202     BETHLEHEM STEEL CORPORATION
(confidential treatment requested)   (confidential treatment requested)               MDS202     BETHLEHEM STEEL CORPORATION
(confidential treatment requested)   (confidential treatment requested)               MOCF04     EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)               MOCF04     EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)               MOCF04     EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)               MOCF04     EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)               MOCF04     EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)               MOCF04     EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)               MOCF04     EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)               MOCF04     EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)               MOCF04     EDS/KELLWOOD

-------------------------------------------------------------------------------------------------------------
              ASSET#                        LOC ADDRESS1                            Voucher #
-------------------------------------------------------------------------------------------------------------
(confidential treatment requested)     600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)     600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)     600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)     600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)     600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)     600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)     600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)     600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)     600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)     600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)     600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)     600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)     600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)     600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)     600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)     600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)     600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)     600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)     600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)     600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)     600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)     600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)     600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)     600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)     600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)     600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)     600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)     600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)     600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)     600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)     600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)     600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)     600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)     600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)     600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)     600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)     600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)     5111 NORTH POINT BOULEVARD       (confidential treatment requested)
(confidential treatment requested)     5111 NORTH POINT BOULEVARD       (confidential treatment requested)
(confidential treatment requested)     600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)     600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)     600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)     600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)     600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)     600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)     600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)     600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)     600 KELLWOOD PARKWAY             (confidential treatment requested)

Schedule T: EDS Equipment Listing

                                   FA REPORT

------------------------------------------------------------------------------------------------------------------------------------
              ASSET#                 MFR        ITEM             SERIAL                     DESCRIPTION      ENT SRVC    COST CAP
------------------------------------------------------------------------------------------------------------------------------------
(confidential treatment requested) HEWL/PACK                (confidential treatment requested)                 9807
(confidential treatment requested) HEWL/PACK                (confidential treatment requested)                 9807
(confidential treatment requested) HEWL/PACK                (confidential treatment requested)                 9807
(confidential treatment requested) HEWL/PACK                (confidential treatment requested)                 9807
(confidential treatment requested) HEWL/PACK                (confidential treatment requested)                 9807
(confidential treatment requested) HEWL/PACK                (confidential treatment requested)                 9807
(confidential treatment requested) HEWL/PACK                (confidential treatment requested)                 9807
(confidential treatment requested) HEWL/PACK                (confidential treatment requested)                 9807
(confidential treatment requested) HEWL/PACK                (confidential treatment requested)                 9807
(confidential treatment requested) HEWL/PACK                (confidential treatment requested)                 9807
(confidential treatment requested) HEWL/PACK                (confidential treatment requested)                 9807
(confidential treatment requested) HEWL/PACK                (confidential treatment requested)                 9807
(confidential treatment requested) HEWL/PACK                (confidential treatment requested)                 9807
(confidential treatment requested) HEWL/PACK                (confidential treatment requested)                 9807
(confidential treatment requested) HEWL/PACK                (confidential treatment requested)                 9807
(confidential treatment requested) HEWL/PACK                (confidential treatment requested)                 9807
(confidential treatment requested) HEWL/PACK                (confidential treatment requested)                 9807
(confidential treatment requested) HEWL/PACK                (confidential treatment requested)                 9807
(confidential treatment requested) HEWL/PACK                (confidential treatment requested)                 9807
(confidential treatment requested) HEWL/PACK                (confidential treatment requested)                 9807
(confidential treatment requested) HEWL/PACK                (confidential treatment requested)                 9807
(confidential treatment requested) HEWL/PACK                (confidential treatment requested)                 9807
(confidential treatment requested) HEWL/PACK                (confidential treatment requested)                 9807
(confidential treatment requested) HEWL/PACK                (confidential treatment requested)                 9807
(confidential treatment requested) HEWL/PACK                (confidential treatment requested)                 9807
(confidential treatment requested) HEWL/PACK                (confidential treatment requested)                 9807
(confidential treatment requested) LEAD/RESE                (confidential treatment requested)                 9704
(confidential treatment requested) NEC/HO/EL                (confidential treatment requested)                 9701
(confidential treatment requested) NEC/HO/EL                (confidential treatment requested)                 9701
(confidential treatment requested) PROC/TECH                (confidential treatment requested)                 9805
(confidential treatment requested) PROC/TECH                (confidential treatment requested)                 9805
(confidential treatment requested) SMART2                   (confidential treatment requested)                 9808
(confidential treatment requested) TPD                      (confidential treatment requested)                 9801
(confidential treatment requested) TPD                      (confidential treatment requested)                 9801
(confidential treatment requested) TPD                      (confidential treatment requested)                 9801
(confidential treatment requested) TPD                      (confidential treatment requested)                 9801
(confidential treatment requested) TPD                      (confidential treatment requested)                 9801
(confidential treatment requested) TPD                      (confidential treatment requested)                 9801
(confidential treatment requested) TPD                      (confidential treatment requested)                 9801
(confidential treatment requested) TPD                      (confidential treatment requested)                 9801
(confidential treatment requested) TPD                      (confidential treatment requested)                 9801
(confidential treatment requested) TPD                      (confidential treatment requested)                 9801
(confidential treatment requested) TPD                      (confidential treatment requested)                 9801
(confidential treatment requested) TPD                      (confidential treatment requested)                 9801
(confidential treatment requested) TPD                      (confidential treatment requested)                 9801
(confidential treatment requested) TPD                      (confidential treatment requested)                 9801
(confidential treatment requested) TPD                      (confidential treatment requested)                 9801
(confidential treatment requested) TPD                      (confidential treatment requested)                 9801
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
              ASSET#                       ACCUM DEPR         BV        MTHLY DEPR   LOCCODE    LOC NAME          LOC ADDRESS1
------------------------------------------------------------------------------------------------------------------------------------
(confidential treatment requested)  (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)  (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------

              ASSET#                                            Voucher #
----------------------------------------------------------------------------------------
(confidential treatment requested)                  (confidential treatment requested)
(confidential treatment requested)                  (confidential treatment requested)
(confidential treatment requested)                  (confidential treatment requested)
(confidential treatment requested)                  (confidential treatment requested)
(confidential treatment requested)                  (confidential treatment requested)
(confidential treatment requested)                  (confidential treatment requested)
(confidential treatment requested)                  (confidential treatment requested)
(confidential treatment requested)                  (confidential treatment requested)
(confidential treatment requested)                  (confidential treatment requested)
(confidential treatment requested)                  (confidential treatment requested)
(confidential treatment requested)                  (confidential treatment requested)
(confidential treatment requested)                  (confidential treatment requested)
(confidential treatment requested)                  (confidential treatment requested)
(confidential treatment requested)                  (confidential treatment requested)
(confidential treatment requested)                  (confidential treatment requested)
(confidential treatment requested)                  (confidential treatment requested)
(confidential treatment requested)                  (confidential treatment requested)
(confidential treatment requested)                  (confidential treatment requested)
(confidential treatment requested)                  (confidential treatment requested)
(confidential treatment requested)                  (confidential treatment requested)
(confidential treatment requested)                  (confidential treatment requested)
(confidential treatment requested)                  (confidential treatment requested)
(confidential treatment requested)                  (confidential treatment requested)
(confidential treatment requested)                  (confidential treatment requested)
(confidential treatment requested)                  (confidential treatment requested)
(confidential treatment requested)                  (confidential treatment requested)
(confidential treatment requested)                  (confidential treatment requested)
(confidential treatment requested)                  (confidential treatment requested)
(confidential treatment requested)                  (confidential treatment requested)
(confidential treatment requested)                  (confidential treatment requested)
(confidential treatment requested)                  (confidential treatment requested)
(confidential treatment requested)                  (confidential treatment requested)
(confidential treatment requested)                  (confidential treatment requested)
(confidential treatment requested)                  (confidential treatment requested)
(confidential treatment requested)                  (confidential treatment requested)
(confidential treatment requested)                  (confidential treatment requested)
(confidential treatment requested)                  (confidential treatment requested)
(confidential treatment requested)                  (confidential treatment requested)
(confidential treatment requested)                  (confidential treatment requested)
(confidential treatment requested)                  (confidential treatment requested)
(confidential treatment requested)                  (confidential treatment requested)
(confidential treatment requested)                  (confidential treatment requested)
(confidential treatment requested)                  (confidential treatment requested)
(confidential treatment requested)                  (confidential treatment requested)
(confidential treatment requested)                  (confidential treatment requested)
(confidential treatment requested)                  (confidential treatment requested)
(confidential treatment requested)                  (confidential treatment requested)
(confidential treatment requested)                  (confidential treatment requested)
----------------------------------------------------------------------------------------

Schedule T: EDS Equipment Listing

------------------------------------------------------------------------------------------------------------------------------------
              ASSET#                      MFR      ITEM                 SERIAL                 DESCRIPTION     ENT SRVC    COST CAP
------------------------------------------------------------------------------------------------------------------------------------
(confidential treatment requested)   TPD                  (confidential treatment requested)                   9801
(confidential treatment requested)   TPD                  (confidential treatment requested)                   9803
(confidential treatment requested)   TPD                  (confidential treatment requested)                   9801
(confidential treatment requested)   TPD                  (confidential treatment requested)                   9707
(confidential treatment requested)   TPD                  (confidential treatment requested)                   9707
(confidential treatment requested)   TPD                  (confidential treatment requested)                   9901
(confidential treatment requested)   TPD                  (confidential treatment requested)                   9801
(confidential treatment requested)   TPD                  (confidential treatment requested)                   9801
(confidential treatment requested)   TPD                  (confidential treatment requested)                   9803
(confidential treatment requested)   AME/PO/CO            (confidential treatment requested)                   9705
(confidential treatment requested)   CISC/SYST            (confidential treatment requested)                   0002
(confidential treatment requested)   CISC/SYST            (confidential treatment requested)                   0002
(confidential treatment requested)   CISC/SYST            (confidential treatment requested)                   0002
(confidential treatment requested)   CISC/SYST            (confidential treatment requested)                   0002
(confidential treatment requested)   CISC/SYST            (confidential treatment requested)                   0002
(confidential treatment requested)   CISC/SYST            (confidential treatment requested)                   0002
(confidential treatment requested)   CISC/SYST            (confidential treatment requested)                   9912
(confidential treatment requested)   CISC/SYST            (confidential treatment requested)                   0002
(confidential treatment requested)   CISC/SYST            (confidential treatment requested)                   0002
(confidential treatment requested)   CISC/SYST            (confidential treatment requested)                   0108
(confidential treatment requested)   CISC/SYST            (confidential treatment requested)                   0108
(confidential treatment requested)   CISC/SYST            (confidential treatment requested)                   0002
(confidential treatment requested)   CISC/SYST            (confidential treatment requested)                   0002
(confidential treatment requested)   CISC/SYST            (confidential treatment requested)                   0002
(confidential treatment requested)   CISC/SYST            (confidential treatment requested)                   0002
(confidential treatment requested)   CISC/SYST            (confidential treatment requested)                   0002
(confidential treatment requested)   CISC/SYST            (confidential treatment requested)                   0002
(confidential treatment requested)   CISC/SYST            (confidential treatment requested)                   0002
(confidential treatment requested)   CISC/SYST            (confidential treatment requested)                   0002
(confidential treatment requested)   CISC/SYST            (confidential treatment requested)                   0002
(confidential treatment requested)   CISC/SYST            (confidential treatment requested)                   0002
(confidential treatment requested)   CISC/SYST            (confidential treatment requested)                   0002
(confidential treatment requested)   CISC/SYST            (confidential treatment requested)                   0002
(confidential treatment requested)   CLI/SE/AC            (confidential treatment requested)                   9903
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9911
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9911
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9912
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9912
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9912
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9912
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9912
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9912
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9912
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9912
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9912
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9912
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9912
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9912
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
              ASSET#                  ACCUM DEPR              BV           MTHLY DEPR   LOCCODE            LOC NAME
------------------------------------------------------------------------------------------------------------------------------
(confidential treatment requested)    (confidential treatment requested)                MOCF04     EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                MOCF04     EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                MOCF04     EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                MOCF04     EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                MOCF04     EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                MOCF04     EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                MOCF04     EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                MOCF04     EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                MOCF04     EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                MOMH17     SVERDRUP CIVIL ENGINEERING
(confidential treatment requested)    (confidential treatment requested)                MOCF04     EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                MOCF04     EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                MOCF04     EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                MOCF04     EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                MOCF04     EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                MOCF04     EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                MOCF04     EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                MOCF04     EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                MOCF04     EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                MOCF04     EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                MOCF04     EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                MOCF04     EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                MOCF04     EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                MOCF04     EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                MOCF04     EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                MOCF04     EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                MOCF04     EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                MOCF04     EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                MOCF04     EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                MOCF04     EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                MOCF04     EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                MOCF04     EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                MOCF04     EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                MOCF04     EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                MOCF04     EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                MOCF04     EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                MOCF04     EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                MOCF04     EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                MOCF04     EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                MOCF04     EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                MOCF04     EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                MOCF04     EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                MOCF04     EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                MOCF04     EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                MOCF04     EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                MOCF04     EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                MOCF04     EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                MOCF04     EDS/KELLWOOD
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
              ASSET#                       LOC ADDRESS1                    Voucher #
--------------------------------------------------------------------------------------------------
(confidential treatment requested)    600 KELLWOOD PARKWAY     (confidential treatment requested)
(confidential treatment requested)    600 KELLWOOD PARKWAY     (confidential treatment requested)
(confidential treatment requested)    600 KELLWOOD PARKWAY     (confidential treatment requested)
(confidential treatment requested)    600 KELLWOOD PARKWAY     (confidential treatment requested)
(confidential treatment requested)    600 KELLWOOD PARKWAY     (confidential treatment requested)
(confidential treatment requested)    600 KELLWOOD PARKWAY     (confidential treatment requested)
(confidential treatment requested)    600 KELLWOOD PARKWAY     (confidential treatment requested)
(confidential treatment requested)    600 KELLWOOD PARKWAY     (confidential treatment requested)
(confidential treatment requested)    600 KELLWOOD PARKWAY     (confidential treatment requested)
(confidential treatment requested)    13723 RIVERPORT DR.      (confidential treatment requested)
(confidential treatment requested)    600 KELLWOOD PARKWAY     (confidential treatment requested)
(confidential treatment requested)    600 KELLWOOD PARKWAY     (confidential treatment requested)
(confidential treatment requested)    600 KELLWOOD PARKWAY     (confidential treatment requested)
(confidential treatment requested)    600 KELLWOOD PARKWAY     (confidential treatment requested)
(confidential treatment requested)    600 KELLWOOD PARKWAY     (confidential treatment requested)
(confidential treatment requested)    600 KELLWOOD PARKWAY     (confidential treatment requested)
(confidential treatment requested)    600 KELLWOOD PARKWAY     (confidential treatment requested)
(confidential treatment requested)    600 KELLWOOD PARKWAY     (confidential treatment requested)
(confidential treatment requested)    600 KELLWOOD PARKWAY     (confidential treatment requested)
(confidential treatment requested)    600 KELLWOOD PARKWAY     (confidential treatment requested)
(confidential treatment requested)    600 KELLWOOD PARKWAY     (confidential treatment requested)
(confidential treatment requested)    600 KELLWOOD PARKWAY     (confidential treatment requested)
(confidential treatment requested)    600 KELLWOOD PARKWAY     (confidential treatment requested)
(confidential treatment requested)    600 KELLWOOD PARKWAY     (confidential treatment requested)
(confidential treatment requested)    600 KELLWOOD PARKWAY     (confidential treatment requested)
(confidential treatment requested)    600 KELLWOOD PARKWAY     (confidential treatment requested)
(confidential treatment requested)    600 KELLWOOD PARKWAY     (confidential treatment requested)
(confidential treatment requested)    600 KELLWOOD PARKWAY     (confidential treatment requested)
(confidential treatment requested)    600 KELLWOOD PARKWAY     (confidential treatment requested)
(confidential treatment requested)    600 KELLWOOD PARKWAY     (confidential treatment requested)
(confidential treatment requested)    600 KELLWOOD PARKWAY     (confidential treatment requested)
(confidential treatment requested)    600 KELLWOOD PARKWAY     (confidential treatment requested)
(confidential treatment requested)    600 KELLWOOD PARKWAY     (confidential treatment requested)
(confidential treatment requested)    600 KELLWOOD PARKWAY     (confidential treatment requested)
(confidential treatment requested)    600 KELLWOOD PARKWAY     (confidential treatment requested)
(confidential treatment requested)    600 KELLWOOD PARKWAY     (confidential treatment requested)
(confidential treatment requested)    600 KELLWOOD PARKWAY     (confidential treatment requested)
(confidential treatment requested)    600 KELLWOOD PARKWAY     (confidential treatment requested)
(confidential treatment requested)    600 KELLWOOD PARKWAY     (confidential treatment requested)
(confidential treatment requested)    600 KELLWOOD PARKWAY     (confidential treatment requested)
(confidential treatment requested)    600 KELLWOOD PARKWAY     (confidential treatment requested)
(confidential treatment requested)    600 KELLWOOD PARKWAY     (confidential treatment requested)
(confidential treatment requested)    600 KELLWOOD PARKWAY     (confidential treatment requested)
(confidential treatment requested)    600 KELLWOOD PARKWAY     (confidential treatment requested)
(confidential treatment requested)    600 KELLWOOD PARKWAY     (confidential treatment requested)
(confidential treatment requested)    600 KELLWOOD PARKWAY     (confidential treatment requested)
(confidential treatment requested)    600 KELLWOOD PARKWAY     (confidential treatment requested)
(confidential treatment requested)    600 KELLWOOD PARKWAY     (confidential treatment requested)
--------------------------------------------------------------------------------------------------

Schedule T: EDS Equipment Listing

------------------------------------------------------------------------------------------------------------------------------------
              ASSET#                      MFR      ITEM                 SERIAL                 DESCRIPTION     ENT SRVC    COST CAP
------------------------------------------------------------------------------------------------------------------------------------
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9912
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9912
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9912
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9912
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9912
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9912
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   0011
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   0011
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   0011
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   0011
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   0011
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   0011
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   0104
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   0104
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   0010
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   0010
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   0003
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9911
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9911
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9911
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9911
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   0003
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9911
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9911
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9911
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9911
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   0104
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   0104
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   0104
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   0104
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9801
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9903
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9903
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9903
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9912
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9912
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9912
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9801
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9801
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9801
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9801
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9801
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9801
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9801
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9801
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9801
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9801
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9801
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
              ASSET#                 ACCUM DEPR              BV           MTHLY DEPR   LOCCODE    LOC NAME          LOC ADDRESS1
------------------------------------------------------------------------------------------------------------------------------------
(confidential treatment requested)   (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
(confidential treatment requested)   (confidential treatment requested)                MOCF04   EDS/KELLWOOD    600 KELLWOOD PARKWAY
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
              ASSET#                                   Voucher #
------------------------------------------------------------------------------
(confidential treatment requested)         (confidential treatment requested)
(confidential treatment requested)         (confidential treatment requested)
(confidential treatment requested)         (confidential treatment requested)
(confidential treatment requested)         (confidential treatment requested)
(confidential treatment requested)         (confidential treatment requested)
(confidential treatment requested)         (confidential treatment requested)
(confidential treatment requested)         (confidential treatment requested)
(confidential treatment requested)         (confidential treatment requested)
(confidential treatment requested)         (confidential treatment requested)
(confidential treatment requested)         (confidential treatment requested)
(confidential treatment requested)         (confidential treatment requested)
(confidential treatment requested)         (confidential treatment requested)
(confidential treatment requested)         (confidential treatment requested)
(confidential treatment requested)         (confidential treatment requested)
(confidential treatment requested)         (confidential treatment requested)
(confidential treatment requested)         (confidential treatment requested)
(confidential treatment requested)         (confidential treatment requested)
(confidential treatment requested)         (confidential treatment requested)
(confidential treatment requested)         (confidential treatment requested)
(confidential treatment requested)         (confidential treatment requested)
(confidential treatment requested)         (confidential treatment requested)
(confidential treatment requested)         (confidential treatment requested)
(confidential treatment requested)         (confidential treatment requested)
(confidential treatment requested)         (confidential treatment requested)
(confidential treatment requested)         (confidential treatment requested)
(confidential treatment requested)         (confidential treatment requested)
(confidential treatment requested)         (confidential treatment requested)
(confidential treatment requested)         (confidential treatment requested)
(confidential treatment requested)         (confidential treatment requested)
(confidential treatment requested)         (confidential treatment requested)
(confidential treatment requested)         (confidential treatment requested)
(confidential treatment requested)         (confidential treatment requested)
(confidential treatment requested)         (confidential treatment requested)
(confidential treatment requested)         (confidential treatment requested)
(confidential treatment requested)         (confidential treatment requested)
(confidential treatment requested)         (confidential treatment requested)
(confidential treatment requested)         (confidential treatment requested)
(confidential treatment requested)         (confidential treatment requested)
(confidential treatment requested)         (confidential treatment requested)
(confidential treatment requested)         (confidential treatment requested)
(confidential treatment requested)         (confidential treatment requested)
(confidential treatment requested)         (confidential treatment requested)
(confidential treatment requested)         (confidential treatment requested)
(confidential treatment requested)         (confidential treatment requested)
(confidential treatment requested)         (confidential treatment requested)
(confidential treatment requested)         (confidential treatment requested)
(confidential treatment requested)         (confidential treatment requested)
(confidential treatment requested)         (confidential treatment requested)
------------------------------------------------------------------------------

Schedule T: EDS Equipment Listing

------------------------------------------------------------------------------------------------------------------------------------
              ASSET#                      MFR      ITEM                 SERIAL                 DESCRIPTION     ENT SRVC    COST CAP
------------------------------------------------------------------------------------------------------------------------------------
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9801
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   0104
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   0104
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   0104
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   0104
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   0104
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   0104
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   0104
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   0104
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   0104
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   0104
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   0104
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   0104
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9903
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   0104
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   0104
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   0104
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   0104
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   0104
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   0104
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   0104
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   0104
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   0104
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   0104
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9705
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   0008
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   0008
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9705
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9705
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9705
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9705
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9801
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9801
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9801
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9801
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9801
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9801
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9801
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9801
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9801
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9801
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9801
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9801
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9901
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9903
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9801
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9901
(confidential treatment requested)   COMP/COMP            (confidential treatment requested)                   9903
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
              ASSET#                  ACCUM DEPR              BV           MTHLY DEPR   LOCCODE            LOC NAME
------------------------------------------------------------------------------------------------------------------------------
(confidential treatment requested)    (confidential treatment requested)                MOCF04     EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                MOCF04     EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                MOCF04     EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                MOCF04     EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                MOCF04     EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                MOCF04     EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                MOCF04     EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                MOCF04     EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                MOCF04     EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                MOCF04     EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                MOCF04     EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                MOCF04     EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                MOCF04     EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                MOCF04     EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                MOCF04     EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                MOCF04     EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                MOCF04     EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                MOCF04     EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                MOCF04     EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                MOCF04     EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                MOCF04     EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                MOCF04     EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                MOCF04     EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                MOCF04     EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                MOMH17     SVERDRUP CIVIL ENGINEERING
(confidential treatment requested)    (confidential treatment requested)                MOCF04     EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                MOCF04     EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                MOMH17     SVERDRUP CIVIL ENGINEERING
(confidential treatment requested)    (confidential treatment requested)                MOMH17     SVERDRUP CIVIL ENGINEERING
(confidential treatment requested)    (confidential treatment requested)                MOMH17     SVERDRUP CIVIL ENGINEERING
(confidential treatment requested)    (confidential treatment requested)                MOMH17     SVERDRUP CIVIL ENGINEERING
(confidential treatment requested)    (confidential treatment requested)                MOCF04     EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                MOCF04     EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                MOCF04     EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                MOCF04     EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                MOCF04     EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                MOCF04     EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                MOCF04     EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                MOCF04     EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                MOCF04     EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                MOCF04     EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                MOCF04     EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                MOCF04     EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                MOCF04     EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                MOCF04     EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                MOCF04     EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                MOCF04     EDS/KELLWOOD
(confidential treatment requested)    (confidential treatment requested)                MOCF04     EDS/KELLWOOD
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
              ASSET#                       LOC ADDRESS1                    Voucher #
--------------------------------------------------------------------------------------------------
(confidential treatment requested)    600 KELLWOOD PARKWAY     (confidential treatment requested)
(confidential treatment requested)    600 KELLWOOD PARKWAY     (confidential treatment requested)
(confidential treatment requested)    600 KELLWOOD PARKWAY     (confidential treatment requested)
(confidential treatment requested)    600 KELLWOOD PARKWAY     (confidential treatment requested)
(confidential treatment requested)    600 KELLWOOD PARKWAY     (confidential treatment requested)
(confidential treatment requested)    600 KELLWOOD PARKWAY     (confidential treatment requested)
(confidential treatment requested)    600 KELLWOOD PARKWAY     (confidential treatment requested)
(confidential treatment requested)    600 KELLWOOD PARKWAY     (confidential treatment requested)
(confidential treatment requested)    600 KELLWOOD PARKWAY     (confidential treatment requested)
(confidential treatment requested)    600 KELLWOOD PARKWAY     (confidential treatment requested)
(confidential treatment requested)    600 KELLWOOD PARKWAY     (confidential treatment requested)
(confidential treatment requested)    600 KELLWOOD PARKWAY     (confidential treatment requested)
(confidential treatment requested)    600 KELLWOOD PARKWAY     (confidential treatment requested)
(confidential treatment requested)    600 KELLWOOD PARKWAY     (confidential treatment requested)
(confidential treatment requested)    600 KELLWOOD PARKWAY     (confidential treatment requested)
(confidential treatment requested)    600 KELLWOOD PARKWAY     (confidential treatment requested)
(confidential treatment requested)    600 KELLWOOD PARKWAY     (confidential treatment requested)
(confidential treatment requested)    600 KELLWOOD PARKWAY     (confidential treatment requested)
(confidential treatment requested)    600 KELLWOOD PARKWAY     (confidential treatment requested)
(confidential treatment requested)    600 KELLWOOD PARKWAY     (confidential treatment requested)
(confidential treatment requested)    600 KELLWOOD PARKWAY     (confidential treatment requested)
(confidential treatment requested)    600 KELLWOOD PARKWAY     (confidential treatment requested)
(confidential treatment requested)    600 KELLWOOD PARKWAY     (confidential treatment requested)
(confidential treatment requested)    600 KELLWOOD PARKWAY     (confidential treatment requested)
(confidential treatment requested)    13723 RIVERPORT DR.      (confidential treatment requested)
(confidential treatment requested)    600 KELLWOOD PARKWAY     (confidential treatment requested)
(confidential treatment requested)    600 KELLWOOD PARKWAY     (confidential treatment requested)
(confidential treatment requested)    13723 RIVERPORT DR.      (confidential treatment requested)
(confidential treatment requested)    13723 RIVERPORT DR.      (confidential treatment requested)
(confidential treatment requested)    13723 RIVERPORT DR.      (confidential treatment requested)
(confidential treatment requested)    13723 RIVERPORT DR.      (confidential treatment requested)
(confidential treatment requested)    600 KELLWOOD PARKWAY     (confidential treatment requested)
(confidential treatment requested)    600 KELLWOOD PARKWAY     (confidential treatment requested)
(confidential treatment requested)    600 KELLWOOD PARKWAY     (confidential treatment requested)
(confidential treatment requested)    600 KELLWOOD PARKWAY     (confidential treatment requested)
(confidential treatment requested)    600 KELLWOOD PARKWAY     (confidential treatment requested)
(confidential treatment requested)    600 KELLWOOD PARKWAY     (confidential treatment requested)
(confidential treatment requested)    600 KELLWOOD PARKWAY     (confidential treatment requested)
(confidential treatment requested)    600 KELLWOOD PARKWAY     (confidential treatment requested)
(confidential treatment requested)    600 KELLWOOD PARKWAY     (confidential treatment requested)
(confidential treatment requested)    600 KELLWOOD PARKWAY     (confidential treatment requested)
(confidential treatment requested)    600 KELLWOOD PARKWAY     (confidential treatment requested)
(confidential treatment requested)    600 KELLWOOD PARKWAY     (confidential treatment requested)
(confidential treatment requested)    600 KELLWOOD PARKWAY     (confidential treatment requested)
(confidential treatment requested)    600 KELLWOOD PARKWAY     (confidential treatment requested)
(confidential treatment requested)    600 KELLWOOD PARKWAY     (confidential treatment requested)
(confidential treatment requested)    600 KELLWOOD PARKWAY     (confidential treatment requested)
(confidential treatment requested)    600 KELLWOOD PARKWAY     (confidential treatment requested)
--------------------------------------------------------------------------------------------------

Schedule T: EDS Equipment Listing

              ASSET#                         MFR     ITEM               SERIAL              DESCRIPTION      ENT SRVC     COST CAP
------------------------------------------------------------------------------------------------------------------------------------
(confidential treatment requested)     COMP/COMP             (confidential treatment requested)              9705
(confidential treatment requested)     COMP/COMP             (confidential treatment requested)              9705
(confidential treatment requested)     COMP/COMP             (confidential treatment requested)              9705
(confidential treatment requested)     COMP/COMP             (confidential treatment requested)              9801
(confidential treatment requested)     COMP/COMP             (confidential treatment requested)              9801
(confidential treatment requested)     COMP/COMP             (confidential treatment requested)              9801
(confidential treatment requested)     COMP/COMP             (confidential treatment requested)              9801
(confidential treatment requested)     COMP/COMP             (confidential treatment requested)              9801
(confidential treatment requested)     COMP/COMP             (confidential treatment requested)              9801
(confidential treatment requested)     COMP/COMP             (confidential treatment requested)              9801
(confidential treatment requested)     COMP/COMP             (confidential treatment requested)              9801
(confidential treatment requested)     COMP/COMP             (confidential treatment requested)              9801
(confidential treatment requested)     COMP/COMP             (confidential treatment requested)              9801
(confidential treatment requested)     COMP/COMP             (confidential treatment requested)              9801
(confidential treatment requested)     COMP/COMP             (confidential treatment requested)              9801
(confidential treatment requested)     COMP/COMP             (confidential treatment requested)              9705
(confidential treatment requested)     COMP/COMP             (confidential treatment requested)              9705
(confidential treatment requested)     COMP/COMP             (confidential treatment requested)              0003
(confidential treatment requested)     COMP/COMP             (confidential treatment requested)              9903
(confidential treatment requested)     COMP/COMP             (confidential treatment requested)              9903
(confidential treatment requested)     COMP/COMP             (confidential treatment requested)              9903
(confidential treatment requested)     COMP/COMP             (confidential treatment requested)              9903
(confidential treatment requested)     COMP/COMP             (confidential treatment requested)              9903
(confidential treatment requested)     COMP/COMP             (confidential treatment requested)              9903
(confidential treatment requested)     COMP/COMP             (confidential treatment requested)              9903
(confidential treatment requested)     COMP/COMP             (confidential treatment requested)              9903
(confidential treatment requested)     COMP/COMP             (confidential treatment requested)              9903
(confidential treatment requested)     COMP/COMP             (confidential treatment requested)              9903
(confidential treatment requested)     COMP/COMP             (confidential treatment requested)              9912
(confidential treatment requested)     COMP/COMP             (confidential treatment requested)              9912
(confidential treatment requested)     COMP/COMP             (confidential treatment requested)              9912
(confidential treatment requested)     COMP/COMP             (confidential treatment requested)              9912
(confidential treatment requested)     COMP/COMP             (confidential treatment requested)              9903
(confidential treatment requested)     COMP/COMP             (confidential treatment requested)              9903
(confidential treatment requested)     COMP/COMP             (confidential treatment requested)              9903
(confidential treatment requested)     COMP/COMP             (confidential treatment requested)              9903
(confidential treatment requested)     COMP/COMP             (confidential treatment requested)              9903
(confidential treatment requested)     COMP/COMP             (confidential treatment requested)              9902
(confidential treatment requested)     COMP/COMP             (confidential treatment requested)              9903
(confidential treatment requested)     COMP/COMP             (confidential treatment requested)              9903
(confidential treatment requested)     COMP/COMP             (confidential treatment requested)              9903
(confidential treatment requested)     COMP/COMP             (confidential treatment requested)              9903
(confidential treatment requested)     COMP/COMP             (confidential treatment requested)              9903
(confidential treatment requested)     COMP/COMP             (confidential treatment requested)              9903
(confidential treatment requested)     COMP/COMP             (confidential treatment requested)              9910
(confidential treatment requested)     COMP/COMP             (confidential treatment requested)              9910
(confidential treatment requested)     COMP/COMP             (confidential treatment requested)              9910
(confidential treatment requested)     COMP/COMP             (confidential treatment requested)              9910
------------------------------------------------------------------------------------------------------------------------------------

              ASSET#                     ACCUM DEPR         BV             MTHLY DEPR     LOCCODE                LOC NAME
------------------------------------------------------------------------------------------------------------------------------------
(confidential treatment requested)   (confidential treatment requested)                   MOMH17         SVERDRUP CIVIL ENGINEERING
(confidential treatment requested)   (confidential treatment requested)                   MOMH17         SVERDRUP CIVIL ENGINEERING
(confidential treatment requested)   (confidential treatment requested)                   MOMH17         SVERDRUP CIVIL ENGINEERING
(confidential treatment requested)   (confidential treatment requested)                   MOCF04         EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)                   MOCF04         EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)                   MOCF04         EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)                   MOCF04         EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)                   MOCF04         EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)                   MOCF04         EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)                   MOCF04         EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)                   MOCF04         EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)                   MOCF04         EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)                   MOCF04         EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)                   MOCF04         EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)                   MOCF04         EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)                   MOMH17         SVERDRUP CIVIL ENGINEERING
(confidential treatment requested)   (confidential treatment requested)                   MOMH17         SVERDRUP CIVIL ENGINEERING
(confidential treatment requested)   (confidential treatment requested)                   MOCF04         EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)                   MOCF04         EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)                   MOCF04         EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)                   MOCF04         EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)                   MOCF04         EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)                   MOCF04         EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)                   MOCF04         EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)                   MOCF04         EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)                   MOCF04         EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)                   MOCF04         EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)                   MOCF04         EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)                   MOCF04         EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)                   MOCF04         EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)                   MOCF04         EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)                   MOCF04         EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)                   MOCF04         EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)                   MOCF04         EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)                   MOCF04         EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)                   MOCF04         EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)                   MOCF04         EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)                   MOCF04         EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)                   MOCF04         EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)                   MOCF04         EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)                   MOCF04         EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)                   MOCF04         EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)                   MOCF04         EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)                   MOCF04         EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)                   MOCF04         EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)                   MOCF04         EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)                   MOCF04         EDS/KELLWOOD
(confidential treatment requested)   (confidential treatment requested)                   MOCF04         EDS/KELLWOOD
------------------------------------------------------------------------------------------------------------------------------------

              ASSET#                         LOC ADDRESS1                          Voucher #
------------------------------------------------------------------------------------------------------------------------------------
(confidential treatment requested)       13723 RIVERPORT DR.         (confidential treatment requested)
(confidential treatment requested)       13723 RIVERPORT DR.         (confidential treatment requested)
(confidential treatment requested)       13723 RIVERPORT DR.         (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY        (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY        (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY        (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY        (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY        (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY        (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY        (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY        (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY        (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY        (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY        (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY        (confidential treatment requested)
(confidential treatment requested)       13723 RIVERPORT DR.         (confidential treatment requested)
(confidential treatment requested)       13723 RIVERPORT DR.         (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY        (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY        (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY        (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY        (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY        (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY        (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY        (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY        (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY        (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY        (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY        (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY        (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY        (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY        (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY        (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY        (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY        (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY        (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY        (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY        (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY        (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY        (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY        (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY        (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY        (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY        (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY        (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY        (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY        (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY        (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY        (confidential treatment requested)
------------------------------------------------------------------------------------------------------------------------------------

Schedule T: EDS Equipment Listing

------------------------------------------------------------------------------------------------------------------------------------
              ASSET#                     MFR       ITEM                 SERIAL                   DESCRIPTION    ENT SRVC    COST CAP
------------------------------------------------------------------------------------------------------------------------------------
(confidential treatment requested)    COMP/COMP            (confidential treatment requested)                     9910
(confidential treatment requested)    COMP/COMP            (confidential treatment requested)                     9910
(confidential treatment requested)    COMP/COMP            (confidential treatment requested)                     9910
(confidential treatment requested)    COMP/COMP            (confidential treatment requested)                     9910
(confidential treatment requested)    COMP/COMP            (confidential treatment requested)                     9910
(confidential treatment requested)    COMP/COMP            (confidential treatment requested)                     9801
(confidential treatment requested)    COMP/COMP            (confidential treatment requested)                     9801
(confidential treatment requested)    COMP/COMP            (confidential treatment requested)                     9801
(confidential treatment requested)    COMP/COMP            (confidential treatment requested)                     9801
(confidential treatment requested)    COMP/COMP            (confidential treatment requested)                     9911
(confidential treatment requested)    COMP/COMP            (confidential treatment requested)                     9911
(confidential treatment requested)    COMP/COMP            (confidential treatment requested)                     9911
(confidential treatment requested)    COMP/COMP            (confidential treatment requested)                     9911
(confidential treatment requested)    COMP/COMP            (confidential treatment requested)                     0002
(confidential treatment requested)    COMP/COMP            (confidential treatment requested)                     0002
(confidential treatment requested)    COMP/COMP            (confidential treatment requested)                     0002
(confidential treatment requested)    COMP/COMP            (confidential treatment requested)                     9904
(confidential treatment requested)    COMP/COMP            (confidential treatment requested)                     9904
(confidential treatment requested)    COMP/COMP            (confidential treatment requested)                     9904
(confidential treatment requested)    COMP/COMP            (confidential treatment requested)                     9904
(confidential treatment requested)    COMP/COMP            (confidential treatment requested)                     0011
(confidential treatment requested)    COMP/COMP            (confidential treatment requested)                     0011
(confidential treatment requested)    COMP/COMP            (confidential treatment requested)                     0003
(confidential treatment requested)    COMP/COMP            (confidential treatment requested)                     9904
(confidential treatment requested)    COMP/COMP            (confidential treatment requested)                     9904
(confidential treatment requested)    COMP/COMP            (confidential treatment requested)                     9904
(confidential treatment requested)    COMP/COMP            (confidential treatment requested)                     9904
(confidential treatment requested)    COMP/COMP            (confidential treatment requested)                     9904
(confidential treatment requested)    COMP/COMP            (confidential treatment requested)                     9912
(confidential treatment requested)    COMP/COMP            (confidential treatment requested)                     9912
(confidential treatment requested)    COMP/COMP            (confidential treatment requested)                     9912
(confidential treatment requested)    COMP/COMP            (confidential treatment requested)                     9912
(confidential treatment requested)    COMP/COMP            (confidential treatment requested)                     9912
(confidential treatment requested)    COMP/COMP            (confidential treatment requested)                     9912
(confidential treatment requested)    COMP/COMP            (confidential treatment requested)                     9912
(confidential treatment requested)    COMP/COMP            (confidential treatment requested)                     9912
(confidential treatment requested)    COMP/COMP            (confidential treatment requested)                     9912
(confidential treatment requested)    COMP/COMP            (confidential treatment requested)                     9912
(confidential treatment requested)    COMP/COMP            (confidential treatment requested)                     9912
(confidential treatment requested)    COMP/COMP            (confidential treatment requested)                     9912
(confidential treatment requested)    COMP/COMP            (confidential treatment requested)                     9912
(confidential treatment requested)    COMP/COMP            (confidential treatment requested)                     9912
(confidential treatment requested)    COMP/COMP            (confidential treatment requested)                     9912
(confidential treatment requested)    COMP/COMP            (confidential treatment requested)                     9903
(confidential treatment requested)    COMP/COMP            (confidential treatment requested)                     9903
(confidential treatment requested)    COMP/COMP            (confidential treatment requested)                     9903
(confidential treatment requested)    COMP/COMP            (confidential treatment requested)                     9903
(confidential treatment requested)    COMP/COMP            (confidential treatment requested)                     9903
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
              ASSET#                          ACCUM DEPR         BV           MTHLY DEPR       LOCCODE          LOC NAME
------------------------------------------------------------------------------------------------------------------------------------
(confidential treatment requested)      (confidential treatment requested)                     MOCF04         EDS/KELLWOOD
(confidential treatment requested)      (confidential treatment requested)                     MOCF04         EDS/KELLWOOD
(confidential treatment requested)      (confidential treatment requested)                     MOCF04         EDS/KELLWOOD
(confidential treatment requested)      (confidential treatment requested)                     MOCF04         EDS/KELLWOOD
(confidential treatment requested)      (confidential treatment requested)                     MOCF04         EDS/KELLWOOD
(confidential treatment requested)      (confidential treatment requested)                     MOCF04         EDS/KELLWOOD
(confidential treatment requested)      (confidential treatment requested)                     MOCF04         EDS/KELLWOOD
(confidential treatment requested)      (confidential treatment requested)                     MOCF04         EDS/KELLWOOD
(confidential treatment requested)      (confidential treatment requested)                     MOCF04         EDS/KELLWOOD
(confidential treatment requested)      (confidential treatment requested)                     MOCF04         EDS/KELLWOOD
(confidential treatment requested)      (confidential treatment requested)                     MOCF04         EDS/KELLWOOD
(confidential treatment requested)      (confidential treatment requested)                     MOCF04         EDS/KELLWOOD
(confidential treatment requested)      (confidential treatment requested)                     MOCF04         EDS/KELLWOOD
(confidential treatment requested)      (confidential treatment requested)                     MOCF04         EDS/KELLWOOD
(confidential treatment requested)      (confidential treatment requested)                     MOCF04         EDS/KELLWOOD
(confidential treatment requested)      (confidential treatment requested)                     MOCF04         EDS/KELLWOOD
(confidential treatment requested)      (confidential treatment requested)                     MOCF04         EDS/KELLWOOD
(confidential treatment requested)      (confidential treatment requested)                     MOCF04         EDS/KELLWOOD
(confidential treatment requested)      (confidential treatment requested)                     MOCF04         EDS/KELLWOOD
(confidential treatment requested)      (confidential treatment requested)                     MOCF04         EDS/KELLWOOD
(confidential treatment requested)      (confidential treatment requested)                     MOCF04         EDS/KELLWOOD
(confidential treatment requested)      (confidential treatment requested)                     MOCF04         EDS/KELLWOOD
(confidential treatment requested)      (confidential treatment requested)                     MOCF04         EDS/KELLWOOD
(confidential treatment requested)      (confidential treatment requested)                     MOCF04         EDS/KELLWOOD
(confidential treatment requested)      (confidential treatment requested)                     MOCF04         EDS/KELLWOOD
(confidential treatment requested)      (confidential treatment requested)                     MOCF04         EDS/KELLWOOD
(confidential treatment requested)      (confidential treatment requested)                     MOCF04         EDS/KELLWOOD
(confidential treatment requested)      (confidential treatment requested)                     MOCF04         EDS/KELLWOOD
(confidential treatment requested)      (confidential treatment requested)                     MOCF04         EDS/KELLWOOD
(confidential treatment requested)      (confidential treatment requested)                     MOCF04         EDS/KELLWOOD
(confidential treatment requested)      (confidential treatment requested)                     MOCF04         EDS/KELLWOOD
(confidential treatment requested)      (confidential treatment requested)                     MOCF04         EDS/KELLWOOD
(confidential treatment requested)      (confidential treatment requested)                     MOCF04         EDS/KELLWOOD
(confidential treatment requested)      (confidential treatment requested)                     MOCF04         EDS/KELLWOOD
(confidential treatment requested)      (confidential treatment requested)                     MOCF04         EDS/KELLWOOD
(confidential treatment requested)      (confidential treatment requested)                     MOCF04         EDS/KELLWOOD
(confidential treatment requested)      (confidential treatment requested)                     MOCF04         EDS/KELLWOOD
(confidential treatment requested)      (confidential treatment requested)                     MOCF04         EDS/KELLWOOD
(confidential treatment requested)      (confidential treatment requested)                     MOCF04         EDS/KELLWOOD
(confidential treatment requested)      (confidential treatment requested)                     MOCF04         EDS/KELLWOOD
(confidential treatment requested)      (confidential treatment requested)                     MOCF04         EDS/KELLWOOD
(confidential treatment requested)      (confidential treatment requested)                     MOCF04         EDS/KELLWOOD
(confidential treatment requested)      (confidential treatment requested)                     MOCF04         EDS/KELLWOOD
(confidential treatment requested)      (confidential treatment requested)                     MOCF04         EDS/KELLWOOD
(confidential treatment requested)      (confidential treatment requested)                     MOCF04         EDS/KELLWOOD
(confidential treatment requested)      (confidential treatment requested)                     MOCF04         EDS/KELLWOOD
(confidential treatment requested)      (confidential treatment requested)                     MOCF04         EDS/KELLWOOD
(confidential treatment requested)      (confidential treatment requested)                     MOCF04         EDS/KELLWOOD
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
              ASSET#                                      LOC ADDRESS1                               Voucher #
--------------------------------------------------------------------------------------------------------------------------------
(confidential treatment requested)                  600 KELLWOOD PARKWAY                (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY                (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY                (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY                (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY                (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY                (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY                (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY                (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY                (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY                (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY                (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY                (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY                (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY                (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY                (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY                (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY                (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY                (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY                (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY                (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY                (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY                (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY                (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY                (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY                (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY                (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY                (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY                (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY                (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY                (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY                (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY                (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY                (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY                (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY                (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY                (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY                (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY                (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY                (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY                (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY                (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY                (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY                (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY                (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY                (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY                (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY                (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY                (confidential treatment requested)
--------------------------------------------------------------------------------------------------------------------------------

Schedule T: EDS Equipment Listing

------------------------------------------------------------------------------------------------------------------------------------
              ASSET#                       MFR       ITEM                  SERIAL                 DESCRIPTION     ENT SRVC  COST CAP
------------------------------------------------------------------------------------------------------------------------------------
(confidential treatment requested)      COMP/COMP            (confidential treatment requested)                      9903
(confidential treatment requested)      COMP/COMP            (confidential treatment requested)                      9903
(confidential treatment requested)      COMP/COMP            (confidential treatment requested)                      9903
(confidential treatment requested)      COMP/COMP            (confidential treatment requested)                      9903
(confidential treatment requested)      COMP/COMP            (confidential treatment requested)                      9903
(confidential treatment requested)      COMP/COMP            (confidential treatment requested)                      9903
(confidential treatment requested)      COMP/COMP            (confidential treatment requested)                      9903
(confidential treatment requested)      COMP/COMP            (confidential treatment requested)                      9903
(confidential treatment requested)      COMP/COMP            (confidential treatment requested)                      9903
(confidential treatment requested)      COMP/COMP            (confidential treatment requested)                      9903
(confidential treatment requested)      COMP/COMP            (confidential treatment requested)                      9903
(confidential treatment requested)      COMP/COMP            (confidential treatment requested)                      9911
(confidential treatment requested)      COMP/COMP            (confidential treatment requested)                      9911
(confidential treatment requested)      COMP/COMP            (confidential treatment requested)                      9911
(confidential treatment requested)      COMP/COMP            (confidential treatment requested)                      9911
(confidential treatment requested)      COMP/COMP            (confidential treatment requested)                      9911
(confidential treatment requested)      COMP/COMP            (confidential treatment requested)                      9911
(confidential treatment requested)      COMP/COMP            (confidential treatment requested)                      9911
(confidential treatment requested)      COMP/COMP            (confidential treatment requested)                      9911
(confidential treatment requested)      COMP/COMP            (confidential treatment requested)                      0011
(confidential treatment requested)      COMP/COMP            (confidential treatment requested)                      0011
(confidential treatment requested)      COMP/COMP            (confidential treatment requested)                      0003
(confidential treatment requested)      COMP/COMP            (confidential treatment requested)                      0003
(confidential treatment requested)      COMP/COMP            (confidential treatment requested)                      0003
(confidential treatment requested)      COMP/COMP            (confidential treatment requested)                      0003
(confidential treatment requested)      COMP/COMP            (confidential treatment requested)                      9903
(confidential treatment requested)      COMP/COMP            (confidential treatment requested)                      9903
(confidential treatment requested)      COMP/COMP            (confidential treatment requested)                      9903
(confidential treatment requested)      COMP/COMP            (confidential treatment requested)                      9903
(confidential treatment requested)      COMP/COMP            (confidential treatment requested)                      9903
(confidential treatment requested)      COMP/COMP            (confidential treatment requested)                      9903
(confidential treatment requested)      COMP/COMP            (confidential treatment requested)                      9903
(confidential treatment requested)      COMP/COMP            (confidential treatment requested)                      9903
(confidential treatment requested)      COMP/COMP            (confidential treatment requested)                      9903
(confidential treatment requested)      COMP/COMP            (confidential treatment requested)                      9903
(confidential treatment requested)      COMP/COMP            (confidential treatment requested)                      9903
(confidential treatment requested)      COMP/COMP            (confidential treatment requested)                      9903
(confidential treatment requested)      COMP/COMP            (confidential treatment requested)                      9903
(confidential treatment requested)      COMP/COMP            (confidential treatment requested)                      9903
(confidential treatment requested)      COMP/COMP            (confidential treatment requested)                      9903
(confidential treatment requested)      COMP/COMP            (confidential treatment requested)                      9903
(confidential treatment requested)      COMP/COMP            (confidential treatment requested)                      9801
(confidential treatment requested)      COMP/COMP            (confidential treatment requested)                      9801
(confidential treatment requested)      COMP/COMP            (confidential treatment requested)                      9801
(confidential treatment requested)      COMP/COMP            (confidential treatment requested)                      9801
(confidential treatment requested)      COMP/COMP            (confidential treatment requested)                      9903
(confidential treatment requested)      COMP/COMP            (confidential treatment requested)                      9903
(confidential treatment requested)      COMP/COMP            (confidential treatment requested)                      9903
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
              ASSET#                         ACCUM DEPR         BV            MTHLY DEPR       LOCCODE          LOC NAME
------------------------------------------------------------------------------------------------------------------------------------
(confidential treatment requested)     (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)     (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
              ASSET#                           LOC ADDRESS1                                  Voucher #
-------------------------------------------------------------------------------------------------------------------------
(confidential treatment requested)        600 KELLWOOD PARKWAY                  (confidential treatment requested)
(confidential treatment requested)        600 KELLWOOD PARKWAY                  (confidential treatment requested)
(confidential treatment requested)        600 KELLWOOD PARKWAY                  (confidential treatment requested)
(confidential treatment requested)        600 KELLWOOD PARKWAY                  (confidential treatment requested)
(confidential treatment requested)        600 KELLWOOD PARKWAY                  (confidential treatment requested)
(confidential treatment requested)        600 KELLWOOD PARKWAY                  (confidential treatment requested)
(confidential treatment requested)        600 KELLWOOD PARKWAY                  (confidential treatment requested)
(confidential treatment requested)        600 KELLWOOD PARKWAY                  (confidential treatment requested)
(confidential treatment requested)        600 KELLWOOD PARKWAY                  (confidential treatment requested)
(confidential treatment requested)        600 KELLWOOD PARKWAY                  (confidential treatment requested)
(confidential treatment requested)        600 KELLWOOD PARKWAY                  (confidential treatment requested)
(confidential treatment requested)        600 KELLWOOD PARKWAY                  (confidential treatment requested)
(confidential treatment requested)        600 KELLWOOD PARKWAY                  (confidential treatment requested)
(confidential treatment requested)        600 KELLWOOD PARKWAY                  (confidential treatment requested)
(confidential treatment requested)        600 KELLWOOD PARKWAY                  (confidential treatment requested)
(confidential treatment requested)        600 KELLWOOD PARKWAY                  (confidential treatment requested)
(confidential treatment requested)        600 KELLWOOD PARKWAY                  (confidential treatment requested)
(confidential treatment requested)        600 KELLWOOD PARKWAY                  (confidential treatment requested)
(confidential treatment requested)        600 KELLWOOD PARKWAY                  (confidential treatment requested)
(confidential treatment requested)        600 KELLWOOD PARKWAY                  (confidential treatment requested)
(confidential treatment requested)        600 KELLWOOD PARKWAY                  (confidential treatment requested)
(confidential treatment requested)        600 KELLWOOD PARKWAY                  (confidential treatment requested)
(confidential treatment requested)        600 KELLWOOD PARKWAY                  (confidential treatment requested)
(confidential treatment requested)        600 KELLWOOD PARKWAY                  (confidential treatment requested)
(confidential treatment requested)        600 KELLWOOD PARKWAY                  (confidential treatment requested)
(confidential treatment requested)        600 KELLWOOD PARKWAY                  (confidential treatment requested)
(confidential treatment requested)        600 KELLWOOD PARKWAY                  (confidential treatment requested)
(confidential treatment requested)        600 KELLWOOD PARKWAY                  (confidential treatment requested)
(confidential treatment requested)        600 KELLWOOD PARKWAY                  (confidential treatment requested)
(confidential treatment requested)        600 KELLWOOD PARKWAY                  (confidential treatment requested)
(confidential treatment requested)        600 KELLWOOD PARKWAY                  (confidential treatment requested)
(confidential treatment requested)        600 KELLWOOD PARKWAY                  (confidential treatment requested)
(confidential treatment requested)        600 KELLWOOD PARKWAY                  (confidential treatment requested)
(confidential treatment requested)        600 KELLWOOD PARKWAY                  (confidential treatment requested)
(confidential treatment requested)        600 KELLWOOD PARKWAY                  (confidential treatment requested)
(confidential treatment requested)        600 KELLWOOD PARKWAY                  (confidential treatment requested)
(confidential treatment requested)        600 KELLWOOD PARKWAY                  (confidential treatment requested)
(confidential treatment requested)        600 KELLWOOD PARKWAY                  (confidential treatment requested)
(confidential treatment requested)        600 KELLWOOD PARKWAY                  (confidential treatment requested)
(confidential treatment requested)        600 KELLWOOD PARKWAY                  (confidential treatment requested)
(confidential treatment requested)        600 KELLWOOD PARKWAY                  (confidential treatment requested)
(confidential treatment requested)        600 KELLWOOD PARKWAY                  (confidential treatment requested)
(confidential treatment requested)        600 KELLWOOD PARKWAY                  (confidential treatment requested)
(confidential treatment requested)        600 KELLWOOD PARKWAY                  (confidential treatment requested)
(confidential treatment requested)        600 KELLWOOD PARKWAY                  (confidential treatment requested)
(confidential treatment requested)        600 KELLWOOD PARKWAY                  (confidential treatment requested)
(confidential treatment requested)        600 KELLWOOD PARKWAY                  (confidential treatment requested)
(confidential treatment requested)        600 KELLWOOD PARKWAY                  (confidential treatment requested)
-------------------------------------------------------------------------------------------------------------------------

Schedule T: EDS Equipment Listing

------------------------------------------------------------------------------------------------------------------------------------
              ASSET#                       MFR       ITEM                SERIAL                   DESCRIPTION    ENT SRVC   COST CAP
------------------------------------------------------------------------------------------------------------------------------------
(confidential treatment requested)      COMP/COMP           (confidential treatment requested)                   9911
(confidential treatment requested)      COMP/COMP           (confidential treatment requested)                   9911
(confidential treatment requested)      COMP/COMP           (confidential treatment requested)                   9911
(confidential treatment requested)      COMP/COMP           (confidential treatment requested)                   9911
(confidential treatment requested)      COMP/COMP           (confidential treatment requested)                   9911
(confidential treatment requested)      COMP/COMP           (confidential treatment requested)                   9911
(confidential treatment requested)      COMP/COMP           (confidential treatment requested)                   9911
(confidential treatment requested)      COMP/COMP           (confidential treatment requested)                   9911
(confidential treatment requested)      COMP/COMP           (confidential treatment requested)                   9911
(confidential treatment requested)      COMP/COMP           (confidential treatment requested)                   0012
(confidential treatment requested)      COMP/COMP           (confidential treatment requested)                   0012
(confidential treatment requested)      COMP/COMP           (confidential treatment requested)                   0012
(confidential treatment requested)      COMP/COMP           (confidential treatment requested)                   0012
(confidential treatment requested)      COMP/COMP           (confidential treatment requested)                   0012
(confidential treatment requested)      COMP/COMP           (confidential treatment requested)                   9903
(confidential treatment requested)      COMP/COMP           (confidential treatment requested)                   0002
(confidential treatment requested)      COMP/COMP           (confidential treatment requested)                   0002
(confidential treatment requested)      COMP/COMP           (confidential treatment requested)                   0002
(confidential treatment requested)      COMP/COMP           (confidential treatment requested)                   0012
(confidential treatment requested)      COMP/COMP           (confidential treatment requested)                   0012
(confidential treatment requested)      COMP/COMP           (confidential treatment requested)                   0012
(confidential treatment requested)      COMP/COMP           (confidential treatment requested)                   0012
(confidential treatment requested)      COMP/COMP           (confidential treatment requested)                   0012
(confidential treatment requested)      COMP/COMP           (confidential treatment requested)                   0012
(confidential treatment requested)      COMP/COMP           (confidential treatment requested)                   0012
(confidential treatment requested)      COMP/COMP           (confidential treatment requested)                   9902
(confidential treatment requested)      COMP/COMP           (confidential treatment requested)                   9911
(confidential treatment requested)      COMP/COMP           (confidential treatment requested)                   9911
(confidential treatment requested)      COMP/COMP           (confidential treatment requested)                   9912
(confidential treatment requested)      COMP/COMP           (confidential treatment requested)                   9912
(confidential treatment requested)      COMP/COMP           (confidential treatment requested)                   9911
(confidential treatment requested)      COMP/COMP           (confidential treatment requested)                   9911
(confidential treatment requested)      COMP/COMP           (confidential treatment requested)                   9911
(confidential treatment requested)      COMP/COMP           (confidential treatment requested)                   9911
(confidential treatment requested)      COMP/COMP           (confidential treatment requested)                   9911
(confidential treatment requested)      COMP/COMP           (confidential treatment requested)                   9911
(confidential treatment requested)      COMP/COMP           (confidential treatment requested)                   9911
(confidential treatment requested)      COMP/COMP           (confidential treatment requested)                   9911
(confidential treatment requested)      COMP/COMP           (confidential treatment requested)                   9911
(confidential treatment requested)      COMP/COMP           (confidential treatment requested)                   9911
(confidential treatment requested)      COMP/COMP           (confidential treatment requested)                   9911
(confidential treatment requested)      COMP/COMP           (confidential treatment requested)                   9911
(confidential treatment requested)      COMP/COMP           (confidential treatment requested)                   9911
(confidential treatment requested)      COMP/COMP           (confidential treatment requested)                   9911
(confidential treatment requested)      COMP/COMP           (confidential treatment requested)                   9911
(confidential treatment requested)      COMP/COMP           (confidential treatment requested)                   9911
(confidential treatment requested)      COMP/COMP           (confidential treatment requested)                   9911
(confidential treatment requested)      COMP/COMP           (confidential treatment requested)                   9911
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
              ASSET#                          ACCUM DEPR         BV            MTHLY DEPR       LOCCODE          LOC NAME
------------------------------------------------------------------------------------------------------------------------------------
(confidential treatment requested)      (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)      (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)      (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)      (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)      (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)      (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)      (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)      (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)      (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)      (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)      (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)      (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)      (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)      (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)      (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)      (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)      (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)      (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)      (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)      (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)      (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)      (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)      (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)      (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)      (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)      (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)      (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)      (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)      (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)      (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)      (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)      (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)      (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)      (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)      (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)      (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)      (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)      (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)      (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)      (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)      (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)      (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)      (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)      (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)      (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)      (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)      (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)      (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
              ASSET#                                    LOC ADDRESS1                            Voucher #
----------------------------------------------------------------------------------------------------------------------------
(confidential treatment requested)                  600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY             (confidential treatment requested)
(confidential treatment requested)                  600 KELLWOOD PARKWAY             (confidential treatment requested)
----------------------------------------------------------------------------------------------------------------------------

Schedule T: EDS Equipment Listing

------------------------------------------------------------------------------------------------------------------------------------
                 ASSET#                        MFR     ITEM               SERIAL                 DESCRIPTION    ENT SRVC   COST CAP
------------------------------------------------------------------------------------------------------------------------------------
(confidential treatment requested)         COMP/COMP          (confidential treatment requested)                  9911
(confidential treatment requested)         COMP/COMP          (confidential treatment requested)                  9911
(confidential treatment requested)         COMP/COMP          (confidential treatment requested)                  9911
(confidential treatment requested)         COMP/COMP          (confidential treatment requested)                  9911
(confidential treatment requested)         COMP/COMP          (confidential treatment requested)                  9911
(confidential treatment requested)         COMP/COMP          (confidential treatment requested)                  9911
(confidential treatment requested)         COMP/COMP          (confidential treatment requested)                  9911
(confidential treatment requested)         COMP/COMP          (confidential treatment requested)                  9911
(confidential treatment requested)         COMP/COMP          (confidential treatment requested)                  9911
(confidential treatment requested)         COMP/COMP          (confidential treatment requested)                  0002
(confidential treatment requested)         COMP/COMP          (confidential treatment requested)                  0002
(confidential treatment requested)         COMP/COMP          (confidential treatment requested)                  0002
(confidential treatment requested)         COMP/COMP          (confidential treatment requested)                  9910
(confidential treatment requested)         COMP/COMP          (confidential treatment requested)                  9910
(confidential treatment requested)         COMP/COMP          (confidential treatment requested)                  9910
(confidential treatment requested)         COMP/COMP          (confidential treatment requested)                  9910
(confidential treatment requested)         COMP/COMP          (confidential treatment requested)                  9910
(confidential treatment requested)         COMP/COMP          (confidential treatment requested)                  9910
(confidential treatment requested)         COMP/COMP          (confidential treatment requested)                  9910
(confidential treatment requested)         COMP/COMP          (confidential treatment requested)                  9910
(confidential treatment requested)         COMP/COMP          (confidential treatment requested)                  0002
(confidential treatment requested)         COMP/COMP          (confidential treatment requested)                  0002
(confidential treatment requested)         COMP/COMP          (confidential treatment requested)                  0002
(confidential treatment requested)         COMP/COMP          (confidential treatment requested)                  0002
(confidential treatment requested)         COMP/COMP          (confidential treatment requested)                  0002
(confidential treatment requested)         COMP/COMP          (confidential treatment requested)                  0002
(confidential treatment requested)         COMP/COMP          (confidential treatment requested)                  9912
(confidential treatment requested)         COMP/COMP          (confidential treatment requested)                  9912
(confidential treatment requested)         COMP/COMP          (confidential treatment requested)                  9912
(confidential treatment requested)         COMP/COMP          (confidential treatment requested)                  9912
(confidential treatment requested)         COMP/COMP          (confidential treatment requested)                  9912
(confidential treatment requested)         COMP/COMP          (confidential treatment requested)                  9912
(confidential treatment requested)         COMP/COMP          (confidential treatment requested)                  9912
(confidential treatment requested)         COMP/COMP          (confidential treatment requested)                  9912
(confidential treatment requested)         COMP/COMP          (confidential treatment requested)                  9912
(confidential treatment requested)         COMP/COMP          (confidential treatment requested)                  9912
(confidential treatment requested)         COMP/COMP          (confidential treatment requested)                  9912
(confidential treatment requested)         COMP/COMP          (confidential treatment requested)                  9912
(confidential treatment requested)         COMP/COMP          (confidential treatment requested)                  9912
(confidential treatment requested)         COMP/COMP          (confidential treatment requested)                  9912
(confidential treatment requested)         COMP/COMP          (confidential treatment requested)                  9912
(confidential treatment requested)         COMP/COMP          (confidential treatment requested)                  9912
(confidential treatment requested)         COMP/COMP          (confidential treatment requested)                  9912
(confidential treatment requested)         COMP/COMP          (confidential treatment requested)                  9912
(confidential treatment requested)         COMP/COMP          (confidential treatment requested)                  9912
(confidential treatment requested)         COMP/COMP          (confidential treatment requested)                  9912
(confidential treatment requested)         COMP/COMP          (confidential treatment requested)                  9912
(confidential treatment requested)         COMP/COMP          (confidential treatment requested)                  9912
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
              ASSET#                              ACCUM DEPR         BV           MTHLY DEPR      LOCCODE          LOC NAME
------------------------------------------------------------------------------------------------------------------------------------
(confidential treatment requested)        (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)        (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)        (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)        (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)        (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)        (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)        (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)        (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)        (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)        (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)        (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)        (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)        (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)        (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)        (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)        (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)        (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)        (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)        (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)        (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)        (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)        (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)        (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)        (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)        (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)        (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)        (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)        (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)        (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)        (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)        (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)        (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)        (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)        (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)        (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)        (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)        (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)        (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)        (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)        (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)        (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)        (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)        (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)        (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)        (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)        (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)        (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
(confidential treatment requested)        (confidential treatment requested)                      MOCF04         EDS/KELLWOOD
------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
               ASSET#                       LOC ADDRESS/1/                                Voucher #
-------------------------------------------------------------------------------------------------------------------
(confidential treatment requested)        600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested)        600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested)        600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested)        600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested)        600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested)        600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested)        600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested)        600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested)        600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested)        600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested)        600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested)        600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested)        600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested)        600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested)        600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested)        600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested)        600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested)        600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested)        600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested)        600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested)        600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested)        600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested)        600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested)        600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested)        600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested)        600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested)        600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested)        600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested)        600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested)        600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested)        600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested)        600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested)        600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested)        600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested)        600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested)        600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested)        600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested)        600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested)        600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested)        600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested)        600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested)        600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested)        600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested)        600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested)        600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested)        600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested)        600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested)        600 KELLWOOD PARKWAY               (confidential treatment requested)
-------------------------------------------------------------------------------------------------------------------

Schedule T: EDS Equipment Listing

------------------------------------------------------------------------------------------------------------------------------------
               ASSET#                            MFR     ITEM                 SERIAL               DESCRIPTION  ENT SRVC   COST CAP
------------------------------------------------------------------------------------------------------------------------------------
(confidential treatment requested)           COMP/COMP          (confidential treatment requested)                9912
(confidential treatment requested)           COMP/COMP          (confidential treatment requested)                9912
(confidential treatment requested)           COMP/COMP          (confidential treatment requested)                9912
(confidential treatment requested)           COMP/COMP          (confidential treatment requested)                9912
(confidential treatment requested)           COMP/COMP          (confidential treatment requested)                0003
(confidential treatment requested)           COMP/COMP          (confidential treatment requested)                9911
(confidential treatment requested)           COMP/COMP          (confidential treatment requested)                9911
(confidential treatment requested)           COMP/COMP          (confidential treatment requested)                9911
(confidential treatment requested)           COMP/COMP          (confidential treatment requested)                9911
(confidential treatment requested)           COMP/COMP          (confidential treatment requested)                9911
(confidential treatment requested)           COMP/COMP          (confidential treatment requested)                9911
(confidential treatment requested)           COMP/COMP          (confidential treatment requested)                9911
(confidential treatment requested)           DEL/FI/SA          (confidential treatment requested)                9908
(confidential treatment requested)           DEL/FI/SA          (confidential treatment requested)                9910
(confidential treatment requested)           DEL/FI/SA          (confidential treatment requested)                9910
(confidential treatment requested)           DEL/FI/SA          (confidential treatment requested)                9910
(confidential treatment requested)           DEL/FI/SA          (confidential treatment requested)                9910
(confidential treatment requested)           EMC                (confidential treatment requested)                0006
(confidential treatment requested)           EMC                (confidential treatment requested)                0006
(confidential treatment requested)           HEWL/PACK          (confidential treatment requested)                0006
(confidential treatment requested)           HEWL/PACK          (confidential treatment requested)                0006
(confidential treatment requested)           HEWL/PACK          (confidential treatment requested)                9912
(confidential treatment requested)           HEWL/PACK          (confidential treatment requested)                9912
(confidential treatment requested)           HEWL/PACK          (confidential treatment requested)                9912
(confidential treatment requested)           HEWL/PACK          (confidential treatment requested)                9912
(confidential treatment requested)           HEWL/PACK          (confidential treatment requested)                9912
(confidential treatment requested)           HEWL/PACK          (confidential treatment requested)                0006
(confidential treatment requested)           HEWL/PACK          (confidential treatment requested)                0006
(confidential treatment requested)           HEWL/PACK          (confidential treatment requested)                0006
(confidential treatment requested)           HEWL/PACK          (confidential treatment requested)                0006
(confidential treatment requested)           HEWL/PACK          (confidential treatment requested)                0006
(confidential treatment requested)           HEWL/PACK          (confidential treatment requested)                0006
(confidential treatment requested)           HEWL/PACK          (confidential treatment requested)                0006
(confidential treatment requested)           HEWL/PACK          (confidential treatment requested)                0006
(confidential treatment requested)           HEWL/PACK          (confidential treatment requested)                0006
(confidential treatment requested)           HEWL/PACK          (confidential treatment requested)                0006
(confidential treatment requested)           HEWL/PACK          (confidential treatment requested)                0006
(confidential treatment requested)           HEWL/PACK          (confidential treatment requested)                0006
(confidential treatment requested)           HEWL/PACK          (confidential treatment requested)                9912
(confidential treatment requested)           HEWL/PACK          (confidential treatment requested)                9912
(confidential treatment requested)           MERA/SOLU          (confidential treatment requested)                0005
(confidential treatment requested)           ORACLE             (confidential treatment requested)                9801
(confidential treatment requested)           ORACLE             (confidential treatment requested)                9801
(confidential treatment requested)           ORACLE             (confidential treatment requested)                9801
(confidential treatment requested)           ORACLE             (confidential treatment requested)                9801
(confidential treatment requested)           ORACLE             (confidential treatment requested)                9801
(confidential treatment requested)           ORACLE             (confidential treatment requested)                9801
(confidential treatment requested)           ORACLE             (confidential treatment requested)                9801
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                ASSET#                          ACCUM DEPR       BV               MTHLY DEPR       LOCCODE          LOC NAME
------------------------------------------------------------------------------------------------------------------------------------
(confidential treatment requested)       (confidential treatment requested)                         MOCF04         EDS/KELLWOOD
(confidential treatment requested)       (confidential treatment requested)                         MOCF04         EDS/KELLWOOD
(confidential treatment requested)       (confidential treatment requested)                         MOCF04         EDS/KELLWOOD
(confidential treatment requested)       (confidential treatment requested)                         MOCF04         EDS/KELLWOOD
(confidential treatment requested)       (confidential treatment requested)                         MOCF04         EDS/KELLWOOD
(confidential treatment requested)       (confidential treatment requested)                         MOCF04         EDS/KELLWOOD
(confidential treatment requested)       (confidential treatment requested)                         MOCF04         EDS/KELLWOOD
(confidential treatment requested)       (confidential treatment requested)                         MOCF04         EDS/KELLWOOD
(confidential treatment requested)       (confidential treatment requested)                         MOCF04         EDS/KELLWOOD
(confidential treatment requested)       (confidential treatment requested)                         MOCF04         EDS/KELLWOOD
(confidential treatment requested)       (confidential treatment requested)                         MOCF04         EDS/KELLWOOD
(confidential treatment requested)       (confidential treatment requested)                         MOCF04         EDS/KELLWOOD
(confidential treatment requested)       (confidential treatment requested)                         MOCF04         EDS/KELLWOOD
(confidential treatment requested)       (confidential treatment requested)                         MOCF04         EDS/KELLWOOD
(confidential treatment requested)       (confidential treatment requested)                         MOCF04         EDS/KELLWOOD
(confidential treatment requested)       (confidential treatment requested)                         MOCF04         EDS/KELLWOOD
(confidential treatment requested)       (confidential treatment requested)                         MOCF04         EDS/KELLWOOD
(confidential treatment requested)       (confidential treatment requested)                         MOCF04         EDS/KELLWOOD
(confidential treatment requested)       (confidential treatment requested)                         MOCF04         EDS/KELLWOOD
(confidential treatment requested)       (confidential treatment requested)                         MOCF04         EDS/KELLWOOD
(confidential treatment requested)       (confidential treatment requested)                         MOCF04         EDS/KELLWOOD
(confidential treatment requested)       (confidential treatment requested)                         MOCF04         EDS/KELLWOOD
(confidential treatment requested)       (confidential treatment requested)                         MOCF04         EDS/KELLWOOD
(confidential treatment requested)       (confidential treatment requested)                         MOCF04         EDS/KELLWOOD
(confidential treatment requested)       (confidential treatment requested)                         MOCF04         EDS/KELLWOOD
(confidential treatment requested)       (confidential treatment requested)                         MOCF04         EDS/KELLWOOD
(confidential treatment requested)       (confidential treatment requested)                         MOCF04         EDS/KELLWOOD
(confidential treatment requested)       (confidential treatment requested)                         MOCF04         EDS/KELLWOOD
(confidential treatment requested)       (confidential treatment requested)                         MOCF04         EDS/KELLWOOD
(confidential treatment requested)       (confidential treatment requested)                         MOCF04         EDS/KELLWOOD
(confidential treatment requested)       (confidential treatment requested)                         MOCF04         EDS/KELLWOOD
(confidential treatment requested)       (confidential treatment requested)                         MOCF04         EDS/KELLWOOD
(confidential treatment requested)       (confidential treatment requested)                         MOCF04         EDS/KELLWOOD
(confidential treatment requested)       (confidential treatment requested)                         MOCF04         EDS/KELLWOOD
(confidential treatment requested)       (confidential treatment requested)                         MOCF04         EDS/KELLWOOD
(confidential treatment requested)       (confidential treatment requested)                         MOCF04         EDS/KELLWOOD
(confidential treatment requested)       (confidential treatment requested)                         MOCF04         EDS/KELLWOOD
(confidential treatment requested)       (confidential treatment requested)                         MOCF04         EDS/KELLWOOD
(confidential treatment requested)       (confidential treatment requested)                         MOCF04         EDS/KELLWOOD
(confidential treatment requested)       (confidential treatment requested)                         MOCF04         EDS/KELLWOOD
(confidential treatment requested)       (confidential treatment requested)                         MOCF04         EDS/KELLWOOD
(confidential treatment requested)       (confidential treatment requested)                         MOCF04         EDS/KELLWOOD
(confidential treatment requested)       (confidential treatment requested)                         MOCF04         EDS/KELLWOOD
(confidential treatment requested)       (confidential treatment requested)                         MOCF04         EDS/KELLWOOD
(confidential treatment requested)       (confidential treatment requested)                         MOCF04         EDS/KELLWOOD
(confidential treatment requested)       (confidential treatment requested)                         MOCF04         EDS/KELLWOOD
(confidential treatment requested)       (confidential treatment requested)                         MOCF04         EDS/KELLWOOD
(confidential treatment requested)       (confidential treatment requested)                         MOCF04         EDS/KELLWOOD
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
               ASSET#                       LOC ADDRESS/1/                                Voucher #
--------------------------------------------------------------------------------------------------------------------
(confidential treatment requested)       600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY               (confidential treatment requested)
(confidential treatment requested)       600 KELLWOOD PARKWAY               (confidential treatment requested)
--------------------------------------------------------------------------------------------------------------------

Schedule T: EDS Equipment Listing

                ASSET#                  MFR       ITEM                    SERIAL                 DESCRIPTION    ENT SRVC   COST CAP
------------------------------------------------------------------------------------------------------------------------------------
(confidential treatment requested)   RICH/SYST            (confidential treatment requested)                      9802
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                ASSET#                          ACCUM DEPR         BV           MTHLY DEPR     LOCCODE      LOC NAME
------------------------------------------------------------------------------------------------------------------------------------
(confidential treatment requested)        (confidential treatment requested)                    MOCF04     EDS/KELLWOOD
                                          (confidential treatment requested)
------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
               ASSET#                      LOC ADDRESS/1/                              Voucher #
---------------------------------------------------------------------------------------------------------------
(confidential treatment requested)      600 KELLWOOD PARKWAY              (confidential treatment requested)
---------------------------------------------------------------------------------------------------------------

                                    Page 49